UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811- 07584

Rydex Series Funds

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Rydex Series Funds

702 King Farm Boulevard, Suite 200

Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: March 31

Date of reporting period: March 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

3.31.2019

Rydex Funds Annual Report

Sector Funds
Banking Fund
Basic Materials Fund
Biotechnology Fund
Consumer Products Fund
Electronics Fund
Energy Fund
Energy Services Fund
Financial Services Fund
Health Care Fund
Internet Fund
Leisure Fund
Precious Metals Fund
Real Estate Fund
Retailing Fund
Technology Fund
Telecommunications Fund
Transportation Fund
Utilities Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	RSECF-ANN-2-0319x0320

GUGGENHEIM

# Fast, Convenient, and Secure

## Sign up for eDelivery from Guggenheim

Guggenheim's eDelivery service allows you to waive postal delivery and provides a fast, convenient, and secure way to access your account documents and shareholder communications such as statements, confirmations, prospectuses, and annual and semi-annual reports.

With Guggenheim's eDelivery service, you can:

- Receive important account information faster
- Reduce the chance of mail fraud and identity theft
- Positively impact the environment
- Increase shareholder value by reducing printing and mailing costs

**For more information, visit *GuggenheimInvestments.com/eDelivery* or call our Client Services group at 800 820 0888.**

**It's easy to enroll:**

To register your account and begin receiving some or all of your shareholder communications electronically, follow these simple steps:

1. **Go to *GuggenheimInvestments.com/myaccount***

   If you are a new user, you can also establish your User ID and password here.

2. **Log into your account**
3. **Select "Profile" on the left**
4. **Select "Edit Delivery" at the bottom**

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC. GI-GOGREEN-0818 x0919 #35259

**Guggenheim Investments** eDelivery Service Notice

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
BANKING FUND	10
BASIC MATERIALS FUND	18
BIOTECHNOLOGY FUND	26
CONSUMER PRODUCTS FUND	34
ELECTRONICS FUND	43
ENERGY FUND	51
ENERGY SERVICES FUND	59
FINANCIAL SERVICES FUND	67
HEALTH CARE FUND	76
INTERNET FUND	85
LEISURE FUND	93
PRECIOUS METALS FUND	103
REAL ESTATE FUND	111
RETAILING FUND	120
TECHNOLOGY FUND	128
TELECOMMUNICATIONS FUND	137
TRANSPORTATION FUND	145
UTILITIES FUND	153
NOTES TO FINANCIAL STATEMENTS	162
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	175
OTHER INFORMATION	176
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	178
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	181

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2019

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for 18 of our sector funds (the “Fund” or “Funds”). This report covers performance for the 12-month period ended March 31, 2019.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
April 30, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Sector funds may not be suitable for all investors. Investing in sector funds is more volatile than investing in broadly diversified funds, as there is a greater risk due to the concentration of the fund’s holdings in issuers within the same sector or industry. Certain of the sector funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2019

Late 2018 and early 2019 U.S. economic data stoked recession fears, prompting the U.S. Federal Reserve (the “Fed”) to abort its tightening cycle and the 3-month/10-year Treasury yield curve to invert. Housing activity weakened markedly in the second half of 2018, personal spending growth decelerated, job gains moderated, and industrial production growth slowed. However, first-quarter 2019 real gross domestic product (“GDP”) surprised everyone by posting a growth rate of 3.2 percent. While this number benefited from big contributions from inventories and trade, the decline in interest rates and recovery in risk assets could support U.S. economic growth in the second and third quarters of 2019.

Taking a longer view, the indicators Guggenheim tracks as part of our proprietary recession probability indicator continue to signal that the economy could be heading into a recession in about a year. The unemployment rate has leveled off after years of steady declines, the Fed has moved to a neutral bias on rates, the yield curve has inverted, growth in leading indicators has slowed, gains in total hours worked have slowed, and real retail sales growth has fallen sharply. Taken together, these data points support the view that the next recession may begin as early as the first half of 2020.

Overseas, continued weakness in economic data finally prompted policy action. The European Central Bank (“ECB”) revised expected real GDP growth downward for 2019 and shortly thereafter delivered further accommodation. Rate hikes are now forecast to come later than previously indicated, and the ECB launched a series of targeted long-term refinancing operations consisting of two-year loans. China, another major economy that has shown signs of slowing, showed a mix of softening and signs of stabilization in recent economic activity. So far, Chinese authorities have announced fiscal stimulus through tax cuts and infrastructure spending, and monetary stimulus in the form of a reduction in the reserve requirement ratio.

Foreign governments’ stimulus to their local economies may be good news for U.S. activity. The downward trend in global growth weighed on U.S. activity, as evidenced by some weakness in 2018 U.S. exports and downward revisions to this year’s expected corporate earnings. If policy changes are enough to avoid recession across Western Europe or boost growth in China, the combination of this and lower U.S. rates could be positive for U.S. growth later in the year. However, the U.S., Europe, and China are not yet out of the woods. All three remain key risks to global growth given the lack of a Brexit agreement, significant weakening in German manufacturing activity, and unresolved U.S.-China tariff negotiations. Without a positive catalyst, the trajectory for the U.S. could remain negative, with a major event risk looming in the fall, when the U.S. Treasury Department will exhaust its “extraordinary measures” and force a congressional debate about the debt ceiling, which could prompt fears of a technical default and complicate fiscal year 2020 budget negotiations, where a fiscal spending cliff looms.

For the 12 months ended March 31, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned 9.50%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -3.71%. The return of the MSCI Emerging Markets Index* was -7.41%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 4.48% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 5.93%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.12% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2019

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

MSCI U.S. REIT Index is a free-float market capitalization weighted index that is comprised of equity real estate investment trust (“REIT”) securities that belong to the MSCI U.S. Investable Market 2500 Index. The MSCI U.S. REIT Index includes only REIT securities that are of reasonable size in terms of full and free float-adjusted market capitalization to ensure that the performance of the equity REIT universe can be captured and replicated in actual institutional and retail portfolios of different sizes.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Consumer Discretionary Index is a sub-index of the S&P 500® Index. The Consumer Discretionary Index includes companies in the following industries: automobiles and components, consumer durables, apparel, hotels, restaurants, leisure, media, and retailing.

S&P 500® Consumer Staples Index is a sub-index of the S&P 500® Index. The Consumer Staples Index comprises companies whose businesses are less sensitive to economic cycles. It includes manufacturers and distributors of food, beverages, and tobacco and producers of nondurable household goods and personal products. It also includes food & drug retailing companies as well as hypermarkets and consumer super centers.

S&P 500® Energy Index is a sub-index of the S&P 500® Index. The Energy Index comprises companies whose businesses are dominated by either of the following activities: the construction or provision of oil rigs, drilling equipment, and other energy-related equipment and services, including seismic data collection; companies engaged in the exploration, production, marketing, refining, and/or transportation of oil and gas products, coal, and other consumable fuels.

S&P 500® Financials Index is a sub-index of the S&P 500® Index. The Financials Index contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment, and real estate, including REITs.

S&P 500® Health Care Index is a sub-index of the S&P 500® Index. The Health Care Index encompasses two main industry groups. The first includes companies which manufacture health care equipment and supplies or provide health care-related services, including distributors of health care products, providers of basic health-care services, and owners and operators of health care facilities and organizations. The first group also includes companies operating in the health care technology industry. The second group includes companies primarily involved in the research, development, production, and marketing of pharmaceuticals, biotechnology, and life sciences products.

S&P 500® Industrials Index is a sub-index of the S&P 500® Index. The Industrials Index includes companies whose businesses are dominated by one of the following activities: the manufacture and distribution of capital goods, including aerospace & defense, construction, engineering & building products, electrical equipment, and industrial machinery; the provision of commercial services and supplies, including printing, environmental, office, and security services; the provision of professional services, including employment and research & consulting services; or the provision of transportation services, including airlines, couriers, marine, road & rail, and transportation infrastructure.

S&P 500® Information Technology Index is a sub-index of the S&P 500® Index. The Information Technology Index covers the following general areas: technology software & services, including companies that primarily develop software in various fields such as the internet, applications, systems, databases management, and/or home entertainment, and companies that provide information technology consulting and services, as well as data processing and outsourced services; secondly, technology hardware & equipment, including manufacturers and distributors of communications equipment, computers & peripherals, electronic equipment, and related instruments; and thirdly, semiconductors & semiconductor equipment manufacturers.

S&P 500® Materials Index is a sub-index of the S&P 500® Index. The Materials Index encompasses a wide range of commodity-related manufacturing industries. Included in this sector are companies that manufacture chemicals, construction materials, glass, paper, forest products, and related packaging products, and metals, minerals, and mining companies, including producers of steel.

S&P 500® Telecommunication Services Index is a sub-index of the S&P 500® Index. The Telecommunications Services Index contains companies that provide communications services primarily through a fixed-line, cellular, wireless, high bandwidth, and/or fiber optic cable network.

S&P 500® Utilities Index is a sub-index of the S&P 500® Index. The Utilities Index encompasses those companies considered electric, gas or water utilities, or companies that operate as independent producers and/or distributors of power.

4 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2018 and ending March 31, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Banking Fund
Investor Class	1.49%	(9.67%)	$ 1,000.00	$ 903.30	$ 7.07
A-Class	1.74%	(9.78%)	1,000.00	902.20	8.25
C-Class	2.49%	(10.11%)	1,000.00	898.90	11.79
H-Class	1.75%	(9.80%)	1,000.00	902.00	8.30
Basic Materials Fund
Investor Class	1.50%	(3.46%)	1,000.00	965.40	7.35
A-Class	1.75%	(3.59%)	1,000.00	964.10	8.57
C-Class	2.50%	(3.94%)	1,000.00	960.60	12.22
H-Class	1.75%	(3.59%)	1,000.00	964.10	8.57
Biotechnology Fund
Investor Class	1.49%	(3.67%)	1,000.00	963.30	7.29
A-Class	1.74%	(3.80%)	1,000.00	962.00	8.51
C-Class	2.49%	(4.15%)	1,000.00	958.50	12.16
H-Class	1.74%	(3.81%)	1,000.00	961.90	8.51
Consumer Products Fund
Investor Class	1.49%	3.39%	1,000.00	1,033.90	7.56
A-Class	1.74%	3.25%	1,000.00	1,032.50	8.82
C-Class	2.49%	2.89%	1,000.00	1,028.90	12.60
H-Class	1.74%	3.26%	1,000.00	1,032.60	8.82
Electronics Fund
Investor Class	1.50%	2.11%	1,000.00	1,021.10	7.56
A-Class	1.74%	1.99%	1,000.00	1,019.90	8.76
C-Class	2.49%	1.60%	1,000.00	1,016.00	12.52
H-Class	1.74%	1.98%	1,000.00	1,019.80	8.76
Energy Fund
Investor Class	1.48%	(19.43%)	1,000.00	805.70	6.66
A-Class	1.74%	(19.52%)	1,000.00	804.80	7.83
C-Class	2.49%	(19.81%)	1,000.00	801.90	11.19
H-Class	1.73%	(19.51%)	1,000.00	804.90	7.78
Energy Services Fund
Investor Class	1.48%	(28.84%)	1,000.00	711.60	6.32
A-Class	1.76%	(28.97%)	1,000.00	710.30	7.50
C-Class	2.49%	(29.18%)	1,000.00	708.20	10.60
H-Class	1.73%	(29.03%)	1,000.00	709.70	7.37
Financial Services Fund
Investor Class	1.48%	(1.29%)	1,000.00	987.10	7.33
A-Class	1.74%	(1.42%)	1,000.00	985.80	8.61
C-Class	2.49%	(1.79%)	1,000.00	982.10	12.30
H-Class	1.75%	(1.45%)	1,000.00	985.50	8.66
Health Care Fund
Investor Class	1.49%	(4.20%)	1,000.00	958.00	7.27
A-Class	1.74%	(4.34%)	1,000.00	956.60	8.49
C-Class	2.49%	(4.66%)	1,000.00	953.40	12.13
H-Class	1.74%	(4.33%)	1,000.00	956.70	8.49

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.48%	(1.05%)	$ 1,000.00	$ 989.50	$ 7.34
A-Class	1.74%	(1.17%)	1,000.00	988.30	8.63
C-Class	2.49%	(1.54%)	1,000.00	984.60	12.32
H-Class	1.74%	(1.18%)	1,000.00	988.20	8.62
Leisure Fund
Investor Class	1.49%	(1.68%)	1,000.00	983.20	7.37
A-Class	1.74%	(1.81%)	1,000.00	981.90	8.60
C-Class	2.49%	(2.17%)	1,000.00	978.30	12.28
H-Class	1.74%	(1.80%)	1,000.00	982.00	8.60
Precious Metals Fund
Investor Class	1.43%	18.54%	1,000.00	1,185.40	7.79
A-Class	1.69%	18.41%	1,000.00	1,184.10	9.20
C-Class	2.44%	17.92%	1,000.00	1,179.20	13.26
H-Class	1.68%	18.29%	1,000.00	1,182.90	9.14
Real Estate Fund
A-Class	1.74%	6.40%	1,000.00	1,064.00	8.95
C-Class	2.49%	6.02%	1,000.00	1,060.20	12.79
H-Class	1.74%	6.44%	1,000.00	1,064.40	8.96
Retailing Fund
Investor Class	1.48%	(3.49%)	1,000.00	965.10	7.25
A-Class	1.74%	(3.60%)	1,000.00	964.00	8.52
C-Class	2.48%	(3.99%)	1,000.00	960.10	12.12
H-Class	1.72%	(3.56%)	1,000.00	964.40	8.42
Technology Fund
Investor Class	1.49%	1.07%	1,000.00	1,010.70	7.47
A-Class	1.74%	0.95%	1,000.00	1,009.50	8.72
C-Class	2.49%	0.57%	1,000.00	1,005.70	12.45
H-Class	1.72%	0.94%	1,000.00	1,009.40	8.62
Telecommunications Fund
Investor Class	1.49%	(3.38%)	1,000.00	966.20	7.30
A-Class	1.74%	(3.49%)	1,000.00	965.10	8.52
C-Class	2.49%	(3.85%)	1,000.00	961.50	12.18
H-Class	1.74%	(3.27%)	1,000.00	967.30	8.53
Transportation Fund
Investor Class	1.49%	(8.12%)	1,000.00	918.80	7.13
A-Class	1.74%	(8.24%)	1,000.00	917.60	8.32
C-Class	2.49%	(8.59%)	1,000.00	914.10	11.88
H-Class	1.74%	(8.26%)	1,000.00	917.40	8.32
Utilities Fund
Investor Class	1.50%	10.31%	1,000.00	1,103.10	7.87
A-Class	1.74%	10.13%	1,000.00	1,101.30	9.12
C-Class	2.49%	9.73%	1,000.00	1,097.30	13.02
H-Class	1.73%	10.12%	1,000.00	1,101.20	9.06

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Banking Fund
Investor Class	1.49%	5.00%	$ 1,000.00	$ 1,017.50	$ 7.49
A-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
C-Class	2.49%	5.00%	1,000.00	1,012.52	12.49
H-Class	1.75%	5.00%	1,000.00	1,016.21	8.80
Basic Materials Fund
Investor Class	1.50%	5.00%	1,000.00	1,017.45	7.54
A-Class	1.75%	5.00%	1,000.00	1,016.21	8.80
C-Class	2.50%	5.00%	1,000.00	1,012.47	12.54
H-Class	1.75%	5.00%	1,000.00	1,016.21	8.80
Biotechnology Fund
Investor Class	1.49%	5.00%	1,000.00	1,017.50	7.49
A-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
C-Class	2.49%	5.00%	1,000.00	1,012.52	12.49
H-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
Consumer Products Fund
Investor Class	1.49%	5.00%	1,000.00	1,017.50	7.49
A-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
C-Class	2.49%	5.00%	1,000.00	1,012.52	12.49
H-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
Electronics Fund
Investor Class	1.50%	5.00%	1,000.00	1,017.45	7.54
A-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
C-Class	2.49%	5.00%	1,000.00	1,012.52	12.49
H-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
Energy Fund
Investor Class	1.48%	5.00%	1,000.00	1,017.55	7.44
A-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
C-Class	2.49%	5.00%	1,000.00	1,012.52	12.49
H-Class	1.73%	5.00%	1,000.00	1,016.31	8.70
Energy Services Fund
Investor Class	1.48%	5.00%	1,000.00	1,017.55	7.44
A-Class	1.76%	5.00%	1,000.00	1,016.16	8.85
C-Class	2.49%	5.00%	1,000.00	1,012.52	12.49
H-Class	1.73%	5.00%	1,000.00	1,016.31	8.70
Financial Services Fund
Investor Class	1.48%	5.00%	1,000.00	1,017.55	7.44
A-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
C-Class	2.49%	5.00%	1,000.00	1,012.52	12.49
H-Class	1.75%	5.00%	1,000.00	1,016.21	8.80
Health Care Fund
Investor Class	1.49%	5.00%	1,000.00	1,017.50	7.49
A-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
C-Class	2.49%	5.00%	1,000.00	1,012.52	12.49
H-Class	1.74%	5.00%	1,000.00	1,016.26	8.75

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Internet Fund
Investor Class	1.48%	5.00%	$ 1,000.00	$ 1,017.55	$ 7.44
A-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
C-Class	2.49%	5.00%	1,000.00	1,012.52	12.49
H-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
Leisure Fund
Investor Class	1.49%	5.00%	1,000.00	1,017.50	7.49
A-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
C-Class	2.49%	5.00%	1,000.00	1,012.52	12.49
H-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
Precious Metals Fund
Investor Class	1.43%	5.00%	1,000.00	1,017.80	7.19
A-Class	1.69%	5.00%	1,000.00	1,016.50	8.50
C-Class	2.44%	5.00%	1,000.00	1,012.76	12.24
H-Class	1.68%	5.00%	1,000.00	1,016.55	8.45
Real Estate Fund
A-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
C-Class	2.49%	5.00%	1,000.00	1,012.52	12.49
H-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
Retailing Fund
Investor Class	1.48%	5.00%	1,000.00	1,017.55	7.44
A-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
C-Class	2.48%	5.00%	1,000.00	1,012.57	12.44
H-Class	1.72%	5.00%	1,000.00	1,016.36	8.65
Technology Fund
Investor Class	1.49%	5.00%	1,000.00	1,017.50	7.49
A-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
C-Class	2.49%	5.00%	1,000.00	1,012.52	12.49
H-Class	1.72%	5.00%	1,000.00	1,016.36	8.65
Telecommunications Fund
Investor Class	1.49%	5.00%	1,000.00	1,017.50	7.49
A-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
C-Class	2.49%	5.00%	1,000.00	1,012.52	12.49
H-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
Transportation Fund
Investor Class	1.49%	5.00%	1,000.00	1,017.50	7.49
A-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
C-Class	2.49%	5.00%	1,000.00	1,012.52	12.49
H-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
Utilities Fund
Investor Class	1.50%	5.00%	1,000.00	1,017.45	7.54
A-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
C-Class	2.49%	5.00%	1,000.00	1,012.52	12.49
H-Class	1.73%	5.00%	1,000.00	1,016.31	8.70

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2018 to March 31, 2019.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

BANKING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions (“Banking companies”).

For the one-year period ended March 31, 2019, Banking Fund Investor Class returned -11.63%, compared with -4.67% for the S&P 500 Financials Index. The broader S&P 500 Index returned 9.50%.

The banks industry is the largest in the Fund, accounting for most of the Fund by weight, and as a whole it detracted from return. The diversified banks category was the next largest detractor from return. The life insurance industry was the only industry that contributed to Fund performance.

AXA Equitable Holdings, Inc., ICICI Bank Ltd. ADR, and HDFC Bank Ltd. ADR were the holdings that contributed the most to the Fund’s return for the period. State Street Corp., PNC Financial Services Group, Inc., and Capital One Financial Corp. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
Citigroup, Inc.	4.1%
JPMorgan Chase & Co.	4.0%
Wells Fargo & Co.	4.0%
Bank of America Corp.	3.9%
U.S. Bancorp	3.4%
PNC Financial Services Group, Inc.	2.9%
Bank of New York Mellon Corp.	2.7%
Capital One Financial Corp.	2.4%
BB&T Corp.	2.3%
Fifth Third Bancorp	2.1%
Top Ten Total	31.8%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
Investor Class Shares	(11.63%)	4.09%	9.81%
A-Class Shares	(11.85%)	3.84%	9.55%
A-Class Shares with sales charge‡	(16.04%)	2.83%	9.03%
C-Class Shares	(12.51%)	3.06%	8.83%
C-Class Shares with CDSC§	(13.36%)	3.06%	8.83%
H-Class Shares**	(11.89%)	3.78%	9.39%
S&P 500 Financials Index	(4.67%)	9.39%	15.70%
S&P 500 Index	9.50%	10.91%	15.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2019
BANKING FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Banks - 91.8%
Citigroup, Inc.	8,969	$558,051
JPMorgan Chase & Co.	5,452	551,906
Wells Fargo & Co.	11,371	549,447
Bank of America Corp.	19,426	535,963
U.S. Bancorp	9,570	461,178
PNC Financial Services Group, Inc.	3,222	395,211
Bank of New York Mellon Corp.	7,322	369,248
BB&T Corp.	6,757	314,403
Fifth Third Bancorp	11,480	289,526
SunTrust Banks, Inc.	4,552	269,706
M&T Bank Corp.	1,537	241,340
Northern Trust Corp.	2,588	233,981
First Republic Bank	2,203	221,313
KeyCorp	12,990	204,592
Citizens Financial Group, Inc.	6,168	200,460
Regions Financial Corp.	13,716	194,081
Huntington Bancshares, Inc.	14,889	188,793
Comerica, Inc.	2,433	178,388
SVB Financial Group*	796	176,999
HDFC Bank Ltd. ADR	1,383	160,304
ICICI Bank Ltd. ADR	13,745	157,518
Zions Bancorp North America	3,372	153,123
Toronto-Dominion Bank	2,671	145,115
HSBC Holdings plc ADR	3,568	144,789
Royal Bank of Canada[1]	1,890	142,790
Signature Bank	1,112	142,414
Bank of Nova Scotia	2,650	141,192
Popular, Inc.	2,686	140,021
Bank of Montreal	1,863	139,390
UBS Group AG*	11,483	139,059
East West Bancorp, Inc.	2,870	137,674
Credit Suisse Group AG ADR*	11,796	137,423
Commerce Bancshares, Inc.	2,343	136,035
Cullen/Frost Bankers, Inc.	1,362	132,209
Canadian Imperial Bank of Commerce[1]	1,665	131,652
BOK Financial Corp.	1,595	130,072
Synovus Financial Corp.	3,489	119,882
Prosperity Bancshares, Inc.	1,694	116,988
CIT Group, Inc.	2,437	116,903
First Citizens BancShares, Inc. — Class A	284	115,645
PacWest Bancorp	3,026	113,808
Webster Financial Corp.	2,233	113,146
First Horizon National Corp.	8,051	112,553
Pinnacle Financial Partners, Inc.	1,987	108,689
Western Alliance Bancorporation*	2,648	108,674
First Financial Bankshares, Inc.	1,834	105,969
IBERIABANK Corp.	1,468	105,270
United Bankshares, Inc.	2,858	103,574
Wintrust Financial Corp.	1,525	102,678
Bank OZK	3,529	102,270
First Hawaiian, Inc.	3,884	101,178
Umpqua Holdings Corp.	6,124	101,046
Glacier Bancorp, Inc.	2,492	99,854
Hancock Whitney Corp.	2,451	99,020
Associated Banc-Corp.	4,589	97,975
TCF Financial Corp.	4,701	97,264
UMB Financial Corp.	1,500	96,060
BankUnited, Inc.	2,867	95,758
FNB Corp.	9,022	95,633
CVB Financial Corp.	4,380	92,199
BancorpSouth Bank	3,234	91,263
Old National Bancorp	5,541	90,872
Home BancShares, Inc.	5,161	90,679
Chemical Financial Corp.	2,195	90,346
Texas Capital Bancshares, Inc.*	1,614	88,108
Cathay General Bancorp	2,590	87,827
Fulton Financial Corp.	5,580	86,378
Union Bankshares Corp.	2,643	85,448
Columbia Banking System, Inc.	2,499	81,692
First Financial Bancorp	3,380	81,323
Simmons First National Corp. — Class A	3,296	80,686
Trustmark Corp.	2,393	80,477
CenterState Bank Corp.	3,375	80,359
First Midwest Bancorp, Inc.	3,833	78,423
United Community Banks, Inc.	2,990	74,541
LegacyTexas Financial Group, Inc.	1,958	73,210
Hope Bancorp, Inc.	5,173	67,663
Cadence BanCorp	3,475	64,461
Total Banks		12,541,158

Savings & Loans - 2.9%
People’s United Financial, Inc.	8,023	131,898
Sterling Bancorp	5,637	105,017
Investors Bancorp, Inc.	8,341	98,841
Pacific Premier Bancorp, Inc.	2,552	67,705
Total Savings & Loans		403,461

Diversified Financial Services - 2.4%
Capital One Financial Corp.	4,067	332,233

Insurance - 2.4%
AXA Equitable Holdings, Inc.	8,691	175,037
Voya Financial, Inc.	2,938	146,782
Total Insurance		321,819

Total Common Stocks
(Cost $12,101,444)		13,598,671

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
BANKING FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.6%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	$53,607	$53,607
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	13,402	13,402
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	12,003	12,003
Total Repurchase Agreements
(Cost $79,012)		79,012

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	176,175	176,175
Total Securities Lending Collateral
(Cost $176,175)		176,175

Total Investments - 101.4%
(Cost $12,356,631)		$13,853,858
Other Assets & Liabilities, net - (1.4)%		(192,465)
Total Net Assets - 100.0%		$13,661,393

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of March 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$13,598,671	$—	$—	$13,598,671
Repurchase Agreements	—	79,012	—	79,012
Securities Lending Collateral	176,175	—	—	176,175
Total Assets	$13,774,846	$79,012	$—	$13,853,858

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

BANKING FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $171,601 of securities loaned (cost $12,277,619)	$13,774,846
Repurchase agreements, at value (cost $79,012)	79,012
Receivables:
Securities sold	2,475,716
Fund shares sold	98,666
Dividends	47,646
Foreign tax reclaims	1,046
Interest	17
Securities lending income	10
Total assets	16,476,959

Liabilities:
Payable for:
Fund shares redeemed	2,594,755
Return of securities lending collateral	176,175
Management fees	17,638
Transfer agent and administrative fees	5,188
Distribution and service fees	2,816
Portfolio accounting fees	2,075
Trustees’ fees*	457
Miscellaneous	16,462
Total liabilities	2,815,566
Commitments and contingent liabilities (Note 10)	—
Net assets	$13,661,393

Net assets consist of:
Paid in capital	$15,262,552
Total distributable earnings (loss)	(1,601,159)
Net assets	$13,661,393

Investor Class:
Net assets	$5,997,401
Capital shares outstanding	80,418
Net asset value per share	$74.58

A-Class:
Net assets	$4,849,099
Capital shares outstanding	71,513
Net asset value per share	$67.81
Maximum offering price per share (Net asset value divided by 95.25%)	$71.19

C-Class:
Net assets	$1,283,888
Capital shares outstanding	21,219
Net asset value per share	$60.51

H-Class:
Net assets	$1,531,005
Capital shares outstanding	23,196
Net asset value per share	$66.00

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $10,132)	$584,925
Interest	2,133
Income from securities lending, net	818
Total investment income	587,876

Expenses:
Management fees	206,538
Distribution and service fees:
A-Class	11,167
C-Class	35,515
H-Class	7,162
Transfer agent and administrative fees	60,746
Registration fees	26,023
Portfolio accounting fees	24,299
Trustees’ fees*	8,293
Custodian fees	3,233
Line of credit fees	922
Miscellaneous	24,322
Total expenses	408,220
Net investment income	179,656

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	800,892
Net realized gain	800,892
Net change in unrealized appreciation (depreciation) on:
Investments	(4,677,698)
Net change in unrealized appreciation (depreciation)	(4,677,698)
Net realized and unrealized loss	(3,876,806)
Net decrease in net assets resulting from operations	$(3,697,150)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$179,656	$287,899
Net realized gain on investments	800,892	12,177,260
Net change in unrealized appreciation (depreciation) on investments	(4,677,698)	(6,360,606)
Net increase (decrease) in net assets resulting from operations	(3,697,150)	6,104,553

Distributions to shareholders:
Investor Class	(97,425)	(133,434)[1]
A-Class	(93,207)	(16,142)[1]
C-Class	(91,847)	(18,031)[1]
H-Class	(5,420)	(70,678)[1]
Total distributions to shareholders	(287,899)	(238,285)

Capital share transactions:
Proceeds from sale of shares
Investor Class	106,641,289	175,164,177
A-Class	4,740,864	5,786,565
C-Class	5,542,911	3,913,961
H-Class	73,023,137	262,406,269
Distributions reinvested
Investor Class	91,809	131,975
A-Class	89,208	15,040
C-Class	91,561	17,799
H-Class	5,361	70,666
Cost of shares redeemed
Investor Class	(124,774,957)	(193,064,391)
A-Class	(3,478,711)	(8,050,385)
C-Class	(7,834,143)	(5,930,789)
H-Class	(85,075,671)	(259,252,200)
Net decrease from capital share transactions	(30,937,342)	(18,791,313)
Net decrease in net assets	(34,922,391)	(12,925,045)

Net assets:
Beginning of year	48,583,784	61,508,829
End of year	$13,661,393	$48,583,784

Capital share activity:
Shares sold
Investor Class	1,312,693	2,144,837
A-Class	65,441	79,027
C-Class	79,933	58,114
H-Class	1,002,598	3,797,432
Shares issued from reinvestment of distributions
Investor Class	1,285	1,532
A-Class	1,372	191
C-Class	1,575	250
H-Class	85	921
Shares redeemed
Investor Class	(1,537,374)	(2,382,137)
A-Class	(47,026)	(111,766)
C-Class	(117,694)	(89,022)
H-Class	(1,164,683)	(3,736,577)
Net decrease in shares	(401,795)	(237,198)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 9).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

BANKING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$86.27	$76.86	$56.13	$62.71	$63.60
Income (loss) from investment operations:
Net investment income (loss)[a]	.81	.60	.53	.68	.51
Net gain (loss) on investments (realized and unrealized)	(10.92)	9.12	20.51	(6.97)	(.98)
Total from investment operations	(10.11)	9.72	21.04	(6.29)	(.47)
Less distributions from:
Net investment income	(1.58)	(.31)	(.31)	(.29)	(.42)
Total distributions	(1.58)	(.31)	(.31)	(.29)	(.42)
Net asset value, end of period	$74.58	$86.27	$76.86	$56.13	$62.71

Total Return	(11.63%)	12.63%	37.53%	(10.10%)	(0.73%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,997	$26,209	$41,473	$7,206	$43,989
Ratios to average net assets:
Net investment income (loss)	0.97%	0.73%	0.74%	1.07%	0.82%
Total expenses	1.46%	1.38%	1.38%	1.34%	1.34%
Portfolio turnover rate	633%	772%	907%	514%	583%

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$78.80	$70.41	$51.55	$57.76	$58.75
Income (loss) from investment operations:
Net investment income (loss)[a]	.57	.37	.33	.40	.26
Net gain (loss) on investments (realized and unrealized)	(9.98)	8.33	18.84	(6.32)	(.83)
Total from investment operations	(9.41)	8.70	19.17	(5.92)	(.57)
Less distributions from:
Net investment income	(1.58)	(.31)	(.31)	(.29)	(.42)
Total distributions	(1.58)	(.31)	(.31)	(.29)	(.42)
Net asset value, end of period	$67.81	$78.80	$70.41	$51.55	$57.76

Total Return[b]	(11.85%)	12.37%	37.21%	(10.31%)	(0.98%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,849	$4,076	$5,934	$876	$1,054
Ratios to average net assets:
Net investment income (loss)	0.76%	0.50%	0.51%	0.69%	0.45%
Total expenses	1.72%	1.63%	1.63%	1.59%	1.60%
Portfolio turnover rate	633%	772%	907%	514%	583%

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BANKING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$71.05	$63.98	$47.22	$53.34	$54.69
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	(.17)	(.05)	.03	(.14)
Net gain (loss) on investments (realized and unrealized)	(8.91)	7.55	17.12	(5.86)	(.79)
Total from investment operations	(8.96)	7.38	17.07	(5.83)	(.93)
Less distributions from:
Net investment income	(1.58)	(.31)	(.31)	(.29)	(.42)
Total distributions	(1.58)	(.31)	(.31)	(.29)	(.42)
Net asset value, end of period	$60.51	$71.05	$63.98	$47.22	$53.34

Total Return[b]	(12.51%)	11.54%	36.18%	(10.99%)	(1.71%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,284	$4,079	$5,634	$3,188	$3,131
Ratios to average net assets:
Net investment income (loss)	(0.07%)	(0.25%)	(0.09%)	0.05%	(0.26%)
Total expenses	2.46%	2.38%	2.37%	2.35%	2.35%
Portfolio turnover rate	633%	772%	907%	514%	583%

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$76.78	$68.61	$50.22	$56.30	$57.40
Income (loss) from investment operations:
Net investment income (loss)[a]	.45	.39	.29	.33	(.01)
Net gain (loss) on investments (realized and unrealized)	(9.65)	8.09	18.41	(6.12)	(.67)
Total from investment operations	(9.20)	8.48	18.70	(5.79)	(.68)
Less distributions from:
Net investment income	(1.58)	(.31)	(.31)	(.29)	(.42)
Total distributions	(1.58)	(.31)	(.31)	(.29)	(.42)
Net asset value, end of period	$66.00	$76.78	$68.61	$50.22	$56.30

Total Return	(11.89%)	12.38%	37.26%	(10.34%)	(1.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,531	$14,220	$8,467	$1,360	$847
Ratios to average net assets:
Net investment income (loss)	0.60%	0.52%	0.45%	0.57%	(0.02%)
Total expenses	1.70%	1.62%	1.63%	1.68%	1.85%
Portfolio turnover rate	633%	772%	907%	514%	583%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

BASIC MATERIALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals, and other basic building and manufacturing materials (“Basic Materials companies”).

For the one-year period ended March 31, 2019, Basic Materials Fund Investor Class returned -2.36%, compared with -0.43% for the S&P 500 Materials Index. The broader S&P 500 Index returned 9.50%.

The basic & diversified chemicals industry was the largest detractor from the Fund’s return for the period, followed by the steel producers segment. The steel raw material suppliers group was the largest contributor to the Fund’s return for the period, followed by the commercial services segment.

The top-performing holdings were Linde Plc, Ecolab, Inc., and Ball Corp. The worst-performing holdings included DowDuPont, Inc., WestRock Co., and Westlake Chemical Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001
H-Class	April 14, 1998

Ten Largest Holdings (% of Total Net Assets)
DowDuPont, Inc.	4.7%
Ecolab, Inc.	3.1%
Air Products & Chemicals, Inc.	2.9%
Sherwin-Williams Co.	2.8%
Vale S.A. ADR	2.4%
LyondellBasell Industries N.V. — Class A	2.4%
PPG Industries, Inc.	2.3%
Linde plc	2.0%
Newmont Mining Corp.	2.0%
Freeport-McMoRan, Inc.	1.9%
Top Ten Total	26.5%

“Ten Largest Holdings” excludes any temporary cash investments.

18 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
Investor Class Shares	(2.36%)	3.22%	8.57%
A-Class Shares	(2.60%)	2.95%	8.30%
A-Class Shares with sales charge‡	(7.23%)	1.96%	7.77%
C-Class Shares	(3.35%)	2.19%	7.49%
C-Class Shares with CDSC§	(4.30%)	2.19%	7.49%
H-Class Shares**	(2.59%)	2.90%	8.13%
S&P 500 Materials Index	(0.43%)	5.30%	12.39%
S&P 500 Index	9.50%	10.91%	15.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS	March 31, 2019
BASIC MATERIALS FUND

	Shares	Value

COMMON STOCKS† - 99.7%

Chemicals - 43.6%
DowDuPont, Inc.	33,269	$1,773,570
Air Products & Chemicals, Inc.	5,678	1,084,271
Sherwin-Williams Co.	2,419	1,041,888
LyondellBasell Industries N.V. — Class A	10,738	902,851
PPG Industries, Inc.	7,730	872,485
Linde plc	4,361	767,231
International Flavors & Fragrances, Inc.	4,876	627,980
Celanese Corp. — Class A	5,913	583,081
FMC Corp.	6,850	526,217
Mosaic Co.	19,252	525,772
Eastman Chemical Co.	6,928	525,697
Westlake Chemical Corp.	7,168	486,421
Albemarle Corp.	5,789	474,582
CF Industries Holdings, Inc.	11,580	473,390
RPM International, Inc.	7,960	461,998
Chemours Co.	10,972	407,720
Axalta Coating Systems Ltd.*	15,645	394,410
Nutrien Ltd.	7,235	381,719
WR Grace & Co.	4,876	380,523
Huntsman Corp.	16,458	370,140
Ashland Global Holdings, Inc.	4,652	363,461
Ingevity Corp.*	3,380	356,962
Olin Corp.	14,065	325,464
Valvoline, Inc.	17,433	323,557
Balchem Corp.	3,032	281,370
Sensient Technologies Corp.	4,132	280,108
Methanex Corp.	4,654	264,626
HB Fuller Co.	5,310	258,278
Cabot Corp.	6,188	257,606
Element Solutions, Inc.*	25,455	257,096
GCP Applied Technologies, Inc.*	8,455	250,268
Sociedad Quimica y Minera de Chile S.A. ADR[1]	6,280	241,403
Total Chemicals		16,522,145

Mining - 17.1%
Newmont Mining Corp.	20,993	750,920
Freeport-McMoRan, Inc.	56,026	722,175
Barrick Gold Corp.	47,423	650,169
Rio Tinto plc ADR[1]	9,235	543,480
BHP Group Ltd. ADR[1]	8,455	462,235
Royal Gold, Inc.	4,471	406,548
Teck Resources Ltd. — Class B	16,787	389,123
Alcoa Corp.*	13,249	373,092
Wheaton Precious Metals Corp.	14,204	338,339
Agnico Eagle Mines Ltd.	7,570	329,295
Franco-Nevada Corp.[1]	3,832	287,592
AngloGold Ashanti Ltd. ADR	21,701	284,283
Pan American Silver Corp.	20,149	266,974
Livent Corp.*	18,792	230,766
Compass Minerals International, Inc.	4,174	226,940
Kaiser Aluminum Corp.	2,047	214,382
Total Mining		6,476,313

Packaging & Containers - 12.6%
Ball Corp.	12,458	720,820
Packaging Corporation of America	5,114	508,229
Westrock Co.	13,169	505,031
Crown Holdings, Inc.*	8,356	455,987
Sealed Air Corp.	9,730	448,164
Berry Global Group, Inc.*	7,857	423,257
Sonoco Products Co.	6,790	417,789
Bemis Company, Inc.	6,956	385,919
Graphic Packaging Holding Co.	25,405	320,865
Silgan Holdings, Inc.	10,256	303,885
Owens-Illinois, Inc.	14,743	279,822
Total Packaging & Containers		4,769,768

Iron & Steel - 9.4%
Vale S.A. ADR	70,508	920,834
Nucor Corp.	11,869	692,556
Steel Dynamics, Inc.	13,076	461,191
Reliance Steel & Aluminum Co.	4,579	413,301
Allegheny Technologies, Inc.*	11,797	301,649
ArcelorMittal[1]	14,531	296,142
Carpenter Technology Corp.	5,353	245,435
Commercial Metals Co.	14,099	240,811
Total Iron & Steel		3,571,919

Building Materials - 6.6%
Vulcan Materials Co.	5,783	684,707
Martin Marietta Materials, Inc.	3,039	611,386
Eagle Materials, Inc.	4,390	370,077
Louisiana-Pacific Corp.	12,603	307,261
Summit Materials, Inc. — Class A*	13,810	219,165
Boise Cascade Co.	6,237	166,902
US Concrete, Inc.*	3,286	136,106
Total Building Materials		2,495,604

Commercial Services - 3.1%
Ecolab, Inc.	6,694	1,181,758

Forest Products & Paper - 2.6%
International Paper Co.	15,223	704,368
Domtar Corp.	5,916	293,729
Total Forest Products & Paper		998,097

Miscellaneous Manufacturing - 1.8%
AptarGroup, Inc.	4,084	434,497
Trinseo S.A.	5,040	228,312
Total Miscellaneous Manufacturing		662,809

Household Products & Housewares - 1.4%
Avery Dennison Corp.	4,587	518,331

Housewares - 0.9%
Scotts Miracle-Gro Co. — Class A	4,410	346,538

Coal - 0.6%
Warrior Met Coal, Inc.	6,751	205,230

Total Common Stocks
(Cost $30,620,073)		37,748,512

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
BASIC MATERIALS FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.6%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	$154,627	$154,627
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	38,657	38,657
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	34,624	34,624
Total Repurchase Agreements
(Cost $227,908)		227,908

	Shares

SECURITIES LENDING COLLATERAL†,3 - 3.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	1,242,269	1,242,269
Total Securities Lending Collateral
(Cost $1,242,269)		1,242,269

Total Investments - 103.6%
(Cost $32,090,250)		$39,218,689
Other Assets & Liabilities, net - (3.6)%		(1,350,557)
Total Net Assets - 100.0%		$37,868,132

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of March 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$37,748,512	$—	$—	$37,748,512
Repurchase Agreements	—	227,908	—	227,908
Securities Lending Collateral	1,242,269	—	—	1,242,269
Total Assets	$38,990,781	$227,908	$—	$39,218,689

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

BASIC MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $1,228,547 of securities loaned (cost $31,862,342)	$38,990,781
Repurchase agreements, at value (cost $227,908)	227,908
Cash	1,705
Receivables:
Dividends	82,750
Fund shares sold	47,265
Securities lending income	1,576
Foreign tax reclaims	268
Interest	48
Total assets	39,352,301

Liabilities:
Payable for:
Return of securities lending collateral	1,242,269
Deferred foreign capital gain taxes	130,382
Fund shares redeemed	32,716
Management fees	28,014
Transfer agent and administrative fees	8,240
Distribution and service fees	4,426
Portfolio accounting fees	3,296
Trustees’ fees*	801
Miscellaneous	34,025
Total liabilities	1,484,169
Commitments and contingent liabilities (Note 10)	—
Net assets	$37,868,132

Net assets consist of:
Paid in capital	$36,447,062
Total distributable earnings (loss)	1,421,070
Net assets	$37,868,132

Investor Class:
Net assets	$26,704,375
Capital shares outstanding	460,127
Net asset value per share	$58.04

A-Class:
Net assets	$6,809,592
Capital shares outstanding	125,473
Net asset value per share	$54.27
Maximum offering price per share (Net asset value divided by 95.25%)	$56.98

C-Class:
Net assets	$2,929,889
Capital shares outstanding	61,382
Net asset value per share	$47.73

H-Class:
Net assets	$1,424,276
Capital shares outstanding	27,069
Net asset value per share	$52.62

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $8,365)	$863,892
Interest	6,537
Income from securities lending, net	10,747
Total investment income	881,176

Expenses:
Management fees	361,770
Distribution and service fees:
A-Class	20,642
C-Class	38,803
H-Class	5,968
Transfer agent and administrative fees	106,402
Registration fees	43,066
Portfolio accounting fees	42,561
Trustees’ fees*	14,163
Custodian fees	7,065
Line of credit fees	565
Miscellaneous	49,580
Total expenses	690,585
Net investment income	190,591

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,031,495
Net realized gain	1,031,495
Net change in unrealized appreciation (depreciation) on:
Investments	(3,199,686)
Net change in unrealized appreciation (depreciation)	(3,199,686)
Net realized and unrealized loss	(2,168,191)
Net decrease in net assets resulting from operations	$(1,977,600)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$190,591	$54,584
Net realized gain on investments	1,031,495	10,154,668
Net change in unrealized appreciation (depreciation) on investments	(3,199,686)	(5,190,126)
Net increase (decrease) in net assets resulting from operations	(1,977,600)	5,019,126

Distributions to shareholders:
Investor Class	(309,723)	(272,466)[1]
A-Class	(105,350)	(43,383)[1]
C-Class	(55,959)	(28,089)[1]
H-Class	(22,701)	(57,956)[1]
Total distributions to shareholders	(493,733)	(401,894)

Capital share transactions:
Proceeds from sale of shares
Investor Class	60,791,910	166,523,103
A-Class	13,521,729	12,667,551
C-Class	1,838,738	3,701,080
H-Class	53,900,702	142,131,772
Distributions reinvested
Investor Class	302,395	270,750
A-Class	100,455	39,209
C-Class	53,020	26,376
H-Class	22,649	57,923
Cost of shares redeemed
Investor Class	(84,799,935)	(176,088,501)
A-Class	(15,127,115)	(20,761,016)
C-Class	(4,248,363)	(4,409,986)
H-Class	(61,389,310)	(140,512,311)
Net decrease from capital share transactions	(35,033,125)	(16,354,050)
Net decrease in net assets	(37,504,458)	(11,736,818)

Net assets:
Beginning of year	75,372,590	87,109,408
End of year	$37,868,132	$75,372,590

Capital share activity:
Shares sold
Investor Class	1,043,944	2,779,960
A-Class	242,632	228,094
C-Class	36,405	72,898
H-Class	980,871	2,576,157
Shares issued from reinvestment of distributions
Investor Class	5,738	4,414
A-Class	2,037	681
C-Class	1,219	514
H-Class	474	1,037
Shares redeemed
Investor Class	(1,444,031)	(2,950,510)
A-Class	(279,290)	(380,714)
C-Class	(85,424)	(88,314)
H-Class	(1,122,063)	(2,568,262)
Net decrease in shares	(617,488)	(324,045)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 9).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$60.37	$55.71	$45.18	$50.18	$52.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.35	.11	.18	.26	.29
Net gain (loss) on investments (realized and unrealized)	(1.85)	4.80	10.92	(4.39)	(2.26)
Total from investment operations	(1.50)	4.91	11.10	(4.13)	(1.97)
Less distributions from:
Net investment income	(.24)	(.25)	(.57)	(.87)	(.38)
Net realized gains	(.59)	—	—	—	—
Total distributions	(.83)	(.25)	(.57)	(.87)	(.38)
Net asset value, end of period	$58.04	$60.37	$55.71	$45.18	$50.18

Total Return	(2.36%)	8.81%	24.65%	(8.07%)	(3.77%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,704	$51,589	$56,854	$30,653	$46,509
Ratios to average net assets:
Net investment income (loss)	0.59%	0.18%	0.35%	0.55%	0.56%
Total expenses	1.47%	1.38%	1.37%	1.35%	1.34%
Portfolio turnover rate	247%	257%	361%	471%	358%

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$56.66	$52.42	$42.65	$47.54	$49.93
Income (loss) from investment operations:
Net investment income (loss)[a]	.25	(.01)	.03	.10	.13
Net gain (loss) on investments (realized and unrealized)	(1.81)	4.50	10.31	(4.12)	(2.14)
Total from investment operations	(1.56)	4.49	10.34	(4.02)	(2.01)
Less distributions from:
Net investment income	(.24)	(.25)	(.57)	(.87)	(.38)
Net realized gains	(.59)	—	—	—	—
Total distributions	(.83)	(.25)	(.57)	(.87)	(.38)
Net asset value, end of period	$54.27	$56.66	$52.42	$42.65	$47.54

Total Return[b]	(2.60%)	8.56%	24.33%	(8.29%)	(4.05%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,810	$9,070	$16,355	$4,152	$6,194
Ratios to average net assets:
Net investment income (loss)	0.45%	(0.02%)	0.06%	0.24%	0.27%
Total expenses	1.72%	1.63%	1.62%	1.60%	1.60%
Portfolio turnover rate	247%	257%	361%	471%	358%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BASIC MATERIALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$50.32	$46.93	$38.52	$43.36	$45.91
Income (loss) from investment operations:
Net investment income (loss)[a]	(.21)	(.38)	(.29)	(.17)	(.23)
Net gain (loss) on investments (realized and unrealized)	(1.55)	4.02	9.27	(3.80)	(1.94)
Total from investment operations	(1.76)	3.64	8.98	(3.97)	(2.17)
Less distributions from:
Net investment income	(.24)	(.25)	(.57)	(.87)	(.38)
Net realized gains	(.59)	—	—	—	—
Total distributions	(.83)	(.25)	(.57)	(.87)	(.38)
Net asset value, end of period	$47.73	$50.32	$46.93	$38.52	$43.36

Total Return[b]	(3.35%)	7.75%	23.41%	(8.98%)	(4.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,930	$5,494	$5,824	$2,430	$3,133
Ratios to average net assets:
Net investment income (loss)	(0.42%)	(0.75%)	(0.66%)	(0.43%)	(0.49%)
Total expenses	2.47%	2.38%	2.37%	2.35%	2.35%
Portfolio turnover rate	247%	257%	361%	471%	358%

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$54.95	$50.84	$41.37	$46.19	$48.64
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	(.05)	.01	.09	— [d]
Net gain (loss) on investments (realized and unrealized)	(1.62)	4.41	10.03	(4.04)	(2.07)
Total from investment operations	(1.50)	4.36	10.04	(3.95)	(2.07)
Less distributions from:
Net investment income	(.24)	(.25)	(.57)	(.87)	(.38)
Net realized gains	(.59)	—	—	—	—
Total distributions	(.83)	(.25)	(.57)	(.87)	(.38)
Net asset value, end of period	$52.62	$54.95	$50.84	$41.37	$46.19

Total Return	(2.59%)	8.57%	24.36%	(8.36%)	(4.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,424	$9,220	$8,077	$2,612	$2,073
Ratios to average net assets:
Net investment income (loss)	0.21%	(0.09%)	0.03%	0.24%	— [e]
Total expenses	1.71%	1.62%	1.62%	1.64%	1.85%
Portfolio turnover rate	247%	257%	361%	471%	358%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

[d]	Net investment income is less than $0.01 per share.
[e]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

BIOTECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or biological engineering, and in the design, manufacture, or sale of related biotechnology products or services (“Biotechnology companies”).

For the one-year period ended March 31, 2019, Biotechnology Fund Investor Class returned 7.94%, compared with 14.89% for the S&P 500 Health Care Index. The broader S&P 500 Index returned 9.50%.

Companies in the biotechnology industry compose most of the weight of the Fund. For the year, that group contributed the most to return, followed by the life science equipment industry. The specialty pharma segment detracted the most from return, followed by the large pharma segment.

The best-performing holdings in the Fund were Exact Sciences Corp., Ionis Pharmaceuticals, Inc., and Loxo Oncology, Inc. The worst-performing holdings in the Fund included Nektar Therapeutics, Gilead Sciences, Inc., and Prothena Corp. Plc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
AbbVie, Inc.	6.9%
Amgen, Inc.	6.8%
Gilead Sciences, Inc.	5.8%
Celgene Corp.	5.2%
Regeneron Pharmaceuticals, Inc.	4.3%
Vertex Pharmaceuticals, Inc.	4.2%
Illumina, Inc.	4.2%
Biogen, Inc.	3.7%
Alexion Pharmaceuticals, Inc.	3.4%
Incyte Corp.	2.7%
Top Ten Total	47.2%

“Ten Largest Holdings” excludes any temporary cash investments.

26 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
Investor Class Shares	7.94%	8.87%	18.38%
A-Class Shares	7.68%	8.59%	18.08%
A-Class Shares with sales charge‡	2.56%	7.54%	17.51%
C-Class Shares	6.87%	7.78%	17.21%
C-Class Shares with CDSC§	5.96%	7.78%	17.21%
H-class Shares**	7.66%	8.52%	17.89%
S&P 500 Health Care Index	14.89%	11.29%	16.35%
S&P 500 Index	9.50%	10.91%	15.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Healthcare Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 27

SCHEDULE OF INVESTMENTS	March 31, 2019
BIOTECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Biotechnology - 71.6%
Amgen, Inc.	82,098	$15,596,978
Gilead Sciences, Inc.	201,679	13,111,152
Celgene Corp.*	125,977	11,884,670
Regeneron Pharmaceuticals, Inc.*	23,577	9,681,188
Vertex Pharmaceuticals, Inc.*	52,587	9,673,379
Illumina, Inc.*	30,965	9,620,516
Biogen, Inc.*	35,227	8,326,958
Alexion Pharmaceuticals, Inc.*	57,892	7,825,840
Incyte Corp.*	72,204	6,210,266
BioMarin Pharmaceutical, Inc.*	61,119	5,429,201
Seattle Genetics, Inc.*	65,828	4,821,243
Ionis Pharmaceuticals, Inc.*	58,598	4,756,400
Alnylam Pharmaceuticals, Inc.*	48,540	4,536,063
Exact Sciences Corp.*	49,810	4,314,542
Bluebird Bio, Inc.*,1	26,440	4,159,805
Sage Therapeutics, Inc.*	25,786	4,101,263
Exelixis, Inc.*	155,418	3,698,948
Amarin Corporation plc ADR*,1	157,880	3,277,589
United Therapeutics Corp.*	27,506	3,228,379
Spark Therapeutics, Inc.*	26,506	3,018,503
FibroGen, Inc.*	55,457	3,014,088
Ultragenyx Pharmaceutical, Inc.*	40,850	2,833,356
ACADIA Pharmaceuticals, Inc.*	102,919	2,763,375
Immunomedics, Inc.*	142,066	2,729,088
Intercept Pharmaceuticals, Inc.*	22,729	2,542,466
Ligand Pharmaceuticals, Inc. — Class B*,1	18,021	2,265,420
PTC Therapeutics, Inc.*	57,160	2,151,502
Myriad Genetics, Inc.*	62,803	2,085,060
REGENXBIO, Inc.*	36,340	2,082,645
Medicines Co.*,1	74,046	2,069,586
Spectrum Pharmaceuticals, Inc.*	145,472	1,555,096
Total Biotechnology		163,364,565

Pharmaceuticals - 24.5%
AbbVie, Inc.	194,173	15,648,402
Sarepta Therapeutics, Inc.*,1	34,498	4,111,817
Neurocrine Biosciences, Inc.*	45,899	4,043,702
PRA Health Sciences, Inc.*	35,930	3,962,720
Jazz Pharmaceuticals plc*	25,485	3,643,081
Array BioPharma, Inc.*	134,963	3,290,398
Nektar Therapeutics*	96,851	3,254,194
Alkermes plc*	85,610	3,123,909
Agios Pharmaceuticals, Inc.*	43,188	2,912,599
Global Blood Therapeutics, Inc.*	46,173	2,443,937
Portola Pharmaceuticals, Inc.*,1	64,060	2,222,882
Heron Therapeutics, Inc.*	83,880	2,050,027
Supernus Pharmaceuticals, Inc.*	53,315	1,868,157
Madrigal Pharmaceuticals, Inc.*,1	14,540	1,821,280
Clovis Oncology, Inc.*	62,960	1,562,667
Total Pharmaceuticals		55,959,772

Healthcare-Products - 1.8%
Bio-Techne Corp.	19,908	3,952,733

Healthcare-Services - 1.6%
Syneos Health, Inc.*	71,540	3,702,910

Total Common Stocks
(Cost $106,577,433)		226,979,980

RIGHTS††† - 0.0%
Clinical Data, Inc.*,2	24,000	—
Total Rights
(Cost $—)		—

	Face Amount

REPURCHASE AGREEMENTS††,3 - 0.6%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	$889,370	889,370
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	222,343	222,343
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	199,147	199,147
Total Repurchase Agreements
(Cost $1,310,860)		1,310,860

	Shares

SECURITIES LENDING COLLATERAL†,4 - 3.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[5]	8,986,751	8,986,751
Total Securities Lending Collateral
(Cost $8,986,751)		8,986,751

Total Investments - 104.0%
(Cost $116,875,044)		$237,277,591
Other Assets & Liabilities, net - (4.0)%		(9,172,561)
Total Net Assets - 100.0%		$228,105,030

28 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
BIOTECHNOLOGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 5.
[2]	Security was fair valued by the Valuation Committee at March 31, 2019. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Repurchase Agreements — See Note 4.
[4]	Securities lending collateral — See Note 5.
[5]	Rate indicated is the 7-day yield as of March 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$226,979,980	$—	$—		$226,979,980
Rights	—	—	—	*	—
Repurchase Agreements	—	1,310,860	—		1,310,860
Securities Lending Collateral	8,986,751	—	—		8,986,751
Total Assets	$235,966,731	$1,310,860	$—		$237,277,591

*	Security has a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

BIOTECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $9,132,373 of securities loaned (cost $115,564,184)	$235,966,731
Repurchase agreements, at value (cost $1,310,860)	1,310,860
Receivables:
Securities sold	5,189,590
Fund shares sold	634,542
Securities lending income	285
Interest	276
Total assets	243,102,284

Liabilities:
Payable for:
Return of securities lending collateral	8,986,751
Fund shares redeemed	5,567,273
Management fees	165,617
Transfer agent and administrative fees	48,711
Distribution and service fees	20,089
Portfolio accounting fees	19,484
Trustees’ fees*	4,913
Miscellaneous	184,416
Total liabilities	14,997,254
Commitments and contingent liabilities (Note 10)	—
Net assets	$228,105,030

Net assets consist of:
Paid in capital	$112,509,133
Total distributable earnings (loss)	115,595,897
Net assets	$228,105,030

Investor Class:
Net assets	$177,343,950
Capital shares outstanding	2,136,286
Net asset value per share	$83.02

A-Class:
Net assets	$23,198,579
Capital shares outstanding	306,627
Net asset value per share	$75.66
Maximum offering price per share (Net asset value divided by 95.25%)	$79.43

C-Class:
Net assets	$14,247,500
Capital shares outstanding	215,718
Net asset value per share	$66.05

H-Class:
Net assets	$13,315,001
Capital shares outstanding	181,937
Net asset value per share	$73.18

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends	$1,685,074
Interest	22,667
Income from securities lending, net	47,111
Total investment income	1,754,852

Expenses:
Management fees	2,219,527
Distribution and service fees:
A-Class	61,664
C-Class	165,896
H-Class	38,945
Transfer agent and administrative fees	652,800
Portfolio accounting fees	255,573
Registration fees	220,302
Trustees’ fees*	82,671
Custodian fees	36,116
Line of credit fees	7,192
Miscellaneous	337,507
Total expenses	4,078,193
Net investment loss	(2,323,341)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	20,676,333
Net realized gain	20,676,333
Net change in unrealized appreciation (depreciation) on:
Investments	(2,119,169)
Net change in unrealized appreciation (depreciation)	(2,119,169)
Net realized and unrealized gain	18,557,164
Net increase in net assets resulting from operations	$16,233,823

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,323,341)	$(2,747,590)
Net realized gain on investments	20,676,333	71,878,829
Net change in unrealized appreciation (depreciation) on investments	(2,119,169)	(21,879,731)
Net increase in net assets resulting from operations	16,233,823	47,251,508

Distributions to shareholders:
Investor Class	(20,899,598)	(13,289,118)[1]
A-Class	(2,845,408)	(1,688,964)[1]
C-Class	(2,017,464)	(1,379,997)[1]
H-Class	(1,678,559)	(1,173,934)[1]
Total distributions to shareholders	(27,441,029)	(17,532,013)

Capital share transactions:
Proceeds from sale of shares
Investor Class	175,638,002	252,497,229
A-Class	9,604,414	11,391,416
C-Class	3,143,702	4,208,213
H-Class	92,660,528	196,556,693
Distributions reinvested
Investor Class	19,858,630	12,859,362
A-Class	2,754,996	1,635,127
C-Class	1,958,952	1,345,612
H-Class	1,677,352	1,173,118
Cost of shares redeemed
Investor Class	(220,835,959)	(316,818,280)
A-Class	(15,320,741)	(26,026,263)
C-Class	(10,075,316)	(8,068,228)
H-Class	(99,694,575)	(198,299,311)
Net decrease from capital share transactions	(38,630,015)	(67,545,312)
Net decrease in net assets	(49,837,221)	(37,825,817)

Net assets:
Beginning of year	277,942,251	315,768,068
End of year	$228,105,030	$277,942,251

Capital share activity:
Shares sold
Investor Class	1,962,897	2,867,728
A-Class	117,041	141,639
C-Class	43,301	57,210
H-Class	1,191,990	2,581,532
Shares issued from reinvestment of distributions
Investor Class	267,817	149,667
A-Class	40,736	20,581
C-Class	33,107	18,870
H-Class	25,640	15,198
Shares redeemed
Investor Class	(2,509,948)	(3,595,001)
A-Class	(190,944)	(319,315)
C-Class	(139,375)	(109,190)
H-Class	(1,290,035)	(2,609,943)
Net decrease in shares	(447,773)	(781,024)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 9).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$87.17	$79.72	$68.30	$93.63	$68.47
Income (loss) from investment operations:
Net investment income (loss)[a]	(.68)	(.62)	(.57)	(.75)	(.27)
Net gain (loss) on investments (realized and unrealized)	6.42	12.77	11.99	(23.30)	28.59
Total from investment operations	5.74	12.15	11.42	(24.05)	28.32
Less distributions from:
Net realized gains	(9.89)	(4.70)	—	(1.28)	(3.16)
Total distributions	(9.89)	(4.70)	—	(1.28)	(3.16)
Net asset value, end of period	$83.02	$87.17	$79.72	$68.30	$93.63

Total Return	7.94%	15.34%	16.71%	(25.98%)	42.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$177,344	$210,564	$238,614	$260,476	$498,068
Ratios to average net assets:
Net investment income (loss)	(0.79%)	(0.70%)	(0.76%)	(0.84%)	(0.34%)
Total expenses	1.46%	1.37%	1.37%	1.32%	1.33%
Portfolio turnover rate	100%	105%	207%	83%	107%

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$80.55	$74.16	$63.69	$87.63	$64.41
Income (loss) from investment operations:
Net investment income (loss)[a]	(.82)	(.76)	(.70)	(.91)	(.44)
Net gain (loss) on investments (realized and unrealized)	5.82	11.85	11.17	(21.75)	26.82
Total from investment operations	5.00	11.09	10.47	(22.66)	26.38
Less distributions from:
Net realized gains	(9.89)	(4.70)	—	(1.28)	(3.16)
Total distributions	(9.89)	(4.70)	—	(1.28)	(3.16)
Net asset value, end of period	$75.66	$80.55	$74.16	$63.69	$87.63

Total Return[b]	7.68%	15.04%	16.42%	(26.17%)	41.83%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$23,199	$27,370	$36,849	$48,672	$89,260
Ratios to average net assets:
Net investment income (loss)	(1.04%)	(0.93%)	(1.01%)	(1.09%)	(0.59%)
Total expenses	1.71%	1.62%	1.61%	1.57%	1.58%
Portfolio turnover rate	100%	105%	207%	83%	107%

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

BIOTECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$72.14	$67.34	$58.27	$80.88	$60.10
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.27)	(1.25)	(1.11)	(1.40)	(.92)
Net gain (loss) on investments (realized and unrealized)	5.07	10.75	10.18	(19.93)	24.86
Total from investment operations	3.80	9.50	9.07	(21.33)	23.94
Less distributions from:
Net realized gains	(9.89)	(4.70)	—	(1.28)	(3.16)
Total distributions	(9.89)	(4.70)	—	(1.28)	(3.16)
Net asset value, end of period	$66.05	$72.14	$67.34	$58.27	$80.88

Total Return[b]	6.87%	14.18%	15.55%	(26.72%)	40.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,248	$20,104	$20,997	$26,185	$41,424
Ratios to average net assets:
Net investment income (loss)	(1.79%)	(1.70%)	(1.76%)	(1.84%)	(1.34%)
Total expenses	2.46%	2.37%	2.36%	2.33%	2.33%
Portfolio turnover rate	100%	105%	207%	83%	107%

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$78.26	$72.16	$62.00	$85.38	$62.98
Income (loss) from investment operations:
Net investment income (loss)[a]	(.82)	(.69)	(.70)	(.96)	(.61)
Net gain (loss) on investments (realized and unrealized)	5.63	11.49	10.86	(21.14)	26.17
Total from investment operations	4.81	10.80	10.16	(22.10)	25.56
Less distributions from:
Net realized gains	(9.89)	(4.70)	—	(1.28)	(3.16)
Total distributions	(9.89)	(4.70)	—	(1.28)	(3.16)
Net asset value, end of period	$73.18	$78.26	$72.16	$62.00	$85.38

Total Return	7.66%	15.04%	16.39%	(26.22%)	41.49%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,315	$19,905	$19,308	$27,346	$63,196
Ratios to average net assets:
Net investment income (loss)	(1.06%)	(0.87%)	(1.04%)	(1.17%)	(0.84%)
Total expenses	1.71%	1.62%	1.61%	1.65%	1.83%
Portfolio turnover rate	100%	105%	207%	83%	107%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

CONSUMER PRODUCTS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally (“Consumer Products companies”).

For the one-year period ended March 31, 2019, Consumer Products Fund Investor Class returned 4.09%, compared with 10.49% for the S&P 500 Consumer Staples Index. The broader S&P 500 Index returned 9.50%.

The household products industry was the largest contributor to the Fund’s return for the period, followed by the packaged food industry. The agricultural products wholesalers industry detracted the most from return, followed by the agricultural producers group.

Fund performance for the year got the biggest boost from Procter & Gamble Co., PepsiCo, Inc., and Mondelez International, Inc. Class A. The Fund’s weakest performers during the year were Kraft Heinz Co., Coty, Inc. Class A, and Constellation Brands, Inc. Class A.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	July 6, 1998
A-Class	September 1, 2004
C-Class	July 24, 2001
H-Class	August 17, 1998

Ten Largest Holdings (% of Total Net Assets)
Procter & Gamble Co.	6.5%
Coca-Cola Co.	5.7%
PepsiCo, Inc.	5.4%
Philip Morris International, Inc.	4.7%
Altria Group, Inc.	4.2%
Mondelez International, Inc. — Class A	3.5%
Estee Lauder Companies, Inc. — Class A	3.1%
Colgate-Palmolive Co.	3.1%
Kimberly-Clark Corp.	2.7%
Kraft Heinz Co.	2.6%
Top Ten Total	41.5%

“Ten Largest Holdings” excludes any temporary cash investments.

34 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
Investor Class Shares	4.09%	6.71%	13.50%
A-Class Shares	3.82%	6.45%	13.23%
A-Class Shares with sales charge‡	(1.12%)	5.42%	12.67%
C-Class Shares	3.06%	5.65%	12.38%
C-Class Shares with CDSC§	2.11%	5.65%	12.38%
H-Class Shares**	3.84%	6.37%	13.04%
S&P 500 Consumer Staples Index	10.49%	8.59%	13.48%
S&P 500 Index	9.50%	10.91%	15.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Consumer Staples Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 35

SCHEDULE OF INVESTMENTS	March 31, 2019
CONSUMER PRODUCTS FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Food - 37.7%
Mondelez International, Inc. — Class A	126,892	$6,334,449
Kraft Heinz Co.	142,844	4,663,857
Sysco Corp.	64,136	4,281,719
General Mills, Inc.	80,983	4,190,870
Tyson Foods, Inc. — Class A	54,184	3,761,995
Hormel Foods Corp.	82,105	3,675,020
Hershey Co.	31,845	3,656,761
McCormick & Company, Inc.	22,374	3,370,196
Kellogg Co.	58,591	3,361,951
Kroger Co.	130,181	3,202,453
Conagra Brands, Inc.	105,459	2,925,433
JM Smucker Co.	24,104	2,808,116
Campbell Soup Co.[1]	67,412	2,570,419
Lamb Weston Holdings, Inc.	33,850	2,536,719
US Foods Holding Corp.*	57,230	1,997,899
Post Holdings, Inc.*	18,230	1,994,362
Ingredion, Inc.	19,265	1,824,203
Pilgrim’s Pride Corp.*	77,920	1,736,837
Flowers Foods, Inc.	74,702	1,592,647
Lancaster Colony Corp.	9,811	1,537,286
Performance Food Group Co.*	38,399	1,522,136
TreeHouse Foods, Inc.*	22,362	1,443,467
Sanderson Farms, Inc.	9,434	1,243,778
Sprouts Farmers Market, Inc.*	54,011	1,163,397
Cal-Maine Foods, Inc.	23,971	1,069,826
Total Food		68,465,796

Beverages - 24.6%
Coca-Cola Co.	220,933	10,352,920
PepsiCo, Inc.	79,972	9,800,569
Keurig Dr Pepper, Inc.	162,896	4,556,201
Constellation Brands, Inc. — Class A	24,252	4,252,103
Monster Beverage Corp.*	70,300	3,836,974
Brown-Forman Corp. — Class B	71,342	3,765,431
Molson Coors Brewing Co. — Class B	43,248	2,579,743
Anheuser-Busch InBev S.A. ADR	24,018	2,016,792
Coca-Cola European Partners plc	38,474	1,990,645
Fomento Economico Mexicano SAB de CV ADR	15,973	1,473,988
Total Beverages		44,625,366

Cosmetics & Personal Care - 14.2%
Procter & Gamble Co.	112,986	11,756,193
Estee Lauder Companies, Inc. — Class A	34,451	5,703,363
Colgate-Palmolive Co.	82,809	5,675,729
Unilever N.V. — Class Y	26,606	1,550,864
Edgewell Personal Care Co.*	25,910	1,137,190
Total Cosmetics & Personal Care		25,823,339

Agriculture - 12.9%
Philip Morris International, Inc.	95,643	8,453,885
Altria Group, Inc.	132,963	7,636,065
Archer-Daniels-Midland Co.	81,810	3,528,465
Bunge Ltd.	37,753	2,003,552
British American Tobacco plc ADR	42,760	1,783,947
Total Agriculture		23,405,914

Household Products & Housewares - 6.9%
Kimberly-Clark Corp.	38,842	4,812,524
Clorox Co.	20,450	3,281,407
Church & Dwight Company, Inc.	43,829	3,121,939
Spectrum Brands Holdings, Inc.	22,850	1,251,723
Total Household Products & Housewares		12,467,593

Pharmaceuticals - 1.1%
Herbalife Nutrition Ltd.*,1	38,090	2,018,389

Retail - 0.9%
Casey’s General Stores, Inc.	12,333	1,588,120

Electrical Components & Equipment - 0.7%
Energizer Holdings, Inc.[1]	28,165	1,265,454

Commercial Services - 0.5%
Medifast, Inc.	6,810	868,616

Total Common Stocks
(Cost $119,508,512)		180,528,587

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	$824,062	824,062
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	206,016	206,016
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	184,523	184,523
Total Repurchase Agreements
(Cost $1,214,601)		1,214,601

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	2,375,495	2,375,495
Total Securities Lending Collateral
(Cost $2,375,495)		2,375,495

Total Investments - 101.5%
(Cost $123,098,608)		$184,118,683
Other Assets & Liabilities, net - (1.5)%		(2,732,347)
Total Net Assets - 100.0%		$181,386,336

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
CONSUMER PRODUCTS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of March 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$180,528,587	$—	$—	$180,528,587
Repurchase Agreements	—	1,214,601	—	1,214,601
Securities Lending Collateral	2,375,495	—	—	2,375,495
Total Assets	$182,904,082	$1,214,601	$—	$184,118,683

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

CONSUMER PRODUCTS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $2,319,880 of securities loaned (cost $121,884,007)	$182,904,082
Repurchase agreements, at value (cost $1,214,601)	1,214,601
Receivables:
Securities sold	2,177,606
Dividends	434,971
Fund shares sold	395,540
Foreign tax reclaims	16,718
Securities lending income	310
Interest	256
Total assets	187,144,084

Liabilities:
Payable for:
Fund shares redeemed	3,041,414
Return of securities lending collateral	2,375,495
Management fees	128,784
Transfer agent and administrative fees	37,878
Distribution and service fees	17,501
Portfolio accounting fees	15,151
Trustees’ fees*	3,186
Miscellaneous	138,339
Total liabilities	5,757,748
Commitments and contingent liabilities (Note 10)	—
Net assets	$181,386,336

Net assets consist of:
Paid in capital	$128,427,098
Total distributable earnings (loss)	52,959,238
Net assets	$181,386,336

Investor Class:
Net assets	$142,633,380
Capital shares outstanding	2,394,890
Net asset value per share	$59.56

A-Class:
Net assets	$13,658,854
Capital shares outstanding	251,955
Net asset value per share	$54.21
Maximum offering price per share (Net asset value divided by 95.25%)	$56.91

C-Class:
Net assets	$14,976,102
Capital shares outstanding	325,735
Net asset value per share	$45.98

H-Class:
Net assets	$10,118,000
Capital shares outstanding	194,324
Net asset value per share	$52.07

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends	$5,069,761
Interest	13,286
Income from securities lending, net	31,348
Total investment income	5,114,395

Expenses:
Management fees	1,439,077
Distribution and service fees:
A-Class	40,155
C-Class	185,673
H-Class	25,991
Transfer agent and administrative fees	423,257
Portfolio accounting fees	169,301
Registration fees	142,369
Trustees’ fees*	46,917
Custodian fees	23,274
Line of credit fees	263
Miscellaneous	229,131
Total expenses	2,725,408
Net investment income	2,388,987

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	8,964,531
Net realized gain	8,964,531
Net change in unrealized appreciation (depreciation) on:
Investments	(5,695,254)
Net change in unrealized appreciation (depreciation)	(5,695,254)
Net realized and unrealized gain	3,269,277
Net increase in net assets resulting from operations	$5,658,264

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,388,987	$1,927,467
Net realized gain on investments	8,964,531	23,239,112
Net change in unrealized appreciation (depreciation) on investments	(5,695,254)	(24,998,417)
Net increase in net assets resulting from operations	5,658,264	168,162

Distributions to shareholders:
Investor Class	(7,795,828)	(13,163,259)[1]
A-Class	(1,054,007)	(2,610,402)[1]
C-Class	(1,332,532)	(2,363,157)[1]
H-Class	(1,079,571)	(1,428,783)[1]
Total distributions to shareholders	(11,261,938)	(19,565,601)

Capital share transactions:
Proceeds from sale of shares
Investor Class	126,325,719	130,537,623
A-Class	8,189,512	7,333,176
C-Class	2,366,920	5,298,993
H-Class	45,048,235	107,726,917
Distributions reinvested
Investor Class	7,631,394	12,909,400
A-Class	1,010,234	2,223,126
C-Class	1,233,939	2,167,127
H-Class	1,079,166	1,013,286
Cost of shares redeemed
Investor Class	(141,637,774)	(185,748,371)
A-Class	(20,049,184)	(21,646,825)
C-Class	(11,139,212)	(9,756,998)
H-Class	(45,804,251)	(131,645,730)
Net decrease from capital share transactions	(25,745,302)	(79,588,276)
Net decrease in net assets	(31,348,976)	(98,985,715)

Net assets:
Beginning of year	212,735,312	311,721,027
End of year	$181,386,336	$212,735,312

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

CONSUMER PRODUCTS FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2019	Year Ended March 29, 2018
Capital share activity:
Shares sold
Investor Class	2,148,163	1,992,523
A-Class	149,654	121,085
C-Class	50,365	101,400
H-Class	869,311	1,885,456
Shares issued from reinvestment of distributions
Investor Class	133,743	202,469
A-Class	19,435	37,950
C-Class	27,930	42,677
H-Class	21,618	17,957
Shares redeemed
Investor Class	(2,387,261)	(2,838,395)
A-Class	(375,382)	(358,706)
C-Class	(237,726)	(184,447)
H-Class	(896,322)	(2,301,905)
Net decrease in shares	(476,472)	(1,281,936)

[1]	For the year ended March 29, 2018, the amount of distributions to shareholders from net investment income and net realized gains were as follows (see Note 9):

Net investment income
Investor Class	$(1,117,982)
A-Class	(221,707)
C-Class	(200,708)
H-Class	(121,349)

Net realized gains
Investor Class	$(12,045,277)
A-Class	(2,388,695)
C-Class	(2,162,449)
H-Class	(1,307,434)

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$61.08	$66.06	$62.84	$58.55	$52.08
Income (loss) from investment operations:
Net investment income (loss)[a]	.92	.56	.51	.61	.71
Net gain (loss) on investments (realized and unrealized)	1.40	(.37)	3.58	4.92	6.44
Total from investment operations	2.32	.19	4.09	5.53	7.15
Less distributions from:
Net investment income	(.80)	(.44)	(.58)	(.49)	(.24)
Net realized gains	(3.04)	(4.73)	(.29)	(.75)	(.44)
Total distributions	(3.84)	(5.17)	(.87)	(1.24)	(.68)
Net asset value, end of period	$59.56	$61.08	$66.06	$62.84	$58.55

Total Return	4.09%	(0.04%)	6.62%	9.65%	13.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$142,633	$152,717	$207,683	$276,578	$222,954
Ratios to average net assets:
Net investment income (loss)	1.56%	0.86%	0.79%	1.03%	1.27%
Total expenses	1.46%	1.38%	1.36%	1.34%	1.34%
Portfolio turnover rate	84%	80%	75%	104%	87%

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$56.08	$61.21	$58.43	$54.66	$48.79
Income (loss) from investment operations:
Net investment income (loss)[a]	.69	.36	.33	.45	.48
Net gain (loss) on investments (realized and unrealized)	1.28	(.32)	3.32	4.56	6.07
Total from investment operations	1.97	.04	3.65	5.01	6.55
Less distributions from:
Net investment income	(.80)	(.44)	(.58)	(.49)	(.24)
Net realized gains	(3.04)	(4.73)	(.29)	(.75)	(.44)
Total distributions	(3.84)	(5.17)	(.87)	(1.24)	(.68)
Net asset value, end of period	$54.21	$56.08	$61.21	$58.43	$54.66

Total Return[b]	3.82%	(0.28%)	6.35%	9.38%	13.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$13,659	$25,698	$40,272	$53,560	$32,762
Ratios to average net assets:
Net investment income (loss)	1.28%	0.60%	0.56%	0.82%	0.92%
Total expenses	1.71%	1.63%	1.62%	1.60%	1.60%
Portfolio turnover rate	84%	80%	75%	104%	87%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

CONSUMER PRODUCTS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$48.50	$54.00	$52.04	$49.18	$44.29
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	(.07)	(.10)	.03	.09
Net gain (loss) on investments (realized and unrealized)	1.04	(.26)	2.93	4.07	5.48
Total from investment operations	1.32	(.33)	2.83	4.10	5.57
Less distributions from:
Net investment income	(.80)	(.44)	(.58)	(.49)	(.24)
Net realized gains	(3.04)	(4.73)	(.29)	(.75)	(.44)
Total distributions	(3.84)	(5.17)	(.87)	(1.24)	(.68)
Net asset value, end of period	$45.98	$48.50	$54.00	$52.04	$49.18

Total Return[b]	3.06%	(1.02%)	5.55%	8.57%	12.62%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,976	$23,531	$28,380	$23,799	$17,717
Ratios to average net assets:
Net investment income (loss)	0.60%	(0.13%)	(0.20%)	0.05%	0.20%
Total expenses	2.46%	2.38%	2.36%	2.35%	2.35%
Portfolio turnover rate	84%	80%	75%	104%	87%

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$54.02	$59.15	$56.50	$52.94	$47.39
Income (loss) from investment operations:
Net investment income (loss)[a]	.69	.38	.31	.39	.37
Net gain (loss) on investments (realized and unrealized)	1.20	(.34)	3.21	4.41	5.86
Total from investment operations	1.89	.04	3.52	4.80	6.23
Less distributions from:
Net investment income	(.80)	(.44)	(.58)	(.49)	(.24)
Net realized gains	(3.04)	(4.73)	(.29)	(.75)	(.44)
Total distributions	(3.84)	(5.17)	(.87)	(1.24)	(.68)
Net asset value, end of period	$52.07	$54.02	$59.15	$56.50	$52.94

Total Return	3.84%	(0.32%)	6.35%	9.29%	13.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,118	$10,788	$35,387	$65,702	$49,751
Ratios to average net assets:
Net investment income (loss)	1.32%	0.65%	0.54%	0.72%	0.74%
Total expenses	1.71%	1.63%	1.61%	1.66%	1.85%
Portfolio turnover rate	84%	80%	75%	104%	87%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights prior to that date reflect the performance of the former Advisor Class.

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

ELECTRONICS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices (“Electronics companies”).

For the one-year period ended March 31, 2019, Electronics Fund Investor Class returned 1.35%, compared with 15.44% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 9.50%.

The semiconductor devices group was the largest contributor to return, followed by the factory automation equipment industry. The semiconductor manufacturing industry detracted the most from return, followed by the renewable energy equipment industry.

For the year, Fund performance got the biggest boost from Advanced Micro Devices, Inc., Xilinx, Inc., and Broadcom, Inc. Holdings detracting the most from the Fund’s performance for the period were NVIDIA Corp., Applied Materials, Inc., and Micron Technology, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 26, 2001
H-Class	April 2, 1998

Ten Largest Holdings (% of Total Net Assets)
Intel Corp.	8.6%
Broadcom, Inc.	6.4%
NVIDIA Corp.	5.7%
Texas Instruments, Inc.	5.6%
QUALCOMM, Inc.	4.7%
Micron Technology, Inc.	4.0%
Applied Materials, Inc.	3.4%
Analog Devices, Inc.	3.4%
Xilinx, Inc.	3.2%
Advanced Micro Devices, Inc.	2.9%
Top Ten Total	47.9%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
Investor Class Shares	1.35%	14.78%	15.57%
A-Class Shares	1.10%	14.51%	15.28%
A-Class Shares with sales charge‡	(3.70%)	13.40%	14.73%
C-Class Shares	0.34%	13.65%	14.42%
C-Class Shares with CDSC§	(0.56%)	13.65%	14.42%
H-Class Shares**	1.08%	14.41%	15.08%
S&P 500 Information Technology Index	15.44%	18.63%	20.02%
S&P 500 Index	9.50%	10.91%	15.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

44 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2019
ELECTRONICS FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Semiconductors - 93.9%
Intel Corp.	44,188	$2,372,896
Broadcom, Inc.	5,860	1,762,161
NVIDIA Corp.	8,808	1,581,564
Texas Instruments, Inc.	14,465	1,534,303
QUALCOMM, Inc.	22,480	1,282,034
Micron Technology, Inc.*	26,333	1,088,343
Applied Materials, Inc.	23,795	943,710
Analog Devices, Inc.	8,954	942,588
Xilinx, Inc.	6,934	879,162
Advanced Micro Devices, Inc.*	31,554	805,258
Lam Research Corp.	4,451	796,773
NXP Semiconductor N.V.	7,727	682,989
Microchip Technology, Inc.[1]	8,228	682,595
KLA-Tencor Corp.	5,708	681,592
Maxim Integrated Products, Inc.	11,043	587,156
Skyworks Solutions, Inc.	7,104	585,938
Taiwan Semiconductor Manufacturing Company Ltd. ADR	13,674	560,087
Marvell Technology Group Ltd.	27,893	554,792
Qorvo, Inc.*	6,508	466,819
ON Semiconductor Corp.*	21,013	432,237
ASML Holding N.V. — Class G	2,212	415,967
Teradyne, Inc.	10,110	402,782
Integrated Device Technology, Inc.*	8,037	393,733
Cree, Inc.*	6,671	381,715
MKS Instruments, Inc.	3,982	370,525
Monolithic Power Systems, Inc.	2,683	363,520
Cypress Semiconductor Corp.	23,773	354,693
Mellanox Technologies Ltd.*	2,890	342,060
Entegris, Inc.[1]	9,474	338,127
Kulicke & Soffa Industries, Inc.	13,364	295,478
STMicroelectronics N.V. — Class Y	19,880	295,218
Silicon Motion Technology Corp. ADR	7,290	288,976
Silicon Laboratories, Inc.*	3,573	288,913
Semtech Corp.*	5,524	281,227
Cabot Microelectronics Corp.	2,498	279,676
Cirrus Logic, Inc.*	5,851	246,152
Brooks Automation, Inc.	7,509	220,239
Power Integrations, Inc.	3,121	218,283
Inphi Corp.*,1	4,834	211,439
Diodes, Inc.*	5,783	200,670
Synaptics, Inc.*	4,342	172,594
MACOM Technology Solutions Holdings, Inc.*	8,912	148,919
Nanometrics, Inc.*	4,423	136,582
Total Semiconductors		25,870,485

Energy-Alternate Sources - 2.4%
First Solar, Inc.*	6,600	348,744
SolarEdge Technologies, Inc.*	8,030	302,570
Total Energy-Alternate Sources		651,314

Electrical Components & Equipment - 1.4%
Universal Display Corp.	2,630	401,996

Electronics - 0.8%
Advanced Energy Industries, Inc.*	4,386	217,897

Miscellaneous Manufacturing - 0.6%
Ambarella, Inc.*	4,042	174,614

Machinery-Diversified - 0.4%
Ichor Holdings Ltd.*,1	4,852	109,558

Total Common Stocks
(Cost $21,643,974)		27,425,864

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	$123,859	123,859
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	30,965	30,965
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	27,735	27,735
Total Repurchase Agreements
(Cost $182,559)		182,559

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.8%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	762,116	762,116
Total Securities Lending Collateral
(Cost $762,116)		762,116

Total Investments - 103.0%
(Cost $22,588,649)		$28,370,539
Other Assets & Liabilities, net - (3.0)%		(818,133)
Total Net Assets - 100.0%		$27,552,406

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
ELECTRONICS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of March 31, 2019.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$27,425,864	$—	$—	$27,425,864
Repurchase Agreements	—	182,559	—	182,559
Securities Lending Collateral	762,116	—	—	762,116
Total Assets	$28,187,980	$182,559	$—	$28,370,539

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $759,821 of securities loaned (cost $22,406,090)	$28,187,980
Repurchase agreements, at value (cost $182,559)	182,559
Receivables:
Fund shares sold	3,017,509
Securities sold	2,962,848
Dividends	10,696
Securities lending income	52
Interest	38
Total assets	34,361,682

Liabilities:
Payable for:
Fund shares redeemed	6,000,526
Return of securities lending collateral	762,116
Management fees	18,457
Transfer agent and administrative fees	5,428
Distribution and service fees	2,656
Portfolio accounting fees	2,171
Trustees’ fees*	488
Miscellaneous	17,434
Total liabilities	6,809,276
Commitments and contingent liabilities (Note 10)	—
Net assets	$27,552,406

Net assets consist of:
Paid in capital	$26,487,283
Total distributable earnings (loss)	1,065,123
Net assets	$27,552,406

Investor Class:
Net assets	$18,641,501
Capital shares outstanding	147,589
Net asset value per share	$126.31

A-Class:
Net assets	$3,907,731
Capital shares outstanding	33,434
Net asset value per share	$116.88
Maximum offering price per share (Net asset value divided by 95.25%)	$122.71

C-Class:
Net assets	$1,317,363
Capital shares outstanding	12,705
Net asset value per share	$103.69

H-Class:
Net assets	$3,685,811
Capital shares outstanding	32,483
Net asset value per share	$113.47

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $806)	$383,747
Interest	2,696
Income from securities lending, net	32,308
Total investment income	418,751

Expenses:
Management fees	220,290
Distribution and service fees:
A-Class	9,128
C-Class	17,548
H-Class	7,764
Transfer agent and administrative fees	64,791
Registration fees	30,425
Portfolio accounting fees	25,916
Trustees’ fees*	9,338
Custodian fees	3,443
Line of credit fees	165
Miscellaneous	22,877
Total expenses	411,685
Net investment income	7,066

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	202,557
Net realized gain	202,557
Net change in unrealized appreciation (depreciation) on:
Investments	(3,295,899)
Net change in unrealized appreciation (depreciation)	(3,295,899)
Net realized and unrealized loss	(3,093,342)
Net decrease in net assets resulting from operations	$(3,086,276)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

ELECTRONICS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$7,066	$(130,478)
Net realized gain on investments	202,557	11,984,175
Net change in unrealized appreciation (depreciation) on investments	(3,295,899)	(4,918,334)
Net increase (decrease) in net assets resulting from operations	(3,086,276)	6,935,363

Distributions to shareholders:
Investor Class	(1,489,940)	(14,748)[1]
A-Class	(286,771)	(1,491)[1]
C-Class	(117,497)	(1,386)[1]
H-Class	(92,551)	(10,207)[1]
Total distributions to shareholders	(1,986,759)	(27,832)

Capital share transactions:
Proceeds from sale of shares
Investor Class	69,011,457	184,416,460
A-Class	12,638,504	6,316,212
C-Class	1,776,804	3,267,135
H-Class	99,278,587	171,726,691
Distributions reinvested
Investor Class	1,470,138	14,589
A-Class	143,678	1,463
C-Class	112,532	1,378
H-Class	92,532	10,039
Cost of shares redeemed
Investor Class	(103,905,626)	(185,511,161)
A-Class	(11,505,886)	(8,222,219)
C-Class	(3,275,148)	(3,438,543)
H-Class	(124,802,844)	(165,718,844)
Net increase (decrease) from capital share transactions	(58,965,272)	2,863,200
Net increase (decrease) in net assets	(64,038,307)	9,770,731

Net assets:
Beginning of year	91,590,713	81,819,982
End of year	$27,552,406	$91,590,713

Capital share activity:
Shares sold
Investor Class	539,688	1,459,517
A-Class	108,795	55,677
C-Class	16,457	30,672
H-Class	823,516	1,625,380
Shares issued from reinvestment of distributions
Investor Class	13,668	113
A-Class	1,443	12
C-Class	1,271	13
H-Class	957	85
Shares redeemed
Investor Class	(803,674)	(1,531,925)
A-Class	(101,201)	(74,078)
C-Class	(29,683)	(33,242)
H-Class	(1,041,614)	(1,606,411)
Net decrease in shares	(470,377)	(74,187)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 9).

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$136.98	$110.00	$81.23	$83.54	$69.82
Income (loss) from investment operations:
Net investment income (loss)[a]	.27	(.11)	.15	.02	.29
Net gain (loss) on investments (realized and unrealized)	(.29)	27.15	28.62	(2.20)	13.43
Total from investment operations	(.02)	27.04	28.77	(2.18)	13.72
Less distributions from:
Net investment income	—	(.06)	—	(.13)	—
Net realized gains	(10.65)	—	—	—	—
Total distributions	(10.65)	(.06)	—	(.13)	—
Net asset value, end of period	$126.31	$136.98	$110.00	$81.23	$83.54

Total Return	1.35%	24.59%	35.41%	(2.61%)	19.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,642	$54,505	$51,722	$8,217	$18,144
Ratios to average net assets:
Net investment income (loss)	0.21%	(0.08%)	0.16%	0.02%	0.38%
Total expenses	1.46%	1.38%	1.38%	1.34%	1.35%
Portfolio turnover rate	521%	457%	643%	769%	562%

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$127.98	$103.03	$76.25	$78.62	$65.87
Income (loss) from investment operations:
Net investment income (loss)[a]	(.03)	(.33)	(.18)	(.20)	(.17)
Net gain (loss) on investments (realized and unrealized)	(.42)	25.34	26.96	(2.04)	12.92
Total from investment operations	(.45)	25.01	26.78	(2.24)	12.75
Less distributions from:
Net investment income	—	(.06)	—	(.13)	—
Net realized gains	(10.65)	—	—	—	—
Total distributions	(10.65)	(.06)	—	(.13)	—
Net asset value, end of period	$116.88	$127.98	$103.03	$76.25	$78.62

Total Return[b]	1.10%	24.29%	35.11%	(2.84%)	19.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,908	$3,122	$4,408	$1,762	$1,680
Ratios to average net assets:
Net investment income (loss)	(0.02%)	(0.29%)	(0.19%)	(0.26%)	(0.24%)
Total expenses	1.72%	1.63%	1.63%	1.60%	1.61%
Portfolio turnover rate	521%	457%	643%	769%	562%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

ELECTRONICS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$115.77	$93.90	$70.02	$72.76	$61.40
Income (loss) from investment operations:
Net investment income (loss)[a]	(.91)	(1.14)	(.69)	(.63)	(.35)
Net gain (loss) on investments (realized and unrealized)	(.52)	23.07	24.57	(1.98)	11.71
Total from investment operations	(1.43)	21.93	23.88	(2.61)	11.36
Less distributions from:
Net investment income	—	(.06)	—	(.13)	—
Net realized gains	(10.65)	—	—	—	—
Total distributions	(10.65)	(.06)	—	(.13)	—
Net asset value, end of period	$103.69	$115.77	$93.90	$70.02	$72.76

Total Return[b]	0.34%	23.36%	34.09%	(3.58%)	18.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,317	$2,855	$2,556	$719	$1,280
Ratios to average net assets:
Net investment income (loss)	(0.83%)	(1.07%)	(0.85%)	(0.91%)	(0.55%)
Total expenses	2.45%	2.38%	2.38%	2.35%	2.35%
Portfolio turnover rate	521%	457%	643%	769%	562%

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$124.62	$100.33	$74.32	$76.66	$64.40
Income (loss) from investment operations:
Net investment income (loss)[a]	(.54)	(.41)	(.08)	(.30)	.06
Net gain (loss) on investments (realized and unrealized)	.04 [d]	24.76	26.09	(1.91)	12.20
Total from investment operations	(.50)	24.35	26.01	(2.21)	12.26
Less distributions from:
Net investment income	—	(.06)	—	(.13)	—
Net realized gains	(10.65)	—	—	—	—
Total distributions	(10.65)	(.06)	—	(.13)	—
Net asset value, end of period	$113.47	$124.62	$100.33	$74.32	$76.66

Total Return	1.08%	24.29%	34.98%	(2.88%)	19.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,686	$31,109	$23,134	$11,257	$6,285
Ratios to average net assets:
Net investment income (loss)	(0.45%)	(0.36%)	(0.09%)	(0.40%)	0.09%
Total expenses	1.68%	1.63%	1.63%	1.74%	1.85%
Portfolio turnover rate	521%	457%	643%	769%	562%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

[d]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

ENERGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal, and alternative sources of energy (“Energy companies”).

For the one-year period ended March 31, 2019, Energy Fund Investor Class returned -7.94%, compared with 1.32% for the S&P 500 Energy Index. The broader S&P 500 Index returned 9.50%.

The exploration & production industry detracted the most from return, followed by the oil & gas services & equipment industry. The midstream/oil & gas segment contributed the most to return, followed by the integrated oils industry.

Kinder Morgan, Inc. Class P, ExxonMobil Corp., and Chevron Corp. contributed the most to the Fund’s return for the year. Holdings detracting the most from performance were Schlumberger NV, Marathon Petroleum Corp., and Halliburton Co.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 21, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	May 5, 1998

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	7.4%
Chevron Corp.	6.1%
ConocoPhillips	3.5%
Schlumberger Ltd.	3.1%
EOG Resources, Inc.	3.1%
Occidental Petroleum Corp.	2.8%
Kinder Morgan, Inc.	2.7%
Phillips 66	2.6%
Marathon Petroleum Corp.	2.5%
Williams Companies, Inc.	2.4%
Top Ten Total	36.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 51

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
Investor Class Shares	(7.94%)	(9.84%)	2.59%
A-Class Shares	(8.16%)	(10.03%)	2.35%
A-Class Shares with sales charge‡	(12.52%)	(10.90%)	1.85%
C-Class Shares	(8.83%)	(10.72%)	1.57%
C-Class Shares with CDSC§	(9.73%)	(10.72%)	1.57%
H-Class Shares**	(8.16%)	(10.12%)	2.17%
S&P 500 Energy Index	1.32%	(2.80%)	6.39%
S&P 500 Index	9.50%	10.91%	15.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

52 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2019
ENERGY FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Oil & Gas - 69.5%
Exxon Mobil Corp.	20,260	$1,637,008
Chevron Corp.	10,888	1,341,184
ConocoPhillips	11,402	760,969
EOG Resources, Inc.	7,075	673,399
Occidental Petroleum Corp.	9,389	621,552
Phillips 66	5,970	568,165
Marathon Petroleum Corp.	9,358	560,076
Valero Energy Corp.	6,128	519,838
Pioneer Natural Resources Co.	3,068	467,195
Concho Resources, Inc.	3,876	430,081
Anadarko Petroleum Corp.	9,239	420,190
Hess Corp.	6,260	377,040
Continental Resources, Inc.*	8,185	366,442
Diamondback Energy, Inc.	3,343	339,415
Devon Energy Corp.	10,328	325,952
Noble Energy, Inc.	12,764	315,654
Petroleo Brasileiro S.A. ADR	19,788	315,025
Marathon Oil Corp.	18,799	314,131
BP plc ADR	7,156	312,860
Apache Corp.	9,014	312,425
Cabot Oil & Gas Corp. — Class A	10,974	286,421
Royal Dutch Shell plc — Class A ADR	4,036	252,613
HollyFrontier Corp.	4,990	245,857
Cimarex Energy Co.	3,335	233,117
Suncor Energy, Inc.	7,134	231,356
Canadian Natural Resources Ltd.	8,160	224,400
Parsley Energy, Inc. — Class A*	11,483	221,622
Helmerich & Payne, Inc.	3,900	216,684
WPX Energy, Inc.*	15,716	206,037
Equities Corp.	9,714	201,468
Murphy Oil Corp.	6,606	193,556
CVR Energy, Inc.	4,287	176,624
Ecopetrol S.A. ADR	7,762	166,417
PBF Energy, Inc. — Class A	5,282	164,481
Delek US Holdings, Inc.	4,087	148,849
Range Resources Corp.	12,836	144,277
Antero Resources Corp.*	16,046	141,686
PDC Energy, Inc.*	3,468	141,078
Centennial Resource Development, Inc. — Class A*	15,211	133,705
Whiting Petroleum Corp.*	5,079	132,765
CNX Resources Corp.*	11,817	127,269
SM Energy Co.	7,175	125,491
Carrizo Oil & Gas, Inc.*	7,530	93,899
California Resources Corp.*	3,629	93,302
Total Oil & Gas		15,281,575

Pipelines - 14.0%
Kinder Morgan, Inc.	30,036	601,020
Williams Companies, Inc.	18,583	533,704
ONEOK, Inc.	6,949	485,318
Cheniere Energy, Inc.*	5,334	364,632
Targa Resources Corp.	6,713	278,925
Enbridge, Inc.	6,665	241,673
Equitrans Midstream Corp.	9,889	215,383
TransCanada Corp.[1]	4,266	191,714
Plains GP Holdings, LP — Class A*	7,139	177,904
Total Pipelines		3,090,273

Oil & Gas Services - 13.3%
Schlumberger Ltd.	15,646	681,696
Baker Hughes a GE Co.	16,787	465,336
Halliburton Co.	15,286	447,880
National Oilwell Varco, Inc.	10,395	276,923
TechnipFMC plc	9,987	234,894
Core Laboratories N.V.	2,622	180,734
Patterson-UTI Energy, Inc.	10,482	146,958
RPC, Inc.[1]	12,864	146,778
ProPetro Holding Corp.*	6,042	136,187
Oceaneering International, Inc.*	6,750	106,447
US Silica Holdings, Inc.[1]	5,674	98,501
Total Oil & Gas Services		2,922,334

Metal Fabricate & Hardware - 0.9%
Tenaris S.A. ADR[1]	6,604	186,563

Transportation - 0.8%
Golar LNG Ltd.	8,420	177,578

Coal - 0.7%
Peabody Energy Corp.	5,627	159,413

Energy-Alternate Sources - 0.3%
Renewable Energy Group, Inc.*	3,479	76,399

Total Common Stocks
(Cost $19,693,650)		21,894,135

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.1%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	$19,492	19,492
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	4,873	4,873
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	4,365	4,365
Total Repurchase Agreements
(Cost $28,730)		28,730

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
ENERGY FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,3 - 1.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	308,238	$308,238
Total Securities Lending Collateral
(Cost $308,238)		308,238

Total Investments - 101.0%
(Cost $20,030,618)		$22,231,103
Other Assets & Liabilities, net - (1.0)%		(229,220)
Total Net Assets - 100.0%		$22,001,883

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of March 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$21,894,135	$—	$—	$21,894,135
Repurchase Agreements	—	28,730	—	28,730
Securities Lending Collateral	308,238	—	—	308,238
Total Assets	$22,202,373	$28,730	$—	$22,231,103

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $301,415 of securities loaned (cost $20,001,888)	$22,202,373
Repurchase agreements, at value (cost $28,730)	28,730
Receivables:
Securities sold	120,410
Dividends	23,361
Fund shares sold	16,048
Securities lending income	9
Interest	6
Total assets	22,390,937

Liabilities:
Overdraft due to custodian bank	37
Payable for:
Return of securities lending collateral	308,238
Fund shares redeemed	37,858
Management fees	15,349
Transfer agent and administrative fees	4,515
Distribution and service fees	2,260
Portfolio accounting fees	1,806
Trustees’ fees*	738
Miscellaneous	18,253
Total liabilities	389,054
Commitments and contingent liabilities (Note 10)	—
Net assets	$22,001,883

Net assets consist of:
Paid in capital	$42,711,221
Total distributable earnings (loss)	(20,709,338)
Net assets	$22,001,883

Investor Class:
Net assets	$16,171,980
Capital shares outstanding	237,815
Net asset value per share	$68.00

A-Class:
Net assets	$3,368,974
Capital shares outstanding	53,111
Net asset value per share	$63.43
Maximum offering price per share (Net asset value divided by 95.25%)	$66.59

C-Class:
Net assets	$1,636,592
Capital shares outstanding	29,331
Net asset value per share	$55.80

H-Class:
Net assets	$824,337
Capital shares outstanding	13,404
Net asset value per share	$61.50

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $11,168)	$753,454
Interest	4,265
Income from securities lending, net	5,283
Total investment income	763,002

Expenses:
Management fees	333,318
Distribution and service fees:
A-Class	8,747
C-Class	27,310
H-Class	7,173
Transfer agent and administrative fees	98,035
Portfolio accounting fees	39,213
Registration fees	34,638
Trustees’ fees*	14,101
Custodian fees	5,407
Line of credit fees	61
Miscellaneous	46,402
Total expenses	614,405
Net investment income	148,597

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(9,602,012)
Net realized loss	(9,602,012)
Net change in unrealized appreciation (depreciation) on:
Investments	336,517
Net change in unrealized appreciation (depreciation)	336,517
Net realized and unrealized loss	(9,265,495)
Net decrease in net assets resulting from operations	$(9,116,898)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

ENERGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$148,597	$297,239
Net realized loss on investments	(9,602,012)	(4,684,879)
Net change in unrealized appreciation (depreciation) on investments	336,517	(2,857,203)
Net decrease in net assets resulting from operations	(9,116,898)	(7,244,843)

Distributions to shareholders:
Investor Class	(247,372)	(138,848)[1]
A-Class	(26,067)	(22,559)[1]
C-Class	(17,550)	(31,688)[1]
H-Class	(6,251)	(23,003)[1]
Total distributions to shareholders	(297,240)	(216,098)

Capital share transactions:
Proceeds from sale of shares
Investor Class	155,653,200	187,902,025
A-Class	5,378,833	3,839,484
C-Class	1,958,179	2,664,232
H-Class	88,531,263	204,852,584
Distributions reinvested
Investor Class	245,486	135,313
A-Class	25,507	21,869
C-Class	17,124	30,537
H-Class	6,251	23,003
Cost of shares redeemed
Investor Class	(168,124,848)	(170,656,375)
A-Class	(4,690,758)	(5,288,341)
C-Class	(3,921,283)	(2,983,150)
H-Class	(89,229,010)	(203,666,361)
Net increase (decrease) from capital share transactions	(14,150,056)	16,874,820
Net increase (decrease) in net assets	(23,564,194)	9,413,879

Net assets:
Beginning of year	45,566,077	36,152,198
End of year	$22,001,883	$45,566,077

Capital share activity:
Shares sold
Investor Class	1,891,436	2,496,999
A-Class	74,180	54,358
C-Class	29,583	42,714
H-Class	1,229,643	3,111,361
Shares issued from reinvestment of distributions
Investor Class	3,804	1,809
A-Class	423	312
C-Class	322	490
H-Class	107	339
Shares redeemed
Investor Class	(2,158,043)	(2,306,622)
A-Class	(66,186)	(77,407)
C-Class	(60,832)	(48,479)
H-Class	(1,238,272)	(3,125,440)
Net increase (decrease) in shares	(293,835)	150,434

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 9).

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$74.41	$78.73	$66.61	$92.98	$118.79
Income (loss) from investment operations:
Net investment income (loss)[a]	.35	.61	.40	1.12	.84
Net gain (loss) on investments (realized and unrealized)	(6.29)	(4.37)	12.24	(26.37)	(26.21)
Total from investment operations	(5.94)	(3.76)	12.64	(25.25)	(25.37)
Less distributions from:
Net investment income	(.47)	(.56)	(.52)	(.52)	(.44)
Net realized gains	—	—	—	(.60)	—
Total distributions	(.47)	(.56)	(.52)	(1.12)	(.44)
Net asset value, end of period	$68.00	$74.41	$78.73	$66.61	$92.98

Total Return	(7.94%)	(4.78%)	18.99%	(27.30%)	(21.42%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16,172	$37,253	$24,284	$22,216	$28,123
Ratios to average net assets:
Net investment income (loss)	0.46%	0.82%	0.52%	1.38%	0.72%
Total expenses	1.46%	1.37%	1.37%	1.35%	1.35%
Portfolio turnover rate	525%	954%	996%	595%	463%

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$69.61	$73.86	$62.67	$87.76	$112.30
Income (loss) from investment operations:
Net investment income (loss)[a]	.21	.54	.23	.76	.48
Net gain (loss) on investments (realized and unrealized)	(5.92)	(4.23)	11.48	(24.73)	(24.58)
Total from investment operations	(5.71)	(3.69)	11.71	(23.97)	(24.10)
Less distributions from:
Net investment income	(.47)	(.56)	(.52)	(.52)	(.44)
Net realized gains	—	—	—	(.60)	—
Total distributions	(.47)	(.56)	(.52)	(1.12)	(.44)
Net asset value, end of period	$63.43	$69.61	$73.86	$62.67	$87.76

Total Return[b]	(8.16%)	(4.99%)	18.65%	(27.46%)	(21.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,369	$3,111	$4,980	$6,274	$4,671
Ratios to average net assets:
Net investment income (loss)	0.33%	0.78%	0.31%	1.02%	0.43%
Total expenses	1.71%	1.63%	1.62%	1.60%	1.60%
Portfolio turnover rate	525%	954%	996%	595%	463%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

ENERGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$61.76	$66.10	$56.55	$79.93	$103.21
Income (loss) from investment operations:
Net investment income (loss)[a]	(.36)	(.01)	(.29)	.08	(.20)
Net gain (loss) on investments (realized and unrealized)	(5.13)	(3.77)	10.36	(22.34)	(22.64)
Total from investment operations	(5.49)	(3.78)	10.07	(22.26)	(22.84)
Less distributions from:
Net investment income	(.47)	(.56)	(.52)	(.52)	(.44)
Net realized gains	—	—	—	(.60)	—
Total distributions	(.47)	(.56)	(.52)	(1.12)	(.44)
Net asset value, end of period	$55.80	$61.76	$66.10	$56.55	$79.93

Total Return[b]	(8.83%)	(5.73%)	17.76%	(28.01%)	(22.18%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,637	$3,721	$4,331	$4,198	$6,754
Ratios to average net assets:
Net investment income (loss)	(0.56%)	(0.02%)	(0.45%)	0.15%	(0.20%)
Total expenses	2.45%	2.38%	2.37%	2.35%	2.35%
Portfolio turnover rate	525%	954%	996%	595%	463%

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c,d]	Year Ended March 31, 2015[c,d]
Per Share Data
Net asset value, beginning of period	$67.51	$71.68	$60.90	$85.36	$109.61
Income (loss) from investment operations:
Net investment income (loss)[a]	.40	.99	.02	.40	.28
Net gain (loss) on investments (realized and unrealized)	(5.94)	(4.60)	11.28	(23.74)	(24.09)
Total from investment operations	(5.54)	(3.61)	11.30	(23.34)	(23.81)
Less distributions from:
Net investment income	(.47)	(.56)	(.52)	(.52)	(.44)
Net realized gains	—	—	—	(.60)	—
Total distributions	(.47)	(.56)	(.52)	(1.12)	(.44)
Net asset value, end of period	$61.50	$67.51	$71.68	$60.90	$85.36

Total Return	(8.16%)	(5.03%)	18.57%	(27.53%)	(21.76%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$824	$1,480	$2,556	$2,795	$6,452
Ratios to average net assets:
Net investment income (loss)	0.54%	1.50%	0.03%	0.55%	0.27%
Total expenses	1.70%	1.63%	1.63%	1.70%	1.85%
Portfolio turnover rate	525%	954%	996%	595%	463%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 7, 2016.
[d]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

ENERGY SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production (“Energy Services companies”).

For the one-year period ended March 31, 2019, Energy Services Fund Investor Class returned -24.43%, compared with 1.32% for the S&P 500 Energy Index. The broader S&P 500 Index returned 9.50%.

The oil & gas services & equipment industry detracted the most, followed by exploration & production industry. The mined materials industry was the largest contributor to return, followed by the flow control equipment industry.

ProPetro Holding Corp., Baker Hughes Class A, and Dril-Quip, Inc. were the Fund’s best-performing holdings for the year. The Fund’s worst-performing holdings included Schlumberger NV, Halliburton Co., and National Oilwell Varco, Inc.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	April 2, 1998

Ten Largest Holdings (% of Total Net Assets)
Schlumberger Ltd.	15.6%
Baker Hughes a GE Co.	10.6%
Halliburton Co.	8.5%
National Oilwell Varco, Inc.	6.3%
Helmerich & Payne, Inc.	4.9%
TechnipFMC plc	3.7%
Transocean Ltd.	3.6%
Apergy Corp.	3.5%
Patterson-UTI Energy, Inc.	3.4%
RPC, Inc.	3.4%
Top Ten Total	63.5%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
Investor Class Shares	(24.43%)	(20.70%)	(2.44%)
A-Class Shares	(24.65%)	(20.90%)	(2.69%)
A-Class Shares with sales charge‡	(28.22%)	(21.67%)	(3.16%)
C-Class Shares	(25.17%)	(21.48%)	(3.41%)
C-Class Shares with CDSC§	(25.91%)	(21.48%)	(3.41%)
H-Class Shares**	(24.67%)	(21.01%)	(2.87%)
S&P 500 Energy Index	1.32%	(2.80%)	6.39%
S&P 500 Index	9.50%	10.91%	15.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Energy Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

60 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2019
ENERGY SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Oil & Gas Services - 81.1%
Schlumberger Ltd.	53,337	$2,323,893
Baker Hughes a GE Co.	57,251	1,586,998
Halliburton Co.	43,423	1,272,294
National Oilwell Varco, Inc.	35,434	943,962
TechnipFMC plc	23,686	557,095
Apergy Corp.*	12,898	529,592
Patterson-UTI Energy, Inc.	35,746	501,159
RPC, Inc.[1]	43,850	500,328
ProPetro Holding Corp.*	20,592	464,144
Core Laboratories N.V.	5,821	401,241
Dril-Quip, Inc.*	8,439	386,928
Liberty Oilfield Services, Inc. — Class A1	24,559	377,963
Oceaneering International, Inc.*	23,015	362,947
McDermott International, Inc.*	45,178	336,124
US Silica Holdings, Inc.[1]	19,339	335,725
Archrock, Inc.	33,802	330,584
Keane Group, Inc.*	29,463	320,852
Oil States International, Inc.*	17,841	302,583
C&J Energy Services, Inc.*	18,441	286,204
Total Oil & Gas Services		12,120,616

Oil & Gas - 12.4%
Helmerich & Payne, Inc.	13,295	738,670
Transocean Ltd.*	62,062	540,560
Diamond Offshore Drilling, Inc.*,1	32,116	336,897
Mammoth Energy Services, Inc.	14,413	239,976
Total Oil & Gas		1,856,103

Machinery-Diversified - 3.2%
Cactus, Inc. — Class A*	13,431	478,143

Metal Fabricate & Hardware - 2.8%
Tenaris S.A. ADR	14,788	417,761

Total Common Stocks
(Cost $13,397,265)		14,872,623

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.5%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	$52,764	52,764
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	13,191	13,191
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	11,815	11,815
Total Repurchase Agreements
(Cost $77,770)		77,770

	Shares

SECURITIES LENDING COLLATERAL†,3 - 7.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	1,038,481	1,038,481
Total Securities Lending Collateral
(Cost $1,038,481)		1,038,481

Total Investments - 107.0%
(Cost $14,513,516)		$15,988,874
Other Assets & Liabilities, net - (7.0)%		(1,042,523)
Total Net Assets - 100.0%		$14,946,351

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of March 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
ENERGY SERVICES FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$14,872,623	$—	$—	$14,872,623
Repurchase Agreements	—	77,770	—	77,770
Securities Lending Collateral	1,038,481	—	—	1,038,481
Total Assets	$15,911,104	$77,770	$—	$15,988,874

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $1,008,089 of securities loaned (cost $14,435,746)	$15,911,104
Repurchase agreements, at value (cost $77,770)	77,770
Receivables:
Securities sold	497,535
Fund shares sold	29,965
Dividends	25,164
Securities lending income	68
Interest	16
Total assets	16,541,622

Liabilities:
Payable for:
Return of securities lending collateral	1,038,481
Fund shares redeemed	528,562
Management fees	11,527
Transfer agent and administrative fees	3,390
Distribution and service fees	2,408
Portfolio accounting fees	1,356
Trustees’ fees*	312
Miscellaneous	9,235
Total liabilities	1,595,271
Commitments and contingent liabilities (Note 10)	—
Net assets	$14,946,351

Net assets consist of:
Paid in capital	$44,207,905
Total distributable earnings (loss)	(29,261,554)
Net assets	$14,946,351

Investor Class:
Net assets	$6,896,499
Capital shares outstanding	366,843
Net asset value per share	$18.80

A-Class:
Net assets	$829,438
Capital shares outstanding	47,122
Net asset value per share	$17.60
Maximum offering price per share (Net asset value divided by 95.25%)	$18.48

C-Class:
Net assets	$825,721
Capital shares outstanding	52,871
Net asset value per share	$15.62

H-Class:
Net assets	$6,394,693
Capital shares outstanding	375,497
Net asset value per share	$17.03

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $1,197)	$265,773
Interest	1,796
Income from securities lending, net	11,131
Total investment income	278,700

Expenses:
Management fees	140,973
Distribution and service fees:
A-Class	3,115
C-Class	13,901
H-Class	12,020
Transfer agent and administrative fees	41,462
Portfolio accounting fees	16,585
Trustees’ fees*	5,929
Custodian fees	2,320
Line of credit fees	41
Miscellaneous	34,119
Total expenses	270,465
Net investment income	8,235

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(9,567,766)
Net realized loss	(9,567,766)
Net change in unrealized appreciation (depreciation) on:
Investments	150,990
Net change in unrealized appreciation (depreciation)	150,990
Net realized and unrealized loss	(9,416,776)
Net decrease in net assets resulting from operations	$(9,408,541)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

ENERGY SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$8,235	$291,274
Net realized loss on investments	(9,567,766)	(7,444,559)
Net change in unrealized appreciation (depreciation) on investments	150,990	(339,591)
Net decrease in net assets resulting from operations	(9,408,541)	(7,492,876)

Distributions to shareholders:
Investor Class	(100,286)	(77,500)[1]
A-Class	(12,025)	(8,803)[1]
C-Class	(12,784)	(25,585)[1]
H-Class	(19,170)	(15,779)[1]
Total distributions to shareholders	(144,265)	(127,667)

Capital share transactions:
Proceeds from sale of shares
Investor Class	87,233,777	101,522,125
A-Class	6,191,055	1,987,451
C-Class	1,750,392	1,564,834
H-Class	157,012,452	270,016,912
Distributions reinvested
Investor Class	97,137	75,443
A-Class	11,808	8,684
C-Class	12,741	25,188
H-Class	19,147	15,754
Cost of shares redeemed
Investor Class	(83,475,137)	(101,745,311)
A-Class	(5,678,528)	(2,210,733)
C-Class	(2,469,916)	(2,348,014)
H-Class	(162,786,956)	(255,214,248)
Net increase (decrease) from capital share transactions	(2,082,028)	13,698,085
Net increase (decrease) in net assets	(11,634,834)	6,077,542

Net assets:
Beginning of year	26,581,185	20,503,643
End of year	$14,946,351	$26,581,185

Capital share activity:
Shares sold
Investor Class	3,598,503	3,791,772
A-Class	317,922	75,541
C-Class	84,483	68,343
H-Class	6,965,608	11,304,517
Shares issued from reinvestment of distributions
Investor Class	5,599	2,824
A-Class	726	346
C-Class	882	1,118
H-Class	1,217	647
Shares redeemed
Investor Class	(3,561,879)	(3,834,651)
A-Class	(305,767)	(84,270)
C-Class	(119,081)	(101,591)
H-Class	(7,278,381)	(10,760,388)
Net increase (decrease) in shares	(290,168)	464,208

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 9).

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$25.20	$32.24	$28.41	$39.36	$62.43
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	.59 [d]	.01	.29	.48
Net gain (loss) on investments (realized and unrealized)	(6.19)	(7.38)	4.07	(10.90)	(23.55)
Total from investment operations	(6.18)	(6.79)	4.08	(10.61)	(23.07)
Less distributions from:
Net investment income	(.22)	(.25)	(.25)	(.34)	—
Total distributions	(.22)	(.25)	(.25)	(.34)	—
Net asset value, end of period	$18.80	$25.20	$32.24	$28.41	$39.36

Total Return	(24.43%)	(21.11%)	14.38%	(27.05%)	(36.95%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,896	$8,181	$11,757	$9,521	$16,144
Ratios to average net assets:
Net investment income (loss)	0.06%	2.19%[e]	0.03%	0.83%	0.86%
Total expenses	1.46%	1.38%	1.38%	1.35%	1.36%
Portfolio turnover rate	1,453%	1,824%	1,830%	1,241%	494%

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$23.68	$30.39	$26.86	$37.32	$59.34
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	.60 [d]	(.14)	.24	.25
Net gain (loss) on investments (realized and unrealized)	(5.98)	(7.06)	3.92	(10.36)	(22.27)
Total from investment operations	(5.86)	(6.46)	3.78	(10.12)	(22.02)
Less distributions from:
Net investment income	(.22)	(.25)	(.25)	(.34)	—
Total distributions	(.22)	(.25)	(.25)	(.34)	—
Net asset value, end of period	$17.60	$23.68	$30.39	$26.86	$37.32

Total Return[b]	(24.65%)	(21.31%)	14.09%	(27.22%)	(37.11%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$829	$811	$1,295	$2,849	$3,545
Ratios to average net assets:
Net investment income (loss)	0.60%	2.37%[e]	(0.47%)	0.73%	0.47%
Total expenses	1.73%	1.63%	1.62%	1.59%	1.60%
Portfolio turnover rate	1,453%	1,824%	1,830%	1,241%	494%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

ENERGY SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$21.20	$27.44	$24.46	$34.28	$54.92
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	.38 [d]	(.33)	(.05)	(.12)
Net gain (loss) on investments (realized and unrealized)	(5.19)	(6.37)	3.56	(9.43)	(20.52)
Total from investment operations	(5.36)	(5.99)	3.23	(9.48)	(20.64)
Less distributions from:
Net investment income	(.22)	(.25)	(.25)	(.34)	—
Total distributions	(.22)	(.25)	(.25)	(.34)	—
Net asset value, end of period	$15.62	$21.20	$27.44	$24.46	$34.28

Total Return[b]	(25.17%)	(21.89%)	13.22%	(27.76%)	(37.58%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$826	$1,836	$3,258	$2,544	$3,889
Ratios to average net assets:
Net investment income (loss)	(0.84%)	1.66%[e]	(1.23%)	(0.16%)	(0.24%)
Total expenses	2.45%	2.38%	2.37%	2.35%	2.36%
Portfolio turnover rate	1,453%	1,824%	1,830%	1,241%	494%

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$22.93	$29.47	$26.07	$36.29	$57.89
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	.19 [d]	(.08)	.05	.07
Net gain (loss) on investments (realized and unrealized)	(5.71)	(6.48)	3.73	(9.93)	(21.67)
Total from investment operations	(5.68)	(6.29)	3.65	(9.88)	(21.60)
Less distributions from:
Net investment income	(.22)	(.25)	(.25)	(.34)	—
Total distributions	(.22)	(.25)	(.25)	(.34)	—
Net asset value, end of period	$17.03	$22.93	$29.47	$26.07	$36.29

Total Return	(24.67%)	(21.40%)	14.02%	(27.31%)	(37.33%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,395	$15,754	$4,193	$1,700	$1,814
Ratios to average net assets:
Net investment income (loss)	0.15%	0.76%[e]	(0.29%)	0.15%	0.13%
Total expenses	1.70%	1.63%	1.62%	1.67%	1.86%
Portfolio turnover rate	1,453%	1,824%	1,830%	1,241%	494%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

[d]

Net investments income per share includes $0.54, $0.50, $0.45, and $0.50 for Investor Class, A-Class, C-Class, and H-Class, respectively resulting from a special dividend from Baker Hughes, a GE Co., LLC on July 05, 2017.

[e]	Net investment income to average net assets includes 1.99% from Investor Class, A-Class, C-Class, and H-Class, resulting from a special dividend from Baker Hughes, a GE Co., LLC on July 05, 2017.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

FINANCIAL SERVICES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies involved in the financial services sector (“Financial Services companies”).

For the one-year period ended March 31, 2019, Financial Services Fund Investor Class returned -0.14%, compared with -4.67% for the S&P 500 Financials Index. The broader S&P 500 Index returned 9.50%.

The banks industry was the largest detractor from return, followed by the institutional brokerage industry. The real estate investment trust industry was the largest contributor to return, followed by the information services segment.

American Tower Corp., Welltower, Inc., and Realty Income Corp. were the best-performing holdings in the Fund for the year. The worst-performing holdings for the period were Goldman Sachs Group, Inc., State Street Corp., and Morgan Stanley.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	April 6, 1998

Ten Largest Holdings (% of Total Net Assets)
Berkshire Hathaway, Inc. — Class B	3.2%
JPMorgan Chase & Co.	2.6%
Bank of America Corp.	2.3%
Wells Fargo & Co.	2.1%
Citigroup, Inc.	1.7%
American Tower Corp. — Class A	1.4%
American Express Co.	1.4%
Goldman Sachs Group, Inc.	1.2%
U.S. Bancorp	1.2%
Morgan Stanley	1.2%
Top Ten Total	18.3%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
Investor Class Shares	(0.14%)	6.81%	13.18%
A-Class Shares	(0.41%)	6.53%	12.90%
A-Class Shares with sales charge‡	(5.15%)	5.50%	12.36%
C-Class Shares	(1.15%)	5.74%	12.07%
C-Class Shares with CDSC§	(2.08%)	5.74%	12.07%
H-Class Shares**	(0.42%)	6.47%	12.72%
S&P 500 Financials Index	(4.67%)	9.39%	15.70%
S&P 500 Index	9.50%	10.91%	15.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Financials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

68 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2019
FINANCIAL SERVICES FUND

	Shares	Value

COMMON STOCKS† - 99.7%

Banks - 29.7%
JPMorgan Chase & Co.	3,875	$392,266
Bank of America Corp.	12,503	344,958
Wells Fargo & Co.	6,622	319,975
Citigroup, Inc.	4,187	260,515
Goldman Sachs Group, Inc.	977	187,574
U.S. Bancorp	3,870	186,495
Morgan Stanley	4,367	184,287
PNC Financial Services Group, Inc.	1,301	159,581
Bank of New York Mellon Corp.	2,954	148,970
BB&T Corp.	2,727	126,887
Fifth Third Bancorp	4,637	116,945
SunTrust Banks, Inc.	1,837	108,842
State Street Corp.	1,608	105,823
M&T Bank Corp.	618	97,038
Northern Trust Corp.	1,048	94,750
First Republic Bank	889	89,309
KeyCorp	5,247	82,640
HDFC Bank Ltd. ADR	710	82,296
ICICI Bank Ltd. ADR	7,096	81,320
Citizens Financial Group, Inc.	2,493	81,023
Regions Financial Corp.	5,544	78,448
Huntington Bancshares, Inc.	6,011	76,220
Toronto-Dominion Bank	1,373	74,595
Royal Bank of Canada[1]	960	72,528
SVB Financial Group*	323	71,822
Comerica, Inc.	978	71,707
Popular, Inc.	1,370	71,418
Zions Bancorp North America	1,359	61,712
Signature Bank	454	58,144
East West Bancorp, Inc.	1,162	55,741
Commerce Bancshares, Inc.	945	54,867
Synovus Financial Corp.	1,406	48,310
PacWest Bancorp	1,221	45,922
First Horizon National Corp.	3,253	45,477
Pinnacle Financial Partners, Inc.	804	43,979
IBERIABANK Corp.	593	42,524
Wintrust Financial Corp.	613	41,273
Bank OZK	1,418	41,094
First Hawaiian, Inc.	1,567	40,820
Umpqua Holdings Corp.	2,473	40,805
Hancock Whitney Corp.	984	39,754
Associated Banc-Corp.	1,858	39,668
Texas Capital Bancshares, Inc.*	656	35,811
Total Banks		4,504,133

REITs - 29.5%
American Tower Corp. — Class A	1,069	210,657
Simon Property Group, Inc.	916	166,904
Crown Castle International Corp.	1,280	163,840
Prologis, Inc.	2,073	149,152
Equinix, Inc.	304	137,761
Public Storage	622	135,459
Welltower, Inc.	1,556	120,746
Equity Residential	1,554	117,047
AvalonBay Communities, Inc.	579	116,223
Digital Realty Trust, Inc.	957	113,883
SBA Communications Corp.*	532	106,219
Realty Income Corp.	1,435	105,559
Ventas, Inc.	1,645	104,967
Boston Properties, Inc.	740	99,071
Weyerhaeuser Co.	3,724	98,090
Essex Property Trust, Inc.[1]	330	95,449
Alexandria Real Estate Equities, Inc.	616	87,817
HCP, Inc.	2,706	84,698
Host Hotels & Resorts, Inc.	4,405	83,255
Annaly Capital Management, Inc.	8,137	81,289
Invitation Homes, Inc.	3,276	79,705
Extra Space Storage, Inc.	778	79,286
UDR, Inc.	1,727	78,509
Vornado Realty Trust	1,159	78,163
Mid-America Apartment Communities, Inc.	713	77,952
Regency Centers Corp.	1,110	74,914
Duke Realty Corp.	2,367	72,383
Federal Realty Investment Trust	518	71,406
Iron Mountain, Inc.	2,011	71,310
Camden Property Trust	684	69,426
AGNC Investment Corp.	3,812	68,616
National Retail Properties, Inc.	1,216	67,354
VICI Properties, Inc.	3,041	66,537
Gaming and Leisure Properties, Inc.	1,670	64,412
Omega Healthcare Investors, Inc.	1,640	62,566
Kimco Realty Corp.	3,374	62,419
Lamar Advertising Co. — Class A	785	62,219
Kilroy Realty Corp.	812	61,680
STORE Capital Corp.	1,830	61,305
SL Green Realty Corp.	679	61,056
Apartment Investment & Management Co. — Class A	1,198	60,252
Liberty Property Trust	1,218	58,976
New Residential Investment Corp.	3,431	58,018
American Homes 4 Rent — Class A	2,512	57,073
Douglas Emmett, Inc.	1,410	56,992
Park Hotels & Resorts, Inc.	1,772	55,074
Macerich Co.	1,258	54,534
CubeSmart	1,696	54,340
Brixmor Property Group, Inc.	2,859	52,520
CyrusOne, Inc.	994	52,125
Sabra Health Care REIT, Inc.	2,129	41,452
Senior Housing Properties Trust	3,019	35,564
PotlatchDeltic Corp.	932	35,220
Uniti Group, Inc.[1]	2,971	33,245
Total REITs		4,474,689

Insurance - 19.7%
Berkshire Hathaway, Inc. — Class B*	2,419	485,953
Marsh & McLennan Companies, Inc.	1,619	152,024
Progressive Corp.	1,988	143,315
MetLife, Inc.	3,234	137,671
Aflac, Inc.	2,710	135,500
Chubb Ltd.	967	135,457
Travelers Companies, Inc.	984	134,966

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
FINANCIAL SERVICES FUND

	Shares	Value

Prudential Financial, Inc.	1,444	$132,675
American International Group, Inc.	3,078	132,539
Allstate Corp.	1,318	124,129
Willis Towers Watson plc	612	107,498
Hartford Financial Services Group, Inc.	1,896	94,269
Aon plc	532	90,813
Arthur J Gallagher & Co.	1,123	87,706
Loews Corp.	1,772	84,932
Cincinnati Financial Corp.	967	83,065
Principal Financial Group, Inc.	1,614	81,007
Arch Capital Group Ltd.*	2,454	79,313
Everest Re Group Ltd.	345	74,506
Lincoln National Corp.	1,259	73,903
Fidelity National Financial, Inc.	1,960	71,638
AXA Equitable Holdings, Inc.	3,506	70,611
Voya Financial, Inc.	1,190	59,452
Athene Holding Ltd. — Class A*	1,450	59,160
Unum Group	1,705	57,680
Assurant, Inc.	562	53,340
Brighthouse Financial, Inc.*	1,195	43,367
Total Insurance		2,986,489

Diversified Financial Services - 15.9%
American Express Co.	1,890	206,577
BlackRock, Inc. — Class A	421	179,923
CME Group, Inc. — Class A	1,040	171,163
Charles Schwab Corp.	3,765	160,991
Intercontinental Exchange, Inc.	1,941	147,788
Capital One Financial Corp.	1,641	134,053
TD Ameritrade Holding Corp.	2,232	111,578
T. Rowe Price Group, Inc.	1,065	106,628
Discover Financial Services	1,474	104,890
Synchrony Financial	3,207	102,303
Interactive Brokers Group, Inc. — Class A	1,907	98,935
Ameriprise Financial, Inc.	730	93,513
Franklin Resources, Inc.	2,717	90,041
Nasdaq, Inc.	979	85,653
Ally Financial, Inc.	2,680	73,673
Raymond James Financial, Inc.	912	73,334
E*TRADE Financial Corp.	1,546	71,781
Cboe Global Markets, Inc.	750	71,580
SEI Investments Co.	1,203	62,857
Invesco Ltd.	3,134	60,517
Affiliated Managers Group, Inc.	478	51,199
LPL Financial Holdings, Inc.	735	51,193
Jefferies Financial Group, Inc.	2,702	50,770
LendingTree, Inc.*,1	125	43,945
Total Diversified Financial Services		2,404,885

Commercial Services - 2.4%
S&P Global, Inc.	768	161,702
Moody’s Corp.	724	131,109
MarketAxess Holdings, Inc.	283	69,641
Total Commercial Services		362,452

Savings & Loans - 0.9%
People’s United Financial, Inc.	3,239	53,249
Sterling Bancorp	2,278	42,439
Investors Bancorp, Inc.	3,368	39,911
Total Savings & Loans		135,599

Private Equity - 0.6%
KKR & Company, Inc. — Class A	4,002	94,007

Software - 0.6%
MSCI, Inc. — Class A	471	93,654

Media - 0.4%
FactSet Research Systems, Inc.	276	68,522

Total Common Stocks
(Cost $11,150,618)		15,124,430

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	$66,310	66,310
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	16,578	16,578
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	14,848	14,848
Total Repurchase Agreements
(Cost $97,736)		97,736

	Shares

SECURITIES LENDING COLLATERAL†,3 - 0.9%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	141,527	141,527
Total Securities Lending Collateral
(Cost $141,527)		141,527

Total Investments - 101.3%
(Cost $11,389,881)		$15,363,693
Other Assets & Liabilities, net - (1.3)%		(192,828)
Total Net Assets - 100.0%		$15,170,865

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
FINANCIAL SERVICES FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5
[4]	Rate indicated is the 7-day yield as of March 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$15,124,430	$—	$—	$15,124,430
Repurchase Agreements	—	97,736	—	97,736
Securities Lending Collateral	141,527	—	—	141,527
Total Assets	$15,265,957	$97,736	$—	$15,363,693

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

FINANCIAL SERVICES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $139,003 of securities loaned (cost $11,292,145)	$15,265,957
Repurchase agreements, at value (cost $97,736)	97,736
Receivables:
Dividends	30,869
Fund shares sold	3,836
Foreign tax reclaims	330
Interest	21
Securities lending income	5
Total assets	15,398,754

Liabilities:
Payable for:
Return of securities lending collateral	141,527
Fund shares redeemed	41,631
Management fees	13,059
Transfer agent and administrative fees	3,841
Distribution and service fees	2,914
Portfolio accounting fees	1,536
Trustees’ fees*	623
Miscellaneous	22,758
Total liabilities	227,889
Commitments and contingent liabilities (Note 10)	—
Net assets	$15,170,865

Net assets consist of:
Paid in capital	$12,507,857
Total distributable earnings (loss)	2,663,008
Net assets	$15,170,865

Investor Class:
Net assets	$4,978,447
Capital shares outstanding	72,490
Net asset value per share	$68.68

A-Class:
Net assets	$7,602,014
Capital shares outstanding	118,366
Net asset value per share	$64.22
Maximum offering price per share (Net asset value divided by 95.25%)	$67.42

C-Class:
Net assets	$984,819
Capital shares outstanding	17,433
Net asset value per share	$56.49

H-Class:
Net assets	$1,605,585
Capital shares outstanding	25,788
Net asset value per share	$62.26

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $1,808)	$706,280
Interest	3,516
Income from securities lending, net	705
Total investment income	710,501

Expenses:
Management fees	281,788
Distribution and service fees:
A-Class	19,746
C-Class	16,634
H-Class	13,409
Transfer agent and administrative fees	82,879
Portfolio accounting fees	33,151
Registration fees	28,719
Trustees’ fees*	10,562
Custodian fees	4,606
Line of credit fees	646
Miscellaneous	41,079
Total expenses	533,219
Net investment income	177,282

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,257,309
Net realized gain	4,257,309
Net change in unrealized appreciation (depreciation) on:
Investments	(3,956,634)
Net change in unrealized appreciation (depreciation)	(3,956,634)
Net realized and unrealized gain	300,675
Net increase in net assets resulting from operations	$477,957

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$177,282	$433,322
Net realized gain on investments	4,257,309	9,384,510
Net change in unrealized appreciation (depreciation) on investments	(3,956,634)	(4,731,056)
Net increase in net assets resulting from operations	477,957	5,086,776

Distributions to shareholders:
Investor Class	(564,622)	(199,322)[1]
A-Class	(342,005)	(44,993)[1]
C-Class	(70,151)	(12,209)[1]
H-Class	(560,062)	(116,540)[1]
Total distributions to shareholders	(1,536,840)	(373,064)

Capital share transactions:
Proceeds from sale of shares
Investor Class	65,186,396	136,011,349
A-Class	3,561,906	10,122,297
C-Class	1,960,408	3,383,564
H-Class	77,362,348	60,683,590
Distributions reinvested
Investor Class	552,353	199,015
A-Class	339,699	44,678
C-Class	69,278	12,013
H-Class	560,062	116,540
Cost of shares redeemed
Investor Class	(84,529,582)	(153,227,978)
A-Class	(4,236,390)	(4,519,909)
C-Class	(3,184,480)	(3,620,381)
H-Class	(80,120,580)	(76,785,737)
Net decrease from capital share transactions	(22,478,582)	(27,580,959)
Net decrease in net assets	(23,537,465)	(22,867,247)

Net assets:
Beginning of year	38,708,330	61,575,577
End of year	$15,170,865	$38,708,330

Capital share activity:
Shares sold
Investor Class	904,721	1,958,909
A-Class	54,277	161,259
C-Class	32,994	57,873
H-Class	1,254,996	956,165
Shares issued from reinvestment of distributions
Investor Class	8,628	2,705
A-Class	5,669	645
C-Class	1,312	194
H-Class	9,640	1,733
Shares redeemed
Investor Class	(1,189,781)	(2,214,715)
A-Class	(63,756)	(69,569)
C-Class	(53,504)	(62,511)
H-Class	(1,284,564)	(1,218,197)
Net decrease in shares	(319,368)	(425,509)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 9).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$72.17	$65.14	$53.90	$57.78	$53.05
Income (loss) from investment operations:
Net investment income (loss)[a]	.53	.61	.55	.77	.46
Net gain (loss) on investments (realized and unrealized)	(.86)[f]	6.79	11.14	(4.19)	4.40
Total from investment operations	(.33)	7.40	11.69	(3.42)	4.86
Less distributions from:
Net investment income	(.89)	(.37)	(.45)	(.30)	(.13)
Net realized gains	(2.27)	—	—	(.16)	—
Total distributions	(3.16)	(.37)	(.45)	(.46)	(.13)
Net asset value, end of period	$68.68	$72.17	$65.14	$53.90	$57.78

Total Return	(0.14%)	11.37%	21.72%	(5.95%)	9.17%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,978	$25,183	$39,214	$15,110	$49,897
Ratios to average net assets:
Net investment income (loss)	0.74%	0.89%	0.90%	1.36%	0.82%
Total expenses	1.45%	1.38%	1.38%	1.34%	1.34%
Portfolio turnover rate	410%	347%	389%	268%	326%

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$67.88	$61.44	$51.00	$54.83	$50.47
Income (loss) from investment operations:
Net investment income (loss)[a]	.37	.53	.41	.46	.21
Net gain (loss) on investments (realized and unrealized)	(.87)[f]	6.28	10.48	(3.83)	4.28
Total from investment operations	(.50)	6.81	10.89	(3.37)	4.49
Less distributions from:
Net investment income	(.89)	(.37)	(.45)	(.30)	(.13)
Net realized gains	(2.27)	—	—	(.16)	—
Total distributions	(3.16)	(.37)	(.45)	(.46)	(.13)
Net asset value, end of period	$64.22	$67.88	$61.44	$51.00	$54.83

Total Return[b]	(0.41%)	11.08%	21.42%	(6.17%)	8.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,602	$8,293	$1,834	$1,039	$2,734
Ratios to average net assets:
Net investment income (loss)	0.55%	0.81%	0.73%	0.87%	0.41%
Total expenses	1.71%	1.63%	1.62%	1.60%	1.59%
Portfolio turnover rate	410%	347%	389%	268%	326%

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL SERVICES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$60.56	$55.26	$46.24	$50.14	$46.51
Income (loss) from investment operations:
Net investment income (loss)[a]	(.16)	— [e]	(.07)	.11	(.11)
Net gain (loss) on investments (realized and unrealized)	(.75)[f]	5.67	9.54	(3.55)	3.87
Total from investment operations	(.91)	5.67	9.47	(3.44)	3.76
Less distributions from:
Net investment income	(.89)	(.37)	(.45)	(.30)	(.13)
Net realized gains	(2.27)	—	—	(.16)	—
Total distributions	(3.16)	(.37)	(.45)	(.46)	(.13)
Net asset value, end of period	$56.49	$60.56	$55.26	$46.24	$50.14

Total Return[b]	(1.15%)	10.27%	20.51%	(6.89%)	8.08%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$985	$2,218	$2,270	$1,065	$1,255
Ratios to average net assets:
Net investment income (loss)	(0.27%)	— [g]	(0.13%)	0.22%	(0.23%)
Total expenses	2.46%	2.38%	2.37%	2.35%	2.35%
Portfolio turnover rate	410%	347%	389%	268%	326%

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[d]	Year Ended March 31, 2016[c,d]	Year Ended March 31, 2015[c,d]
Per Share Data
Net asset value, beginning of period	$65.93	$59.67	$49.53	$53.30	$49.18
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	.46	.33	.43	.15
Net gain (loss) on investments (realized and unrealized)	(.54)[f]	6.17	10.26	(3.74)	4.10
Total from investment operations	(.51)	6.63	10.59	(3.31)	4.25
Less distributions from:
Net investment income	(.89)	(.37)	(.45)	(.30)	(.13)
Net realized gains	(2.27)	—	—	(.16)	—
Total distributions	(3.16)	(.37)	(.45)	(.46)	(.13)
Net asset value, end of period	$62.26	$65.93	$59.67	$49.53	$53.30

Total Return	(0.42%)	11.11%	21.43%	(6.25%)	8.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,606	$3,014	$18,259	$3,028	$4,479
Ratios to average net assets:
Net investment income (loss)	0.05%	0.72%	0.58%	0.83%	0.28%
Total expenses	1.73%	1.63%	1.63%	1.65%	1.85%
Portfolio turnover rate	410%	347%	389%	268%	326%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

[d]	Share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 2:1 share split effective October 31, 2016.
[e]	Net investment income is less than $0.01 per share.
[f]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

[g]	Less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

HEALTH CARE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the health care industry (“health care companies”).

For the one-year period ended March 31, 2019, Health Care Fund Investor Class returned 12.75%, compared with 14.89% for the S&P 500 Health Care Index. The broader S&P 500 Index returned 9.50%.

The generic pharma industry was the largest detractor from return, followed by the health care supply chain industry. The life science equipment industry was the largest contributor to return, followed by the large pharma segment.

The best-performing holdings in the Fund were Merck & Co., Inc., Eli Lilly and Co., and Abbott Laboratories. The worst-performing holdings in the Fund included Nektar Therapeutics, CVS Health Corp., and Bristol-Myers Squibb Co.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 17, 1998
A-Class	September 1, 2004
C-Class	March 30, 2001
H-Class	May 11, 1998

Ten Largest Holdings (% of Total Net Assets)
Johnson & Johnson	3.7%
Pfizer, Inc.	2.9%
UnitedHealth Group, Inc.	2.8%
Merck & Company, Inc.	2.8%
Eli Lilly & Co.	2.3%
Abbott Laboratories	2.2%
AbbVie, Inc.	2.1%
Amgen, Inc.	2.0%
Thermo Fisher Scientific, Inc.	2.0%
Danaher Corp.	1.9%
Top Ten Total	24.7%

“Ten Largest Holdings” excludes any temporary cash investments.

76 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
Investor Class Shares	12.75%	9.38%	15.23%
A-Class Shares	12.46%	9.11%	14.96%
A-Class Shares with sales charge‡	7.11%	8.05%	14.41%
C-Class Shares	11.68%	8.30%	14.13%
C-Class Shares with CDSC§	10.68%	8.30%	14.13%
H-Class Shares**	12.46%	9.03%	14.78%
S&P 500 Health Care Index	14.89%	11.29%	16.35%
S&P 500 Index	9.50%	10.91%	15.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Health Care Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 77

SCHEDULE OF INVESTMENTS	March 31, 2019
HEALTH CARE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Pharmaceuticals - 33.7%
Johnson & Johnson	21,476	$3,002,130
Pfizer, Inc.	56,211	2,387,281
Merck & Company, Inc.	27,273	2,268,295
Eli Lilly & Co.	14,360	1,863,354
AbbVie, Inc.	20,696	1,667,891
Bristol-Myers Squibb Co.	28,729	1,370,660
CVS Health Corp.	22,713	1,224,912
Cigna Corp.	7,173	1,153,562
Zoetis, Inc.	10,667	1,073,847
Allergan plc	7,158	1,048,003
McKesson Corp.	6,075	711,139
AmerisourceBergen Corp. — Class A	7,781	618,745
Teva Pharmaceutical Industries Ltd. ADR*	38,853	609,215
Canopy Growth Corp.*,1	13,630	591,133
Mylan N.V.*	20,299	575,274
Jazz Pharmaceuticals plc*	3,965	566,797
Cardinal Health, Inc.	11,489	553,195
Novartis AG ADR	5,599	538,288
Alkermes plc*	14,140	515,969
Perrigo Company plc	10,587	509,870
Tilray, Inc. — Class 2*,1	7,570	495,986
AstraZeneca plc ADR	12,254	495,429
Bausch Health Companies, Inc.*	18,314	452,356
DexCom, Inc.*	3,785	450,793
Sarepta Therapeutics, Inc.*	3,670	437,427
Neurocrine Biosciences, Inc.*	4,900	431,690
PRA Health Sciences, Inc.*	3,823	421,639
Array BioPharma, Inc.*	14,392	350,877
Nektar Therapeutics*	10,327	346,987
Global Blood Therapeutics, Inc.*	4,920	260,416
Heron Therapeutics, Inc.*	8,940	218,494
Mallinckrodt plc*	9,290	201,965
Total Pharmaceuticals		27,413,619

Healthcare-Products - 28.3%
Abbott Laboratories	22,758	1,819,274
Thermo Fisher Scientific, Inc.	5,923	1,621,244
Danaher Corp.	11,438	1,510,045
Stryker Corp.	6,703	1,323,977
Becton Dickinson and Co.	4,998	1,248,151
Intuitive Surgical, Inc.*	2,187	1,247,858
Medtronic plc	13,128	1,195,698
Boston Scientific Corp.*	28,559	1,096,094
Baxter International, Inc.	12,484	1,015,074
Edwards Lifesciences Corp.*	5,186	992,237
Zimmer Biomet Holdings, Inc.	6,280	801,956
Align Technology, Inc.*	2,702	768,260
IDEXX Laboratories, Inc.*	3,081	688,912
ResMed, Inc.	5,812	604,274
Cooper Companies, Inc.	1,987	588,490
Hologic, Inc.*	12,036	582,542
Teleflex, Inc.	1,890	571,082
Varian Medical Systems, Inc.*	3,946	559,227
Dentsply Sirona, Inc.	10,323	511,918
ABIOMED, Inc.*	1,788	510,635
LivaNova plc*	5,006	486,833
Henry Schein, Inc.*	7,751	465,913
Bio-Techne Corp.	2,118	420,529
Masimo Corp.*	3,028	418,712
Insulet Corp.*,1	3,750	356,587
ICU Medical, Inc.*	1,440	344,635
Integra LifeSciences Holdings Corp.*	5,922	329,974
NuVasive, Inc.*	4,792	272,138
Tandem Diabetes Care, Inc.*	4,110	260,985
Inogen, Inc.*	2,290	218,397
Patterson Companies, Inc.	9,835	214,895
Total Healthcare-Products		23,046,546

Biotechnology - 19.1%
Amgen, Inc.	8,760	1,664,225
Gilead Sciences, Inc.	21,501	1,397,780
Celgene Corp.*	13,430	1,266,986
Regeneron Pharmaceuticals, Inc.*	2,516	1,033,120
Vertex Pharmaceuticals, Inc.*	5,609	1,031,775
Illumina, Inc.*	3,306	1,027,141
Biogen, Inc.*	3,757	888,080
Alexion Pharmaceuticals, Inc.*	6,172	834,331
Incyte Corp.*	7,691	661,503
BioMarin Pharmaceutical, Inc.*	6,512	578,461
Seattle Genetics, Inc.*	7,017	513,925
Ionis Pharmaceuticals, Inc.*	6,250	507,312
Alnylam Pharmaceuticals, Inc.*	5,175	483,604
Exact Sciences Corp.*	5,307	459,692
Bluebird Bio, Inc.*	2,820	443,671
Sage Therapeutics, Inc.*	2,750	437,387
Exelixis, Inc.*	16,561	394,152
United Therapeutics Corp.*	2,926	343,425
ACADIA Pharmaceuticals, Inc.*	10,971	294,571
Immunomedics, Inc.*	15,150	291,031
Intercept Pharmaceuticals, Inc.*	2,430	271,820
Ligand Pharmaceuticals, Inc. — Class B*,1	1,920	241,363
PTC Therapeutics, Inc.*	6,090	229,228
Myriad Genetics, Inc.*	6,688	222,042
Total Biotechnology		15,516,625

Healthcare-Services - 13.4%
UnitedHealth Group, Inc.	9,192	2,272,814
Anthem, Inc.	4,414	1,266,730
HCA Healthcare, Inc.	7,673	1,000,406
Humana, Inc.	3,324	884,184
IQVIA Holdings, Inc.*	5,700	819,945
Centene Corp.*	12,564	667,148
WellCare Health Plans, Inc.*	2,198	592,911
Laboratory Corporation of America Holdings*	3,840	587,443
Quest Diagnostics, Inc.	5,919	532,236
Universal Health Services, Inc. — Class B	3,943	527,455
DaVita, Inc.*	8,344	452,996
Molina Healthcare, Inc.*	3,190	452,852
Amedisys, Inc.*	2,430	299,522
Teladoc Health, Inc.*	5,180	288,008

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
HEALTH CARE FUND

	Shares	Value

Acadia Healthcare Company, Inc.*,1	8,095	$237,264
Total Healthcare-Services		10,881,914

Electronics - 2.6%
Agilent Technologies, Inc.	9,552	767,790
Waters Corp.*	2,647	666,276
Mettler-Toledo International, Inc.*	911	658,653
Total Electronics		2,092,719

Software - 2.0%
Veeva Systems, Inc. — Class A*	5,165	655,232
Cerner Corp.*	11,433	654,082
Medidata Solutions, Inc.*	4,354	318,887
Total Software		1,628,201

Commercial Services - 0.4%
HealthEquity, Inc.*	4,070	301,099

Total Common Stocks
(Cost $63,318,761)		80,880,723

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.6%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	$319,448	319,448
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	79,862	79,862
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	71,530	71,530
Total Repurchase Agreements
(Cost $470,840)		470,840

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	1,213,236	1,213,236
Total Securities Lending Collateral
(Cost $1,213,236)		1,213,236

Total Investments - 101.6%
(Cost $65,002,837)		$82,564,799
Other Assets & Liabilities, net - (1.6)%		(1,303,224)
Total Net Assets - 100.0%		$81,261,575

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5
[4]	Rate indicated is the 7-day yield as of March 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
HEALTH CARE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$80,880,723	$—	$—	$80,880,723
Repurchase Agreements	—	470,840	—	470,840
Securities Lending Collateral	1,213,236	—	—	1,213,236
Total Assets	$82,093,959	$470,840	$—	$82,564,799

80 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $1,199,341 of securities loaned (cost $64,531,997)	$82,093,959
Repurchase agreements, at value (cost $470,840)	470,840
Receivables:
Fund shares sold	203,206
Dividends	47,548
Securities lending income	15,222
Foreign tax reclaims	7,156
Interest	99
Total assets	82,838,030

Liabilities:
Payable for:
Return of securities lending collateral	1,213,236
Fund shares redeemed	182,902
Management fees	65,250
Transfer agent and administrative fees	19,191
Portfolio accounting fees	7,676
Distribution and service fees	6,433
Trustees’ fees*	1,723
Miscellaneous	80,044
Total liabilities	1,576,455
Commitments and contingent liabilities (Note 10)	—
Net assets	$81,261,575

Net assets consist of:
Paid in capital	$78,136,189
Total distributable earnings (loss)	3,125,386
Net assets	$81,261,575

Investor Class:
Net assets	$64,185,350
Capital shares outstanding	2,003,622
Net asset value per share	$32.03

A-Class:
Net assets	$4,864,985
Capital shares outstanding	167,766
Net asset value per share	$29.00
Maximum offering price per share (Net asset value divided by 95.25%)	$30.45

C-Class:
Net assets	$4,339,802
Capital shares outstanding	174,929
Net asset value per share	$24.81

H-Class:
Net assets	$7,871,438
Capital shares outstanding	281,988
Net asset value per share	$27.91

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $2,743)	$912,759
Interest	10,787
Income from securities lending, net	33,330
Total investment income	956,876

Expenses:
Management fees	778,578
Distribution and service fees:
A-Class	14,462
C-Class	44,953
H-Class	24,480
Transfer agent and administrative fees	228,992
Portfolio accounting fees	91,596
Trustees’ fees*	24,759
Custodian fees	12,564
Line of credit fees	404
Miscellaneous	205,784
Total expenses	1,426,572
Net investment loss	(469,696)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(7,605,390)
Net realized loss	(7,605,390)
Net change in unrealized appreciation (depreciation) on:
Investments	11,915,715
Net change in unrealized appreciation (depreciation)	11,915,715
Net realized and unrealized gain	4,310,325
Net increase in net assets resulting from operations	$3,840,629

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 81

HEALTH CARE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(469,696)	$(410,242)
Net realized gain (loss) on investments	(7,605,390)	9,676,891
Net change in unrealized appreciation (depreciation) on investments	11,915,715	(588,716)
Net increase in net assets resulting from operations	3,840,629	8,677,933

Distributions to shareholders:
Investor Class	(1,361,205)	(4,486,139)[1]
A-Class	(91,162)	(397,824)[1]
C-Class	(89,879)	(587,680)[1]
H-Class	(269,508)	(295,017)[1]
Total distributions to shareholders	(1,811,754)	(5,766,660)

Capital share transactions:
Proceeds from sale of shares
Investor Class	274,055,410	258,636,649
A-Class	23,446,942	4,594,401
C-Class	5,228,919	4,208,575
H-Class	93,563,271	97,244,631
Distributions reinvested
Investor Class	1,349,970	3,796,104
A-Class	89,439	361,153
C-Class	88,910	568,591
H-Class	269,487	295,017
Cost of shares redeemed
Investor Class	(279,558,964)	(234,119,968)
A-Class	(22,601,547)	(6,691,647)
C-Class	(6,354,868)	(4,831,092)
H-Class	(91,153,918)	(97,026,090)
Net increase (decrease) from capital share transactions	(1,576,949)	27,036,324
Net increase in net assets	451,926	29,947,597

Net assets:
Beginning of year	80,809,649	50,862,052
End of year	$81,261,575	$80,809,649

Capital share activity:
Shares sold
Investor Class	8,641,302	8,664,275
A-Class	858,664	166,440
C-Class	212,824	176,050
H-Class	3,465,327	3,673,008
Shares issued from reinvestment of distributions
Investor Class	44,480	133,103
A-Class	3,252	13,917
C-Class	3,772	25,293
H-Class	10,185	11,801
Shares redeemed
Investor Class	(9,021,071)	(7,769,383)
A-Class	(812,305)	(243,151)
C-Class	(259,344)	(203,310)
H-Class	(3,400,098)	(3,672,732)
Net increase (decrease) in shares	(253,012)	975,311

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 9).

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$28.88	$27.82	$28.65	$35.83	$27.76
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.13)	(.10)	(.04)	(.07)
Net gain (loss) on investments (realized and unrealized)	3.78	3.82	2.79	(5.11)	8.50
Total from investment operations	3.65	3.69	2.69	(5.15)	8.43
Less distributions from:
Net realized gains	(.50)	(2.63)	(3.52)	(2.03)	(.36)
Total distributions	(.50)	(2.63)	(3.52)	(2.03)	(.36)
Net asset value, end of period	$32.03	$28.88	$27.82	$28.65	$35.83

Total Return	12.75%	13.38%	10.20%	(14.82%)	30.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$64,185	$67,542	$36,468	$44,663	$175,397
Ratios to average net assets:
Net investment income (loss)	(0.42%)	(0.43%)	(0.36%)	(0.11%)	(0.23%)
Total expenses	1.46%	1.38%	1.37%	1.34%	1.34%
Portfolio turnover rate	341%	394%	699%	249%	176%

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$26.26	$25.56	$26.68	$33.60	$26.11
Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.19)	(.17)	(.13)	(.14)
Net gain (loss) on investments (realized and unrealized)	3.43	3.52	2.57	(4.76)	7.99
Total from investment operations	3.24	3.33	2.40	(4.89)	7.85
Less distributions from:
Net realized gains	(.50)	(2.63)	(3.52)	(2.03)	(.36)
Total distributions	(.50)	(2.63)	(3.52)	(2.03)	(.36)
Net asset value, end of period	$29.00	$26.26	$25.56	$26.68	$33.60

Total Return[b]	12.46%	13.14%	9.85%	(15.04%)	30.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,865	$3,102	$4,626	$6,410	$28,704
Ratios to average net assets:
Net investment income (loss)	(0.68%)	(0.69%)	(0.62%)	(0.42%)	(0.47%)
Total expenses	1.72%	1.63%	1.62%	1.59%	1.59%
Portfolio turnover rate	341%	394%	699%	249%	176%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

HEALTH CARE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$22.69	$22.58	$24.13	$30.82	$24.16
Income (loss) from investment operations:
Net investment income (loss)[a]	(.35)	(.34)	(.33)	(.33)	(.33)
Net gain (loss) on investments (realized and unrealized)	2.97	3.08	2.30	(4.33)	7.35
Total from investment operations	2.62	2.74	1.97	(4.66)	7.02
Less distributions from:
Net realized gains	(.50)	(2.63)	(3.52)	(2.03)	(.36)
Total distributions	(.50)	(2.63)	(3.52)	(2.03)	(.36)
Net asset value, end of period	$24.81	$22.69	$22.58	$24.13	$30.82

Total Return[b]	11.68%	12.24%	9.07%	(15.67%)	29.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,340	$4,940	$4,959	$8,284	$11,551
Ratios to average net assets:
Net investment income (loss)	(1.42%)	(1.42%)	(1.37%)	(1.17%)	(1.24%)
Total expenses	2.46%	2.38%	2.37%	2.35%	2.34%
Portfolio turnover rate	341%	394%	699%	249%	176%

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$25.29	$24.72	$25.91	$32.71	$25.49
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.21)	(.16)	(.14)	(.21)
Net gain (loss) on investments (realized and unrealized)	3.30	3.41	2.49	(4.63)	7.79
Total from investment operations	3.12	3.20	2.33	(4.77)	7.58
Less distributions from:
Net realized gains	(.50)	(2.63)	(3.52)	(2.03)	(.36)
Total distributions	(.50)	(2.63)	(3.52)	(2.03)	(.36)
Net asset value, end of period	$27.91	$25.29	$24.72	$25.91	$32.71

Total Return	12.46%	13.06%	9.87%	(15.08%)	29.89%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,871	$5,225	$4,809	$5,244	$50,135
Ratios to average net assets:
Net investment income (loss)	(0.66%)	(0.77%)	(0.62%)	(0.44%)	(0.73%)
Total expenses	1.73%	1.64%	1.62%	1.71%	1.85%
Portfolio turnover rate	341%	394%	699%	249%	176%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

INTERNET FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that provide products or services designed for or related to the Internet (“Internet companies”).

For the one-year period ended March 31, 2019, Internet Fund Investor Class returned 9.39%, compared with 15.44% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 9.50%.

The catalog- & TV-based retailers segment detracted the most from return, followed by the wealth management industry. The leading contributors were the application software industry and the communications equipment industry.

Amazon.com, Inc., Twilio, Inc. Class A, and Cisco Systems, Inc. added the most to Fund performance for the year. Activision Blizzard, Inc., Vipshop Holdings Ltd. ADR, and Snap, Inc. Class A detracted the most from the Fund’s return for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 6, 2000
A-Class	September 1, 2004
C-Class	April 19, 2001
H-Class	April 6, 2000

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	7.7%
Alphabet, Inc. — Class A	7.3%
Facebook, Inc. — Class A	5.7%
Cisco Systems, Inc.	4.0%
Netflix, Inc.	3.2%
PayPal Holdings, Inc.	2.9%
salesforce.com, Inc.	2.8%
Alibaba Group Holding Ltd. ADR	2. 7%
Booking Holdings, Inc.	2.3%
Equinix, Inc.	1.6%
Top Ten Total	40.2

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 85

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
Investor Class Shares	9.39%	13.37%	18.48%
A-Class Shares	9.13%	13.08%	18.18%
A-Class Shares with sales charge‡	3.95%	11.99%	17.60%
C-Class Shares	8.31%	12.24%	17.29%
C-Class Shares with CDSC§	7.39%	12.24%	17.29%
H-Class Shares**	9.12%	13.00%	17.99%
S&P 500 Information Technology Index	15.44%	18.63%	20.02%
S&P 500 Index	9.50%	10.91%	15.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

86 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2019
INTERNET FUND

	Shares	Value

COMMON STOCKS† - 99.1%

Internet - 57.8%
Amazon.com, Inc.*	1,325	$2,359,494
Alphabet, Inc. — Class A*	1,896	2,231,383
Facebook, Inc. — Class A*	10,383	1,730,742
Netflix, Inc.*	2,757	983,036
Alibaba Group Holding Ltd. ADR*	4,589	837,263
Booking Holdings, Inc.*	396	690,984
Baidu, Inc. ADR*	2,948	485,978
eBay, Inc.	12,678	470,861
JD.com, Inc. ADR*	14,780	445,617
Twitter, Inc.*	12,360	406,397
Palo Alto Networks, Inc.*	1,545	375,250
VeriSign, Inc.*	2,049	372,016
IAC/InterActiveCorp*	1,613	338,907
Expedia Group, Inc.	2,807	334,033
Ctrip.com International Ltd. ADR*	7,629	333,311
Match Group, Inc.[1]	5,690	322,111
MercadoLibre, Inc.*	568	288,391
GoDaddy, Inc. — Class A*	3,819	287,151
Wayfair, Inc. — Class A*,1	1,869	277,453
Baozun, Inc. ADR*,1	6,445	267,725
Weibo Corp. ADR*,1	4,301	266,619
Autohome, Inc. ADR*	2,510	263,851
Shopify, Inc. — Class A*	1,230	254,143
Wix.com Ltd.*	2,080	251,326
F5 Networks, Inc.*	1,594	250,146
YY, Inc. ADR*	2,914	244,805
58.com, Inc. ADR*	3,613	237,302
Okta, Inc.*	2,856	236,277
SINA Corp.*	3,881	229,910
Etsy, Inc.*	3,273	220,011
TripAdvisor, Inc.*	4,129	212,437
Zillow Group, Inc. — Class A*	6,033	206,329
Zillow Group, Inc. — Class C*,1	5,834	202,673
GrubHub, Inc.*	2,771	192,501
Cargurus, Inc.*	4,270	171,056
Yelp, Inc. — Class A*	3,883	133,964
Shutterfly, Inc.*	2,326	94,529
Stamps.com, Inc.*	1,128	91,831
Total Internet		17,597,813

Software - 18.7%
salesforce.com, Inc.*	5,450	863,116
Activision Blizzard, Inc.	10,432	474,969
Electronic Arts, Inc.*	4,417	448,900
Veeva Systems, Inc. — Class A*	2,679	339,858
Twilio, Inc. — Class A*	2,332	301,248
NetEase, Inc. ADR	1,195	288,533
Citrix Systems, Inc.	2,863	285,327
Akamai Technologies, Inc.*	3,718	266,618
Momo, Inc. ADR*	6,769	258,847
Take-Two Interactive Software, Inc.*	2,704	255,176
HUYA, Inc. ADR*,1	8,785	247,122
Dropbox, Inc. — Class A*	10,789	235,200
Bilibili, Inc. ADR*,1	12,030	227,968
MongoDB, Inc.*,1	1,390	204,358
HubSpot, Inc.*	1,220	202,776
New Relic, Inc.*	1,820	179,634
Coupa Software, Inc.*	1,930	175,591
j2 Global, Inc.	1,906	165,060
Cornerstone OnDemand, Inc.*	2,549	139,634
Box, Inc. — Class A*	6,897	133,181
Total Software		5,693,116

Telecommunications - 11.4%
Cisco Systems, Inc.	22,791	1,230,486
Arista Networks, Inc.*	1,244	391,188
Motorola Solutions, Inc.	2,723	382,364
Juniper Networks, Inc.	8,988	237,912
GDS Holdings Ltd. ADR*,1	6,146	219,351
ARRIS International plc*	5,950	188,080
Ciena Corp.*	5,019	187,409
ViaSat, Inc.*	2,252	174,530
CommScope Holding Company, Inc.*	7,546	163,975
LogMeIn, Inc.	2,000	160,200
Finisar Corp.*	5,616	130,123
Total Telecommunications		3,465,618

Commercial Services - 4.5%
PayPal Holdings, Inc.*	8,553	888,143
CoStar Group, Inc.*	702	327,427
2U, Inc.*	2,280	161,538
Total Commercial Services		1,377,108

Diversified Financial Services - 2.2%
TD Ameritrade Holding Corp.	8,058	402,819
E*TRADE Financial Corp.	5,583	259,219
Total Diversified Financial Services		662,038

REITs - 1.6%
Equinix, Inc.	1,092	494,851

Computers - 1.5%
Nutanix, Inc. — Class A*	5,172	195,191
Lumentum Holdings, Inc.*	2,946	166,567
NetScout Systems, Inc.*	4,180	117,333
Total Computers		479,091

Advertising - 0.7%
Trade Desk, Inc. — Class A*	1,117	221,110

Retail - 0.7%
Qurate Retail, Inc. — Class A*	12,743	203,633

Total Common Stocks
(Cost $21,773,069)		30,194,378

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
INTERNET FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,2 - 0.2%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	$43,843	$43,843
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	10,961	10,961
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	9,817	9,817
Total Repurchase Agreements
(Cost $64,621)		64,621

	Shares

SECURITIES LENDING COLLATERAL†,3 - 5.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	1,601,447	$1,601,447
Total Securities Lending Collateral
(Cost $1,601,447)		1,601,447

Total Investments - 104.6%
(Cost $23,439,137)		$31,860,446
Other Assets & Liabilities, net - (4.6)%		(1,394,756)
Total Net Assets - 100.0%		$30,465,690

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of March 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$30,194,378	$—	$—	$30,194,378
Repurchase Agreements	—	64,621	—	64,621
Securities Lending Collateral	1,601,447	—	—	1,601,447
Total Assets	$31,795,825	$64,621	$—	$31,860,446

88 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $1,616,442 of securities loaned (cost $23,374,516)	$31,795,825
Repurchase agreements, at value (cost $64,621)	64,621
Receivables:
Fund shares sold	299,876
Dividends	5,429
Securities lending income	250
Interest	14
Total assets	32,166,015

Liabilities:
Payable for:
Return of securities lending collateral	1,601,447
Fund shares redeemed	39,743
Management fees	21,804
Transfer agent and administrative fees	6,413
Distribution and service fees	5,051
Portfolio accounting fees	2,565
Trustees’ fees*	1,160
Miscellaneous	22,142
Total liabilities	1,700,325
Commitments and contingent liabilities (Note 10)	—
Net assets	$30,465,690

Net assets consist of:
Paid in capital	$24,195,795
Total distributable earnings (loss)	6,269,895
Net assets	$30,465,690

Investor Class:
Net assets	$15,484,347
Capital shares outstanding	130,337
Net asset value per share	$118.80

A-Class:
Net assets	$2,053,676
Capital shares outstanding	18,639
Net asset value per share	$110.18
Maximum offering price per share (Net asset value divided by 95.25%)	$115.67

C-Class:
Net assets	$3,047,260
Capital shares outstanding	31,942
Net asset value per share	$95.40

H-Class:
Net assets	$9,880,407
Capital shares outstanding	92,769
Net asset value per share	$106.51

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $3,368)	$215,500
Interest	7,314
Income from securities lending, net	53,484
Total investment income	276,298

Expenses:
Management fees	523,733
Distribution and service fees:
A-Class	8,874
C-Class	34,033
H-Class	26,079
Transfer agent and administrative fees	154,039
Portfolio accounting fees	61,615
Registration fees	54,550
Trustees’ fees*	25,062
Custodian fees	8,647
Line of credit fees	236
Miscellaneous	65,802
Total expenses	962,670
Net investment loss	(686,372)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	4,214,037
Net realized gain	4,214,037
Net change in unrealized appreciation (depreciation) on:
Investments	(1,071,761)
Net change in unrealized appreciation (depreciation)	(1,071,761)
Net realized and unrealized gain	3,142,276
Net increase in net assets resulting from operations	$2,455,904

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 89

INTERNET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(686,372)	$(498,661)
Net realized gain on investments	4,214,037	11,409,297
Net change in unrealized appreciation (depreciation) on investments	(1,071,761)	2,591,198
Net increase in net assets resulting from operations	2,455,904	13,501,834

Distributions to shareholders:
Investor Class	(2,159,316)	—
A-Class	(338,414)	—
C-Class	(434,832)	—
H-Class	(182,752)	—
Total distributions to shareholders	(3,115,314)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	123,670,906	150,397,475
A-Class	7,631,660	4,517,348
C-Class	3,862,907	2,897,866
H-Class	119,411,263	116,797,374
Distributions reinvested
Investor Class	2,113,338	—
A-Class	324,899	—
C-Class	429,191	—
H-Class	182,647	—
Cost of shares redeemed
Investor Class	(151,216,911)	(137,352,813)
A-Class	(9,166,861)	(4,021,406)
C-Class	(3,937,169)	(2,959,764)
H-Class	(138,271,570)	(92,200,975)
Net increase (decrease) from capital share transactions	(44,965,700)	38,075,105
Net increase (decrease) in net assets	(45,625,110)	51,576,939

Net assets:
Beginning of year	76,090,800	24,513,861
End of year	$30,465,690	$76,090,800

Capital share activity:
Shares sold
Investor Class	969,839	1,362,699
A-Class	70,880	43,541
C-Class	36,507	31,316
H-Class	1,015,803	1,109,706
Shares issued from reinvestment of distributions
Investor Class	20,344	—
A-Class	3,370	—
C-Class	5,130	—
H-Class	1,960	—
Shares redeemed
Investor Class	(1,187,111)	(1,220,781)
A-Class	(84,558)	(38,430)
C-Class	(38,110)	(31,717)
H-Class	(1,178,750)	(883,291)
Net increase (decrease) in shares	(364,696)	373,043

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INTERNET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$124.80	$95.33	$77.91	$77.87	$75.05
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.29)	(.80)	(.60)	(.41)	(.49)
Net gain (loss) on investments (realized and unrealized)	10.79	30.27	18.02	.78	5.27
Total from investment operations	9.50	29.47	17.42	.37	4.78
Less distributions from:
Net realized gains	(15.50)	—	—	(.33)	(1.96)
Total distributions	(15.50)	—	—	(.33)	(1.96)
Net asset value, end of period	$118.80	$124.80	$95.33	$77.91	$77.87

Total Return	9.39%	30.91%	22.36%	0.46%	6.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,484	$40,843	$17,670	$24,435	$8,328
Ratios to average net assets:
Net investment income (loss)	(1.00%)	(0.71%)	(0.70%)	(0.52%)	(0.64%)
Total expenses	1.45%	1.38%	1.37%	1.35%	1.35%
Portfolio turnover rate	349%	305%	518%	520%	495%

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$117.20	$89.75	$73.54	$73.71	$71.32
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.46)	(1.01)	(.76)	(.69)	(.61)
Net gain (loss) on investments (realized and unrealized)	9.94	28.46	16.97	.85	4.96
Total from investment operations	8.48	27.45	16.21	.16	4.35
Less distributions from:
Net realized gains	(15.50)	—	—	(.33)	(1.96)
Total distributions	(15.50)	—	—	(.33)	(1.96)
Net asset value, end of period	$110.18	$117.20	$89.75	$73.54	$73.71

Total Return[b]	9.13%	30.57%	22.04%	0.20%	6.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,054	$3,393	$2,139	$1,803	$2,022
Ratios to average net assets:
Net investment income (loss)	(1.27%)	(0.96%)	(0.95%)	(0.92%)	(0.86%)
Total expenses	1.71%	1.63%	1.62%	1.60%	1.61%
Portfolio turnover rate	349%	305%	518%	520%	495%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

INTERNET FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$104.40	$80.55	$66.49	$67.17	$65.64
Income (loss) from investment operations:
Net investment income (loss)[a]	(2.08)	(1.60)	(1.24)	(1.03)	(1.11)
Net gain (loss) on investments (realized and unrealized)	8.58	25.45	15.30	.68	4.60
Total from investment operations	6.50	23.85	14.06	(.35)	3.49
Less distributions from:
Net realized gains	(15.50)	—	—	(.33)	(1.96)
Total distributions	(15.50)	—	—	(.33)	(1.96)
Net asset value, end of period	$95.40	$104.40	$80.55	$66.49	$67.17

Total Return[b]	8.31%	29.61%	21.13%	(0.54%)	5.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,047	$2,967	$2,321	$2,798	$2,436
Ratios to average net assets:
Net investment income (loss)	(2.01%)	(1.70%)	(1.71%)	(1.53%)	(1.68%)
Total expenses	2.46%	2.38%	2.37%	2.35%	2.35%
Portfolio turnover rate	349%	305%	518%	520%	495%

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$113.84	$87.18	$71.40	$71.64	$69.58
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.51)	(1.07)	(.78)	(.72)	(.78)
Net gain (loss) on investments (realized and unrealized)	9.68	27.73	16.56	.81	4.80
Total from investment operations	8.17	26.66	15.78	.09	4.02
Less distributions from:
Net realized gains	(15.50)	—	—	(.33)	(1.96)
Total distributions	(15.50)	—	—	(.33)	(1.96)
Net asset value, end of period	$106.51	$113.84	$87.18	$71.40	$71.64

Total Return	9.12%	30.59%	22.09%	0.11%	5.80%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,880	$28,889	$2,384	$7,132	$1,830
Ratios to average net assets:
Net investment income (loss)	(1.27%)	(1.04%)	(1.03%)	(0.97%)	(1.12%)
Total expenses	1.70%	1.63%	1.62%	1.67%	1.85%
Portfolio turnover rate	349%	305%	518%	520%	495%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

LEISURE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies in leisure and entertainment businesses (“Leisure companies”).

For the one-year period ended March 31, 2019, Leisure Fund Investor Class returned 4.06%, compared with 13.19% for the S&P 500 Consumer Discretionary Index. The broader S&P 500 Index returned 9.50%.

The restaurants segment was the largest contributor to return, followed by the internet media segment. The casinos & gaming industry detracted the most from the Fund’s return for the period, followed by the beverages industry.

Holdings that contributed the most to the Fund’s return were Chipotle Mexican Grill, Inc., Twenty-First Century Fox, Inc. Class A, and iQIYI, Inc. ADR Class A. Activision Blizzard, Inc., Constellation Brands, Inc. Class A, and Carnival Corp. were the holdings detracting the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 3, 2001
H-Class	June 3, 1998

Ten Largest Holdings (% of Total Net Assets)
Walt Disney Co.	5.4%
Comcast Corp. — Class A	3.7%
McDonald’s Corp.	3.4%
Netflix, Inc.	3.4%
Philip Morris International, Inc.	3.2%
Altria Group, Inc.	2.9%
Starbucks Corp.	2.7%
Charter Communications, Inc. — Class A	2.5%
Las Vegas Sands Corp.	2.0%
Marriott International, Inc. — Class A	1.9%
Top Ten Total	31.1%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 93

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
Investor Class Shares	4.06%	7.85%	18.19%
A-Class Shares	3.79%	7.57%	17.88%
A-Class Shares with sales charge‡	(1.14%)	6.53%	17.31%
C-Class Shares	3.03%	6.77%	17.00%
C-Class Shares with CDSC§	2.08%	6.77%	17.00%
H-Class Shares**	3.81%	7.53%	17.71%
S&P 500 Consumer Discretionary Index	13.19%	13.58%	21.11%
S&P 500 Index	9.50%	10.91%	15.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

94 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2019
LEISURE FUND

	Shares	Value

COMMON STOCKS† - 99.8%

Media - 25.0%
Walt Disney Co.	7,243	$804,194
Comcast Corp. — Class A	13,615	544,328
Charter Communications, Inc. — Class A*	1,072	371,888
Discovery, Inc. — Class A*,1	6,781	183,223
CBS Corp. — Class B	3,633	172,676
Liberty Broadband Corp. — Class C*	1,798	164,949
Altice USA, Inc. — Class A	7,440	159,811
DISH Network Corp. — Class A*	4,897	155,186
Viacom, Inc. — Class B	4,967	139,424
Grupo Televisa SAB ADR	10,098	111,684
News Corp. — Class A	8,907	110,803
World Wrestling Entertainment, Inc. — Class A	1,147	99,537
Cable One, Inc.	100	98,138
Fox Corp. — Class A*	2,564	94,124
New York Times Co. — Class A1	2,827	92,867
Nexstar Media Group, Inc. — Class A	823	89,189
Tribune Media Co. — Class A	1,798	82,960
Sinclair Broadcast Group, Inc. — Class A	1,955	75,228
AMC Networks, Inc. — Class A*	1,294	73,447
TEGNA, Inc.	4,963	69,978
Total Media		3,693,634

Retail - 18.7%
McDonald’s Corp.	2,657	504,564
Starbucks Corp.	5,414	402,477
Yum! Brands, Inc.	2,271	226,668
Chipotle Mexican Grill, Inc. — Class A*	268	190,363
Darden Restaurants, Inc.	1,356	164,713
Domino’s Pizza, Inc.	542	139,890
Yum China Holdings, Inc.	2,958	132,844
Restaurant Brands International, Inc.	2,030	132,173
Dunkin’ Brands Group, Inc.	1,392	104,539
Texas Roadhouse, Inc. — Class A	1,426	88,683
Wendy’s Co.	4,885	87,393
Cracker Barrel Old Country Store, Inc.[1]	520	84,037
Wingstop, Inc.[1]	832	63,257
Shake Shack, Inc. — Class A*	1,059	62,640
Cheesecake Factory, Inc.	1,264	61,835
Jack in the Box, Inc.	750	60,795
Dave & Buster’s Entertainment, Inc.	1,146	57,151
Bloomin’ Brands, Inc.	2,759	56,422
Papa John’s International, Inc.[1]	1,059	56,074
Brinker International, Inc.	1,178	52,280
BJ’s Restaurants, Inc.	850	40,188
Total Retail		2,768,986

Lodging - 12.5%
Las Vegas Sands Corp.	4,815	293,523
Marriott International, Inc. — Class A	2,208	276,199
Hilton Worldwide Holdings, Inc.	2,400	199,464
Wynn Resorts Ltd.	1,270	151,536
MGM Resorts International	5,903	151,471
Huazhu Group Ltd. ADR	3,201	134,890
Melco Resorts & Entertainment Ltd. ADR	5,814	131,338
Hyatt Hotels Corp. — Class A	1,581	114,733
Wyndham Hotels & Resorts, Inc.	1,817	90,832
Choice Hotels International, Inc.	1,100	85,514
Wyndham Destinations, Inc.	2,027	82,073
Boyd Gaming Corp.	2,610	71,410
Hilton Grand Vacations, Inc.*	2,266	69,906
Total Lodging		1,852,889

Entertainment - 8.7%
Live Nation Entertainment, Inc.*	2,311	146,841
Stars Group, Inc.*,1	7,180	125,722
Vail Resorts, Inc.	571	124,078
Madison Square Garden Co. — Class A*	373	109,337
Cinemark Holdings, Inc.	2,181	87,218
Marriott Vacations Worldwide Corp.	907	84,804
Six Flags Entertainment Corp.	1,653	81,576
Churchill Downs, Inc.	895	80,783
Eldorado Resorts, Inc.*	1,691	78,953
Red Rock Resorts, Inc. — Class A	2,798	72,328
International Game Technology plc	5,200	67,548
SeaWorld Entertainment, Inc.*	2,409	62,056
Penn National Gaming, Inc.*	3,054	61,385
Scientific Games Corp. — Class A*	2,780	56,768
AMC Entertainment Holdings, Inc. — Class A1	3,503	52,020
Total Entertainment		1,291,417

Agriculture - 7.0%
Philip Morris International, Inc.	5,382	475,715
Altria Group, Inc.	7,486	429,921
British American Tobacco plc ADR	3,092	128,998
Total Agriculture		1,034,634

Leisure Time - 6.9%
Carnival Corp.	4,510	228,747
Royal Caribbean Cruises Ltd.	1,750	200,585
Norwegian Cruise Line Holdings Ltd.*	2,593	142,511
Planet Fitness, Inc. — Class A*	1,491	102,462
Harley-Davidson, Inc.	2,800	99,848
Polaris Industries, Inc.	1,090	92,029
Brunswick Corp.	1,658	83,447
Callaway Golf Co.	3,066	48,841
Vista Outdoor, Inc.*	2,391	19,152
Total Leisure Time		1,017,622

Software - 6.9%
Activision Blizzard, Inc.	5,359	243,995
Electronic Arts, Inc.*	2,258	229,481
NetEase, Inc. ADR	660	159,357
Take-Two Interactive Software, Inc.*	1,384	130,608
HUYA, Inc. ADR*,1	4,620	129,961
Bilibili, Inc. ADR*,1	6,394	121,166
Total Software		1,014,568

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
LEISURE FUND

	Shares	Value

Beverages - 6.2%
Constellation Brands, Inc. — Class A	1,361	$238,624
Brown-Forman Corp. — Class B	4,013	211,806
Molson Coors Brewing Co. — Class B	2,438	145,427
Anheuser-Busch InBev S.A. ADR	1,617	135,780
Diageo plc ADR	697	114,036
Boston Beer Company, Inc. — Class A*	260	76,630
Total Beverages		922,303

Internet - 5.3%
Netflix, Inc.*	1,408	502,037
Spotify Technology S.A.*	1,090	151,292
iQIYI, Inc. ADR*,1	5,560	132,995
Total Internet		786,324

Toys, Games & Hobbies - 0.9%
Hasbro, Inc.	1,556	132,291

Food Service - 0.8%
Aramark	3,735	110,369

Telecommunications - 0.7%
GCI Liberty, Inc. — Class A*	1,740	96,761

Miscellaneous Manufacturing - 0.2%
American Outdoor Brands Corp.*	3,168	29,589

Total Common Stocks
(Cost $10,752,273)		14,751,387

RIGHTS††† - 0.0%
Nexstar Media Group, Inc.*,2	8,160	—
Total Rights
(Cost $—)		—

	Face Amount

REPURCHASE AGREEMENTS††,3 - 0.4%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	$41,404	41,404
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	10,351	10,351
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	9,271	9,271
Total Repurchase Agreements
(Cost $61,026)		61,026

	Shares

SECURITIES LENDING COLLATERAL†,4 - 4.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[5]	674,848	674,848
Total Securities Lending Collateral
(Cost $674,848)		674,848

Total Investments - 104.8%
(Cost $11,488,147		$15,487,261
Other Assets & Liabilities, net - (4.8)%		(702,596)
Total Net Assets - 100.0%		$14,784,665

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 5.
[2]	Security was fair valued by the Valuation Committee at March 31, 2019. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Repurchase Agreements — See Note 4.
[4]	Securities lending collateral — See Note 5.
[5]	Rate indicated is the 7-day yield as of March 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
LEISURE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$14,751,387	$—	$—		$14,751,387
Rights	—	—	—	*	—
Repurchase Agreements	—	61,026	—		61,026
Securities Lending Collateral	674,848	—	—		674,848
Total Assets	$15,426,235	$61,026	$—		$15,487,261

*	Includes securities with a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

LEISURE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $672,851 of securities loaned (cost $11,427,121)	$15,426,235
Repurchase agreements, at value (cost $61,026)	61,026
Receivables:
Dividends	25,125
Fund shares sold	16,596
Foreign tax reclaims	2,866
Securities lending income	71
Interest	13
Total assets	15,531,932

Liabilities:
Payable for:
Return of securities lending collateral	674,848
Fund shares redeemed	22,963
Securities purchased	20,795
Management fees	10,711
Transfer agent and administrative fees	3,150
Portfolio accounting fees	1,260
Distribution and service fees	1,155
Trustees’ fees*	382
Miscellaneous	12,003
Total liabilities	747,267
Commitments and contingent liabilities (Note 10)	—
Net assets	$14,784,665

Net assets consist of:
Paid in capital	$12,111,676
Total distributable earnings (loss)	2,672,989
Net assets	$14,784,665

Investor Class:
Net assets	$11,739,054
Capital shares outstanding	170,192
Net asset value per share	$68.98

A-Class:
Net assets	$1,192,126
Capital shares outstanding	18,872
Net asset value per share	$63.17
Maximum offering price per share (Net asset value divided by 95.25%)	$66.32

C-Class:
Net assets	$798,300
Capital shares outstanding	14,302
Net asset value per share	$55.82

H-Class:
Net assets	$1,055,185
Capital shares outstanding	17,196
Net asset value per share	$61.36

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $1,354)	$349,500
Interest	1,924
Income from securities lending, net	10,972
Total investment income	362,396

Expenses:
Management fees	172,880
Distribution and service fees:
A-Class	5,356
C-Class	10,574
H-Class	9,138
Transfer agent and administrative fees	50,847
Portfolio accounting fees	20,339
Registration fees	19,059
Trustees’ fees*	7,305
Custodian fees	2,787
Line of credit fees	213
Miscellaneous	22,659
Total expenses	321,157
Net investment income	41,239

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,581,983
Net realized gain	1,581,983
Net change in unrealized appreciation (depreciation) on:
Investments	(249,813)
Net change in unrealized appreciation (depreciation)	(249,813)
Net realized and unrealized gain	1,332,170
Net increase in net assets resulting from operations	$1,373,409

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$41,239	$109,700
Net realized gain on investments	1,581,983	3,290,916
Net change in unrealized appreciation (depreciation) on investments	(249,813)	(1,627,234)
Net increase in net assets resulting from operations	1,373,409	1,773,382

Distributions to shareholders:
Investor Class	(544,748)	(947,689)[1]
A-Class	(159,698)	(138,789)[1]
C-Class	(75,803)	(103,473)[1]
H-Class	(112,344)	(116,561)[1]
Total distributions to shareholders	(892,593)	(1,306,512)

Capital share transactions:
Proceeds from sale of shares
Investor Class	38,144,920	102,205,449
A-Class	2,186,461	10,302,546
C-Class	101,371	769,473
H-Class	46,226,618	56,055,436
Distributions reinvested
Investor Class	530,279	930,451
A-Class	139,178	135,938
C-Class	75,270	101,407
H-Class	111,434	115,687
Cost of shares redeemed
Investor Class	(42,002,040)	(103,166,413)
A-Class	(4,372,624)	(9,197,544)
C-Class	(630,920)	(880,744)
H-Class	(47,422,116)	(58,312,130)
Net decrease from capital share transactions	(6,912,169)	(940,444)
Net decrease in net assets	(6,431,353)	(473,574)

Net assets:
Beginning of year	21,216,018	21,689,592
End of year	$14,784,665	$21,216,018

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

LEISURE FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2019	Year Ended March 29, 2018
Capital share activity:
Shares sold
Investor Class	540,063	1,395,004
A-Class	33,355	151,772
C-Class	1,663	12,653
H-Class	724,014	853,814
Shares issued from reinvestment of distributions
Investor Class	8,323	12,821
A-Class	2,384	2,026
C-Class	1,456	1,678
H-Class	1,965	1,771
Shares redeemed
Investor Class	(583,497)	(1,405,653)
A-Class	(68,076)	(135,608)
C-Class	(10,981)	(14,202)
H-Class	(738,591)	(884,326)
Net decrease in shares	(87,922)	(8,250)

[1]	For the year ended March 29, 2018, the distributions to shareholders from net investment income and net realized gains were as follows (see Note 9):

Net investment income
Investor Class	$(341,515)
A-Class	(50,015)
C-Class	(37,288)
H-Class	(42,005)

Net realized gains
Investor Class	$(606,174)
A-Class	(88,774)
C-Class	(66,185)
H-Class	(74,556)

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LEISURE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$71.23	$70.95	$61.36	$60.75	$55.81
Income (loss) from investment operations:
Net investment income (loss)[a]	.32	.36	.52	.22	.52
Net gain (loss) on investments (realized and unrealized)	2.18	4.48	9.38	.82	5.64
Total from investment operations	2.50	4.84	9.90	1.04	6.16
Less distributions from:
Net investment income	(.52)	(1.64)	(.31)	(.32)	(.12)
Net realized gains	(4.23)	(2.92)	—	(.11)	(1.10)
Total distributions	(4.75)	(4.56)	(.31)	(.43)	(1.22)
Net asset value, end of period	$68.98	$71.23	$70.95	$61.36	$60.75

Total Return	4.06%	6.71%	16.20%	1.72%	11.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,739	$14,625	$14,413	$15,173	$48,494
Ratios to average net assets:
Net investment income (loss)	0.45%	0.49%	0.81%	0.35%	0.89%
Total expenses	1.46%	1.38%	1.38%	1.34%	1.34%
Portfolio turnover rate	323%	442%	352%	339%	343%

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$65.82	$66.03	$57.27	$56.88	$52.46
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	.17	.23	.08	.38
Net gain (loss) on investments (realized and unrealized)	1.99	4.18	8.84	.74	5.26
Total from investment operations	2.10	4.35	9.07	.82	5.64
Less distributions from:
Net investment income	(.52)	(1.64)	(.31)	(.32)	(.12)
Net realized gains	(4.23)	(2.92)	—	(.11)	(1.10)
Total distributions	(4.75)	(4.56)	(.31)	(.43)	(1.22)
Net asset value, end of period	$63.17	$65.82	$66.03	$57.27	$56.88

Total Return[b]	3.79%	6.46%	15.91%	1.45%	10.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,192	$3,371	$2,180	$7,990	$10,703
Ratios to average net assets:
Net investment income (loss)	0.17%	0.24%	0.40%	0.15%	0.69%
Total expenses	1.71%	1.63%	1.62%	1.60%	1.58%
Portfolio turnover rate	323%	442%	352%	339%	343%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

LEISURE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2019	Year Ended March29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$59.16	$60.23	$52.65	$52.72	$49.07
Income (loss) from investment operations:
Net investment income (loss)[a]	(.32)	(.36)	(.18)	(.28)	(.19)
Net gain (loss) on investments (realized and unrealized)	1.73	3.85	8.07	.64	5.06
Total from investment operations	1.41	3.49	7.89	.36	4.87
Less distributions from:
Net investment income	(.52)	(1.64)	(.31)	(.32)	(.12)
Net realized gains	(4.23)	(2.92)	—	(.11)	(1.10)
Total distributions	(4.75)	(4.56)	(.31)	(.43)	(1.22)
Net asset value, end of period	$55.82	$59.16	$60.23	$52.65	$52.72

Total Return[b]	3.03%	5.66%	15.05%	0.69%	10.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$798	$1,311	$1,327	$1,353	$1,590
Ratios to average net assets:
Net investment income (loss)	(0.56%)	(0.58%)	(0.33%)	(0.54%)	(0.37%)
Total expenses	2.46%	2.38%	2.37%	2.35%	2.35%
Portfolio turnover rate	323%	442%	352%	339%	343%

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$64.06	$64.38	$55.85	$55.50	$51.31
Income (loss) from investment operations:
Net investment income (loss)[a]	(.29)	.07	.20	.27	.30
Net gain (loss) on investments (realized and unrealized)	2.34	4.17	8.64	.51	5.11
Total from investment operations	2.05	4.24	8.84	.78	5.41
Less distributions from:
Net investment income	(.52)	(1.64)	(.31)	(.32)	(.12)
Net realized gains	(4.23)	(2.92)	—	(.11)	(1.10)
Total distributions	(4.75)	(4.56)	(.31)	(.43)	(1.22)
Net asset value, end of period	$61.36	$64.06	$64.38	$55.85	$55.50

Total Return	3.81%	6.45%	15.90%	1.41%	10.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,055	$1,910	$3,769	$13,212	$7,074
Ratios to average net assets:
Net investment income (loss)	(0.45%)	0.10%	0.34%	0.49%	0.55%
Total expenses	1.69%	1.63%	1.63%	1.64%	1.83%
Portfolio turnover rate	323%	442%	352%	339%	343%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The Financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

PRECIOUS METALS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services (“Precious Metals companies”).

For the one-year period ended March 31, 2019, Precious Metals Fund Investor Class returned -2.08%, compared with -0.43% for the S&P 500 Materials Index. The broader S&P 500 Index returned 9.50%.

The base metals industry detracted the most from return. The precious metal mining segment contributed the most to return.

Kirkland Lake Gold Ltd., AngloGold Ashanti Ltd. ADR, and Barrick Gold Corp. were the leading contributors to return. Freeport-McMoRan, Inc., New Gold, Inc., and Coeur Mining, Inc. detracted the most from return.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	December 1, 1993
A-Class	September 1, 2004
C-Class	April 27, 2001
H-Class	August 1, 2003

Ten Largest Holdings (% of Total Net Assets)
Barrick Gold Corp.	8.0%
Newmont Mining Corp.	7.2%
Freeport-McMoRan, Inc.	6.9%
Franco-Nevada Corp.	6.0%
Wheaton Precious Metals Corp.	5.4%
Goldcorp, Inc.	5.1%
Agnico Eagle Mines Ltd.	5.1%
VanEck Vectors Junior Gold Miners ETF	3.9%
Royal Gold, Inc.	3.9%
Kirkland Lake Gold Ltd.	3.8%
Top Ten Total	55.3%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 103

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
Investor Class Shares	(2.08%)	(3.38%)	(3.76%)
A-Class Shares	(2.30%)	(3.64%)	(4.02%)
A-Class Shares with sales charge‡	(6.94%)	(4.58%)	(4.48%)
C-Class Shares	(3.08%)	(4.35%)	(4.72%)
C-Class Shares with CDSC§	(4.03%)	(4.35%)	(4.72%)
H-Class Shares**	(2.33%)	(3.74%)	(4.18%)
S&P 500 Materials Index	(0.43%)	5.30%	12.39%
S&P 500 Index	9.50%	10.91%	15.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Materials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

104 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2019
PRECIOUS METALS FUND

	Shares	Value

COMMON STOCKS† - 95.6%

Mining - 95.6%
Barrick Gold Corp.	309,353	$4,241,230
Newmont Mining Corp.	106,854	3,822,168
Freeport-McMoRan, Inc.	285,509	3,680,211
Franco-Nevada Corp.	42,164	3,164,408
Wheaton Precious Metals Corp.	120,889	2,879,576
Goldcorp, Inc.	235,975	2,699,554
Agnico Eagle Mines Ltd.	61,809	2,688,691
Royal Gold, Inc.	22,748	2,068,476
Kirkland Lake Gold Ltd.[1]	66,777	2,030,689
AngloGold Ashanti Ltd. ADR	152,552	1,998,431
Kinross Gold Corp.*	533,285	1,834,500
B2Gold Corp.*	536,847	1,508,540
Gold Fields Ltd. ADR	390,450	1,456,378
Pan American Silver Corp.	108,754	1,440,991
Yamana Gold, Inc.[1]	532,641	1,390,193
Sibanye Gold Ltd. ADR*	323,620	1,336,551
Alamos Gold, Inc. — Class A	232,500	1,181,100
IAMGOLD Corp.*	323,234	1,121,622
Osisko Gold Royalties Ltd.	96,949	1,089,707
SSR Mining, Inc.*,1	84,123	1,064,997
Pretium Resources, Inc.*,1	123,746	1,059,266
Novagold Resources, Inc.*	230,177	959,838
First Majestic Silver Corp.*,1	145,818	959,482
Hecla Mining Co.	391,060	899,438
Sandstorm Gold Ltd.*,1	151,857	832,176
MAG Silver Corp.*	74,478	793,935
Coeur Mining, Inc.*	178,836	729,651
Seabridge Gold, Inc.*,1	56,563	700,816
Fortuna Silver Mines, Inc.*	179,669	601,891
Gold Resource Corp.	105,872	416,077
Total Mining		50,650,583

Total Common Stocks
(Cost $40,417,024)		50,650,583

RIGHTS††† - 0.0%
Pan American Silver Corp.*,2	219,148	—
Total Rights
(Cost $—)		—

EXCHANGE-TRADED FUNDS† - 3.9%
VanEck Vectors Junior Gold Miners ETF	65,260	2,070,700
Total Exchange-Traded Funds
(Cost $1,804,518)		2,070,700

	Face Amount

REPURCHASE AGREEMENTS††,3 - 1.2%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	$419,623	419,623
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	104,906	104,906
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	93,962	93,962
Total Repurchase Agreements
(Cost $618,491)		618,491

	Shares

SECURITIES LENDING COLLATERAL†,4 - 5.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[5]	2,968,479	2,968,479
Total Securities Lending Collateral
(Cost $2,968,479)		2,968,479

Total Investments - 106.3%
(Cost $45,808,512)		$56,308,253
Other Assets & Liabilities, net - (6.3)%		(3,319,929)
Total Net Assets - 100.0%		$52,988,324

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 5.
[2]	Security was fair valued by the Valuation Committee at March 31, 2019. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Repurchase Agreements — See Note 4.
[4]	Securities lending collateral — See Note 5.
[5]	Rate indicated is the 7-day yield as of March 31, 2019.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
PRECIOUS METALS FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$50,650,583	$—	$—		$50,650,583
Rights	—	—	—	*	—
Exchange-Traded Funds	2,070,700	—	—		2,070,700
Repurchase Agreements	—	618,491	—		618,491
Securities Lending Collateral	2,968,479	—	—		2,968,479
Total Assets	$55,689,762	$618,491	$—		$56,308,253

*	Security has a market value of $0.

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $2,826,730 of securities loaned (cost $45,190,021)	$55,689,762
Repurchase agreements, at value (cost $618,491)	618,491
Cash	2,248
Receivables:
Fund shares sold	467,394
Dividends	15,709
Foreign tax reclaims	4,153
Securities lending income	1,399
Interest	130
Total assets	56,799,286

Liabilities:
Payable for:
Return of securities lending collateral	2,968,479
Securities purchased	321,445
Deferred foreign capital gain taxes	276,532
Fund shares redeemed	146,630
Management fees	33,731
Transfer agent and administrative fees	11,244
Distribution and service fees	5,810
Portfolio accounting fees	4,498
Trustees’ fees*	931
Miscellaneous	41,662
Total liabilities	3,810,962
Commitments and contingent liabilities (Note 10)	—
Net assets	$52,988,324

Net assets consist of:
Paid in capital	$104,015,970
Total distributable earnings (loss)	(51,027,646)
Net assets	$52,988,324

Investor Class:
Net assets	$33,724,268
Capital shares outstanding	1,290,179
Net asset value per share	$26.14

A-Class:
Net assets	$14,222,257
Capital shares outstanding	571,484
Net asset value per share	$24.89
Maximum offering price per share (Net asset value divided by 95.25%)	$26.13

C-Class:
Net assets	$2,412,137
Capital shares outstanding	113,813
Net asset value per share	$21.19

H-Class:
Net assets	$2,629,662
Capital shares outstanding	109,290
Net asset value per share	$24.06

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $31,501)	$413,501
Interest	11,462
Income from securities lending, net	21,838
Total investment income	446,801

Expenses:
Management fees	370,727
Distribution and service fees:
A-Class	32,438
C-Class	37,116
H-Class	7,392
Transfer agent and administrative fees	123,576
Portfolio accounting fees	49,430
Registration fees	40,167
Custodian fees	16,581
Trustees’ fees*	14,430
Line of credit fees	337
Miscellaneous	70,136
Total expenses	762,330
Net investment loss	(315,529)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(11,808,144)
Net realized loss	(11,808,144)
Net change in unrealized appreciation (depreciation) on:
Investments	7,296,954
Net change in unrealized appreciation (depreciation)	7,296,954
Net realized and unrealized loss	(4,511,190)
Net decrease in net assets resulting from operations	$(4,826,719)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

PRECIOUS METALS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(315,529)	$(476,465)
Net realized gain (loss) on investments	(11,808,144)	9,968,782
Net change in unrealized appreciation (depreciation) on investments	7,296,954	(17,626,147)
Net decrease in net assets resulting from operations	(4,826,719)	(8,133,830)

Distributions to shareholders:
Investor Class	(375,623)	(1,823,837)[1]
A-Class	(174,388)	(711,524)[1]
C-Class	(41,752)	(410,204)[1]
H-Class	(26,797)	(191,873)[1]
Total distributions to shareholders	(618,560)	(3,137,438)

Capital share transactions:
Proceeds from sale of shares
Investor Class	241,203,549	388,332,258
A-Class	7,901,916	6,762,139
C-Class	2,271,183	3,233,948
H-Class	139,186,676	207,730,259
Distributions reinvested
Investor Class	361,878	1,761,829
A-Class	171,857	696,023
C-Class	41,057	402,938
H-Class	25,498	185,441
Cost of shares redeemed
Investor Class	(239,242,751)	(393,867,952)
A-Class	(5,992,947)	(5,054,979)
C-Class	(6,279,462)	(3,483,183)
H-Class	(136,898,554)	(205,920,301)
Net increase from capital share transactions	2,749,900	778,420
Net decrease in net assets	(2,695,379)	(10,492,848)

Net assets:
Beginning of year	55,683,703	66,176,551
End of year	$52,988,324	$55,683,703

Capital share activity:
Shares sold
Investor Class	9,657,928	12,996,799
A-Class	322,537	236,455
C-Class	112,787	129,810
H-Class	6,003,655	7,482,847
Shares issued from reinvestment of distributions
Investor Class	15,591	64,253
A-Class	7,773	26,556
C-Class	2,176	17,829
H-Class	1,193	7,309
Shares redeemed
Investor Class	(9,638,186)	(13,218,448)
A-Class	(253,204)	(177,067)
C-Class	(302,237)	(140,411)
H-Class	(5,985,054)	(7,503,501)
Net decrease in shares	(55,041)	(77,569)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 9).

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$27.07	$30.82	$27.37	$25.11	$35.78
Income (loss) from investment operations:
Net investment income (loss)[a]	(.12)	(.17)	(.23)	(.07)	.01
Net gain (loss) on investments (realized and unrealized)	(.48)	(1.96)	4.85	2.44	(9.88)
Total from investment operations	(.60)	(2.13)	4.62	2.37	(9.87)
Less distributions from:
Net investment income	(.33)	(1.62)	(1.17)	(.11)	(.80)
Total distributions	(.33)	(1.62)	(1.17)	(.11)	(.80)
Net asset value, end of period	$26.14	$27.07	$30.82	$27.37	$25.11

Total Return	(2.08%)	(6.98%)	16.91%	9.67%	(27.88%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$33,724	$33,968	$43,530	$49,321	$30,528
Ratios to average net assets:
Net investment income (loss)	(0.47%)	(0.57%)	(0.67%)	(0.31%)	0.04%
Total expenses[c]	1.39%	1.28%	1.27%	1.25%	1.25%
Portfolio turnover rate	571%	630%	508%	797%	371%

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$25.85	$29.59	$26.39	$24.28	$34.75
Income (loss) from investment operations:
Net investment income (loss)[a]	(.17)	(.22)	(.27)	(.12)	(.10)
Net gain (loss) on investments (realized and unrealized)	(.46)	(1.90)	4.64	2.34	(9.57)
Total from investment operations	(.63)	(2.12)	4.37	2.22	(9.67)
Less distributions from:
Net investment income	(.33)	(1.62)	(1.17)	(.11)	(.80)
Total distributions	(.33)	(1.62)	(1.17)	(.11)	(.80)
Net asset value, end of period	$24.89	$25.85	$29.59	$26.39	$24.28

Total Return[b]	(2.30%)	(7.24%)	16.59%	9.38%	(28.13%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,222	$12,781	$12,085	$3,711	$4,928
Ratios to average net assets:
Net investment income (loss)	(0.73%)	(0.79%)	(0.82%)	(0.54%)	(0.29%)
Total expenses[c]	1.64%	1.53%	1.52%	1.50%	1.50%
Portfolio turnover rate	571%	630%	508%	797%	371%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

PRECIOUS METALS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$22.24	$25.89	$23.38	$21.67	$31.34
Income (loss) from investment operations:
Net investment income (loss)[a]	(.32)	(.39)	(.46)	(.26)	(.29)
Net gain (loss) on investments (realized and unrealized)	(.40)	(1.64)	4.14	2.08	(8.58)
Total from investment operations	(.72)	(2.03)	3.68	1.82	(8.87)
Less distributions from:
Net investment income	(.33)	(1.62)	(1.17)	(.11)	(.80)
Total distributions	(.33)	(1.62)	(1.17)	(.11)	(.80)
Net asset value, end of period	$21.19	$22.24	$25.89	$23.38	$21.67

Total Return[b]	(3.08%)	(7.95%)	15.76%	8.66%	(28.64%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,412	$6,697	$7,607	$6,825	$5,590
Ratios to average net assets:
Net investment income (loss)	(1.53%)	(1.56%)	(1.59%)	(1.34%)	(0.99%)
Total expenses[c]	2.37%	2.28%	2.27%	2.25%	2.25%
Portfolio turnover rate	571%	630%	508%	797%	371%

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$25.02	$28.73	$25.64	$23.64	$33.92
Income (loss) from investment operations:
Net investment income (loss)[a]	(.18)	(.25)	(.31)	(.11)	(.14)
Net gain (loss) on investments (realized and unrealized)	(.45)	(1.84)	4.57	2.22	(9.34)
Total from investment operations	(.63)	(2.09)	4.26	2.11	(9.48)
Less distributions from:
Net investment income	(.33)	(1.62)	(1.17)	(.11)	(.80)
Total distributions	(.33)	(1.62)	(1.17)	(.11)	(.80)
Net asset value, end of period	$24.06	$25.02	$28.73	$25.64	$23.64

Total Return	(2.33%)	(7.36%)	16.65%	9.17%	(28.24%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,630	$2,239	$2,954	$2,556	$8,400
Ratios to average net assets:
Net investment income (loss)	(0.78%)	(0.92%)	(0.94%)	(0.53%)	(0.45%)
Total expenses[c]	1.63%	1.53%	1.52%	1.59%	1.75%
Portfolio turnover rate	571%	630%	508%	797%	371%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

REAL ESTATE FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the real estate industry, including real estate investment trusts (“REITs”) (collectively, “Real Estate companies”).

For the one-year period ended March 31, 2019, Real Estate Fund H-Class returned 15.63%, compared with 20.72% for the MSCI U.S. REIT Index. The broader S&P 500 Index returned 9.50%.

Within the Fund, the retail real estate investment trust (REIT) industry contributed the most to return, followed by the specialty REIT industry. The real estate brokerage/sales industry detracted the most from return.

American Tower Corp., Welltower, Inc., and Realty Income Corp. were the best-performing holdings in the Fund for the year. The worst-performing holdings for the period were Realogy Holdings Corp., Weyerhaeuser Co., and Howard Hughes Corp.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
American Tower Corp. — Class A	2.9%
Simon Property Group, Inc.	2.3%
Crown Castle International Corp.	2.3%
Prologis, Inc.	2.1%
Equinix, Inc.	1.9%
Public Storage	1.9%
Welltower, Inc.	1.7%
Equity Residential	1.6%
AvalonBay Communities, Inc.	1.6%
Digital Realty Trust, Inc.	1.6%
Top Ten Total	19.9%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 111

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	15.58%	6.28%	14.71%
A-Class Shares with sales charge‡	10.10%	5.25%	14.15%
C-Class Shares	14.72%	5.49%	13.81%
C-Class Shares with CDSC§	13.72%	5.49%	13.81%
H-Class Shares	15.63%	6.28%	14.69%
MSCI U.S. REIT Index	20.72%	9.00%	18.48%
S&P 500 Index	9.50%	10.91%	15.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and MSCI U.S. REIT Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

112 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2019
REAL ESTATE FUND

	Shares	Value

COMMON STOCKS† - 99.6%

REITs - 96.1%
REITs-Diversified - 23.0%
American Tower Corp. — Class A	2,954	$582,115
Crown Castle International Corp.	3,535	452,480
Equinix, Inc.	836	378,842
Digital Realty Trust, Inc.	2,660	316,540
SBA Communications Corp.*	1,486	296,695
Weyerhaeuser Co.	10,317	271,750
WP Carey, Inc.	2,818	220,734
Vornado Realty Trust	3,216	216,887
Duke Realty Corp.	6,567	200,819
VICI Properties, Inc.	8,435	184,558
Gaming and Leisure Properties, Inc.	4,633	178,695
Lamar Advertising Co. — Class A	2,183	173,025
New Residential Investment Corp.	9,508	160,780
EPR Properties	1,924	147,956
CoreSite Realty Corp.	1,320	141,266
Rayonier, Inc.	4,022	126,773
Outfront Media, Inc.	4,872	114,005
PotlatchDeltic Corp.	2,573	97,234
CoreCivic, Inc.	4,897	95,247
GEO Group, Inc.	4,959	95,213
Uniti Group, Inc.[1]	8,240	92,206
Total REITs-Diversified		4,543,820

REITs-Apartments - 11.3%
Equity Residential	4,305	324,253
AvalonBay Communities, Inc.	1,614	323,978
Essex Property Trust, Inc.[1]	912	263,787
Invitation Homes, Inc.	9,092	221,208
UDR, Inc.	4,789	217,708
Mid-America Apartment Communities, Inc.	1,981	216,583
Camden Property Trust	1,893	192,139
Apartment Investment & Management Co. — Class A	3,262	164,046
American Homes 4 Rent — Class A	6,952	157,949
American Campus Communities, Inc.	3,295	156,776
Total REITs-Apartments		2,238,427

REITs-Office Property - 10.9%
Boston Properties, Inc.	2,062	276,061
Alexandria Real Estate Equities, Inc.	1,712	244,063
Kilroy Realty Corp.	2,248	170,758
SL Green Realty Corp.	1,871	168,240
Douglas Emmett, Inc.	3,910	158,042
Hudson Pacific Properties, Inc.	4,065	139,917
JBG SMITH Properties	3,360	138,936
Highwoods Properties, Inc.	2,888	135,101
Equity Commonwealth	3,687	120,528
Paramount Group, Inc.	7,730	109,689
Corporate Office Properties Trust	3,876	105,815
Brandywine Realty Trust	6,563	104,089
Empire State Realty Trust, Inc. — Class A	6,446	101,847
Columbia Property Trust, Inc.	4,477	100,777
Piedmont Office Realty Trust, Inc. — Class A	4,802	100,122
Total REITs-Office Property		2,173,985

REITs-Health Care - 9.5%
Welltower, Inc.	4,317	334,999
Ventas, Inc.	4,566	291,356
HCP, Inc.	7,513	235,157
Omega Healthcare Investors, Inc.	4,556	173,811
Medical Properties Trust, Inc.	8,774	162,407
Healthcare Trust of America, Inc. — Class A	5,135	146,810
Healthcare Realty Trust, Inc.	3,826	122,853
Sabra Health Care REIT, Inc.	5,906	114,990
Physicians Realty Trust	6,004	112,935
Senior Housing Properties Trust	8,383	98,752
CareTrust REIT, Inc.	3,684	86,427
Total REITs-Health Care		1,880,497

REITs-Warehouse/Industries - 7.3%
Prologis, Inc.	5,741	413,065
Liberty Property Trust	3,383	163,805
CyrusOne, Inc.	2,753	144,367
Americold Realty Trust	4,289	130,857
First Industrial Realty Trust, Inc.	3,671	129,807
EastGroup Properties, Inc.	1,106	123,474
STAG Industrial, Inc.	3,920	116,228
Rexford Industrial Realty, Inc.	3,171	113,553
QTS Realty Trust, Inc. — Class A	2,244	100,958
Total REITs-Warehouse/Industries		1,436,114

REITs-Hotels - 6.5%
Host Hotels & Resorts, Inc.	12,214	230,845
MGM Growth Properties LLC — Class A	5,795	186,889
Park Hotels & Resorts, Inc.	4,905	152,447
Hospitality Properties Trust	4,853	127,682
Ryman Hospitality Properties, Inc.	1,531	125,909
Pebblebrook Hotel Trust	3,948	122,625
Apple Hospitality REIT, Inc.	7,158	116,675
Sunstone Hotel Investors, Inc.	7,793	112,219
RLJ Lodging Trust	6,045	106,211
Total REITs-Hotels		1,281,502

REITs-Shopping Centers - 6.1%
Regency Centers Corp.	3,092	208,679
Federal Realty Investment Trust	1,451	200,020
Kimco Realty Corp.	9,365	173,252
Brixmor Property Group, Inc.	7,925	145,582
Weingarten Realty Investors	4,109	120,681
SITE Centers Corp.	7,139	97,233
Urban Edge Properties	4,810	91,390
Acadia Realty Trust	3,311	90,291
Retail Opportunity Investments Corp.	5,082	88,122
Total REITs-Shopping Centers		1,215,250

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
REAL ESTATE FUND

	Shares	Value

REITs-Storage - 5.4%
Public Storage	1,724	$375,453
Extra Space Storage, Inc.	2,165	220,635
Iron Mountain, Inc.	5,580	197,867
CubeSmart	4,705	150,748
Life Storage, Inc.	1,340	130,342
Total REITs-Storage		1,075,045

REITs-Mortgage - 5.1%
Annaly Capital Management, Inc.	22,562	225,394
AGNC Investment Corp.	10,587	190,566
Starwood Property Trust, Inc.	6,811	152,226
Blackstone Mortgage Trust, Inc. — Class A	3,671	126,870
Chimera Investment Corp.	6,062	113,602
Two Harbors Investment Corp.	8,152	110,297
Apollo Commercial Real Estate Finance, Inc.	5,203	94,695
Total REITs-Mortgage		1,013,650

REITs-Regional Malls - 4.6%
Simon Property Group, Inc.	2,527	460,445
Macerich Co.	3,491	151,335
Taubman Centers, Inc.	2,118	112,000
Brookfield Property REIT, Inc. — Class A	4,350	89,131
Tanger Factory Outlet Centers, Inc.	4,092	85,850
Total REITs-Regional Malls		898,761

REITs-Single Tenant - 3.9%
Realty Income Corp.	3,967	291,812
National Retail Properties, Inc.	3,365	186,387
STORE Capital Corp.	5,072	169,912
Spirit Realty Capital, Inc.	2,924	116,170
Total REITs-Single Tenant		764,281

REITs-Manufactured Homes - 2.0%
Equity LifeStyle Properties, Inc.	1,726	197,282
Sun Communities, Inc.	1,663	197,099
Total REITs-Manufactured Homes		394,381

REITs-Shopping Centers - 0.5%
Retail Properties of America, Inc. — Class A	8,091	98,629
Total REITs		19,014,342

Real Estate - 3.5%
Real Estate Management/Services - 2.8%
CBRE Group, Inc. — Class A*	5,046	249,524
Jones Lang LaSalle, Inc.	1,027	158,343
Redfin Corp.*,1	4,310	87,364
Realogy Holdings Corp.[1]	6,215	70,851
Total Real Estate Management/Services		566,082

Real Estate Management & Development - 0.7%
Howard Hughes Corp.*	1,216	133,760
Total Real Estate		699,842

Total Common Stocks
(Cost $17,191,319)		19,714,184

SECURITIES LENDING COLLATERAL†,2 - 2.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[3]	391,234	391,234
Total Securities Lending Collateral
(Cost $391,234)		391,234

Total Investments - 101.6%
(Cost $17,582,553)		$20,105,418
Other Assets & Liabilities, net - (1.6)%		(309,875)
Total Net Assets - 100.0%		$19,795,543

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 5.
[2]	Securities lending collateral — See Note 5.
[3]	Rate indicated is the 7-day yield as of March 31, 2019.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
REAL ESTATE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$19,714,184	$—	$—	$19,714,184
Securities Lending Collateral	391,234	—	—	391,234
Total Assets	$20,105,418	$—	$—	$20,105,418

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 115

REAL ESTATE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $384,247 of securities loaned (cost $17,582,553)	$20,105,418
Cash	928
Receivables:
Securities sold	340,693
Dividends	95,893
Fund shares sold	65,977
Securities lending income	167
Total assets	20,609,076

Liabilities:
Payable for:
Return of securities lending collateral	391,234
Fund shares redeemed	326,501
Line of credit	52,000
Management fees	15,405
Distribution and service fees	4,950
Transfer agent and administrative fees	4,531
Portfolio accounting fees	1,812
Trustees’ fees*	593
Miscellaneous	16,507
Total liabilities	813,533
Commitments and contingent liabilities (Note 10)	—
Net assets	$19,795,543

Net assets consist of:
Paid in capital	$25,233,312
Total distributable earnings (loss)	(5,437,769)
Net assets	$19,795,543

A-Class:
Net assets	$657,758
Capital shares outstanding	15,949
Net asset value per share	$41.24
Maximum offering price per share (Net asset value divided by 95.25%)	$43.30

C-Class:
Net assets	$701,575
Capital shares outstanding	19,521
Net asset value per share	$35.94

H-Class:
Net assets	$18,436,210
Capital shares outstanding	448,118
Net asset value per share	$41.14

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $21)	$1,059,468
Interest	3,512
Income from securities lending, net	3,193
Total investment income	1,066,173

Expenses:
Management fees	268,009
Distribution and service fees:
A-Class	3,639
C-Class	7,755
H-Class	73,248
Transfer agent and administrative fees	78,826
Portfolio accounting fees	31,530
Trustees’ fees*	11,360
Custodian fees	4,401
Line of credit fees	530
Miscellaneous	66,851
Total expenses	546,149
Net investment income	520,024

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(5,228,397)
Net realized loss	(5,228,397)
Net change in unrealized appreciation (depreciation) on:
Investments	2,127,300
Net change in unrealized appreciation (depreciation)	2,127,300
Net realized and unrealized loss	(3,101,097)
Net decrease in net assets resulting from operations	$(2,581,073)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

116 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$520,024	$484,629
Net realized loss on investments	(5,228,397)	(726,449)
Net change in unrealized appreciation (depreciation) on investments	2,127,300	(850,068)
Net decrease in net assets resulting from operations	(2,581,073)	(1,091,888)

Distributions to shareholders:
A-Class	(33,828)	(36,813)[1]
C-Class	(4,978)	(5,875)[1]
H-Class	(297,344)	(81,666)[1]
Total distributions to shareholders	(336,150)	(124,354)

Capital share transactions:
Proceeds from sale of shares
A-Class	13,139,494	27,925,045
C-Class	1,944,282	2,801,676
H-Class	295,819,345	243,325,987
Distributions reinvested
A-Class	33,696	36,686
C-Class	4,913	5,841
H-Class	296,798	79,934
Cost of shares redeemed
A-Class	(12,570,391)	(28,893,180)
C-Class	(2,346,594)	(2,744,067)
H-Class	(283,887,233)	(240,126,671)
Net increase from capital share transactions	12,434,310	2,411,251
Net increase in net assets	9,517,087	1,195,009

Net assets:
Beginning of year	10,278,456	9,083,447
End of year	$19,795,543	$10,278,456

Capital share activity:
Shares sold
A-Class	335,956	735,037
C-Class	57,543	83,624
H-Class	7,753,438	6,430,451
Shares issued from reinvestment of distributions
A-Class	888	945
C-Class	148	171
H-Class	7,837	2,064
Shares redeemed
A-Class	(334,426)	(769,379)
C-Class	(69,615)	(82,363)
H-Class	(7,558,789)	(6,355,704)
Net increase in shares	192,980	44,846

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 9).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$35.92	$37.55	$37.31	$38.34	$33.47
Income (loss) from investment operations:
Net investment income (loss)[a]	.46	.65	.34	.65	.42
Net gain (loss) on investments (realized and unrealized)	5.12 [c]	(2.08)	2.15	(1.24)	4.77
Total from investment operations	5.58	(1.43)	2.49	(.59)	5.19
Less distributions from:
Net investment income	(.26)	(.20)	(2.25)	(.44)	(.32)
Total distributions	(.26)	(.20)	(2.25)	(.44)	(.32)
Net asset value, end of period	$41.24	$35.92	$37.55	$37.31	$38.34

Total Return[b]	15.58%	(3.85%)	7.17%	(1.46%)	15.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$658	$486	$1,762	$9,223	$6,329
Ratios to average net assets:
Net investment income (loss)	1.18%	1.69%	0.89%	1.82%	1.13%
Total expenses	1.72%	1.63%	1.63%	1.62%	1.60%
Portfolio turnover rate	877%	1,010%	1,060%	880%	599%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$31.57	$33.28	$33.56	$34.81	$30.64
Income (loss) from investment operations:
Net investment income (loss)[a]	.31	.29	.19	.22	.23
Net gain (loss) on investments (realized and unrealized)	4.32 [c]	(1.80)	1.78	(1.03)	4.26
Total from investment operations	4.63	(1.51)	1.97	(.81)	4.49
Less distributions from:
Net investment income	(.26)	(.20)	(2.25)	(.44)	(.32)
Total distributions	(.26)	(.20)	(2.25)	(.44)	(.32)
Net asset value, end of period	$35.94	$31.57	$33.28	$33.56	$34.81

Total Return[b]	14.72%	(4.56%)	6.37%	(2.25%)	14.73%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$702	$993	$999	$1,947	$2,937
Ratios to average net assets:
Net investment income (loss)	0.94%	0.86%	0.56%	0.69%	0.70%
Total expenses	2.46%	2.38%	2.38%	2.36%	2.35%
Portfolio turnover rate	877%	1,010%	1,060%	880%	599%

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

REAL ESTATE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$35.82	$37.45	$37.21	$38.25	$33.40
Income (loss) from investment operations:
Net investment income (loss)[a]	0.65	.92	.27	.71	.48
Net gain (loss) on investments (realized and unrealized)	4.93 [c]	(2.35)	2.22	(1.31)	4.69
Total from investment operations	5.58	(1.43)	2.49	(.60)	5.17
Less distributions from:
Net investment income	(.26)	(.20)	(2.25)	(.44)	(.32)
Total distributions	(.26)	(.20)	(2.25)	(.44)	(.32)
Net asset value, end of period	$41.14	$35.82	$37.45	$37.21	$38.25

Total Return	15.63%	(3.86%)	7.18%	(1.49%)	15.55%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,436	$8,800	$6,322	$34,504	$37,625
Ratios to average net assets:
Net investment income (loss)	1.69%	2.43%	0.70%	1.97%	1.32%
Total expenses	1.71%	1.63%	1.62%	1.62%	1.60%
Portfolio turnover rate	877%	1,010%	1,060%	880%	599%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

RETAILING FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, mail-order operations, and other companies involved in selling products to consumers (“Retailing companies”).

For the one-year period ended March 31, 2019, Retailing Fund Investor Class returned 11.06%, compared with 13.19% for the S&P 500 Consumer Discretionary Index. The broader S&P 500 Index returned 9.50%.

Within the Fund, the e-commerce discretionary industry contributed the most to return, followed by the mass merchants industry. The internet-based services industry detracted the most from return, followed by the recreational vehicles industry.

Fund performance for the year benefited most from Amazon.com, Inc., Wayfair, Inc. Class A, and Lowe’s Companies, Inc. Vipshop Holdings Ltd. ADR, Booking Holdings, Inc., and Netflix, Inc. were the largest detractors from the Fund’s performance for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	May 9, 2001
H-Class	April 21, 1998

Ten Largest Holdings (% of Total Net Assets)
Amazon.com, Inc.	10.4%
Walmart, Inc.	5.8%
Home Depot, Inc.	5.3%
Costco Wholesale Corp.	3.6%
Alibaba Group Holding Ltd. ADR	3.5%
Lowe’s Companies, Inc.	3.4%
Booking Holdings, Inc.	3.1%
TJX Companies, Inc.	2.8%
Walgreens Boots Alliance, Inc.	2.7%
Target Corp.	2.3%
Top Ten Total	42.9%

“Ten Largest Holdings” excludes any temporary cash investments.

120 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
Investor Class Shares	11.06%	7.33%	14.64%
A-Class Shares	10.80%	7.12%	14.38%
A-Class Shares with sales charge‡	5.54%	6.09%	13.83%
C-Class Shares	9.97%	6.31%	13.50%
C-Class Shares with CDSC§	8.97%	6.31%	13.50%
H-Class Shares**	10.81%	7.07%	14.24%
S&P 500 Consumer Discretionary Index	13.19%	13.58%	21.11%
S&P 500 Index	9.50%	10.91%	15.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P Consumer Discretionary Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS	March 31, 2019
RETAILING FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Retail - 65.9%
Walmart, Inc.	21,159	$2,063,637
Home Depot, Inc.	9,745	1,869,968
Costco Wholesale Corp.	5,279	1,278,257
Lowe’s Companies, Inc.	10,901	1,193,332
TJX Companies, Inc.	18,784	999,497
Walgreens Boots Alliance, Inc.	14,903	942,913
Target Corp.	10,122	812,392
Ross Stores, Inc.	7,996	744,428
Dollar General Corp.	6,220	742,046
O’Reilly Automotive, Inc.*	1,804	700,493
AutoZone, Inc.*	641	656,461
Dollar Tree, Inc.*	6,037	634,126
Ulta Beauty, Inc.*	1,675	584,123
Best Buy Company, Inc.	7,644	543,183
Genuine Parts Co.	4,513	505,591
Tiffany & Co.	4,382	462,520
Advance Auto Parts, Inc.	2,645	451,052
CarMax, Inc.*	6,443	449,721
Tractor Supply Co.	4,495	439,431
Burlington Stores, Inc.*	2,764	433,064
Kohl’s Corp.	6,047	415,852
Gap, Inc.	15,225	398,590
L Brands, Inc.	12,522	345,357
Carvana Co.*,1	5,800	336,748
Nordstrom, Inc.	7,570	335,957
Macy’s, Inc.	13,963	335,531
Five Below, Inc.*	2,650	329,262
Foot Locker, Inc.	5,401	327,301
Qurate Retail, Inc. — Class A*	19,550	312,409
Ollie’s Bargain Outlet Holdings, Inc.*	3,461	295,327
Floor & Decor Holdings, Inc. — Class A*	6,430	265,045
Williams-Sonoma, Inc.[1]	4,704	264,694
Dick’s Sporting Goods, Inc.	6,722	247,437
American Eagle Outfitters, Inc.	11,039	244,735
AutoNation, Inc.*	6,468	231,037
Urban Outfitters, Inc.*	7,499	222,270
Bed Bath & Beyond, Inc.[1]	11,760	199,802
Sally Beauty Holdings, Inc.*	10,008	184,247
Dillard’s, Inc. — Class A1	2,343	168,743
Abercrombie & Fitch Co. — Class A	6,110	167,475
Michaels Companies, Inc.*	14,190	162,050
RH*,1	1,562	160,808
Big Lots, Inc.	4,198	159,608
Children’s Place, Inc.	1,609	156,523
DSW, Inc. — Class A	7,022	156,029
GameStop Corp. — Class A1	11,885	120,752
At Home Group, Inc.*	6,650	118,769
Tailored Brands, Inc.[1]	10,530	82,555
Total Retail		23,251,148

Internet - 30.6%
Amazon.com, Inc.*	2,051	3,652,318
Alibaba Group Holding Ltd. ADR*	6,700	1,222,415
Booking Holdings, Inc.*	631	1,101,038
eBay, Inc.	19,450	722,373
JD.com, Inc. ADR*	21,733	655,250
Expedia Group, Inc.	4,302	511,938
Ctrip.com International Ltd. ADR*	11,266	492,212
MercadoLibre, Inc.*	850	431,570
Wayfair, Inc. — Class A*,1	2,868	425,755
Baozun, Inc. ADR*,1	9,574	397,704
Etsy, Inc.*	5,010	336,772
GrubHub, Inc.*	4,230	293,858
Stitch Fix, Inc. — Class A*,1	6,320	178,414
Shutterfly, Inc.*	3,564	144,841
Stamps.com, Inc.*	1,740	141,653
Overstock.com, Inc.*,1	5,000	83,100
Total Internet		10,791,211

Distribution & Wholesale - 1.9%
LKQ Corp.*	13,091	371,523
Pool Corp.	1,916	316,082
Total Distribution & Wholesale		687,605

Commercial Services - 1.0%
Monro, Inc.	2,579	223,135
Rent-A-Center, Inc.*	6,750	140,873
Total Commercial Services		364,008

Total Common Stocks
(Cost $28,655,649)		35,093,972

SECURITIES LENDING COLLATERAL†,2 - 4.6%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[3]	1,613,188	1,613,188
Total Securities Lending Collateral
(Cost $1,613,188)		1,613,188

Total Investments - 104.0%
(Cost $30,268,837)		$36,707,160
Other Assets & Liabilities, net - (4.0)%		(1,420,095)
Total Net Assets - 100.0%		$35,287,065

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 5.
[2]	Securities lending collateral — See Note 5.
[3]	Rate indicated is the 7-day yield as of March 31, 2019.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
RETAILING FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$35,093,972	$—	$—	$35,093,972
Securities Lending Collateral	1,613,188	—	—	1,613,188
Total Assets	$36,707,160	$—	$—	$36,707,160

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

RETAILING FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $1,568,968 of securities loaned (cost $30,268,837)	$36,707,160
Cash	206
Receivables:
Securities sold	397,655
Fund shares sold	57,528
Dividends	33,117
Securities lending income	1,693
Total assets	37,197,359

Liabilities:
Payable for:
Return of securities lending collateral	1,613,188
Line of credit	122,000
Fund shares redeemed	121,943
Management fees	21,717
Transfer agent and administrative fees	6,388
Portfolio accounting fees	2,555
Distribution and service fees	2,526
Trustees’ fees*	1,073
Miscellaneous	18,904
Total liabilities	1,910,294
Commitments and contingent liabilities (Note 10)	—
Net assets	$35,287,065

Net assets consist of:
Paid in capital	$32,257,650
Total distributable earnings (loss)	3,029,415
Net assets	$35,287,065

Investor Class:
Net assets	$22,748,165
Capital shares outstanding	679,771
Net asset value per share	$33.46

A-Class:
Net assets	$5,806,086
Capital shares outstanding	183,522
Net asset value per share	$31.64
Maximum offering price per share (Net asset value divided by 95.25%)	$33.22

C-Class:
Net assets	$467,699
Capital shares outstanding	16,735
Net asset value per share	$27.95

H-Class:
Net assets	$6,265,115
Capital shares outstanding	202,919
Net asset value per share	$30.87

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $1,520)	$754,671
Interest	6,491
Income from securities lending, net	23,662
Total investment income	784,824

Expenses:
Management fees	484,434
Distribution and service fees:
A-Class	5,327
C-Class	8,305
H-Class	25,838
Transfer agent and administrative fees	142,480
Portfolio accounting fees	56,991
Registration fees	43,584
Trustees’ fees*	23,230
Custodian fees	7,986
Line of credit fees	335
Miscellaneous	69,956
Total expenses	868,466
Net investment loss	(83,642)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	488,545
Net realized gain	488,545
Net change in unrealized appreciation (depreciation) on:
Investments	2,257,492
Net change in unrealized appreciation (depreciation)	2,257,492
Net realized and unrealized gain	2,746,037
Net increase in net assets resulting from operations	$2,662,395

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(83,642)	$53,904
Net realized gain (loss) on investments	488,545	(234,098)
Net change in unrealized appreciation (depreciation) on investments	2,257,492	761,856
Net increase in net assets resulting from operations	2,662,395	581,662

Distributions to shareholders:
Investor Class	(62,096)	—
A-Class	(2,423)	—
C-Class	(1,147)	—
H-Class	(6,646)	—
Total distributions to shareholders	(72,312)	—

Capital share transactions:
Proceeds from sale of shares
Investor Class	109,264,472	107,508,613
A-Class	10,313,921	2,267,258
C-Class	2,192,820	2,196,897
H-Class	71,311,377	171,202,184
Distributions reinvested
Investor Class	61,699	—
A-Class	2,355	—
C-Class	1,137	—
H-Class	6,629	—
Cost of shares redeemed
Investor Class	(108,396,873)	(97,300,877)
A-Class	(6,184,722)	(2,367,312)
C-Class	(2,382,440)	(3,396,691)
H-Class	(70,311,011)	(165,600,202)
Net increase from capital share transactions	5,879,364	14,509,870
Net increase in net assets	8,469,447	15,091,532

Net assets:
Beginning of year	26,817,618	11,726,086
End of year	$35,287,065	$26,817,618

Capital share activity:
Shares sold
Investor Class	3,410,858	3,804,703
A-Class	333,772	85,542
C-Class	82,019	89,484
H-Class	2,409,627	6,831,279
Shares issued from reinvestment of distributions
Investor Class	2,028	—
A-Class	82	—
C-Class	45	—
H-Class	236	—
Shares redeemed
Investor Class	(3,391,851)	(3,463,319)
A-Class	(194,378)	(89,318)
C-Class	(89,015)	(135,935)
H-Class	(2,388,929)	(6,665,830)
Net increase in shares	174,494	456,606

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

RETAILING FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$30.17	$26.78	$26.98	$28.13	$23.54
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	.11	.03	(.03)	.11
Net gain (loss) on investments (realized and unrealized)	3.35	3.28	(.23)	(1.10)	4.48
Total from investment operations	3.33	3.39	(.20)	(1.13)	4.59
Less distributions from:
Net investment income	(.03)	—	—	(.02)	—
Net realized gains	(.01)	—	—	—	—
Total distributions	(.04)	—	—	(.02)	—
Net asset value, end of period	$33.46	$30.17	$26.78	$26.98	$28.13

Total Return	11.06%	12.66%	(0.74%)	(4.01%)	19.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$22,748	$19,876	$8,498	$10,265	$46,283
Ratios to average net assets:
Net investment income (loss)	(0.07%)	0.40%	0.10%	(0.10%)	0.42%
Total expenses	1.45%	1.37%	1.37%	1.34%	1.33%
Portfolio turnover rate	314%	1,306%	887%	238%	395%

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$28.60	$25.44	$25.69	$26.85	$22.48
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	— [b]	(.08)	(.09)	.06
Net gain (loss) on investments (realized and unrealized)	3.13	3.16	(.17)	(1.05)	4.31
Total from investment operations	3.08	3.16	(.25)	(1.14)	4.37
Less distributions from:
Net investment income	(.03)	—	—	(.02)	—
Net realized gains	(.01)	—	—	—	—
Total distributions	(.04)	—	—	(.02)	—
Net asset value, end of period	$31.64	$28.60	$25.44	$25.69	$26.85

Total Return[c]	10.80%	12.42%	(0.97%)	(4.24%)	19.44%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,806	$1,260	$1,217	$6,313	$19,502
Ratios to average net assets:
Net investment income (loss)	(0.16%)	— [e]	(0.34%)	(0.36%)	0.25%
Total expenses	1.72%	1.63%	1.62%	1.60%	1.58%
Portfolio turnover rate	314%	1,306%	887%	238%	395%

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RETAILING FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$25.46	$22.83	$23.23	$24.46	$20.64
Income (loss) from investment operations:
Net investment income (loss)[a]	(.31)	(.17)	(.23)	(.24)	(.19)
Net gain (loss) on investments (realized and unrealized)	2.84	2.80	(.17)	(.97)	4.01
Total from investment operations	2.53	2.63	(.40)	(1.21)	3.82
Less distributions from:
Net investment income	(.03)	—	—	(.02)	—
Net realized gains	(.01)	—	—	—	—
Total distributions	(.04)	—	—	(.02)	—
Net asset value, end of period	$27.95	$25.46	$22.83	$23.23	$24.46

Total Return[c]	9.97%	11.52%	(1.76%)	(4.94%)	18.51%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$468	$603	$1,601	$2,532	$3,455
Ratios to average net assets:
Net investment income (loss)	(1.15%)	(0.71%)	(1.00%)	(1.04%)	(0.88%)
Total expenses	2.46%	2.38%	2.37%	2.35%	2.34%
Portfolio turnover rate	314%	1,306%	887%	238%	395%

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[d]	Year Ended March 31, 2015[d]
Per Share Data
Net asset value, beginning of period	$27.91	$24.83	$25.07	$26.22	$22.00
Income (loss) from investment operations:
Net investment income (loss)[a]	(.11)	.05	(—)[b]	(.11)	.01
Net gain (loss) on investments (realized and unrealized)	3.11	3.03	(.24)	(1.02)	4.21
Total from investment operations	3.00	3.08	(.24)	(1.13)	4.22
Less distributions from:
Net investment income	(.03)	—	—	(.02)	—
Net realized gains	(.01)	—	—	—	—
Total distributions	(.04)	—	—	(.02)	—
Net asset value, end of period	$30.87	$27.91	$24.83	$25.07	$26.22

Total Return	10.81%	12.40%	(0.96%)	(4.31%)	19.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,265	$5,079	$411	$3,407	$8,871
Ratios to average net assets:
Net investment income (loss)	(0.37%)	0.18%	(—)[e]	(0.44%)	0.05%
Total expenses	1.70%	1.62%	1.62%	1.71%	1.83%
Portfolio turnover rate	314%	1,306%	887%	238%	395%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Effective September 30. 2015, the Fund’s Advisor Class were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.
[e]	Less than 0.01% or (0.01)%.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

TECHNOLOGY FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, and PC hardware and peripherals companies (“Technology companies”).

For the one-year period ended March 31, 2019, Technology Fund Investor Class returned 13.05%, compared with 15.44% for the S&P 500 Information Technology Index. The broader S&P 500 Index returned 9.50%.

Within the Fund, the infrastructure software industry contributed the most to the Fund’s performance for the period, followed by the consumer finance industry. The computer hardware & storage industry detracted the most from return, followed by the internet media industry.

Top-contributing holdings were Microsoft Corp., VMware, Inc. Class A, and Advanced Micro Devices, Inc. Snap, Inc. Class A, NVIDIA Corp., and Activision Blizzard, Inc. were the weakest-performing technology holdings for the period.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 14, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001
H-Class	April 29, 1998

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	4.0%
Apple, Inc.	3.9%
Alphabet, Inc. — Class A	3.7%
Facebook, Inc. — Class A	2.9%
Visa, Inc. — Class A	2.3%
Mastercard, Inc. — Class A	2.1%
Cisco Systems, Inc.	2.0%
Intel Corp.	2.0%
Oracle Corp.	1.8%
Broadcom, Inc.	1.5%
Top Ten Total	26.2%

“Ten Largest Holdings” excludes any temporary cash investments.

128 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
Investor Class Shares	13.05%	14.16%	16.72%
A-Class Shares	12.77%	13.89%	16.42%
A-Class Shares with sales charge‡	7.41%	12.78%	15.85%
C-Class Shares	11.93%	13.05%	15.57%
C-Class Shares with CDSC§	10.93%	13.05%	15.57%
H-Class Shares**	12.76%	13.81%	16.25%
S&P 500 Information Technology Index	15.44%	18.63%	20.02%
S&P 500 Index	9.50%	10.91%	15.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Information Technology Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS	March 31, 2019
TECHNOLOGY FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Software - 28.6%
Microsoft Corp.	28,745	$3,390,185
Oracle Corp.	29,238	1,570,373
Adobe, Inc.*	4,744	1,264,229
salesforce.com, Inc.*	7,689	1,217,707
VMware, Inc. — Class A	5,270	951,288
Intuit, Inc.	3,535	924,084
ServiceNow, Inc.*	3,030	746,865
Workday, Inc. — Class A*	3,783	729,551
Fidelity National Information Services, Inc.	6,133	693,642
Fiserv, Inc.*	7,639	674,371
Activision Blizzard, Inc.	14,732	670,748
Autodesk, Inc.*	4,257	663,326
Red Hat, Inc.*	3,510	641,277
Electronic Arts, Inc.*	6,230	633,155
Paychex, Inc.	7,534	604,227
First Data Corp. — Class A*	21,665	569,139
NetEase, Inc. ADR	2,104	508,011
Cadence Design Systems, Inc.*	7,537	478,675
Synopsys, Inc.*	4,123	474,763
Atlassian Corporation plc — Class A*	4,212	473,387
Splunk, Inc.*	3,780	470,988
Momo, Inc. ADR*	12,265	469,014
SS&C Technologies Holdings, Inc.	7,020	447,104
ANSYS, Inc.*	2,420	442,158
Twilio, Inc. — Class A*	3,287	424,615
Citrix Systems, Inc.	4,040	402,626
Broadridge Financial Solutions, Inc.	3,705	384,171
Akamai Technologies, Inc.*	5,257	376,979
Paycom Software, Inc.*	1,991	376,558
Jack Henry & Associates, Inc.	2,662	369,326
PTC, Inc.*	4,002	368,904
Ultimate Software Group, Inc.*	1,114	367,765
Take-Two Interactive Software, Inc.*	3,817	360,210
Dropbox, Inc. — Class A*	15,233	332,079
CDK Global, Inc.	5,269	309,923
DocuSign, Inc.*	5,840	302,746
Aspen Technology, Inc.*	2,900	302,354
Total Software		24,386,523

Semiconductors - 19.9%
Intel Corp.	32,268	1,732,792
Broadcom, Inc.	4,278	1,286,437
NVIDIA Corp.	6,440	1,156,366
Texas Instruments, Inc.	10,565	1,120,630
QUALCOMM, Inc.	16,425	936,718
Micron Technology, Inc.*	19,241	795,231
Applied Materials, Inc.	17,383	689,410
Analog Devices, Inc.	6,538	688,255
Xilinx, Inc.	5,063	641,938
NXP Semiconductor N.V.	7,087	626,420
Advanced Micro Devices, Inc.*	23,045	588,108
Lam Research Corp.	3,251	581,961
Taiwan Semiconductor Manufacturing Company Ltd. ADR	14,019	574,218
KLA-Tencor Corp.	4,172	498,178
Microchip Technology, Inc.[1]	6,001	497,843
ASML Holding N.V. — Class G	2,550	479,527
Skyworks Solutions, Inc.	5,194	428,401
Maxim Integrated Products, Inc.	8,057	428,391
Marvell Technology Group Ltd.	20,367	405,100
Qorvo, Inc.*	4,759	341,363
IPG Photonics Corp.*	2,095	317,979
ON Semiconductor Corp.*	15,345	315,647
Teradyne, Inc.	7,381	294,059
Integrated Device Technology, Inc.*	5,871	287,620
Cree, Inc.*	4,876	279,005
MKS Instruments, Inc.	2,905	270,310
Monolithic Power Systems, Inc.	1,960	265,560
Cypress Semiconductor Corp.	17,366	259,101
Entegris, Inc.[1]	6,927	247,225
Total Semiconductors		17,033,793

Internet - 17.3%
Alphabet, Inc. — Class A*	2,671	3,143,473
Facebook, Inc. — Class A*	14,661	2,443,842
Baidu, Inc. ADR*	4,552	750,397
Twitter, Inc.*	17,442	573,493
Palo Alto Networks, Inc.*	2,180	529,478
VeriSign, Inc.*	2,892	525,072
Autohome, Inc. ADR*,1	4,687	492,697
IAC/InterActiveCorp*	2,275	478,000
Weibo Corp. ADR*,1	7,701	477,385
Wix.com Ltd.*	3,899	471,116
Shopify, Inc. — Class A*	2,234	461,589
YY, Inc. ADR*	5,437	456,762
Match Group, Inc.[1]	8,041	455,201
Symantec Corp.	18,418	423,430
CDW Corp.	4,308	415,162
GoDaddy, Inc. — Class A*	5,387	405,049
F5 Networks, Inc.*	2,247	352,622
Okta, Inc.*	4,035	333,816
Zendesk, Inc.*	3,922	333,370
TripAdvisor, Inc.*	5,826	299,748
Zillow Group, Inc. — Class C*,1	8,242	286,327
Proofpoint, Inc.*	2,330	282,932
FireEye, Inc.*	12,050	202,320
Yelp, Inc. — Class A*	5,472	188,784
Total Internet		14,782,065

Computers - 12.6%
Apple, Inc.	17,610	3,345,019
International Business Machines Corp.	8,958	1,263,974
Accenture plc — Class A	4,337	763,399
Cognizant Technology Solutions Corp. — Class A	10,182	737,686
HP, Inc.	31,045	603,204
Hewlett Packard Enterprise Co.	33,626	518,849
Check Point Software Technologies Ltd.*	3,861	488,378
NetApp, Inc.	6,801	471,581
DXC Technology Co.	7,216	464,061
Western Digital Corp.	8,860	425,812

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
TECHNOLOGY FUND

	Shares	Value

Fortinet, Inc.*	4,973	$417,583
Seagate Technology plc	8,593	411,519
Amdocs Ltd.	5,730	310,050
Nutanix, Inc. — Class A*	7,304	275,653
Lumentum Holdings, Inc.*	4,164	235,433
Total Computers		10,732,201

Commercial Services - 6.2%
PayPal Holdings, Inc.*	12,074	1,253,764
Automatic Data Processing, Inc.	5,949	950,293
Worldpay, Inc. — Class A*	6,300	715,050
Square, Inc. — Class A*	8,129	609,025
Global Payments, Inc.	3,851	525,738
FleetCor Technologies, Inc.*	2,112	520,798
Total System Services, Inc.	4,885	464,124
Sabre Corp.	12,663	270,862
Total Commercial Services		5,309,654

Diversified Financial Services - 5.7%
Visa, Inc. — Class A	12,805	2,000,013
Mastercard, Inc. — Class A	7,526	1,771,997
Pagseguro Digital Ltd. — Class A*,1	14,970	446,854
Alliance Data Systems Corp.	1,979	346,285
Western Union Co.	17,374	320,898
Total Diversified Financial Services		4,886,047

Telecommunications - 4.9%
Cisco Systems, Inc.	32,173	1,737,020
Corning, Inc.	17,136	567,202
Arista Networks, Inc.*	1,762	554,078
Motorola Solutions, Inc.	3,840	539,213
Juniper Networks, Inc.	12,682	335,693
CommScope Holding Company, Inc.*	10,648	231,381
LogMeIn, Inc.	2,814	225,401
Total Telecommunications		4,189,988

Electronics - 2.5%
Amphenol Corp. — Class A	6,375	602,055
TE Connectivity Ltd.	5,521	445,821
Trimble, Inc.*	8,844	357,298
FLIR Systems, Inc.	5,780	275,012
Avnet, Inc.	5,560	241,137
Coherent, Inc.*	1,490	211,163
Total Electronics		2,132,486

Office & Business Equipment - 0.4%
Zebra Technologies Corp. — Class A*	1,754	367,516

Machinery-Diversified - 0.4%
Cognex Corp.	6,324	321,639

Advertising - 0.4%
Trade Desk, Inc. — Class A*	1,580	312,761

Electrical Components & Equipment - 0.3%
Universal Display Corp.	1,916	292,860

Energy-Alternate Sources - 0.3%
First Solar, Inc.*	4,876	257,648

Total Common Stocks
(Cost $63,039,585)		85,005,181

	Face Amount

REPURCHASE AGREEMENTS††,2 - 1.1%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	$626,170	626,170
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	156,542	156,542
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	140,212	140,212
Total Repurchase Agreements
(Cost $922,924)		922,924

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	1,836,305	1,836,305
Total Securities Lending Collateral
(Cost $1,836,305)		1,836,305

Total Investments - 102.8%
(Cost $65,798,814)		$87,764,410
Other Assets & Liabilities, net - (2.8)%		(2,353,213)
Total Net Assets - 100.0%		$85,411,197

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
TECHNOLOGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of March 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$85,005,181	$—	$—	$85,005,181
Repurchase Agreements	—	922,924	—	922,924
Securities Lending Collateral	1,836,305	—	—	1,836,305
Total Assets	$86,841,486	$922,924	$—	$87,764,410

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $1,857,627 of securities loaned (cost $64,875,890)	$86,841,486
Repurchase agreements, at value (cost $922,924)	922,924
Receivables:
Fund shares sold	163,980
Dividends	44,241
Foreign tax reclaims	1,107
Interest	194
Securities lending income	82
Total assets	87,974,014

Liabilities:
Payable for:
Return of securities lending collateral	1,836,305
Securities purchased	514,309
Fund shares redeemed	65,579
Management fees	59,400
Transfer agent and administrative fees	17,471
Distribution and service fees	8,208
Portfolio accounting fees	6,988
Trustees’ fees*	2,113
Miscellaneous	52,444
Total liabilities	2,562,817
Commitments and contingent liabilities (Note 10)	—
Net assets	$85,411,197

Net assets consist of:
Paid in capital	$68,776,454
Total distributable earnings (loss)	16,634,743
Net assets	$85,411,197

Investor Class:
Net assets	$60,971,506
Capital shares outstanding	599,096
Net asset value per share	$101.77

A-Class:
Net assets	$6,007,058
Capital shares outstanding	63,560
Net asset value per share	$94.51
Maximum offering price per share (Net asset value divided by 95.25%)	$99.22

C-Class:
Net assets	$5,586,350
Capital shares outstanding	66,159
Net asset value per share	$84.44

H-Class:
Net assets	$12,846,283
Capital shares outstanding	139,026
Net asset value per share	$92.40

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $2,495)	$1,207,876
Interest	13,709
Income from securities lending, net	24,827
Total investment income	1,246,412

Expenses:
Management fees	954,665
Distribution and service fees:
A-Class	14,627
C-Class	57,415
H-Class	62,227
Transfer agent and administrative fees	280,783
Portfolio accounting fees	112,312
Registration fees	99,162
Trustees’ fees*	40,177
Custodian fees	15,505
Line of credit fees	76
Miscellaneous	132,457
Total expenses	1,769,406
Net investment loss	(522,994)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	3,767,489
Net realized gain	3,767,489
Net change in unrealized appreciation (depreciation) on:
Investments	(1,364,919)
Net change in unrealized appreciation (depreciation)	(1,364,919)
Net realized and unrealized gain	2,402,570
Net increase in net assets resulting from operations	$1,879,576

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

TECHNOLOGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(522,994)	$(501,153)
Net realized gain on investments	3,767,489	11,926,887
Net change in unrealized appreciation (depreciation) on investments	(1,364,919)	10,313,651
Net increase in net assets resulting from operations	1,879,576	21,739,385

Distributions to shareholders:
Investor Class	(3,080,009)	(884,002)[1]
A-Class	(302,692)	(88,875)[1]
C-Class	(250,584)	(86,701)[1]
H-Class	(892,083)	(340,979)[1]
Total distributions to shareholders	(4,525,368)	(1,400,557)

Capital share transactions:
Proceeds from sale of shares
Investor Class	237,217,659	233,535,719
A-Class	5,302,160	14,514,895
C-Class	4,603,973	6,729,760
H-Class	93,765,945	135,900,317
Distributions reinvested
Investor Class	2,784,344	881,980
A-Class	296,049	59,109
C-Class	248,701	85,105
H-Class	861,141	340,979
Cost of shares redeemed
Investor Class	(253,756,561)	(224,056,476)
A-Class	(4,878,516)	(14,033,917)
C-Class	(6,113,433)	(4,511,197)
H-Class	(120,685,679)	(124,390,710)
Net increase (decrease) from capital share transactions	(40,354,217)	25,055,564
Net increase (decrease) in net assets	(43,000,009)	45,394,392

Net assets:
Beginning of year	128,411,206	83,016,814
End of year	$85,411,197	$128,411,206

Capital share activity:
Shares sold
Investor Class	2,394,637	2,639,170
A-Class	57,645	186,346
C-Class	56,674	90,922
H-Class	1,031,403	1,737,082
Shares issued from reinvestment of distributions
Investor Class	31,341	9,914
A-Class	3,586	710
C-Class	3,364	1,127
H-Class	10,668	4,187
Shares redeemed
Investor Class	(2,638,782)	(2,566,368)
A-Class	(54,600)	(176,688)
C-Class	(73,935)	(61,538)
H-Class	(1,366,969)	(1,587,781)
Net increase (decrease) in shares	(544,968)	277,083

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 9).

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$94.62	$75.45	$60.53	$61.23	$55.90
Income (loss) from investment operations:
Net investment income (loss)[a]	(.31)	(.29)	(.09)	(.06)	(.10)
Net gain (loss) on investments (realized and unrealized)	11.99	20.66	15.01	(.64)	5.43
Total from investment operations	11.68	20.37	14.92	(.70)	5.33
Less distributions from:
Net realized gains	(4.53)	(1.20)	—	—	—
Total distributions	(4.53)	(1.20)	—	—	—
Net asset value, end of period	$101.77	$94.62	$75.45	$60.53	$61.23

Total Return	13.05%	27.11%	24.63%	(1.14%)	9.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$60,972	$76,820	$55,016	$22,167	$20,458
Ratios to average net assets:
Net investment income (loss)	(0.32%)	(0.34%)	(0.13%)	(0.10%)	(0.17%)
Total expenses	1.46%	1.37%	1.38%	1.35%	1.35%
Portfolio turnover rate	255%	270%	320%	388%	280%

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$88.40	$70.74	$56.88	$57.69	$52.79
Income (loss) from investment operations:
Net investment income (loss)[a]	(.49)	(.45)	(.25)	(.14)	(.21)
Net gain (loss) on investments (realized and unrealized)	11.13	19.31	14.11	(.67)	5.11
Total from investment operations	10.64	18.86	13.86	(.81)	4.90
Less distributions from:
Net realized gains	(4.53)	(1.20)	—	—	—
Total distributions	(4.53)	(1.20)	—	—	—
Net asset value, end of period	$94.51	$88.40	$70.74	$56.88	$57.69

Total Return[b]	12.77%	26.77%	24.37%	(1.40%)	9.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,007	$5,033	$3,294	$8,327	$9,960
Ratios to average net assets:
Net investment income (loss)	(0.54%)	(0.56%)	(0.40%)	(0.25%)	(0.39%)
Total expenses	1.71%	1.63%	1.63%	1.60%	1.59%
Portfolio turnover rate	255%	270%	320%	388%	280%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

TECHNOLOGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$80.06	$64.64	$52.37	$53.50	$49.30
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.10)	(1.02)	(.64)	(.59)	(.58)
Net gain (loss) on investments (realized and unrealized)	10.01	17.64	12.91	(.54)	4.78
Total from investment operations	8.91	16.62	12.27	(1.13)	4.20
Less distributions from:
Net realized gains	(4.53)	(1.20)	—	—	—
Total distributions	(4.53)	(1.20)	—	—	—
Net asset value, end of period	$84.44	$80.06	$64.64	$52.37	$53.50

Total Return[b]	11.93%	25.85%	23.41%	(2.11%)	8.52%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,586	$6,409	$3,203	$2,234	$2,910
Ratios to average net assets:
Net investment income (loss)	(1.33%)	(1.37%)	(1.12%)	(1.12%)	(1.13%)
Total expenses	2.46%	2.38%	2.37%	2.35%	2.35%
Portfolio turnover rate	255%	270%	320%	388%	280%

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$86.54	$69.27	$55.72	$56.54	$51.87
Income (loss) from investment operations:
Net investment income (loss)[a]	(.64)	(.46)	(.30)	(.23)	(.37)
Net gain (loss) on investments (realized and unrealized)	11.03	18.93	13.85	(.59)	5.04
Total from investment operations	10.39	18.47	13.55	(.82)	4.67
Less distributions from:
Net realized gains	(4.53)	(1.20)	—	—	—
Total distributions	(4.53)	(1.20)	—	—	—
Net asset value, end of period	$92.40	$86.54	$69.27	$55.72	$56.54

Total Return	12.76%	26.78%	24.32%	(1.45%)	9.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$12,846	$40,149	$21,504	$1,829	$2,831
Ratios to average net assets:
Net investment income (loss)	(0.71%)	(0.58%)	(0.46%)	(0.42%)	(0.69%)
Total expenses	1.70%	1.63%	1.63%	1.68%	1.85%
Portfolio turnover rate	255%	270%	320%	388%	280%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights or periods prior to that date reflect the performance of the former Advisor Class.

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

TELECOMMUNICATIONS FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment (“Telecommunications companies”).

For the one-year period ended March 31, 2019, Telecommunications Fund Investor Class returned 5.52%, compared with 7.76% for the S&P 500 Telecommunications Services Index. The broader S&P 500 Index returned 9.50%.

The industries contributing the most were the communications equipment industry, followed by telecom carriers industry. The REIT industry was the largest detractor from return (no REITs were held at period end), followed by the hardware industry.

Verizon Communications, Inc., Cisco Systems, Inc., and Ubiquiti Networks, Inc. were the strongest performers for the year. CommScope Holding Co., Inc., AT&T, Inc., and Infinera Corp. detracted the most from performance during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 1, 1998
A-Class	September 1, 2004
C-Class	April 18, 2001
H-Class	April 1, 1998

Ten Largest Holdings (% of Total Net Assets)
Verizon Communications, Inc.	12.0%
Cisco Systems, Inc.	11.8%
AT&T, Inc.	11.7%
T-Mobile US, Inc.	5.7%
Arista Networks, Inc.	3.7%
Motorola Solutions, Inc.	3.7%
Sprint Corp.	3.4%
CenturyLink, Inc.	2.8%
Ubiquiti Networks, Inc.	2.5%
F5 Networks, Inc.	2.4%
Top Ten Total	59.7%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 137

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
Investor Class Shares	5.52%	4.56%	7.40%
A-Class Shares	5.27%	4.28%	7.13%
A-Class Shares with sales charge‡	0.26%	3.27%	6.61%
C-Class Shares	4.49%	3.48%	6.44%
C-Class Shares with CDSC§	3.49%	3.48%	6.44%
H-Class Shares**	5.51%	4.26%	7.00%
S&P 500 Telecommunication Services Index	7.76%	5.20%	9.73%
S&P 500 Index	9.50%	10.91%	15.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P Telecommunication Services index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

138 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2019
TELECOMMUNICATIONS FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Telecommunications - 92.1%
Verizon Communications, Inc.	8,278	$489,478
Cisco Systems, Inc.	8,903	480,673
AT&T, Inc.	15,263	478,648
T-Mobile US, Inc.*	3,364	232,452
Arista Networks, Inc.*	487	153,142
Motorola Solutions, Inc.	1,063	149,266
Sprint Corp.*	24,792	140,075
CenturyLink, Inc.	9,497	113,869
Ubiquiti Networks, Inc.	684	102,402
Juniper Networks, Inc.	3,509	92,883
Zayo Group Holdings, Inc.*	2,803	79,661
ARRIS International plc*	2,325	73,493
Ciena Corp.*	1,961	73,224
Vodafone Group plc ADR	3,831	69,648
ViaSat, Inc.*	878	68,045
CommScope Holding Company, Inc.*	2,946	64,017
EchoStar Corp. — Class A*	1,584	57,737
Telephone & Data Systems, Inc.	1,837	56,451
Iridium Communications, Inc.*	2,091	55,286
Finisar Corp.*	2,196	50,881
America Movil SAB de CV — Class L ADR	3,473	49,594
Acacia Communications, Inc.*	843	48,346
Intelsat S.A.*,1	2,887	45,210
InterDigital, Inc.	685	45,196
Shenandoah Telecommunications Co.	1,004	44,537
BCE, Inc.	995	44,168
China Mobile Ltd. ADR	818	41,710
Plantronics, Inc.	884	40,761
TELUS Corp.	1,087	40,263
SK Telecom Company Ltd. ADR	1,638	40,115
Telefonica Brasil S.A. ADR	3,285	39,650
Rogers Communications, Inc. — Class B	734	39,504
KT Corp. ADR	2,996	37,270
TIM Participacoes S.A. ADR	2,442	36,825
NETGEAR, Inc.*	931	30,835
Consolidated Communications Holdings, Inc.[1]	2,528	27,581
Casa Systems, Inc.*	3,023	25,091
Total Telecommunications		3,757,987

Internet - 4.4%
F5 Networks, Inc.*	623	97,767
Cogent Communications Holdings, Inc.	922	50,019
Boingo Wireless, Inc.*	1,374	31,987
Total Internet		179,773

Computers - 2.7%
Lumentum Holdings, Inc.*	1,151	65,078
NetScout Systems, Inc.*	1,632	45,810
Total Computers		110,888

Electronics - 0.3%
Applied Optoelectronics, Inc.*,1	1,143	13,944

Total Common Stocks
(Cost $3,252,926)		4,062,592

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.7%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	$20,052	20,052
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	5,013	5,013
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	4,490	4,490
Total Repurchase Agreements
(Cost $29,555)		29,555

	Shares

SECURITIES LENDING COLLATERAL†,3 - 1.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	52,563	52,563
Total Securities Lending Collateral
(Cost $52,563)		52,563

Total Investments - 101.5%
(Cost $3,335,044)		$4,144,710
Other Assets & Liabilities, net - (1.5)%		(62,387)
Total Net Assets - 100.0%		$4,082,323

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
TELECOMMUNICATIONS FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of March 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$4,062,592	$—	$—	$4,062,592
Repurchase Agreements	—	29,555	—	29,555
Securities Lending Collateral	52,563	—	—	52,563
Total Assets	$4,115,155	$29,555	$—	$4,144,710

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $51,760 of securities loaned (cost $3,305,489)	$4,115,155
Repurchase agreements, at value (cost $29,555)	29,555
Receivables:
Fund shares sold	202,187
Dividends	2,084
Interest	6
Securities lending income	2
Total assets	4,348,989

Liabilities:
Payable for:
Securities purchased	174,821
Return of securities lending collateral	52,563
Fund shares redeemed	20,821
Management fees	3,213
Transfer agent and administrative fees	945
Distribution and service fees	452
Portfolio accounting fees	378
Trustees’ fees*	179
Miscellaneous	13,294
Total liabilities	266,666
Commitments and contingent liabilities (Note 10)	—
Net assets	$4,082,323

Net assets consist of:
Paid in capital	$5,751,112
Total distributable earnings (loss)	(1,668,789)
Net assets	$4,082,323

Investor Class:
Net assets	$2,989,064
Capital shares outstanding	59,579
Net asset value per share	$50.17

A-Class:
Net assets	$507,859
Capital shares outstanding	11,033
Net asset value per share	$46.03
Maximum offering price per share (Net asset value divided by 95.25%)	$48.33

C-Class:
Net assets	$251,068
Capital shares outstanding	6,152
Net asset value per share	$40.81

H-Class:
Net assets	$334,332
Capital shares outstanding	7,450
Net asset value per share	$44.88

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $1,717)	$289,086
Interest	917
Income from securities lending, net	6,084
Total investment income	296,087

Expenses:
Management fees	81,040
Distribution and service fees:
A-Class	1,290
C-Class	2,726
H-Class	7,800
Transfer agent and administrative fees	23,835
Portfolio accounting fees	9,534
Custodian fees	1,328
Trustees’ fees*	1,741
Line of credit fees	72
Miscellaneous	23,255
Total expenses	152,621
Net investment income	143,466

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(2,345,965)
Net realized loss	(2,345,965)
Net change in unrealized appreciation (depreciation) on:
Investments	281,163
Net change in unrealized appreciation (depreciation)	281,163
Net realized and unrealized loss	(2,064,802)
Net decrease in net assets resulting from operations	$(1,921,336)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 141

TELECOMMUNICATIONS FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$143,466	$21,344
Net realized gain (loss) on investments	(2,345,965)	1,189,343
Net change in unrealized appreciation (depreciation) on investments	281,163	(1,262,386)
Net decrease in net assets resulting from operations	(1,921,336)	(51,699)

Distributions to shareholders:
Investor Class	(19,936)	(90,769)[1]
A-Class	(1,268)	(21,826)[1]
C-Class	(740)	(13,315)[1]
H-Class	(26,326)	(7,413)[1]
Total distributions to shareholders	(48,270)	(133,323)

Capital share transactions:
Proceeds from sale of shares
Investor Class	56,729,206	18,198,892
A-Class	2,672,597	1,789,379
C-Class	1,119,858	1,338,693
H-Class	101,868,098	45,664,344
Distributions reinvested
Investor Class	19,788	85,913
A-Class	1,268	18,059
C-Class	722	13,271
H-Class	26,326	7,413
Cost of shares redeemed
Investor Class	(54,522,942)	(29,351,432)
A-Class	(2,655,183)	(2,427,788)
C-Class	(1,246,196)	(1,377,526)
H-Class	(100,226,371)	(46,748,671)
Net increase (decrease) from capital share transactions	3,787,171	(12,789,453)
Net increase (decrease) in net assets	1,817,565	(12,974,475)

Net assets:
Beginning of year	2,264,758	15,239,233
End of year	$4,082,323	$2,264,758

Capital share activity:
Shares sold
Investor Class	1,158,535	379,653
A-Class	59,475	40,426
C-Class	27,570	33,554
H-Class	2,399,817	1,077,686
Shares issued from reinvestment of distributions
Investor Class	409	1,806
A-Class	29	412
C-Class	18	338
H-Class	610	174
Shares redeemed
Investor Class	(1,126,821)	(615,510)
A-Class	(58,699)	(54,963)
C-Class	(30,837)	(34,603)
H-Class	(2,396,248)	(1,102,664)
Net increase (decrease) in shares	33,858	(273,691)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 9).

142 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$47.66	$47.95	$42.91	$45.56	$45.51
Income (loss) from investment operations:
Net investment income (loss)[a]	.46	.43	.49	.44	.72
Net gain (loss) on investments (realized and unrealized)	2.17 [d]	1.17	5.55	(1.64)	.63
Total from investment operations	2.63	1.60	6.04	(1.20)	1.35
Less distributions from:
Net investment income	(.02)	(1.89)	(1.00)	(1.45)	(1.30)
Net realized gains	(.10)	—	—	—	—
Total distributions	(.12)	(1.89)	(1.00)	(1.45)	(1.30)
Net asset value, end of period	$50.17	$47.66	$47.95	$42.91	$45.56

Total Return	5.52%	3.33%	14.21%	(2.49%)	2.93%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,989	$1,309	$12,539	$19,198	$1,316
Ratios to average net assets:
Net investment income (loss)	0.94%	0.89%	1.09%	0.97%	1.55%
Total expenses	1.47%	1.38%	1.38%	1.34%	1.36%
Portfolio turnover rate	2,115%	1,455%	605%	660%	804%

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$43.84	$44.39	$39.88	$42.63	$42.74
Income (loss) from investment operations:
Net investment income (loss)[a]	.43	.20	.32	.58	.58
Net gain (loss) on investments (realized and unrealized)	1.88 [d]	1.14	5.19	(1.88)	.61
Total from investment operations	2.31	1.34	5.51	(1.30)	1.19
Less distributions from:
Net investment income	(.02)	(1.89)	(1.00)	(1.45)	(1.30)
Net realized gains	(.10)	—	—	—	—
Total distributions	(.12)	(1.89)	(1.00)	(1.45)	(1.30)
Net asset value, end of period	$46.03	$43.84	$44.39	$39.88	$42.63

Total Return[b]	5.27%	3.08%	13.88%	(2.90%)	2.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$508	$448	$1,081	$1,544	$454
Ratios to average net assets:
Net investment income (loss)	0.96%	0.45%	0.75%	1.41%	1.35%
Total expenses	1.71%	1.63%	1.62%	1.59%	1.60%
Portfolio turnover rate	2,115%	1,455%	605%	660%	804%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

TELECOMMUNICATIONS FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$39.17	$40.14	$36.43	$39.35	$39.89
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	(.09)	.03	(.01)	.06
Net gain (loss) on investments (realized and unrealized)	1.70 [d]	1.01	4.68	(1.46)	.70
Total from investment operations	1.76	.92	4.71	(1.47)	.76
Less distributions from:
Net investment income	(.02)	(1.89)	(1.00)	(1.45)	(1.30)
Net realized gains	(.10)	—	—	—	—
Total distributions	(.12)	(1.89)	(1.00)	(1.45)	(1.30)
Net asset value, end of period	$40.81	$39.17	$40.14	$36.43	$39.35

Total Return[b]	4.49%	2.30%	13.05%	(3.59%)	1.86%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$251	$368	$406	$248	$499
Ratios to average net assets:
Net investment income (loss)	0.15%	(0.22%)	0.07%	(0.03%)	0.14%
Total expenses	2.46%	2.38%	2.37%	2.35%	2.35%
Portfolio turnover rate	2,115%	1,455%	605%	660%	804%

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$42.66	$43.21	$38.85	$41.59	$41.86
Income (loss) from investment operations:
Net investment income (loss)[a]	1.16	(.06)	.58	.17	.60
Net gain (loss) on investments (realized and unrealized)	1.18 [d]	1.40	4.78	(1.46)	.43
Total from investment operations	2.34	1.34	5.36	(1.29)	1.03
Less distributions from:
Net investment income	(.02)	(1.89)	(1.00)	(1.45)	(1.30)
Net realized gains	(.10)	—	—	—	—
Total distributions	(.12)	(1.89)	(1.00)	(1.45)	(1.30)
Net asset value, end of period	$44.88	$42.66	$43.21	$38.85	$41.59

Total Return	5.51%	3.07%	13.94%	(2.95%)	2.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$334	$140	$1,213	$10,353	$151
Ratios to average net assets:
Net investment income (loss)	2.73%	(0.14%)	1.44%	0.44%	1.40%
Total expenses	1.74%	1.63%	1.62%	1.64%	1.86%
Portfolio turnover rate	2,115%	1,455%	605%	659%	804%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class were converted into H-Class Shares. The financial highlights for the period prior to that date reflect the performance of the former Advisor Class.

[d]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the year because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

144 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

TRANSPORTATION FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment (“Transportation companies”).

For the one-year period ended March 31, 2019, Transportation Fund Investor Class returned -6.33%, compared with 3.23% for the S&P 500 Industrials Index. The broader S&P 500 Index returned 9.50%.

The rail freight industry was the largest contributor to the Fund’s return for the period, followed by the sporting goods segment. The auto parts segment was the largest detractor from return, followed by the airlines segment.

Union Pacific Corp., Norfolk Southern Corp., and CSX Corp. were the biggest contributors to performance for the year. FedEx Corp., American Airlines Group, Inc., and XPO Logistics, Inc. detracted the most from performance during the year.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 2, 1998
A-Class	September 1, 2004
C-Class	May 14, 2001
H-Class	June 9, 1998

Ten Largest Holdings (% of Total Net Assets)
Union Pacific Corp.	5.9%
United Parcel Service, Inc. — Class B	5.2%
CSX Corp.	4.2%
Norfolk Southern Corp.	3.8%
General Motors Co.	3.8%
FedEx Corp.	3.7%
Tesla, Inc.	3.6%
Ford Motor Co.	3.2%
Delta Air Lines, Inc.	3.2%
Southwest Airlines Co.	2.9%
Top Ten Total	39.5%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 145

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
Investor Class Shares	(6.33%)	4.99%	14.82%
A-Class Shares	(6.57%)	4.72%	14.56%
A-Class Shares with sales charge‡	(11.00%)	3.71%	14.00%
C-Class Shares	(7.27%)	3.94%	13.67%
C-Class Shares with CDSC§	(8.09%)	3.94%	13.67%
H-Class Shares**	(6.61%)	4.64%	14.37%
S&P 500 Industrials Index	3.23%	9.34%	17.20%
S&P 500 Index	9.50%	10.91%	15.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and the S&P 500 Industrials Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

146 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2019
TRANSPORTATION FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Transportation - 45.9%
Union Pacific Corp.	4,621	$772,631
United Parcel Service, Inc. — Class B	6,088	680,273
CSX Corp.	7,346	549,628
Norfolk Southern Corp.	2,696	503,855
FedEx Corp.	2,636	478,197
Expeditors International of Washington, Inc.	3,269	248,117
Kansas City Southern	2,049	237,643
CH Robinson Worldwide, Inc.	2,716	236,265
Old Dominion Freight Line, Inc.	1,611	232,612
J.B. Hunt Transport Services, Inc.	2,239	226,788
Hub Group, Inc. — Class A*	4,392	179,413
Canadian Pacific Railway Ltd.	837	172,447
XPO Logistics, Inc.*,1	3,140	168,744
Knight-Swift Transportation Holdings, Inc.[1]	4,814	157,321
Genesee & Wyoming, Inc. — Class A*	1,761	153,454
Canadian National Railway Co.	1,676	149,968
Kirby Corp.*	1,987	149,244
Landstar System, Inc.	1,312	143,520
Ryder System, Inc.	2,032	125,964
ZTO Express Cayman, Inc. ADR	6,350	116,078
Werner Enterprises, Inc.	3,131	106,924
Saia, Inc.*	1,390	84,929
Atlas Air Worldwide Holdings, Inc.*	1,586	80,188
ArcBest Corp.	1,926	59,301
Total Transportation		6,013,504

Airlines - 18.2%
Delta Air Lines, Inc.	7,986	412,477
Southwest Airlines Co.	7,368	382,473
United Continental Holdings, Inc.*	4,054	323,428
American Airlines Group, Inc.	8,300	263,608
Alaska Air Group, Inc.	3,321	186,375
JetBlue Airways Corp.*	9,332	152,671
Spirit Airlines, Inc.*	2,394	126,547
Ryanair Holdings plc ADR*	1,664	124,700
SkyWest, Inc.	2,198	119,329
Copa Holdings S.A. — Class A	1,440	116,078
Allegiant Travel Co. — Class A	793	102,670
Hawaiian Holdings, Inc.	2,935	77,044
Total Airlines		2,387,400

Auto Manufacturers - 13.6%
General Motors Co.	13,454	499,143
Tesla, Inc.*,1	1,701	476,042
Ford Motor Co.	47,954	421,036
Fiat Chrysler Automobiles N.V.*	9,762	144,966
Ferrari N.V.	953	127,511
Tata Motors Ltd. ADR*	9,140	114,799
Total Auto Manufacturers		1,783,497

Auto Parts & Equipment - 13.3%
Aptiv plc	3,189	253,494
Lear Corp.	1,499	203,429
BorgWarner, Inc.	5,220	200,500
Goodyear Tire & Rubber Co.	8,093	146,888
Magna International, Inc.	2,733	133,070
Delphi Technologies plc	6,784	130,660
Autoliv, Inc.	1,695	124,633
Dana, Inc.	6,294	111,656
Visteon Corp.*	1,411	95,031
American Axle & Manufacturing Holdings, Inc.*	6,372	91,183
Cooper Tire & Rubber Co.	2,965	88,624
Tenneco, Inc. — Class A	3,940	87,310
Adient plc	5,980	77,501
Total Auto Parts & Equipment		1,743,979

Commercial Services - 4.0%
AMERCO	500	185,755
Macquarie Infrastructure Corp.	3,230	133,140
Avis Budget Group, Inc.*	3,270	113,992
Hertz Global Holdings, Inc.*	4,908	85,252
Total Commercial Services		518,139

Leisure Time - 2.2%
Harley-Davidson, Inc.	4,783	170,562
Fox Factory Holding Corp.*	1,642	114,759
Total Leisure Time		285,321

Electronics - 1.3%
Gentex Corp.	7,913	163,641

Home Builders - 1.0%
Thor Industries, Inc.	2,051	127,921

Total Common Stocks
(Cost $9,688,185)		13,023,402

	Face Amount

REPURCHASE AGREEMENTS††,2 - 1.4%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	$128,479	128,479
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	32,120	32,120
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	28,769	28,769
Total Repurchase Agreements
(Cost $189,368)		189,368

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
TRANSPORTATION FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,3 - 3.5%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	460,999	$460,999
Total Securities Lending Collateral
(Cost $460,999)		460,999

Total Investments - 104.4%
(Cost $10,338,552)		$13,673,769
Other Assets & Liabilities, net - (4.4)%		(582,398)
Total Net Assets - 100.0%		$13,091,371

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 3.
††	Value determined based on Level 2 inputs — See Note 3.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 5.
[2]	Repurchase Agreements — See Note 4.
[3]	Securities lending collateral — See Note 5.
[4]	Rate indicated is the 7-day yield as of March 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$13,023,402	$—	$—	$13,023,402
Repurchase Agreements	—	189,368	—	189,368
Securities Lending Collateral	460,999	—	—	460,999
Total Assets	$13,484,401	$189,368	$—	$13,673,769

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $453,779 of securities loaned (cost $10,149,184)	$13,484,401
Repurchase agreements, at value (cost $189,368)	189,368
Cash	888
Receivables:
Fund shares sold	152,107
Dividends	5,998
Foreign tax reclaims	300
Interest	40
Securities lending income	36
Total assets	13,833,138

Liabilities:
Payable for:
Return of securities lending collateral	460,999
Securities purchased	203,934
Fund shares redeemed	41,865
Management fees	12,283
Transfer agent and administrative fees	3,613
Distribution and service fees	2,103
Portfolio accounting fees	1,445
Trustees’ fees*	477
Miscellaneous	15,048
Total liabilities	741,767
Commitments and contingent liabilities (Note 10)	—
Net assets	$13,091,371

Net assets consist of:
Paid in capital	$11,125,592
Total distributable earnings (loss)	1,965,779
Net assets	$13,091,371

Investor Class:
Net assets	$7,993,864
Capital shares outstanding	159,636
Net asset value per share	$50.08

A-Class:
Net assets	$3,165,772
Capital shares outstanding	69,460
Net asset value per share	$45.58
Maximum offering price per share (Net asset value divided by 95.25%)	$47.85

C-Class:
Net assets	$1,476,744
Capital shares outstanding	35,899
Net asset value per share	$41.14

H-Class:
Net assets	$454,991
Capital shares outstanding	10,309
Net asset value per share	$44.14

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $3,422)	$403,531
Interest	2,776
Income from securities lending, net	6,643
Total investment income	412,950

Expenses:
Management fees	215,695
Distribution and service fees:
A-Class	11,311
C-Class	19,549
H-Class	4,149
Transfer agent and administrative fees	63,439
Portfolio accounting fees	25,376
Registration fees	22,204
Trustees’ fees*	8,967
Custodian fees	3,570
Line of credit fees	146
Miscellaneous	30,072
Total expenses	404,478
Net investment income	8,472

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,335,509
Net realized gain	1,335,509
Net change in unrealized appreciation (depreciation) on:
Investments	(3,063,248)
Net change in unrealized appreciation (depreciation)	(3,063,248)
Net realized and unrealized loss	(1,727,739)
Net decrease in net assets resulting from operations	$(1,719,267)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 149

TRANSPORTATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$8,472	$(62,342)
Net realized gain on investments	1,335,509	10,190,225
Net change in unrealized appreciation (depreciation) on investments	(3,063,248)	(3,511,458)
Net increase (decrease) in net assets resulting from operations	(1,719,267)	6,616,425

Distributions to shareholders:
Investor Class	(1,010,270)	(882,913)[1]
A-Class	(383,942)	(192,541)[1]
C-Class	(201,966)	(62,119)[1]
H-Class	(62,557)	(192,453)[1]
Total distributions to shareholders	(1,658,735)	(1,330,026)

Capital share transactions:
Proceeds from sale of shares
Investor Class	88,665,130	130,291,611
A-Class	6,766,786	15,148,859
C-Class	1,542,021	3,569,224
H-Class	45,730,425	96,085,939
Distributions reinvested
Investor Class	967,012	876,202
A-Class	377,924	188,343
C-Class	195,596	60,157
H-Class	61,336	192,158
Cost of shares redeemed
Investor Class	(96,051,965)	(150,963,703)
A-Class	(9,156,572)	(15,123,096)
C-Class	(2,449,793)	(3,496,787)
H-Class	(47,030,659)	(99,350,757)
Net decrease from capital share transactions	(10,382,759)	(22,521,850)
Net decrease in net assets	(13,760,761)	(17,235,451)

Net assets:
Beginning of year	26,852,132	44,087,583
End of year	$13,091,371	$26,852,132

Capital share activity:
Shares sold
Investor Class	1,536,445	2,235,675
A-Class	125,939	280,882
C-Class	31,916	70,988
H-Class	858,575	1,891,455
Shares issued from reinvestment of distributions
Investor Class	20,042	14,388
A-Class	8,599	3,355
C-Class	4,919	1,163
H-Class	1,441	3,523
Shares redeemed
Investor Class	(1,677,779)	(2,584,123)
A-Class	(170,903)	(274,219)
C-Class	(52,091)	(71,214)
H-Class	(886,172)	(1,944,227)
Net decrease in shares	(199,069)	(372,354)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 9).

150 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$59.10	$53.52	$46.23	$52.06	$44.63
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	(.04)	.09	.16	.18
Net gain (loss) on investments (realized and unrealized)	(4.02)	6.85	7.37	(5.78)	7.25
Total from investment operations	(3.93)	6.81	7.46	(5.62)	7.43
Less distributions from:
Net investment income	—	—	(.17)	(.21)	—
Net realized gains	(5.09)	(1.23)	—	—	—
Total distributions	(5.09)	(1.23)	(.17)	(.21)	—
Net asset value, end of period	$50.08	$59.10	$53.52	$46.23	$52.06

Total Return	(6.33%)	12.67%	16.14%	(10.80%)	16.65%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,994	$16,603	$32,911	$13,638	$42,947
Ratios to average net assets:
Net investment income (loss)	0.16%	(0.07%)	0.17%	0.33%	0.37%
Total expenses	1.46%	1.37%	1.38%	1.34%	1.35%
Portfolio turnover rate	476%	483%	676%	219%	247%

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$54.43	$49.50	$42.87	$48.41	$41.61
Income (loss) from investment operations:
Net investment income (loss)[a]	(.01)	(.07)	(.06)	.04	.05
Net gain (loss) on investments (realized and unrealized)	(3.75)	6.23	6.86	(5.37)	6.75
Total from investment operations	(3.76)	6.16	6.80	(5.33)	6.80
Less distributions from:
Net investment income	—	—	(.17)	(.21)	—
Net realized gains	(5.09)	(1.23)	—	—	—
Total distributions	(5.09)	(1.23)	(.17)	(.21)	—
Net asset value, end of period	$45.58	$54.43	$49.50	$42.87	$48.41

Total Return[b]	(6.57%)	12.38%	15.87%	(11.01%)	16.34%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,166	$5,760	$4,742	$5,339	$15,359
Ratios to average net assets:
Net investment income (loss)	(0.03%)	(0.12%)	(0.12%)	0.08%	0.12%
Total expenses	1.71%	1.63%	1.63%	1.60%	1.60%
Portfolio turnover rate	476%	483%	676%	219%	247%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 151

TRANSPORTATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$50.04	$45.93	$40.09	$45.63	$39.52
Income (loss) from investment operations:
Net investment income (loss)[a]	(.41)	(.43)	(.34)	(.24)	(.27)
Net gain (loss) on investments (realized and unrealized)	(3.40)	5.77	6.35	(5.09)	6.38
Total from investment operations	(3.81)	5.34	6.01	(5.33)	6.11
Less distributions from:
Net investment income	—	—	(.17)	(.21)	—
Net realized gains	(5.09)	(1.23)	—	—	—
Total distributions	(5.09)	(1.23)	(.17)	(.21)	—
Net asset value, end of period	$41.14	$50.04	$45.93	$40.09	$45.63

Total Return[b]	(7.27%)	11.56%	15.00%	(11.69%)	15.46%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,477	$2,560	$2,307	$2,977	$6,405
Ratios to average net assets:
Net investment income (loss)	(0.87%)	(0.87%)	(0.81%)	(0.57%)	(0.62%)
Total expenses	2.46%	2.38%	2.38%	2.35%	2.35%
Portfolio turnover rate	476%	483%	676%	219%	247%

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$52.90	$48.15	$41.71	$47.12	$40.61
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(.13)	(.13)	(.09)	(.10)
Net gain (loss) on investments (realized and unrealized)	(3.65)	6.11	6.74	(5.11)	6.61
Total from investment operations	(3.67)	5.98	6.61	(5.20)	6.51
Less distributions from:
Net investment income	—	—	(.17)	(.21)	—
Net realized gains	(5.09)	(1.23)	—	—	—
Total distributions	(5.09)	(1.23)	(.17)	(.21)	—
Net asset value, end of period	$44.14	$52.90	$48.15	$41.71	$47.12

Total Return	(6.61%)	12.33%	15.88%	(11.04%)	16.03%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$455	$1,929	$4,127	$9,031	$6,249
Ratios to average net assets:
Net investment income (loss)	(0.04%)	(0.24%)	(0.30%)	(0.20%)	(0.22%)
Total expenses	1.69%	1.63%	1.63%	1.72%	1.85%
Portfolio turnover rate	476%	483%	676%	219%	247%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class share were converted into H-Class shares. The financial highlights for periods prior to that date reflect the performance of the former Advisor Class.

152 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

UTILITIES FUND

OBJECTIVE: Seeks to provide capital appreciation by investing in companies that operate public utilities (“Utilities companies”).

For the one-year period ended March 31, 2019, Utilities Fund Investor Class returned 18.45%, compared with 19.33% for the S&P 500 Utilities Index. The broader S&P 500 Index returned 9.50%.

The integrated utilities industry was the largest contributor to return for the period, followed by the utility networks industry. The cement & aggregates industry was the only segment to detract from return.

Exelon Corp., NextEra Energy, Inc., and AES Corp. were the best-performing holdings over the one-year period. PG&E Corp., Avista Corp., and MDU Resources Group, Inc. were the main detractors.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
Investor Class	April 3, 2000
A-Class	September 1, 2004
C-Class	April 27, 2001
H-Class	April 3, 2000

Ten Largest Holdings (% of Total Net Assets)
NextEra Energy, Inc.	5.1%
Duke Energy Corp.	4.3%
Dominion Energy, Inc.	4.2%
Southern Co.	3.9%
Exelon Corp.	3.7%
American Electric Power Company, Inc.	3.4%
Sempra Energy	3.1%
Public Service Enterprise Group, Inc.	2.9%
Xcel Energy, Inc.	2.8%
Consolidated Edison, Inc.	2.8%
Top Ten Total	36.2%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 153

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
Investor Class Shares	18.45%	9.46%	12.36%
A-Class Shares	18.15%	9.17%	12.08%
A-Class Shares with sales charge‡	12.55%	8.11%	11.54%
C-Class Shares	17.24%	8.37%	11.24%
C-Class Shares with CDSC§	16.24%	8.37%	11.24%
H-Class Shares**	18.13%	9.11%	11.91%
S&P 500 Utilities Index	19.33%	10.89%	12.88%
S&P 500 Index	9.50%	10.91%	15.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and S&P 500 Utilities Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class and H-Class shares will vary due to differences in fee structures.

**	Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

154 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2019
UTILITIES FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Electric - 84.4%
NextEra Energy, Inc.	32,753	$6,331,810
Duke Energy Corp.	58,911	5,301,990
Dominion Energy, Inc.	67,271	5,156,995
Southern Co.	92,483	4,779,521
Exelon Corp.	91,124	4,568,046
American Electric Power Company, Inc.	50,318	4,214,133
Sempra Energy	30,693	3,863,021
Public Service Enterprise Group, Inc.	60,316	3,583,374
Xcel Energy, Inc.	62,635	3,520,713
Consolidated Edison, Inc.	40,182	3,407,835
WEC Energy Group, Inc.	41,793	3,304,990
DTE Energy Co.	25,110	3,132,221
Eversource Energy	43,684	3,099,380
PPL Corp.	97,523	3,095,380
FirstEnergy Corp.	74,015	3,079,764
Edison International	45,933	2,844,171
Ameren Corp.	37,946	2,790,928
Entergy Corp.	29,027	2,775,852
CMS Energy Corp.	47,001	2,610,436
Avangrid, Inc.[1]	51,393	2,587,638
CenterPoint Energy, Inc.	84,076	2,581,133
Evergy, Inc.	43,239	2,510,024
Vistra Energy Corp.	89,610	2,332,548
NRG Energy, Inc.	53,199	2,259,894
AES Corp.	124,376	2,248,718
Alliant Energy Corp.	46,242	2,179,385
Pinnacle West Capital Corp.	22,324	2,133,728
OGE Energy Corp.	44,715	1,928,111
MDU Resources Group, Inc.	57,808	1,493,181
IDACORP, Inc.	14,820	1,475,183
Portland General Electric Co.	27,061	1,402,842
Black Hills Corp.	18,883	1,398,664
Hawaiian Electric Industries, Inc.	33,943	1,383,856
ALLETE, Inc.	16,339	1,343,556
PNM Resources, Inc.	26,912	1,274,014
NorthWestern Corp.	17,607	1,239,709
Avista Corp.	26,164	1,062,782
Total Electric		104,295,526

Gas - 10.7%
Atmos Energy Corp.	22,173	2,282,267
NiSource, Inc.	75,469	2,162,942
UGI Corp.	36,915	2,045,829
National Fuel Gas Co.	24,803	1,511,991
ONE Gas, Inc.	15,925	1,417,803
New Jersey Resources Corp.	27,706	1,379,482
Spire, Inc.	16,405	1,349,967
South Jersey Industries, Inc.	35,488	1,138,100
Total Gas		13,288,381

Water - 3.6%
American Water Works Company, Inc.	27,011	2,816,167
Aqua America, Inc.[1]	46,585	1,697,557
Total Water		4,513,724

Energy-Alternate Sources - 0.8%
Pattern Energy Group, Inc. — Class A	42,753	940,566

Pipelines - 0.0%
Kinder Morgan, Inc.	1	20

Total Common Stocks
(Cost $108,040,316)		123,038,217

SECURITIES LENDING COLLATERAL†,2 - 2.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[3]	2,839,572	2,839,572
Total Securities Lending Collateral
(Cost $2,839,572)		2,839,572

Total Investments - 101.8%
(Cost $110,879,888)		$125,877,789
Other Assets & Liabilities, net - (1.8)%		(2,279,716)
Total Net Assets - 100.0%		$123,598,073

†	Value determined based on Level 1 inputs — See Note 3.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 5.
[2]	Securities lending collateral — See Note 5.
[3]	Rate indicated is the 7-day yield as of March 31, 2019.

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
UTILITIES FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 3 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$123,038,217	$—	$—	$123,038,217
Securities Lending Collateral	2,839,572	—	—	2,839,572
Total Assets	$125,877,789	$—	$—	$125,877,789

156 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $2,769,991 of securities loaned (cost $110,879,888)	$125,877,789
Cash	616
Receivables:
Securities sold	649,394
Fund shares sold	385,846
Dividends	241,668
Foreign tax reclaims	315
Securities lending income	65
Total assets	127,155,693

Liabilities:
Payable for:
Return of securities lending collateral	2,839,572
Line of credit	268,000
Fund shares redeemed	240,513
Management fees	83,605
Transfer agent and administrative fees	24,590
Portfolio accounting fees	9,836
Distribution and service fees	7,867
Trustees’ fees*	1,123
Miscellaneous	82,514
Total liabilities	3,557,620
Commitments and contingent liabilities (Note 10)	—
Net assets	$123,598,073

Net assets consist of:
Paid in capital	$115,363,742
Total distributable earnings (loss)	8,234,331
Net assets	$123,598,073

Investor Class:
Net assets	$105,442,501
Capital shares outstanding	2,280,920
Net asset value per share	$46.23

A-Class:
Net assets	$5,632,988
Capital shares outstanding	132,529
Net asset value per share	$42.50
Maximum offering price per share (Net asset value divided by 95.25%)	$44.62

C-Class:
Net assets	$6,489,436
Capital shares outstanding	182,142
Net asset value per share	$35.63

H-Class:
Net assets	$6,033,148
Capital shares outstanding	147,433
Net asset value per share	$40.92

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends	$1,928,679
Interest	6,142
Income from securities lending, net	189
Total investment income	1,935,010

Expenses:
Management fees	507,274
Distribution and service fees:
A-Class	13,925
C-Class	61,316
H-Class	13,023
Transfer agent and administrative fees	149,198
Portfolio accounting fees	59,679
Registration fees	46,703
Trustees’ fees*	12,752
Custodian fees	8,226
Line of credit fees	235
Miscellaneous	96,757
Total expenses	969,088
Net investment income	965,922

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(5,232,520)
Net realized loss	(5,232,520)
Net change in unrealized appreciation (depreciation) on:
Investments	12,114,697
Net change in unrealized appreciation (depreciation)	12,114,697
Net realized and unrealized gain	6,882,177
Net increase in net assets resulting from operations	$7,848,099

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 157

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$965,922	$596,147
Net realized gain (loss) on investments	(5,232,520)	4,235,990
Net change in unrealized appreciation (depreciation) on investments	12,114,697	(5,033,646)
Net increase (decrease) in net assets resulting from operations	7,848,099	(201,509)

Distributions to shareholders:
Investor Class	—	(611,934)[1]
A-Class	—	(127,508)[1]
C-Class	—	(242,851)[1]
H-Class	—	(30,723)[1]
Total distributions to shareholders	—	(1,013,016)

Capital share transactions:
Proceeds from sale of shares
Investor Class	323,470,925	152,584,832
A-Class	22,705,354	11,463,834
C-Class	3,526,128	3,176,346
H-Class	57,147,601	84,220,174
Distributions reinvested
Investor Class	—	600,953
A-Class	—	121,868
C-Class	—	239,192
H-Class	—	29,375
Cost of shares redeemed
Investor Class	(232,777,368)	(167,380,453)
A-Class	(21,114,229)	(17,316,656)
C-Class	(4,556,272)	(5,019,312)
H-Class	(52,476,424)	(88,808,628)
Net increase (decrease) from capital share transactions	95,925,715	(26,088,475)
Net increase (decrease) in net assets	103,773,814	(27,303,000)

Net assets:
Beginning of year	19,824,259	47,127,259
End of year	$123,598,073	$19,824,259

158 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2019	Year Ended March 29, 2018
Capital share activity:
Shares sold
Investor Class	7,609,327	3,722,394
A-Class	589,193	298,597
C-Class	107,447	99,174
H-Class	1,572,817	2,313,316
Shares issued from reinvestment of distributions
Investor Class	—	14,453
A-Class	—	3,178
C-Class	—	7,367
H-Class	—	795
Shares redeemed
Investor Class	(5,559,152)	(4,119,104)
A-Class	(553,480)	(461,937)
C-Class	(140,076)	(157,243)
H-Class	(1,448,772)	(2,443,865)
Net increase (decrease) in shares	2,177,304	(722,875)

[1]	For the year ended March 29, 2018, the distributions from net investment income and net realized gains were as follows (see Note 9).

Net investment income
Investor Class	$(309,568)
A-Class	(64,504)
C-Class	(122,855)
H-Class	(15,542)

Net realized gains
Investor Class	$(302,366)
A-Class	(63,004)
C-Class	(119,996)
H-Class	(15,181)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 159

UTILITIES FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$39.03	$39.34	$40.23	$36.98	$34.01
Income (loss) from investment operations:
Net investment income (loss)[a]	.77	.68	.59	.73	.84
Net gain (loss) on investments (realized and unrealized)	6.43	.06	2.25	3.09	2.26
Total from investment operations	7.20	.74	2.84	3.82	3.10
Less distributions from:
Net investment income	—	(.53)	(.87)	(.57)	(.13)
Net realized gains	—	(.52)	(2.86)	—	—
Total distributions	—	(1.05)	(3.73)	(.57)	(.13)
Net asset value, end of period	$46.23	$39.03	$39.34	$40.23	$36.98

Total Return	18.45%	1.72%	8.04%	10.61%	9.12%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$105,443	$9,006	$24,116	$50,753	$55,156
Ratios to average net assets:
Net investment income (loss)	1.80%	1.67%	1.47%	2.00%	2.31%
Total expenses	1.48%	1.38%	1.38%	1.35%	1.35%
Portfolio turnover rate	390%	452%	507%	475%	384%

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$35.97	$36.43	$37.63	$34.70	$32.02
Income (loss) from investment operations:
Net investment income (loss)[a]	.47	.54	.45	.63	.66
Net gain (loss) on investments (realized and unrealized)	6.06	.05	2.08	2.87	2.15
Total from investment operations	6.53	.59	2.53	3.50	2.81
Less distributions from:
Net investment income	—	(.53)	(.87)	(.57)	(.13)
Net realized gains	—	(.52)	(2.86)	—	—
Total distributions	—	(1.05)	(3.73)	(.57)	(.13)
Net asset value, end of period	$42.50	$35.97	$36.43	$37.63	$34.70

Total Return[b]	18.15%	1.45%	7.75%	10.38%	8.78%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,633	$3,482	$9,362	$22,448	$9,782
Ratios to average net assets:
Net investment income (loss)	1.21%	1.43%	1.20%	1.85%	1.93%
Total expenses	1.72%	1.63%	1.63%	1.60%	1.60%
Portfolio turnover rate	390%	452%	507%	475%	384%

160 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

UTILITIES FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$30.39	$31.15	$32.96	$30.70	$28.55
Income (loss) from investment operations:
Net investment income (loss)[a]	.26	.25	.22	.28	.36
Net gain (loss) on investments (realized and unrealized)	4.98	.04	1.70	2.55	1.92
Total from investment operations	5.24	.29	1.92	2.83	2.28
Less distributions from:
Net investment income	—	(.53)	(.87)	(.57)	(.13)
Net realized gains	—	(.52)	(2.86)	—	—
Total distributions	—	(1.05)	(3.73)	(.57)	(.13)
Net asset value, end of period	$35.63	$30.39	$31.15	$32.96	$30.70

Total Return[b]	17.24%	0.69%	6.97%	9.55%	7.99%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,489	$6,526	$8,270	$10,438	$8,417
Ratios to average net assets:
Net investment income (loss)	0.79%	0.78%	0.69%	0.94%	1.18%
Total expenses	2.46%	2.38%	2.37%	2.35%	2.35%
Portfolio turnover rate	390%	452%	507%	475%	384%

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$34.64	$35.12	$36.40	$33.61	$31.09
Income (loss) from investment operations:
Net investment income (loss)[a]	.57	.31	.41	.54	.60
Net gain (loss) on investments (realized and unrealized)	5.71	.26	2.04	2.82	2.05
Total from investment operations	6.28	.57	2.45	3.36	2.65
Less distributions from:
Net investment income	—	(.53)	(.87)	(.57)	(.13)
Net realized gains	—	(.52)	(2.86)	—	—
Total distributions	—	(1.05)	(3.73)	(.57)	(.13)
Net asset value, end of period	$40.92	$34.64	$35.12	$36.40	$33.61

Total Return	18.13%	1.44%	7.80%	10.31%	8.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,033	$810	$5,379	$6,448	$13,546
Ratios to average net assets:
Net investment income (loss)	1.51%	0.85%	1.13%	1.65%	1.79%
Total expenses	1.72%	1.63%	1.62%	1.68%	1.84%
Portfolio turnover rate	390%	452%	507%	475%	384%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

Effective September 30, 2015, the Fund’s Advisor Class shares were converted into H-Class shares. The financial highlights for the periods prior to that date reflect the performance of the former Advisor Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 161

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares, and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2019, the Trust consisted of fifty-two funds.

C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

This report covers the Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (the “Funds”), each a non-diversified investment company, with the exception of the Banking Fund, Basic Materials Fund, Consumer Products Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Real Estate Fund, Retailing Fund, Technology Fund, Transportation Fund, and Utilities Fund, which are each a diversified investment company. Only Investor Class, A-Class, C-Class and H-Class shares have been issued by the Funds.

The Funds invest in a specific industry sector. To the extent that investments are concentrated in a single sector, the Funds are subject to legislative or regulatory changes, adverse market conditions and/or increased competition affecting such sector.

The Funds seek capital appreciation and invest substantially all of their assets in equity securities of companies involved in their sector.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures,

162 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(c) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2019, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(d) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld

THE RYDEX FUNDS ANNUAL REPORT | 163

NOTES TO FINANCIAL STATEMENTS (continued)

by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(e) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(f) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(g) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.43% at March 31, 2019.

(h) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Banking Fund	0.85%
Basic Materials Fund	0.85%
Biotechnology Fund	0.85%
Consumer Products Fund	0.85%
Electronics Fund	0.85%
Energy Fund	0.85%
Energy Services Fund	0.85%
Financial Services Fund	0.85%
Health Care Fund	0.85%
Internet Fund	0.85%
Leisure Fund	0.85%
Precious Metals Fund	0.75%
Real Estate Fund	0.85%
Retailing Fund	0.85%
Technology Fund	0.85%
Telecommunications Fund	0.85%
Transportation Fund	0.85%
Utilities Fund	0.85%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing

164 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2019, GFD retained sales charges of $104,650 relating to sales of A-Class shares of the Trust.

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 3 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	quoted prices in active markets for identical assets or liabilities.

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 4 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

THE RYDEX FUNDS ANNUAL REPORT | 165

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2019, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JP Morgan Chase & Co.			U.S. Treasury Note
2.55%			2.38%
Due 04/01/19	$291,165,248	$291,227,121	03/15/21	$296,224,000	$296,987,527
			U.S. Treasury Bill
			0.00%
			04/25/19	1,100	1,098
				296,225,100	296,988,625

Bank of America Merrill Lynch			U.S. TIP Note
2.55%			0.63%
Due 04/01/19	72,791,312	72,806,780	04/15/23	73,556,260	74,247,198

Barclays Capital			U.S. TIP Note
2.40%			2.13%
Due 04/01/19	65,197,533	65,210,573	02/15/40	53,332,105	66,501,535

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 5 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

166 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2019, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested		Cash Collateral Uninvested	Total Collateral
Banking Fund	$171,601	$(171,601)	$—	$176,175		$—	$176,175
Basic Materials Fund	1,228,547	(1,228,547)	—	1,242,269		—	1,242,269
Biotechnology Fund	9,132,373	(8,986,751)	145,622	8,986,751	*	—	8,986,751
Consumer Products Fund	2,319,880	(2,319,880)	—	2,375,495		—	2,375,495
Electronics Fund	759,821	(759,821)	—	762,116		—	762,116
Energy Fund	301,415	(301,415)	—	308,238		—	308,238
Energy Services Fund	1,008,089	(1,008,089)	—	1,038,481		—	1,038,481
Financial Services Fund	139,003	(139,003)	—	141,527		—	141,527
Health Care Fund	1,199,341	(1,199,341)	—	1,213,236		—	1,213,236
Internet Fund	1,616,442	(1,601,447)	14,995	1,601,447	*	—	1,601,447
Leisure Fund	672,851	(672,851)	—	674,848		—	674,848
Precious Metals Fund	2,826,730	(2,826,730)	—	2,968,479		—	2,968,479
Real Estate Fund	384,247	(384,247)	—	391,234		—	391,234
Retailing Fund	1,568,968	(1,568,968)	—	1,613,188		—	1,613,188
Technology Fund	1,857,627	(1,836,305)	21,322	1,836,305	*	—	1,836,305
Telecommunications Fund	51,760	(51,760)	—	52,563		—	52,563
Transportation Fund	453,779	(453,779)	—	460,999		—	460,999
Utilities Fund	2,769,991	(2,769,991)	—	2,839,572		—	2,839,572

(a)	Actual collateral received by the Fund is generally greater than the amount shown due to overcollateralization.
*	Subsequent to March 31, 2019, additional collateral was received.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 6 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds' tax returns are evaluated to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds' tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds' financial statements. The Funds' federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

THE RYDEX FUNDS ANNUAL REPORT | 167

NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the year ended March 31, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$287,899	$—	$287,899
Basic Materials Fund	142,839	350,894	493,733
Biotechnology Fund	9,243,980	18,197,049	27,441,029
Consumer Products Fund	2,350,055	8,911,883	11,261,938
Electronics Fund	1,986,759	—	1,986,759
Energy Fund	297,240	—	297,240
Energy Services Fund	144,265	—	144,265
Financial Services Fund	433,322	1,103,518	1,536,840
Health Care Fund	1,811,754	—	1,811,754
Internet Fund	3,115,314	—	3,115,314
Leisure Fund	890,230	2,363	892,593
Precious Metals Fund	618,560	—	618,560
Real Estate Fund	336,150	—	336,150
Retailing Fund	72,312	—	72,312
Technology Fund	4,525,368	—	4,525,368
Telecommunications Fund	48,270	—	48,270
Transportation Fund	1,658,735	—	1,658,735

The tax character of distributions paid during the year ended March 29, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Banking Fund	$238,285	$—	$238,285
Basic Materials Fund	401,894	—	401,894
Biotechnology Fund	327,024	17,204,989	17,532,013
Consumer Products Fund	3,467,891	16,097,709	19,565,600
Electronics Fund	27,832	—	27,832
Energy Fund	216,098	—	216,098
Energy Services Fund	127,667	—	127,667
Financial Services Fund	373,064	—	373,064
Health Care Fund	2,822,295	2,944,365	5,766,660
Leisure Fund	1,306,512	—	1,306,512
Precious Metals Fund	3,137,438	—	3,137,438
Real Estate Fund	124,354	—	124,354
Technology Fund	—	1,400,557	1,400,557
Telecommunications Fund	133,323	—	133,323
Transportation Fund	—	1,330,026	1,330,026
Utilities Fund	512,469	500,547	1,013,016

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

168 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of March 31, 2019 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Other Temporary Differences	Total
Banking Fund	$179,656	$—	$146,714	$(1,927,529)	$—	$(1,601,159)
Basic Materials Fund	321,692	—	3,789,852	(2,560,092)	(130,382)	1,421,070
Biotechnology Fund	—	9,558,791	106,505,770	(468,664)	—	115,595,897
Consumer Products Fund	1,128,718	1,441,214	50,389,306	—	—	52,959,238
Electronics Fund	7,066	—	3,825,059	(2,767,002)	—	1,065,123
Energy Fund	148,596	—	(6,067,896)	(14,790,038)	—	(20,709,338)
Energy Services Fund	8,234	—	(6,528,191)	(22,741,597)	—	(29,261,554)
Financial Services Fund	115,290	—	2,547,718	—	—	2,663,008
Health Care Fund	—	—	6,150,656	(3,025,270)	—	3,125,386
Internet Fund	—	903,814	5,464,992	(98,911)	—	6,269,895
Leisure Fund	41,159	—	2,684,940	(53,110)	—	2,672,989
Precious Metals Fund	2,055,112	—	(20,667,320)	(32,138,906)	(276,532)	(51,027,646)
Real Estate Fund	207,976	—	(1,982,494)	(3,663,251)	—	(5,437,769)
Retailing Fund	—	—	3,980,000	(950,585)	—	3,029,415
Technology Fund	—	329,115	16,574,999	(269,371)	—	16,634,743
Telecommunications Fund	95,196	—	(172,348)	(1,591,637)	—	(1,668,789)
Transportation Fund	—	—	1,965,779	—	—	1,965,779
Utilities Fund	965,922	—	8,524,741	(1,256,332)	—	8,234,331

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund(s) that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of March 31, 2019, capital loss carryforwards for the Fund(s) were as follows:

	Unlimited		Total
Fund	Short-Term	Long-Term	Capital Loss Carryforward
Banking Fund	$(1,517,865)	$(409,664)	$(1,927,529)
Basic Materials Fund	(1,823,692)	(736,400)	(2,560,092)
Electronics Fund	(2,141,008)	(625,994)	(2,767,002)
Energy Fund	(4,994,300)	(9,795,738)	(14,790,038)
Energy Services Fund	(15,087,179)	(7,654,418)	(22,741,597)
Health Care Fund	(683,511)	(2,261,706)	(2,945,217)
Leisure Fund	(53,110)	—	(53,110)
Precious Metals Fund	(7,240,442)	(24,898,464)	(32,138,906)
Real Estate Fund	(3,036,201)	(627,050)	(3,663,251)
Retailing Fund	(341,650)	(601,943)	(943,593)
Telecommunications Fund	(1,591,637)	—	(1,591,637)
Utilities Fund	(692,497)	(563,835)	(1,256,332)

For the year ended March 31, 2019, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
Banking Fund	$912,723	$—	$912,723

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in real estate investment trusts, investments in partnerships, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, and the "mark-to-market," recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from the tax treatment of net operating losses, corporate actions, foreign capital gains taxes, and the expiration of capital loss carryforward amounts.

THE RYDEX FUNDS ANNUAL REPORT | 169

NOTES TO FINANCIAL STATEMENTS (continued)

To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2019 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Banking Fund	$(912,723)	$912,723
Biotechnology Fund	4,033,558	(4,033,558)
Consumer Products Fund	2,939,917	(2,939,917)
Financial Services Fund	2,143,372	(2,143,372)
Health Care Fund	(389,690)	389,690
Internet Fund	2,202,790	(2,202,790)
Real Estate Fund	417,067	(417,067)
Retailing Fund	(76,653)	76,653
Technology Fund	1,537,265	(1,537,265)
Telecommunications Fund	(472)	472
Transportation Fund	922,729	(922,729)

At March 31, 2019, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Banking Fund	$13,707,144	$152,595	$(5,881)	$146,714
Basic Materials Fund	35,428,837	3,903,746	(113,894)	3,789,852
Biotechnology Fund	130,771,821	107,155,439	(649,669)	106,505,770
Consumer Products Fund	133,729,377	53,552,773	(3,163,467)	50,389,306
Electronics Fund	24,545,480	3,825,059	—	3,825,059
Energy Fund	28,298,999	—	(6,067,896)	(6,067,896)
Energy Services Fund	22,517,065	—	(6,528,191)	(6,528,191)
Financial Services Fund	12,815,975	2,554,619	(6,901)	2,547,718
Health Care Fund	76,414,143	7,019,841	(869,185)	6,150,656
Internet Fund	26,395,454	5,652,016	(187,024)	5,464,992
Leisure Fund	12,802,321	2,764,462	(79,522)	2,684,940
Precious Metals Fund	76,975,573	—	(20,667,320)	(20,667,320)
Real Estate Fund	22,087,912	—	(1,982,494)	(1,982,494)
Retailing Fund	32,727,160	4,254,402	(274,402)	3,980,000
Technology Fund	71,189,411	16,598,151	(23,152)	16,574,999
Telecommunications Fund	4,317,058	—	(172,348)	(172,348)
Transportation Fund	11,707,990	2,031,068	(65,289)	1,965,779
Utilities Fund	117,353,048	8,548,936	(24,195)	8,524,741

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year.

170 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2019, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2019:

Fund	Ordinary	Capital
Biotechnology Fund	$(468,664)	$—
Health Care Fund	(80,053)	—
Internet Fund	(98,911)	—
Real Estate Fund	(153,360)	—
Retailing Fund	(6,992)	—
Technology Fund	(269,371)	—

Note 7 – Securities Transactions

For the year ended March 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Banking Fund	$160,905,859	$191,746,703
Basic Materials Fund	109,191,209	144,472,185
Biotechnology Fund	259,269,880	327,443,780
Consumer Products Fund	142,126,743	176,015,886
Electronics Fund	154,453,752	215,050,081
Energy Fund	201,089,676	215,032,902
Energy Services Fund	223,712,838	225,940,276
Financial Services Fund	129,421,401	152,829,681
Health Care Fund	297,532,837	301,056,472
Internet Fund	207,893,294	256,595,185
Leisure Fund	65,536,336	73,226,021
Precious Metals Fund	281,068,792	279,158,886
Real Estate Fund	258,669,638	245,589,834
Retailing Fund	173,294,402	167,613,117
Technology Fund	283,431,075	328,471,027
Telecommunications Fund	139,917,628	136,042,394
Transportation Fund	122,645,939	134,703,246
Utilities Fund	330,660,496	234,199,527

THE RYDEX FUNDS ANNUAL REPORT | 171

NOTES TO FINANCIAL STATEMENTS (continued)

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2019, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Banking Fund	$10,710,167	$12,306,286	$(46,958)
Basic Materials Fund	5,315,096	4,490,121	121,867
Biotechnology Fund	22,352,997	21,009,490	878,180
Consumer Products Fund	11,080,557	14,432,933	688,737
Electronics Fund	8,198,132	16,025,144	114,251
Energy Fund	14,743,890	16,654,279	(608,073)
Energy Services Fund	9,673,102	7,381,832	(138,453)
Financial Services Fund	15,807,227	29,544,454	1,340,075
Health Care Fund	43,851,741	39,917,624	(1,274,392)
Internet Fund	29,220,883	28,714,772	(314,226)
Leisure Fund	5,727,198	10,256,864	(16,689)
Precious Metals Fund	10,635,621	10,854,264	(590,637)
Real Estate Fund	16,784,099	13,504,516	(138,888)
Retailing Fund	16,858,787	23,336,827	1,294,123
Technology Fund	42,893,154	54,343,962	2,522,705
Telecommunications Fund	5,963,659	5,198,622	7,723
Transportation Fund	3,173,726	6,589,662	60,022
Utilities Fund	19,829,538	16,567,022	(250,478)

Note 8 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 9, 2019. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.15% for the year ended March 31, 2019. On March 31, 2019, the Real Estate Fund, Retailing Fund and Utilities Fund borrowed $52,000, $122,000 and $268,000, respectively, under this agreement. The remaining Funds did not have any borrowings outstanding under this agreement at March 31, 2019.

The average daily balances borrowed for the year ended March 31, 2019, were as follows:

Fund	Average Daily Balance
Banking Fund	$32,008
Basic Materials Fund	19,858
Biotechnology Fund	214,049
Consumer Products Fund	8,458
Electronics Fund	5,304
Energy Fund	1,858
Energy Services Fund	1,337
Financial Services Fund	21,151
Health Care Fund	12,077
Internet Fund	7,301
Leisure Fund	7,203
Precious Metals Fund	10,564
Real Estate Fund	15,830
Retailing Fund	10,085
Technology Fund	2,364
Telecommunications Fund	2,211
Transportation Fund	4,704
Utilities Fund	7,797

172 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. As of March 31, 2019, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of March 31, 2019, the Funds have fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 10 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the

THE RYDEX FUNDS ANNUAL REPORT | 173

NOTES TO FINANCIAL STATEMENTS (concluded)

Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation.

On March 27, 2019, the court held a telephone conference and decided to allow plaintiff to file a motion for leave to amend. On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 11 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

174 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Banking Fund, Basic Materials Fund, Biotechnology Fund, Consumer Products Fund, Electronics Fund, Energy Fund, Energy Services Fund, Financial Services Fund, Health Care Fund, Internet Fund, Leisure Fund, Precious Metals Fund, Real Estate Fund, Retailing Fund, Technology Fund, Telecommunications Fund, Transportation Fund and Utilities Fund (collectively referred to as the “Funds”), (eighteen of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eighteen of the funds constituting Rydex Series Funds) at March 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 23, 2019

THE RYDEX FUNDS ANNUAL REPORT | 175

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.

The Funds' investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2019, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2019, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Short-Term Capital Gain
Banking Fund	100.00%	100.00%	0.00%
Basic Materials Fund	100.00%	100.00%	0.00%
Biotechnology Fund	20.97%	18.57%	100.00%
Consumer Products Fund	100.00%	100.00%	0.00%
Electronics Fund	11.04%	9.68%	100.00%
Energy Fund	100.00%	100.00%	0.00%
Energy Services Fund	41.73%	25.22%	0.00%
Financial Services Fund	100.00%	100.00%	0.00%
Health Care Fund	6.71%	6.09%	100.00%
Internet Fund	5.60%	5.12%	100.00%
Leisure Fund	18.32%	16.59%	100.00%
Precious Metals Fund	34.31%	14.57%	0.00%
Real Estate Fund	4.71%	0.97%	0.00%
Retailing Fund	29.89%	31.48%	100.00%
Technology Fund	16.26%	15.60%	100.00%
Telecommunications Fund	76.11%	68.28%	100.00%
Transportation Fund	13.60%	14.11%	100.00%

With respect to the taxable year ended March 31, 2019, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Basic Materials Fund	$350,894	$—
Biotechnology Fund	18,197,049	5,888,235
Consumer Products Fund	8,911,883	3,037,752
Financial Services Fund	1,103,518	867,921
Internet Fund	—	2,796,488
Leisure Fund	2,363	—
Technology Fund	—	1,919,382
Transportation Fund	—	914,257

176 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Proposed regulations dated January 18, 2019 enable a regulated investment company to pay Section 199A dividends to its shareowners. Section 199A, enacted as part of the Tax Cuts and Jobs Act of 2017, may allow non-corporate taxpayers a deduction of up to 20% on qualified business income from flow-through entities, including dividends from real estate investment trusts. The qualifying percentage of the Fund’s ordinary income and short-term capital gain distributions, if any, for the purpose of the Section 199A deduction was 18.90% for Financial Services Fund and 25.64% for Real Estate Fund.

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE RYDEX FUNDS ANNUAL REPORT | 177

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee***
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee and Member of the Audit Committee (2016-present); and Member of the Governance and Nominating Committee (2017-present).	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.
Corey A. Colehour (1945)	Trustee (1993-present); Member of the Audit Committee (1994-present); Member of the Governance and Nominating Committee (2017-present).	Retired.	109	None.
J. Kenneth Dalton (1941)	Trustee (1995-present); Chairman and Member of the Audit Committee (1997-present); and Member of the Governance and Nominating Committee (2018-present).	Retired.	109	Former: Epiphany Funds (2) (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee, Member of the Audit Committee (2005-present); Chairman and Member of the Governance and Nominating Committee (2017-present).	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Sandra G. Sponem (1958)	Trustee and Member of the Audit Committee (2016-present); Member of the Governance and Nominating Committee (2017-present); and Chairwoman (January 2019-present).	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	109	SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).

178 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)

Current: Senior Managing Director, Guggenheim Investments (2010-present); Senior Vice President, Security Investors, LLC (2010-present); Vice President, certain other funds in the Fund Complex (2000-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-2018); Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC and Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	President (2017-present)

Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, certain other funds in the Fund Complex (2007-present).

Former: Interested Trustee, certain other funds in the Fund Complex (2018-February 2019); President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary (2018-present)	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer (2017-present)

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

THE RYDEX FUNDS ANNUAL REPORT | 179

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

William Rehder (1967)	Assistant Vice President (2018-present)	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (2017-present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

***	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

180 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE RYDEX FUNDS ANNUAL REPORT | 181

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

182 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS ANNUAL REPORT | 183

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

3.31.2019

Rydex Funds Annual Report

Domestic Equity Funds
Nova Fund
S&P 500® Fund
Inverse S&P 500® Strategy Fund
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
Inverse NASDAQ-100® Strategy Fund
Mid-Cap 1.5x Strategy Fund
Inverse Mid-Cap Strategy Fund
Russell 2000® 1.5x Strategy Fund
Russell 2000® Fund
Inverse Russell 2000® Strategy Fund
Dow Jones Industrial Average® Fund

Fixed Income Funds
Government Long Bond 1.2x Strategy Fund
Inverse Government Long Bond Strategy Fund
High Yield Strategy Fund
Inverse High Yield Strategy Fund

Money Market Fund
U.S. Government Money Market Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	RTB1-ANN-0319x0320

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
NOVA FUND	12
S&P 500® FUND	27
INVERSE S&P 500® STRATEGY FUND	40
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND	49
INVERSE NASDAQ-100® STRATEGY FUND	59
MID-CAP 1.5x STRATEGY FUND	68
INVERSE MID-CAP STRATEGY FUND	80
RUSSELL 2000® 1.5x STRATEGY FUND	88
RUSSELL 2000® FUND	115
INVERSE RUSSELL 2000® STRATEGY FUND	141
DOW JONES INDUSTRIAL AVERAGE® FUND	149
GOVERNMENT LONG BOND 1.2x STRATEGY FUND	158
INVERSE GOVERNMENT LONG BOND STRATEGY FUND	166
HIGH YIELD STRATEGY FUND	175
INVERSE HIGH YIELD STRATEGY FUND	184
U.S. GOVERNMENT MONEY MARKET FUND	192
NOTES TO FINANCIAL STATEMENTS	198
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	218
OTHER INFORMATION	220
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	222
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	225

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2019

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our funds (the “Fund” or “Funds”). This report covers performance for the 12-month period ended March 31, 2019.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
April 30, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2019

The Government Long Bond 1.2x Strategy and Inverse Government Long Bond Strategy funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged Funds’ holdings consistent with their strategies, as frequently as daily. ● In general, bond prices rise when interest rates fall, and vice versa. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities is also subject to greater fluctuations as a result of changes in interest rates. ● It is important to note that the funds are not guaranteed by the U.S. government. ● There are no assurances that any Guggenheim fund will achieve its objective and/or strategy. These Funds are subject to active trading and tracking error risks, which may increase volatility, impact the fund’s ability to achieve its investment objective, and may decrease the Fund’s performance. ● For more on these and other risks, please read the prospectus.

The High Yield Strategy Fund and Inverse High Yield Strategy Fund may not be suitable for all investors. ● The use of derivatives such as futures, options and swap agreements will expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● A highly liquid secondary market may not exist for the credit default swaps the Funds invest in, and there can be no assurance that a highly liquid secondary market will develop. ● The Funds’ market value will change in response to interest rate changes and market conditions among other factors. ● You may have a gain or loss when you sell your shares. ● In general, bond prices rise when interest rates fall, and vice versa. The Funds’ exposure to the high yield bond market may subject the Funds to greater volatility because (i) the Funds will be affected by the ability of high yield security issuers’ ability to make principal and interest payments and (ii) the prices of derivatives linked to high yield bonds may fluctuate unpredictably and not necessarily in relation to interest rates. ● It is important to note that the Funds are not guaranteed by the U.S. government. The Funds are subject to active trading risks that may increase volatility and impact their ability to achieve their investment objectives. ● Investing in the Inverse High Yield Strategy Fund involves certain risks, which include volatility due to the Fund’s possible use of short sales of securities and derivatives such as options and futures.

Monthly leveraged funds are not suitable for all investors. ● These funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking monthly leveraged investment results, and (c) intend to actively monitor and manage their investments. ● The more a fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The funds’ use of derivatives, such as futures, options, and swap agreements, may expose the funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Monthly leveraged funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a monthly basis. Because monthly leveraged funds seek to track the performance of their benchmark on a monthly basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the quarterly, annual or other period performance of its benchmark. Due to the compounding of monthly returns, leveraged funds’ returns over periods other than one calendar month will likely differ in amount and possibly direction from the benchmark return for the same period. For those funds that consistently apply leverage, the value of the funds’ shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. Monthly leveraged funds rebalance their portfolios on a monthly basis on the last day of each calendar month, increasing exposure in response to that month’s gains or reducing exposure in response to that month’s losses. ● Throughout the month, the amount of leverage that a monthly leveraged fund provides is allowed to float. Purchasing monthly leveraged funds on any day other than the last day of each calendar month will likely mean that the monthly leveraged fund’s actual leverage is different from its monthly leverage target. Investors should monitor their monthly leveraged funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the monthly leveraged funds’ prospectus.

The U.S. Government Money Market Fund may not be suitable for all investors. ● You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2019

Late 2018 and early 2019 U.S. economic data stoked recession fears, prompting the U.S. Federal Reserve (the “Fed”) to abort its tightening cycle and the 3-month/10-year Treasury yield curve to invert. Housing activity weakened markedly in the second half of 2018, personal spending growth decelerated, job gains moderated, and industrial production growth slowed. However, first-quarter 2019 real gross domestic product (“GDP”) surprised everyone by posting a growth rate of 3.2 percent. While this number benefited from big contributions from inventories and trade, the decline in interest rates and recovery in risk assets could support U.S. economic growth in the second and third quarters of 2019.

Taking a longer view, the indicators Guggenheim tracks as part of our proprietary recession probability indicator continue to signal that the economy could be heading into a recession in about a year. The unemployment rate has leveled off after years of steady declines, the Fed has moved to a neutral bias on rates, the yield curve has inverted, growth in leading indicators has slowed, gains in total hours worked have slowed, and real retail sales growth has fallen sharply. Taken together, these data points support the view that the next recession may begin as early as the first half of 2020.

Overseas, continued weakness in economic data finally prompted policy action. The European Central Bank (“ECB”) revised expected real GDP growth downward for 2019 and shortly thereafter delivered further accommodation. Rate hikes are now forecast to come later than previously indicated, and the ECB launched a series of targeted long-term refinancing operations consisting of two-year loans. China, another major economy that has shown signs of slowing, showed a mix of softening and signs of stabilization in recent economic activity. So far, Chinese authorities have announced fiscal stimulus through tax cuts and infrastructure spending, and monetary stimulus in the form of a reduction in the reserve requirement ratio.

Foreign governments’ stimulus to their local economies may be good news for U.S. activity. The downward trend in global growth weighed on U.S. activity, as evidenced by some weakness in 2018 U.S. exports and downward revisions to this year’s expected corporate earnings. If policy changes are enough to avoid recession across Western Europe or boost growth in China, the combination of this and lower U.S. rates could be positive for U.S. growth later in the year. However, the U.S., Europe, and China are not yet out of the woods. All three remain key risks to global growth given the lack of a Brexit agreement, significant weakening in German manufacturing activity, and unresolved U.S.-China tariff negotiations. Without a positive catalyst, the trajectory for the U.S. could remain negative, with a major event risk looming in the fall, when the U.S. Treasury Department will exhaust its “extraordinary measures” and force a congressional debate about the debt ceiling, which could prompt fears of a technical default and complicate fiscal year 2020 budget negotiations, where a fiscal spending cliff looms.

For the 12 months ended March 31, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned 9.50%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -3.71%. The return of the MSCI Emerging Markets Index* was -7.41%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 4.48% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 5.93%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.12% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Long Treasury Index includes all publicly issued, U.S. Treasury securities that have a remaining maturity of 10 or more years, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in U.S. dollars and must be fixed rate and nonconvertible. The U.S. Long Treasury Index is market capitalization weighted and the securities in the index are updated on the last business day of each month.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2019

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Dow Jones Industrial Average® is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq. The DJIA was invented by Charles Dow in 1896.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P MidCap 400® Index provides investors with a benchmark for mid-sized companies. The index covers approximately 7% of the U.S. equity market, and seeks to remain an accurate measure of mid-sized companies, reflecting the risk and return characteristics of the broader mid-cap universe on an on-going basis.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2018 and ending March 31, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Nova Fund
Investor Class	1.40%	(4.68%)	$ 1,000.00	$ 953.20	$ 6.82
A-Class	1.64%	(4.73%)	1,000.00	952.70	7.98
C-Class	2.40%	(5.11%)	1,000.00	948.90	11.66
H-Class	1.65%	(4.78%)	1,000.00	952.20	8.03
S&P 500® Fund
A-Class	1.69%	(2.61%)	1,000.00	973.90	8.32
C-Class	2.44%	(2.99%)	1,000.00	970.10	11.98
H-Class	1.69%	(2.61%)	1,000.00	973.90	8.32
Inverse S&P 500® Strategy Fund
Investor Class	1.53%	1.54%	1,000.00	1,015.40	7.69
A-Class	1.78%	1.39%	1,000.00	1,013.90	8.94
C-Class	2.53%	1.01%	1,000.00	1,010.10	12.68
H-Class	1.78%	1.39%	1,000.00	1,013.90	8.94
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
A-Class	1.35%	(10.09%)	1,000.00	899.10	6.39
C-Class	2.10%	(10.43%)	1,000.00	895.70	9.93
H-Class	1.34%	(10.09%)	1,000.00	899.10	6.34
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.55%	0.83%	1,000.00	1,008.30	7.76
A-Class	1.79%	0.68%	1,000.00	1,006.80	8.96
C-Class	2.54%	0.27%	1,000.00	1,002.70	12.68
H-Class	1.80%	0.67%	1,000.00	1,006.70	9.01
Mid-Cap 1.5x Strategy Fund
A-Class	1.77%	(10.06%)	1,000.00	899.40	8.38
C-Class	2.53%	(10.40%)	1,000.00	896.00	11.96
H-Class	1.78%	(10.16%)	1,000.00	898.40	8.42
Inverse Mid-Cap Strategy Fund
A-Class	1.77%	5.26%	1,000.00	1,052.60	9.06
C-Class	2.95%	4.81%	1,000.00	1,048.10	15.06
H-Class	1.76%	5.41%	1,000.00	1,054.10	9.01
Russell 2000® 1.5x Strategy Fund
A-Class	1.78%	(15.12%)	1,000.00	848.80	8.20
C-Class	2.53%	(15.41%)	1,000.00	845.90	11.64
H-Class	1.80%	(15.09%)	1,000.00	849.10	8.30
Russell 2000® Fund
A-Class	1.74%	(9.30%)	1,000.00	907.00	8.27
C-Class	2.49%	(9.64%)	1,000.00	903.60	11.82
H-Class	1.74%	(9.32%)	1,000.00	906.80	8.27
Inverse Russell 2000® Strategy Fund
A-Class	1.81%	8.62%	1,000.00	1,086.20	9.41
C-Class	2.56%	8.20%	1,000.00	1,082.00	13.29
H-Class	1.82%	8.70%	1,000.00	1,087.00	9.47

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Dow Jones Industrial Average® Fund
A-Class	1.64%	(1.79%)	$ 1,000.00	$ 982.10	$ 8.10
C-Class	2.39%	(2.14%)	1,000.00	978.60	11.79
H-Class	1.64%	(1.79%)	1,000.00	982.10	8.10
Government Long Bond 1.2x Strategy Fund
Investor Class	1.08%	10.64%	1,000.00	1,106.40	5.67
A-Class	1.33%	10.46%	1,000.00	1,104.60	6.98
C-Class	2.08%	10.06%	1,000.00	1,100.60	10.89
H-Class	1.33%	10.46%	1,000.00	1,104.60	6.98
Inverse Government Long Bond Strategy Fund
Investor Class	4.11%	(7.85%)	1,000.00	921.50	19.69
A-Class	4.36%	(7.98%)	1,000.00	920.20	20.87
C-Class	5.11%	(8.31%)	1,000.00	916.90	24.42
H-Class	4.36%	(7.93%)	1,000.00	920.70	20.88
High Yield Strategy Fund
A-Class	1.62%	4.05%	1,000.00	1,040.50	8.24
C-Class	2.37%	3.58%	1,000.00	1,035.80	12.03
H-Class	1.63%	3.88%	1,000.00	1,038.80	8.29
Inverse High Yield Strategy Fund
A-Class	1.61%	(3.50%)	1,000.00	965.00	7.89
C-Class	2.36%	(3.88%)	1,000.00	961.20	11.54
H-Class	1.61%	(3.50%)	1,000.00	965.00	7.89
U.S. Government Money Market Fund
Money Market Class	1.07%	0.66%	1,000.00	1,006.60	5.35

THE RYDEX FUNDS ANNUAL REPORT | 9

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Nova Fund
Investor Class	1.40%	5.00%	$ 1,000.00	$ 1,017.95	$ 7.04
A-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
S&P 500® Fund
A-Class	1.69%	5.00%	1,000.00	1,016.50	8.50
C-Class	2.44%	5.00%	1,000.00	1,012.76	12.24
H-Class	1.69%	5.00%	1,000.00	1,016.50	8.50
Inverse S&P 500® Strategy Fund
Investor Class	1.53%	5.00%	1,000.00	1,017.30	7.70
A-Class	1.78%	5.00%	1,000.00	1,016.06	8.95
C-Class	2.53%	5.00%	1,000.00	1,012.32	12.69
H-Class	1.78%	5.00%	1,000.00	1,016.06	8.95
Monthly Rebalance NASDAQ-100® 2x Strategy Fund
A-Class	1.35%	5.00%	1,000.00	1,018.20	6.79
C-Class	2.10%	5.00%	1,000.00	1,014.46	10.55
H-Class	1.34%	5.00%	1,000.00	1,018.25	6.74
Inverse NASDAQ-100® Strategy Fund
Investor Class	1.55%	5.00%	1,000.00	1,017.20	7.80
A-Class	1.79%	5.00%	1,000.00	1,016.01	9.00
C-Class	2.54%	5.00%	1,000.00	1,012.27	12.74
H-Class	1.80%	5.00%	1,000.00	1,015.96	9.05
Mid-Cap 1.5x Strategy Fund
A-Class	1.77%	5.00%	1,000.00	1,016.11	8.90
C-Class	2.53%	5.00%	1,000.00	1,012.32	12.69
H-Class	1.78%	5.00%	1,000.00	1,016.06	8.95
Inverse Mid-Cap Strategy Fund
A-Class	1.77%	5.00%	1,000.00	1,016.11	8.90
C-Class	2.95%	5.00%	1,000.00	1,010.22	14.78
H-Class	1.76%	5.00%	1,000.00	1,016.16	8.85
Russell 2000® 1.5x Strategy Fund
A-Class	1.78%	5.00%	1,000.00	1,016.06	8.95
C-Class	2.53%	5.00%	1,000.00	1,012.32	12.69
H-Class	1.80%	5.00%	1,000.00	1,015.96	9.05
Russell 2000® Fund
A-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
C-Class	2.49%	5.00%	1,000.00	1,012.52	12.49
H-Class	1.74%	5.00%	1,000.00	1,016.26	8.75
Inverse Russell 2000® Strategy Fund
A-Class	1.81%	5.00%	1,000.00	1,015.91	9.10
C-Class	2.56%	5.00%	1,000.00	1,012.17	12.84
H-Class	1.82%	5.00%	1,000.00	1,015.86	9.15

10 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Dow Jones Industrial Average® Fund
A-Class	1.64%	5.00%	$ 1,000.00	$ 1,016.75	$ 8.25
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
Government Long Bond 1.2x Strategy Fund
Investor Class	1.08%	5.00%	1,000.00	1,019.55	5.44
A-Class	1.33%	5.00%	1,000.00	1,018.30	6.69
C-Class	2.08%	5.00%	1,000.00	1,014.56	10.45
H-Class	1.33%	5.00%	1,000.00	1,018.30	6.69
Inverse Government Long Bond Strategy Fund
Investor Class	4.11%	5.00%	1,000.00	1,004.44	20.54
A-Class	4.36%	5.00%	1,000.00	1,003.19	21.77
C-Class	5.11%	5.00%	1,000.00	999.45	25.47
H-Class	4.36%	5.00%	1,000.00	1,003.19	21.77
High Yield Strategy Fund
A-Class	1.62%	5.00%	1,000.00	1,016.85	8.15
C-Class	2.37%	5.00%	1,000.00	1,013.11	11.89
H-Class	1.63%	5.00%	1,000.00	1,016.80	8.20
Inverse High Yield Strategy Fund
A-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
C-Class	2.36%	5.00%	1,000.00	1,013.16	11.85
H-Class	1.61%	5.00%	1,000.00	1,016.90	8.10
U.S. Government Money Market Fund
Money Market Class	1.07%	5.00%	1,000.00	1,019.60	5.39

[1]

This ratio represents annualized Net Expenses, which include interest expense related to securities short. Excluding short interest expense, the operating ratio of the Inverse Government Long Bond Strategy Fund would 1.52%, 1.77%, 2.51% and 1.77% for Investor Class, A-Class, C-Class, and H-Class, respectively. Excludes expenses of the underlying funds in which the Funds invest, if any.

[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2018 to March 31, 2019.

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

NOVA FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2019, Nova Fund Investor Class returned 10.34%, while the S&P 500 Index returned 9.50%. Nova Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the S&P 500 Index.

The sectors contributing the most to the performance of the underlying index for the period were Technology and Health Care. The Materials sector was the only detractor from return of the underlying index for the period. The Energy sector contributed the least.

Microsoft Corp., Amazon.com, Inc., and Apple, Inc. contributed the most to performance of the underlying index for the period. NVIDIA Corp., Bristol-Myers Squibb Co., and Schlumberger NV detracted the most from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund (effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund), Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by Guggenheim Investments. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the period, investment in the Cash Management Funds benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

12 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Inception Dates:
Investor Class	July 12, 1993
A-Class	March 31, 2004
C-Class	March 14, 2001
H-Class	September 18, 2014

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	4.7%
Guggenheim Ultra Short Duration Fund — Institutional Class	3.4%
Microsoft Corp.	2.6%
Apple, Inc.	2.4%
Guggenheim Strategy Fund III	2.2%
Amazon.com, Inc.	2.1%
Facebook, Inc. — Class A	1.1%
Berkshire Hathaway, Inc. — Class B	1.1%
Johnson & Johnson	1.1%
Alphabet, Inc. — Class C	1.0%
Top Ten Total	21.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
Investor Class Shares	10.34%	13.54%	21.57%
A-Class Shares	10.14%	13.27%	21.26%
A-Class Shares with sales charge‡	4.90%	12.17%	20.67%
C-Class Shares	9.31%	12.44%	20.37%
C-Class Shares with CDSC§	8.31%	12.44%	20.37%
S&P 500 Index	9.50%	10.91%	15.92%

	1 Year	Since Inception (09/18/14)
H-Class Shares	10.11%	11.95%
S&P 500 Index	9.50%	10.11%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	March 31, 2019
NOVA FUND

	Shares	Value

COMMON STOCKS† - 67.5%

Consumer, Non-cyclical - 15.1%
Johnson & Johnson	24,563	$3,433,662
Procter & Gamble Co.	23,073	2,400,746
Pfizer, Inc.	51,206	2,174,719
UnitedHealth Group, Inc.	8,568	2,118,524
Merck & Company, Inc.	23,807	1,980,028
Coca-Cola Co.	35,489	1,663,015
PepsiCo, Inc.	12,956	1,587,758
Abbott Laboratories	16,199	1,294,948
Philip Morris International, Inc.	14,338	1,267,336
Medtronic plc	12,370	1,126,660
PayPal Holdings, Inc.*	10,821	1,123,653
Amgen, Inc.	5,739	1,090,295
AbbVie, Inc.	13,133	1,058,388
Eli Lilly & Co.	7,966	1,033,668
Altria Group, Inc.	17,288	992,850
Thermo Fisher Scientific, Inc.	3,621	991,140
Danaher Corp.	5,795	765,056
Gilead Sciences, Inc.	11,764	764,778
Bristol-Myers Squibb Co.	15,059	718,465
Anthem, Inc.	2,370	680,142
Mondelez International, Inc. — Class A	13,320	664,934
CVS Health Corp.	11,963	645,165
Automatic Data Processing, Inc.	4,018	641,835
Becton Dickinson and Co.	2,482	619,830
Celgene Corp.*	6,478	611,135
Intuitive Surgical, Inc.*	1,056	602,532
Cigna Corp.	3,505	563,674
Stryker Corp.	2,853	563,525
Colgate-Palmolive Co.	7,947	544,687
Boston Scientific Corp.*	12,783	490,612
S&P Global, Inc.	2,181	459,210
Zoetis, Inc.	4,416	444,559
Vertex Pharmaceuticals, Inc.*	2,358	433,754
Biogen, Inc.*	1,814	428,793
Allergan plc	2,884	422,246
Illumina, Inc.*	1,356	421,296
Ecolab, Inc.	2,336	412,397
Kimberly-Clark Corp.	3,177	393,630
Edwards Lifesciences Corp.*	1,916	366,588
Baxter International, Inc.	4,396	357,439
Estee Lauder Companies, Inc. — Class A	2,013	333,252
Humana, Inc.	1,250	332,500
HCA Healthcare, Inc.	2,463	321,126
Regeneron Pharmaceuticals, Inc.*	723	296,878
Sysco Corp.	4,266	284,798
Alexion Pharmaceuticals, Inc.*	2,061	278,606
Moody’s Corp.	1,533	277,611
General Mills, Inc.	5,315	275,051
Constellation Brands, Inc. — Class A	1,536	269,307
Zimmer Biomet Holdings, Inc.	1,886	240,842
Archer-Daniels-Midland Co.	5,166	222,809
IQVIA Holdings, Inc.*	1,441	207,288
McKesson Corp.	1,769	207,079
Centene Corp.*	3,811	202,364
Verisk Analytics, Inc. — Class A	1,508	200,564
Global Payments, Inc.	1,454	198,500
Monster Beverage Corp.*	3,607	196,870
FleetCor Technologies, Inc.*	792	195,299
Clorox Co.	1,182	189,664
Align Technology, Inc.*	665	189,079
Tyson Foods, Inc. — Class A	2,723	189,058
Kraft Heinz Co.	5,736	187,280
IHS Markit Ltd.*	3,352	182,282
Kroger Co.	7,358	181,007
IDEXX Laboratories, Inc.*	793	177,315
McCormick & Company, Inc.	1,131	170,363
Church & Dwight Company, Inc.	2,268	161,550
Cintas Corp.	781	157,848
Hershey Co.	1,282	147,212
Total System Services, Inc.	1,501	142,610
Incyte Corp.*	1,639	140,970
Laboratory Corporation of America Holdings*	909	139,059
ResMed, Inc.	1,322	137,448
Mylan N.V.*	4,756	134,785
Cooper Companies, Inc.	455	134,757
Kellogg Co.	2,315	132,835
Cardinal Health, Inc.	2,749	132,364
Equifax, Inc.	1,113	131,890
Teleflex, Inc.	424	128,116
Gartner, Inc.*	827	125,439
WellCare Health Plans, Inc.*	461	124,355
Conagra Brands, Inc.	4,479	124,247
JM Smucker Co.	1,035	120,578
Hologic, Inc.*	2,470	119,548
ABIOMED, Inc.*	416	118,805
Varian Medical Systems, Inc.*	837	118,620
AmerisourceBergen Corp. — Class A	1,441	114,588
Hormel Foods Corp.	2,515	112,571
Quest Diagnostics, Inc.	1,238	111,321
Molson Coors Brewing Co. — Class B	1,731	103,254
Universal Health Services, Inc. — Class B	770	103,003
Dentsply Sirona, Inc.	2,053	101,808
Lamb Weston Holdings, Inc.	1,351	101,244
Avery Dennison Corp.	775	87,575
Henry Schein, Inc.*	1,396	83,914
United Rentals, Inc.*	734	83,860
Brown-Forman Corp. — Class B	1,531	80,806
Nielsen Holdings plc	3,278	77,590
Robert Half International, Inc.	1,098	71,546
Campbell Soup Co.[1]	1,777	67,757
DaVita, Inc.*	1,166	63,302
Rollins, Inc.	1,359	56,562
Perrigo Company plc	1,153	55,529
Nektar Therapeutics*	1,606	53,962
Quanta Services, Inc.	1,304	49,213
Coty, Inc. — Class A1	4,157	47,806
H&R Block, Inc.	1,896	45,390
Total Consumer, Non-cyclical		48,706,101

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
NOVA FUND

	Shares	Value

Financial - 11.8%
Berkshire Hathaway, Inc. — Class B*	17,935	$3,602,962
JPMorgan Chase & Co.	30,161	3,053,198
Visa, Inc. — Class A	16,142	2,521,219
Bank of America Corp.	82,849	2,285,804
Mastercard, Inc. — Class A	8,326	1,960,357
Wells Fargo & Co.	37,765	1,824,805
Citigroup, Inc.	21,689	1,349,490
American Tower Corp. — Class A REIT	3,978	783,905
American Express Co.	6,378	697,115
U.S. Bancorp	13,877	668,733
Chubb Ltd.	4,228	592,258
Goldman Sachs Group, Inc.	3,066	588,641
CME Group, Inc. — Class A	3,300	543,114
Simon Property Group, Inc. REIT	2,850	519,298
PNC Financial Services Group, Inc.	4,184	513,209
Morgan Stanley	11,978	505,472
Crown Castle International Corp. REIT	3,833	490,624
BlackRock, Inc. — Class A	1,122	479,509
Charles Schwab Corp.	10,941	467,837
Marsh & McLennan Companies, Inc.	4,659	437,480
Prologis, Inc. REIT	5,814	418,317
Bank of New York Mellon Corp.	8,102	408,584
Intercontinental Exchange, Inc.	5,243	399,202
Progressive Corp.	5,385	388,205
Aon plc	2,214	377,930
MetLife, Inc.	8,829	375,851
Capital One Financial Corp.	4,315	352,492
Equinix, Inc. REIT	768	348,027
Prudential Financial, Inc.	3,772	346,571
Aflac, Inc.	6,921	346,050
American International Group, Inc.	8,020	345,341
BB&T Corp.	7,043	327,711
Travelers Companies, Inc.	2,300	315,468
Public Storage REIT	1,384	301,408
Allstate Corp.	3,062	288,379
Welltower, Inc. REIT	3,564	276,566
Equity Residential REIT	3,412	256,992
AvalonBay Communities, Inc. REIT	1,278	256,533
SunTrust Banks, Inc.	4,088	242,214
State Street Corp.	3,492	229,808
Digital Realty Trust, Inc. REIT	1,917	228,123
T. Rowe Price Group, Inc.	2,179	218,162
Discover Financial Services	3,029	215,544
Ventas, Inc. REIT	3,285	209,616
Willis Towers Watson plc	1,191	209,199
SBA Communications Corp. REIT*	1,035	206,648
Realty Income Corp. REIT	2,802	206,115
M&T Bank Corp.	1,278	200,672
Synchrony Financial	6,023	192,134
Boston Properties, Inc. REIT	1,425	190,779
Northern Trust Corp.	2,014	182,086
Weyerhaeuser Co. REIT	6,885	181,351
Fifth Third Bancorp	7,096	178,961
Essex Property Trust, Inc. REIT[1]	606	175,279
Hartford Financial Services Group, Inc.	3,315	164,822
Ameriprise Financial, Inc.	1,250	160,125
First Republic Bank	1,520	152,699
Alexandria Real Estate Equities, Inc. REIT	1,040	148,262
KeyCorp	9,304	146,538
CBRE Group, Inc. — Class A*	2,881	142,465
Citizens Financial Group, Inc.	4,246	137,995
HCP, Inc. REIT	4,407	137,939
Regions Financial Corp.	9,387	132,826
Arthur J Gallagher & Co.	1,695	132,380
Host Hotels & Resorts, Inc. REIT	6,830	129,087
Huntington Bancshares, Inc.	9,655	122,425
Loews Corp.	2,527	121,119
Cincinnati Financial Corp.	1,398	120,088
Principal Financial Group, Inc.	2,387	119,804
Extra Space Storage, Inc. REIT	1,174	119,642
UDR, Inc. REIT	2,542	115,559
Mid-America Apartment Communities, Inc. REIT	1,050	114,797
Lincoln National Corp.	1,884	110,591
SVB Financial Group*	485	107,845
Vornado Realty Trust REIT	1,599	107,837
Comerica, Inc.	1,467	107,560
E*TRADE Financial Corp.	2,272	105,489
Regency Centers Corp. REIT	1,545	104,272
Duke Realty Corp. REIT	3,313	101,312
Cboe Global Markets, Inc.	1,035	98,780
Federal Realty Investment Trust REIT	686	94,565
Raymond James Financial, Inc.	1,171	94,160
Iron Mountain, Inc. REIT	2,641	93,650
Nasdaq, Inc.	1,068	93,439
Franklin Resources, Inc.	2,726	90,340
Everest Re Group Ltd.	375	80,985
Zions Bancorp North America	1,717	77,969
Torchmark Corp.	935	76,623
Western Union Co.	4,020	74,249
Alliance Data Systems Corp.	420	73,492
Apartment Investment & Management Co. — Class A REIT	1,450	72,931
Kimco Realty Corp. REIT	3,887	71,910
Invesco Ltd.	3,662	70,713
SL Green Realty Corp. REIT	772	69,418
Unum Group	1,980	66,983
People’s United Financial, Inc.	3,483	57,260
Affiliated Managers Group, Inc.	480	51,413
Jefferies Financial Group, Inc.	2,426	45,585
Assurant, Inc.	474	44,987
Macerich Co. REIT	976	42,310
Brighthouse Financial, Inc.*	1,076	39,048
Total Financial		38,025,636

Technology - 11.2%
Microsoft Corp.	70,763	8,345,788
Apple, Inc.	41,316	7,847,974
Intel Corp.	41,477	2,227,315
Oracle Corp.	23,502	1,262,292
International Business Machines Corp.	8,207	1,158,008
Adobe, Inc.*	4,308	1,148,039

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
NOVA FUND

	Shares	Value

salesforce.com, Inc.*	7,056	$1,117,459
Broadcom, Inc.	3,653	1,098,494
Accenture plc — Class A	5,879	1,034,821
NVIDIA Corp.	5,589	1,003,561
Texas Instruments, Inc.	8,656	918,142
QUALCOMM, Inc.	11,163	636,626
Intuit, Inc.	2,390	624,770
Micron Technology, Inc.*	10,340	427,352
Cognizant Technology Solutions Corp. — Class A	5,304	384,275
Analog Devices, Inc.	3,397	357,602
Applied Materials, Inc.	8,757	347,303
Fidelity National Information Services, Inc.	2,978	336,812
Activision Blizzard, Inc.	7,045	320,759
Fiserv, Inc.*	3,612	318,867
Autodesk, Inc.*	2,020	314,756
Red Hat, Inc.*	1,630	297,801
Xilinx, Inc.	2,335	296,055
Electronic Arts, Inc.*	2,763	280,804
HP, Inc.	14,144	274,818
Lam Research Corp.	1,407	251,867
Paychex, Inc.	2,948	236,430
Advanced Micro Devices, Inc.*	8,126	207,375
Hewlett Packard Enterprise Co.	12,700	195,961
KLA-Tencor Corp.	1,524	181,981
Microchip Technology, Inc.[1]	2,186	181,350
Cerner Corp.*	2,992	171,172
Cadence Design Systems, Inc.*	2,586	164,237
Synopsys, Inc.*	1,381	159,022
NetApp, Inc.	2,278	157,956
MSCI, Inc. — Class A	778	154,697
DXC Technology Co.	2,339	150,421
ANSYS, Inc.*	773	141,235
Maxim Integrated Products, Inc.	2,522	134,095
Skyworks Solutions, Inc.	1,605	132,380
Western Digital Corp.	2,683	128,945
Citrix Systems, Inc.	1,154	115,008
Seagate Technology plc	2,365	113,260
Fortinet, Inc.*	1,338	112,352
Broadridge Financial Solutions, Inc.	1,067	110,637
Akamai Technologies, Inc.*	1,505	107,924
Jack Henry & Associates, Inc.	712	98,783
Take-Two Interactive Software, Inc.*	1,044	98,522
Qorvo, Inc.*	1,123	80,553
Xerox Corp.	1,843	58,939
IPG Photonics Corp.*	327	49,632
Total Technology		36,075,227

Communications - 10.1%
Amazon.com, Inc.*	3,806	6,777,534
Facebook, Inc. — Class A*	22,002	3,667,513
Alphabet, Inc. — Class C*	2,835	3,326,334
Alphabet, Inc. — Class A*	2,761	3,249,393
Verizon Communications, Inc.	38,111	2,253,503
Cisco Systems, Inc.	40,601	2,192,048
AT&T, Inc.	67,188	2,107,016
Walt Disney Co.	16,102	1,787,800
Comcast Corp. — Class A	41,657	1,665,447
Netflix, Inc.*	4,027	1,435,867
Booking Holdings, Inc.*	415	724,138
Charter Communications, Inc. — Class A*	1,600	555,056
eBay, Inc.	7,932	294,594
Corning, Inc.	7,257	240,207
Twitter, Inc.*	6,719	220,921
Motorola Solutions, Inc.	1,511	212,175
VeriSign, Inc.*	972	176,476
CBS Corp. — Class B	3,207	152,429
Arista Networks, Inc.*	482	151,570
Omnicom Group, Inc.	2,063	150,578
Symantec Corp.	5,896	135,549
Expedia Group, Inc.	1,078	128,282
Fox Corp. — Class A*	3,254	119,454
CenturyLink, Inc.	8,771	105,164
Viacom, Inc. — Class B	3,262	91,564
F5 Networks, Inc.*	548	85,998
Juniper Networks, Inc.	3,209	84,942
Discovery, Inc. — Class C*	3,324	84,496
Interpublic Group of Companies, Inc.	3,550	74,586
DISH Network Corp. — Class A*	2,116	67,056
Fox Corp. — Class B*	1,498	53,748
TripAdvisor, Inc.*	948	48,775
News Corp. — Class A	3,554	44,212
Discovery, Inc. — Class A*,1	1,448	39,125
News Corp. — Class B	1,142	14,264
Total Communications		32,517,814

Industrial - 6.3%
Boeing Co.	4,846	1,848,361
Union Pacific Corp.	6,667	1,114,722
3M Co.	5,311	1,103,520
Honeywell International, Inc.	6,725	1,068,737
United Technologies Corp.	7,476	963,582
General Electric Co.	80,289	802,087
United Parcel Service, Inc. — Class B	6,419	717,259
Caterpillar, Inc.	5,119	693,573
Lockheed Martin Corp.	2,159	648,045
CSX Corp.	7,147	534,739
Raytheon Co.	2,603	473,954
Norfolk Southern Corp.	2,467	461,058
Deere & Co.	2,843	454,425
General Dynamics Corp.	2,499	423,031
Northrop Grumman Corp.	1,566	422,194
FedEx Corp.	2,215	401,823
Illinois Tool Works, Inc.	2,784	399,587
Emerson Electric Co.	5,669	388,157
Waste Management, Inc.	3,596	373,660
Roper Technologies, Inc.	951	325,214
Eaton Corporation plc	3,907	314,748
Johnson Controls International plc	8,418	310,961
Amphenol Corp. — Class A	2,749	259,616
TE Connectivity Ltd.	3,032	244,834
Ingersoll-Rand plc	2,234	241,160
Agilent Technologies, Inc.	2,929	235,433
Fortive Corp.	2,716	227,845

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
NOVA FUND

	Shares	Value

Cummins, Inc.	1,335	$210,756
Parker-Hannifin Corp.	1,193	204,743
TransDigm Group, Inc.*	449	203,842
Rockwell Automation, Inc.	1,103	193,532
Stanley Black & Decker, Inc.	1,396	190,093
Ball Corp.	3,084	178,440
AMETEK, Inc.	2,095	173,822
Harris Corp.	1,088	173,764
Waters Corp.*	660	166,129
Mettler-Toledo International, Inc.*	229	165,567
Republic Services, Inc. — Class A	1,987	159,715
Keysight Technologies, Inc.*	1,732	151,030
L3 Technologies, Inc.	731	150,856
Vulcan Materials Co.	1,216	143,974
Xylem, Inc.	1,656	130,890
Dover Corp.	1,337	125,411
Expeditors International of Washington, Inc.	1,583	120,150
Martin Marietta Materials, Inc.	576	115,880
CH Robinson Worldwide, Inc.	1,262	109,781
Textron, Inc.	2,165	109,679
Kansas City Southern	931	107,977
Masco Corp.	2,716	106,766
PerkinElmer, Inc.	1,022	98,480
Garmin Ltd.	1,118	96,539
Wabtec Corp.	1,228	90,528
Westrock Co.	2,355	90,315
Packaging Corporation of America	850	84,473
Jacobs Engineering Group, Inc.	1,081	81,280
J.B. Hunt Transport Services, Inc.	802	81,235
Snap-on, Inc.[1]	513	80,295
Huntington Ingalls Industries, Inc.	383	79,358
Allegion plc	871	79,008
Arconic, Inc.	3,981	76,077
AO Smith Corp.	1,308	69,743
Sealed Air Corp.	1,435	66,096
Pentair plc	1,454	64,718
Fortune Brands Home & Security, Inc.	1,296	61,702
FLIR Systems, Inc.	1,249	59,428
Flowserve Corp.[1]	1,208	54,529
Fluor Corp.	1,287	47,362
Total Industrial		20,206,288

Consumer, Cyclical - 5.7%
Home Depot, Inc.	10,418	1,999,110
McDonald’s Corp.	7,059	1,340,504
Walmart, Inc.	13,130	1,280,569
Costco Wholesale Corp.	4,063	983,815
NIKE, Inc. — Class B	11,610	977,678
Starbucks Corp.	11,470	852,680
Lowe’s Companies, Inc.	7,388	808,764
TJX Companies, Inc.	11,414	607,339
Walgreens Boots Alliance, Inc.	7,396	467,945
General Motors Co.	12,090	448,539
Target Corp.	4,813	386,291
Marriott International, Inc. — Class A	2,600	325,234
Ross Stores, Inc.	3,418	318,216
Ford Motor Co.	36,042	316,449
Delta Air Lines, Inc.	5,699	294,353
Yum! Brands, Inc.	2,826	282,063
O’Reilly Automotive, Inc.*	723	280,741
Dollar General Corp.	2,296	273,913
VF Corp.	2,992	260,035
Southwest Airlines Co.	4,588	238,163
AutoZone, Inc.*	230	235,548
Dollar Tree, Inc.*	2,195	230,563
Hilton Worldwide Holdings, Inc.	2,701	224,480
PACCAR, Inc.	3,198	217,911
Aptiv plc	2,398	190,617
Carnival Corp.	3,693	187,309
Ulta Beauty, Inc.*	520	181,340
Royal Caribbean Cruises Ltd.	1,582	181,329
Fastenal Co.	2,639	169,714
United Continental Holdings, Inc.*	2,066	164,826
Chipotle Mexican Grill, Inc. — Class A*	224	159,109
Best Buy Company, Inc.	2,159	153,419
Genuine Parts Co.	1,346	150,792
Darden Restaurants, Inc.	1,139	138,354
DR Horton, Inc.	3,134	129,685
Lennar Corp. — Class A	2,637	129,450
WW Grainger, Inc.	416	125,187
MGM Resorts International	4,705	120,730
American Airlines Group, Inc.	3,686	117,068
Advance Auto Parts, Inc.	661	112,720
Copart, Inc.*	1,852	112,213
Norwegian Cruise Line Holdings Ltd.*	2,007	110,305
CarMax, Inc.*	1,569	109,516
Tractor Supply Co.	1,119	109,393
Wynn Resorts Ltd.	893	106,553
Tiffany & Co.	1,001	105,656
Kohl’s Corp.	1,523	104,737
Hasbro, Inc.	1,068	90,801
Tapestry, Inc.	2,675	86,911
PVH Corp.	699	85,243
LKQ Corp.*	2,903	82,387
Whirlpool Corp.	587	78,006
BorgWarner, Inc.	1,916	73,594
Mohawk Industries, Inc.*	567	71,527
Macy’s, Inc.	2,836	68,149
PulteGroup, Inc.	2,352	65,762
Capri Holdings Ltd.*	1,408	64,416
Alaska Air Group, Inc.	1,136	63,752
Foot Locker, Inc.	1,041	63,085
Ralph Lauren Corp. — Class A	486	63,025
Hanesbrands, Inc.	3,334	59,612
L Brands, Inc.	2,106	58,083
Newell Brands, Inc.	3,588	55,040
Harley-Davidson, Inc.	1,472	52,491
Gap, Inc.	1,970	51,575
Leggett & Platt, Inc.	1,209	51,044
Nordstrom, Inc.	1,008	44,735
Mattel, Inc.*,1	3,186	41,418
Under Armour, Inc. — Class A*,1	1,732	36,614

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
NOVA FUND

	Shares	Value

Under Armour, Inc. — Class C*	1,776	$33,513
Total Consumer, Cyclical		18,261,708

Energy - 3.7%
Exxon Mobil Corp.	39,079	3,157,583
Chevron Corp.	17,161	2,113,892
ConocoPhillips	10,463	698,301
Schlumberger Ltd.	12,783	556,955
EOG Resources, Inc.	5,161	491,224
Occidental Petroleum Corp.	6,913	457,641
Marathon Petroleum Corp.	6,213	371,848
Phillips 66	3,869	368,213
Kinder Morgan, Inc.	17,955	359,279
Valero Energy Corp.	3,852	326,765
Williams Companies, Inc.	11,169	320,774
ONEOK, Inc.	3,796	265,113
Pioneer Natural Resources Co.	1,553	236,491
Halliburton Co.	8,048	235,806
Anadarko Petroleum Corp.	4,608	209,572
Concho Resources, Inc.	1,850	205,276
Diamondback Energy, Inc.	1,425	144,680
Hess Corp.	2,348	141,420
Baker Hughes a GE Co.	4,735	131,254
Devon Energy Corp.	4,043	127,597
Marathon Oil Corp.	7,549	126,144
Apache Corp.	3,462	119,993
Noble Energy, Inc.	4,460	110,296
Cabot Oil & Gas Corp. — Class A	3,905	101,920
National Oilwell Varco, Inc.	3,537	94,226
TechnipFMC plc	3,924	92,293
HollyFrontier Corp.	1,449	71,392
Cimarex Energy Co.	936	65,426
Helmerich & Payne, Inc.	1,009	56,060
Total Energy		11,757,434

Utilities - 2.2%
NextEra Energy, Inc.	4,410	852,541
Duke Energy Corp.	6,705	603,450
Dominion Energy, Inc.	7,372	565,138
Southern Co.	9,362	483,828
Exelon Corp.	8,944	448,363
American Electric Power Company, Inc.	4,550	381,062
Sempra Energy	2,528	318,174
Public Service Enterprise Group, Inc.	4,662	276,969
Xcel Energy, Inc.	4,743	266,604
Consolidated Edison, Inc.	2,961	251,122
WEC Energy Group, Inc.	2,910	230,123
PPL Corp.	6,649	211,039
DTE Energy Co.	1,678	209,314
Eversource Energy	2,924	207,458
FirstEnergy Corp.	4,645	193,278
Edison International	3,005	186,070
American Water Works Company, Inc.	1,667	173,802
Entergy Corp.	1,749	167,257
Ameren Corp.	2,256	165,929
CMS Energy Corp.	2,614	145,182
CenterPoint Energy, Inc.	4,623	141,926
Evergy, Inc.	2,349	136,359
Atmos Energy Corp.	1,078	110,958
AES Corp.	6,109	110,451
NRG Energy, Inc.	2,592	110,108
Alliant Energy Corp.	2,177	102,602
Pinnacle West Capital Corp.	1,034	98,830
NiSource, Inc.	3,436	98,476
Total Utilities		7,246,413

Basic Materials - 1.4%
DowDuPont, Inc.	20,138	1,073,557
Linde plc	4,893	860,825
Air Products & Chemicals, Inc.	2,026	386,885
Sherwin-Williams Co.	751	323,463
PPG Industries, Inc.	2,176	245,605
LyondellBasell Industries N.V. — Class A	2,807	236,013
Newmont Mining Corp.	4,913	175,738
Freeport-McMoRan, Inc.	13,365	172,275
International Paper Co.	3,691	170,783
Nucor Corp.	2,817	164,372
International Flavors & Fragrances, Inc.	934	120,290
Celanese Corp. — Class A	1,182	116,557
Eastman Chemical Co.	1,289	97,809
FMC Corp.	1,238	95,103
Mosaic Co.	3,271	89,331
CF Industries Holdings, Inc.	2,056	84,049
Albemarle Corp.	975	79,931
Total Basic Materials		4,492,586

Total Common Stocks
(Cost $197,722,755)		217,289,207

MUTUAL FUNDS† - 10.2%
Guggenheim Strategy Fund II2	614,343	15,241,850
Guggenheim Ultra Short Duration Fund — Institutional Class[2,3]	1,087,043	10,837,820
Guggenheim Strategy Fund III[2]	279,864	6,937,830
Total Mutual Funds
(Cost $33,092,266)		33,017,500

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
NOVA FUND

	Face Amount	Value

U.S. TREASURY BILLS†† - 8.5%
U.S. Treasury Bills
0.58% due 04/02/19[4,5]	$20,000,000	$19,998,682
2.31% due 04/02/19[4,5]	4,115,000	4,114,729
2.39% due 05/07/19[5,6]	3,200,000	3,192,365
Total U.S. Treasury Bills
(Cost $27,305,776)		27,305,776

REPURCHASE AGREEMENTS††,7 - 19.4%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[6]	42,327,341	42,327,341
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[6]	10,581,835	10,581,835
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[6]	9,477,911	9,477,911
Total Repurchase Agreements
(Cost $62,387,087)		62,387,087

	Shares

SECURITIES LENDING COLLATERAL†,8 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[9]	459,122	459,122
Total Securities Lending Collateral
(Cost $459,122)		459,122

Total Investments - 105.7%
(Cost $320,967,006)		$340,458,692
Other Assets & Liabilities, net - (5.7)%		(18,350,867)
Total Net Assets - 100.0%		$322,107,825

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	703	Jun 2019	$99,755,700	$2,979,682

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
BNP Paribas	S&P 500 Index	2.95%	At Maturity	04/29/19	22,207	$62,942,845	$588,759
Goldman Sachs International	S&P 500 Index	2.91%	At Maturity	04/29/19	24,152	68,457,090	384,989
Barclays Bank plc	S&P 500 Index	2.87%	At Maturity	04/30/19	12,323	34,928,711	357,741
						$166,328,646	$1,331,489

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 7.
[2]	Affiliated issuer.
[3]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2019.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2019.
[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7-day yield as of March 31, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
NOVA FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$217,289,207	$—	$—	$217,289,207
Mutual Funds	33,017,500	—	—	33,017,500
U.S. Treasury Bills	—	27,305,776	—	27,305,776
Repurchase Agreements	—	62,387,087	—	62,387,087
Securities Lending Collateral	459,122	—	—	459,122
Equity Futures Contracts**	2,979,682	—	—	2,979,682
Equity Index Swap Agreements**	—	1,331,489	—	1,331,489
Total Assets	$253,745,511	$91,024,352	$—	$344,769,863

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19	Shares 03/31/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$15,566,412	$—	$(200,000)	$(1,774)	$(122,788)	$15,241,850	614,343	$471,672	$8,295
Guggenheim Strategy Fund III	7,004,998	—	—	—	(67,168)	6,937,830	279,864	217,172	261
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	12,074,916	10,799,999	(12,000,000)	20,755	(57,850)	10,837,820	1,087,043	271,373	6,580
	$34,646,326	$10,799,999	$(12,200,000)	$18,981	$(247,806)	$33,017,500		$960,217	$15,136

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments in unaffiliated issuers, at value - including $451,671 of securities loaned (cost $225,487,653)	$245,054,105
Investments in affiliated issuers, at value (cost $33,092,266)	33,017,500
Repurchase agreements, at value (cost $62,387,087)	62,387,087
Segregated cash with broker	204,640
Unrealized appreciation on swap agreements	1,331,489
Receivables:
Variation margin on futures contracts	589,171
Fund shares sold	536,590
Dividends	254,270
Interest	13,139
Securities lending income	6,581
Total assets	343,394,572

Liabilities:
Payable for:
Securities purchased	19,998,708
Return of securities lending collateral	459,122
Fund shares redeemed	258,971
Management fees	208,117
Transfer agent and administrative fees	70,125
Portfolio accounting fees	26,346
Distribution and service fees	18,723
Swap settlement	14,047
Trustees’ fees*	6,768
Miscellaneous	225,820
Total liabilities	21,286,747
Commitments and contingent liabilities (Note 13)	—
Net assets	$322,107,825

Net assets consist of:
Paid in capital	$331,408,367
Total distributable earnings (loss)	(9,300,542)
Net assets	$322,107,825

Investor Class:
Net assets	$242,831,215
Capital shares outstanding	3,160,727
Net asset value per share	$76.83

A-Class:
Net assets	$26,022,233
Capital shares outstanding	365,060
Net asset value per share	$71.28
Maximum offering price per share (Net asset value divided by 95.25%)	$74.83

C-Class:
Net assets	$4,164,651
Capital shares outstanding	65,953
Net asset value per share	$63.15

H-Class:
Net assets	$49,089,726
Capital shares outstanding	688,006
Net asset value per share	$71.35

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

NOVA FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$4,830,223
Dividends from securities of affiliated issuers	960,217
Interest	1,403,818
Income from securities lending, net	8,746
Total investment income	7,203,004

Expenses:
Management fees	2,696,949
Distribution and service fees:
A-Class	68,733
C-Class	65,933
H-Class	70,928
Transfer agent and administrative fees	898,983
Portfolio accounting fees	327,168
Registration fees	262,764
Trustees’ fees*	128,546
Custodian fees	50,164
Line of credit fees	3,147
Miscellaneous	496,979
Total expenses	5,070,294
Less:
Expenses waived by Adviser	(6,187)
Net expenses	5,064,107
Net investment income	2,138,897

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$5,142,084
Investments in affiliated issuers	18,981
Distributions received from affiliated investment company shares	15,136
Swap agreements	6,409,127
Futures contracts	(4,341,955)
Net realized gain	7,243,373
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	16,055,117
Investments in affiliated issuers	(247,806)
Swap agreements	607,924
Futures contracts	14,955,565
Net change in unrealized appreciation (depreciation)	31,370,800
Net realized and unrealized gain	38,614,173
Net increase in net assets resulting from operations	$40,753,070

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,138,897	$1,415,244
Net realized gain on investments	7,243,373	27,558,718
Net change in unrealized appreciation (depreciation) on investments	31,370,800	(9,493,098)
Net increase in net assets resulting from operations	40,753,070	19,480,864

Distributions to shareholders:
Investor Class	—	(6,795,011)[1]
A-Class	—	(771,831)[1]
C-Class	—	(231,394)[1]
H-Class	—	(992,340)[1]
Total distributions to shareholders	—	(8,790,576)

Capital share transactions:
Proceeds from sale of shares
Investor Class	3,267,814,139	5,321,958,804
A-Class	284,034,909	552,519,350
C-Class	17,370,012	6,061,928
H-Class	512,367,614	773,850,416
Distributions reinvested
Investor Class	—	6,543,258
A-Class	—	770,142
C-Class	—	230,680
H-Class	—	982,950
Cost of shares redeemed
Investor Class	(3,509,187,067)	(4,958,949,514)
A-Class	(296,190,807)	(521,933,815)
C-Class	(23,997,212)	(7,366,927)
H-Class	(496,652,060)	(769,012,881)
Net increase (decrease) from capital share transactions	(244,440,472)	405,654,391
Net increase (decrease) in net assets	(203,687,402)	416,344,679

Net assets:
Beginning of year	525,795,227	109,450,548
End of year	$322,107,825	$525,795,227

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

NOVA FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2019	Year Ended March 29, 2018
Capital share activity:
Shares sold
Investor Class	44,886,045	78,243,245
A-Class	4,152,405	8,822,862
C-Class	281,514	103,127
H-Class	7,575,202	12,383,133
Shares issued from reinvestment of distributions
Investor Class	—	92,904
A-Class	—	11,758
C-Class	—	3,937
H-Class	—	14,989
Shares redeemed
Investor Class	(48,213,160)	(73,154,099)
A-Class	(4,329,588)	(8,355,177)
C-Class	(387,815)	(126,143)
H-Class	(7,334,463)	(12,266,372)
Net increase (decrease) in shares	(3,369,860)	5,774,164

[1]	For the year ended March 29, 2018, the distributions from net investment income and net realized gains were as follows (see Note 11).

Net investment income
Investor Class	$(109,653)
A-Class	(12,455)
C-Class	(3,734)
H-Class	(16,013)

Net realized gains
Investor Class	$(6,685,358)
A-Class	(759,376)
C-Class	(227,660)
H-Class	(976,327)

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOVA FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$69.63	$60.14	$49.18	$49.42	$42.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.48	.40	.08	.07	.14
Net gain (loss) on investments (realized and unrealized)	6.72	10.50	11.56	(.25)	7.18
Total from investment operations	7.20	10.90	11.64	(.18)	7.32
Less distributions from:
Net investment income	—	(.02)	(.02)	(.06)	(.05)
Net realized gains	—	(1.39)	(.66)	—	—
Total distributions	—	(1.41)	(.68)	(.06)	(.05)
Net asset value, end of period	$76.83	$69.63	$60.14	$49.18	$49.42

Total Return	10.34%	18.09%	23.84%	(0.36%)	17.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$242,831	$451,764	$78,531	$164,820	$136,800
Ratios to average net assets:
Net investment income (loss)	0.65%	0.58%	0.15%	0.14%	0.31%
Total expenses[b]	1.35%	1.26%	1.28%	1.25%	1.27%
Net expenses[c]	1.35%	1.26%	1.28%	1.25%	1.27%
Portfolio turnover rate	1,078%	2,067%	1,288%	619%	403%

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$64.72	$56.18	$46.08	$46.40	$39.67
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	.25	(.02)	(.05)	.02
Net gain (loss) on investments (realized and unrealized)	6.28	9.70	10.80	(.21)	6.76
Total from investment operations	6.56	9.95	10.78	(.26)	6.78
Less distributions from:
Net investment income	—	(.02)	(.02)	(.06)	(.05)
Net realized gains	—	(1.39)	(.66)	—	—
Total distributions	—	(1.41)	(.68)	(.06)	(.05)
Net asset value, end of period	$71.28	$64.72	$56.18	$46.08	$46.40

Total Return[d]	10.14%	17.68%	23.57%	(0.56%)	17.09%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$26,022	$35,094	$3,528	$13,626	$3,930
Ratios to average net assets:
Net investment income (loss)	0.41%	0.39%	(0.05%)	(0.11%)	0.05%
Total expenses[b]	1.60%	1.51%	1.53%	1.51%	1.52%
Net expenses[c]	1.60%	1.51%	1.53%	1.51%	1.52%
Portfolio turnover rate	1,078%	2,067%	1,288%	619%	403%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

NOVA FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$57.77	$50.57	$41.86	$42.50	$36.62
Income (loss) from investment operations:
Net investment income (loss)[a]	(0.20)	(.27)	(.40)	(.34)	(.28)
Net gain (loss) on investments (realized and unrealized)	5.58	8.88	9.79	(.24)	6.21
Total from investment operations	5.38	8.61	9.39	(.58)	5.93
Less distributions from:
Net investment income	—	(.02)	(.02)	(.06)	(.05)
Net realized gains	—	(1.39)	(.66)	—	—
Total distributions	—	(1.41)	(.68)	(.06)	(.05)
Net asset value, end of period	$63.15	$57.77	$50.57	$41.86	$42.50

Total Return[d]	9.31%	17.01%	22.60%	(1.36%)	16.19%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,165	$9,952	$9,676	$11,090	$11,993
Ratios to average net assets:
Net investment income (loss)	(0.33%)	(0.48%)	(0.89%)	(0.83%)	(0.70%)
Total expenses[b]	2.35%	2.28%	2.27%	2.26%	2.27%
Net expenses[c]	2.35%	2.28%	2.27%	2.26%	2.27%
Portfolio turnover rate	1,078%	2,067%	1,288%	619%	403%

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$64.80	$56.15	$46.06	$46.40	$44.40
Income (loss) from investment operations:
Net investment income (loss)[a]	.30	.19	(.07)	(.06)	.02
Net gain (loss) on investments (realized and unrealized)	6.25	9.87	10.84	(.22)	2.03
Total from investment operations	6.55	10.06	10.77	(.28)	2.05
Less distributions from:
Net investment income	—	(.02)	(.02)	(.06)	(.05)
Net realized gains	—	(1.39)	(.66)	—	—
Total distributions	—	(1.41)	(.68)	(.06)	(.05)
Net asset value, end of period	$71.35	$64.80	$56.15	$46.06	$46.40

Total Return	10.11%	17.88%	23.56%	(0.60%)	4.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$49,090	$28,985	$17,716	$13,938	$1,692
Ratios to average net assets:
Net investment income (loss)	0.44%	0.30%	(0.15%)	(0.14%)	0.08%
Total expenses[b]	1.61%	1.52%	1.52%	1.51%	1.51%
Net expenses[c]	1.61%	1.52%	1.52%	1.51%	1.51%
Portfolio turnover rate	1,078%	2,067%	1,288%	619%	403%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

S&P 500® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the S&P 500® Index (the “underlying index”).

For the one-year period ended March 31, 2019, S&P 500® Fund H-Class returned 7.59%, while the S&P 500 Index returned 9.50%. S&P 500 Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the S&P 500 Index.

The sectors contributing the most to the performance of the underlying index for the period were Technology and Health Care. The Materials sector was the only detractor from return of the underlying index for the period. The Energy sector contributed the least.

Microsoft Corp., Amazon.com, Inc., and Apple, Inc. contributed the most to performance of the underlying index for the period. NVIDIA Corp., Bristol-Myers Squibb Co., and Schlumberger NV detracted the most from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	3.2%
Apple, Inc.	3.0%
Amazon.com, Inc.	2.6%
Facebook, Inc. — Class A	1.4%
Berkshire Hathaway, Inc. — Class B	1.4%
Johnson & Johnson	1.3%
Alphabet, Inc. — Class C	1.3%
Alphabet, Inc. — Class A	1.2%
Exxon Mobil Corp.	1.2%
JPMorgan Chase & Co.	1.2%
Top Ten Total	17.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	7.59%	9.06%	14.05%
A-Class Shares with sales charge‡	2.48%	8.00%	13.49%
C-Class Shares	6.78%	8.23%	13.17%
C-Class Shares with CDSC§	5.78%	8.23%	13.17%
H-Class Shares	7.59%	9.05%	14.05%
S&P 500 Index	9.50%	10.91%	15.92%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

28 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2019
S&P 500® FUND

	Shares	Value

COMMON STOCKS† - 83.4%

Consumer, Non-cyclical - 18.7%
Johnson & Johnson	14,576	$2,037,579
Procter & Gamble Co.	13,692	1,424,653
UnitedHealth Group, Inc.	5,235	1,294,406
Pfizer, Inc.	30,387	1,290,536
Merck & Company, Inc.	14,128	1,175,026
Coca-Cola Co.	21,060	986,872
PepsiCo, Inc.	7,688	942,164
Abbott Laboratories	9,613	768,463
Philip Morris International, Inc.	8,508	752,022
Medtronic plc	7,341	668,618
PayPal Holdings, Inc.*	6,421	666,757
AbbVie, Inc.	8,049	648,669
Amgen, Inc.	3,406	647,072
Eli Lilly & Co.	4,716	611,948
Thermo Fisher Scientific, Inc.	2,197	601,363
Altria Group, Inc.	10,259	589,174
Danaher Corp.	3,439	454,017
Gilead Sciences, Inc.	6,981	453,835
Bristol-Myers Squibb Co.	8,936	426,337
Anthem, Inc.	1,407	403,781
Mondelez International, Inc. — Class A	7,904	394,568
CVS Health Corp.	7,099	382,849
Automatic Data Processing, Inc.	2,384	380,820
Becton Dickinson and Co.	1,472	367,603
Celgene Corp.*	3,844	362,643
Intuitive Surgical, Inc.*	627	357,754
Cigna Corp.	2,080	334,506
Stryker Corp.	1,693	334,401
Colgate-Palmolive Co.	4,716	323,235
Boston Scientific Corp.*	7,586	291,151
S&P Global, Inc.	1,357	285,716
Zoetis, Inc.	2,620	263,755
Vertex Pharmaceuticals, Inc.*	1,399	257,346
Biogen, Inc.*	1,077	254,581
Allergan plc	1,711	250,507
Illumina, Inc.*	805	250,105
Ecolab, Inc.	1,386	244,684
Kimberly-Clark Corp.	1,885	233,552
Edwards Lifesciences Corp.*	1,137	217,542
Baxter International, Inc.	2,609	212,138
Estee Lauder Companies, Inc. — Class A	1,195	197,832
Humana, Inc.	742	197,372
HCA Healthcare, Inc.	1,462	190,616
Regeneron Pharmaceuticals, Inc.*	429	176,156
Sysco Corp.	2,577	172,040
General Mills, Inc.	3,256	168,498
Alexion Pharmaceuticals, Inc.*	1,223	165,325
Moody’s Corp.	910	164,792
Constellation Brands, Inc. — Class A	911	159,726
Zimmer Biomet Holdings, Inc.	1,119	142,896
Archer-Daniels-Midland Co.	3,066	132,237
IQVIA Holdings, Inc.*	863	124,142
McKesson Corp.	1,050	122,913
Centene Corp.*	2,261	120,059
Verisk Analytics, Inc. — Class A	895	119,035
Global Payments, Inc.	863	117,817
Monster Beverage Corp.*	2,140	116,801
FleetCor Technologies, Inc.*	469	115,651
Align Technology, Inc.*	398	113,163
Clorox Co.	701	112,482
Tyson Foods, Inc. — Class A	1,616	112,199
Kraft Heinz Co.	3,404	111,140
IHS Markit Ltd.*	1,989	108,162
Kroger Co.	4,366	107,403
IDEXX Laboratories, Inc.*	471	105,316
McCormick & Company, Inc.	671	101,073
Church & Dwight Company, Inc.	1,346	95,876
Cintas Corp.	463	93,577
Hershey Co.	761	87,386
Total System Services, Inc.	890	84,559
Incyte Corp.*	972	83,602
Laboratory Corporation of America Holdings*	540	82,609
ResMed, Inc.	784	81,512
Mylan N.V.*	2,822	79,975
Cooper Companies, Inc.	270	79,966
Kellogg Co.	1,374	78,840
Cardinal Health, Inc.	1,631	78,533
Equifax, Inc.	661	78,328
Teleflex, Inc.	252	76,144
Gartner, Inc.*	491	74,475
Conagra Brands, Inc.	2,658	73,733
WellCare Health Plans, Inc.*	273	73,642
JM Smucker Co.	620	72,230
Hologic, Inc.*	1,466	70,954
ABIOMED, Inc.*	247	70,541
Varian Medical Systems, Inc.*	497	70,435
AmerisourceBergen Corp. — Class A	855	67,990
Hormel Foods Corp.	1,492	66,782
Quest Diagnostics, Inc.	735	66,091
Molson Coors Brewing Co. — Class B	1,027	61,261
Universal Health Services, Inc. — Class B	457	61,133
Dentsply Sirona, Inc.	1,215	60,252
Lamb Weston Holdings, Inc.	802	60,102
Avery Dennison Corp.	459	51,867
Henry Schein, Inc.*	829	49,831
United Rentals, Inc.*	436	49,813
Brown-Forman Corp. — Class B	908	47,924
Nielsen Holdings plc	1,945	46,038
Robert Half International, Inc.	652	42,484
Campbell Soup Co.	1,054	40,189
DaVita, Inc.*	692	37,569
Rollins, Inc.	807	33,587
Perrigo Company plc	684	32,941
Nektar Therapeutics*	953	32,021
Quanta Services, Inc.	774	29,211
Coty, Inc. — Class A1	2,467	28,370
H&R Block, Inc.	1,125	26,933
Total Consumer, Non-cyclical		28,996,900

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
S&P 500® FUND

	Shares	Value

Financial - 14.6%
Berkshire Hathaway, Inc. — Class B*	10,643	$2,138,072
JPMorgan Chase & Co.	17,866	1,808,575
Visa, Inc. — Class A	9,579	1,496,144
Bank of America Corp.	49,164	1,356,435
Mastercard, Inc. — Class A	4,941	1,163,358
Wells Fargo & Co.	22,410	1,082,851
Citigroup, Inc.	12,871	800,834
American Tower Corp. — Class A REIT	2,407	474,323
American Express Co.	3,785	413,700
U.S. Bancorp	8,235	396,845
Goldman Sachs Group, Inc.	1,869	358,829
Chubb Ltd.	2,509	351,461
CME Group, Inc. — Class A	1,958	322,248
Simon Property Group, Inc. REIT	1,691	308,117
PNC Financial Services Group, Inc.	2,483	304,565
Morgan Stanley	7,108	299,958
Crown Castle International Corp. REIT	2,275	291,200
BlackRock, Inc. — Class A	666	284,628
Charles Schwab Corp.	6,493	277,641
Marsh & McLennan Companies, Inc.	2,765	259,634
Prologis, Inc. REIT	3,450	248,228
Bank of New York Mellon Corp.	4,808	242,467
Intercontinental Exchange, Inc.	3,112	236,948
Progressive Corp.	3,196	230,400
Aon plc	1,313	224,129
MetLife, Inc.	5,239	223,024
Capital One Financial Corp.	2,561	209,208
Equinix, Inc. REIT	456	206,641
Prudential Financial, Inc.	2,239	205,719
Aflac, Inc.	4,107	205,350
American International Group, Inc.	4,759	204,923
Travelers Companies, Inc.	1,438	197,236
BB&T Corp.	4,180	194,495
Public Storage REIT	821	178,797
Allstate Corp.	1,817	171,125
Welltower, Inc. REIT	2,115	164,124
Equity Residential REIT	2,025	152,523
AvalonBay Communities, Inc. REIT	758	152,153
SunTrust Banks, Inc.	2,426	143,741
State Street Corp.	2,073	136,424
Digital Realty Trust, Inc. REIT	1,137	135,303
T. Rowe Price Group, Inc.	1,293	129,455
Discover Financial Services	1,797	127,875
Ventas, Inc. REIT	1,950	124,430
Willis Towers Watson plc	707	124,185
SBA Communications Corp. REIT*	614	122,591
Realty Income Corp. REIT	1,663	122,330
M&T Bank Corp.	758	119,021
Synchrony Financial	3,574	114,011
Boston Properties, Inc. REIT	846	113,262
Northern Trust Corp.	1,195	108,040
Weyerhaeuser Co. REIT	4,086	107,625
Fifth Third Bancorp	4,202	105,974
Essex Property Trust, Inc. REIT[1]	359	103,837
Hartford Financial Services Group, Inc.	1,968	97,849
Ameriprise Financial, Inc.	741	94,922
First Republic Bank	901	90,514
Alexandria Real Estate Equities, Inc. REIT	617	87,960
KeyCorp	5,521	86,956
CBRE Group, Inc. — Class A*	1,709	84,510
Citizens Financial Group, Inc.	2,520	81,900
HCP, Inc. REIT	2,615	81,850
Regions Financial Corp.	5,570	78,816
Arthur J Gallagher & Co.	1,005	78,490
Host Hotels & Resorts, Inc. REIT	4,053	76,602
Huntington Bancshares, Inc.	5,730	72,656
Loews Corp.	1,499	71,847
Cincinnati Financial Corp.	829	71,211
Principal Financial Group, Inc.	1,417	71,119
Extra Space Storage, Inc. REIT	697	71,031
UDR, Inc. REIT	1,509	68,599
Mid-America Apartment Communities, Inc. REIT	623	68,113
Lincoln National Corp.	1,118	65,627
SVB Financial Group*	288	64,040
Vornado Realty Trust REIT	949	64,001
Comerica, Inc.	870	63,788
E*TRADE Financial Corp.	1,348	62,588
Regency Centers Corp. REIT	917	61,888
Duke Realty Corp. REIT	1,966	60,120
Cboe Global Markets, Inc.	614	58,600
Federal Realty Investment Trust REIT	406	55,967
Raymond James Financial, Inc.	695	55,885
Iron Mountain, Inc. REIT	1,567	55,566
Nasdaq, Inc.	633	55,381
Franklin Resources, Inc.	1,617	53,587
Everest Re Group Ltd.	223	48,159
Zions Bancorp North America	1,019	46,273
Torchmark Corp.	555	45,482
Western Union Co.	2,386	44,069
Alliance Data Systems Corp.	249	43,570
Apartment Investment & Management Co. — Class A REIT	850	42,731
Kimco Realty Corp. REIT	2,306	42,661
Invesco Ltd.	2,173	41,961
SL Green Realty Corp. REIT	458	41,183
Unum Group	1,175	39,750
People’s United Financial, Inc.	2,067	33,982
Affiliated Managers Group, Inc.	285	30,526
Jefferies Financial Group, Inc.	1,439	27,039
Assurant, Inc.	283	26,860
Macerich Co. REIT	579	25,100
Brighthouse Financial, Inc.*	639	23,189
Total Financial		22,589,530

Technology - 13.8%
Microsoft Corp.	41,993	4,952,655
Apple, Inc.	24,518	4,657,194
Intel Corp.	24,614	1,321,772
Oracle Corp.	13,947	749,093
Adobe, Inc.*	2,661	709,130
International Business Machines Corp.	4,871	687,298

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
S&P 500® FUND

	Shares	Value

salesforce.com, Inc.*	4,187	$663,095
Broadcom, Inc.	2,168	651,939
Accenture plc — Class A	3,489	614,134
NVIDIA Corp.	3,317	595,601
Texas Instruments, Inc.	5,137	544,882
QUALCOMM, Inc.	6,624	377,767
Intuit, Inc.	1,418	370,679
Micron Technology, Inc.*	6,136	253,601
Cognizant Technology Solutions Corp. — Class A	3,148	228,073
Analog Devices, Inc.	2,016	212,224
Applied Materials, Inc.	5,196	206,073
Fidelity National Information Services, Inc.	1,767	199,848
Activision Blizzard, Inc.	4,181	190,361
Fiserv, Inc.*	2,143	189,184
Autodesk, Inc.*	1,199	186,828
Red Hat, Inc.*	967	176,671
Xilinx, Inc.	1,386	175,731
Electronic Arts, Inc.*	1,640	166,673
HP, Inc.	8,393	163,076
Lam Research Corp.	835	149,473
Paychex, Inc.	1,749	140,270
Advanced Micro Devices, Inc.*	4,822	123,058
Hewlett Packard Enterprise Co.	7,537	116,296
KLA-Tencor Corp.	904	107,947
Microchip Technology, Inc.[1]	1,297	107,599
Cerner Corp.*	1,775	101,548
Cadence Design Systems, Inc.*	1,535	97,488
Synopsys, Inc.*	819	94,308
DXC Technology Co.	1,463	94,085
NetApp, Inc.	1,352	93,748
MSCI, Inc. — Class A	461	91,665
ANSYS, Inc.*	458	83,681
Maxim Integrated Products, Inc.	1,496	79,542
Skyworks Solutions, Inc.	953	78,604
Western Digital Corp.	1,592	76,511
Citrix Systems, Inc.	685	68,267
Seagate Technology plc	1,403	67,190
Fortinet, Inc.*	794	66,672
Broadridge Financial Solutions, Inc.	633	65,636
Akamai Technologies, Inc.*	893	64,037
Jack Henry & Associates, Inc.	422	58,548
Take-Two Interactive Software, Inc.*	619	58,415
Qorvo, Inc.*	670	48,059
Xerox Corp.	1,094	34,986
IPG Photonics Corp.*	194	29,445
Total Technology		21,440,660

Communications - 12.5%
Amazon.com, Inc.*	2,258	4,020,934
Facebook, Inc. — Class A*	13,057	2,176,471
Alphabet, Inc. — Class C*	1,682	1,973,508
Alphabet, Inc. — Class A*	1,639	1,928,923
Verizon Communications, Inc.	22,616	1,337,284
Cisco Systems, Inc.	24,094	1,300,835
AT&T, Inc.	39,871	1,250,354
Walt Disney Co.	9,535	1,058,713
Comcast Corp. — Class A	24,720	988,306
Netflix, Inc.*	2,390	852,178
Booking Holdings, Inc.*	246	429,248
Charter Communications, Inc. — Class A*	950	329,564
eBay, Inc.	4,707	174,818
Corning, Inc.	4,306	142,529
Twitter, Inc.*	3,987	131,093
Motorola Solutions, Inc.	897	125,957
VeriSign, Inc.*	577	104,760
CBS Corp. — Class B	1,903	90,450
Arista Networks, Inc.*	286	89,935
Omnicom Group, Inc.	1,224	89,340
Symantec Corp.	3,499	80,442
Expedia Group, Inc.	640	76,160
Fox Corp. — Class A*	1,931	70,899
CenturyLink, Inc.	5,205	62,408
Viacom, Inc. — Class B	1,936	54,343
F5 Networks, Inc.*	325	51,002
Juniper Networks, Inc.	1,904	50,399
Discovery, Inc. — Class C*	1,973	50,154
Interpublic Group of Companies, Inc.	2,107	44,268
DISH Network Corp. — Class A*	1,256	39,803
Fox Corp. — Class B*	888	31,873
TripAdvisor, Inc.*	563	28,966
News Corp. — Class A	2,109	26,236
Discovery, Inc. — Class A*,1	859	23,210
News Corp. — Class B	677	8,456
Total Communications		19,293,819

Industrial - 7.8%
Boeing Co.	2,876	1,096,964
Union Pacific Corp.	3,957	661,610
3M Co.	3,152	654,923
Honeywell International, Inc.	3,991	634,250
United Technologies Corp.	4,437	571,885
General Electric Co.	47,645	475,973
United Parcel Service, Inc. — Class B	3,809	425,618
Caterpillar, Inc.	3,140	425,438
Lockheed Martin Corp.	1,342	402,815
CSX Corp.	4,241	317,312
Raytheon Co.	1,545	281,314
Deere & Co.	1,738	277,802
Norfolk Southern Corp.	1,464	273,607
General Dynamics Corp.	1,483	251,042
Northrop Grumman Corp.	929	250,458
FedEx Corp.	1,314	238,373
Illinois Tool Works, Inc.	1,652	237,112
Emerson Electric Co.	3,364	230,333
Waste Management, Inc.	2,134	221,744
Roper Technologies, Inc.	565	193,213
Eaton Corporation plc	2,319	186,819
Johnson Controls International plc	4,996	184,552
Amphenol Corp. — Class A	1,631	154,032
TE Connectivity Ltd.	1,849	149,307
Ingersoll-Rand plc	1,325	143,034
Agilent Technologies, Inc.	1,738	139,700
Fortive Corp.	1,612	135,231

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
S&P 500® FUND

	Shares	Value

Cummins, Inc.	792	$125,033
Parker-Hannifin Corp.	708	121,507
TransDigm Group, Inc.*	266	120,761
Rockwell Automation, Inc.	654	114,751
Stanley Black & Decker, Inc.	828	112,749
Ball Corp.	1,830	105,884
Harris Corp.	646	103,173
AMETEK, Inc.	1,243	103,132
Waters Corp.*	391	98,419
Mettler-Toledo International, Inc.*	135	97,605
Republic Services, Inc. — Class A	1,179	94,768
Keysight Technologies, Inc.*	1,027	89,554
L3 Technologies, Inc.	433	89,358
Vulcan Materials Co.	722	85,485
Xylem, Inc.	983	77,696
Dover Corp.	793	74,384
Expeditors International of Washington, Inc.	940	71,346
Martin Marietta Materials, Inc.	342	68,803
CH Robinson Worldwide, Inc.	749	65,155
Textron, Inc.	1,284	65,047
Kansas City Southern	552	64,021
Masco Corp.	1,612	63,368
PerkinElmer, Inc.	606	58,394
Garmin Ltd.	664	57,336
Wabtec Corp.	728	53,668
Westrock Co.	1,398	53,613
Packaging Corporation of America	515	51,181
J.B. Hunt Transport Services, Inc.	476	48,214
Jacobs Engineering Group, Inc.	641	48,197
Snap-on, Inc.[1]	304	47,582
Huntington Ingalls Industries, Inc.	227	47,034
Allegion plc	517	46,897
Arconic, Inc.	2,362	45,138
AO Smith Corp.	776	41,376
Sealed Air Corp.	852	39,243
Pentair plc	863	38,412
Fortune Brands Home & Security, Inc.	769	36,612
FLIR Systems, Inc.	741	35,257
Flowserve Corp.	717	32,365
Fluor Corp.	764	28,115
Total Industrial		12,035,094

Consumer, Cyclical - 7.0%
Home Depot, Inc.	6,182	1,186,264
McDonald’s Corp.	4,189	795,491
Walmart, Inc.	7,792	759,954
Costco Wholesale Corp.	2,411	583,800
NIKE, Inc. — Class B	6,890	580,207
Starbucks Corp.	6,807	506,032
Lowe’s Companies, Inc.	4,384	479,916
TJX Companies, Inc.	6,773	360,391
Walgreens Boots Alliance, Inc.	4,389	277,692
General Motors Co.	7,175	266,192
Target Corp.	2,856	229,223
Marriott International, Inc. — Class A	1,543	193,014
Ross Stores, Inc.	2,028	188,807
Ford Motor Co.	21,388	187,787
Delta Air Lines, Inc.	3,382	174,680
Dollar General Corp.	1,434	171,076
Yum! Brands, Inc.	1,677	167,381
O’Reilly Automotive, Inc.*	429	166,581
VF Corp.	1,776	154,352
Southwest Airlines Co.	2,723	141,351
AutoZone, Inc.*	137	140,304
Dollar Tree, Inc.*	1,302	136,762
Hilton Worldwide Holdings, Inc.	1,603	133,225
PACCAR, Inc.	1,898	129,330
Aptiv plc	1,423	113,114
Carnival Corp.	2,192	111,178
Royal Caribbean Cruises Ltd.	939	107,628
Ulta Beauty, Inc.*	308	107,409
Fastenal Co.	1,566	100,709
United Continental Holdings, Inc.*	1,226	97,810
Chipotle Mexican Grill, Inc. — Class A*	133	94,471
Best Buy Company, Inc.	1,281	91,028
Genuine Parts Co.	799	89,512
Darden Restaurants, Inc.	676	82,114
DR Horton, Inc.	1,860	76,967
Lennar Corp. — Class A	1,565	76,826
WW Grainger, Inc.	247	74,330
MGM Resorts International	2,792	71,643
American Airlines Group, Inc.	2,187	69,459
Advance Auto Parts, Inc.	392	66,848
Copart, Inc.*	1,099	66,588
Norwegian Cruise Line Holdings Ltd.*	1,191	65,458
CarMax, Inc.*	931	64,984
Tractor Supply Co.	664	64,913
Wynn Resorts Ltd.	530	63,240
Tiffany & Co.	594	62,697
Kohl’s Corp.	903	62,099
Hasbro, Inc.	633	53,818
Tapestry, Inc.	1,587	51,562
PVH Corp.	415	50,609
LKQ Corp.*	1,723	48,899
Whirlpool Corp.	348	46,245
BorgWarner, Inc.	1,137	43,672
Mohawk Industries, Inc.*	336	42,386
Macy’s, Inc.	1,683	40,443
PulteGroup, Inc.	1,396	39,032
Capri Holdings Ltd.*	835	38,201
Alaska Air Group, Inc.	673	37,769
Ralph Lauren Corp. — Class A	289	37,478
Foot Locker, Inc.	618	37,451
Hanesbrands, Inc.	1,978	35,367
L Brands, Inc.	1,250	34,475
Newell Brands, Inc.	2,129	32,659
Harley-Davidson, Inc.	873	31,131
Gap, Inc.	1,169	30,604
Leggett & Platt, Inc.	717	30,272
Nordstrom, Inc.	614	27,249
Mattel, Inc.*,1	1,890	24,570
Under Armour, Inc. — Class A*,1	1,028	21,732

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
S&P 500® FUND

	Shares	Value

Under Armour, Inc. — Class C*	1,054	$19,889
Total Consumer, Cyclical		10,846,350

Energy - 4.5%
Exxon Mobil Corp.	23,191	1,873,833
Chevron Corp.	10,367	1,277,007
ConocoPhillips	6,209	414,389
Schlumberger Ltd.	7,586	330,522
EOG Resources, Inc.	3,165	301,245
Occidental Petroleum Corp.	4,103	271,619
Marathon Petroleum Corp.	3,687	220,667
Phillips 66	2,296	218,510
Kinder Morgan, Inc.	10,655	213,207
Valero Energy Corp.	2,286	193,921
Williams Companies, Inc.	6,628	190,356
ONEOK, Inc.	2,253	157,349
Pioneer Natural Resources Co.	922	140,402
Halliburton Co.	4,776	139,937
Anadarko Petroleum Corp.	2,734	124,342
Concho Resources, Inc.	1,098	121,834
Diamondback Energy, Inc.	846	85,894
Hess Corp.	1,393	83,900
Baker Hughes a GE Co.	2,810	77,893
Devon Energy Corp.	2,399	75,713
Marathon Oil Corp.	4,480	74,861
Apache Corp.	2,055	71,226
Noble Energy, Inc.	2,647	65,460
Cabot Oil & Gas Corp. — Class A	2,317	60,474
National Oilwell Varco, Inc.	2,099	55,917
TechnipFMC plc	2,329	54,778
HollyFrontier Corp.	860	42,372
Cimarex Energy Co.	555	38,795
Helmerich & Payne, Inc.	599	33,281
Total Energy		7,009,704

Utilities - 2.8%
NextEra Energy, Inc.	2,617	505,918
Duke Energy Corp.	3,979	358,110
Dominion Energy, Inc.	4,375	335,388
Southern Co.	5,645	291,734
Exelon Corp.	5,308	266,090
American Electric Power Company, Inc.	2,700	226,125
Sempra Energy	1,500	188,790
Public Service Enterprise Group, Inc.	2,767	164,387
Xcel Energy, Inc.	2,814	158,175
Consolidated Edison, Inc.	1,757	149,011
WEC Energy Group, Inc.	1,726	136,492
PPL Corp.	3,946	125,246
DTE Energy Co.	996	124,241
Eversource Energy	1,735	123,098
FirstEnergy Corp.	2,757	114,719
Edison International	1,783	110,403
American Water Works Company, Inc.	989	103,113
Entergy Corp.	1,038	99,264
Ameren Corp.	1,339	98,483
CMS Energy Corp.	1,551	86,143
CenterPoint Energy, Inc.	2,743	84,210
Evergy, Inc.	1,393	80,864
Atmos Energy Corp.	640	65,875
AES Corp.	3,625	65,540
NRG Energy, Inc.	1,537	65,292
Alliant Energy Corp.	1,292	60,892
Pinnacle West Capital Corp.	614	58,686
NiSource, Inc.	2,039	58,438
Total Utilities		4,304,727

Basic Materials - 1.7%
DowDuPont, Inc.	12,304	655,926
Linde plc	3,007	529,021
Air Products & Chemicals, Inc.	1,201	229,343
Sherwin-Williams Co.	444	191,235
PPG Industries, Inc.	1,291	145,715
LyondellBasell Industries N.V. — Class A	1,666	140,077
Newmont Mining Corp.	2,915	104,269
Freeport-McMoRan, Inc.	7,931	102,231
International Paper Co.	2,191	101,378
Nucor Corp.	1,671	97,503
International Flavors & Fragrances, Inc.	554	71,350
Celanese Corp. — Class A	701	69,126
Eastman Chemical Co.	765	58,048
FMC Corp.	734	56,386
Mosaic Co.	1,941	53,009
CF Industries Holdings, Inc.	1,220	49,874
Albemarle Corp.	579	47,466
Total Basic Materials		2,701,957

Total Common Stocks
(Cost $88,936,747)		129,218,741

	Face Amount

U.S. TREASURY BILLS†† - 0.3%
U.S. Treasury Bills
2.39% due 05/07/19[2,3]	$275,000	274,344
2.31% due 04/02/19[3,4]	194,000	193,987
Total U.S. Treasury Bills
(Cost $468,331)		468,331

REPURCHASE AGREEMENTS††,5 - 14.5%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[2]	15,240,659	15,240,659
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[2]	3,810,165	3,810,165
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[2]	3,412,678	3,412,678
Total Repurchase Agreements
(Cost $22,463,502)		22,463,502

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
S&P 500® FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,6 - 0.2%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[7]	276,432	$276,432
Total Securities Lending Collateral
(Cost $276,432)		276,432

Total Investments - 98.4%
(Cost $112,145,012)		$152,427,006
Other Assets & Liabilities, net - 1.6%		2,493,579
Total Net Assets - 100.0%		$154,920,585

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P 500 Index Mini Futures Contracts	10	Jun 2019	$1,419,000	$121

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	S&P 500 Index	2.86%	At Maturity	04/30/19	3,541	$10,035,574	$102,785
Goldman Sachs International	S&P 500 Index	2.90%	At Maturity	04/29/19	3,817	10,819,382	60,845
BNP Paribas	S&P 500 Index	2.95%	At Maturity	04/29/19	1,199	3,397,468	25,490
						$24,252,424	$189,120

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 7.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2019.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2019.
[5]	Repurchase Agreements — See Note 6.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of March 31, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
S&P 500® FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$129,218,741	$—	$—	$129,218,741
U.S. Treasury Bills	—	468,331	—	468,331
Repurchase Agreements	—	22,463,502	—	22,463,502
Securities Lending Collateral	276,432	—	—	276,432
Equity Futures Contracts**	121	—	—	121
Equity Index Swap Agreements**	—	189,120	—	189,120
Total Assets	$129,495,294	$23,120,953	$—	$152,616,247

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

S&P 500® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $272,244 of securities loaned (cost $89,681,510)	$129,963,504
Repurchase agreements, at value (cost $22,463,502)	22,463,502
Segregated cash with broker	680,000
Unrealized appreciation on swap agreements	189,120
Receivables:
Fund shares sold	2,265,628
Dividends	114,386
Swap settlement	7,386
Interest	4,731
Securities lending income	2,881
Variation margin on futures contracts	121
Total assets	155,691,259

Liabilities:
Payable for:
Return of securities lending collateral	276,432
Fund shares redeemed	183,955
Management fees	91,575
Distribution and service fees	39,526
Transfer agent and administrative fees	30,525
Portfolio accounting fees	18,315
Trustees’ fees*	3,593
Licensing fees	5,345
Miscellaneous	121,408
Total liabilities	770,674
Commitments and contingent liabilities (Note 13)	—
Net assets	$154,920,585

Net assets consist of:
Paid in capital	$127,439,181
Total distributable earnings (loss)	27,481,404
Net assets	$154,920,585

A-Class:
Net assets	$20,307,360
Capital shares outstanding	393,942
Net asset value per share	$51.55
Maximum offering price per share (Net asset value divided by 95.25%)	$54.12

C-Class:
Net assets	$14,599,275
Capital shares outstanding	316,519
Net asset value per share	$46.12

H-Class:
Net assets	$120,013,950
Capital shares outstanding	2,328,439
Net asset value per share	$51.54

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends	$3,417,794
Interest	349,281
Income from securities lending, net	4,215
Total investment income	3,771,290

Expenses:
Management fees	1,431,774
Distribution and service fees:
A-Class	53,970
C-Class	169,907
H-Class	380,815
Transfer agent and administrative fees	477,259
Portfolio accounting fees	286,358
Trustees’ fees*	60,361
Custodian fees	26,524
Miscellaneous	414,747
Total expenses	3,301,715
Net investment income	469,575

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	5,008,825
Swap agreements	(3,958,861)
Futures contracts	(452,276)
Net realized gain	597,688
Net change in unrealized appreciation (depreciation) on:
Investments	1,631,870
Swap agreements	3,259
Futures contracts	10,689
Net change in unrealized appreciation (depreciation)	1,645,818
Net realized and unrealized gain	2,243,506
Net increase in net assets resulting from operations	$2,713,081

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

36 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$469,575	$604,813
Net realized gain on investments	597,688	39,601,799
Net change in unrealized appreciation (depreciation) on investments	1,645,818	(11,053,434)
Net increase in net assets resulting from operations	2,713,081	29,153,178

Distributions to shareholders:
A-Class	(321,942)	(1,503,496)[1]
C-Class	(227,483)	(951,611)[1]
H-Class	(2,546,090)	(10,125,166)[1]
Total distributions to shareholders	(3,095,515)	(12,580,273)

Capital share transactions:
Proceeds from sale of shares
A-Class	93,539,104	110,066,805
C-Class	72,975,867	13,382,887
H-Class	981,240,477	989,684,357
Distributions reinvested
A-Class	291,602	1,454,888
C-Class	213,467	906,343
H-Class	2,531,231	10,068,429
Cost of shares redeemed
A-Class	(94,083,958)	(114,411,356)
C-Class	(79,616,540)	(15,773,634)
H-Class	(1,041,846,099)	(1,060,528,492)
Net decrease from capital share transactions	(64,754,849)	(65,149,773)
Net decrease in net assets	(65,137,283)	(48,576,868)

Net assets:
Beginning of year	220,057,868	268,634,736
End of year	$154,920,585	$220,057,868

Capital share activity:
Shares sold
A-Class	1,850,237	2,338,120
C-Class	1,601,634	301,776
H-Class	19,539,683	20,411,784
Shares issued from reinvestment of distributions
A-Class	6,304	29,433
C-Class	5,146	20,258
H-Class	54,729	203,732
Shares redeemed
A-Class	(1,894,508)	(2,396,111)
C-Class	(1,755,858)	(359,338)
H-Class	(20,931,485)	(21,932,029)
Net decrease in shares	(1,524,118)	(1,382,375)

[1]	For the year ended March 29, 2018, the distribution from net investment income and net realized gains were as follows (see Note 11).

Net investment income
A-Class	$(78,826)
C-Class	(49,892)
H-Class	(530,847)

Net realized gains
A-Class	$(1,424,670)
C-Class	(901,719)
H-Class	(9,594,319)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 37

S&P 500® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$48.72	$45.52	$39.85	$41.40	$37.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.15	.13	.06	.03	.04
Net gain (loss) on investments (realized and unrealized)	3.45	5.44	5.97	—	4.08
Total from investment operations	3.60	5.57	6.03	.03	4.12
Less distributions from:
Net investment income	(.05)	(.12)	(.05)	(.01)	(.02)
Net realized gains	(.72)	(2.25)	(.31)	(1.57)	(.48)
Total distributions	(.77)	(2.37)	(.36)	(1.58)	(.50)
Net asset value, end of period	$51.55	$48.72	$45.52	$39.85	$41.40

Total Return[b]	7.59%	12.16%	15.17%	0.08%	10.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$20,307	$21,041	$20,960	$39,793	$28,022
Ratios to average net assets:
Net investment income (loss)	0.30%	0.27%	0.14%	0.02%	0.11%
Total expenses	1.67%	1.58%	1.57%	1.55%	1.59%
Portfolio turnover rate	157%	151%	133%	181%	256%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$44.00	$41.62	$36.74	$38.58	$35.51
Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)	(.19)	(.22)	(.26)	(.23)
Net gain (loss) on investments (realized and unrealized)	3.09	4.94	5.46	—	3.80
Total from investment operations	2.89	4.75	5.24	(.26)	3.57
Less distributions from:
Net investment income	(.05)	(.12)	(.05)	(.01)	(.02)
Net realized gains	(.72)	(2.25)	(.31)	(1.57)	(.48)
Total distributions	(.77)	(2.37)	(.36)	(1.58)	(.50)
Net asset value, end of period	$46.12	$44.00	$41.62	$36.74	$38.58

Total Return[b]	6.78%	11.29%	14.33%	(0.67%)	10.04%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,599	$20,484	$20,931	$15,667	$20,977
Ratios to average net assets:
Net investment income (loss)	(0.45%)	(0.44%)	(0.57%)	(0.70%)	(0.62%)
Total expenses	2.41%	2.33%	2.33%	2.31%	2.34%
Portfolio turnover rate	157%	151%	133%	181%	256%

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$48.71	$45.51	$39.84	$41.40	$37.78
Income (loss) from investment operations:
Net investment income (loss)[a]	.16	.15	.07	.03	.05
Net gain (loss) on investments (realized and unrealized)	3.44	5.42	5.96	(.01)	4.07
Total from investment operations	3.60	5.57	6.03	.02	4.12
Less distributions from:
Net investment income	(.05)	(.12)	(.05)	(.01)	(.02)
Net realized gains	(.72)	(2.25)	(.31)	(1.57)	(.48)
Total distributions	(.77)	(2.37)	(.36)	(1.58)	(.50)
Net asset value, end of period	$51.54	$48.71	$45.51	$39.84	$41.40

Total Return	7.59%	12.14%	15.20%	0.06%	10.90%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$120,014	$178,533	$226,744	$229,420	$254,610
Ratios to average net assets:
Net investment income (loss)	0.32%	0.31%	0.16%	0.07%	0.12%
Total expenses	1.66%	1.58%	1.58%	1.55%	1.58%
Portfolio turnover rate	157%	151%	133%	181%	256%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

INVERSE S&P 500® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P 500® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2019, Inverse S&P 500® Strategy Fund Investor Class returned -8.08%, while the S&P 500 Index returned 9.50%. Inverse S&P 500® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the S&P 500 Index.

The sectors contributing the most to the performance of the underlying index for the period were Technology and Health Care. The Materials sector was the only detractor from return of the underlying index for the period. The Energy sector contributed the least.

Microsoft Corp., Amazon.com, Inc., and Apple, Inc. contributed the most to performance of the underlying index for the period. NVIDIA Corp., Bristol-Myers Squibb Co., and Schlumberger NV detracted the most from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund (effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund), Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by Guggenheim Investments. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the period, investment in the Cash Management Funds benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

40 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Inception Dates:
Investor Class	January 7, 1994
A-Class	March 31, 2004
C-Class	March 15, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	12.8%
Guggenheim Ultra Short Duration Fund — Institutional Class	8.8%
Total	21.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
Investor Class Shares	(8.08%)	(10.87%)	(16.01%)
A-Class Shares	(8.32%)	(11.09%)	(16.22%)
A-Class Shares with sales charge‡	(12.68%)	(11.95%)	(16.63%)
C-Class Shares	(9.00%)	(11.76%)	(16.85%)
C-Class Shares with CDSC§	(9.91%)	(11.76%)	(16.85%)
S&P 500 Index	9.50%	10.91%	15.92%

	1 Year	Since Inception (09/18/14)
H-Class Shares	(8.33%)	(10.40%)
S&P 500 Index	9.50%	10.11%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to difference in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS	March 31, 2019
INVERSE S&P 500® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 21.6%
Guggenheim Strategy Fund II1	302,786	$7,512,127
Guggenheim Ultra Short Duration Fund — Institutional Class[1,2]	521,111	5,195,477
Total Mutual Funds
(Cost $12,677,803)		12,707,604

	Face Amount

FEDERAL AGENCY NOTES†† - 51.9%
Freddie Mac
2.25% due 10/26/22[3]	$7,500,000	7,504,134
2.25% due 11/02/22[3]	4,000,000	4,000,752
Federal Farm Credit Bank
2.55% (U.S. Prime Rate - 2.95%, Rate Floor: 0.00%) due 07/20/20[4]	6,000,000	6,001,940
2.70% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[4]	4,500,000	4,496,163
Federal Home Loan Bank
2.92% (3 Month USD LIBOR + 0.13%, Rate Floor: 0.00%) due 07/01/20[4]	4,500,000	4,512,000
2.50% due 10/26/22[3]	4,000,000	4,000,892
Total Federal Agency Notes
(Cost $30,510,434)		30,515,881

U.S. TREASURY BILLS†† - 7.0%
U.S. Treasury Bills
2.41% due 05/07/19[5,6]	3,400,000	3,391,888
2.39% due 05/07/19[6]	740,000	738,234
2.31% due 04/02/19[6,7]	13,000	12,999
Total U.S. Treasury Bills
(Cost $4,143,055)		4,143,121

REPURCHASE AGREEMENTS††,8 - 17.9%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[5]	7,159,880	7,159,880
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[5]	1,789,970	1,789,970
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[5]	1,603,236	1,603,236
Total Repurchase Agreements
(Cost $10,553,086)		10,553,086

Total Investments - 98.4%
(Cost $57,884,378)		$57,919,692
Other Assets & Liabilities, net - 1.6%		944,175
Total Net Assets - 100.0%		$58,863,867

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
S&P 500 Index Mini Futures Contracts	10	Jun 2019	$1,419,000	$(17,143)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	S&P 500 Index	(2.45%)	At Maturity	04/29/19	2,644	$7,495,472	$(76,769)
Barclays Bank plc	S&P 500 Index	(2.71%)	At Maturity	04/30/19	17,637	49,989,013	(511,989)
						$57,484,485	$(588,758)

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
INVERSE S&P 500® STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2019. See table below for additional step information for each security.

[4]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2019.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]	All or a portion of this security is pledged as futures collateral at March 31, 2019.
[8]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$12,707,604	$—	$—	$12,707,604
Federal Agency Notes	—	30,515,881	—	30,515,881
U.S. Treasury Bills	—	4,143,121	—	4,143,121
Repurchase Agreements	—	10,553,086	—	10,553,086
Total Assets	$12,707,604	$45,212,088	$—	$57,919,692

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$17,143	$—	$—	$17,143
Equity Index Swap Agreements**	—	588,758	—	588,758
Total Liabilities	$17,143	$588,758	$—	$605,901

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
Federal Home Loan Bank, 2.50% due 10/26/22	2.75%	04/27/19	3.00% - 6.00%	07/27/19 - 07/27/22
Freddie Mac, 2.25% due 10/26/22	2.75%	04/27/19	3.25% - 5.75%	10/27/19 - 04/27/22
Freddie Mac, 2.25% due 11/02/22	2.75%	05/03/19	3.25% - 5.50%	11/03/19 - 05/03/22

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
INVERSE S&P 500® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19	Shares 03/31/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$7,572,685	$—	$—	$—	$(60,558)	$7,512,127	302,786	$230,092	$4,036
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	5,218,190	—	—	—	(22,713)	5,195,477	521,111	146,077	3,783
	$12,790,875	$—	$—	$—	$(83,271)	$12,707,604		$376,169	$7,819

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

44 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $34,653,489)	$34,659,002
Investments in affiliated issuers, at value (cost $12,677,803)	12,707,604
Repurchase agreements, at value (cost $10,553,086)	10,553,086
Segregated cash with broker	1,087,068
Receivables:
Fund shares sold	463,224
Interest	199,307
Dividends	28,304
Total assets	59,697,595

Liabilities:
Unrealized depreciation on swap agreements	588,758
Payable for:
Fund shares redeemed	104,480
Management fees	41,479
Transfer agent and administrative fees	11,828
Variation margin on futures contracts	8,500
Portfolio accounting fees	4,731
Distribution and service fees	3,877
Swap settlement	1,744
Trustees’ fees*	1,314
Miscellaneous	67,017
Total liabilities	833,728
Commitments and contingent liabilities (Note 13)	—
Net assets	$58,863,867

Net assets consist of:
Paid in capital	$264,364,021
Total distributable earnings (loss)	(205,500,154)
Net assets	$58,863,867

Investor Class:
Net assets	$46,105,374
Capital shares outstanding	812,073
Net asset value per share	$56.77

A-Class:
Net assets	$3,305,625
Capital shares outstanding	63,128
Net asset value per share	$52.36
Maximum offering price per share (Net asset value divided by 95.25%)	$54.97

C-Class:
Net assets	$2,681,147
Capital shares outstanding	57,141
Net asset value per share	$46.92

H-Class:
Net assets	$6,771,721
Capital shares outstanding	129,346
Net asset value per share	$52.35

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$376,169
Interest	1,218,447
Total investment income	1,594,616

Expenses:
Management fees	628,279
Distribution and service fees:
A-Class	12,267
C-Class	32,822
H-Class	11,733
Transfer agent and administrative fees	174,522
Portfolio accounting fees	69,808
Trustees’ fees*	17,802
Custodian fees	9,635
Line of credit fees	291
Miscellaneous	160,024
Total expenses	1,117,183
Less:
Expenses waived by Adviser	(4,197)
Net expenses	1,112,986
Net investment income	481,630

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,839
Distributions received from affiliated investment company shares	7,819
Swap agreements	(6,592,935)
Futures contracts	(863,304)
Net realized loss	(7,446,581)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	47,274
Investments in affiliated issuers	(83,271)
Swap agreements	(183,662)
Futures contracts	(5,947)
Net change in unrealized appreciation (depreciation)	(225,606)
Net realized and unrealized loss	(7,672,187)
Net decrease in net assets resulting from operations	$(7,190,557)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 45

INVERSE S&P 500® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$481,630	$(157,793)
Net realized loss on investments	(7,446,581)	(10,717,007)
Net change in unrealized appreciation (depreciation) on investments	(225,606)	155,092
Net decrease in net assets resulting from operations	(7,190,557)	(10,719,708)

Capital share transactions:
Proceeds from sale of shares
Investor Class	208,817,447	112,579,208
A-Class	9,058,886	5,525,301
C-Class	35,343,563	12,033,613
H-Class	70,374,514	51,999,149
Cost of shares redeemed
Investor Class	(214,934,455)	(123,066,679)
A-Class	(10,101,675)	(6,458,851)
C-Class	(36,594,092)	(13,875,910)
H-Class	(66,764,405)	(49,513,727)
Net decrease from capital share transactions	(4,800,217)	(10,777,896)
Net decrease in net assets	(11,990,774)	(21,497,604)

Net assets:
Beginning of year	70,854,641	92,352,245
End of year	$58,863,867	$70,854,641

Capital share activity:
Shares sold
Investor Class	3,461,135	1,777,623
A-Class	164,505	90,823
C-Class	716,652	228,607
H-Class	1,250,985	860,662
Shares redeemed
Investor Class	(3,577,537)	(1,935,145)
A-Class	(182,576)	(106,705)
C-Class	(741,017)	(261,035)
H-Class	(1,203,450)	(822,654)
Net decrease in shares	(111,303)	(167,824)

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]
Per Share Data
Net asset value, beginning of period	$61.76	$70.35	$83.09	$87.54	$100.90
Income (loss) from investment operations:
Net investment income (loss)[a]	.46	(.07)	(.55)	(.78)	(1.02)
Net gain (loss) on investments (realized and unrealized)	(5.45)	(8.52)	(12.19)	(3.67)	(12.34)
Total from investment operations	(4.99)	(8.59)	(12.74)	(4.45)	(13.36)
Net asset value, end of period	$56.77	$61.76	$70.35	$83.09	$87.54

Total Return	(8.08%)	(12.21%)	(15.34%)	(5.07%)	(13.26%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,105	$57,342	$76,404	$153,544	$60,745
Ratios to average net assets:
Net investment income (loss)	0.78%	(0.10%)	(0.70%)	(0.91%)	(1.07%)
Total expenses[b]	1.52%	1.43%	1.42%	1.41%	1.41%
Net expenses[c]	1.51%	1.43%	1.42%	1.41%	1.41%
Portfolio turnover rate	—	56%	114%	63%	103%

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]
Per Share Data
Net asset value, beginning of period	$57.11	$65.22	$77.21	$81.54	$94.27
Income (loss) from investment operations:
Net investment income (loss)[a]	.27	(.22)	(.70)	(.96)	(1.14)
Net gain (loss) on investments (realized and unrealized)	(5.02)	(7.89)	(11.29)	(3.37)	(11.59)
Total from investment operations	(4.75)	(8.11)	(11.99)	(4.33)	(12.73)
Net asset value, end of period	$52.36	$57.11	$65.22	$77.21	$81.54

Total Return[d]	(8.32%)	(12.43%)	(15.54%)	(5.30%)	(13.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,306	$4,637	$6,331	$9,256	$4,758
Ratios to average net assets:
Net investment income (loss)	0.50%	(0.37%)	(0.96%)	(1.18%)	(1.32%)
Total expenses[b]	1.76%	1.68%	1.67%	1.66%	1.66%
Net expenses[c]	1.76%	1.68%	1.67%	1.66%	1.66%
Portfolio turnover rate	—	56%	114%	63%	103%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

INVERSE S&P 500® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]
Per Share Data
Net asset value, beginning of period	$51.56	$59.34	$70.79	$75.34	$87.73
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.63)	(1.12)	(1.44)	(1.68)
Net gain (loss) on investments (realized and unrealized)	(4.51)	(7.15)	(10.33)	(3.11)	(10.71)
Total from investment operations	(4.64)	(7.78)	(11.45)	(4.55)	(12.39)
Net asset value, end of period	$46.92	$51.56	$59.34	$70.79	$75.34

Total Return[d]	(9.00%)	(13.11%)	(16.20%)	(6.05%)	(14.09%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,681	$4,203	$6,760	$9,244	$5,121
Ratios to average net assets:
Net investment income (loss)	(0.27%)	(1.14%)	(1.69%)	(1.93%)	(2.07%)
Total expenses[b]	2.51%	2.43%	2.42%	2.41%	2.41%
Net expenses[c]	2.51%	2.43%	2.42%	2.41%	2.41%
Portfolio turnover rate	—	56%	114%	63%	103%

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Period Ended March 31, 2015[e,f]
Per Share Data
Net asset value, beginning of period	$57.11	$65.22	$77.17	$81.54	$86.10
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	(.27)	(.70)	(.90)	(.54)
Net gain (loss) on investments (realized and unrealized)	(5.05)	(7.84)	(11.25)	(3.47)	(4.02)
Total from investment operations	(4.76)	(8.11)	(11.95)	(4.37)	(4.56)
Net asset value, end of period	$52.35	$57.11	$65.22	$77.17	$81.54

Total Return	(8.33%)	(12.43%)	(15.47%)	(5.37%)	(5.30%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,772	$4,672	$2,857	$7,319	$13,085
Ratios to average net assets:
Net investment income (loss)	0.52%	(0.45%)	(0.96%)	(1.08%)	(1.27%)
Total expenses[b]	1.77%	1.69%	1.67%	1.67%	1.60%
Net expenses[c]	1.76%	1.69%	1.67%	1.67%	1.60%
Portfolio turnover rate	—	56%	114%	63%	103%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect 1:6 reverse share split effective October 28, 2016.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a calendar month basis. The Fund’s current benchmark is 200% of the performance of the NASDAQ-100 Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time different than a full calendar month.

For the one-year period ended March 31, 2019, the Monthly Rebalanced NASDAQ-100® 2X Strategy Fund H-Class returned 18.72%, while the NASDAQ-100 Index returned 13.36%.

The Technology and Communications sectors contributed the most to the performance of the underlying index during the year. No sector detracted. The Utilities sector contributed the least to performance of the underlying index for the year, followed by the Industrials sector.

Microsoft Corp., Amazon.com, Inc., and Apple, Inc. contributed the most to performance of the underlying index for the period. NVIDIA Corp., Kraft Heinz Co., and Activision Blizzard, Inc. detracted the most from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to compounding, the Fund’s performance generally will not correlate to the performance of the benchmark over periods greater than a full calendar month. For example, the Fund’s compounded returns for periods greater than a full calendar month will be different than the performance of the benchmark over the same period. The effects of compounding on the performance of the Fund will be more pronounced when the underlying index experiences increased volatility, the greater the leverage employed in the Fund, and over longer holding periods. Investors in the Fund should actively monitor and manage their investments to ensure they are consistent with their strategies. The effects of compounding are discussed in more detail on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund (effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund), Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by Guggenheim Investments. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the period, investment in the Cash Management Funds benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Inception Dates:
A-Class	November 28, 2014
C-Class	November 28, 2014
H-Class	November 28, 2014

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	7.0%
Apple, Inc.	6.9%
Amazon.com, Inc.	6.7%
Guggenheim Ultra Short Duration Fund — Institutional Class	4.8%
Guggenheim Strategy Fund II	4.8%
Alphabet, Inc. — Class C	3.2%
Facebook, Inc. — Class A	3.1%
Alphabet, Inc. — Class A	2.8%
Intel Corp.	2.1%
Cisco Systems, Inc.	2.0%
Top Ten Total	43.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	Since Inception (11/28/14)
A-Class Shares	18.74%	25.64%
A-Class Shares with sales charge‡	13.10%	24.24%
C-Class Shares	17.85%	24.65%
C-Class Shares with CDSC§	16.85%	24.65%
H-Class Shares	18.72%	26.33%
NASDAQ-100 Index	13.36%	14.35%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to difference in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

50 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2019
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 67.9%

Technology - 26.9%
Microsoft Corp.	77,742	$9,168,891
Apple, Inc.	47,781	9,076,001
Intel Corp.	50,571	2,715,663
Adobe, Inc.*	5,485	1,461,698
Broadcom, Inc.	4,455	1,339,663
NVIDIA Corp.	6,816	1,223,881
Texas Instruments, Inc.	10,555	1,119,569
QUALCOMM, Inc.	13,610	776,178
Intuit, Inc.	2,913	761,487
Micron Technology, Inc.*	12,607	521,047
Cognizant Technology Solutions Corp. — Class A	6,467	468,534
Analog Devices, Inc.	4,142	436,028
Applied Materials, Inc.	10,676	423,410
Activision Blizzard, Inc.	8,591	391,148
Fiserv, Inc.*	4,404	388,785
Autodesk, Inc.*	2,463	383,785
Xilinx, Inc.	2,847	360,971
Electronic Arts, Inc.*	3,370	342,493
Workday, Inc. — Class A*	1,698	327,459
NXP Semiconductor N.V.	3,696	326,690
Paychex, Inc.	4,038	323,848
Lam Research Corp.	1,715	307,002
Advanced Micro Devices, Inc.*	11,306	288,529
Check Point Software Technologies Ltd.*	1,757	222,243
Microchip Technology, Inc.[1]	2,664	221,006
Cerner Corp.*	3,647	208,645
KLA-Tencor Corp.	1,702	203,236
Cadence Design Systems, Inc.*	3,154	200,311
NetEase, Inc. ADR	822	198,472
Synopsys, Inc.*	1,683	193,797
NetApp, Inc.	2,778	192,627
Maxim Integrated Products, Inc.	3,074	163,445
Skyworks Solutions, Inc.	1,957	161,413
Western Digital Corp.	3,271	157,204
ASML Holding N.V. — Class G	806	151,568
Citrix Systems, Inc.	1,481	147,596
Take-Two Interactive Software, Inc.*	1,272	120,039
Total Technology		35,474,362

Communications - 24.8%
Amazon.com, Inc.*	4,979	8,866,354
Alphabet, Inc. — Class C*	3,567	4,185,197
Facebook, Inc. — Class A*	24,403	4,067,736
Alphabet, Inc. — Class A*	3,118	3,669,543
Cisco Systems, Inc.	49,504	2,672,721
Comcast Corp. — Class A	50,792	2,030,664
Netflix, Inc.*	4,911	1,751,066
Booking Holdings, Inc.*	506	882,925
Charter Communications, Inc. — Class A*	2,534	879,070
T-Mobile US, Inc.*	9,562	660,734
Baidu, Inc. ADR*	3,134	516,640
eBay, Inc.	10,289	382,133
JD.com, Inc. ADR*	10,397	313,470
Sirius XM Holdings, Inc.	48,871	277,099
MercadoLibre, Inc.*	508	257,927
VeriSign, Inc.*	1,346	244,380
Ctrip.com International Ltd. ADR*	5,476	239,246
Expedia Group, Inc.	1,511	179,809
Symantec Corp.	7,189	165,275
Liberty Global plc — Class C*	5,922	143,372
Fox Corp. — Class A*	3,859	141,676
Fox Corp. — Class B*	2,953	105,954
Liberty Global plc — Class A*	2,300	57,316
Walt Disney Co.	6	668
Total Communications		32,690,975

Consumer, Non-cyclical - 10.2%
PepsiCo, Inc.	15,797	1,935,922
PayPal Holdings, Inc.*	13,194	1,370,065
Amgen, Inc.	6,998	1,329,480
Gilead Sciences, Inc.	14,344	932,503
Mondelez International, Inc. — Class A	16,242	810,801
Automatic Data Processing, Inc.	4,900	782,726
Celgene Corp.*	7,897	745,003
Intuitive Surgical, Inc.*	1,288	734,907
Vertex Pharmaceuticals, Inc.*	2,875	528,856
Biogen, Inc.*	2,212	522,873
Illumina, Inc.*	1,653	513,571
Regeneron Pharmaceuticals, Inc.*	1,208	496,029
Kraft Heinz Co.	13,714	447,762
Alexion Pharmaceuticals, Inc.*	2,513	339,707
Monster Beverage Corp.*	6,108	333,375
Align Technology, Inc.*	900	255,897
Verisk Analytics, Inc. — Class A	1,839	244,587
Cintas Corp.	1,176	237,681
IDEXX Laboratories, Inc.*	967	216,221
Incyte Corp.*	2,408	207,112
BioMarin Pharmaceutical, Inc.*	2,006	178,193
Mylan N.V.*	5,801	164,400
Henry Schein, Inc.*	1,702	102,308
Total Consumer, Non-cyclical		13,429,979

Consumer, Cyclical - 5.0%
Costco Wholesale Corp.	4,954	1,199,562
Starbucks Corp.	13,984	1,039,571
Walgreens Boots Alliance, Inc.	10,608	671,168
Tesla, Inc.*,1	1,942	543,488
Marriott International, Inc. — Class A	3,836	479,845
Ross Stores, Inc.	4,168	388,041
O’Reilly Automotive, Inc.*	881	342,092
Dollar Tree, Inc.*	2,676	281,087
PACCAR, Inc.	3,900	265,746
United Continental Holdings, Inc.*	3,000	239,340
Ulta Beauty, Inc.*	666	232,254
Lululemon Athletica, Inc.*	1,368	224,174
Fastenal Co.	3,218	206,949
American Airlines Group, Inc.	5,050	160,388
Wynn Resorts Ltd.	1,211	144,497

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

	Shares	Value

Hasbro, Inc.	1,415	$120,303
Total Consumer, Cyclical		6,538,505

Industrial - 0.6%
CSX Corp.	9,173	686,324
J.B. Hunt Transport Services, Inc.	1,223	123,878
Total Industrial		810,202

Utilities - 0.2%
Xcel Energy, Inc.	5,783	325,062

Financial - 0.2%
Willis Towers Watson plc	1,452	255,044

Total Common Stocks
(Cost $82,776,017)		89,524,129

MUTUAL FUNDS† - 9.6%
Guggenheim Ultra Short Duration Fund — Institutional Class[2,3]	639,111	6,371,937
Guggenheim Strategy Fund II2	256,732	6,369,514
Total Mutual Funds
(Cost $12,785,565)		12,741,451

	Face Amount

U.S. TREASURY BILLS†† - 5.0%
U.S. Treasury Bills
2.39% due 05/07/19[4,5]	$5,200,000	5,187,593
2.31% due 04/02/19[5,6]	1,378,000	1,377,909
Total U.S. Treasury Bills
(Cost $6,565,502)		6,565,502

REPURCHASE AGREEMENTS††,7 - 23.5%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[4]	21,001,390	21,001,390
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[4]	5,250,347	5,250,347
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[4]	4,702,618	4,702,618
Total Repurchase Agreements
(Cost $30,954,355)		30,954,355

	Shares

SECURITIES LENDING COLLATERAL†,8 - 0.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[9]	367,635	367,635
Total Securities Lending Collateral
(Cost $367,635)		367,635

Total Investments - 106.3%
(Cost $133,449,074)		$140,153,072
Other Assets & Liabilities, net - (6.3)%		(8,245,795)
Total Net Assets - 100.0%		$131,907,277

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	120	Jun 2019	$17,765,400	$834,964

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	2.90%	At Maturity	04/30/19	9,628	$71,039,125	$679,490
BNP Paribas	NASDAQ-100 Index	3.00%	At Maturity	04/29/19	4,764	35,150,499	335,711
Goldman Sachs International	NASDAQ-100 Index	3.00%	At Maturity	04/29/19	6,834	50,429,621	188,776
						$156,619,245	$1,203,977

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 7.
[2]	Affiliated issuer.
[3]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2019.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	All or a portion of this security is pledged as futures collateral at March 31, 2019.
[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7-day yield as of March 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$89,524,129	$—	$—	$89,524,129
Mutual Funds	12,741,451	—	—	12,741,451
U.S. Treasury Bills	—	6,565,502	—	6,565,502
Repurchase Agreements	—	30,954,355	—	30,954,355
Securities Lending Collateral	367,635	—	—	367,635
Equity Futures Contracts**	834,964	—	—	834,964
Equity Index Swap Agreements**	—	1,203,977	—	1,203,977
Total Assets	$103,468,179	$38,723,834	$—	$142,192,013

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 53

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19	Shares 03/31/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$3,119,724	$3,290,000	$—	$—	$(40,210)	$6,369,514	256,732	$146,346	$2,729
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	1,819,498	6,070,000	(1,500,000)	(1,199)	(16,362)	6,371,937	639,111	118,119	3,058
	$4,939,222	$9,360,000	$(1,500,000)	$(1,199)	$(56,572)	$12,741,451		$264,465	$5,787

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

54 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments in unaffiliated issuers, at value - including $362,027 of securities loaned (cost $89,709,154)	$96,457,266
Investments in affiliated issuers, at value (cost $12,785,565)	12,741,451
Repurchase agreements, at value (cost $30,954,355)	30,954,355
Segregated cash with broker	1,771,000
Unrealized appreciation on swap agreements	1,203,977
Receivables:
Fund shares sold	810,020
Variation margin on futures contracts	120,600
Investment Adviser	51,154
Dividends	41,789
Interest	6,519
Securities lending income	18
Total assets	144,158,149

Liabilities:
Payable for:
Securities purchased	11,410,183
Return of securities lending collateral	367,635
Fund shares redeemed	178,828
Management fees	94,095
Swap settlement	33,148
Distribution and service fees	26,773
Transfer agent and administrative fees	26,477
Portfolio accounting fees	10,591
Trustees’ fees*	1,585
Miscellaneous	101,557
Total liabilities	12,250,872
Commitments and contingent liabilities (Note 13)	—
Net assets	$131,907,277

Net assets consist of:
Paid in capital	$181,184,652
Total distributable earnings (loss)	(49,277,375)
Net assets	$131,907,277

A-Class:
Net assets	$3,077,275
Capital shares outstanding	22,873
Net asset value per share	$134.54
Maximum offering price per share (Net asset value divided by 95.25%)	$141.25

C-Class:
Net assets	$475,880
Capital shares outstanding	3,660
Net asset value per share	$130.01

H-Class:
Net assets	$128,354,122
Capital shares outstanding	931,478
Net asset value per share	$137.80

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $444)	$568,940
Dividends from securities of affiliated issuers	264,465
Interest	419,441
Income from securities lending, net	4,406
Total investment income	1,257,252

Expenses:
Management fees	757,885
Distribution and service fees:
A-Class	6,933
C-Class	4,631
H-Class	202,432
Transfer agent and administrative fees	210,524
Portfolio accounting fees	84,209
Trustees’ fees*	24,846
Custodian fees	11,951
Line of credit fees	2,302
Miscellaneous	220,126
Total expenses	1,525,839
Less:
Expenses waived by Adviser	(390,829)
Net expenses	1,135,010
Net investment income	122,242

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	8,548,072
Investments in affiliated issuers	(1,199)
Distributions received from affiliated investment company shares	5,787
Swap agreements	20,613,740
Futures contracts	221,714
Net realized gain	29,388,114
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	3,230,732
Investments in affiliated issuers	(56,572)
Swap agreements	590,798
Futures contracts	928,987
Net change in unrealized appreciation (depreciation)	4,693,945
Net realized and unrealized gain	34,082,059
Net increase in net assets resulting from operations	$34,204,301

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$122,242	$(104,584)
Net realized gain on investments	29,388,114	7,807,298
Net change in unrealized appreciation (depreciation) on investments	4,693,945	1,678,074
Net increase in net assets resulting from operations	34,204,301	9,380,788

Capital share transactions:
Proceeds from sale of shares
A-Class	5,870,473	2,354,616
C-Class	870,336	863,781
H-Class	475,352,789	141,378,941
Cost of shares redeemed
A-Class	(5,265,587)	(1,779,999)
C-Class	(570,711)	(859,151)
H-Class	(406,018,040)	(153,547,919)
Net increase (decrease) from capital share transactions	70,239,260	(11,589,731)
Net increase (decrease) in net assets	104,443,561	(2,208,943)

Net assets:
Beginning of year	27,463,716	29,672,659
End of year	$131,907,277	$27,463,716

Capital share activity:
Shares sold
A-Class	45,931	23,176
C-Class	7,067	9,241
H-Class	3,856,374	1,310,588
Shares redeemed
A-Class	(40,617)	(18,356)
C-Class	(4,951)	(8,847)
H-Class	(3,142,899)	(1,444,250)
Net increase (decrease) in shares	720,905	(128,448)

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[a]
Per Share Data
Net asset value, beginning of period	$113.31	$79.32	$54.45	$51.68	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.25	(.23)	(.18)	(.27)	(.07)
Net gain (loss) on investments (realized and unrealized)	20.98	34.22	25.05	3.04	1.75
Total from investment operations	21.23	33.99	24.87	2.77	1.68
Net asset value, end of period	$134.54	$113.31	$79.32	$54.45	$51.68

Total Return[c]	18.74%	42.85%	45.65%	5.38%	3.36%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,077	$1,990	$1,010	$246	$465
Ratios to average net assets:
Net investment income (loss)	0.19%	(0.23%)	(0.28%)	(0.48%)	(0.38%)
Total expenses[d]	1.81%	1.71%	1.72%	1.70%	1.63%
Net expenses[e,f]	1.35%	1.35%	1.35%	1.37%	1.35%
Portfolio turnover rate	467%	385%	259%	551%	84%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[a]
Per Share Data
Net asset value, beginning of period	$110.32	$77.79	$53.80	$51.55	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	(.64)	(1.00)	(.73)	(.56)	(.19)
Net gain (loss) on investments (realized and unrealized)	20.33	33.53	24.72	2.81	1.74
Total from investment operations	19.69	32.53	23.99	2.25	1.55
Net asset value, end of period	$130.01	$110.32	$77.79	$53.80	$51.55

Total Return[c]	17.85%	41.82%	44.52%	4.40%	3.10%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$476	$170	$89	$23	$14
Ratios to average net assets:
Net investment income (loss)	(0.52%)	(1.02%)	(1.10%)	(1.04%)	(1.13%)
Total expenses[d]	2.57%	2.46%	2.47%	2.51%	2.43%
Net expenses[e,f]	2.11%	2.10%	2.10%	2.17%	2.13%
Portfolio turnover rate	467%	385%	259%	551%	84%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

MONTHLY REBALANCE NASDAQ-100® 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[a]
Per Share Data
Net asset value, beginning of period	$116.07	$81.25	$55.79	$51.57	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.19	(.25)	(.23)	(.17)	(.10)
Net gain (loss) on investments (realized and unrealized)	21.54	35.07	25.69	4.39	1.67
Total from investment operations	21.73	34.82	25.46	4.22	1.57
Net asset value, end of period	$137.80	$116.07	$81.25	$55.79	$51.57

Total Return	18.72%	42.86%	45.64%	8.18%	3.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$128,354	$25,304	$28,573	$4,220	$342,658
Ratios to average net assets:
Net investment income (loss)	0.15%	(0.24%)	(0.35%)	(0.30%)	(0.60%)
Total expenses[d]	1.81%	1.71%	1.72%	1.67%	1.64%
Net expenses[e,f]	1.35%	1.35%	1.35%	1.35%	1.35%
Portfolio turnover rate	467%	385%	259%	551%	84%

[a]	Since commencement of operations: November 28, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers.
[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the operating expense ratios would be:

	03/31/19	03/29/18	03/31/17	03/31/16	03/31/15
A-Class	1.35%	1.35%	1.35%	1.35%	1.35%
C-Class	2.10%	2.10%	2.10%	2.10%	2.10%
H-Class	1.35%	1.35%	1.35%	1.35%	1.35%

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

INVERSE NASDAQ-100® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the NASDAQ-100® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2019, Inverse NASDAQ-100® Fund Investor Class returned -13.21%, while the NASDAQ-100 Index returned 13.36%. Inverse NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the NASDAQ-100 Index.

The Technology and Communications sectors contributed the most to the performance of the underlying index during the period. No sector detracted. The Utilities sector contributed the least to performance of the underlying index for the period, followed by the Industrials sector.

Microsoft Corp., Amazon.com, Inc., and Apple, Inc. contributed the most to performance of the underlying index for the period. NVIDIA Corp., Kraft Heinz Co., and Activision Blizzard, Inc. detracted the most from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund (effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund), Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by Guggenheim Investments. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the period, investment in the Cash Management Funds benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 59

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Inception Dates:
Investor Class	September 3, 1998
A-Class	March 31, 2004
C-Class	March 7, 2001
H-Class	September 18, 2014

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	38.7%
Guggenheim Ultra Short Duration Fund — Institutional Class	29.7%
Total	68.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
Investor Class Shares	(13.21%)	(16.19%)	(19.88%)
A-Class Shares	(13.44%)	(16.16%)	(20.00%)
A-Class Shares with sales charge‡	(17.55%)	(16.98%)	(20.38%)
C-Class Shares	(14.11%)	(17.03%)	(20.71%)
C-Class Shares with CDSC§	(14.97%)	(17.03%)	(20.71%)
NASDAQ-100 Index	13.36%	16.84%	20.89%

	1 Year	Since Inception (09/18/14)
H-Class Shares	(13.47%)	(15.15%)
NASDAQ-100 Index	13.36%	13.83%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

60 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2019
INVERSE NASDAQ-100® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 68.4%
Guggenheim Strategy Fund II1	121,225	$3,007,586
Guggenheim Ultra Short Duration Fund — Institutional Class[1,2]	231,876	2,311,807
Total Mutual Funds
(Cost $5,314,364)		5,319,393

	Face Amount

FEDERAL AGENCY NOTES†† - 22.6%
Federal Home Loan Bank
2.92% (3 Month USD LIBOR + 0.13%, Rate Floor: 0.00%) due 07/01/20[3]	$1,000,000	1,002,667
Federal Farm Credit Bank
2.70% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[3]	750,000	749,360
Total Federal Agency Notes
(Cost $1,752,905)		1,752,027

U.S. TREASURY BILLS†† - 3.9%
U.S. Treasury Bills
2.39% due 05/07/19[4,5]	290,000	289,308
2.31% due 04/02/19[5,6]	16,000	15,999
Total U.S. Treasury Bills
(Cost $305,307)		305,307

REPURCHASE AGREEMENTS††,7 - 6.3%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[4]	334,258	334,258
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[4]	83,564	83,564
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[4]	74,847	74,847
Total Repurchase Agreements
(Cost $492,669)		492,669

Total Investments - 101.2%
(Cost $7,865,245)		$7,869,396
Other Assets & Liabilities, net - (1.2)%		(93,505)
Total Net Assets - 100.0%		$7,775,891

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
NASDAQ-100 Index Mini Futures Contracts	2	Jun 2019	$296,090	$(13,917)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	NASDAQ-100 Index	(2.76%)	At Maturity	04/30/19	474	$3,497,460	$(33,454)
BNP Paribas	NASDAQ-100 Index	(2.50%)	At Maturity	04/29/19	538	3,971,183	(37,903)
						$7,468,643	$(71,357)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
INVERSE NASDAQ-100® STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2019.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	All or a portion of this security is pledged as futures collateral at March 31, 2019.
[7]	Repurchase Agreements — See Note 6.
LIBOR — London Interbank Offered Rate
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$5,319,393	$—	$—	$5,319,393
Federal Agency Notes	—	1,752,027	—	1,752,027
U.S. Treasury Bills	—	305,307	—	305,307
Repurchase Agreements	—	492,669	—	492,669
Total Assets	$5,319,393	$2,550,003	$—	$7,869,396

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$13,917	$—	$—	$13,917
Equity Index Swap Agreements**	—	71,357	—	71,357
Total Liabilities	$13,917	$71,357	$—	$85,274

**	This derivative is reported as unrealized appreciation/depreciation at period end.

62 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
INVERSE NASDAQ-100® STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19	Shares 03/31/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$2,125,793	$1,500,000	$(599,999)	$(1,209)	$(16,999)	$3,007,586	121,225	$75,507	$1,133
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	2,120,838	1,500,000	(1,300,001)	(1,255)	(7,775)	2,311,807	231,876	68,925	1,537
	$4,246,631	$3,000,000	$(1,900,000)	$(2,464)	$(24,774)	$5,319,393		$144,432	$2,670

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 63

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $2,058,212)	$2,057,334
Investments in affiliated issuers, at value (cost $5,314,364)	5,319,393
Repurchase agreements, at value (cost $492,669)	492,669
Segregated cash with broker	1,038
Receivables:
Fund shares sold	32,832
Dividends	14,572
Interest	8,421
Swap settlement	657
Total assets	7,926,916

Liabilities:
Unrealized depreciation on swap agreements	71,357
Payable for:
Fund shares redeemed	47,957
Management fees	6,480
Variation margin on futures contracts	2,010
Transfer agent and administrative fees	1,988
Portfolio accounting fees	796
Distribution and service fees	465
Trustees’ fees*	288
Miscellaneous	19,684
Total liabilities	151,025
Commitments and contingent liabilities (Note 13)	—
Net assets	$7,775,891

Net assets consist of:
Paid in capital	$41,150,199
Total distributable earnings (loss)	(33,374,308)
Net assets	$7,775,891

Investor Class:
Net assets	$6,472,906
Capital shares outstanding	118,298
Net asset value per share	$54.72

A-Class:
Net assets	$834,759
Capital shares outstanding	15,747
Net asset value per share	$53.01
Maximum offering price per share (Net asset value divided by 95.25%)	$55.65

C-Class:
Net assets	$127,617
Capital shares outstanding	2,834
Net asset value per share	$45.03

H-Class:
Net assets	$340,609
Capital shares outstanding	6,519
Net asset value per share	$52.24

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$144,432
Interest	232,378
Total investment income	376,810

Expenses:
Management fees	137,808
Distribution and service fees:
A-Class	2,482
C-Class	5,947
H-Class	6,364
Transfer agent and administrative fees	38,280
Portfolio accounting fees	15,312
Trustees’ fees*	3,108
Custodian fees	2,158
Line of credit fees	24
Miscellaneous	42,038
Total expenses	253,521
Less:
Expenses waived by Adviser	(2,665)
Net expenses	250,856
Net investment income	125,954

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	1,174
Investments in affiliated issuers	(2,464)
Distributions received from affiliated investment company shares	2,670
Swap agreements	(2,935,479)
Futures contracts	116,293
Net realized loss	(2,817,806)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(878)
Investments in affiliated issuers	(24,774)
Swap agreements	(249,192)
Futures contracts	(13,917)
Net change in unrealized appreciation (depreciation)	(288,761)
Net realized and unrealized loss	(3,106,567)
Net decrease in net assets resulting from operations	$(2,980,613)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$125,954	$(393)
Net realized loss on investments	(2,817,806)	(2,530,056)
Net change in unrealized appreciation (depreciation) on investments	(288,761)	242,172
Net decrease in net assets resulting from operations	(2,980,613)	(2,288,277)

Capital share transactions:
Proceeds from sale of shares
Investor Class	176,343,541	93,876,628
A-Class	4,974,401	1,757,628
C-Class	9,340,131	2,225,904
H-Class	71,221,514	51,935,256
Cost of shares redeemed
Investor Class	(173,569,949)	(93,335,132)
A-Class	(4,992,757)	(2,856,960)
C-Class	(9,969,595)	(2,270,555)
H-Class	(72,385,819)	(49,868,266)
Net increase from capital share transactions	961,467	1,464,503
Net decrease in net assets	(2,019,146)	(823,774)

Net assets:
Beginning of year	9,795,037	10,618,811
End of year	$7,775,891	$9,795,037

Capital share activity:
Shares sold
Investor Class	2,892,671	1,343,162
A-Class	83,715	25,793
C-Class	191,511	40,912
H-Class	1,239,869	822,375
Shares redeemed
Investor Class	(2,861,185)	(1,337,274)
A-Class	(84,906)	(43,572)
C-Class	(205,483)	(43,217)
H-Class	(1,273,160)	(788,739)
Net increase (decrease) in shares	(16,968)	19,440

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]
Per Share Data
Net asset value, beginning of period	$63.05	$77.68	$96.42	$105.47	$132.37
Income (loss) from investment operations:
Net investment income (loss)[a]	.56	.11	(.51)	(1.08)	(1.32)
Net gain (loss) on investments (realized and unrealized)	(8.89)	(14.74)	(18.23)	(7.97)	(25.58)
Total from investment operations	(8.33)	(14.63)	(18.74)	(9.05)	(26.90)
Net asset value, end of period	$54.72	$63.05	$77.68	$96.42	$105.47

Total Return	(13.21%)	(18.83%)	(19.42%)	(8.61%)	(20.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,473	$5,474	$6,286	$11,857	$6,821
Ratios to average net assets:
Net investment income (loss)	0.93%	0.16%	(0.57%)	(1.04%)	(1.14%)
Total expenses[b]	1.56%	1.46%	1.46%	1.44%	1.46%
Net expenses[c]	1.54%	1.46%	1.46%	1.44%	1.46%
Portfolio turnover rate	38%	—	486%	1,674%	149%

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]
Per Share Data
Net asset value, beginning of period	$61.24	$75.63	$94.01	$101.76	$127.98
Income (loss) from investment operations:
Net investment income (loss)[a]	.41	(.08)	(1.00)	(1.32)	(1.48)
Net gain (loss) on investments (realized and unrealized)	(8.64)	(14.31)	(17.38)	(6.43)	(24.74)
Total from investment operations	(8.23)	(14.39)	(18.38)	(7.75)	(26.22)
Net asset value, end of period	$53.01	$61.24	$75.63	$94.01	$101.76

Total Return[d]	(13.44%)	(19.03%)	(19.54%)	(7.63%)	(20.50%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$835	$1,037	$2,626	$54,948	$570
Ratios to average net assets:
Net investment income (loss)	0.72%	(0.12%)	(1.08%)	(1.36%)	(1.35%)
Total expenses[b]	1.81%	1.72%	1.70%	1.69%	1.71%
Net expenses[c]	1.79%	1.72%	1.70%	1.69%	1.71%
Portfolio turnover rate	38%	—	486%	1,674%	149%

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE NASDAQ-100® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Year Ended March 31, 2015[f]
Per Share Data
Net asset value, beginning of period	$52.43	$65.23	$81.79	$90.32	$114.51
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(.48)	(1.14)	(1.80)	(2.12)
Net gain (loss) on investments (realized and unrealized)	(7.34)	(12.32)	(15.42)	(6.73)	(22.07)
Total from investment operations	(7.40)	(12.80)	(16.56)	(8.53)	(24.19)
Net asset value, end of period	$45.03	$52.43	$65.23	$81.79	$90.32

Total Return[d]	(14.11%)	(19.62%)	(20.26%)	(9.43%)	(21.13%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$128	$881	$1,247	$1,457	$998
Ratios to average net assets:
Net investment income (loss)	(0.13%)	(0.84%)	(1.51%)	(2.09%)	(2.12%)
Total expenses[b]	2.53%	2.46%	2.46%	2.44%	2.46%
Net expenses[c]	2.53%	2.46%	2.46%	2.44%	2.46%
Portfolio turnover rate	38%	—	486%	1,674%	149%

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[f]	Year Ended March 31, 2016[f]	Period Ended March 31, 2015[e,f]
Per Share Data
Net asset value, beginning of period	$60.37	$74.56	$92.82	$101.76	$110.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.37	.07	(.86)	(1.16)	(.80)
Net gain (loss) on investments (realized and unrealized)	(8.50)	(14.26)	(17.40)	(7.78)	(7.44)
Total from investment operations	(8.13)	(14.19)	(18.26)	(8.94)	(8.24)
Net asset value, end of period	$52.24	$60.37	$74.56	$92.82	$101.76

Total Return	(13.47%)	(19.03%)	(19.65%)	(8.80%)	(7.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$341	$2,403	$460	$252	$335
Ratios to average net assets:
Net investment income (loss)	0.63%	0.11%	(0.95%)	(1.18%)	(1.35%)
Total expenses[b]	1.81%	1.71%	1.70%	1.70%	1.68%
Net expenses[c]	1.79%	1.71%	1.70%	1.70%	1.68%
Portfolio turnover rate	38%	—	486%	1,674%	149%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]	Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[f]	Reverse share split — Per share amounts for the periods presented through March 31, 2017, have been restated to reflect a 1:4 reverse share split effective November 4, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

MID-CAP 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for mid-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the S&P MidCap 400® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2019, Mid-Cap 1.5x Strategy Fund H-Class returned -0.21%, while the the S&P MidCap 400 Index returned 2.59%. Mid-Cap 1.5x Strategy Fund maintained a correlation of more than 99% to its benchmark of 150% of the daily price movement of the S&P MidCap 400 Index.

Technology and Utilities contributed the most to performance of the underlying index during the period. The largest detractors were Consumer Staples and Energy.

ABIOMED, Inc., Take-Two Interactive Software, Inc., and Broadridge Financial Solutions, Inc. contributed the most to the performance of the underlying index for the period. Mallinckrodt Plc, TreeHouse Foods, Inc., and NCR Corp. were the largest detractors from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund (effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund), Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by Guggenheim Investments. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the period, investment in the Cash Management Funds benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

68 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Inception Dates:
A-Class	March 31, 2004
C-Class	August 20, 2001
H-Class	August 16, 2001

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	22.5%
Guggenheim Ultra Short Duration Fund — Institutional Class	19.1%
Zebra Technologies Corp. — Class A	0.1%
IDEX Corp.	0.1%
STERIS plc	0.1%
Ultimate Software Group, Inc.	0.1%
Domino’s Pizza, Inc.	0.1%
Trimble, Inc.	0.1%
Camden Property Trust	0.1%
PTC, Inc.	0.1%
Top Ten Total	42.4%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	(0.11%)	9.44%	21.29%
A-Class Shares with sales charge‡	(4.86%)	8.38%	20.70%
C-Class Shares	(0.86%)	8.63%	20.40%
C-Class Shares with CDSC§	(1.84%)	8.63%	20.40%
H-Class Shares	(0.21%)	9.50%	21.33%
S&P MidCap 400 Index	2.59%	8.29%	16.28%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 69

SCHEDULE OF INVESTMENTS	March 31, 2019
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 2.8%

Financial - 0.7%
Camden Property Trust REIT	34	$3,451
Reinsurance Group of America, Inc. — Class A	22	3,124
National Retail Properties, Inc. REIT	56	3,102
Alleghany Corp.*	5	3,062
WR Berkley Corp.	34	2,880
Omega Healthcare Investors, Inc. REIT	71	2,709
Kilroy Realty Corp. REIT	35	2,659
Liberty Property Trust REIT	52	2,518
Jones Lang LaSalle, Inc.	16	2,467
Medical Properties Trust, Inc. REIT	133	2,462
Signature Bank	19	2,433
American Financial Group, Inc.	25	2,405
East West Bancorp, Inc.	50	2,398
Brown & Brown, Inc.	81	2,390
Lamar Advertising Co. — Class A REIT	30	2,378
SEI Investments Co.	45	2,351
American Campus Communities, Inc. REIT	48	2,284
Douglas Emmett, Inc. REIT	56	2,264
RenaissanceRe Holdings Ltd.	15	2,153
Cullen/Frost Bankers, Inc.	22	2,136
Old Republic International Corp.	99	2,071
First American Financial Corp.	39	2,009
EPR Properties REIT	26	1,999
CyrusOne, Inc. REIT	38	1,993
Commerce Bancshares, Inc.	34	1,974
Brixmor Property Group, Inc. REIT	104	1,910
Synovus Financial Corp.	55	1,890
New York Community Bancorp, Inc.	163	1,886
Primerica, Inc.	15	1,832
Highwoods Properties, Inc. REIT	36	1,684
Webster Financial Corp.	32	1,621
Eaton Vance Corp.	40	1,613
Kemper Corp.	21	1,599
Hanover Insurance Group, Inc.	14	1,598
Prosperity Bancshares, Inc.	23	1,588
PacWest Bancorp	42	1,580
JBG SMITH Properties REIT	38	1,571
Life Storage, Inc. REIT	16	1,556
First Industrial Realty Trust, Inc. REIT	44	1,556
First Horizon National Corp.	111	1,552
SLM Corp.	152	1,506
Hospitality Properties Trust REIT	57	1,500
Janus Henderson Group plc	57	1,424
Rayonier, Inc. REIT	45	1,418
Healthcare Realty Trust, Inc. REIT	44	1,413
Cousins Properties, Inc. REIT	146	1,410
Pebblebrook Hotel Trust REIT	45	1,398
CoreSite Realty Corp. REIT	13	1,391
First Financial Bankshares, Inc.	24	1,387
Sterling Bancorp	74	1,379
Pinnacle Financial Partners, Inc.	25	1,367
Interactive Brokers Group, Inc. — Class A	26	1,349
Wintrust Financial Corp.	20	1,347
Stifel Financial Corp.	25	1,319
United Bankshares, Inc.	36	1,305
Evercore, Inc. — Class A	14	1,274
Umpqua Holdings Corp.	77	1,270
Weingarten Realty Investors REIT	42	1,234
Bank OZK	42	1,217
Associated Banc-Corp.	57	1,217
Hancock Whitney Corp.	30	1,212
Sabra Health Care REIT, Inc.	62	1,207
FNB Corp.	113	1,198
TCF Financial Corp.	57	1,179
Valley National Bancorp	116	1,111
Taubman Centers, Inc. REIT	21	1,110
Bank of Hawaii Corp.	14	1,104
LendingTree, Inc.*,1	3	1,055
Corporate Office Properties Trust REIT	38	1,037
Chemical Financial Corp.	25	1,029
Texas Capital Bancshares, Inc.*	18	983
Senior Housing Properties Trust REIT	83	978
Federated Investors, Inc. — Class B	33	967
UMB Financial Corp.	15	961
Home BancShares, Inc.	54	949
Cathay General Bancorp	27	916
Fulton Financial Corp.	59	913
PotlatchDeltic Corp. REIT	24	907
CNO Financial Group, Inc.	56	906
BancorpSouth Bank	32	903
Navient Corp.	76	879
Legg Mason, Inc.	30	821
Washington Federal, Inc.	28	809
GEO Group, Inc. REIT	42	806
CoreCivic, Inc. REIT	41	797
Trustmark Corp.	23	773
Urban Edge Properties REIT	40	760
International Bancshares Corp.	19	723
Uniti Group, Inc. REIT[1]	62	694
Tanger Factory Outlet Centers, Inc. REIT	33	692
Mack-Cali Realty Corp. REIT	31	688
Genworth Financial, Inc. — Class A*	174	666
Deluxe Corp.	15	656
Alexander & Baldwin, Inc. REIT	24	611
Realogy Holdings Corp.[1]	40	456
Mercury General Corp.	9	451
Total Financial		145,740

Industrial - 0.5%
IDEX Corp.	26	3,945
Trimble, Inc.*	88	3,555
Old Dominion Freight Line, Inc.	23	3,321
Lennox International, Inc.	12	3,173
Teledyne Technologies, Inc.*	13	3,081
Cognex Corp.	60	3,052
Graco, Inc.	58	2,872
Carlisle Companies, Inc.	20	2,452
Nordson Corp.	18	2,386
AptarGroup, Inc.	22	2,341
Arrow Electronics, Inc.*	30	2,312

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Universal Display Corp.	15	$2,293
Donaldson Company, Inc.	45	2,253
Hubbell, Inc.	19	2,242
Sonoco Products Co.	35	2,154
XPO Logistics, Inc.*,1	36	1,935
Gentex Corp.	90	1,861
Lincoln Electric Holdings, Inc.	22	1,845
Oshkosh Corp.	24	1,803
Woodward, Inc.	19	1,803
Bemis Company, Inc.	32	1,775
MDU Resources Group, Inc.	68	1,756
Genesee & Wyoming, Inc. — Class A*	20	1,743
ITT, Inc.	30	1,740
National Instruments Corp.	39	1,730
Curtiss-Wright Corp.	15	1,700
Acuity Brands, Inc.	14	1,680
Avnet, Inc.	38	1,648
Littelfuse, Inc.	9	1,642
Stericycle, Inc.*	30	1,633
AECOM*	54	1,602
Landstar System, Inc.	14	1,531
AGCO Corp.	22	1,530
Crane Co.	18	1,523
nVent Electric plc	56	1,511
EMCOR Group, Inc.	20	1,462
Kirby Corp.*	19	1,427
Knight-Swift Transportation Holdings, Inc.[1]	43	1,405
Eagle Materials, Inc.	16	1,349
SYNNEX Corp.	14	1,335
Tech Data Corp.*	13	1,331
Jabil, Inc.	49	1,303
Trex Company, Inc.*	21	1,292
Clean Harbors, Inc.*	18	1,287
MSA Safety, Inc.	12	1,241
Regal Beloit Corp.	15	1,228
Ryder System, Inc.	19	1,178
Louisiana-Pacific Corp.	47	1,146
Coherent, Inc.*	8	1,134
Kennametal, Inc.	29	1,066
Timken Co.	24	1,047
Valmont Industries, Inc.	8	1,041
Owens-Illinois, Inc.	54	1,025
MasTec, Inc.*	21	1,010
Trinity Industries, Inc.	46	999
GATX Corp.	13	993
Energizer Holdings, Inc.	22	988
EnerSys	15	977
KBR, Inc.	49	936
Colfax Corp.*	31	920
Vishay Intertechnology, Inc.	46	850
Resideo Technologies, Inc.*	43	830
Silgan Holdings, Inc.	27	800
Belden, Inc.	14	752
Terex Corp.	22	707
Granite Construction, Inc.	16	690
Worthington Industries, Inc.	14	522
Werner Enterprises, Inc.	15	512
Dycom Industries, Inc.*	11	505
Greif, Inc. — Class A	9	371
Total Industrial		111,082

Consumer, Non-cyclical - 0.5%
STERIS plc	29	3,713
MarketAxess Holdings, Inc.	13	3,199
Molina Healthcare, Inc.*	22	3,123
WEX, Inc.*	15	2,880
West Pharmaceutical Services, Inc.	26	2,865
Bio-Techne Corp.	13	2,581
Service Corporation International	63	2,529
Post Holdings, Inc.*	23	2,516
Exelixis, Inc.*	105	2,499
Charles River Laboratories International, Inc.*	17	2,469
Hill-Rom Holdings, Inc.	23	2,435
Masimo Corp.*	17	2,351
PRA Health Sciences, Inc.*	21	2,316
Ingredion, Inc.	23	2,178
Bio-Rad Laboratories, Inc. — Class A*	7	2,140
Catalent, Inc.*	51	2,070
Sabre Corp.	96	2,053
Encompass Health Corp.	34	1,986
Chemed Corp.	6	1,920
United Therapeutics Corp.*	15	1,760
ManpowerGroup, Inc.	21	1,737
LivaNova plc*	17	1,653
Insperity, Inc.	13	1,608
Haemonetics Corp.*	18	1,575
ICU Medical, Inc.*	6	1,436
HealthEquity, Inc.*	19	1,406
Integra LifeSciences Holdings Corp.*	25	1,393
Graham Holdings Co. — Class B	2	1,366
Flowers Foods, Inc.	64	1,365
Globus Medical, Inc. — Class A*	27	1,334
LiveRamp Holdings, Inc.*	24	1,310
TreeHouse Foods, Inc.*	20	1,291
Brink’s Co.	17	1,282
Amedisys, Inc.*	10	1,233
Aaron’s, Inc.	23	1,210
ASGN, Inc.*	18	1,143
Lancaster Colony Corp.	7	1,097
Syneos Health, Inc.*	21	1,087
Helen of Troy Ltd.*	9	1,044
CoreLogic, Inc.*	28	1,043
Green Dot Corp. — Class A*	17	1,031
NuVasive, Inc.*	18	1,022
Adtalem Global Education, Inc.*	20	926
Sprouts Farmers Market, Inc.*	43	926
Sanderson Farms, Inc.	7	923
Acadia Healthcare Company, Inc.*,1	31	909
Boston Beer Company, Inc. — Class A*	3	884
Ligand Pharmaceuticals, Inc. — Class B*	7	880
Cantel Medical Corp.	13	870
Healthcare Services Group, Inc.	26	858

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

MEDNAX, Inc.*	31	$842
Tenet Healthcare Corp.*	29	836
Edgewell Personal Care Co.*	19	834
Avis Budget Group, Inc.*	22	767
Avanos Medical, Inc.*	17	725
Hain Celestial Group, Inc.*	31	717
Patterson Companies, Inc.	29	634
Mallinckrodt plc*	29	631
Inogen, Inc.*	6	572
Prestige Consumer Healthcare, Inc.*	18	538
Sotheby’s*	11	415
Weight Watchers International, Inc.*	14	282
Tootsie Roll Industries, Inc.	7	267
Total Consumer, Non-cyclical		93,485

Consumer, Cyclical - 0.4%
Domino’s Pizza, Inc.	14	3,613
Live Nation Entertainment, Inc.*	48	3,050
NVR, Inc.*	1	2,767
Toro Co.	37	2,547
Five Below, Inc.*	19	2,361
Pool Corp.	14	2,310
Dunkin’ Brands Group, Inc.	29	2,178
Caesars Entertainment Corp.*	203	1,764
JetBlue Airways Corp.*	107	1,751
Toll Brothers, Inc.	47	1,701
Wyndham Hotels & Resorts, Inc.	34	1,700
Polaris Industries, Inc.	20	1,688
Casey’s General Stores, Inc.	13	1,674
Carter’s, Inc.	16	1,613
Williams-Sonoma, Inc.[1]	28	1,576
Watsco, Inc.	11	1,575
Skechers U.S.A., Inc. — Class A*	46	1,546
Ollie’s Bargain Outlet Holdings, Inc.*	18	1,536
Brunswick Corp.	30	1,510
Cinemark Holdings, Inc.	37	1,479
Goodyear Tire & Rubber Co.	81	1,470
Deckers Outdoor Corp.*	10	1,470
Texas Roadhouse, Inc. — Class A	23	1,430
Wyndham Destinations, Inc.	33	1,336
MSC Industrial Direct Company, Inc. — Class A	16	1,323
Marriott Vacations Worldwide Corp.	14	1,309
Cracker Barrel Old Country Store, Inc.	8	1,293
American Eagle Outfitters, Inc.	58	1,286
Six Flags Entertainment Corp.	25	1,234
Wendy’s Co.	63	1,127
Thor Industries, Inc.	18	1,123
Scotts Miracle-Gro Co. — Class A	14	1,100
Churchill Downs, Inc.	12	1,083
Eldorado Resorts, Inc.*	23	1,074
Dick’s Sporting Goods, Inc.	26	957
Tempur Sealy International, Inc.*	16	923
Nu Skin Enterprises, Inc. — Class A	19	909
Dana, Inc.	50	887
Bed Bath & Beyond, Inc.	48	816
Sally Beauty Holdings, Inc.*	42	773
Urban Outfitters, Inc.*	26	771
Boyd Gaming Corp.	28	766
Penn National Gaming, Inc.*	37	744
Herman Miller, Inc.	21	739
Cheesecake Factory, Inc.	15	734
Jack in the Box, Inc.	9	730
AutoNation, Inc.*	20	714
KB Home	29	701
Visteon Corp.*	10	673
World Fuel Services Corp.	23	664
TRI Pointe Group, Inc.*	49	619
Delphi Technologies plc	31	597
Brinker International, Inc.	13	577
HNI Corp.	15	544
Signet Jewelers Ltd.	18	489
Tupperware Brands Corp.	17	435
Dillard’s, Inc. — Class A1	6	432
Papa John’s International, Inc.	8	424
Adient plc	30	389
Scientific Games Corp. — Class A*	19	388
Michaels Companies, Inc.*	31	354
International Speedway Corp. — Class A	8	349
Total Consumer, Cyclical		75,695

Technology - 0.3%
Zebra Technologies Corp. — Class A*	19	3,981
Ultimate Software Group, Inc.*	11	3,631
PTC, Inc.*	37	3,411
Leidos Holdings, Inc.	51	3,269
Fair Isaac Corp.*	10	2,716
Tyler Technologies, Inc.*	13	2,657
CDK Global, Inc.	43	2,529
Teradyne, Inc.	60	2,390
Cree, Inc.*	36	2,060
Monolithic Power Systems, Inc.	14	1,897
Cypress Semiconductor Corp.	127	1,895
Teradata Corp.*	41	1,790
MKS Instruments, Inc.	19	1,768
CACI International, Inc. — Class A*	9	1,638
Medidata Solutions, Inc.*	22	1,611
MAXIMUS, Inc.	22	1,561
Lumentum Holdings, Inc.*	27	1,526
j2 Global, Inc.	16	1,386
Science Applications International Corp.	18	1,385
Blackbaud, Inc.	17	1,355
ACI Worldwide, Inc.*	40	1,315
Manhattan Associates, Inc.*	23	1,268
Silicon Laboratories, Inc.*	15	1,213
NCR Corp.*	41	1,119
Covetrus, Inc.*	33	1,051
Perspecta, Inc.	49	991
Cirrus Logic, Inc.*	21	883
CommVault Systems, Inc.*	13	842
NetScout Systems, Inc.*	24	674
Allscripts Healthcare Solutions, Inc.*	60	572
Synaptics, Inc.*	12	477

72 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
MID-CAP 1.5x STRATEGY FUND

	Shares	Value

Pitney Bowes, Inc.	66	$454
Total Technology		55,315

Basic Materials - 0.1%
Steel Dynamics, Inc.	80	2,822
RPM International, Inc.	46	2,670
Chemours Co.	58	2,155
Royal Gold, Inc.	23	2,091
Reliance Steel & Aluminum Co.	23	2,076
Versum Materials, Inc.	38	1,912
Ashland Global Holdings, Inc.	22	1,719
Ingevity Corp.*	13	1,373
Olin Corp.	57	1,319
NewMarket Corp.	3	1,301
Valvoline, Inc.	66	1,225
United States Steel Corp.	60	1,169
Allegheny Technologies, Inc.*	44	1,125
Domtar Corp.	22	1,092
Sensient Technologies Corp.	15	1,017
Cabot Corp.	21	874
PolyOne Corp.	27	791
Carpenter Technology Corp.	17	780
Minerals Technologies, Inc.	12	705
Commercial Metals Co.	41	700
Compass Minerals International, Inc.	12	653
Total Basic Materials		29,569

Utilities - 0.1%
UGI Corp.	61	3,381
OGE Energy Corp.	70	3,019
Aqua America, Inc.	62	2,259
National Fuel Gas Co.	30	1,829
IDACORP, Inc.	18	1,792
ONE Gas, Inc.	18	1,602
Hawaiian Electric Industries, Inc.	38	1,549
New Jersey Resources Corp.	31	1,543
Spire, Inc.	18	1,481
Southwest Gas Holdings, Inc.	18	1,481
ALLETE, Inc.	18	1,480
Black Hills Corp.	19	1,407
PNM Resources, Inc.	28	1,326
NorthWestern Corp.	18	1,267
Total Utilities		25,416

Energy - 0.1%
Equities Corp.	89	1,846
WPX Energy, Inc.*	138	1,809
Murphy Oil Corp.	57	1,670
Equitrans Midstream Corp.	71	1,546
Transocean Ltd.*	176	1,533
First Solar, Inc.*	26	1,374
PBF Energy, Inc. — Class A	42	1,308
Chesapeake Energy Corp.*	364	1,128
Apergy Corp.*	27	1,109
Patterson-UTI Energy, Inc.	74	1,037
Core Laboratories N.V.	15	1,034
Southwestern Energy Co.*	189	886
Murphy USA, Inc.*	10	856
Range Resources Corp.	72	809
CNX Resources Corp.*	69	743
Matador Resources Co.*	36	696
QEP Resources, Inc.*	82	639
SM Energy Co.	36	630
Ensco plc — Class A1	152	597
Callon Petroleum Co.*	79	597
Oasis Petroleum, Inc.*	94	568
Oceaneering International, Inc.*	34	536
NOW, Inc.*	38	531
Rowan Companies plc — Class A*	44	475
McDermott International, Inc.*	63	469
Total Energy		24,426

Communications - 0.1%
FactSet Research Systems, Inc.	13	3,227
Cable One, Inc.	2	1,963
Ciena Corp.*	50	1,867
ARRIS International plc*	57	1,802
New York Times Co. — Class A1	49	1,610
ViaSat, Inc.*	20	1,550
LogMeIn, Inc.	18	1,442
World Wrestling Entertainment, Inc. — Class A	15	1,302
TEGNA, Inc.	75	1,057
Telephone & Data Systems, Inc.	33	1,014
AMC Networks, Inc. — Class A*	16	908
Yelp, Inc. — Class A*	26	897
Meredith Corp.	14	774
InterDigital, Inc.	11	726
John Wiley & Sons, Inc. — Class A	16	707
Plantronics, Inc.	11	507
Cars.com, Inc.*	22	502
Total Communications		21,855

Total Common Stocks
(Cost $582,967)		582,583

MUTUAL FUNDS† - 41.6%
Guggenheim Strategy Fund II2	192,369	4,772,674
Guggenheim Ultra Short Duration Fund — Institutional Class[2,3]	406,995	4,057,739
Total Mutual Funds
(Cost $8,859,835)		8,830,413

	Face Amount

U.S. TREASURY BILLS†† - 5.4%
U.S. Treasury Bills
2.39% due 05/07/19[4,5]	$860,000	857,948
2.31% due 04/02/19[5,6]	281,000	280,981
Total U.S. Treasury Bills
(Cost $1,138,929)		1,138,929

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
MID-CAP 1.5x STRATEGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,7 - 48.8%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[4]	$7,019,628	$7,019,628
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[4]	1,754,907	1,754,907
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[4]	1,571,831	1,571,831
Total Repurchase Agreements
(Cost $10,346,366)		10,346,366

	Shares

SECURITIES LENDING COLLATERAL†,8 - 0.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[9]	8,017	8,017
Total Securities Lending Collateral
(Cost $8,017)		8,017

Total Investments - 98.6%
(Cost $20,936,114)		$20,906,308
Other Assets & Liabilities, net - 1.4%		302,678
Total Net Assets - 100.0%		$21,208,986

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
S&P MidCap 400 Index Mini Futures Contracts	12	Jun 2019	$2,282,040	$36,123

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	S&P MidCap 400 Index	2.76%	At Maturity	04/29/19	9,794	$18,572,890	$193,412
Barclays Bank plc	S&P MidCap 400 Index	2.76%	At Maturity	04/30/19	4,316	8,184,933	92,845
BNP Paribas	S&P MidCap 400 Index	2.85%	At Maturity	04/29/19	1,168	2,214,534	25,120
						$28,972,357	$311,377

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 7.
[2]	Affiliated issuer.
[3]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[4]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2019.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	All or a portion of this security is pledged as futures collateral at March 31, 2019.
[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7-day yield as of March 31, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
MID-CAP 1.5x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$582,583	$—	$—	$582,583
Mutual Funds	8,830,413	—	—	8,830,413
U.S. Treasury Bills	—	1,138,929	—	1,138,929
Repurchase Agreements	—	10,346,366	—	10,346,366
Securities Lending Collateral	8,017	—	—	8,017
Equity Futures Contracts**	36,123	—	—	36,123
Equity Index Swap Agreements**	—	311,377	—	311,377
Total Assets	$9,457,136	$11,796,672	$—	$21,253,808

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19	Shares 03/31/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$8,601,145	$5,500,000	$(9,250,001)	$(41,872)	$(36,598)	$4,772,674	192,369	$221,675	$5,678
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	6,903,472	4,700,000	(7,500,000)	(28,263)	(17,470)	4,057,739	406,995	186,128	6,964
	$15,504,617	$10,200,000	$(16,750,001)	$(70,135)	$(54,068)	$8,830,413		$407,803	$12,642

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

MID-CAP 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments in unaffiliated issuers, at value - including $7,831 of securities loaned (cost $1,729,913)	$1,729,529
Investments in affiliated issuers, at value (cost $8,859,835)	8,830,413
Repurchase agreements, at value (cost $10,346,366)	10,346,366
Segregated cash with broker	15,142
Unrealized appreciation on swap agreements	311,377
Receivables:
Fund shares sold	84,847
Dividends	20,064
Swap settlement	9,902
Variation margin on futures contracts	8,040
Securities sold	2,204
Interest	2,179
Securities lending income	3
Total assets	21,360,066

Liabilities:
Payable for:
Fund shares redeemed	93,886
Management fees	15,261
Return of securities lending collateral	8,017
Distribution and service fees	6,837
Transfer agent and administrative fees	4,478
Portfolio accounting fees	1,791
Securities purchased	1,293
Trustees’ fees*	936
Miscellaneous	18,581
Total liabilities	151,080
Commitments and contingent liabilities (Note 13)	—
Net assets	$21,208,986

Net assets consist of:
Paid in capital	$31,767,351
Total distributable earnings (loss)	(10,558,365)
Net assets	$21,208,986

A-Class:
Net assets	$3,469,469
Capital shares outstanding	38,625
Net asset value per share	$89.82
Maximum offering price per share (Net asset value divided by 95.25%)	$94.30

C-Class:
Net assets	$3,722,096
Capital shares outstanding	47,805
Net asset value per share	$77.86

H-Class:
Net assets	$14,017,421
Capital shares outstanding	155,439
Net asset value per share	$90.18

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $8)	$471,551
Dividends from securities of affiliated issuers	407,803
Interest	255,186
Income from securities lending, net	1,307
Total investment income	1,135,847

Expenses:
Management fees	447,537
Distribution and service fees:
A-Class	7,504
C-Class	46,367
H-Class	105,220
Transfer agent and administrative fees	124,316
Portfolio accounting fees	49,726
Trustees’ fees*	9,670
Custodian fees	6,948
Line of credit fees	39
Miscellaneous	121,103
Total expenses	918,430
Less:
Expenses waived by Adviser	(4,415)
Net expenses	914,015
Net investment income	221,832

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(5,997,558)
Investments in affiliated issuers	(70,135)
Distributions received from affiliated investment company shares	12,642
Swap agreements	(2,601,114)
Futures contracts	(2,813,489)
Net realized loss	(11,469,654)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(60,321)
Investments in affiliated issuers	(54,068)
Swap agreements	209,381
Futures contracts	448,848
Net change in unrealized appreciation (depreciation)	543,840
Net realized and unrealized loss	(10,925,814)
Net decrease in net assets resulting from operations	$(10,703,982)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$221,832	$208,175
Net realized gain (loss) on investments	(11,469,654)	15,610,476
Net change in unrealized appreciation (depreciation) on investments	543,840	(1,107,603)
Net increase (decrease) in net assets resulting from operations	(10,703,982)	14,711,048

Distributions to shareholders:
A-Class	(17,300)	(15,856)[1]
C-Class	(20,379)	(36,829)[1]
H-Class	(714,618)	(1,268,478)[1]
Total distributions to shareholders	(752,297)	(1,321,163)

Capital share transactions:
Proceeds from sale of shares
A-Class	2,971,226	8,151,254
C-Class	141,109	759,646
H-Class	475,373,044	694,252,101
Distributions reinvested
A-Class	17,188	12,792
C-Class	20,268	36,567
H-Class	206,077	581,833
Cost of shares redeemed
A-Class	(1,816,063)	(7,941,273)
C-Class	(2,380,353)	(3,306,799)
H-Class	(464,080,804)	(713,448,078)
Net increase (decrease) from capital share transactions	10,451,692	(20,901,957)
Net decrease in net assets	(1,004,587)	(7,512,072)

Net assets:
Beginning of year	22,213,573	29,725,645
End of year	$21,208,986	$22,213,573

Capital share activity:
Shares sold
A-Class	31,646	91,040
C-Class	1,782	9,510
H-Class	5,641,695	7,776,386
Shares issued from reinvestment of distributions
A-Class	210	142
C-Class	285	464
H-Class	2,500	6,443
Shares redeemed
A-Class	(19,592)	(89,042)
C-Class	(28,644)	(45,221)
H-Class	(5,642,422)	(7,879,319)
Net decrease in shares	(12,540)	(129,597)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 11).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$90.38	$79.90	$61.64	$67.32	$58.48
Income (loss) from investment operations:
Net investment income (loss)[a]	.58	.15	(.09)	(.47)	(.41)
Net gain (loss) on investments (realized and unrealized)	(.73)	10.83	18.50	(4.81)	9.45
Total from investment operations	(.15)	10.98	18.41	(5.28)	9.04
Less distributions from:
Net investment income	(.11)	—	—	—	—
Net realized gains	(.30)	(.50)	(.15)	(.40)	(.20)
Total distributions	(.41)	(.50)	(.15)	(.40)	(.20)
Net asset value, end of period	$89.82	$90.38	$79.90	$61.64	$67.32

Total Return[b]	(0.11%)	13.74%	29.88%	(7.86%)	15.50%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,469	$2,382	$1,935	$1,879	$5,330
Ratios to average net assets:
Net investment income (loss)	0.64%	0.17%	(0.13%)	(0.75%)	(0.66%)
Total expenses[c]	1.77%	1.67%	1.68%	1.65%	1.64%
Net expenses[d]	1.75%	1.67%	1.68%	1.65%	1.64%
Portfolio turnover rate	721%	722%	1,216%	1,506%	598%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$78.99	$70.42	$54.73	$60.27	$52.77
Income (loss) from investment operations:
Net investment income (loss)[a]	(.09)	(.51)	(.65)	(.78)	(.76)
Net gain (loss) on investments (realized and unrealized)	(.63)	9.58	16.49	(4.36)	8.46
Total from investment operations	(.72)	9.07	15.84	(5.14)	7.70
Less distributions from:
Net investment income	(.11)	—	—	—	—
Net realized gains	(.30)	(.50)	(.15)	(.40)	(.20)
Total distributions	(.41)	(.50)	(.15)	(.40)	(.20)
Net asset value, end of period	$77.86	$78.99	$70.42	$54.73	$60.27

Total Return[b]	(0.86%)	12.89%	28.94%	(8.55%)	14.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,722	$5,875	$7,720	$4,794	$4,615
Ratios to average net assets:
Net investment income (loss)	(0.12%)	(0.68%)	(1.05%)	(1.41%)	(1.39%)
Total expenses[c]	2.51%	2.43%	2.42%	2.40%	2.40%
Net expenses[d]	2.50%	2.43%	2.42%	2.40%	2.40%
Portfolio turnover rate	721%	722%	1,216%	1,506%	598%

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MID-CAP 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$90.82	$80.23	$61.85	$67.45	$58.56
Income (loss) from investment operations:
Net investment income (loss)[a]	.42	.35	(.37)	(.57)	(.29)
Net gain (loss) on investments (realized and unrealized)	(.65)	10.74	18.90	(4.63)	9.38
Total from investment operations	(.23)	11.09	18.53	(5.20)	9.09
Less distributions from:
Net investment income	(.11)	—	—	—	—
Net realized gains	(.30)	(.50)	(.15)	(.40)	(.20)
Total distributions	(.41)	(.50)	(.15)	(.40)	(.20)
Net asset value, end of period	$90.18	$90.82	$80.23	$61.85	$67.45

Total Return	(0.21%)	13.82%	29.97%	(7.73%)	15.56%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$14,017	$13,956	$20,071	$13,611	$16,433
Ratios to average net assets:
Net investment income (loss)	0.49%	0.39%	(0.50%)	(0.93%)	(0.47%)
Total expenses[c]	1.78%	1.66%	1.68%	1.66%	1.66%
Net expenses[d]	1.77%	1.66%	1.68%	1.66%	1.66%
Portfolio turnover rate	721%	722%	1,216%	1,506%	598%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

INVERSE MID-CAP STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the S&P MidCap 400 Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2019, Inverse Mid-Cap Strategy Fund H-Class returned -2.02%, while the S&P MidCap 400 Index returned 2.59%. Inverse Mid-Cap Strategy Fund maintained a daily correlation of 99% to its benchmark of -100% of the daily price movement of the S&P MidCap 400 Index.

Technology and Utilities contributed the most to performance of the underlying index during the period. The largest detractors were Consumer Staples and Energy.

ABIOMED, Inc., Take-Two Interactive Software, Inc., and Broadridge Financial Solutions, Inc. contributed the most to the performance of the underlying index for the period. Mallinckrodt Plc, TreeHouse Foods, Inc., and NCR Corp. were the largest detractors from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund (effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund), Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by Guggenheim Investments. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the period, investment in the Cash Management Funds benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

80 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	33.9%
Guggenheim Strategy Fund II	33.8%
Total	67.7%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	(2.20%)	(9.30%)	(17.23%)
A-Class Shares with sales charge‡	(6.83%)	(10.18%)	(17.63%)
C-Class Shares	(2.71%)	(9.96%)	(17.86%)
C-Class Shares with CDSC§	(3.68%)	(9.96%)	(17.86%)
H-Class Shares	(2.02%)	(9.25%)	(17.22%)
S&P MidCap 400 Index	2.59%	8.29%	16.28%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS	March 31, 2019
INVERSE MID-CAP STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 67.7%
Guggenheim Ultra Short Duration Fund — Institutional Class[1,2]	30,697	$306,048
Guggenheim Strategy Fund II1	12,278	304,618
Total Mutual Funds
(Cost $610,044)		610,666

	Face Amount

U.S. TREASURY BILLS†† - 1.0%
U.S. Treasury Bills
2.31% due 04/02/19[3]	$9,000	8,999
Total U.S. Treasury Bills
(Cost $8,999)		8,999

REPURCHASE AGREEMENTS††,4 - 33.6%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[5]	205,885	205,885
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[5]	51,471	51,471
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[5]	46,102	46,102
Total Repurchase Agreements
(Cost $303,458)		303,458

Total Investments - 102.3%
(Cost $922,501)		$923,123
Other Assets & Liabilities, net - (2.3)%		(21,169)
Total Net Assets - 100.0%		$901,954

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	S&P MidCap 400 Index	(2.60%)	At Maturity	04/30/19	28	$53,328	$(605)
Goldman Sachs International	S&P MidCap 400 Index	(2.45%)	At Maturity	04/29/19	76	144,054	(1,499)
BNP Paribas	S&P MidCap 400 Index	(2.35%)	At Maturity	04/29/19	369	699,944	(7,940)
						$897,326	$(10,044)

†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2019.
plc — Public Limited Company.

See Sector Classification in Other Information section.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
INVERSE MID-CAP STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$610,666	$—	$—	$610,666
U.S. Treasury Bills	—	8,999	—	8,999
Repurchase Agreements	—	303,458	—	303,458
Total Assets	$610,666	$312,457	$—	$923,123

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$10,044	$—	$10,044

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)		Change in Unrealized Appreciation (Depreciation)	Value 03/31/19	Shares 03/31/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$196,194	$200,001	$(90,000)		$(528)	$(1,049)	$304,618	12,278	$6,705	$104
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	96,248	300,008	(90,000)	—		(208)	306,048	30,697	3,898	70
	$292,442	$500,009	$(180,000)		$(528)	$(1,257)	$610,666		$10,603	$174

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

INVERSE MID-CAP STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $8,999)	$8,999
Investments in affiliated issuers, at value (cost $610,044)	610,666
Repurchase agreements, at value (cost $303,458)	303,458
Receivables:
Dividends	1,340
Interest	64
Fund shares sold	6
Total assets	924,533

Liabilities:
Unrealized depreciation on swap agreements	10,044
Payable for:
Fund shares redeemed	9,476
Management fees	764
Swap settlement	662
Transfer agent and administrative fees	230
Distribution and service fees	230
Portfolio accounting fees	92
Trustees’ fees*	20
Miscellaneous	1,061
Total liabilities	22,579
Commitments and contingent liabilities (Note 13)	—
Net assets	$901,954

Net assets consist of:
Paid in capital	$5,751,714
Total distributable earnings (loss)	(4,849,760)
Net assets	$901,954

A-Class:
Net assets	$132,901
Capital shares outstanding	6,091
Net asset value per share	$21.82
Maximum offering price per share (Net asset value divided by 95.25%)	$22.91

C-Class:
Net assets	$126
Capital shares outstanding	6
Net asset value per share	$19.40

H-Class:
Net assets	$768,927
Capital shares outstanding	35,208
Net asset value per share	$21.84

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$10,603
Interest	14,734
Total investment income	25,337

Expenses:
Management fees	9,628
Distribution and service fees:
A-Class	810
C-Class	12
H-Class	1,861
Transfer agent and administrative fees	2,675
Registration fees	1,145
Portfolio accounting fees	1,070
Trustees’ fees*	352
Custodian fees	142
Miscellaneous	1,222
Total expenses	18,917
Less:
Expenses waived by Adviser	(193)
Net expenses	18,724
Net investment income	6,613

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(528)
Distributions received from affiliated investment company shares	174
Swap agreements	(99,733)
Futures contracts	(29,462)
Net realized loss	(129,549)
Net change in unrealized appreciation (depreciation) on:
Investments in affiliated issuers	(1,257)
Swap agreements	(5,880)
Net change in unrealized appreciation (depreciation)	(7,137)
Net realized and unrealized loss	(136,686)
Net decrease in net assets resulting from operations	$(130,073)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$6,613	$(4,745)
Net realized loss on investments	(129,549)	(126,017)
Net change in unrealized appreciation (depreciation) on investments	(7,137)	677
Net decrease in net assets resulting from operations	(130,073)	(130,085)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,548,797	1,975,142
C-Class	81,736	36,523
H-Class	19,268,674	14,023,878
Cost of shares redeemed
A-Class	(1,515,031)	(2,025,332)
C-Class	(82,834)	(68,571)
H-Class	(18,935,916)	(14,013,755)
Net increase (decrease) from capital share transactions	365,426	(72,115)
Net increase (decrease) in net assets	235,353	(202,200)

Net assets:
Beginning of year	666,601	868,801
End of year	$901,954	$666,601

Capital share activity:
Shares sold
A-Class	65,707	83,411
C-Class	4,272	1,695
H-Class	863,821	616,924
Shares redeemed
A-Class	(66,605)	(85,509)
C-Class	(4,361)	(3,224)
H-Class	(851,436)	(618,431)
Net increase (decrease) in shares	11,398	(5,134)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$22.31	$24.92	$30.70	$30.76	$35.55
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	(.11)	(.28)	(.38)	(.48)
Net gain (loss) on investments (realized and unrealized)	(.62)	(2.50)	(5.50)	.32	(4.31)
Total from investment operations	(.49)	(2.61)	(5.78)	(.06)	(4.79)
Net asset value, end of period	$21.82	$22.31	$24.92	$30.70	$30.76

Total Return[b]	(2.20%)	(10.47%)	(18.89%)	(0.16%)	(13.47%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$133	$156	$226	$111	$47
Ratios to average net assets:
Net investment income (loss)	0.60%	(0.49%)	(1.02%)	(1.18%)	(1.40%)
Total expenses[c]	1.77%	1.68%	1.68%	1.65%	1.66%
Net expenses[d]	1.75%	1.68%	1.68%	1.65%	1.66%
Portfolio turnover rate	48%	37%	120%	199%	38%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$19.94	$22.46	$27.89	$28.16	$32.78
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(.28)	(.48)	(.59)	(.67)
Net gain (loss) on investments (realized and unrealized)	(.48)	(2.24)	(4.95)	.32	(3.95)
Total from investment operations	(.54)	(2.52)	(5.43)	(.27)	(4.62)
Net asset value, end of period	$19.40	$19.94	$22.46	$27.89	$28.16

Total Return[b]	(2.71%)	(11.22%)	(19.51%)	(0.96%)	(14.09%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$— [e]	$2	$36	$273	$89
Ratios to average net assets:
Net investment income (loss)	(0.33%)	(1.30%)	(1.85%)	(2.00%)	(2.13%)
Total expenses[c]	2.47%	2.44%	2.42%	2.41%	2.41%
Net expenses[d]	2.47%	2.44%	2.42%	2.41%	2.41%
Portfolio turnover rate	48%	37%	120%	199%	38%

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE MID-CAP STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$22.29	$24.90	$30.69	$30.70	$35.49
Income (loss) from investment operations:
Net investment income (loss)[a]	.13	(.09)	(.31)	(.42)	(.47)
Net gain (loss) on investments (realized and unrealized)	(.58)	(2.52)	(5.48)	.41	(4.32)
Total from investment operations	(.45)	(2.61)	(5.79)	(.01)	(4.79)
Net asset value, end of period	$21.84	$22.29	$24.90	$30.69	$30.70

Total Return	(2.02%)	(10.48%)	(18.87%)	(0.07%)	(13.47%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$769	$509	$606	$2,680	$3,015
Ratios to average net assets:
Net investment income (loss)	0.61%	(0.39%)	(1.10%)	(1.32%)	(1.38%)
Total expenses[c]	1.77%	1.68%	1.67%	1.65%	1.65%
Net expenses[d]	1.75%	1.68%	1.67%	1.65%	1.65%
Portfolio turnover rate	48%	37%	120%	199%	38%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Less than $1,000 in Net Assets.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

RUSSELL 2000® 1.5x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark for small-cap securities on a daily basis. The Fund’s current benchmark is 150% of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2019, Russell 2000® 1.5x Strategy Fund H-Class returned -1.32%, while the Russell 2000 Index returned 2.05%. Russell 2000® 1.5x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 150% of the daily price movement of the Russell 2000 Index.

Among sectors, the leading performance contributor to the underlying index during the period was Technology, followed by Utilities. The leading detractors from return were Energy and Industrials.

Etsy, Inc., Trade Desk, Inc. Class A, and Sarepta Therapeutics, Inc. were the largest contributors to performance of the underlying index for the period. Nektar Therapeutics, Maxar Technologies, Inc., and McDermott International, Inc. were the leading detractors from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund (effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund), Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by Guggenheim Investments. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the period, investment in the Cash Management Funds benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

88 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Inception Dates:
A-Class	March 31, 2004
C-Class	January 23, 2001
H-Class	November 1, 2000

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	28.3%
Guggenheim Strategy Fund II	28.2%
Etsy, Inc.	0.1%
Five Below, Inc.	0.1%
Trade Desk, Inc. — Class A	0.1%
Integrated Device Technology, Inc.	0.1%
HubSpot, Inc.	0.1%
Planet Fitness, Inc. — Class A	0.1%
Cree, Inc.	0.1%
Ciena Corp.	0.1%
Top Ten Total	57.3%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	(1.35%)	7.41%	19.80%
A-Class Shares with sales charge‡	(6.04%)	6.37%	19.23%
C-Class Shares	(2.07%)	6.61%	18.91%
C-Class Shares with CDSC§	(3.05%)	6.61%	18.91%
H-Class Shares	(1.32%)	7.37%	19.78%
Russell 2000 Index	2.05%	9.97%	18.00%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS	March 31, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 7.5%

Financial - 1.9%
Primerica, Inc.	14	$1,710
MGIC Investment Corp.*	119	1,570
Radian Group, Inc.	72	1,493
First Industrial Realty Trust, Inc. REIT	42	1,485
Cousins Properties, Inc. REIT	142	1,372
Healthcare Realty Trust, Inc. REIT	42	1,349
Essent Group Ltd.*	31	1,347
Kemper Corp.	17	1,294
IBERIABANK Corp.	18	1,291
Americold Realty Trust REIT	42	1,281
Pebblebrook Hotel Trust REIT	41	1,273
Blackstone Mortgage Trust, Inc. — Class A REIT	36	1,244
United Bankshares, Inc.	34	1,232
EastGroup Properties, Inc. REIT	11	1,228
Stifel Financial Corp.	23	1,213
First Financial Bankshares, Inc.	21	1,213
Selective Insurance Group, Inc.	19	1,202
Physicians Realty Trust REIT	63	1,185
Sabra Health Care REIT, Inc.	60	1,168
Ryman Hospitality Properties, Inc. REIT	14	1,151
Hancock Whitney Corp.	28	1,131
Glacier Bancorp, Inc.	28	1,122
PS Business Parks, Inc. REIT	7	1,098
Ellie Mae, Inc.*	11	1,086
Sunstone Hotel Investors, Inc. REIT	75	1,080
LendingTree, Inc.*,1	3	1,055
Valley National Bancorp	109	1,044
National Health Investors, Inc. REIT	13	1,021
RLJ Lodging Trust REIT	58	1,019
RLI Corp.	14	1,005
Rexford Industrial Realty, Inc. REIT	28	1,003
Chemical Financial Corp.	24	988
UMB Financial Corp.	15	961
Community Bank System, Inc.	16	956
PotlatchDeltic Corp. REIT	25	945
Federated Investors, Inc. — Class B	32	938
Home BancShares, Inc.	53	931
CNO Financial Group, Inc.	56	906
Kennedy-Wilson Holdings, Inc.	42	898
Independent Bank Corp.	11	891
South State Corp.	13	888
Fulton Financial Corp.	57	882
Cathay General Bancorp	26	882
Piedmont Office Realty Trust, Inc. — Class A REIT	42	876
BancorpSouth Bank	31	875
Investors Bancorp, Inc.	73	865
STAG Industrial, Inc. REIT	29	860
Union Bankshares Corp.	26	841
American Equity Investment Life Holding Co.	31	838
Old National Bancorp	50	820
Columbia Banking System, Inc.	25	817
First BanCorp	71	814
Washington Federal, Inc.	27	780
CVB Financial Corp.	37	779
CoreCivic, Inc. REIT	40	778
Argo Group International Holdings Ltd.	11	777
First Financial Bancorp	32	770
GEO Group, Inc. REIT	40	768
QTS Realty Trust, Inc. — Class A REIT	17	765
Simmons First National Corp. — Class A	31	759
Terreno Realty Corp. REIT	18	757
Apollo Commercial Real Estate Finance, Inc. REIT	41	746
Xenia Hotels & Resorts, Inc. REIT	34	745
CenterState Bank Corp.	31	738
Acadia Realty Trust REIT	26	709
Trustmark Corp.	21	706
Urban Edge Properties REIT	37	703
Enstar Group Ltd.*	4	696
Agree Realty Corp. REIT	10	693
Cadence BanCorp	37	686
International Bancshares Corp.	18	685
Washington Real Estate Investment Trust	24	681
Four Corners Property Trust, Inc. REIT	23	681
WesBanco, Inc.	17	676
United Community Banks, Inc.	27	673
DiamondRock Hospitality Co. REIT	62	671
Mack-Cali Realty Corp. REIT	30	666
First Merchants Corp.	18	663
First Midwest Bancorp, Inc.	32	655
Tanger Factory Outlet Centers, Inc. REIT	31	650
Bank of NT Butterfield & Son Ltd.	18	646
Genworth Financial, Inc. — Class A*	168	643
American Assets Trust, Inc. REIT	14	642
LTC Properties, Inc. REIT	14	641
Great Western Bancorp, Inc.	20	632
ProAssurance Corp.	18	623
HFF, Inc. — Class A	13	621
WSFS Financial Corp.	16	618
Invesco Mortgage Capital, Inc. REIT	39	616
Deluxe Corp.	14	612
Banner Corp.	11	596
Retail Opportunity Investments Corp. REIT	34	590
CareTrust REIT, Inc.	25	586
Alexander & Baldwin, Inc. REIT	23	585
Lexington Realty Trust REIT	64	580
Axos Financial, Inc.*	20	579
Capitol Federal Financial, Inc.	43	574
LegacyTexas Financial Group, Inc.	15	561
Westamerica Bancorporation	9	556
Eagle Bancorp, Inc.*	11	552
TowneBank	22	544
Provident Financial Services, Inc.	21	544
Northwest Bancshares, Inc.	32	543
Renasant Corp.	16	542
Moelis & Co. — Class A	13	541
NBT Bancorp, Inc.	15	540

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

WageWorks, Inc.*	14	$529
Chesapeake Lodging Trust REIT	19	528
National Storage Affiliates Trust REIT	18	513
Independent Bank Group, Inc.	10	513
Hope Bancorp, Inc.	39	510
ServisFirst Bancshares, Inc.	15	506
Blucora, Inc.*	15	501
Redwood Trust, Inc. REIT	31	501
NMI Holdings, Inc. — Class A*	19	492
Seritage Growth Properties REIT	11	489
Redfin Corp.*,1	24	487
Ladder Capital Corp. — Class A REIT	28	477
Tier REIT, Inc.	16	459
Houlihan Lokey, Inc.	10	458
Walker & Dunlop, Inc.	9	458
Horace Mann Educators Corp.	13	458
Hilltop Holdings, Inc.	25	456
McGrath RentCorp	8	453
National General Holdings Corp.	19	451
Waddell & Reed Financial, Inc. — Class A	26	450
Seacoast Banking Corporation of Florida*	17	448
Ameris Bancorp	13	447
Colony Credit Real Estate, Inc. REIT	28	438
First Interstate BancSystem, Inc. — Class A	11	438
eHealth, Inc.*	7	436
Safety Insurance Group, Inc.	5	436
S&T Bancorp, Inc.	11	435
Kite Realty Group Trust REIT	27	432
Heartland Financial USA, Inc.	10	426
Pacific Premier Bancorp, Inc.	16	424
Industrial Logistics Properties Trust REIT	21	424
Navigators Group, Inc.	6	419
Global Net Lease, Inc. REIT	22	416
First Commonwealth Financial Corp.	33	416
Office Properties Income Trust REIT	15	415
PennyMac Mortgage Investment Trust REIT	20	414
Kinsale Capital Group, Inc.	6	411
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	16	410
PRA Group, Inc.*	15	402
Employers Holdings, Inc.	10	401
Southside Bancshares, Inc.	12	399
Summit Hotel Properties, Inc. REIT	34	388
City Holding Co.	5	381
Tompkins Financial Corp.	5	380
Park National Corp.	4	379
Universal Health Realty Income Trust REIT	5	379
Capstead Mortgage Corp. REIT	44	378
Artisan Partners Asset Management, Inc. — Class A	15	378
Alexander's, Inc. REIT	1	376
Sandy Spring Bancorp, Inc.	12	375
Newmark Group, Inc. — Class A	45	375
Central Pacific Financial Corp.	13	375
Brookline Bancorp, Inc.	26	374
Cushman & Wakefield plc*	21	374
Aircastle Ltd.	18	364
Piper Jaffray Cos.	5	364
OceanFirst Financial Corp.	15	361
James River Group Holdings Ltd.	9	361
AMERISAFE, Inc.	6	356
Washington Prime Group, Inc. REIT[1]	63	356
Berkshire Hills Bancorp, Inc.	13	354
TriCo Bancshares	9	354
BrightSphere Investment Group plc	26	352
World Acceptance Corp.*	3	351
First Bancorp	10	348
Kearny Financial Corp.	27	347
FGL Holdings	44	346
Monmouth Real Estate Investment Corp. REIT	26	343
First Busey Corp.	14	342
Stewart Information Services Corp.	8	342
Universal Insurance Holdings, Inc.	11	341
Heritage Financial Corp.	11	332
Nelnet, Inc. — Class A	6	330
Flagstar Bancorp, Inc.	10	329
Enterprise Financial Services Corp.	8	326
Easterly Government Properties, Inc. REIT	18	324
Getty Realty Corp. REIT	10	320
Lakeland Financial Corp.	7	317
Veritex Holdings, Inc.	13	315
BancFirst Corp.	6	313
RPT Realty REIT	26	312
Independence Realty Trust, Inc. REIT	28	302
LendingClub Corp.*	97	300
National Bank Holdings Corp. — Class A	9	299
First Community Bankshares, Inc.	9	298
Boston Private Financial Holdings, Inc.	27	296
Cohen & Steers, Inc.	7	296
Washington Trust Bancorp, Inc.	6	289
New York Mortgage Trust, Inc. REIT	47	286
Arbor Realty Trust, Inc. REIT	22	285
Granite Point Mortgage Trust, Inc. REIT	15	279
MBIA, Inc.*	29	276
InfraREIT, Inc.	13	273
Ambac Financial Group, Inc.*	15	272
Chatham Lodging Trust REIT	14	269
WisdomTree Investments, Inc.	38	268
National Western Life Group, Inc. — Class A	1	262
United Fire Group, Inc.	6	262
Trupanion, Inc.*	8	262
NorthStar Realty Europe Corp. REIT	15	260
Third Point Reinsurance Ltd.*	25	260
OFG Bancorp	13	257
ARMOUR Residential REIT, Inc.	13	254
Bryn Mawr Bank Corp.	7	253
Meridian Bancorp, Inc.	16	251
FBL Financial Group, Inc. — Class A	4	251
PJT Partners, Inc. — Class A	6	251
Columbia Financial, Inc.*	16	251

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

TrustCo Bank Corp. NY	32	$248
Innovative Industrial Properties, Inc. REIT[1]	3	245
Univest Financial Corp.	10	245
Marcus & Millichap, Inc.*	6	244
United Financial Bancorp, Inc.	17	244
Investors Real Estate Trust REIT	4	240
Greenlight Capital Re Ltd. — Class A*	22	239
Armada Hoffler Properties, Inc. REIT	15	234
RE/MAX Holdings, Inc. — Class A	6	231
NexPoint Residential Trust, Inc. REIT	6	230
Enova International, Inc.*	10	228
Preferred Bank/Los Angeles CA	5	225
1st Source Corp.	5	225
Lakeland Bancorp, Inc.	15	224
Franklin Street Properties Corp. REIT	31	223
Hamilton Lane, Inc. — Class A	5	218
Encore Capital Group, Inc.*	8	218
Federal Agricultural Mortgage Corp. — Class C	3	217
TPG RE Finance Trust, Inc. REIT	11	216
Essential Properties Realty Trust, Inc. REIT	11	215
Focus Financial Partners, Inc. — Class A*	6	214
Hanmi Financial Corp.	10	213
Mr Cooper Group, Inc.*	22	211
HomeStreet, Inc.*	8	211
First Financial Corp.	5	210
Horizon Bancorp, Inc.	13	209
Camden National Corp.	5	209
Carolina Financial Corp.	6	208
Triumph Bancorp, Inc.*	7	206
Hersha Hospitality Trust REIT	12	206
Saul Centers, Inc. REIT	4	205
Community Trust Bancorp, Inc.	5	205
Stock Yards Bancorp, Inc.	6	203
Oritani Financial Corp.	12	200
Flushing Financial Corp.	9	197
National Commerce Corp.*	5	196
Virtus Investment Partners, Inc.	2	195
CBTX, Inc.	6	195
Northfield Bancorp, Inc.	14	195
INTL FCStone, Inc.*	5	194
Banc of California, Inc.	14	194
iStar, Inc. REIT	23	194
Fidelity Southern Corp.	7	192
Dime Community Bancshares, Inc.	10	187
Gladstone Commercial Corp. REIT	9	187
Urstadt Biddle Properties, Inc. — Class A REIT	9	186
Customers Bancorp, Inc.*	10	183
Community Healthcare Trust, Inc. REIT	5	179
Republic Bancorp, Inc. — Class A	4	179
Nicolet Bankshares, Inc.*	3	179
Preferred Apartment Communities, Inc. — Class A REIT	12	178
ConnectOne Bancorp, Inc.	9	177
German American Bancorp, Inc.	6	176
First of Long Island Corp.	8	175
One Liberty Properties, Inc. REIT	6	174
First Defiance Financial Corp.	6	172
Hingham Institution for Savings	1	172
Origin Bancorp, Inc.	5	170
Midland States Bancorp, Inc.	7	168
CatchMark Timber Trust, Inc. — Class A REIT	17	167
Farmland Partners, Inc. REIT	26	166
Cambridge Bancorp	2	166
State Auto Financial Corp.	5	165
Mercantile Bank Corp.	5	164
Bank of Marin Bancorp	4	163
FB Financial Corp.	5	159
Investors Title Co.	1	158
Meta Financial Group, Inc.	8	157
Peapack Gladstone Financial Corp.	6	157
Heritage Commerce Corp.	13	157
Great Southern Bancorp, Inc.	3	156
PennyMac Financial Services, Inc.	7	156
Peoples Bancorp, Inc.	5	155
First Bancshares, Inc.	5	154
CNB Financial Corp.	6	152
Independent Bank Corp.	7	150
United Community Financial Corp.	16	150
Old Line Bancshares, Inc.	6	150
First Foundation, Inc.	11	149
Western New England Bancorp, Inc.	16	148
CorEnergy Infrastructure Trust, Inc. REIT	4	147
Bridge Bancorp, Inc.	5	146
Cowen, Inc. — Class A*	10	145
Pennsylvania Real Estate Investment Trust	23	145
Whitestone REIT — Class B	12	144
Western Asset Mortgage Capital Corp. REIT	14	143
TriState Capital Holdings, Inc.*	7	143
Atlantic Capital Bancshares, Inc.*	8	143
UMH Properties, Inc. REIT	10	141
Diamond Hill Investment Group, Inc.	1	140
Front Yard Residential Corp. REIT	15	139
New Senior Investment Group, Inc. REIT	25	136
Financial Institutions, Inc.	5	136
City Office REIT, Inc.	12	136
QCR Holdings, Inc.	4	136
Allegiance Bancshares, Inc.*	4	135
AG Mortgage Investment Trust, Inc. REIT	8	135
CorePoint Lodging, Inc. REIT	12	134
First Mid-Illinois Bancshares, Inc.	4	133
People's Utah Bancorp	5	132
Waterstone Financial, Inc.	8	132
Arrow Financial Corp.	4	132
Live Oak Bancshares, Inc.	9	131
Bar Harbor Bankshares	5	129
Greenhill & Company, Inc.	6	129
National Bankshares, Inc.	3	129
HomeTrust Bancshares, Inc.	5	126
Orchid Island Capital, Inc. REIT	19	125

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

West Bancorporation, Inc.	6	$124
Ashford Hospitality Trust, Inc. REIT	26	123
RMR Group, Inc. — Class A	2	122
Ares Commercial Real Estate Corp. REIT	8	121
Global Indemnity Ltd	4	122
Sierra Bancorp	5	121
Bancorp, Inc.*	15	121
KKR Real Estate Finance Trust, Inc. REIT	6	120
BankFinancial Corp.	8	119
Opus Bank	6	119
Fidelity D&D Bancorp, Inc.	2	118
Consolidated-Tomoka Land Co.	2	118
Anworth Mortgage Asset Corp. REIT	29	117
Franklin Financial Network, Inc.	4	116
Equity Bancshares, Inc. — Class A*	4	115
Enterprise Bancorp, Inc.	4	115
Old Second Bancorp, Inc.	9	113
Farmers National Banc Corp.	8	110
Braemar Hotels & Resorts, Inc. REIT	9	110
Ames National Corp.	4	110
Merchants Bancorp	5	107
Health Insurance Innovations, Inc. — Class A*,1	4	107
Westwood Holdings Group, Inc.	3	106
Jernigan Capital, Inc. REIT	5	105
Metropolitan Bank Holding Corp.*	3	104
Dynex Capital, Inc. REIT	17	103
Southern National Bancorp of Virginia, Inc.	7	103
Heritage Insurance Holdings, Inc.	7	102
MedEquities Realty Trust, Inc. REIT	9	100
Citizens & Northern Corp.	4	100
B. Riley Financial, Inc.	6	100
Citizens, Inc.*	15	100
PCSB Financial Corp.	5	98
Ladenburg Thalmann Financial Services, Inc.	34	96
Exantas Capital Corp. REIT	9	96
EMC Insurance Group, Inc.	3	96
United Insurance Holdings Corp.	6	95
FRP Holdings, Inc.*	2	95
Altisource Portfolio Solutions S.A.*,1	4	95
RBB Bancorp	5	94
Byline Bancorp, Inc.*	5	92
Cedar Realty Trust, Inc. REIT	27	92
Spirit MTA REIT	14	91
Peoples Financial Services Corp.	2	90
Farmers & Merchants Bancorp Incorporated/Archbold OH	3	90
CBL & Associates Properties, Inc. REIT[1]	57	88
Guaranty Bancshares, Inc.	3	88
Civista Bancshares, Inc.	4	87
Capital City Bank Group, Inc.	4	87
Cherry Hill Mortgage Investment Corp. REIT	5	86
HCI Group, Inc.	2	85
Goosehead Insurance, Inc. — Class A	3	84
Tiptree, Inc. — Class A	13	82
MidWestOne Financial Group, Inc.	3	82
On Deck Capital, Inc.*	15	81
Summit Financial Group, Inc.	3	80
Macatawa Bank Corp.	8	80
Central Valley Community Bancorp	4	78
Oppenheimer Holdings, Inc. — Class A	3	78
SmartFinancial, Inc.*	4	76
Bluerock Residential Growth REIT, Inc.	7	75
First Bancorp, Inc.	3	75
ACNB Corp.	2	74
Business First Bancshares, Inc.	3	74
Republic First Bancorp, Inc.*	14	73
Ready Capital Corp. REIT	5	73
Regional Management Corp.*	3	73
Century Bancorp, Inc. — Class A	1	73
Ocwen Financial Corp.*	40	73
Bridgewater Bancshares, Inc.*	7	72
Arlington Asset Investment Corp. — Class A	9	72
Sterling Bancorp, Inc.	7	71
American National Bankshares, Inc.	2	70
Pacific City Financial Corp.	4	70
Forestar Group, Inc.*	4	69
Northrim BanCorp, Inc.	2	69
HarborOne Bancorp, Inc.*	4	69
Great Ajax Corp. REIT	5	69
Investar Holding Corp.	3	68
Baycom Corp.*	3	68
Southern First Bancshares, Inc.*	2	68
Entegra Financial Corp.*	3	67
BCB Bancorp, Inc.	5	67
Reliant Bancorp, Inc.	3	67
Clipper Realty, Inc. REIT	5	67
Home Bancorp, Inc.	2	67
Safeguard Scientifics, Inc.*	6	65
Marlin Business Services Corp.	3	64
First Choice Bancorp	3	64
FedNat Holding Co.	4	64
Codorus Valley Bancorp, Inc.	3	64
Spirit of Texas Bancshares, Inc.*	3	64
Bank of Princeton	2	63
Premier Financial Bancorp, Inc.	4	63
Amalgamated Bank — Class A	4	63
First Northwest Bancorp	4	62
Norwood Financial Corp.	2	62
ESSA Bancorp, Inc.	4	62
Southern Missouri Bancorp, Inc.	2	62
Luther Burbank Corp.	6	61
MutualFirst Financial, Inc.	2	60
Shore Bancshares, Inc.	4	60
Howard Bancorp, Inc.*	4	59
Global Medical REIT, Inc.	6	59
Bankwell Financial Group, Inc.	2	58
First Internet Bancorp	3	58
First Bank/Hamilton NJ	5	58

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

MidSouth Bancorp, Inc.	5	$57
Select Bancorp, Inc.*	5	57
GAIN Capital Holdings, Inc.	9	57
Timberland Bancorp, Inc.	2	56
Protective Insurance Corp. — Class B	3	56
First Savings Financial Group, Inc.	1	54
Territorial Bancorp, Inc.	2	54
Stratus Properties, Inc.*	2	53
Bank of Commerce Holdings	5	53
Prudential Bancorp, Inc.	3	52
SI Financial Group, Inc.	4	52
LCNB Corp.	3	51
Riverview Bancorp, Inc.	7	51
C&F Financial Corp.	1	51
Gladstone Land Corp. REIT	4	51
FS Bancorp, Inc.	1	50
NI Holdings, Inc.*	3	48
First Financial Northwest, Inc.	3	47
Chemung Financial Corp.	1	47
Level One Bancorp, Inc.	2	47
MVB Financial Corp.	3	46
Crawford & Co. — Class B	5	46
Esquire Financial Holdings, Inc.*	2	45
Union Bankshares, Inc.	1	45
Kingstone Companies, Inc.	3	44
Community Bankers Trust Corp.	6	44
Safehold, Inc. REIT	2	44
SB One Bancorp	2	43
Silvercrest Asset Management Group, Inc. — Class A	3	43
United Security Bancshares	4	42
PDL Community Bancorp*	3	42
Parke Bancorp, Inc.	2	42
BRT Apartments Corp. REIT	3	42
Hallmark Financial Services, Inc.*	4	42
Northeast Bancorp	2	41
Middlefield Banc Corp.	1	41
Penns Woods Bancorp, Inc.	1	41
Pzena Investment Management, Inc. — Class A	5	40
Donegal Group, Inc. — Class A	3	40
Malvern Bancorp, Inc.*	2	40
Curo Group Holdings Corp.*	4	40
First Business Financial Services, Inc.	2	40
Associated Capital Group, Inc. — Class A	1	40
Auburn National Bancorporation, Inc.	1	39
First Community Corp.	2	38
Pacific Mercantile Bancorp*	5	38
Unity Bancorp, Inc.	2	38
Orrstown Financial Services, Inc.	2	37
Ohio Valley Banc Corp.	1	36
Evans Bancorp, Inc.	1	36
1st Constitution Bancorp	2	36
Oak Valley Bancorp	2	35
Independence Holding Co.	1	35
County Bancorp, Inc.	2	35
OP Bancorp	4	35
First United Corp.	2	35
Transcontinental Realty Investors, Inc.*	1	31
Greene County Bancorp, Inc.	1	30
Capstar Financial Holdings, Inc.	2	29
Community Financial Corp.	1	28
Peoples Bancorp of North Carolina, Inc.	1	27
Elevate Credit, Inc.*	6	26
Oconee Federal Financial Corp.	1	26
Mid Penn Bancorp, Inc.	1	24
CB Financial Services, Inc.	1	24
Siebert Financial Corp.*	2	24
Maui Land & Pineapple Company, Inc.*	2	23
Provident Bancorp, Inc.*	1	23
First Guaranty Bancshares, Inc.	1	20
GAMCO Investors, Inc. — Class A	1	20
Trinity Place Holdings, Inc.*	5	20
Maiden Holdings Ltd.	23	17
American Realty Investors, Inc.*	1	12
Impac Mortgage Holdings, Inc.*	3	12
Total Financial		163,371

Consumer, Non-cyclical - 1.6%
Array BioPharma, Inc.*	69	1,682
Insperity, Inc.	13	1,608
Horizon Pharma plc*	58	1,533
LivaNova plc*	15	1,459
Haemonetics Corp.*	16	1,400
Performance Food Group Co.*	35	1,387
FibroGen, Inc.*	25	1,359
Chegg, Inc.*	35	1,334
HealthEquity, Inc.*	18	1,332
LiveRamp Holdings, Inc.*	24	1,310
Wright Medical Group N.V.*	41	1,289
Teladoc Health, Inc.*	22	1,223
Aaron's, Inc.	23	1,210
Brink's Co.	16	1,207
Globus Medical, Inc. — Class A*	24	1,186
Ultragenyx Pharmaceutical, Inc.*	17	1,179
Darling Ingredients, Inc.*	54	1,169
Novocure Ltd.*	24	1,156
Spark Therapeutics, Inc.*	10	1,139
Blueprint Medicines Corp.*	14	1,121
Amedisys, Inc.*	9	1,109
LHC Group, Inc.*	10	1,109
Syneos Health, Inc.*	21	1,087
Merit Medical Systems, Inc.*	17	1,051
Tandem Diabetes Care, Inc.*	16	1,016
ASGN, Inc.*	16	1,016
FTI Consulting, Inc.*	13	999
ACADIA Pharmaceuticals, Inc.*	37	993
NuVasive, Inc.*	17	965
Monro, Inc.	11	952
Lancaster Colony Corp.	6	940
Helen of Troy Ltd.*	8	928
Sanderson Farms, Inc.	7	923
Strategic Education, Inc.	7	919

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Neogen Corp.*	16	$918
Green Dot Corp. — Class A*	15	910
Paylocity Holding Corp.*	10	892
Boston Beer Company, Inc. — Class A*	3	884
Ligand Pharmaceuticals, Inc. — Class B*	7	880
Amicus Therapeutics, Inc.*	63	857
Korn Ferry	19	851
WD-40 Co.	5	847
Global Blood Therapeutics, Inc.*	16	847
Immunomedics, Inc.*	44	845
TriNet Group, Inc.*	14	836
Adtalem Global Education, Inc.*	18	834
Integer Holdings Corp.*	11	830
Repligen Corp.*	14	827
Healthcare Services Group, Inc.	25	825
ABM Industries, Inc.	22	800
HMS Holdings Corp.*	27	799
Portola Pharmaceuticals, Inc.*,1	23	798
J&J Snack Foods Corp.	5	794
Glaukos Corp.*	10	784
Intercept Pharmaceuticals, Inc.*	7	783
Tenet Healthcare Corp.*	27	779
Ensign Group, Inc.	15	768
Avis Budget Group, Inc.*	22	767
Insmed, Inc.*	26	756
CONMED Corp.	9	749
Edgewell Personal Care Co.*	17	746
Arena Pharmaceuticals, Inc.*	16	717
Zogenix, Inc.*	13	715
Emergent BioSolutions, Inc.*	14	707
Myriad Genetics, Inc.*	21	697
Travelport Worldwide Ltd.	43	676
Halozyme Therapeutics, Inc.*	42	676
AMN Healthcare Services, Inc.*	14	659
Quidel Corp.*	10	655
Acceleron Pharma, Inc.*	14	652
Medicines Co.*,1	23	643
Cimpress N.V.*	8	641
Avanos Medical, Inc.*	15	640
Medifast, Inc.	5	638
BioTelemetry, Inc.*	10	626
Nevro Corp.*	10	625
Patterson Companies, Inc.	28	612
Mallinckrodt plc*	28	609
Endo International plc*	75	602
Coca-Cola Consolidated, Inc.	2	576
REGENXBIO, Inc.*	10	573
MyoKardia, Inc.*	11	572
Aerie Pharmaceuticals, Inc.*	12	570
Ironwood Pharmaceuticals, Inc. — Class A*	42	568
PTC Therapeutics, Inc.*	15	565
B&G Foods, Inc.[1]	23	562
Supernus Pharmaceuticals, Inc.*	16	561
NeoGenomics, Inc.*	27	552
Heron Therapeutics, Inc.*	22	538
Pacira Pharmaceuticals, Inc.*	14	533
Arrowhead Pharmaceuticals, Inc.*	29	532
EVERTEC, Inc.	19	528
Magellan Health, Inc.*	8	527
iRhythm Technologies, Inc.*	7	525
Atara Biotherapeutics, Inc.*	13	517
Reata Pharmaceuticals, Inc. — Class A*	6	513
Prestige Consumer Healthcare, Inc.*	17	508
Select Medical Holdings Corp.*	36	507
Avalara, Inc.*	9	502
Cardtronics plc — Class A*	14	498
Cal-Maine Foods, Inc.	11	491
Genomic Health, Inc.*	7	490
Enanta Pharmaceuticals, Inc.*	5	478
Inogen, Inc.*	5	477
Invitae Corp.*	20	468
Momenta Pharmaceuticals, Inc.*	32	465
Biohaven Pharmaceutical Holding Company Ltd.*	9	463
Universal Corp.	8	461
ICF International, Inc.	6	456
Inter Parfums, Inc.	6	455
STAAR Surgical Co.*	13	444
Mirati Therapeutics, Inc.*,1	6	440
AnaptysBio, Inc.*	6	438
Xencor, Inc.*	14	435
Laureate Education, Inc. — Class A*	29	434
Audentes Therapeutics, Inc.*	11	429
US Physical Therapy, Inc.	4	420
USANA Health Sciences, Inc.*	5	419
Calavo Growers, Inc.	5	419
Sotheby's*	11	415
Brookdale Senior Living, Inc. — Class A*	63	415
Medpace Holdings, Inc.*	7	413
Hostess Brands, Inc.*	33	413
Amneal Pharmaceuticals, Inc.*	29	411
Varex Imaging Corp.*	12	407
Clovis Oncology, Inc.*	16	397
Viad Corp.	7	394
Simply Good Foods Co.*	19	391
Cambrex Corp.*	10	389
Puma Biotechnology, Inc.*	10	388
Corcept Therapeutics, Inc.*	33	387
Cardiovascular Systems, Inc.*	10	387
MGP Ingredients, Inc.	5	386
National Healthcare Corp.	5	379
K12, Inc.*	11	375
Matthews International Corp. — Class A	10	369
Vector Group Ltd.	34	367
Career Education Corp.*	22	363
CryoLife, Inc.*	12	350
CareDx, Inc.*	11	347
Editas Medicine, Inc.*	14	342
Sangamo Therapeutics, Inc.*	35	334
TrueBlue, Inc.*	14	331
Huron Consulting Group, Inc.*	7	331

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Denali Therapeutics, Inc.*	14	$325
CBIZ, Inc.*	16	324
Esperion Therapeutics, Inc.*	8	321
Spectrum Pharmaceuticals, Inc.*	30	321
Fate Therapeutics, Inc.*	18	316
Hertz Global Holdings, Inc.*	18	313
R1 RCM, Inc.*	32	309
Innoviva, Inc.*	22	309
Guardant Health, Inc.*	4	307
Iovance Biotherapeutics, Inc.*	32	304
Central Garden & Pet Co. — Class A*	13	302
Luminex Corp.	13	299
Pacific Biosciences of California, Inc.*	41	296
Theravance Biopharma, Inc.*	13	295
AtriCure, Inc.*	11	295
Vanda Pharmaceuticals, Inc.*	16	294
Lantheus Holdings, Inc.*	12	294
ACCO Brands Corp.	34	291
Aimmune Therapeutics, Inc.*	13	291
Andersons, Inc.	9	290
Intersect ENT, Inc.*	9	289
OPKO Health, Inc.*,1	109	285
Orthofix Medical, Inc.*	5	282
Kforce, Inc.	8	281
Radius Health, Inc.*	14	279
Omeros Corp.*	16	278
Alder Biopharmaceuticals, Inc.*	20	273
Herc Holdings, Inc.*	7	273
Anika Therapeutics, Inc.*	9	272
Retrophin, Inc.*	12	272
Rent-A-Center, Inc.*	13	271
Fresh Del Monte Produce, Inc.	10	270
BioCryst Pharmaceuticals, Inc.*	33	269
TherapeuticsMD, Inc.*	55	268
Providence Service Corp.*	4	267
Cymabay Therapeutics, Inc.*	20	266
Tactile Systems Technology, Inc.*	5	264
Tivity Health, Inc.*	15	263
Weight Watchers International, Inc.*	13	262
Natus Medical, Inc.*	10	254
Navigant Consulting, Inc.	13	253
MacroGenics, Inc.*	14	252
AngioDynamics, Inc.*	11	251
Madrigal Pharmaceuticals, Inc.*	2	251
Cerus Corp.*	40	249
Kelly Services, Inc. — Class A	11	243
SP Plus Corp.*	7	239
Dicerna Pharmaceuticals, Inc.*	16	234
Apellis Pharmaceuticals, Inc.*	12	234
WaVe Life Sciences Ltd.*	6	233
National Beverage Corp.[1]	4	231
Heidrick & Struggles International, Inc.	6	230
Meridian Bioscience, Inc.	13	229
Vericel Corp.*	13	228
Inspire Medical Systems, Inc.*	4	227
Veracyte, Inc.*	9	225
Amphastar Pharmaceuticals, Inc.*	11	225
Epizyme, Inc.*	18	223
Coherus Biosciences, Inc.*	16	218
Chefs' Warehouse, Inc.*	7	217
John B Sanfilippo & Son, Inc.	3	216
Akebia Therapeutics, Inc.*	26	213
OraSure Technologies, Inc.*	19	212
Axogen, Inc.*	10	211
Everi Holdings, Inc.*	20	210
PDL BioPharma, Inc.*	56	208
Natera, Inc.*	10	206
Evo Payments, Inc. — Class A*	7	203
Rubius Therapeutics, Inc.*	11	199
United Natural Foods, Inc.*	15	198
Phibro Animal Health Corp. — Class A	6	198
Cara Therapeutics, Inc.*	10	196
CorVel Corp.*	3	196
Tootsie Roll Industries, Inc.	5	192
NanoString Technologies, Inc.*	8	191
Addus HomeCare Corp.*	3	191
Cass Information Systems, Inc.	4	189
Accelerate Diagnostics, Inc.*	9	189
Intellia Therapeutics, Inc.*	11	188
Acorda Therapeutics, Inc.*	14	186
Triple-S Management Corp. — Class B*	8	183
American Public Education, Inc.*	6	181
Viking Therapeutics, Inc.*,1	18	179
Quanex Building Products Corp.	11	175
SpartanNash Co.	11	175
Surmodics, Inc.*	4	174
Allogene Therapeutics, Inc.*	6	173
Revance Therapeutics, Inc.*	11	173
Intra-Cellular Therapies, Inc.*	14	171
Heska Corp.*	2	170
Ennis, Inc.	8	166
Athenex, Inc.*	13	159
ArQule, Inc.*	33	158
Team, Inc.*,1	9	158
Sorrento Therapeutics, Inc.*	33	157
LeMaitre Vascular, Inc.	5	155
Barrett Business Services, Inc.	2	155
Primo Water Corp.*	10	154
Tricida, Inc.*	4	155
ZIOPHARM Oncology, Inc.*	40	154
TG Therapeutics, Inc.*	19	153
Eagle Pharmaceuticals, Inc.*	3	152
Collegium Pharmaceutical, Inc.*	10	151
Flexion Therapeutics, Inc.*	12	150
Kura Oncology, Inc.*	9	149
Dermira, Inc.*	11	149
Resources Connection, Inc.	9	149
RadNet, Inc.*	12	149
Catalyst Pharmaceuticals, Inc.*	29	148
Five Prime Therapeutics, Inc.*	11	147
Dynavax Technologies Corp.*	20	146
Prothena Corporation plc*	12	146

96 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Forrester Research, Inc.	3	$145
AMAG Pharmaceuticals, Inc.*	11	142
ANI Pharmaceuticals, Inc.*	2	141
ViewRay, Inc.*	19	140
CytomX Therapeutics, Inc.*	13	140
Homology Medicines, Inc.*	5	139
Turning Point Brands, Inc.	3	138
Ingles Markets, Inc. — Class A	5	138
Oxford Immunotec Global plc*	8	138
Rhythm Pharmaceuticals, Inc.*	5	137
Voyager Therapeutics, Inc.*	7	134
Achillion Pharmaceuticals, Inc.*	45	133
Rosetta Stone, Inc.*	6	131
Rigel Pharmaceuticals, Inc.*	51	131
Quad/Graphics, Inc.	11	131
Antares Pharma, Inc.*	43	130
Albireo Pharma, Inc.*	4	129
Hackett Group, Inc.	8	126
BioSpecifics Technologies Corp.*	2	125
GlycoMimetics, Inc.*	10	125
Rocket Pharmaceuticals, Inc.*	7	123
Weis Markets, Inc.	3	122
Allakos, Inc.*	3	122
Cytokinetics, Inc.*	15	121
Accuray, Inc.*	25	119
Care.com, Inc.*	6	119
Assembly Biosciences, Inc.*	6	118
ImmunoGen, Inc.*	43	117
G1 Therapeutics, Inc.*	7	116
Progenics Pharmaceuticals, Inc.*	25	116
CAI International, Inc.*	5	116
National Research Corp. — Class A	3	116
Intrexon Corp.*	22	116
Stemline Therapeutics, Inc.*	9	116
TransEnterix, Inc.*,1	48	114
GenMark Diagnostics, Inc.*	16	113
Akcea Therapeutics, Inc.*,1	4	113
Arcus Biosciences, Inc.*	9	112
Ra Pharmaceuticals, Inc.*	5	112
Willdan Group, Inc.*	3	111
Akorn, Inc.*	31	109
Tejon Ranch Co.*	6	106
Diplomat Pharmacy, Inc.*	18	105
Community Health Systems, Inc.*	28	104
Corbus Pharmaceuticals Holdings, Inc.*	15	104
Central Garden & Pet Co.*	4	102
RTI Surgical Holdings, Inc.*	17	102
SIGA Technologies, Inc.*	17	102
Translate Bio, Inc.*	10	102
CRA International, Inc.	2	101
BrightView Holdings, Inc.*	7	101
MediciNova, Inc.*	12	99
RR Donnelley & Sons Co.	21	99
Arlo Technologies, Inc.*	24	99
ChemoCentryx, Inc.*	7	97
Carriage Services, Inc. — Class A	5	96
MannKind Corp.*	48	95
Limoneira Co.	4	94
Karyopharm Therapeutics, Inc.*	16	93
Inovio Pharmaceuticals, Inc.*	25	93
Invacare Corp.	11	92
Assertio Therapeutics, Inc.*	18	91
Dean Foods Co.	30	91
Adverum Biotechnologies, Inc.*	17	89
Emerald Expositions Events, Inc.	7	89
OrthoPediatrics Corp.*	2	88
Utah Medical Products, Inc.	1	88
Rockwell Medical, Inc.*	15	85
Geron Corp.*	51	85
Aduro Biotech, Inc.*	21	84
Kindred Biosciences, Inc.*	9	83
Owens & Minor, Inc.	20	82
Eloxx Pharmaceuticals, Inc.*	7	82
Farmer Brothers Co.*	4	80
Vectrus, Inc.*	3	80
Kadmon Holdings, Inc.*	30	79
Quanterix Corp.*	3	78
Cross Country Healthcare, Inc.*	11	77
Agenus, Inc.*	26	77
Textainer Group Holdings Ltd.*	8	77
ShotSpotter, Inc.*	2	77
BioScrip, Inc.*	38	76
Franklin Covey Co.*	3	76
elf Beauty, Inc.*	7	74
Syros Pharmaceuticals, Inc.*	8	73
Concert Pharmaceuticals, Inc.*	6	72
Lexicon Pharmaceuticals, Inc.*	13	72
Pyxus International, Inc.*	3	72
Lannett Company, Inc.*,1	9	71
Minerva Neurosciences, Inc.*	9	71
Cutera, Inc.*	4	71
Novavax, Inc.*	128	71
Deciphera Pharmaceuticals, Inc.*	3	70
Cellular Biomedicine Group, Inc.*	4	69
Sientra, Inc.*	8	69
22nd Century Group, Inc.*	40	68
Nathan's Famous, Inc.	1	68
CytoSorbents Corp.*	9	68
Principia Biopharma, Inc.*	2	68
Avid Bioservices, Inc.*	16	68
Cadiz, Inc.*	7	68
Evolus, Inc.*	3	68
Surgery Partners, Inc.*	6	68
SEACOR Marine Holdings, Inc.*	5	67
Savara, Inc.*	9	66
Abeona Therapeutics, Inc.*	9	66
Aclaris Therapeutics, Inc.*	11	66
BG Staffing, Inc.	3	66
LSC Communications, Inc.	10	65
Tocagen, Inc.*	6	65
Senseonics Holdings, Inc.*	26	64
Verastem, Inc.*	21	62

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 97

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Optinose, Inc.*,1	6	$62
Calithera Biosciences, Inc.*	9	61
SeaSpine Holdings Corp.*	4	60
Palatin Technologies, Inc.*	61	60
Paratek Pharmaceuticals, Inc.*	11	59
ChromaDex Corp.*	14	59
Immune Design Corp.*	10	59
Pieris Pharmaceuticals, Inc.*	17	57
UNITY Biotechnology, Inc.*	7	57
SI-BONE, Inc.*	3	57
iRadimed Corp.*,1	2	56
Craft Brew Alliance, Inc.*	4	56
Pfenex, Inc.*	9	56
Acacia Research Corp.*	17	55
Nuvectra Corp.*	5	55
Village Super Market, Inc. — Class A	2	55
Tyme Technologies, Inc.*	31	55
Aldeyra Therapeutics, Inc.*	6	54
Pulse Biosciences, Inc.*	3	53
Y-mAbs Therapeutics, Inc.*	2	52
Athersys, Inc.*	34	51
Aratana Therapeutics, Inc.*	14	50
Marinus Pharmaceuticals, Inc.*	12	50
Adamas Pharmaceuticals, Inc.*	7	50
Seneca Foods Corp. — Class A*	2	49
I3 Verticals, Inc. — Class A*	2	48
Axonics Modulation Technologies, Inc.*	2	48
PRGX Global, Inc.*	6	48
Harvard Bioscience, Inc.*	11	47
Eidos Therapeutics, Inc.*	2	47
Cue Biopharma, Inc.*	6	46
Twist Bioscience Corp.*	2	46
CASI Pharmaceuticals, Inc.*	16	46
Neuronetics, Inc.*	3	46
Synlogic, Inc.*	6	46
Crinetics Pharmaceuticals, Inc.*	2	46
La Jolla Pharmaceutical Co.*	7	45
Dova Pharmaceuticals, Inc.*	5	44
Odonate Therapeutics, Inc.*	2	44
Avrobio, Inc.*	2	44
Celcuity, Inc.*	2	44
Arbutus Biopharma Corp.*	12	43
Spring Bank Pharmaceuticals, Inc.*	4	42
Kala Pharmaceuticals, Inc.*	5	41
Seres Therapeutics, Inc.*	6	41
FONAR Corp.*	2	41
Bellicum Pharmaceuticals, Inc.*	12	40
Aeglea BioTherapeutics, Inc.*	5	40
Ocular Therapeutix, Inc.*	10	40
Revlon, Inc. — Class A*	2	39
Spero Therapeutics, Inc.*	3	38
Scholar Rock Holding Corp.*	2	38
Information Services Group, Inc.*	10	37
Nature's Sunshine Products, Inc.*	4	37
Insys Therapeutics, Inc.*	8	37
Solid Biosciences, Inc.*	4	37
Apollo Medical Holdings, Inc.*	2	37
Neos Therapeutics, Inc.*	14	37
Ardelyx, Inc.*	13	36
Kiniksa Pharmaceuticals Ltd. — Class A*	2	36
Natural Grocers by Vitamin Cottage, Inc.*	3	36
Enzo Biochem, Inc.*	13	35
Kezar Life Sciences, Inc.*	2	35
BioTime, Inc.*	27	35
Calyxt, Inc.*	2	35
Smart & Final Stores, Inc.*	7	35
Celsius Holdings, Inc.*	8	34
Organovo Holdings, Inc.*	34	34
Helius Medical Technologies, Inc.*	5	33
Catalyst Biosciences, Inc.*	4	32
Forty Seven, Inc.*	2	32
PolarityTE, Inc.*	3	32
Evelo Biosciences, Inc.*	4	32
Syndax Pharmaceuticals, Inc.*	6	32
PFSweb, Inc.*	6	31
Jounce Therapeutics, Inc.*	5	31
Replimune Group, Inc.*	2	30
Arvinas, Inc.*	2	30
Durect Corp.*	47	29
Chimerix, Inc.*	14	29
Recro Pharma, Inc.*	5	29
Allena Pharmaceuticals, Inc.*	4	28
Capital Senior Living Corp.*	7	28
Alico, Inc.	1	27
Gritstone Oncology, Inc.*	2	27
Endologix, Inc.*	4	26
Unum Therapeutics, Inc.*	6	26
AVEO Pharmaceuticals, Inc.*	32	26
Natural Health Trends Corp.	2	26
XOMA Corp.*	2	25
Zafgen, Inc.*	9	25
American Renal Associates Holdings, Inc.*	4	25
Genesis Healthcare, Inc.*	17	24
Mustang Bio, Inc.*	7	24
T2 Biosystems, Inc.*	9	24
Menlo Therapeutics, Inc.*	3	24
Molecular Templates, Inc.*	4	23
Cohbar, Inc.*	7	23
ADMA Biologics, Inc.*	6	23
Miragen Therapeutics, Inc.*	8	22
Tetraphase Pharmaceuticals, Inc.*	16	21
ServiceSource International, Inc.*	23	21
Mersana Therapeutics, Inc.*	4	21
Corvus Pharmaceuticals, Inc.*	5	20
Xeris Pharmaceuticals, Inc.*	2	20
Nymox Pharmaceutical Corp.*	10	20
Fortress Biotech, Inc.*	11	20
MoneyGram International, Inc.*	9	18
NewLink Genetics Corp.*	9	17
CTI BioPharma Corp.*	17	17
Ampio Pharmaceuticals, Inc.*,1	29	16
Aptinyx, Inc.*	4	16

98 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Idera Pharmaceuticals, Inc.*	6	$15
Fennec Pharmaceuticals, Inc.*	3	15
Surface Oncology, Inc.*	3	14
Selecta Biosciences, Inc.*	6	14
Teligent, Inc.*	12	14
Sienna Biopharmaceuticals, Inc.*	6	14
resTORbio, Inc.*	2	14
NantKwest, Inc.*	8	13
Proteostasis Therapeutics, Inc.*	10	13
Quorum Health Corp.*	9	13
Clearside Biomedical, Inc.*	9	12
AgeX Therapeutics, Inc.*	3	12
Innovate Biopharmaceuticals, Inc.*	6	12
Liquidia Technologies, Inc.*	1	11
AAC Holdings, Inc.*	4	7
Melinta Therapeutics, Inc.*	2	7
Ovid therapeutics, Inc.*	4	7
scPharmaceuticals, Inc.*	2	6
Achaogen, Inc.*	10	5
Zomedica Pharmaceuticals Corp.*	12	4
GTx, Inc.*	2	2
Vital Therapies, Inc.*	10	2
Total Consumer, Non-cyclical		144,398

Industrial - 1.0%
Woodward, Inc.	17	1,613
EMCOR Group, Inc.	19	1,389
SYNNEX Corp.	14	1,335
Tech Data Corp.*	13	1,331
Trex Company, Inc.*	20	1,230
MSA Safety, Inc.	11	1,137
Tetra Tech, Inc.	19	1,132
Louisiana-Pacific Corp.	43	1,048
Generac Holdings, Inc.*	20	1,025
RBC Bearings, Inc.*	8	1,017
Kennametal, Inc.	27	992
Exponent, Inc.	17	981
Axon Enterprise, Inc.*	18	979
Moog, Inc. — Class A	11	956
Novanta, Inc.*	11	932
John Bean Technologies Corp.	10	919
GATX Corp.	12	916
MasTec, Inc.*	19	914
EnerSys	14	912
Chart Industries, Inc.*	10	905
Rexnord Corp.*	36	905
KBR, Inc.	47	897
Hillenbrand, Inc.	21	872
Proto Labs, Inc.*	8	841
Vishay Intertechnology, Inc.	45	831
Simpson Manufacturing Company, Inc.	14	830
Aerojet Rocketdyne Holdings, Inc.*	22	782
TopBuild Corp.*	12	778
Barnes Group, Inc.	15	771
Belden, Inc.	14	752
Watts Water Technologies, Inc. — Class A	9	727
Albany International Corp. — Class A	10	716
Franklin Electric Company, Inc.	14	715
Applied Industrial Technologies, Inc.	12	714
II-VI, Inc.*	19	708
Covanta Holding Corp.	40	692
Trinseo S.A.	15	680
Advanced Disposal Services, Inc.*	24	672
Golar LNG Ltd.	31	654
Brady Corp. — Class A	14	650
Forward Air Corp.	10	647
Sanmina Corp.*	22	635
Comfort Systems USA, Inc.	12	629
Fabrinet*	12	628
Plexus Corp.*	10	610
Granite Construction, Inc.	14	604
Summit Materials, Inc. — Class A*	38	603
AAON, Inc.	13	600
Universal Forest Products, Inc.	20	598
Advanced Energy Industries, Inc.*	12	596
Mueller Industries, Inc.	19	595
Alarm.com Holdings, Inc.*	9	584
Worthington Industries, Inc.	15	560
Badger Meter, Inc.	10	556
Saia, Inc.*	9	550
ESCO Technologies, Inc.	8	536
Kaman Corp.	9	526
OSI Systems, Inc.*	6	526
Harsco Corp.*	26	524
SPX Corp.*	15	522
Builders FirstSource, Inc.*	39	520
Federal Signal Corp.	20	520
EnPro Industries, Inc.	8	516
Itron, Inc.*	11	513
Werner Enterprises, Inc.	15	512
Mueller Water Products, Inc. — Class A	51	512
Knowles Corp.*	29	511
Matson, Inc.	14	505
TriMas Corp.*	16	484
Aerovironment, Inc.*	7	479
Actuant Corp. — Class A	19	463
Casella Waste Systems, Inc. — Class A*	13	462
Raven Industries, Inc.	12	460
SPX FLOW, Inc.*	14	447
Air Transport Services Group, Inc.*	19	438
Kratos Defense & Security Solutions, Inc.*	28	438
Sun Hydraulics Corp.	9	419
Dycom Industries, Inc.*	9	414
American Woodmark Corp.*	5	413
Hub Group, Inc. — Class A*	10	408
Gibraltar Industries, Inc.*	10	406
Masonite International Corp.*	8	399
US Ecology, Inc.	7	392
Cactus, Inc. — Class A*	11	392
Ambarella, Inc.*	9	389
JELD-WEN Holding, Inc.*	22	389
Lindsay Corp.	4	387
Fitbit, Inc. — Class A*	64	379

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 99

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Astec Industries, Inc.	10	$378
Boise Cascade Co.	14	375
Tennant Co.	6	372
Greif, Inc. — Class A	9	371
AZZ, Inc.	9	368
TTM Technologies, Inc.*	31	364
Greenbrier Companies, Inc.	11	355
Atlas Air Worldwide Holdings, Inc.*	7	354
Kadant, Inc.	4	352
CSW Industrials, Inc.*	6	344
Encore Wire Corp.	6	343
Benchmark Electronics, Inc.	13	341
Apogee Enterprises, Inc.	9	337
AAR Corp.	10	325
Ship Finance International Ltd.	26	321
Patrick Industries, Inc.*	7	317
Evoqua Water Technologies Corp.*	25	315
Advanced Drainage Systems, Inc.	12	309
Heartland Express, Inc.	16	308
KEMET Corp.	18	305
Triumph Group, Inc.	16	305
Atkore International Group, Inc.*	14	301
Alamo Group, Inc.	3	300
Continental Building Products, Inc.*	12	298
Standex International Corp.	4	294
Primoris Services Corp.	14	290
ArcBest Corp.	9	277
Global Brass & Copper Holdings, Inc.	8	276
Sturm Ruger & Company, Inc.	5	265
Milacron Holdings Corp.*	23	261
Stoneridge, Inc.*	9	260
Scorpio Tankers, Inc.	13	258
SEACOR Holdings, Inc.*	6	254
Argan, Inc.	5	250
Multi-Color Corp.	5	249
Echo Global Logistics, Inc.*	10	248
Columbus McKinnon Corp.	7	240
PGT Innovations, Inc.*	17	236
DXP Enterprises, Inc.*	6	233
Marten Transport Ltd.	13	232
Mesa Laboratories, Inc.	1	230
GoPro, Inc. — Class A*	35	227
FARO Technologies, Inc.*	5	220
GasLog Ltd.	12	210
Tidewater, Inc.*	9	209
US Concrete, Inc.*	5	207
Tutor Perini Corp.*	12	205
Manitowoc Company, Inc.*	12	197
Astronics Corp.*	6	196
Aegion Corp. — Class A*	11	193
Myers Industries, Inc.	11	188
Hyster-Yale Materials Handling, Inc.	3	187
Chase Corp.	2	185
Griffon Corp.	10	185
NV5 Global, Inc.*	3	178
MYR Group, Inc.*	5	173
Gorman-Rupp Co.	5	170
CIRCOR International, Inc.*	5	163
Comtech Telecommunications Corp.	7	163
American Outdoor Brands Corp.*	17	159
Wesco Aircraft Holdings, Inc.*	18	158
Ichor Holdings Ltd.*,1	7	158
nLight, Inc.*	7	156
Vicor Corp.*	5	155
Frontline Ltd.*	24	155
Briggs & Stratton Corp.	13	154
Control4 Corp.*	9	152
Great Lakes Dredge & Dock Corp.*	17	152
Kimball Electronics, Inc.*	9	139
International Seaways, Inc.*	8	137
Fluidigm Corp.*	10	133
Haynes International, Inc.	4	131
Ducommun, Inc.*	3	131
TimkenSteel Corp.*	12	130
SunPower Corp. — Class A*	20	130
Tredegar Corp.	8	129
Digimarc Corp.*	4	126
DHT Holdings, Inc.	28	125
WillScot Corp.*	11	122
Lydall, Inc.*	5	117
Heritage-Crystal Clean, Inc.*	4	110
Caesarstone Ltd.	7	109
National Presto Industries, Inc.	1	109
Insteel Industries, Inc.	5	105
CryoPort, Inc.*	8	103
Vishay Precision Group, Inc.*	3	103
Sterling Construction Company, Inc.*	8	100
NVE Corp.	1	98
Greif, Inc. — Class B	2	98
NN, Inc.	13	97
Park-Ohio Holdings Corp.	3	97
Energy Recovery, Inc.*	11	96
VSE Corp.	3	95
Park Electrochemical Corp.	6	94
Nordic American Tankers Ltd.	46	93
Teekay Corp.	23	90
Costamare, Inc.	17	88
NCI Building Systems, Inc.*	14	86
Napco Security Technologies, Inc.*	4	83
Armstrong Flooring, Inc.*	6	82
Hurco Companies, Inc.	2	81
Powell Industries, Inc.	3	80
Scorpio Bulkers, Inc.	20	77
Covenant Transportation Group, Inc. — Class A*	4	76
Bel Fuse, Inc. — Class B	3	76
Omega Flex, Inc.	1	76
Radiant Logistics, Inc.*	12	76
UFP Technologies, Inc.*	2	75
Applied Optoelectronics, Inc.*,1	6	73
ZAGG, Inc.*	8	73
Northwest Pipe Co.*	3	72

100 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Eagle Bulk Shipping, Inc.*	15	$70
Mistras Group, Inc.*	5	69
Allied Motion Technologies, Inc.	2	69
YRC Worldwide, Inc.*	10	67
Daseke, Inc.*	13	66
CECO Environmental Corp.*	9	65
Lawson Products, Inc.*	2	63
Ardmore Shipping Corp.*	10	62
Pure Cycle Corp.*	6	59
Universal Logistics Holdings, Inc.	3	59
Graham Corp.	3	59
AquaVenture Holdings Ltd.*	3	58
SMART Global Holdings, Inc.*	3	58
LB Foster Co. — Class A*	3	56
Teekay Tankers Ltd. — Class A*	58	56
Eastern Co.	2	55
IES Holdings, Inc.*	3	53
Dorian LPG Ltd.*	8	51
Ryerson Holding Corp.*	6	51
IntriCon Corp.*	2	50
Twin Disc, Inc.*	3	50
PAM Transportation Services, Inc.*	1	49
GP Strategies Corp.*	4	49
Olympic Steel, Inc.	3	48
Energous Corp.*	7	44
USA Truck, Inc.*	3	43
Willis Lease Finance Corp.*	1	42
US Xpress Enterprises, Inc. — Class A*	6	40
Overseas Shipholding Group, Inc. — Class A*	17	39
LSB Industries, Inc.*	6	38
Gencor Industries, Inc.*	3	37
Iteris, Inc.*	8	33
Infrastructure and Energy Alternatives, Inc.*	6	31
Synalloy Corp.	2	30
General Finance Corp.*	3	28
Forterra, Inc.*	6	25
FreightCar America, Inc.*	4	25
Orion Group Holdings, Inc.*	8	23
Turtle Beach Corp.*	2	23
Genco Shipping & Trading Ltd.*	3	22
Safe Bulkers, Inc.*	15	22
Eastman Kodak Co.*	5	15
NL Industries, Inc.*	3	12
Babcock & Wilcox Enterprises, Inc.*	11	4
Total Industrial		84,601

Consumer, Cyclical - 0.9%
Five Below, Inc.*	18	2,236
Planet Fitness, Inc. — Class A*	29	1,993
Texas Roadhouse, Inc. — Class A	22	1,368
Ollie's Bargain Outlet Holdings, Inc.*	16	1,365
Deckers Outdoor Corp.*	9	1,323
FirstCash, Inc.	14	1,211
American Eagle Outfitters, Inc.	54	1,197
Spirit Airlines, Inc.*	22	1,163
BJ's Wholesale Club Holdings, Inc.*	41	1,123
Marriott Vacations Worldwide Corp.	12	1,122
Churchill Downs, Inc.	12	1,083
Wolverine World Wide, Inc.	30	1,072
iRobot Corp.*,1	9	1,059
Steven Madden Ltd.	29	981
Eldorado Resorts, Inc.*	21	980
SkyWest, Inc.	18	977
Cracker Barrel Old Country Store, Inc.	6	970
Dana, Inc.	48	852
Dorman Products, Inc.*	9	793
Fox Factory Holding Corp.*	11	769
UniFirst Corp.	5	767
Boyd Gaming Corp.	28	766
Bed Bath & Beyond, Inc.	45	765
Wingstop, Inc.	10	760
Belmond Ltd. — Class A*	30	748
Beacon Roofing Supply, Inc.*	23	740
Sally Beauty Holdings, Inc.*	40	736
Herman Miller, Inc.	20	704
Bloomin' Brands, Inc.	34	695
SiteOne Landscape Supply, Inc.*	12	686
Cheesecake Factory, Inc.	14	685
Children's Place, Inc.	7	681
KB Home	28	677
Penn National Gaming, Inc.*	33	663
Office Depot, Inc.	180	653
Lithia Motors, Inc. — Class A	7	649
Jack in the Box, Inc.	8	648
Dave & Buster's Entertainment, Inc.	13	648
Allegiant Travel Co. — Class A	5	647
Taylor Morrison Home Corp. — Class A*	35	621
Altra Industrial Motion Corp.	20	621
RH*,1	6	618
World Fuel Services Corp.	21	607
National Vision Holdings, Inc.*	19	597
Red Rock Resorts, Inc. — Class A	23	594
Carvana Co.*,1	10	581
Abercrombie & Fitch Co. — Class A	21	576
Anixter International, Inc.*	10	561
G-III Apparel Group Ltd.*	14	559
Core-Mark Holding Company, Inc.	15	557
Dine Brands Global, Inc.	6	548
HNI Corp.	15	544
TRI Pointe Group, Inc.*	43	544
LCI Industries	7	538
Meritage Homes Corp.*	12	536
Cannae Holdings, Inc.*	22	534
Brinker International, Inc.	12	533
Big Lots, Inc.	14	532
Denny's Corp.*	29	532
American Axle & Manufacturing Holdings, Inc.*	37	529
Meritor, Inc.*	26	529
Triton International Ltd.	17	529
La-Z-Boy, Inc.	16	528

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 101

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Navistar International Corp.*	16	$517
Crocs, Inc.*	20	515
Designer Brands, Inc. — Class A*	23	511
Callaway Golf Co.	31	494
Cooper Tire & Rubber Co.	16	478
Mobile Mini, Inc.	14	475
Shake Shack, Inc. — Class A*	8	473
Sleep Number Corp.*	10	470
MDC Holdings, Inc.	16	465
SeaWorld Entertainment, Inc.*	18	464
Signet Jewelers Ltd.	16	435
Papa John's International, Inc.	8	424
Rush Enterprises, Inc. — Class A	10	418
Asbury Automotive Group, Inc.*	6	416
PriceSmart, Inc.	7	412
IMAX Corp.*	18	408
Steelcase, Inc. — Class A	28	407
Wabash National Corp.	30	406
Hawaiian Holdings, Inc.	15	394
International Speedway Corp. — Class A	9	393
BMC Stock Holdings, Inc.*	22	389
Group 1 Automotive, Inc.	6	388
Tupperware Brands Corp.	15	383
Freshpet, Inc.*	9	381
Oxford Industries, Inc.	5	376
M/I Homes, Inc.*	14	373
Guess?, Inc.	19	372
Gentherm, Inc.*	10	369
LGI Homes, Inc.*	6	361
Dillard's, Inc. — Class A1	5	360
Tenneco, Inc. — Class A	16	355
Cavco Industries, Inc.*	3	353
Scientific Games Corp. — Class A*	17	347
Caleres, Inc.	14	346
GameStop Corp. — Class A1	34	345
Installed Building Products, Inc.*	7	339
BJ's Restaurants, Inc.	7	331
Liberty TripAdvisor Holdings, Inc. — Class A*	23	326
ScanSource, Inc.*	9	322
Knoll, Inc.	17	322
Methode Electronics, Inc.	11	317
Winnebago Industries, Inc.	10	311
Standard Motor Products, Inc.	6	295
Interface, Inc. — Class A	19	291
Acushnet Holdings Corp.	12	278
Malibu Boats, Inc. — Class A*	7	277
Genesco, Inc.*	6	273
Douglas Dynamics, Inc.	7	266
St. Joe Co.*	16	264
Ruth's Hospitality Group, Inc.	10	256
H&E Equipment Services, Inc.	10	251
At Home Group, Inc.*	14	250
Marcus Corp.	6	240
AMC Entertainment Holdings, Inc. — Class A	16	238
Boot Barn Holdings, Inc.*	8	236
Cooper-Standard Holdings, Inc.*	5	235
Citi Trends, Inc.	12	232
Rite Aid Corp.*	353	224
Modine Manufacturing Co.*	16	222
Fossil Group, Inc.*	16	220
Regis Corp.*	10	197
Century Communities, Inc.*	8	192
Winmark Corp.	1	189
America's Car-Mart, Inc.*	2	183
Movado Group, Inc.	5	182
Hudson Ltd. — Class A*	13	179
Monarch Casino & Resort, Inc.*	4	176
REV Group, Inc.	16	175
Haverty Furniture Companies, Inc.	8	175
Skyline Champion Corp.	9	171
Chico's FAS, Inc.	40	171
Kimball International, Inc. — Class B	12	170
William Lyon Homes — Class A*	11	169
Buckle, Inc.[1]	9	168
Cato Corp. — Class A	11	165
PetMed Express, Inc.[1]	7	159
Express, Inc.*	37	158
PetIQ, Inc.*	5	157
J.C. Penney Company, Inc.*,1	103	153
Ethan Allen Interiors, Inc.	8	153
YETI Holdings, Inc.*,1	5	151
GMS, Inc.*	10	151
Del Taco Restaurants, Inc.*	15	151
Zumiez, Inc.*	6	149
Universal Electronics, Inc.*	4	149
PC Connection, Inc.	4	147
EZCORP, Inc. — Class A*	15	140
Camping World Holdings, Inc. — Class A1	10	139
Conn's, Inc.*	6	137
Hibbett Sports, Inc.*	6	137
Vista Outdoor, Inc.*	17	136
Shoe Carnival, Inc.	4	136
MasterCraft Boat Holdings, Inc.*	6	135
Party City Holdco, Inc.*	17	135
MarineMax, Inc.*	7	134
BBX Capital Corp.	22	130
Tower International, Inc.	6	126
Sonic Automotive, Inc. — Class A	8	118
Tailored Brands, Inc.[1]	15	118
Red Robin Gourmet Burgers, Inc.*	4	115
Chuy's Holdings, Inc.*	5	114
Motorcar Parts of America, Inc.*	6	113
BlueLinx Holdings, Inc.*	4	107
Fiesta Restaurant Group, Inc.*	8	105
Beazer Homes USA, Inc.*	9	104
Titan International, Inc.	17	101
Lumber Liquidators Holdings, Inc.*,1	10	101
Eros International plc*	11	100
Carrols Restaurant Group, Inc.*	10	100
Barnes & Noble, Inc.	18	98

102 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Spartan Motors, Inc.	11	$97
Unifi, Inc.*	5	97
Titan Machinery, Inc.*	6	93
Vera Bradley, Inc.*	7	93
Miller Industries, Inc.	3	93
Lindblad Expeditions Holdings, Inc.*	6	92
Systemax, Inc.	4	91
Drive Shack, Inc.*	20	90
Funko, Inc. — Class A*	4	87
Hooker Furniture Corp.	3	87
Blue Bird Corp.*	5	85
Rush Enterprises, Inc. — Class B	2	83
Daktronics, Inc.	11	82
Century Casinos, Inc.*	9	82
Reading International, Inc. — Class A*	5	80
Veritiv Corp.*	3	79
El Pollo Loco Holdings, Inc.*	6	78
Clarus Corp.	6	77
Rocky Brands, Inc.	3	72
Johnson Outdoors, Inc. — Class A	1	71
Golden Entertainment, Inc.*	5	71
Commercial Vehicle Group, Inc.*	9	69
RCI Hospitality Holdings, Inc.	3	69
GNC Holdings, Inc. — Class A*	25	68
Tile Shop Holdings, Inc.	12	68
Tilly's, Inc. — Class A	6	67
Bassett Furniture Industries, Inc.	4	66
Habit Restaurants, Inc. — Class A*	6	65
Del Frisco's Restaurant Group, Inc.*	10	64
Weyco Group, Inc.	2	62
Ascena Retail Group, Inc.*	57	62
Green Brick Partners, Inc.*	7	61
Potbelly Corp.*	7	60
Speedway Motorsports, Inc.	4	58
Culp, Inc.	3	58
Lovesac Co.*	2	56
Sportsman's Warehouse Holdings, Inc.*	11	53
Sonos, Inc.*	5	51
Barnes & Noble Education, Inc.*	12	50
Nautilus, Inc.*	9	50
Superior Group of Companies, Inc.	3	50
Red Lion Hotels Corp.*	6	48
Duluth Holdings, Inc. — Class B*	2	48
Flexsteel Industries, Inc.	2	46
Bluegreen Vacations Corp.	3	45
Container Store Group, Inc.*	5	44
Hamilton Beach Brands Holding Co. — Class A	2	43
Foundation Building Materials, Inc.*	4	39
J Alexander's Holdings, Inc.*	4	39
Manitex International, Inc.*	5	38
EVI Industries, Inc.	1	38
Superior Industries International, Inc.	8	38
Lifetime Brands, Inc.	4	38
Kirkland's, Inc.*	5	35
Escalade, Inc.	3	34
Gaia, Inc.*	3	27
J. Jill, Inc.[1]	5	27
Noodles & Co.*	4	27
Marine Products Corp.	2	27
Mesa Air Group, Inc.*	3	25
RTW RetailWinds, Inc.*	9	22
Castle Brands, Inc.*	28	19
Pier 1 Imports, Inc.*	25	19
Big 5 Sporting Goods Corp.	6	19
New Home Company, Inc.*	4	19
Town Sports International Holdings, Inc.*	4	19
Hovnanian Enterprises, Inc. — Class A*	2	18
Empire Resorts, Inc.*	1	10
Francesca's Holdings Corp.*	11	7
Purple Innovation, Inc.*	1	5
Total Consumer, Cyclical		82,761

Technology - 0.8%
Integrated Device Technology, Inc.*	42	2,058
HubSpot, Inc.*	12	1,995
Cree, Inc.*	34	1,946
Entegris, Inc.	48	1,713
Coupa Software, Inc.*	18	1,638
MAXIMUS, Inc.	21	1,491
CACI International, Inc. — Class A*	8	1,456
Lumentum Holdings, Inc.*	25	1,413
Medidata Solutions, Inc.*	19	1,392
New Relic, Inc.*	14	1,382
j2 Global, Inc.	15	1,299
Blackbaud, Inc.	16	1,276
Verint Systems, Inc.*	21	1,257
ACI Worldwide, Inc.*	38	1,249
Science Applications International Corp.	16	1,231
Silicon Laboratories, Inc.*	15	1,213
Semtech Corp.*	23	1,171
Omnicell, Inc.*	14	1,132
Cabot Microelectronics Corp.	9	1,008
Five9, Inc.*	19	1,004
Perspecta, Inc.	48	971
Mercury Systems, Inc.*	15	961
Cornerstone OnDemand, Inc.*	17	931
Qualys, Inc.*	11	910
Envestnet, Inc.*	13	850
CommVault Systems, Inc.*	12	777
Cirrus Logic, Inc.*	18	757
Alteryx, Inc. — Class A*	9	755
Box, Inc. — Class A*	39	753
Brooks Automation, Inc.	24	704
Power Integrations, Inc.	10	700
Progress Software Corp.	15	666
ExlService Holdings, Inc.*	11	660
Cloudera, Inc.*	60	656
Bottomline Technologies DE, Inc.*	13	651
NetScout Systems, Inc.*	23	646
Inphi Corp.*	14	612
Insight Enterprises, Inc.*	11	606
SailPoint Technologies Holding, Inc.*	21	603

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 103

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Everbridge, Inc.*	8	$600
Synaptics, Inc.*	15	596
Avaya Holdings Corp.*	35	589
Rapid7, Inc.*	11	557
Allscripts Healthcare Solutions, Inc.*	58	553
Yext, Inc.*	25	546
ManTech International Corp. — Class A	10	540
Varonis Systems, Inc.*	9	537
Virtusa Corp.*	10	534
SPS Commerce, Inc.*	5	530
LivePerson, Inc.*	18	522
Blackline, Inc.*	11	510
Cubic Corp.	9	506
MaxLinear, Inc. — Class A*	19	485
Lattice Semiconductor Corp.*	40	477
Instructure, Inc.*	10	471
CSG Systems International, Inc.	11	465
Workiva, Inc.*	9	456
Diodes, Inc.*	13	451
Benefitfocus, Inc.*	9	446
Pitney Bowes, Inc.	63	433
MicroStrategy, Inc. — Class A*	3	433
PROS Holdings, Inc.*	10	422
Appfolio, Inc. — Class A*	5	397
Ebix, Inc.[1]	8	395
3D Systems Corp.*	36	387
FormFactor, Inc.*	24	386
Stratasys Ltd.*	16	381
ForeScout Technologies, Inc.*	9	377
Electronics for Imaging, Inc.*,1	14	377
Rambus, Inc.*	36	376
TiVo Corp.	40	373
Glu Mobile, Inc.*	34	372
Sykes Enterprises, Inc.*	13	368
Monotype Imaging Holdings, Inc.	18	358
XPERI CORP.	15	351
Photronics, Inc.*	36	340
Cray, Inc.*	13	339
CTS Corp.	11	323
Tenable Holdings, Inc.*	10	317
Altair Engineering, Inc. — Class A*	8	294
Amkor Technology, Inc.*	34	291
Inovalon Holdings, Inc. — Class A*	23	286
Vocera Communications, Inc.*	9	285
Tabula Rasa HealthCare, Inc.*,1	5	282
Evolent Health, Inc. — Class A*	22	277
Diebold Nixdorf, Inc.*	25	277
Cision Ltd.*	20	275
MTS Systems Corp.	5	272
NextGen Healthcare, Inc.*	16	269
MACOM Technology Solutions Holdings, Inc.*	16	267
AVX Corp.	15	260
Carbonite, Inc.*	10	248
Nanometrics, Inc.*	8	247
Veeco Instruments, Inc.*	22	239
Rudolph Technologies, Inc.*	10	228
Axcelis Technologies, Inc.*	11	221
CEVA, Inc.*	8	216
Upland Software, Inc.*	5	212
Domo, Inc. — Class B*	5	202
OneSpan, Inc.*	10	192
Unisys Corp.*	16	187
Cohu, Inc.	12	177
PlayAGS, Inc.*	7	167
Carbon Black, Inc.*	12	167
Presidio, Inc.	11	163
Donnelley Financial Solutions, Inc.*	10	149
TTEC Holdings, Inc.	4	145
Model N, Inc.*	8	140
KeyW Holding Corp.*	15	129
QAD, Inc. — Class A	3	129
Ultra Clean Holdings, Inc.*	12	124
Mitek Systems, Inc.*	10	122
MobileIron, Inc.*	22	120
PDF Solutions, Inc.*	9	111
American Software, Inc. — Class A	9	108
Agilysys, Inc.*	5	106
Brightcove, Inc.*	11	92
SVMK, Inc.*	5	91
Castlight Health, Inc. — Class B*	24	90
Computer Programs & Systems, Inc.	3	89
Simulations Plus, Inc.	4	84
Impinj, Inc.*	5	84
Immersion Corp.*	9	76
PAR Technology Corp.*	3	73
USA Technologies, Inc.*,1	17	71
Alpha & Omega Semiconductor Ltd.*	6	69
Kopin Corp.*	48	64
eGain Corp.*	6	63
Amber Road, Inc.*	7	61
Avid Technology, Inc.*	8	60
SecureWorks Corp. — Class A*,1	3	55
Telenav, Inc.*	9	55
Aquantia Corp.*	6	55
InnerWorkings, Inc.*	15	54
Maxwell Technologies, Inc.*	12	54
Exela Technologies, Inc.*	15	50
AXT, Inc.*	11	49
ACM Research, Inc. — Class A*	3	46
Adesto Technologies Corp.*	7	42
Park City Group, Inc.*	4	32
Vuzix Corp.*	8	24
Asure Software, Inc.*	4	24
Veritone, Inc.*	3	16
Rimini Street, Inc.*	3	15
Remark Holdings, Inc.*	8	15
Majesco*	2	14
NantHealth, Inc.*	6	6
Total Technology		69,626

Communications - 0.5%
Etsy, Inc.*	39	2,622

104 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Trade Desk, Inc. — Class A*	11	$2,177
Ciena Corp.*	47	1,755
Nexstar Media Group, Inc. — Class A	15	1,626
ViaSat, Inc.*	19	1,473
New York Times Co. — Class A	44	1,445
Zscaler, Inc.*	20	1,419
World Wrestling Entertainment, Inc. — Class A	14	1,215
TEGNA, Inc.	73	1,029
Viavi Solutions, Inc.*	76	941
Yelp, Inc. — Class A*	27	932
Roku, Inc.*	14	903
Iridium Communications, Inc.*	32	846
Cogent Communications Holdings, Inc.	15	814
Finisar Corp.*	35	811
InterDigital, Inc.	12	792
Meredith Corp.	14	774
Liberty Expedia Holdings, Inc. — Class A*	18	770
Sinclair Broadcast Group, Inc. — Class A	20	770
Q2 Holdings, Inc.*	11	762
Vonage Holdings Corp.*	74	743
Liberty Latin America Ltd. — Class C*	38	739
Shenandoah Telecommunications Co.	16	710
Cargurus, Inc.*	16	641
Acacia Communications, Inc.*	10	574
8x8, Inc.*	28	566
Gray Television, Inc.*	26	555
Cars.com, Inc.*	22	502
Stamps.com, Inc.*	6	488
Groupon, Inc. — Class A*	134	476
Plantronics, Inc.	10	461
GTT Communications, Inc.*,1	13	451
MSG Networks, Inc. — Class A*	20	435
Shutterfly, Inc.*	10	406
Gannett Company, Inc.	37	390
NETGEAR, Inc.*	11	364
NIC, Inc.	21	359
Scholastic Corp.	9	358
ePlus, Inc.*	4	354
EW Scripps Co. — Class A	16	336
Liberty Media Corporation-Liberty Braves — Class C*	12	333
Shutterstock, Inc.	7	326
Tucows, Inc. — Class A*	4	325
Perficient, Inc.*	11	301
Liberty Latin America Ltd. — Class A*	15	290
Boingo Wireless, Inc.*	12	279
Intelsat S.A.*,1	17	266
Extreme Networks, Inc.*	35	262
Quotient Technology, Inc.*	26	257
Consolidated Communications Holdings, Inc.[1]	23	251
Quantenna Communications, Inc.*	10	243
Houghton Mifflin Harcourt Co.*	31	225
HealthStream, Inc.*	8	224
ADTRAN, Inc.	16	219
Entercom Communications Corp. — Class A	41	215
New Media Investment Group, Inc.	20	210
CalAmp Corp.*	16	201
Anaplan, Inc.*	5	197
Infinera Corp.*	45	195
National CineMedia, Inc.	27	190
TrueCar, Inc.*	28	186
QuinStreet, Inc.*	13	174
ORBCOMM, Inc.*	25	170
ATN International, Inc.	3	169
Endurance International Group Holdings, Inc.*	22	160
Casa Systems, Inc.*	19	158
1-800-Flowers.com, Inc. — Class A*	8	146
Loral Space & Communications, Inc.*	4	144
Harmonic, Inc.*	25	136
Cincinnati Bell, Inc.*	14	134
Zix Corp.*	17	117
Overstock.com, Inc.*,1	7	116
A10 Networks, Inc.*	16	114
Meet Group, Inc.*	22	111
VirnetX Holding Corp.*	17	108
Limelight Networks, Inc.*	33	107
pdvWireless, Inc.*	3	106
Central European Media Enterprises Ltd. — Class A*	26	103
Digi International, Inc.*	8	101
Calix, Inc.*	13	100
WideOpenWest, Inc.*	11	100
TechTarget, Inc.*	6	98
ChannelAdvisor Corp.*	8	97
Spok Holdings, Inc.	7	95
Telaria, Inc.*	14	89
Liberty Media Corporation-Liberty Braves — Class A*	3	84
Ribbon Communications, Inc.*	16	82
Ooma, Inc.*	6	79
Upwork, Inc.*,1	4	77
Maxar Technologies, Inc.	19	76
Gogo, Inc.*	17	76
Hemisphere Media Group, Inc.*	5	71
Liquidity Services, Inc.*	9	69
NeoPhotonics Corp.*	11	69
Entravision Communications Corp. — Class A	21	68
Lands' End, Inc.*	4	66
Frontier Communications Corp.*,1	31	62
Tribune Publishing Co.*	5	59
Clear Channel Outdoor Holdings, Inc. — Class A*	11	59
Clearfield, Inc.*	4	59
NII Holdings, Inc.*	29	57
Fluent, Inc.*	10	56
Preformed Line Products Co.	1	53
KVH Industries, Inc.*	5	51

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 105

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Boston Omaha Corp. — Class A*	2	$50
LiveXLive Media, Inc.*	9	48
Aerohive Networks, Inc.*	10	45
MDC Partners, Inc. — Class A*	19	43
Leaf Group Ltd.*	5	40
RigNet, Inc.*	4	39
Internap Corp.*	7	35
Saga Communications, Inc. — Class A	1	33
Cardlytics, Inc.*	2	33
HC2 Holdings, Inc.*	13	32
Value Line, Inc.	1	25
DASAN Zhone Solutions, Inc.*	2	21
Travelzoo*	1	13
Beasley Broadcast Group, Inc. — Class A	2	8
Fusion Connect, Inc.*	6	8
Total Communications		43,678

Energy - 0.3%
Southwestern Energy Co.*	199	933
Delek US Holdings, Inc.	25	910
PDC Energy, Inc.*	22	895
Murphy USA, Inc.*	9	771
Peabody Energy Corp.	26	737
Matador Resources Co.*	34	657
Pattern Energy Group, Inc. — Class A	27	594
Callon Petroleum Co.*	73	551
Oasis Petroleum, Inc.*	91	550
ProPetro Holding Corp.*	24	541
Oceaneering International, Inc.*	33	520
Dril-Quip, Inc.*	11	504
MRC Global, Inc.*	28	489
NOW, Inc.*	35	489
Gulfport Energy Corp.*	59	473
US Silica Holdings, Inc.	27	469
C&J Energy Services, Inc.*	30	466
Rowan Companies plc — Class A*	43	464
Arch Coal, Inc. — Class A	5	457
McDermott International, Inc.*	61	454
Sunrun, Inc.*	30	422
SRC Energy, Inc.*	81	415
California Resources Corp.*	16	411
Archrock, Inc.	42	411
Warrior Met Coal, Inc.	13	395
SemGroup Corp. — Class A	26	383
Helix Energy Solutions Group, Inc.*	47	372
TerraForm Power, Inc. — Class A	25	343
CONSOL Energy, Inc.*	10	342
Oil States International, Inc.*	20	339
Carrizo Oil & Gas, Inc.*	27	337
Tellurian, Inc.*	26	291
Denbury Resources, Inc.*	138	283
Enphase Energy, Inc.*,1	29	268
Renewable Energy Group, Inc.*	12	263
DMC Global, Inc.	5	248
Newpark Resources, Inc.*	27	247
Thermon Group Holdings, Inc.*	10	245
Unit Corp.*	17	242
REX American Resources Corp.*	3	242
Noble Corporation plc*	82	235
Superior Energy Services, Inc.*	50	233
Diamond Offshore Drilling, Inc.*	22	231
Penn Virginia Corp.*	5	221
Jagged Peak Energy, Inc.*,1	21	220
Green Plains, Inc.	13	217
Berry Petroleum Corp.	18	208
W&T Offshore, Inc.*	30	207
CVR Energy, Inc.	5	206
Liberty Oilfield Services, Inc. — Class A1	13	200
Keane Group, Inc.*	17	185
Select Energy Services, Inc. — Class A*	15	180
SunCoke Energy, Inc.*	21	178
Par Pacific Holdings, Inc.*	10	178
KLX Energy Services Holdings, Inc.*	7	176
Plug Power, Inc.*	71	170
Exterran Corp.*	10	168
Northern Oil and Gas, Inc.*	59	162
Laredo Petroleum, Inc.*	52	161
Talos Energy, Inc.*	6	159
Bonanza Creek Energy, Inc.*	7	159
Matrix Service Co.*	8	157
Frank's International N.V.*	24	149
TPI Composites, Inc.*	5	143
Forum Energy Technologies, Inc.*	26	133
Solaris Oilfield Infrastructure, Inc. — Class A	8	132
Clean Energy Fuels Corp.*	41	127
FutureFuel Corp.	9	121
Nine Energy Service, Inc.*	5	113
Ring Energy, Inc.*	19	112
FTS International, Inc.*	10	100
Panhandle Oil and Gas, Inc. — Class A	6	94
TETRA Technologies, Inc.*	37	87
HighPoint Resources Corp.*	37	82
Advanced Emissions Solutions, Inc.	7	81
SandRidge Energy, Inc.*	10	80
Natural Gas Services Group, Inc.*	4	69
Era Group, Inc.*	6	69
Mammoth Energy Services, Inc.	4	67
Abraxas Petroleum Corp.*	48	60
Halcon Resources Corp.*	43	58
Flotek Industries, Inc.*	17	55
Trecora Resources*	6	55
Evolution Petroleum Corp.	8	54
Midstates Petroleum Company, Inc.*	5	49
SilverBow Resources, Inc.*	2	46
Vivint Solar, Inc.*	9	45
ION Geophysical Corp.*	3	43
Earthstone Energy, Inc. — Class A*	6	42
Independence Contract Drilling, Inc.*	15	42
Goodrich Petroleum Corp.*	3	41
Pioneer Energy Services Corp.*	23	41
Adams Resources & Energy, Inc.	1	39
NACCO Industries, Inc. — Class A	1	38

106 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

Ultra Petroleum Corp.*	53	$32
Smart Sand, Inc.*,1	7	31
Hallador Energy Co.	5	26
Basic Energy Services, Inc.*	6	23
CARBO Ceramics, Inc.*	6	21
NCS Multistage Holdings, Inc.*	4	21
Dawson Geophysical Co.*	7	20
Lilis Energy, Inc.*	14	16
Montage Resources Corp.*	1	15
Profire Energy, Inc.*	7	13
Key Energy Services, Inc.*	3	12
Zion Oil & Gas, Inc.*	16	12
Ramaco Resources, Inc.*	2	12
Bristow Group, Inc.*	10	11
NextDecade Corp.*	2	11
Nuverra Environmental Solutions, Inc.*	1	9
Quintana Energy Services, Inc.*	2	9
Alta Mesa Resources, Inc. — Class A*	31	8
FuelCell Energy, Inc.*	28	7
Approach Resources, Inc.*	14	5
Rosehill Resources, Inc.*	1	3
EP Energy Corp. — Class A*	12	3
Total Energy		25,421

Utilities - 0.3%
IDACORP, Inc.	16	1,593
Portland General Electric Co.	29	1,503
ONE Gas, Inc.	16	1,425
Southwest Gas Holdings, Inc.	17	1,398
New Jersey Resources Corp.	28	1,394
Spire, Inc.	16	1,317
ALLETE, Inc.	16	1,316
Black Hills Corp.	17	1,259
PNM Resources, Inc.	26	1,231
NorthWestern Corp.	17	1,197
Avista Corp.	23	934
South Jersey Industries, Inc.	28	898
California Water Service Group	16	869
American States Water Co.	12	856
MGE Energy, Inc.	12	816
El Paso Electric Co.	13	765
Ormat Technologies, Inc.	13	717
Northwest Natural Holding Co.	10	656
Otter Tail Corp.	13	648
SJW Group	8	494
Chesapeake Utilities Corp.	5	456
Connecticut Water Service, Inc.	5	343
Middlesex Water Co.	6	336
Clearway Energy, Inc. — Class C	22	332
Unitil Corp.	5	271
Clearway Energy, Inc. — Class A	11	160
York Water Co.	4	137
Atlantic Power Corp.*	51	128
Ameresco, Inc. — Class A*	6	97
Artesian Resources Corp. — Class A	2	75
PICO Holdings, Inc.*	7	69
RGC Resources, Inc.	2	53
Consolidated Water Company Ltd.	4	51
Global Water Resources, Inc.	3	29
Spark Energy, Inc. — Class A	3	27
Total Utilities		23,850

Basic Materials - 0.2%
Ingevity Corp.*	15	1,584
Allegheny Technologies, Inc.*	41	1,048
Balchem Corp.	11	1,021
Sensient Technologies Corp.	15	1,017
Cleveland-Cliffs, Inc.	99	989
Rogers Corp.*	6	953
Quaker Chemical Corp.	4	801
HB Fuller Co.	16	778
PolyOne Corp.	26	762
GCP Applied Technologies, Inc.*	25	740
Minerals Technologies, Inc.	12	705
Carpenter Technology Corp.	15	688
Innospec, Inc.	8	667
Commercial Metals Co.	38	649
Livent Corp.*	49	602
Compass Minerals International, Inc.	11	598
Stepan Co.	6	525
Kaiser Aluminum Corp.	5	524
Ferro Corp.*	27	511
Tronox Holdings plc — Class A	32	421
Materion Corp.	7	399
Schweitzer-Mauduit International, Inc.	9	348
Codexis, Inc.*	16	329
Neenah, Inc.	5	322
Hecla Mining Co.	138	317
Kraton Corp.*	9	290
AK Steel Holding Corp.*	105	289
AdvanSix, Inc.*	10	286
Coeur Mining, Inc.*	62	253
Verso Corp. — Class A*	11	236
Rayonier Advanced Materials, Inc.	17	231
Schnitzer Steel Industries, Inc. — Class A	9	216
PH Glatfelter Co.	13	184
PQ Group Holdings, Inc.*	12	182
Innophos Holdings, Inc.	6	181
Koppers Holdings, Inc.*	6	156
American Vanguard Corp.	9	155
Century Aluminum Co.*	16	142
Hawkins, Inc.	3	111
Intrepid Potash, Inc.*	29	110
Landec Corp.*	8	98
Kronos Worldwide, Inc.	7	98
Clearwater Paper Corp.*	5	97
OMNOVA Solutions, Inc.*	13	91
Energy Fuels, Inc.*	26	87
United States Lime & Minerals, Inc.	1	77
Uranium Energy Corp.*	52	73
Gold Resource Corp.	16	63
Oil-Dri Corporation of America	2	62
Covia Holdings Corp.*	9	50
Universal Stainless & Alloy Products, Inc.*	3	49

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 107

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

	Shares	Value

AgroFresh Solutions, Inc.*	9	$30
Marrone Bio Innovations, Inc.*	17	26
Shiloh Industries, Inc.*	4	22
Amyris, Inc.*,1	9	19
Valhi, Inc.	8	18
Total Basic Materials		21,280

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	9	179

Total Common Stocks
(Cost $478,614)		659,165

WARRANTS†††,2 - 0.0%
Imperial Holdings,Inc.
$10.75, 10/06/19*	4	—
Total Warrants
(Cost $—)		—

RIGHTS†††,2 - 0.0%
Omthera Pharmaceuticals, Inc.*	57	—
A Schulman, Inc.*	44	—
Tobira Therapeutics, Inc.*	14	—
Nexstar Media Group, Inc.*	85	—
Total Rights
(Cost $—)		—

MUTUAL FUNDS† - 56.5%
Guggenheim Ultra Short Duration Fund — Institutional Class[3,4]	250,584	2,498,319
Guggenheim Strategy Fund II3	100,344	2,489,544
Total Mutual Funds
(Cost $5,012,203)		4,987,863

	Face Amount

FEDERAL AGENCY NOTES†† - 8.8%
Federal Home Loan Bank
2.66% (3 Month USD LIBOR -0.14%, Rate Floor: 0.00%) due 01/04/21[5]	$525,000	524,092
Federal Farm Credit Bank
2.70% (U.S. Prime Rate -2.80%, Rate Floor: 0.00%) due 03/14/22[5]	250,000	249,787
Total Federal Agency Notes
(Cost $774,298)		773,879

U.S. TREASURY BILLS†† - 6.8%
U.S. Treasury Bills
2.39% due 05/07/19[6,7]	600,000	598,568
Total U.S. Treasury Bills
(Cost $598,568)		598,568

REPURCHASE AGREEMENTS††,8 - 18.7%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[6]	1,116,444	1,116,444
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[6]	279,111	279,111
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[6]	249,993	249,993
Total Repurchase Agreements
(Cost $1,645,548)		1,645,548

	Shares

SECURITIES LENDING COLLATERAL†,9 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[10]	9,570	9,570
Total Securities Lending Collateral
(Cost $9,570)		9,570

Total Investments - 98.4%
(Cost $8,518,801)		$8,674,593
Other Assets & Liabilities, net - 1.6%		143,824
Total Net Assets - 100.0%		$8,818,417

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Goldman Sachs International	Russell 2000 Index	2.26%	At Maturity	04/29/19	5,407	$8,325,845	$62,581
BNP Paribas	Russell 2000 Index	2.50%	At Maturity	04/29/19	2,173	3,345,558	38,042
Barclays Bank plc	Russell 2000 Index	2.41%	At Maturity	04/30/19	541	833,336	9,475
						$12,504,739	$110,098

108 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at March 31, 2019. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Affiliated issuer.
[4]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[5]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[6]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2019.
[7]	Rate indicated is the effective yield at the time of purchase.
[8]	Repurchase Agreements — See Note 6.
[9]	Securities lending collateral — See Note 7.
[10]	Rate indicated is the 7-day yield as of March 31, 2019.
CVR — Contingent Value Rights
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$659,165	$—	$—		$659,165
Warrants	—	—	—	*	—
Rights	—	—	—	*	—
Mutual Funds	4,987,863	—	—		4,987,863
Federal Agency Notes	—	773,879	—		773,879
U.S. Treasury Bills	—	598,568	—		598,568
Repurchase Agreements	—	1,645,548	—		1,645,548
Securities Lending Collateral	9,570	—	—		9,570
Equity Index Swap Agreements**	—	110,098	—		110,098
Total Assets	$5,656,598	$3,128,093	$—		$8,784,691

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 109

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
RUSSELL 2000® 1.5x STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19	Shares 03/31/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$3,113,965	$500,000	$(1,100,000)	$(7,677)	$(16,744)	$2,489,544	100,344	$89,269	$1,659
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	2,011,830	2,700,000	(2,200,000)	(4,880)	(8,631)	2,498,319	250,584	55,381	2,257
	$5,125,795	$3,200,000	$(3,300,000)	$(12,557)	$(25,375)	$4,987,863		$144,650	$3,916

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

110 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments in unaffiliated issuers, at value - including $9,269 of securities loaned (cost $1,861,050)	$2,041,182
Investments in affiliated issuers, at value (cost $5,012,203)	4,987,863
Repurchase agreements, at value (cost $1,645,548)	1,645,548
Unrealized appreciation on swap agreements	110,098
Receivables:
Swap settlement	61,628
Dividends	11,678
Interest	4,139
Fund shares sold	2,100
Securities sold	265
Securities lending income	23
Total assets	8,864,524

Liabilities:
Payable for:
Management fees	10,694
Return of securities lending collateral	9,570
Fund shares redeemed	7,066
Distribution and service fees	3,168
Transfer agent and administrative fees	3,118
Portfolio accounting fees	1,247
Trustees’ fees*	297
Securities purchased	162
Miscellaneous	10,785
Total liabilities	46,107
Commitments and contingent liabilities (Note 13)	—
Net assets	$8,818,417

Net assets consist of:
Paid in capital	$8,593,259
Total distributable earnings (loss)	225,158
Net assets	$8,818,417

A-Class:
Net assets	$2,064,282
Capital shares outstanding	32,445
Net asset value per share	$63.62
Maximum offering price per share (Net asset value divided by 95.25%)	$66.79

C-Class:
Net assets	$78,040
Capital shares outstanding	1,445
Net asset value per share	$54.00

H-Class:
Net assets	$6,676,095
Capital shares outstanding	105,354
Net asset value per share	$63.37

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $9)	$25,897
Dividends from securities of affiliated issuers	144,650
Interest	185,125
Income from securities lending, net	1,178
Total investment income	356,850

Expenses:
Management fees	142,227
Distribution and service fees:
A-Class	4,915
C-Class	4,937
H-Class	33,358
Transfer agent and administrative fees	39,508
Portfolio accounting fees	15,803
Trustees’ fees*	3,952
Custodian fees	2,167
Line of credit fees	182
Miscellaneous	42,288
Total expenses	289,337
Less:
Expenses waived by Adviser	(2,141)
Net expenses	287,196
Net investment income	69,654

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	25,288
Investments in affiliated issuers	(12,557)
Distributions received from affiliated investment company shares	3,916
Swap agreements	1,469,154
Futures contracts	1,565,074
Net realized gain	3,050,875
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	26,511
Investments in affiliated issuers	(25,375)
Swap agreements	9,813
Futures contracts	(6,810)
Net change in unrealized appreciation (depreciation)	4,139
Net realized and unrealized gain	3,055,014
Net increase in net assets resulting from operations	$3,124,668

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 111

RUSSELL 2000® 1.5x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$69,654	$(37,280)
Net realized gain on investments	3,050,875	2,025,032
Net change in unrealized appreciation (depreciation) on investments	4,139	(272,234)
Net increase in net assets resulting from operations	3,124,668	1,715,518

Capital share transactions:
Proceeds from sale of shares
A-Class	1,275,564	754,961
C-Class	4,788,055	383,509
H-Class	262,178,295	385,816,278
Cost of shares redeemed
A-Class	(454,972)	(687,090)
C-Class	(5,865,534)	(1,056,980)
H-Class	(265,822,852)	(388,443,745)
Net decrease from capital share transactions	(3,901,444)	(3,233,067)
Net decrease in net assets	(776,776)	(1,517,549)

Net assets:
Beginning of year	9,595,193	11,112,742
End of year	$8,818,417	$9,595,193

Capital share activity:
Shares sold
A-Class	17,655	11,945
C-Class	77,413	6,741
H-Class	4,300,372	6,315,966
Shares redeemed
A-Class	(6,912)	(11,172)
C-Class	(94,418)	(19,256)
H-Class	(4,306,790)	(6,355,420)
Net decrease in shares	(12,680)	(51,196)

112 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$64.49	$55.99	$44.78	$58.05	$53.23
Income (loss) from investment operations:
Net investment income (loss)[a]	.34	.02	(.32)	(.43)	(.39)
Net gain (loss) on investments (realized and unrealized)	(1.21)[e]	8.48	16.87	(9.03)	5.41
Total from investment operations	(.87)	8.50	16.55	(9.46)	5.02
Less distributions from:
Net realized gains	—	—	(5.34)	(3.81)	(.20)
Total distributions	—	—	(5.34)	(3.81)	(.20)
Net asset value, end of period	$63.62	$64.49	$55.99	$44.78	$58.05

Total Return[b]	(1.35%)	15.18%	38.01%	(16.75%)	9.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,064	$1,400	$1,172	$497	$627
Ratios to average net assets:
Net investment income (loss)	0.52%	0.03%	(0.62%)	(0.85%)	(0.74%)
Total expenses[c]	1.80%	1.72%	1.73%	1.70%	1.70%
Net expenses[d]	1.78%	1.72%	1.73%	1.70%	1.70%
Portfolio turnover rate	258%	580%	1,315%	971%	830%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$55.14	$48.24	$39.44	$52.01	$48.08
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	(.40)	(.63)	(.73)	(.70)
Net gain (loss) on investments (realized and unrealized)	(.84)[e]	7.30	14.77	(8.03)	4.83
Total from investment operations	(1.14)	6.90	14.14	(8.76)	4.13
Less distributions from:
Net realized gains	—	—	(5.34)	(3.81)	(.20)
Total distributions	—	—	(5.34)	(3.81)	(.20)
Net asset value, end of period	$54.00	$55.14	$48.24	$39.44	$52.01

Total Return[b]	(2.07%)	14.30%	36.98%	(17.36)%	8.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$78	$1,017	$1,494	$1,322	$1,800
Ratios to average net assets:
Net investment income (loss)	(0.50%)	(0.78%)	(1.41%)	(1.62%)	(1.49%)
Total expenses[c]	2.54%	2.48%	2.47%	2.45%	2.45%
Net expenses[d]	2.53%	2.48%	2.47%	2.45%	2.45%
Portfolio turnover rate	258%	580%	1,315%	971%	830%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 113

RUSSELL 2000® 1.5x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$64.22	$55.86	$44.75	$57.94	$53.13
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	(.11)	(.51)	(.51)	(.40)
Net gain (loss) on investments (realized and unrealized)	(1.14)[e]	8.47	16.96	(8.87)	5.41
Total from investment operations	(.85)	8.36	16.45	(9.38)	5.01
Less distributions from:
Net realized gains	—	—	(5.34)	(3.81)	(.20)
Total distributions	—	—	(5.34)	(3.81)	(.20)
Net asset value, end of period	$63.37	$64.22	$55.86	$44.75	$57.94

Total Return	(1.32%)	14.97%	37.80%	(16.63%)	9.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,676	$7,178	$8,447	$8,049	$18,596
Ratios to average net assets:
Net investment income (loss)	0.46%	(0.18%)	(0.98%)	(1.01%)	(0.76%)
Total expenses[c]	1.81%	1.72%	1.73%	1.70%	1.70%
Net expenses[d]	1.80%	1.72%	1.73%	1.70%	1.70%
Portfolio turnover rate	258%	580%	1,315%	971%	830%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for the year because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the fund.

114 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

RUSSELL 2000® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Russell 2000® Index (the “underlying index”).

For the one-year period ended March 31, 2019, Russell 2000® Fund H-Class returned 0.30%, while the Russell 2000 Index returned 2.05%. Russell 2000® Fund maintained a daily correlation of over 99% to its benchmark of the daily price movement of the Russell 2000 Index.

Among sectors, the leading performance contributor to the underlying index during the period was Technology, followed by Utilities. The leading detractors from return were Energy and Industrials.

Etsy, Inc., Trade Desk, Inc. Class A, and Sarepta Therapeutics, Inc. were the largest contributors to performance of the underlying index for the period. Nektar Therapeutics, Maxar Technologies, Inc., and McDermott International, Inc. were the leading detractors from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	May 31, 2006
C-Class	May 31, 2006
H-Class	May 31, 2006

Ten Largest Holdings (% of Total Net Assets)
Etsy, Inc.	0.2%
Five Below, Inc.	0.2%
Trade Desk, Inc. — Class A	0.2%
Integrated Device Technology, Inc.	0.2%
HubSpot, Inc.	0.2%
Planet Fitness, Inc. — Class A	0.2%
Cree, Inc.	0.2%
Ciena Corp.	0.1%
Primerica, Inc.	0.1%
Array BioPharma, Inc.	0.1%
Top Ten Total	1.7%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 115

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	0.32%	5.22%	13.58%
A-Class Shares with sales charge‡	(4.45%)	4.20%	13.03%
C-Class Shares	(0.43%)	4.43%	12.68%
C-Class Shares with CDSC§	(1.43%)	4.43%	12.68%
H-Class Shares	0.30%	5.21%	13.55%
Russell 2000 Index	2.05%	9.97%	18.00%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

116 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2019
RUSSELL 2000® FUND

	Shares	Value

COMMON STOCKS† - 55.2%

Financial - 13.6%
Primerica, Inc.	481	$58,754
MGIC Investment Corp.*	3,958	52,206
Radian Group, Inc.	2,411	50,004
First Industrial Realty Trust, Inc. REIT	1,394	49,292
Essent Group Ltd.*	1,075	46,709
Cousins Properties, Inc. REIT	4,707	45,470
Pebblebrook Hotel Trust REIT	1,447	44,944
Kemper Corp.	589	44,847
Healthcare Realty Trust, Inc. REIT	1,385	44,472
IBERIABANK Corp.	620	44,460
Blackstone Mortgage Trust, Inc. — Class A REIT	1,274	44,029
EastGroup Properties, Inc. REIT	392	43,763
Americold Realty Trust REIT	1,417	43,233
First Financial Bankshares, Inc.	725	41,891
Selective Insurance Group, Inc.	650	41,132
Ryman Hospitality Properties, Inc. REIT	500	41,120
Stifel Financial Corp.	777	40,995
United Bankshares, Inc.	1,099	39,828
Sabra Health Care REIT, Inc.	1,991	38,765
Hancock Whitney Corp.	953	38,501
Physicians Realty Trust REIT	2,044	38,448
Ellie Mae, Inc.*	387	38,193
Glacier Bancorp, Inc.	949	38,026
Rexford Industrial Realty, Inc. REIT	1,029	36,848
Sunstone Hotel Investors, Inc. REIT	2,551	36,734
National Health Investors, Inc. REIT	456	35,819
PS Business Parks, Inc. REIT	223	34,973
Valley National Bancorp	3,612	34,603
RLJ Lodging Trust REIT	1,946	34,191
Community Bank System, Inc.	561	33,531
Chemical Financial Corp.	806	33,175
UMB Financial Corp.	512	32,788
STAG Industrial, Inc. REIT	1,092	32,378
Federated Investors, Inc. — Class B	1,084	31,772
RLI Corp.	439	31,498
Investors Bancorp, Inc.	2,649	31,391
LendingTree, Inc.*,1	89	31,289
Home BancShares, Inc.	1,761	30,941
Piedmont Office Realty Trust, Inc. — Class A REIT	1,453	30,295
Kennedy-Wilson Holdings, Inc.	1,415	30,267
Independent Bank Corp.	371	30,055
CNO Financial Group, Inc.	1,857	30,046
BancorpSouth Bank	1,064	30,026
Cathay General Bancorp	874	29,637
Fulton Financial Corp.	1,873	28,994
PotlatchDeltic Corp. REIT	751	28,380
Terreno Realty Corp. REIT	669	28,125
Union Bankshares Corp.	868	28,062
Old National Bancorp	1,707	27,995
First BanCorp	2,414	27,664
Xenia Hotels & Resorts, Inc. REIT	1,257	27,541
American Equity Investment Life Holding Co.	1,012	27,344
South State Corp.	400	27,336
Columbia Banking System, Inc.	826	27,002
CVB Financial Corp.	1,263	26,586
Washington Federal, Inc.	910	26,290
CoreCivic, Inc. REIT	1,343	26,121
Agree Realty Corp. REIT	376	26,072
GEO Group, Inc. REIT	1,356	26,035
First Financial Bancorp	1,078	25,937
QTS Realty Trust, Inc. — Class A REIT	576	25,914
Argo Group International Holdings Ltd.	365	25,791
Washington Real Estate Investment Trust REIT	895	25,400
Apollo Commercial Real Estate Finance, Inc. REIT	1,393	25,353
Cadence BanCorp	1,355	25,135
DiamondRock Hospitality Co. REIT	2,314	25,061
Simmons First National Corp. — Class A	1,023	25,043
Acadia Realty Trust REIT	911	24,843
Trustmark Corp.	735	24,718
CenterState Bank Corp.	1,034	24,620
First Midwest Bancorp, Inc.	1,179	24,122
International Bancshares Corp.	624	23,731
Enstar Group Ltd.*	135	23,490
Urban Edge Properties REIT	1,236	23,484
WesBanco, Inc.	589	23,413
Mack-Cali Realty Corp. REIT	1,022	22,688
Deluxe Corp.	518	22,647
Four Corners Property Trust, Inc. REIT	764	22,614
Invesco Mortgage Capital, Inc. REIT	1,431	22,610
First Merchants Corp.	609	22,442
Bank of NT Butterfield & Son Ltd.	623	22,353
United Community Banks, Inc.	886	22,088
WSFS Financial Corp.	572	22,079
Retail Opportunity Investments Corp. REIT	1,258	21,814
Genworth Financial, Inc. — Class A*	5,692	21,800
CareTrust REIT, Inc.	928	21,771
Tanger Factory Outlet Centers, Inc. REIT	1,037	21,756
Lexington Realty Trust REIT	2,385	21,608
Moelis & Co. — Class A	502	20,888
ProAssurance Corp.	599	20,731
LTC Properties, Inc. REIT	444	20,335
Great Western Bancorp, Inc.	642	20,281
HFF, Inc. — Class A	423	20,198
LegacyTexas Financial Group, Inc.	537	20,078
American Assets Trust, Inc. REIT	435	19,949
Alexander & Baldwin, Inc. REIT	771	19,614
Banner Corp.	362	19,610
Capitol Federal Financial, Inc.	1,467	19,584
Independent Bank Group, Inc.	368	18,875
Axos Financial, Inc.*	650	18,824
Chesapeake Lodging Trust REIT	669	18,605
Renasant Corp.	544	18,414
TowneBank	744	18,414
Northwest Bancshares, Inc.	1,080	18,328

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 117

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® FUND

	Shares	Value

NMI Holdings, Inc. — Class A*	706	$18,264
National Storage Affiliates Trust REIT	639	18,218
Provident Financial Services, Inc.	703	18,201
Eagle Bancorp, Inc.*	361	18,122
Westamerica Bancorporation	291	17,984
Blucora, Inc.*	537	17,925
Redfin Corp.*,1	883	17,898
Hope Bancorp, Inc.	1,362	17,815
ServisFirst Bancshares, Inc.	525	17,724
Ladder Capital Corp. — Class A REIT	1,028	17,497
Houlihan Lokey, Inc.	379	17,377
NBT Bancorp, Inc.	480	17,285
Tier REIT, Inc.	598	17,139
National General Holdings Corp.	720	17,086
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	662	16,974
WageWorks, Inc.*	448	16,916
Redwood Trust, Inc. REIT	1,033	16,683
Horace Mann Educators Corp.	465	16,373
Seritage Growth Properties REIT	368	16,354
Navigators Group, Inc.	234	16,350
Ameris Bancorp	472	16,213
Global Net Lease, Inc. REIT	854	16,141
Walker & Dunlop, Inc.	313	15,935
McGrath RentCorp	273	15,444
S&T Bancorp, Inc.	389	15,377
Kinsale Capital Group, Inc.	220	15,085
eHealth, Inc.*	241	15,024
Kite Realty Group Trust REIT	934	14,935
Hilltop Holdings, Inc.	815	14,874
Colony Credit Real Estate, Inc. REIT	948	14,846
Office Properties Income Trust REIT	537	14,843
First Interstate BancSystem, Inc. — Class A	370	14,733
Industrial Logistics Properties Trust REIT	725	14,623
Employers Holdings, Inc.	364	14,600
Waddell & Reed Financial, Inc. — Class A	841	14,541
Park National Corp.	153	14,497
Safety Insurance Group, Inc.	165	14,378
First Commonwealth Financial Corp.	1,132	14,263
Heartland Financial USA, Inc.	331	14,117
PennyMac Mortgage Investment Trust REIT	677	14,021
Newmark Group, Inc. — Class A	1,681	14,020
Seacoast Banking Corporation of Florida*	519	13,676
Artisan Partners Asset Management, Inc. — Class A	542	13,642
Pacific Premier Bancorp, Inc.	514	13,636
PRA Group, Inc.*	504	13,512
City Holding Co.	176	13,409
Summit Hotel Properties, Inc. REIT	1,167	13,315
Monmouth Real Estate Investment Corp. REIT	994	13,101
OceanFirst Financial Corp.	537	12,920
FGL Holdings	1,633	12,852
Brookline Bancorp, Inc.	892	12,845
AMERISAFE, Inc.	215	12,771
Kearny Financial Corp.	990	12,741
Cushman & Wakefield plc*	710	12,638
Tompkins Financial Corp.	166	12,628
Aircastle Ltd.	620	12,549
Berkshire Hills Bancorp, Inc.	459	12,503
Lakeland Financial Corp.	276	12,481
BrightSphere Investment Group plc	908	12,312
Heritage Financial Corp.	408	12,297
Easterly Government Properties, Inc. REIT	681	12,265
Sandy Spring Bancorp, Inc.	391	12,230
First Busey Corp.	494	12,054
Piper Jaffray Cos.	164	11,944
Washington Prime Group, Inc. REIT[1]	2,111	11,927
Veritex Holdings, Inc.	492	11,916
Southside Bancshares, Inc.	358	11,896
Getty Realty Corp. REIT	369	11,819
James River Group Holdings Ltd.	293	11,743
Nelnet, Inc. — Class A	210	11,565
New York Mortgage Trust, Inc. REIT	1,897	11,553
First Bancorp	330	11,471
Stewart Information Services Corp.	265	11,313
TriCo Bancshares	287	11,276
LendingClub Corp.*	3,585	11,078
Universal Insurance Holdings, Inc.	356	11,036
Flagstar Bancorp, Inc.	334	10,995
Universal Health Realty Income Trust REIT	144	10,902
National Bank Holdings Corp. — Class A	324	10,776
RPT Realty REIT	896	10,761
Independence Realty Trust, Inc. REIT	994	10,725
Cohen & Steers, Inc.	251	10,610
BancFirst Corp.	203	10,586
Arbor Realty Trust, Inc. REIT	815	10,571
ARMOUR Residential REIT, Inc. REIT	539	10,527
Enterprise Financial Services Corp.	258	10,519
InfraREIT, Inc.	498	10,443
United Fire Group, Inc.	237	10,359
Boston Private Financial Holdings, Inc.	940	10,302
Granite Point Mortgage Trust, Inc. REIT	552	10,251
Chatham Lodging Trust REIT	513	9,870
OFG Bancorp	487	9,638
MBIA, Inc.*	999	9,511
PJT Partners, Inc. — Class A	226	9,447
Trupanion, Inc.*	287	9,396
WisdomTree Investments, Inc.	1,319	9,312
Central Pacific Financial Corp.	322	9,286
Ambac Financial Group, Inc.*	512	9,277
Alexander's, Inc. REIT	24	9,028
Marcus & Millichap, Inc.*	219	8,920
Third Point Reinsurance Ltd.*	851	8,833
Columbia Financial, Inc.*	560	8,775
NorthStar Realty Europe Corp. REIT	504	8,749
Enova International, Inc.*	380	8,672
Focus Financial Partners, Inc. — Class A*	242	8,625
Armada Hoffler Properties, Inc. REIT	550	8,574
Meridian Bancorp, Inc.	541	8,488
Franklin Street Properties Corp. REIT	1,174	8,441
Innovative Industrial Properties, Inc. REIT[1]	103	8,414

118 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® FUND

	Shares	Value

Stock Yards Bancorp, Inc.	244	$8,250
United Financial Bancorp, Inc.	573	8,223
TrustCo Bank Corp. NY	1,056	8,195
Washington Trust Bancorp, Inc.	170	8,186
Capstead Mortgage Corp. REIT	952	8,178
Bryn Mawr Bank Corp.	226	8,165
Hamilton Lane, Inc. — Class A	186	8,106
Carolina Financial Corp.	234	8,094
Triumph Bancorp, Inc.*	275	8,082
World Acceptance Corp.*	69	8,082
Investors Real Estate Trust REIT	134	8,028
Encore Capital Group, Inc.*	294	8,006
NexPoint Residential Trust, Inc. REIT	208	7,975
Univest Financial Corp.	326	7,974
Mr Cooper Group, Inc.*	830	7,960
1st Source Corp.	177	7,949
National Commerce Corp.*	200	7,842
Essential Properties Realty Trust, Inc. REIT	399	7,788
RE/MAX Holdings, Inc. — Class A	202	7,785
Virtus Investment Partners, Inc.	79	7,706
TPG RE Finance Trust, Inc. REIT	392	7,683
Lakeland Bancorp, Inc.	508	7,584
German American Bancorp, Inc.	254	7,468
HomeStreet, Inc.*	281	7,404
Federal Agricultural Mortgage Corp. — Class C	101	7,315
Camden National Corp.	174	7,259
Hanmi Financial Corp.	341	7,253
Oritani Financial Corp.	433	7,201
Community Trust Bancorp, Inc.	175	7,185
Community Healthcare Trust, Inc. REIT	198	7,106
Preferred Bank/Los Angeles CA	158	7,105
FBL Financial Group, Inc. — Class A	112	7,025
CBTX, Inc.	212	6,884
Hersha Hospitality Trust REIT	401	6,873
Urstadt Biddle Properties, Inc. — Class A REIT	333	6,873
National Western Life Group, Inc. — Class A	26	6,824
Flushing Financial Corp.	311	6,820
Northfield Bancorp, Inc.	489	6,797
Saul Centers, Inc. REIT	132	6,781
Preferred Apartment Communities, Inc. — Class A REIT	457	6,773
Fidelity Southern Corp.	247	6,765
Dime Community Bancshares, Inc.	360	6,743
Banc of California, Inc.	486	6,726
Horizon Bancorp, Inc.	418	6,726
INTL FCStone, Inc.*	173	6,705
ConnectOne Bancorp, Inc.	339	6,678
Gladstone Commercial Corp. REIT	320	6,646
Origin Bancorp, Inc.	194	6,606
Great Southern Bancorp, Inc.	125	6,488
First Defiance Financial Corp.	225	6,467
Bank of Marin Bancorp	153	6,226
Meta Financial Group, Inc.	316	6,219
Peoples Bancorp, Inc.	200	6,194
State Auto Financial Corp.	188	6,189
iStar, Inc. REIT	735	6,189
Customers Bancorp, Inc.*	332	6,079
First of Long Island Corp.	276	6,053
First Community Bankshares, Inc.	182	6,031
Mercantile Bank Corp.	182	5,955
FB Financial Corp.	184	5,844
First Foundation, Inc.	425	5,767
Midland States Bancorp, Inc.	239	5,750
First Financial Corp.	134	5,628
Nicolet Bankshares, Inc.*	94	5,602
TriState Capital Holdings, Inc.*	274	5,598
Bridge Bancorp, Inc.	187	5,479
Peapack Gladstone Financial Corp.	208	5,454
CatchMark Timber Trust, Inc. — Class A REIT	555	5,450
Heritage Commerce Corp.	450	5,445
AG Mortgage Investment Trust, Inc. REIT	320	5,389
Independent Bank Corp.	249	5,354
Western Asset Mortgage Capital Corp. REIT	521	5,330
UMH Properties, Inc. REIT	377	5,308
CorePoint Lodging, Inc. REIT	465	5,194
Whitestone REIT — Class B	431	5,181
Diamond Hill Investment Group, Inc.	37	5,180
Atlantic Capital Bancshares, Inc.*	290	5,171
Front Yard Residential Corp. REIT	556	5,154
United Community Financial Corp.	549	5,133
HomeTrust Bancshares, Inc.	199	5,015
QCR Holdings, Inc.	147	4,986
PennyMac Financial Services, Inc.	223	4,960
CorEnergy Infrastructure Trust, Inc. REIT	134	4,924
One Liberty Properties, Inc. REIT	169	4,901
City Office REIT, Inc.	433	4,897
Pennsylvania Real Estate Investment Trust REIT	776	4,881
Republic Bancorp, Inc. — Class A	108	4,830
RMR Group, Inc. — Class A	79	4,817
KKR Real Estate Finance Trust, Inc. REIT	239	4,785
Waterstone Financial, Inc.	289	4,757
Financial Institutions, Inc.	173	4,702
First Mid-Illinois Bancshares, Inc.	141	4,698
Ashford Hospitality Trust, Inc. REIT	970	4,607
Bancorp, Inc.*	569	4,598
New Senior Investment Group, Inc. REIT	842	4,589
People's Utah Bancorp	174	4,588
Ares Commercial Real Estate Corp. REIT	301	4,572
Cowen, Inc. — Class A*	315	4,564
Arrow Financial Corp.	137	4,506
Allegiance Bancshares, Inc.*	132	4,451
Bar Harbor Bankshares	172	4,450
Anworth Mortgage Asset Corp. REIT	1,095	4,424
Dynex Capital, Inc. REIT	726	4,421
Opus Bank	223	4,415
Greenhill & Company, Inc.	204	4,388
Old Line Bancshares, Inc.	176	4,388

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 119

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® FUND

	Shares	Value

Jernigan Capital, Inc. REIT	208	$4,376
Equity Bancshares, Inc. — Class A*	151	4,349
First Bancshares, Inc.	139	4,295
Live Oak Bancshares, Inc.	288	4,208
Franklin Financial Network, Inc.	144	4,177
CNB Financial Corp.	164	4,144
Old Second Bancorp, Inc.	326	4,104
Braemar Hotels & Resorts, Inc. REIT	328	4,005
Orchid Island Capital, Inc. REIT	602	3,961
Farmers National Banc Corp.	286	3,944
Merchants Bancorp	182	3,913
Sierra Bancorp	159	3,864
Health Insurance Innovations, Inc. — Class A*,1	144	3,862
B. Riley Financial, Inc.	231	3,855
FRP Holdings, Inc.*	81	3,853
Citizens, Inc.*	558	3,722
United Insurance Holdings Corp.	232	3,689
West Bancorporation, Inc.	178	3,681
PCSB Financial Corp.	188	3,679
Exantas Capital Corp. REIT	341	3,625
MedEquities Realty Trust, Inc. REIT	323	3,595
Greenlight Capital Re Ltd. — Class A*	329	3,576
HCI Group, Inc.	83	3,547
Peoples Financial Services Corp.	78	3,529
Cambridge Bancorp	42	3,480
MidWestOne Financial Group, Inc.	125	3,406
Civista Bancshares, Inc.	156	3,405
Byline Bancorp, Inc.*	184	3,400
Cedar Realty Trust, Inc. REIT	994	3,380
Citizens & Northern Corp.	133	3,330
EMC Insurance Group, Inc.	104	3,316
Westwood Holdings Group, Inc.	94	3,315
Heritage Insurance Holdings, Inc.	227	3,314
Summit Financial Group, Inc.	125	3,314
National Bankshares, Inc.	76	3,257
Ladenburg Thalmann Financial Services, Inc.	1,150	3,254
American National Bankshares, Inc.	93	3,248
Southern National Bancorp of Virginia, Inc.	221	3,238
Spirit MTA REIT	486	3,154
On Deck Capital, Inc.*	575	3,117
Enterprise Bancorp, Inc.	108	3,103
Cherry Hill Mortgage Investment Corp. REIT	180	3,100
Goosehead Insurance, Inc. — Class A	111	3,095
Farmers & Merchants Bancorp Incorporated/Archbold OH	100	3,010
CBL & Associates Properties, Inc. REIT[1]	1,912	2,964
Home Bancorp, Inc.	89	2,959
RBB Bancorp	156	2,933
Business First Bancshares, Inc.	119	2,920
Ready Capital Corp. REIT	199	2,919
Macatawa Bank Corp.	292	2,902
ACNB Corp.	78	2,886
Bluerock Residential Growth REIT, Inc.	267	2,878
Global Indemnity Ltd	94	2,856
First Bancorp, Inc.	114	2,841
Oppenheimer Holdings, Inc. — Class A	109	2,836
HarborOne Bancorp, Inc.*	164	2,821
Capital City Bank Group, Inc.	129	2,810
Western New England Bancorp, Inc.	303	2,797
Bridgewater Bancshares, Inc.*	259	2,670
Altisource Portfolio Solutions S.A.*,1	112	2,651
Arlington Asset Investment Corp. — Class A	332	2,643
Ames National Corp.	96	2,631
Baycom Corp.*	116	2,626
Northrim BanCorp, Inc.	76	2,616
Southern First Bancshares, Inc.*	77	2,608
Republic First Bancorp, Inc.*	496	2,604
Consolidated-Tomoka Land Co.	44	2,598
Hingham Institution for Savings	15	2,580
Metropolitan Bank Holding Corp.*	74	2,574
Reliant Bancorp, Inc.	115	2,567
Regional Management Corp.*	105	2,564
Guaranty Bancshares, Inc.	87	2,542
Central Valley Community Bancorp	130	2,542
Southern Missouri Bancorp, Inc.	82	2,526
Great Ajax Corp. REIT	180	2,473
Sterling Bancorp, Inc.	243	2,464
SmartFinancial, Inc.*	129	2,439
Ocwen Financial Corp.*	1,327	2,415
Global Medical REIT, Inc.	243	2,386
Safeguard Scientifics, Inc.*	219	2,376
Spirit of Texas Bancshares, Inc.*	112	2,374
Investors Title Co.	15	2,369
Territorial Bancorp, Inc.	87	2,341
Century Bancorp, Inc. — Class A	32	2,336
Pacific City Financial Corp.	133	2,321
Timberland Bancorp, Inc.	82	2,294
Luther Burbank Corp.	227	2,293
Investar Holding Corp.	100	2,271
BankFinancial Corp.	152	2,260
Clipper Realty, Inc. REIT	168	2,250
Farmland Partners, Inc. REIT	345	2,208
Howard Bancorp, Inc.*	147	2,177
FS Bancorp, Inc.	43	2,171
Codorus Valley Bancorp, Inc.	101	2,156
First Choice Bancorp	100	2,150
Penns Woods Bancorp, Inc.	52	2,137
First Bank/Hamilton NJ	184	2,122
Shore Bancshares, Inc.	142	2,117
Marlin Business Services Corp.	98	2,107
First Internet Bancorp	109	2,107
Premier Financial Bancorp, Inc.	133	2,089
FedNat Holding Co.	130	2,085
Amalgamated Bank — Class A	132	2,066
Bank of Princeton	65	2,062
BCB Bancorp, Inc.	153	2,050
Bankwell Financial Group, Inc.	70	2,043
Forestar Group, Inc.*	118	2,040

120 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® FUND

	Shares	Value

Gladstone Land Corp. REIT	161	$2,037
Union Bankshares, Inc.	45	2,035
Norwood Financial Corp.	65	2,005
Protective Insurance Corp. — Class B	108	2,000
MutualFirst Financial, Inc.	66	1,978
GAIN Capital Holdings, Inc.	311	1,953
Safehold, Inc. REIT	89	1,941
Tiptree, Inc. — Class A	303	1,918
MidSouth Bancorp, Inc.	166	1,894
First Business Financial Services, Inc.	94	1,882
C&F Financial Corp.	37	1,872
Evans Bancorp, Inc.	52	1,854
Bank of Commerce Holdings	175	1,846
Independence Holding Co.	52	1,833
Fidelity D&D Bancorp, Inc.	31	1,833
Select Bancorp, Inc.*	157	1,785
Community Bankers Trust Corp.	242	1,771
Stratus Properties, Inc.*	67	1,770
NI Holdings, Inc.*	110	1,760
SB One Bancorp	81	1,759
Riverview Bancorp, Inc.	240	1,754
Prudential Bancorp, Inc.	101	1,752
Northeast Bancorp	84	1,737
Chemung Financial Corp.	37	1,736
LCNB Corp.	101	1,732
Entegra Financial Corp.*	77	1,729
First Northwest Bancorp	109	1,697
Malvern Bancorp, Inc.*	84	1,690
Ohio Valley Banc Corp.	46	1,663
ESSA Bancorp, Inc.	107	1,648
Unity Bancorp, Inc.	87	1,643
SI Financial Group, Inc.	125	1,614
Parke Bancorp, Inc.	77	1,609
Pzena Investment Management, Inc. — Class A	197	1,594
First Community Corp.	82	1,564
Community Financial Corp.	55	1,560
United Security Bancshares	147	1,558
Orrstown Financial Services, Inc.	83	1,543
Esquire Financial Holdings, Inc.*	67	1,525
Hallmark Financial Services, Inc.*	146	1,518
Kingstone Companies, Inc.	103	1,518
BRT Apartments Corp. REIT	108	1,499
1st Constitution Bancorp	84	1,493
Middlefield Banc Corp.	36	1,484
MVB Financial Corp.	96	1,464
First Financial Northwest, Inc.	92	1,449
Donegal Group, Inc. — Class A	104	1,399
PDL Community Bancorp*	100	1,395
Peoples Bancorp of North Carolina, Inc.	52	1,383
Oak Valley Bancorp	78	1,376
First United Corp.	78	1,346
Pacific Mercantile Bancorp*	175	1,334
Level One Bancorp, Inc.	57	1,326
Silvercrest Asset Management Group, Inc. — Class A	93	1,325
Capstar Financial Holdings, Inc.	91	1,314
Curo Group Holdings Corp.*	131	1,314
Mid Penn Bancorp, Inc.	53	1,299
CB Financial Services, Inc.	52	1,234
OP Bancorp	141	1,234
Crawford & Co. — Class B	134	1,223
Provident Bancorp, Inc.*	49	1,110
First Guaranty Bancshares, Inc.	54	1,107
GAMCO Investors, Inc. — Class A	53	1,087
First Savings Financial Group, Inc.	20	1,081
Auburn National Bancorporation, Inc.	27	1,065
Greene County Bancorp, Inc.	35	1,063
Associated Capital Group, Inc. — Class A	26	1,029
County Bancorp, Inc.	58	1,021
Elevate Credit, Inc.*	229	994
Siebert Financial Corp.*	82	968
Maui Land & Pineapple Company, Inc.*	76	869
Trinity Place Holdings, Inc.*	199	796
Transcontinental Realty Investors, Inc.*	19	594
Maiden Holdings Ltd.	770	572
Impac Mortgage Holdings, Inc.*	109	427
Ashford, Inc.*	7	389
Griffin Industrial Realty, Inc.	9	314
Oconee Federal Financial Corp.	12	312
American Realty Investors, Inc.*	23	278
Total Financial		5,597,407

Consumer, Non-cyclical - 12.2%
Array BioPharma, Inc.*	2,354	57,391
Horizon Pharma plc*	2,008	53,071
Insperity, Inc.	428	52,927
LivaNova plc*	543	52,807
Haemonetics Corp.*	571	49,951
Chegg, Inc.*	1,211	46,163
FibroGen, Inc.*	848	46,089
Performance Food Group Co.*	1,140	45,190
HealthEquity, Inc.*	605	44,758
Wright Medical Group N.V.*	1,391	43,747
Brink's Co.	561	42,305
Teladoc Health, Inc.*	749	41,644
LiveRamp Holdings, Inc.*	756	41,255
Globus Medical, Inc. — Class A*	829	40,961
Aaron's, Inc.	774	40,712
Ultragenyx Pharmaceutical, Inc.*	586	40,645
Spark Therapeutics, Inc.*	352	40,086
Darling Ingredients, Inc.*	1,834	39,706
Novocure Ltd.*	821	39,548
Blueprint Medicines Corp.*	463	37,063
Amedisys, Inc.*	299	36,855
Merit Medical Systems, Inc.*	595	36,789
LHC Group, Inc.*	329	36,473
Tandem Diabetes Care, Inc.*	569	36,131
ASGN, Inc.*	568	36,062
Syneos Health, Inc.*	694	35,921
ACADIA Pharmaceuticals, Inc.*	1,259	33,804
Helen of Troy Ltd.*	287	33,281
Lancaster Colony Corp.	212	33,218

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 121

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® FUND

	Shares	Value

FTI Consulting, Inc.*	429	$32,956
Green Dot Corp. — Class A*	543	32,933
NuVasive, Inc.*	577	32,768
Neogen Corp.*	561	32,196
Immunomedics, Inc.*	1,672	32,119
Global Blood Therapeutics, Inc.*	596	31,546
Strategic Education, Inc.	235	30,858
Monro, Inc.	356	30,801
Adtalem Global Education, Inc.*	645	29,876
Glaukos Corp.*	380	29,781
Ligand Pharmaceuticals, Inc. — Class B*	234	29,416
Sanderson Farms, Inc.	222	29,268
Paylocity Holding Corp.*	328	29,254
TriNet Group, Inc.*	487	29,093
Amicus Therapeutics, Inc.*	2,138	29,077
Ensign Group, Inc.	559	28,615
Korn Ferry	635	28,435
HMS Holdings Corp.*	934	27,656
Healthcare Services Group, Inc.	837	27,613
Boston Beer Company, Inc. — Class A*	93	27,410
Intercept Pharmaceuticals, Inc.*	245	27,406
Tenet Healthcare Corp.*	946	27,283
ABM Industries, Inc.	746	27,117
Edgewell Personal Care Co.*	610	26,773
J&J Snack Foods Corp.	168	26,685
Integer Holdings Corp.*	347	26,171
Repligen Corp.*	441	26,054
Zogenix, Inc.*	472	25,965
WD-40 Co.	153	25,924
Myriad Genetics, Inc.*	775	25,730
Emergent BioSolutions, Inc.*	507	25,614
Avis Budget Group, Inc.*	732	25,518
Portola Pharmaceuticals, Inc.*,1	735	25,505
Insmed, Inc.*	864	25,116
Arena Pharmaceuticals, Inc.*	560	25,105
Quidel Corp.*	381	24,944
AMN Healthcare Services, Inc.*	518	24,393
CONMED Corp.	284	23,623
BioTelemetry, Inc.*	368	23,044
Halozyme Therapeutics, Inc.*	1,407	22,653
Acceleron Pharma, Inc.*	486	22,633
Avanos Medical, Inc.*	529	22,578
Travelport Worldwide Ltd.	1,417	22,289
Medicines Co.*,1	777	21,717
PTC Therapeutics, Inc.*	573	21,568
Ironwood Pharmaceuticals, Inc. — Class A*	1,571	21,256
REGENXBIO, Inc.*	358	20,517
Nevro Corp.*	328	20,503
iRhythm Technologies, Inc.*	273	20,464
Endo International plc*	2,531	20,324
Patterson Companies, Inc.	927	20,255
Mallinckrodt plc*	928	20,175
MyoKardia, Inc.*	384	19,964
Cimpress N.V.*	248	19,872
Supernus Pharmaceuticals, Inc.*	552	19,342
Arrowhead Pharmaceuticals, Inc.*	1,043	19,139
EVERTEC, Inc.	688	19,133
Inogen, Inc.*	200	19,074
Aerie Pharmaceuticals, Inc.*	401	19,048
Heron Therapeutics, Inc.*	777	18,990
Atara Biotherapeutics, Inc.*	468	18,603
Invitae Corp.*	790	18,502
Enanta Pharmaceuticals, Inc.*	190	18,149
B&G Foods, Inc.[1]	741	18,095
Reata Pharmaceuticals, Inc. — Class A*	210	17,949
Magellan Health, Inc.*	272	17,930
Biohaven Pharmaceutical Holding Company Ltd.*	348	17,912
Prestige Consumer Healthcare, Inc.*	586	17,527
Mirati Therapeutics, Inc.*,1	238	17,445
AnaptysBio, Inc.*	237	17,313
Select Medical Holdings Corp.*	1,224	17,246
Avalara, Inc.*	309	17,239
Pacira Pharmaceuticals, Inc.*	451	17,165
Medifast, Inc.	132	16,837
STAAR Surgical Co.*	490	16,753
NeoGenomics, Inc.*	811	16,593
Genomic Health, Inc.*	236	16,532
Xencor, Inc.*	523	16,244
Audentes Therapeutics, Inc.*	415	16,193
Universal Corp.	279	16,079
Cardtronics plc — Class A*	448	15,940
Laureate Education, Inc. — Class A*	1,059	15,853
Cal-Maine Foods, Inc.	352	15,710
ICF International, Inc.	206	15,672
Coca-Cola Consolidated, Inc.	52	14,967
Inter Parfums, Inc.	197	14,946
Calavo Growers, Inc.	178	14,925
US Physical Therapy, Inc.	141	14,809
Cardiovascular Systems, Inc.*	378	14,613
Varex Imaging Corp.*	431	14,602
Cambrex Corp.*	374	14,530
Momenta Pharmaceuticals, Inc.*	997	14,486
Medpace Holdings, Inc.*	244	14,389
K12, Inc.*	417	14,232
Sotheby's*	374	14,119
Atrion Corp.	16	14,059
Simply Good Foods Co.*	680	14,001
Amneal Pharmaceuticals, Inc.*	982	13,915
Hostess Brands, Inc.*	1,113	13,913
Brookdale Senior Living, Inc. — Class A*	2,111	13,890
Clovis Oncology, Inc.*	537	13,328
Matthews International Corp. — Class A	353	13,043
Viad Corp.	231	13,003
Corcept Therapeutics, Inc.*	1,103	12,949
Puma Biotechnology, Inc.*	328	12,723
Career Education Corp.*	767	12,671
Editas Medicine, Inc.*	517	12,641
Vector Group Ltd.	1,156	12,473
Guardant Health, Inc.*	161	12,349
CareDx, Inc.*	391	12,324

122 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® FUND

	Shares	Value

Spectrum Pharmaceuticals, Inc.*	1,134	$12,122
USANA Health Sciences, Inc.*	143	11,993
Fate Therapeutics, Inc.*	678	11,912
Denali Therapeutics, Inc.*	510	11,842
CBIZ, Inc.*	582	11,780
Huron Consulting Group, Inc.*	249	11,758
CryoLife, Inc.*	401	11,697
MGP Ingredients, Inc.	149	11,495
Iovance Biotherapeutics, Inc.*	1,183	11,250
R1 RCM, Inc.*	1,159	11,208
Pacific Biosciences of California, Inc.*	1,540	11,134
Orthofix Medical, Inc.*	197	11,113
AtriCure, Inc.*	411	11,011
Aimmune Therapeutics, Inc.*	492	10,996
Theravance Biopharma, Inc.*	485	10,995
Sangamo Therapeutics, Inc.*	1,145	10,923
Innoviva, Inc.*	778	10,915
Intersect ENT, Inc.*	336	10,802
Luminex Corp.	468	10,769
TrueBlue, Inc.*	455	10,756
Hertz Global Holdings, Inc.*	618	10,735
Vanda Pharmaceuticals, Inc.*	581	10,690
Central Garden & Pet Co. — Class A*	459	10,672
Herc Holdings, Inc.*	271	10,564
Tactile Systems Technology, Inc.*	198	10,439
Rent-A-Center, Inc.*	499	10,414
Retrophin, Inc.*	460	10,410
Esperion Therapeutics, Inc.*	259	10,399
National Healthcare Corp.	137	10,396
Lantheus Holdings, Inc.*	419	10,257
ACCO Brands Corp.	1,174	10,050
TherapeuticsMD, Inc.*,1	2,057	10,018
BioCryst Pharmaceuticals, Inc.*	1,216	9,898
Andersons, Inc.	307	9,895
Madrigal Pharmaceuticals, Inc.*	78	9,770
OPKO Health, Inc.*,1	3,632	9,479
AngioDynamics, Inc.*	410	9,373
Cerus Corp.*	1,500	9,345
Fresh Del Monte Produce, Inc.	344	9,298
Tivity Health, Inc.*	529	9,289
Natus Medical, Inc.*	365	9,264
Navigant Consulting, Inc.	473	9,209
Kforce, Inc.	260	9,131
Radius Health, Inc.*	457	9,113
Omeros Corp.*,1	518	8,998
Alder Biopharmaceuticals, Inc.*	656	8,954
Cymabay Therapeutics, Inc.*	664	8,818
Dicerna Pharmaceuticals, Inc.*	599	8,775
Weight Watchers International, Inc.*	435	8,765
WaVe Life Sciences Ltd.*	225	8,741
SP Plus Corp.*	255	8,701
Inspire Medical Systems, Inc.*	152	8,631
Vericel Corp.*	486	8,510
Providence Service Corp.*	125	8,327
Epizyme, Inc.*	664	8,227
Meridian Bioscience, Inc.	467	8,224
Amphastar Pharmaceuticals, Inc.*	402	8,213
Heidrick & Struggles International, Inc.	210	8,049
Axogen, Inc.*	382	8,045
Evo Payments, Inc. — Class A*	276	8,018
MacroGenics, Inc.*	442	7,947
Apellis Pharmaceuticals, Inc.*	407	7,937
Akebia Therapeutics, Inc.*	967	7,920
Veracyte, Inc.*	316	7,906
Coherus Biosciences, Inc.*	578	7,884
Kelly Services, Inc. — Class A	354	7,809
Everi Holdings, Inc.*	741	7,795
Natera, Inc.*	372	7,671
National Beverage Corp.[1]	132	7,621
Cass Information Systems, Inc.	161	7,615
Chefs' Warehouse, Inc.*	245	7,607
OraSure Technologies, Inc.*	679	7,571
United Natural Foods, Inc.*	572	7,562
Phibro Animal Health Corp. — Class A	228	7,524
Tootsie Roll Industries, Inc.	193	7,199
Cara Therapeutics, Inc.*	363	7,122
Allogene Therapeutics, Inc.*	246	7,112
John B Sanfilippo & Son, Inc.	97	6,971
NanoString Technologies, Inc.*	291	6,964
Rubius Therapeutics, Inc.*	380	6,878
Addus HomeCare Corp.*	108	6,868
Viking Therapeutics, Inc.*,1	680	6,759
CorVel Corp.*	103	6,720
Revance Therapeutics, Inc.*	422	6,651
Acorda Therapeutics, Inc.*	491	6,525
ANI Pharmaceuticals, Inc.*	91	6,419
Intellia Therapeutics, Inc.*	375	6,405
Surmodics, Inc.*	147	6,392
Heska Corp.*	75	6,384
SpartanNash Co.	401	6,364
Quanex Building Products Corp.	397	6,308
Barrett Business Services, Inc.	81	6,264
Accelerate Diagnostics, Inc.*	296	6,222
Intra-Cellular Therapies, Inc.*	505	6,151
Sorrento Therapeutics, Inc.*	1,275	6,056
PDL BioPharma, Inc.*	1,626	6,049
Athenex, Inc.*	490	6,003
Eagle Pharmaceuticals, Inc.*	118	5,958
Ennis, Inc.	286	5,937
Team, Inc.*,1	334	5,845
Tricida, Inc.*	150	5,793
ArQule, Inc.*	1,208	5,786
Primo Water Corp.*	374	5,782
Triple-S Management Corp. — Class B*	251	5,728
ZIOPHARM Oncology, Inc.*	1,479	5,694
TG Therapeutics, Inc.*	699	5,620
Forrester Research, Inc.	116	5,609
Resources Connection, Inc.	336	5,557
RadNet, Inc.*	448	5,551
LeMaitre Vascular, Inc.	178	5,518
Prothena Corporation plc*	453	5,495
Catalyst Pharmaceuticals, Inc.*	1,075	5,483

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 123

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® FUND

	Shares	Value

American Public Education, Inc.*	181	$5,452
CytomX Therapeutics, Inc.*	496	5,332
Dermira, Inc.*	393	5,325
Homology Medicines, Inc.*	191	5,296
Kura Oncology, Inc.*	316	5,242
ViewRay, Inc.*	703	5,195
Dynavax Technologies Corp.*	704	5,146
Five Prime Therapeutics, Inc.*	377	5,052
Collegium Pharmaceutical, Inc.*	332	5,026
AMAG Pharmaceuticals, Inc.*	387	4,985
Oxford Immunotec Global plc*	288	4,962
Antares Pharma, Inc.*	1,623	4,918
Rosetta Stone, Inc.*	222	4,851
Rigel Pharmaceuticals, Inc.*	1,882	4,837
National Research Corp. — Class A	125	4,825
Anika Therapeutics, Inc.*	158	4,778
GlycoMimetics, Inc.*	383	4,772
Flexion Therapeutics, Inc.*	378	4,717
Stemline Therapeutics, Inc.*	362	4,652
Assembly Biosciences, Inc.*	236	4,647
Rhythm Pharmaceuticals, Inc.*	169	4,632
Voyager Therapeutics, Inc.*	242	4,632
Rocket Pharmaceuticals, Inc.*	264	4,631
BrightView Holdings, Inc.*	318	4,579
Accuray, Inc.*	956	4,560
Achillion Pharmaceuticals, Inc.*	1,534	4,541
CAI International, Inc.*	195	4,524
CRA International, Inc.	89	4,498
Weis Markets, Inc.	108	4,407
Care.com, Inc.*	223	4,407
Ingles Markets, Inc. — Class A	159	4,392
TransEnterix, Inc.*,1	1,842	4,384
Arcus Biosciences, Inc.*	350	4,371
ImmunoGen, Inc.*	1,612	4,369
Progenics Pharmaceuticals, Inc.*	940	4,362
Allakos, Inc.*	107	4,334
Intrexon Corp.*	821	4,318
G1 Therapeutics, Inc.*	259	4,299
Hackett Group, Inc.	272	4,298
Corbus Pharmaceuticals Holdings, Inc.*	609	4,233
Quad/Graphics, Inc.	354	4,213
Akcea Therapeutics, Inc.*,1	148	4,193
Cytokinetics, Inc.*	518	4,191
Tejon Ranch Co.*	237	4,171
Ra Pharmaceuticals, Inc.*	186	4,166
Turning Point Brands, Inc.	90	4,148
GenMark Diagnostics, Inc.*	581	4,119
BioSpecifics Technologies Corp.*	64	3,989
Willdan Group, Inc.*	107	3,967
OrthoPediatrics Corp.*	88	3,892
Limoneira Co.	165	3,882
RTI Surgical Holdings, Inc.*	644	3,870
Carriage Services, Inc. — Class A	196	3,773
RR Donnelley & Sons Co.	795	3,752
Diplomat Pharmacy, Inc.*	641	3,724
Akorn, Inc.*	1,054	3,710
MediciNova, Inc.*	446	3,693
Inovio Pharmaceuticals, Inc.*	969	3,614
Community Health Systems, Inc.*	968	3,611
Emerald Expositions Events, Inc.	281	3,569
MannKind Corp.*	1,801	3,548
SIGA Technologies, Inc.*	588	3,534
ChemoCentryx, Inc.*	251	3,486
Kindred Biosciences, Inc.*	379	3,475
Arlo Technologies, Inc.*	826	3,411
Assertio Therapeutics, Inc.*	664	3,366
Utah Medical Products, Inc.	38	3,353
Translate Bio, Inc.*	329	3,353
Vectrus, Inc.*	125	3,324
Albireo Pharma, Inc.*	103	3,318
Adverum Biotechnologies, Inc.*	615	3,223
Karyopharm Therapeutics, Inc.*	547	3,194
Geron Corp.*	1,911	3,172
ShotSpotter, Inc.*	82	3,165
Dean Foods Co.	1,030	3,121
Invacare Corp.	371	3,105
Agenus, Inc.*	1,028	3,053
Rockwell Medical, Inc.*	535	3,044
Central Garden & Pet Co.*	118	3,016
Textainer Group Holdings Ltd.*	307	2,963
Kadmon Holdings, Inc.*	1,111	2,933
Eloxx Pharmaceuticals, Inc.*	250	2,920
Concert Pharmaceuticals, Inc.*	241	2,909
Aduro Biotech, Inc.*	724	2,882
BioScrip, Inc.*	1,423	2,846
Owens & Minor, Inc.	690	2,829
Cross Country Healthcare, Inc.*	399	2,805
Franklin Covey Co.*	110	2,783
Minerva Neurosciences, Inc.*	345	2,712
Lexicon Pharmaceuticals, Inc.*	486	2,702
Cutera, Inc.*	152	2,684
elf Beauty, Inc.*	253	2,682
Lannett Company, Inc.*,1	332	2,613
Abeona Therapeutics, Inc.*	351	2,583
Syros Pharmaceuticals, Inc.*	282	2,577
Village Super Market, Inc. — Class A	92	2,514
CytoSorbents Corp.*	332	2,513
SeaSpine Holdings Corp.*	165	2,488
Calithera Biosciences, Inc.*	368	2,480
Tocagen, Inc.*	228	2,478
SEACOR Marine Holdings, Inc.*	185	2,462
Quanterix Corp.*	95	2,454
Cadiz, Inc.*	252	2,439
Avid Bioservices, Inc.*	572	2,431
LSC Communications, Inc.	370	2,416
I3 Verticals, Inc. — Class A*	99	2,378
Novavax, Inc.*	4,304	2,371
Surgery Partners, Inc.*	210	2,369
Savara, Inc.*	320	2,358
Senseonics Holdings, Inc.*,1	950	2,328
Verastem, Inc.*	769	2,276
Deciphera Pharmaceuticals, Inc.*	98	2,275

124 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® FUND

	Shares	Value

Cellular Biomedicine Group, Inc.*	131	$2,266
Farmer Brothers Co.*	113	2,261
Evolus, Inc.*	100	2,257
Sientra, Inc.*	263	2,257
UNITY Biotechnology, Inc.*	278	2,255
Pyxus International, Inc.*	94	2,246
22nd Century Group, Inc.*	1,312	2,244
Aclaris Therapeutics, Inc.*	372	2,228
Palatin Technologies, Inc.*	2,259	2,214
Immune Design Corp.*	378	2,211
Optinose, Inc.*,1	213	2,194
Nathan's Famous, Inc.	32	2,189
Principia Biopharma, Inc.*	64	2,176
Eidos Therapeutics, Inc.*	92	2,157
Nuvectra Corp.*	192	2,114
Pulse Biosciences, Inc.*	119	2,093
Crinetics Pharmaceuticals, Inc.*	90	2,048
Tyme Technologies, Inc.*	1,158	2,038
BG Staffing, Inc.	93	2,031
Aldeyra Therapeutics, Inc.*	224	2,023
Y-mAbs Therapeutics, Inc.*	77	2,018
Craft Brew Alliance, Inc.*	142	1,985
Seneca Foods Corp. — Class A*	80	1,968
Pieris Pharmaceuticals, Inc.*	585	1,960
Pfenex, Inc.*	317	1,959
Marinus Pharmaceuticals, Inc.*	468	1,956
Athersys, Inc.*	1,299	1,949
Paratek Pharmaceuticals, Inc.*	359	1,924
PRGX Global, Inc.*	236	1,869
Aratana Therapeutics, Inc.*	516	1,858
Axonics Modulation Technologies, Inc.*	77	1,844
ChromaDex Corp.*	435	1,823
Revlon, Inc. — Class A*	93	1,802
Acacia Research Corp.*	546	1,780
SI-BONE, Inc.*	94	1,771
Adamas Pharmaceuticals, Inc.*,1	249	1,770
Harvard Bioscience, Inc.*	406	1,750
Avrobio, Inc.*	78	1,720
Odonate Therapeutics, Inc.*	77	1,702
Aeglea BioTherapeutics, Inc.*	211	1,699
Forty Seven, Inc.*	105	1,697
CASI Pharmaceuticals, Inc.*	563	1,616
Spring Bank Pharmaceuticals, Inc.*	154	1,615
Seres Therapeutics, Inc.*	231	1,587
Ocular Therapeutix, Inc.*	396	1,572
Cue Biopharma, Inc.*	202	1,561
La Jolla Pharmaceutical Co.*	242	1,556
Bellicum Pharmaceuticals, Inc.*	451	1,520
Scholar Rock Holding Corp.*	80	1,503
BioTime, Inc.*	1,145	1,500
Kiniksa Pharmaceuticals Ltd. — Class A*	83	1,499
Replimune Group, Inc.*	96	1,461
Celcuity, Inc.*	66	1,446
Arbutus Biopharma Corp.*	398	1,425
Information Services Group, Inc.*	381	1,421
FONAR Corp.*	69	1,412
Insys Therapeutics, Inc.*	302	1,395
Twist Bioscience Corp.*	59	1,368
Ardelyx, Inc.*	487	1,364
Enzo Biochem, Inc.*	494	1,349
Kala Pharmaceuticals, Inc.*	162	1,340
Organovo Holdings, Inc.*	1,339	1,328
Helius Medical Technologies, Inc.*	199	1,325
Synlogic, Inc.*	174	1,321
Smart & Final Stores, Inc.*	257	1,270
Arvinas, Inc.*	86	1,269
Solid Biosciences, Inc.*	136	1,251
Neuronetics, Inc.*	82	1,250
Evelo Biosciences, Inc.*	153	1,224
Natural Grocers by Vitamin Cottage, Inc.*	102	1,219
PolarityTE, Inc.*	113	1,209
Recro Pharma, Inc.*	203	1,190
Dova Pharmaceuticals, Inc.*	132	1,173
Kezar Life Sciences, Inc.*	66	1,171
Calyxt, Inc.*	66	1,161
Spero Therapeutics, Inc.*	89	1,140
iRadimed Corp.*,1	40	1,124
Capital Senior Living Corp.*	277	1,105
Jounce Therapeutics, Inc.*	178	1,104
Durect Corp.*	1,762	1,103
Celsius Holdings, Inc.*,1	258	1,099
Chimerix, Inc.*	522	1,096
Catalyst Biosciences, Inc.*	134	1,087
Natural Health Trends Corp.	83	1,076
Alico, Inc.	38	1,034
Gritstone Oncology, Inc.*	77	1,024
Neos Therapeutics, Inc.*	383	1,000
AVEO Pharmaceuticals, Inc.*	1,194	979
Zafgen, Inc.*	340	932
Allena Pharmaceuticals, Inc.*	131	920
Genesis Healthcare, Inc.*	636	916
T2 Biosystems, Inc.*	346	910
American Renal Associates Holdings, Inc.*	146	896
PFSweb, Inc.*	172	896
Nature's Sunshine Products, Inc.*	95	883
XOMA Corp.*	71	879
Syndax Pharmaceuticals, Inc.*	166	872
Cohbar, Inc.*	265	864
Xeris Pharmaceuticals, Inc.*	85	853
Menlo Therapeutics, Inc.*	106	832
ADMA Biologics, Inc.*	218	826
Miragen Therapeutics, Inc.*	292	815
ServiceSource International, Inc.*	879	810
Tetraphase Pharmaceuticals, Inc.*	597	800
Endologix, Inc.*	114	754
Mersana Therapeutics, Inc.*	141	742
Fortress Biotech, Inc.*	407	724
Molecular Templates, Inc.*	124	720
Nymox Pharmaceutical Corp.*	362	713
MoneyGram International, Inc.*	349	712
Liquidia Technologies, Inc.*	62	706
Apollo Medical Holdings, Inc.*	38	696

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 125

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® FUND

	Shares	Value

Fennec Pharmaceuticals, Inc.*	134	$650
NewLink Genetics Corp.*	327	631
Corvus Pharmaceuticals, Inc.*	156	627
Mustang Bio, Inc.*	183	624
Aptinyx, Inc.*	154	624
Ampio Pharmaceuticals, Inc.*,1	1,091	613
resTORbio, Inc.*	86	587
CTI BioPharma Corp.*	576	559
Selecta Biosciences, Inc.*	231	547
Idera Pharmaceuticals, Inc.*	214	546
Teligent, Inc.*	463	537
NantKwest, Inc.*	316	499
Surface Oncology, Inc.*	101	482
Quorum Health Corp.*	333	466
Innovate Biopharmaceuticals, Inc.*	229	442
Proteostasis Therapeutics, Inc.*	348	438
Clearside Biomedical, Inc.*	315	435
Sienna Biopharmaceuticals, Inc.*	175	406
AgeX Therapeutics, Inc.*	100	405
Melinta Therapeutics, Inc.*	76	270
AAC Holdings, Inc.*	146	269
Ovid therapeutics, Inc.*	148	262
scPharmaceuticals, Inc.*	76	228
Unum Therapeutics, Inc.*	41	180
X4 Pharmaceuticals, Inc.*	10	174
Zomedica Pharmaceuticals Corp.*	492	172
Achaogen, Inc.*	360	164
Vital Therapies, Inc.*	343	68
GTx, Inc.*	56	67
Total Consumer, Non-cyclical		5,037,688

Industrial - 7.1%
Woodward, Inc.	598	56,744
EMCOR Group, Inc.	638	46,625
SYNNEX Corp.	464	44,261
Tech Data Corp.*	415	42,500
Trex Company, Inc.*	662	40,726
MSA Safety, Inc.	382	39,499
Louisiana-Pacific Corp.	1,584	38,618
Tetra Tech, Inc.	620	36,946
Axon Enterprise, Inc.*	642	34,931
Generac Holdings, Inc.*	677	34,683
RBC Bearings, Inc.*	269	34,209
MasTec, Inc.*	707	34,007
Exponent, Inc.	582	33,593
Kennametal, Inc.	911	33,479
GATX Corp.	425	32,457
John Bean Technologies Corp.	353	32,437
Proto Labs, Inc.*	303	31,857
Moog, Inc. — Class A	363	31,563
EnerSys	482	31,407
Chart Industries, Inc.*	346	31,320
Novanta, Inc.*	369	31,265
KBR, Inc.	1,593	30,410
Rexnord Corp.*	1,181	29,690
Hillenbrand, Inc.	709	29,445
Aerojet Rocketdyne Holdings, Inc.*	812	28,850
Barnes Group, Inc.	540	27,762
Simpson Manufacturing Company, Inc.	468	27,738
Vishay Intertechnology, Inc.	1,496	27,631
Franklin Electric Company, Inc.	523	26,720
II-VI, Inc.*	702	26,143
TopBuild Corp.*	400	25,928
Applied Industrial Technologies, Inc.	431	25,632
Watts Water Technologies, Inc. — Class A	314	25,377
Brady Corp. — Class A	533	24,737
Belden, Inc.	456	24,487
Albany International Corp. — Class A	323	23,124
Covanta Holding Corp.[1]	1,327	22,970
Advanced Disposal Services, Inc.*	818	22,904
Alarm.com Holdings, Inc.*	349	22,650
Golar LNG Ltd.	1,069	22,545
Sanmina Corp.*	765	22,070
Trinseo S.A.	483	21,880
Comfort Systems USA, Inc.	413	21,637
AAON, Inc.	465	21,474
Advanced Energy Industries, Inc.*	431	21,412
Granite Construction, Inc.	496	21,402
Fabrinet*	408	21,363
Forward Air Corp.	323	20,908
Plexus Corp.*	343	20,906
Universal Forest Products, Inc.	677	20,236
Summit Materials, Inc. — Class A*	1,266	20,091
Mueller Industries, Inc.	639	20,026
ESCO Technologies, Inc.	288	19,305
Harsco Corp.*	908	18,305
Kaman Corp.	312	18,233
Badger Meter, Inc.	323	17,972
Itron, Inc.*	383	17,867
Werner Enterprises, Inc.	523	17,860
Saia, Inc.*	289	17,658
Mueller Water Products, Inc. — Class A	1,746	17,530
Federal Signal Corp.	671	17,439
Knowles Corp.*	988	17,418
Matson, Inc.	478	17,251
Casella Waste Systems, Inc. — Class A*	485	17,247
Worthington Industries, Inc.	458	17,093
Builders FirstSource, Inc.*	1,277	17,035
SPX Corp.*	487	16,943
Actuant Corp. — Class A	688	16,766
OSI Systems, Inc.*	190	16,644
Aerovironment, Inc.*	240	16,418
Dycom Industries, Inc.*	341	15,666
TriMas Corp.*	517	15,629
Raven Industries, Inc.	405	15,540
Kratos Defense & Security Solutions, Inc.*	993	15,521
Air Transport Services Group, Inc.*	658	15,167
Cactus, Inc. — Class A*	426	15,166
SPX FLOW, Inc.*	475	15,152
Sun Hydraulics Corp.	325	15,116
Hub Group, Inc. — Class A*	369	15,074
Ambarella, Inc.*	348	15,034
EnPro Industries, Inc.	232	14,952

126 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® FUND

	Shares	Value

Masonite International Corp.*	297	$14,817
Gibraltar Industries, Inc.*	360	14,620
Fitbit, Inc. — Class A*	2,384	14,113
US Ecology, Inc.	247	13,827
JELD-WEN Holding, Inc.*	774	13,669
Atlas Air Worldwide Holdings, Inc.*	268	13,550
American Woodmark Corp.*	161	13,303
Encore Wire Corp.	231	13,218
Benchmark Electronics, Inc.	492	12,915
Tennant Co.	202	12,542
TTM Technologies, Inc.*	1,059	12,422
AAR Corp.	369	11,996
Patrick Industries, Inc.*	264	11,965
Greif, Inc. — Class A	289	11,921
AZZ, Inc.	291	11,911
Lindsay Corp.	122	11,808
Boise Cascade Co.	440	11,774
Greenbrier Companies, Inc.	357	11,506
Ship Finance International Ltd.	926	11,427
Apogee Enterprises, Inc.	300	11,247
Kadant, Inc.	124	10,907
Alamo Group, Inc.	108	10,793
KEMET Corp.	636	10,793
Evoqua Water Technologies Corp.*	855	10,756
Standex International Corp.	144	10,570
Advanced Drainage Systems, Inc.	407	10,488
Triumph Group, Inc.	550	10,483
Continental Building Products, Inc.*	420	10,412
Heartland Express, Inc.	526	10,141
Scorpio Tankers, Inc.	509	10,099
Sturm Ruger & Company, Inc.	190	10,074
Primoris Services Corp.	472	9,761
Astec Industries, Inc.	257	9,704
CSW Industrials, Inc.*	168	9,625
Atkore International Group, Inc.*	441	9,495
Stoneridge, Inc.*	310	8,947
ArcBest Corp.	290	8,929
Milacron Holdings Corp.*	783	8,864
PGT Innovations, Inc.*	633	8,767
Mesa Laboratories, Inc.	38	8,759
Columbus McKinnon Corp.	250	8,587
Global Brass & Copper Holdings, Inc.	246	8,472
FARO Technologies, Inc.*	191	8,387
GoPro, Inc. — Class A*,1	1,281	8,327
SEACOR Holdings, Inc.*	195	8,245
Argan, Inc.	164	8,192
GasLog Ltd.	457	7,979
Marten Transport Ltd.	441	7,863
Astronics Corp.*	240	7,853
Multi-Color Corp.	157	7,833
Echo Global Logistics, Inc.*	316	7,830
Tidewater, Inc.*	333	7,722
US Concrete, Inc.*	182	7,538
Chase Corp.	81	7,496
Hyster-Yale Materials Handling, Inc.	118	7,359
Griffon Corp.	394	7,281
Tutor Perini Corp.*	421	7,207
DXP Enterprises, Inc.*	179	6,967
Gorman-Rupp Co.	200	6,788
Myers Industries, Inc.	393	6,724
Manitowoc Company, Inc.*	399	6,548
Aegion Corp. — Class A*	362	6,360
MYR Group, Inc.*	182	6,303
NV5 Global, Inc.*	104	6,173
Vicor Corp.*	197	6,111
National Presto Industries, Inc.[1]	56	6,079
Comtech Telecommunications Corp.	260	6,037
CIRCOR International, Inc.*	184	5,998
Ichor Holdings Ltd.*	262	5,916
Great Lakes Dredge & Dock Corp.*	642	5,720
American Outdoor Brands Corp.*	607	5,669
nLight, Inc.*	254	5,659
Frontline Ltd.*,1	866	5,594
Briggs & Stratton Corp.	469	5,548
Wesco Aircraft Holdings, Inc.*	613	5,388
NVE Corp.	54	5,286
Ducommun, Inc.*	119	5,179
Control4 Corp.*	296	5,011
TimkenSteel Corp.*	451	4,898
WillScot Corp.*	431	4,780
Tredegar Corp.	291	4,697
DHT Holdings, Inc.	1,034	4,612
Haynes International, Inc.	140	4,596
Kimball Electronics, Inc.*	296	4,585
Heritage-Crystal Clean, Inc.*	166	4,557
SunPower Corp. — Class A*	694	4,518
Fluidigm Corp.*	338	4,492
Lydall, Inc.*	191	4,481
Insteel Industries, Inc.	206	4,309
International Seaways, Inc.*	245	4,199
Caesarstone Ltd.	259	4,043
Digimarc Corp.*	127	3,985
Vishay Precision Group, Inc.*	116	3,968
CryoPort, Inc.*,1	305	3,941
Sterling Construction Company, Inc.*	301	3,769
Energy Recovery, Inc.*	406	3,544
Park Electrochemical Corp.	217	3,407
Armstrong Flooring, Inc.*	241	3,278
Park-Ohio Holdings Corp.	100	3,238
Nordic American Tankers Ltd.	1,583	3,198
Greif, Inc. — Class B	63	3,080
VSE Corp.	97	3,063
Teekay Corp.	772	3,026
NCI Building Systems, Inc.*	481	2,963
Costamare, Inc.	559	2,907
NN, Inc.	385	2,884
Hurco Companies, Inc.	70	2,823
ZAGG, Inc.*	309	2,803
Bel Fuse, Inc. — Class B	110	2,781
Napco Security Technologies, Inc.*	134	2,779
UFP Technologies, Inc.*	74	2,768
Radiant Logistics, Inc.*	435	2,740

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 127

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® FUND

	Shares	Value

Mistras Group, Inc.*	197	$2,721
Allied Motion Technologies, Inc.	79	2,716
Covenant Transportation Group, Inc. — Class A*	139	2,638
Powell Industries, Inc.	98	2,602
Northwest Pipe Co.*	108	2,592
Applied Optoelectronics, Inc.*,1	211	2,574
Scorpio Bulkers, Inc.	669	2,569
Eagle Bulk Shipping, Inc.*	538	2,502
Omega Flex, Inc.	33	2,501
SMART Global Holdings, Inc.*	130	2,496
YRC Worldwide, Inc.*	373	2,495
CECO Environmental Corp.*	341	2,455
AquaVenture Holdings Ltd.*	124	2,399
Daseke, Inc.*	463	2,357
Lawson Products, Inc.*	74	2,321
Ardmore Shipping Corp.*	374	2,304
IntriCon Corp.*	85	2,132
Graham Corp.	108	2,120
LB Foster Co. — Class A*	112	2,108
Teekay Tankers Ltd. — Class A*	2,134	2,070
Dorian LPG Ltd.*	312	2,003
Pure Cycle Corp.*	193	1,903
Universal Logistics Holdings, Inc.	93	1,830
Twin Disc, Inc.*	107	1,782
GP Strategies Corp.*	140	1,701
Energous Corp.*	267	1,693
Eastern Co.	61	1,679
IES Holdings, Inc.*	94	1,670
US Xpress Enterprises, Inc. — Class A*	252	1,666
Olympic Steel, Inc.	104	1,650
Willis Lease Finance Corp.*	36	1,526
Ryerson Holding Corp.*	178	1,524
LSB Industries, Inc.*	244	1,522
Overseas Shipholding Group, Inc. — Class A*	641	1,468
Synalloy Corp.	94	1,429
USA Truck, Inc.*	90	1,300
Gencor Industries, Inc.*	98	1,211
Iteris, Inc.*	284	1,184
PAM Transportation Services, Inc.*	24	1,174
General Finance Corp.*	123	1,148
Turtle Beach Corp.*,1	91	1,034
Infrastructure and Energy Alternatives, Inc.*	195	1,022
Orion Group Holdings, Inc.*	314	917
Forterra, Inc.*	212	895
FreightCar America, Inc.*	136	838
Safe Bulkers, Inc.*	567	828
Genco Shipping & Trading Ltd.*	109	813
Eastman Kodak Co.*	188	556
NL Industries, Inc.*	94	365
Babcock & Wilcox Enterprises, Inc.*	362	149
Total Industrial		2,929,287

Consumer, Cyclical - 6.9%
Five Below, Inc.*	609	75,668
Planet Fitness, Inc. — Class A*	986	67,758
Deckers Outdoor Corp.*	326	47,919
Ollie's Bargain Outlet Holdings, Inc.*	555	47,358
Texas Roadhouse, Inc. — Class A	759	47,202
FirstCash, Inc.	476	41,174
Marriott Vacations Worldwide Corp.	436	40,766
Spirit Airlines, Inc.*	767	40,544
American Eagle Outfitters, Inc.	1,804	39,995
BJ's Wholesale Club Holdings, Inc.*	1,422	38,963
Wolverine World Wide, Inc.	1,033	36,909
Churchill Downs, Inc.	396	35,743
iRobot Corp.*,1	301	35,425
Cracker Barrel Old Country Store, Inc.	217	35,069
Eldorado Resorts, Inc.*	737	34,411
Steven Madden Ltd.	973	32,926
SkyWest, Inc.	570	30,945
Dana, Inc.	1,652	29,306
Fox Factory Holding Corp.*	408	28,515
Dorman Products, Inc.*	303	26,691
UniFirst Corp.	170	26,095
SiteOne Landscape Supply, Inc.*	454	25,946
Boyd Gaming Corp.	929	25,418
Belmond Ltd. — Class A*	1,012	25,229
Bed Bath & Beyond, Inc.	1,479	25,128
Sally Beauty Holdings, Inc.*	1,361	25,056
Wingstop, Inc.	329	25,014
Beacon Roofing Supply, Inc.*	769	24,731
Penn National Gaming, Inc.*	1,228	24,683
Cheesecake Factory, Inc.	480	23,482
KB Home	970	23,445
Jack in the Box, Inc.	289	23,426
Lithia Motors, Inc. — Class A	251	23,280
Herman Miller, Inc.	660	23,219
Taylor Morrison Home Corp. — Class A*	1,306	23,182
Office Depot, Inc.	6,202	22,513
National Vision Holdings, Inc.*	700	22,001
World Fuel Services Corp.	756	21,841
RH*	212	21,825
Dave & Buster's Entertainment, Inc.	436	21,743
LCI Industries	277	21,279
Carvana Co.*,1	364	21,134
Altra Industrial Motion Corp.	677	21,021
Abercrombie & Fitch Co. — Class A	741	20,311
Red Rock Resorts, Inc. — Class A	785	20,292
TRI Pointe Group, Inc.*	1,590	20,098
G-III Apparel Group Ltd.*	490	19,580
Meritage Homes Corp.*	434	19,404
Bloomin' Brands, Inc.	941	19,243
Crocs, Inc.*	745	19,184
Core-Mark Holding Company, Inc.	515	19,122
Meritor, Inc.*	932	18,966
Cannae Holdings, Inc.*	777	18,850
Allegiant Travel Co. — Class A	145	18,773
Brinker International, Inc.	421	18,684
Anixter International, Inc.*	332	18,629
Triton International Ltd.	587	18,256

128 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® FUND

	Shares	Value

American Axle & Manufacturing Holdings, Inc.*	1,259	$18,016
Navistar International Corp.*	555	17,927
HNI Corp.	491	17,818
Children's Place, Inc.	181	17,608
La-Z-Boy, Inc.	527	17,386
Dine Brands Global, Inc.	190	17,345
Big Lots, Inc.	454	17,261
Designer Brands, Inc. — Class A*	775	17,221
Sleep Number Corp.*	366	17,202
Cooper Tire & Rubber Co.	574	17,157
Mobile Mini, Inc.	501	17,004
Callaway Golf Co.	1,060	16,886
Shake Shack, Inc. — Class A*	278	16,444
MDC Holdings, Inc.	551	16,012
SeaWorld Entertainment, Inc.*	620	15,971
Signet Jewelers Ltd.	582	15,807
Asbury Automotive Group, Inc.*	217	15,051
PriceSmart, Inc.	250	14,720
Hawaiian Holdings, Inc.	552	14,490
Gentherm, Inc.*	391	14,412
Oxford Industries, Inc.	190	14,299
Rush Enterprises, Inc. — Class A	340	14,215
Tupperware Brands Corp.	546	13,967
Steelcase, Inc. — Class A	956	13,910
IMAX Corp.*	605	13,721
Group 1 Automotive, Inc.	211	13,652
BMC Stock Holdings, Inc.*	762	13,465
Papa John's International, Inc.[1]	250	13,238
Denny's Corp.*	695	12,753
Guess?, Inc.	650	12,740
Scientific Games Corp. — Class A*	623	12,722
Tenneco, Inc. — Class A	574	12,720
LGI Homes, Inc.*	209	12,590
Freshpet, Inc.*	296	12,518
Installed Building Products, Inc.*	249	12,077
Standard Motor Products, Inc.	240	11,784
Caleres, Inc.	476	11,752
Methode Electronics, Inc.	407	11,713
Liberty TripAdvisor Holdings, Inc. — Class A*	820	11,636
International Speedway Corp. — Class A	264	11,518
GameStop Corp. — Class A1	1,131	11,491
Cavco Industries, Inc.*	96	11,283
BJ's Restaurants, Inc.	233	11,016
Winnebago Industries, Inc.	349	10,871
Knoll, Inc.	546	10,325
Interface, Inc. — Class A	667	10,219
ScanSource, Inc.*	284	10,173
Genesco, Inc.*	221	10,067
Douglas Dynamics, Inc.	250	9,518
Cooper-Standard Holdings, Inc.*	201	9,439
Boot Barn Holdings, Inc.*	312	9,185
Malibu Boats, Inc. — Class A*	231	9,143
Acushnet Holdings Corp.	391	9,048
H&E Equipment Services, Inc.	359	9,014
Marcus Corp.	223	8,931
Dillard's, Inc. — Class A1	124	8,930
At Home Group, Inc.*	500	8,930
AMC Entertainment Holdings, Inc. — Class A1	586	8,702
Wabash National Corp.	633	8,577
Ruth's Hospitality Group, Inc.	326	8,342
M/I Homes, Inc.*	308	8,199
Modine Manufacturing Co.*	559	7,753
Rite Aid Corp.*	11,870	7,537
Fossil Group, Inc.*,1	515	7,066
Skyline Champion Corp.	371	7,049
Century Communities, Inc.*	294	7,047
Regis Corp.*	347	6,825
St. Joe Co.*	396	6,530
Movado Group, Inc.	177	6,439
Hudson Ltd. — Class A*	449	6,174
America's Car-Mart, Inc.*	67	6,120
Chico's FAS, Inc.	1,419	6,059
Buckle, Inc.[1]	323	6,047
Kimball International, Inc. — Class B	409	5,783
YETI Holdings, Inc.*,1	190	5,747
Universal Electronics, Inc.*	152	5,647
Monarch Casino & Resort, Inc.*	128	5,622
GMS, Inc.*	367	5,549
William Lyon Homes — Class A*	360	5,533
PetIQ, Inc.*	176	5,528
EZCORP, Inc. — Class A*	569	5,303
Winmark Corp.	28	5,281
J.C. Penney Company, Inc.*,1	3,542	5,278
Zumiez, Inc.*	209	5,202
Ethan Allen Interiors, Inc.	270	5,165
Vista Outdoor, Inc.*	643	5,150
PetMed Express, Inc.[1]	226	5,148
Conn's, Inc.*	223	5,098
Camping World Holdings, Inc. — Class A1	365	5,077
Party City Holdco, Inc.*	637	5,058
Hibbett Sports, Inc.*	217	4,950
PC Connection, Inc.	131	4,804
MasterCraft Boat Holdings, Inc.*	208	4,695
MarineMax, Inc.*	245	4,694
Tower International, Inc.	223	4,690
Haverty Furniture Companies, Inc.	211	4,617
Tailored Brands, Inc.	560	4,390
BBX Capital Corp.	741	4,387
Chuy's Holdings, Inc.*	190	4,326
Red Robin Gourmet Burgers, Inc.*	147	4,235
Beazer Homes USA, Inc.*	357	4,109
Shoe Carnival, Inc.	120	4,084
Motorcar Parts of America, Inc.*	216	4,076
Sonic Automotive, Inc. — Class A	271	4,014
Johnson Outdoors, Inc. — Class A	55	3,925
Carrols Restaurant Group, Inc.*	391	3,898
Miller Industries, Inc.	124	3,825
Cato Corp. — Class A	253	3,790
Hooker Furniture Corp.	131	3,777

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 129

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® FUND

	Shares	Value

REV Group, Inc.	335	$3,668
Lindblad Expeditions Holdings, Inc.*	240	3,660
Barnes & Noble, Inc.	671	3,644
Express, Inc.*	831	3,557
Fiesta Restaurant Group, Inc.*	269	3,527
Del Taco Restaurants, Inc.*	348	3,501
Eros International plc*	383	3,501
Veritiv Corp.*	130	3,422
Vera Bradley, Inc.*	257	3,405
Spartan Motors, Inc.	384	3,391
Unifi, Inc.*	175	3,386
Titan International, Inc.[1]	567	3,385
Titan Machinery, Inc.*	211	3,283
Lumber Liquidators Holdings, Inc.*,1	322	3,252
El Pollo Loco Holdings, Inc.*	242	3,148
Systemax, Inc.	138	3,124
Drive Shack, Inc.*	682	3,062
Clarus Corp.	236	3,023
Reading International, Inc. — Class A*	189	3,016
Daktronics, Inc.	404	3,010
Golden Entertainment, Inc.*	207	2,931
Blue Bird Corp.*	168	2,844
Century Casinos, Inc.*	305	2,763
Funko, Inc. — Class A*	124	2,693
BlueLinx Holdings, Inc.*	101	2,691
Citi Trends, Inc.	139	2,684
Commercial Vehicle Group, Inc.*	340	2,608
Tile Shop Holdings, Inc.	453	2,564
GNC Holdings, Inc. — Class A*	925	2,525
Habit Restaurants, Inc. — Class A*	229	2,478
Green Brick Partners, Inc.*	276	2,415
Culp, Inc.	125	2,404
Del Frisco's Restaurant Group, Inc.*	368	2,359
RCI Hospitality Holdings, Inc.	102	2,343
Tilly's, Inc. — Class A	201	2,237
Duluth Holdings, Inc. — Class B*	93	2,217
Potbelly Corp.*	260	2,213
Weyco Group, Inc.	70	2,167
Ascena Retail Group, Inc.*	1,975	2,133
Rush Enterprises, Inc. — Class B	49	2,035
Sportsman's Warehouse Holdings, Inc.*	416	1,997
Flexsteel Industries, Inc.	82	1,901
Nautilus, Inc.*	340	1,890
Bassett Furniture Industries, Inc.	115	1,887
Speedway Motorsports, Inc.	129	1,867
Sonos, Inc.*	180	1,852
Rocky Brands, Inc.	77	1,845
Barnes & Noble Education, Inc.*	434	1,823
Lovesac Co.*	63	1,752
Superior Group of Companies, Inc.	101	1,679
EVI Industries, Inc.	43	1,640
Foundation Building Materials, Inc.*	166	1,633
Container Store Group, Inc.*	179	1,575
Hamilton Beach Brands Holding Co. — Class A	72	1,545
Red Lion Hotels Corp.*	179	1,446
J Alexander's Holdings, Inc.*	144	1,414
Biglari Holdings, Inc. — Class B*	10	1,414
Escalade, Inc.	119	1,329
Superior Industries International, Inc.	277	1,319
Manitex International, Inc.*	165	1,262
Bluegreen Vacations Corp.	84	1,248
Lifetime Brands, Inc.	132	1,247
Kirkland's, Inc.*	177	1,244
Gaia, Inc.*	127	1,162
Marine Products Corp.	85	1,145
Mesa Air Group, Inc.*	128	1,068
Noodles & Co.*	156	1,061
J. Jill, Inc.[1]	184	1,010
RTW RetailWinds, Inc.*	328	787
Town Sports International Holdings, Inc.*	164	781
Biglari Holdings, Inc. — Class A*	1	735
Big 5 Sporting Goods Corp.	226	719
Castle Brands, Inc.*	1,028	716
Pier 1 Imports, Inc.*	911	696
New Home Company, Inc.*	144	685
Hovnanian Enterprises, Inc. — Class A*	55	601
Empire Resorts, Inc.*	41	412
CompX International, Inc.	19	278
Francesca's Holdings Corp.*	393	266
Purple Innovation, Inc.*	48	223
Total Consumer, Cyclical		2,832,025

Technology - 5.9%
Integrated Device Technology, Inc.*	1,445	70,791
HubSpot, Inc.*	413	68,645
Cree, Inc.*	1,152	65,917
Coupa Software, Inc.*	622	56,590
Entegris, Inc.	1,583	56,497
MAXIMUS, Inc.	713	50,609
CACI International, Inc. — Class A*	274	49,873
New Relic, Inc.*	503	49,646
Lumentum Holdings, Inc.*	848	47,946
Medidata Solutions, Inc.*	644	47,167
j2 Global, Inc.	524	45,378
Science Applications International Corp.	563	43,323
Verint Systems, Inc.*	720	43,099
Blackbaud, Inc.	538	42,895
ACI Worldwide, Inc.*	1,283	42,172
Silicon Laboratories, Inc.*	479	38,732
Semtech Corp.*	728	37,062
Cabot Microelectronics Corp.	317	35,491
Omnicell, Inc.*	432	34,923
Five9, Inc.*	642	33,917
Mercury Systems, Inc.*	526	33,706
Cornerstone OnDemand, Inc.*	607	33,251
Envestnet, Inc.*	498	32,564
Perspecta, Inc.	1,585	32,049
Qualys, Inc.*	380	31,441
CommVault Systems, Inc.*	447	28,939
Cirrus Logic, Inc.*	677	28,481
Alteryx, Inc. — Class A*	326	27,342
Box, Inc. — Class A*	1,405	27,130

130 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® FUND

	Shares	Value

Cloudera, Inc.*	2,236	$24,462
Everbridge, Inc.*	325	24,378
Bottomline Technologies DE, Inc.*	471	23,592
NetScout Systems, Inc.*	840	23,579
Brooks Automation, Inc.	785	23,024
ExlService Holdings, Inc.*	377	22,627
Power Integrations, Inc.	323	22,591
Progress Software Corp.	509	22,584
SailPoint Technologies Holding, Inc.*	779	22,373
Insight Enterprises, Inc.*	396	21,804
Inphi Corp.*	491	21,476
Rapid7, Inc.*	413	20,902
Yext, Inc.*	949	20,745
SPS Commerce, Inc.*	192	20,363
Avaya Holdings Corp.*	1,182	19,893
LivePerson, Inc.*	656	19,037
Varonis Systems, Inc.*	319	19,022
Blackline, Inc.*	410	18,991
Allscripts Healthcare Solutions, Inc.*	1,968	18,775
Cubic Corp.	326	18,334
MaxLinear, Inc. — Class A*	709	18,101
Virtusa Corp.*	319	17,051
Instructure, Inc.*	359	16,916
Workiva, Inc.*	323	16,376
ManTech International Corp. — Class A	300	16,206
CSG Systems International, Inc.	377	15,947
Lattice Semiconductor Corp.*	1,323	15,783
Diodes, Inc.*	453	15,719
Synaptics, Inc.*	394	15,662
Benefitfocus, Inc.*	316	15,648
PROS Holdings, Inc.*	353	14,911
Pitney Bowes, Inc.	2,124	14,592
ForeScout Technologies, Inc.*	343	14,375
MicroStrategy, Inc. — Class A*	96	13,848
Appfolio, Inc. — Class A*	174	13,816
Glu Mobile, Inc.*	1,257	13,752
Stratasys Ltd.*	572	13,625
Ebix, Inc.[1]	272	13,429
Electronics for Imaging, Inc.*,1	498	13,396
FormFactor, Inc.*	832	13,387
3D Systems Corp.*,1	1,232	13,256
Xperi Corp.	553	12,940
TiVo Corp.	1,364	12,712
Sykes Enterprises, Inc.*	446	12,613
Rambus, Inc.*	1,204	12,582
Cray, Inc.*	457	11,905
Tabula Rasa HealthCare, Inc.*,1	198	11,171
MTS Systems Corp.	202	11,001
CTS Corp.	369	10,838
Vocera Communications, Inc.*	337	10,659
Tenable Holdings, Inc.*	332	10,511
Cision Ltd.*	749	10,314
Altair Engineering, Inc. — Class A*	280	10,307
NextGen Healthcare, Inc.*	604	10,165
Amkor Technology, Inc.*	1,155	9,864
Evolent Health, Inc. — Class A*	769	9,674
Inovalon Holdings, Inc. — Class A*	776	9,646
Diebold Nixdorf, Inc.*	860	9,520
Monotype Imaging Holdings, Inc.	464	9,229
AVX Corp.	526	9,121
Carbonite, Inc.*	360	8,932
MACOM Technology Solutions Holdings, Inc.*	510	8,522
Rudolph Technologies, Inc.*	356	8,117
Nanometrics, Inc.*	257	7,936
Domo, Inc. — Class B*	186	7,501
Upland Software, Inc.*	177	7,498
Axcelis Technologies, Inc.*	362	7,283
Photronics, Inc.*	761	7,191
OneSpan, Inc.*	355	6,823
CEVA, Inc.*	250	6,740
Unisys Corp.*	570	6,652
Cohu, Inc.	445	6,564
Presidio, Inc.	441	6,527
Carbon Black, Inc.*	429	5,984
PlayAGS, Inc.*	247	5,911
Veeco Instruments, Inc.*	540	5,854
TTEC Holdings, Inc.	160	5,797
Donnelley Financial Solutions, Inc.*	379	5,639
Model N, Inc.*	289	5,069
QAD, Inc. — Class A	117	5,039
KeyW Holding Corp.*	545	4,698
Mitek Systems, Inc.*	374	4,578
MobileIron, Inc.*	830	4,540
Ultra Clean Holdings, Inc.*	433	4,482
PDF Solutions, Inc.*	313	3,866
Computer Programs & Systems, Inc.	129	3,830
American Software, Inc. — Class A	319	3,812
Agilysys, Inc.*	174	3,684
SVMK, Inc.*	196	3,569
Brightcove, Inc.*	402	3,381
Castlight Health, Inc. — Class B*	877	3,289
PAR Technology Corp.*	129	3,155
Impinj, Inc.*	184	3,083
Daily Journal Corp.*	13	2,783
Simulations Plus, Inc.	130	2,744
USA Technologies, Inc.*,1	635	2,635
Alpha & Omega Semiconductor Ltd.*	223	2,567
Immersion Corp.*	293	2,470
Avid Technology, Inc.*	311	2,317
Amber Road, Inc.*	266	2,306
Aquantia Corp.*	244	2,211
Telenav, Inc.*	352	2,137
eGain Corp.*	199	2,080
Maxwell Technologies, Inc.*	457	2,043
AXT, Inc.*	427	1,900
Exela Technologies, Inc.*	535	1,787
InnerWorkings, Inc.*	488	1,767
SecureWorks Corp. — Class A*,1	96	1,766
Adesto Technologies Corp.*	275	1,664
ACM Research, Inc. — Class A*	93	1,435
Park City Group, Inc.*	148	1,182

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 131

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® FUND

	Shares	Value

Kopin Corp.*	675	$904
Asure Software, Inc.*	140	855
Vuzix Corp.*	267	817
Remark Holdings, Inc.*	321	594
Rimini Street, Inc.*	115	575
Majesco*	72	508
Veritone, Inc.*	94	489
NantHealth, Inc.*	230	212
Total Technology		2,412,990

Communications - 3.6%
Etsy, Inc.*	1,332	89,537
Trade Desk, Inc. — Class A*	372	73,637
Ciena Corp.*	1,598	59,669
Nexstar Media Group, Inc. — Class A	500	54,185
New York Times Co. — Class A	1,469	48,257
Zscaler, Inc.*	677	48,020
ViaSat, Inc.*	618	47,895
World Wrestling Entertainment, Inc. — Class A	480	41,654
TEGNA, Inc.	2,426	34,207
Viavi Solutions, Inc.*	2,543	31,482
Yelp, Inc. — Class A*	907	31,291
Roku, Inc.*	485	31,287
Finisar Corp.*	1,320	30,584
Sinclair Broadcast Group, Inc. — Class A	758	29,168
Q2 Holdings, Inc.*	417	28,881
Iridium Communications, Inc.*	1,084	28,661
Liberty Expedia Holdings, Inc. — Class A*	615	26,322
Cogent Communications Holdings, Inc.	472	25,606
Vonage Holdings Corp.*	2,496	25,060
Liberty Latin America Ltd. — Class C*	1,286	25,013
InterDigital, Inc.	379	25,006
Meredith Corp.	446	24,646
Shenandoah Telecommunications Co.	527	23,378
Cargurus, Inc.*	564	22,594
8x8, Inc.*	1,048	21,170
Gray Television, Inc.*	902	19,267
Cars.com, Inc.*	787	17,944
Groupon, Inc. — Class A*	4,996	17,736
Acacia Communications, Inc.*	309	17,721
Plantronics, Inc.	375	17,291
GTT Communications, Inc.*,1	478	16,587
Stamps.com, Inc.*	198	16,119
Shutterfly, Inc.*	375	15,240
MSG Networks, Inc. — Class A*	669	14,551
Gannett Company, Inc.	1,279	13,481
ePlus, Inc.*	151	13,370
Scholastic Corp.	318	12,644
NIC, Inc.	726	12,407
NETGEAR, Inc.*	354	11,724
Liberty Media Corporation-Liberty Braves — Class C*	402	11,163
EW Scripps Co. — Class A	517	10,857
Boingo Wireless, Inc.*	463	10,779
Perficient, Inc.*	364	9,970
Shutterstock, Inc.	212	9,886
Extreme Networks, Inc.*	1,308	9,797
Intelsat S.A.*,1	624	9,772
Liberty Latin America Ltd. — Class A*	491	9,496
Quantenna Communications, Inc.*	382	9,294
Quotient Technology, Inc.*	900	8,883
Tucows, Inc. — Class A*	107	8,686
Consolidated Communications Holdings, Inc.[1]	792	8,641
Houghton Mifflin Harcourt Co.*	1,163	8,455
HealthStream, Inc.*	292	8,193
Anaplan, Inc.*	200	7,872
Entercom Communications Corp. — Class A	1,445	7,586
ADTRAN, Inc.	541	7,412
Infinera Corp.*	1,695	7,356
New Media Investment Group, Inc.	674	7,077
TrueCar, Inc.*	1,050	6,972
QuinStreet, Inc.*	497	6,655
ATN International, Inc.	117	6,598
National CineMedia, Inc.	871	6,141
Endurance International Group Holdings, Inc.*	792	5,742
ORBCOMM, Inc.*	827	5,607
1-800-Flowers.com, Inc. — Class A*	302	5,505
Loral Space & Communications, Inc.*	144	5,191
Harmonic, Inc.*	948	5,138
Cincinnati Bell, Inc.*	516	4,923
CalAmp Corp.*	387	4,868
Overstock.com, Inc.*,1	257	4,271
VirnetX Holding Corp.*	653	4,133
A10 Networks, Inc.*	581	4,119
Zix Corp.*	588	4,045
Limelight Networks, Inc.*	1,236	3,992
Meet Group, Inc.*	792	3,984
Digi International, Inc.*	306	3,877
Central European Media Enterprises Ltd. — Class A*	973	3,872
Calix, Inc.*	498	3,835
pdvWireless, Inc.*	106	3,727
TechTarget, Inc.*	228	3,710
ChannelAdvisor Corp.*	292	3,557
Telaria, Inc.*	497	3,151
Liberty Media Corporation-Liberty Braves — Class A*	112	3,129
Ribbon Communications, Inc.*	601	3,095
WideOpenWest, Inc.*	336	3,058
Gogo, Inc.*	649	2,914
Hemisphere Media Group, Inc.*	205	2,890
Spok Holdings, Inc.	207	2,819
Ooma, Inc.*	209	2,767
Upwork, Inc.*,1	140	2,680
Maxar Technologies, Inc.	640	2,573
NeoPhotonics Corp.*	398	2,503
Casa Systems, Inc.*	297	2,465
Entravision Communications Corp. — Class A	727	2,355

132 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® FUND

	Shares	Value

Frontier Communications Corp.*,1	1,173	$2,334
Liquidity Services, Inc.*	302	2,328
Tribune Publishing Co.*	195	2,299
Clear Channel Outdoor Holdings, Inc. — Class A*	425	2,274
Fluent, Inc.*	363	2,040
NII Holdings, Inc.*	1,003	1,966
Lands' End, Inc.*	118	1,960
Clearfield, Inc.*	127	1,867
KVH Industries, Inc.*	182	1,855
Preformed Line Products Co.	34	1,805
LiveXLive Media, Inc.*	329	1,770
Aerohive Networks, Inc.*	370	1,676
RigNet, Inc.*	158	1,544
Leaf Group Ltd.*	186	1,492
Saga Communications, Inc. — Class A	43	1,427
MDC Partners, Inc. — Class A*	630	1,417
Boston Omaha Corp. — Class A*	56	1,397
Internap Corp.*	270	1,339
HC2 Holdings, Inc.*	475	1,164
Cardlytics, Inc.*	66	1,092
DASAN Zhone Solutions, Inc.*	66	706
Travelzoo*	52	697
Beasley Broadcast Group, Inc. — Class A	89	354
Fusion Connect, Inc.*	250	328
Value Line, Inc.	13	321
Total Communications		1,498,780

Energy - 2.1%
Delek US Holdings, Inc.	909	33,106
Southwestern Energy Co.*	6,660	31,235
PDC Energy, Inc.*	742	30,185
Murphy USA, Inc.*	339	29,025
Peabody Energy Corp.	884	25,044
Matador Resources Co.*	1,188	22,964
Pattern Energy Group, Inc. — Class A	913	20,086
Callon Petroleum Co.*	2,574	19,434
Dril-Quip, Inc.*	401	18,386
Oasis Petroleum, Inc.*	3,044	18,386
ProPetro Holding Corp.*	800	18,032
Arch Coal, Inc. — Class A	195	17,798
Oceaneering International, Inc.*	1,117	17,615
NOW, Inc.*	1,218	17,003
MRC Global, Inc.*	949	16,589
Gulfport Energy Corp.*	1,974	15,831
Rowan Companies plc — Class A*	1,439	15,527
US Silica Holdings, Inc.	885	15,364
Sunrun, Inc.*	1,088	15,297
McDermott International, Inc.*	2,027	15,081
Warrior Met Coal, Inc.	486	14,774
Archrock, Inc.	1,437	14,054
SRC Energy, Inc.*	2,733	13,993
SemGroup Corp. — Class A	893	13,163
California Resources Corp.*	509	13,086
Helix Energy Solutions Group, Inc.*	1,589	12,569
Carrizo Oil & Gas, Inc.*	984	12,270
Oil States International, Inc.*	674	11,431
TerraForm Power, Inc. — Class A	826	11,349
C&J Energy Services, Inc.*	721	11,190
CONSOL Energy, Inc.*	319	10,916
Tellurian, Inc.*	949	10,629
Denbury Resources, Inc.*	5,124	10,504
Newpark Resources, Inc.*	1,000	9,160
Renewable Energy Group, Inc.*	417	9,157
Enphase Energy, Inc.*,1	976	9,009
Thermon Group Holdings, Inc.*	365	8,946
Unit Corp.*	591	8,416
CVR Energy, Inc.	203	8,364
Superior Energy Services, Inc.*	1,732	8,088
DMC Global, Inc.	161	7,992
Noble Corporation plc*	2,784	7,990
Diamond Offshore Drilling, Inc.*,1	732	7,679
Liberty Oilfield Services, Inc. — Class A1	496	7,633
Jagged Peak Energy, Inc.*,1	724	7,580
Green Plains, Inc.	445	7,423
W&T Offshore, Inc.*	1,049	7,238
Berry Petroleum Corp.	617	7,120
Keane Group, Inc.*	597	6,501
Par Pacific Holdings, Inc.*	355	6,323
SunCoke Energy, Inc.*	733	6,223
Penn Virginia Corp.*	140	6,174
Select Energy Services, Inc. — Class A*	512	6,154
Exterran Corp.*	365	6,150
Talos Energy, Inc.*	227	6,029
Northern Oil and Gas, Inc.*	2,186	5,990
Matrix Service Co.*	298	5,835
Plug Power, Inc.*	2,414	5,794
KLX Energy Services Holdings, Inc.*	227	5,707
Laredo Petroleum, Inc.*	1,756	5,426
Frank's International N.V.*	827	5,136
REX American Resources Corp.*	63	5,078
Solaris Oilfield Infrastructure, Inc. — Class A	299	4,916
Bonanza Creek Energy, Inc.*	212	4,810
Clean Energy Fuels Corp.*	1,542	4,765
TPI Composites, Inc.*	164	4,694
Forum Energy Technologies, Inc.*	915	4,676
FutureFuel Corp.	292	3,913
Ring Energy, Inc.*	647	3,798
Nine Energy Service, Inc.*	167	3,783
FTS International, Inc.*	363	3,630
TETRA Technologies, Inc.*	1,369	3,203
Panhandle Oil and Gas, Inc. — Class A	177	2,779
SandRidge Energy, Inc.*	345	2,767
HighPoint Resources Corp.*	1,228	2,714
Era Group, Inc.*	226	2,608
Advanced Emissions Solutions, Inc.	209	2,416
Natural Gas Services Group, Inc.*	139	2,406
Mammoth Energy Services, Inc.	139	2,314
Abraxas Petroleum Corp.*	1,788	2,235
Trecora Resources*	234	2,127
Halcon Resources Corp.*	1,505	2,032
Flotek Industries, Inc.*	618	2,002

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 133

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® FUND

	Shares	Value

Vivint Solar, Inc.*	402	$1,998
Evolution Petroleum Corp.	287	1,937
SilverBow Resources, Inc.*	80	1,840
ION Geophysical Corp.*	120	1,733
Midstates Petroleum Company, Inc.*	167	1,632
NACCO Industries, Inc. — Class A	42	1,605
Pioneer Energy Services Corp.*	858	1,519
Earthstone Energy, Inc. — Class A*	214	1,515
Goodrich Petroleum Corp.*	99	1,346
Independence Contract Drilling, Inc.*	476	1,319
Smart Sand, Inc.*,1	250	1,112
Ultra Petroleum Corp.*	1,797	1,096
Hallador Energy Co.	186	978
Montage Resources Corp.*	65	978
Adams Resources & Energy, Inc.	24	937
Isramco, Inc.*	8	904
Basic Energy Services, Inc.*	216	821
CARBO Ceramics, Inc.*	232	812
Dawson Geophysical Co.*	238	697
Lilis Energy, Inc.*	501	586
NCS Multistage Holdings, Inc.*	111	575
NextDecade Corp.*	87	480
Profire Energy, Inc.*	268	480
Key Energy Services, Inc.*	115	467
Zion Oil & Gas, Inc.*	611	461
Bristow Group, Inc.*	367	407
Ramaco Resources, Inc.*	67	389
Quintana Energy Services, Inc.*	70	302
Alta Mesa Resources, Inc. — Class A*	1,110	295
FuelCell Energy, Inc.*	1,102	271
Approach Resources, Inc.*	502	178
Nuverra Environmental Solutions, Inc.*	16	142
EP Energy Corp. — Class A*	461	120
Rosehill Resources, Inc.*	17	58
Total Energy		874,809

Utilities - 2.0%
IDACORP, Inc.	563	56,041
ONE Gas, Inc.	581	51,727
Portland General Electric Co.	997	51,684
Southwest Gas Holdings, Inc.	590	48,534
New Jersey Resources Corp.	972	48,396
ALLETE, Inc.	574	47,200
Spire, Inc.	549	45,177
Black Hills Corp.	598	44,294
PNM Resources, Inc.	891	42,180
NorthWestern Corp.	565	39,782
South Jersey Industries, Inc.	1,032	33,096
Avista Corp.	741	30,099
American States Water Co.	410	29,233
California Water Service Group	537	29,148
El Paso Electric Co.	458	26,940
MGE Energy, Inc.	393	26,712
Ormat Technologies, Inc.	450	24,818
Otter Tail Corp.	444	22,120
Northwest Natural Holding Co.	324	21,264
SJW Group	265	16,361
Chesapeake Utilities Corp.	178	16,235
Clearway Energy, Inc. — Class C	820	12,390
Middlesex Water Co.	178	9,966
Connecticut Water Service, Inc.	136	9,337
Unitil Corp.	165	8,938
Clearway Energy, Inc. — Class A	392	5,700
York Water Co.	144	4,942
Ameresco, Inc. — Class A*	213	3,446
Artesian Resources Corp. — Class A	89	3,317
Atlantic Power Corp.*	1,234	3,110
PICO Holdings, Inc.*	230	2,277
RGC Resources, Inc.	83	2,200
Consolidated Water Company Ltd.	166	2,137
Global Water Resources, Inc.	120	1,177
Spark Energy, Inc. — Class A	129	1,149
Total Utilities		821,127

Basic Materials - 1.8%
Ingevity Corp.*	473	49,954
Allegheny Technologies, Inc.*	1,405	35,926
Balchem Corp.	360	33,408
Rogers Corp.*	206	32,729
Cleveland-Cliffs, Inc.	3,263	32,598
Sensient Technologies Corp.	474	32,132
Quaker Chemical Corp.	145	29,048
HB Fuller Co.	572	27,822
PolyOne Corp.	901	26,408
Carpenter Technology Corp.	526	24,117
GCP Applied Technologies, Inc.*	812	24,035
Minerals Technologies, Inc.	399	23,457
Innospec, Inc.	273	22,755
Commercial Metals Co.	1,315	22,460
Compass Minerals International, Inc.	385	20,933
Livent Corp.*	1,673	20,544
Stepan Co.	229	20,042
Kaiser Aluminum Corp.	184	19,270
Ferro Corp.*	945	17,889
Tronox Holdings plc — Class A	1,057	13,900
Schweitzer-Mauduit International, Inc.	347	13,436
Materion Corp.	228	13,010
Neenah, Inc.	188	12,099
Codexis, Inc.*	576	11,825
Hecla Mining Co.	5,134	11,808
Kraton Corp.*	350	11,263
AK Steel Holding Corp.*	3,556	9,779
AdvanSix, Inc.*	342	9,771
Coeur Mining, Inc.*	2,110	8,609
Verso Corp. — Class A*	390	8,354
Rayonier Advanced Materials, Inc.	573	7,770
Schnitzer Steel Industries, Inc. — Class A	296	7,104
PH Glatfelter Co.	489	6,905
Innophos Holdings, Inc.	219	6,601
PQ Group Holdings, Inc.*	413	6,265
Koppers Holdings, Inc.*	235	6,105
American Vanguard Corp.	325	5,597
Century Aluminum Co.*	563	4,999
Intrepid Potash, Inc.*	1,073	4,067

134 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
RUSSELL 2000® FUND

	Shares	Value

Hawkins, Inc.	109	$4,014
Kronos Worldwide, Inc.	255	3,575
Clearwater Paper Corp.*	182	3,545
OMNOVA Solutions, Inc.*	492	3,454
Landec Corp.*	275	3,377
Energy Fuels, Inc.*	949	3,160
Uranium Energy Corp.*	1,941	2,717
Gold Resource Corp.	592	2,327
Covia Holdings Corp.*	350	1,957
Oil-Dri Corporation of America	57	1,775
United States Lime & Minerals, Inc.	22	1,697
Universal Stainless & Alloy Products, Inc.*	93	1,541
AgroFresh Solutions, Inc.*	356	1,189
Marrone Bio Innovations, Inc.*	617	944
Shiloh Industries, Inc.*	166	913
Amyris, Inc.*,1	359	750
Valhi, Inc.	284	656
Total Basic Materials		732,385

Government - 0.0%
Banco Latinoamericano de Comercio Exterior S.A. — Class E	346	6,892

Total Common Stocks
(Cost $18,443,016)		22,743,390

RIGHTS†††,2- 0.0%
A Schulman, Inc.*	408	—
Nexstar Media Group, Inc.*	2,530	—
Tobira Therapeutics, Inc.*	141	—
Omthera Pharmaceuticals, Inc.*	86	—
Total Rights
(Cost $—)		—

	Face Amount

FEDERAL AGENCY NOTES†† - 36.4%
Federal Home Loan Bank
2.50% due 10/26/22[3]	$6,000,000	6,001,338
2.92% (3 Month USD LIBOR + 0.13%, Rate Floor: 0.00%) due 07/01/20[4]	5,000,000	5,013,334
Federal Farm Credit Bank
2.70% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[4]	4,000,000	3,996,589
Total Federal Agency Notes
(Cost $15,012,332)		15,011,261

U.S. TREASURY BILLS†† - 2.1%
U.S. Treasury Bills
2.39% due 05/07/19[5,6]	880,000	877,900
Total U.S. Treasury Bills
(Cost $877,900)		877,900

REPURCHASE AGREEMENTS††,7 - 5.4%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[5]	1,510,996	1,510,996
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[5]	377,749	377,749
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[5]	338,341	338,341
Total Repurchase Agreements
(Cost $2,227,086)		2,227,086

	Shares

SECURITIES LENDING COLLATERAL†,8 - 1.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[9]	404,721	404,721
Total Securities Lending Collateral
(Cost $404,721)		404,721

Total Investments - 100.1%
(Cost $36,965,055)		$41,264,358
Other Assets & Liabilities, net - (0.1)%		(47,470)
Total Net Assets - 100.0%		$41,216,888

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
Russell 2000 Index Mini Futures Contracts	25	Jun 2019	$1,930,500	$1,997

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 135

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
RUSSELL 2000® FUND

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	Russell 2000 Index	2.41%	At Maturity	04/30/19	4,764	$7,335,974	$83,414
Goldman Sachs International	Russell 2000 Index	2.27%	At Maturity	04/29/19	4,515	6,952,657	52,421
BNP Paribas	Russell 2000 Index	2.50%	At Maturity	04/29/19	1,365	2,102,142	21,096
						$16,390,773	$156,931

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at March 31, 2019. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Security is a step up bond, with a 2.50% coupon rate until April 26, 2019. Future rates range from 2.75% to 6.00% with future step up dates ranging from April 27, 2019 to July 22, 2022.
[4]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2019.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]	Repurchase Agreements — See Note 6.
[8]	Securities lending collateral — See Note 7.
[9]	Rate indicated is the 7-day yield as of March 31, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$22,743,390	$—	$—		$22,743,390
Rights	—	—	—	*	—
Federal Agency Notes	—	15,011,261	—		15,011,261
U.S. Treasury Bills	—	877,900	—		877,900
Repurchase Agreements	—	2,227,086	—		2,227,086
Securities Lending Collateral	404,721	—	—		404,721
Equity Futures Contracts**	1,997	—	—		1,997
Equity Index Swap Agreements**	—	156,931	—		156,931
Total Assets	$23,150,108	$18,273,178	$—		$41,423,286

*	Includes securities with a market value of $0.
**	This derivative is reported as unrealized appreciation/depreciation at period end.

136 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $395,997 of securities loaned (cost $34,737,969)	$39,037,272
Repurchase agreements, at value (cost $2,227,086)	2,227,086
Cash	222
Segregated cash with broker	106,500
Unrealized appreciation on swap agreements	156,931
Receivables:
Fund shares sold	82,917
Interest	69,477
Dividends	26,432
Swap settlement	11,691
Securities sold	9,327
Variation margin on futures contracts	6,980
Securities lending income	864
Total assets	41,735,699

Liabilities:
Payable for:
Return of securities lending collateral	404,721
Management fees	27,436
Fund shares redeemed	16,239
Distribution and service fees	11,282
Transfer agent and administrative fees	9,145
Portfolio accounting fees	5,488
Securities purchased	4,943
Trustees’ fees*	954
Miscellaneous	38,603
Total liabilities	518,811
Commitments and contingent liabilities (Note 13)	—
Net assets	$41,216,888

Net assets consist of:
Paid in capital	$39,856,110
Total distributable earnings (loss)	1,360,778
Net assets	$41,216,888

A-Class:
Net assets	$18,568,676
Capital shares outstanding	423,870
Net asset value per share	$43.81
Maximum offering price per share (Net asset value divided by 95.25%)	$45.99

C-Class:
Net assets	$3,263,917
Capital shares outstanding	83,491
Net asset value per share	$39.09

H-Class:
Net assets	$19,384,295
Capital shares outstanding	443,562
Net asset value per share	$43.70

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $123)	$348,907
Interest	436,053
Income from securities lending, net	15,897
Total investment income	800,857

Expenses:
Management fees	380,040
Distribution and service fees:
A-Class	51,514
C-Class	45,409
H-Class	63,817
Transfer agent and administrative fees	126,681
Portfolio accounting fees	76,010
Trustees' fees*	17,443
Custodian fees	7,046
Line of credit fees	22
Miscellaneous	131,690
Total expenses	899,672
Net investment loss	(98,815)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	270,776
Swap agreements	825,298
Futures contracts	(1,748,533)
Net realized loss	(652,459)
Net change in unrealized appreciation (depreciation) on:
Investments	(519,179)
Swap agreements	(29,187)
Futures contracts	93,316
Net change in unrealized appreciation (depreciation)	(455,050)
Net realized and unrealized loss	(1,107,509)
Net decrease in net assets resulting from operations	$(1,206,324)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 137

RUSSELL 2000® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(98,815)	$(230,238)
Net realized gain (loss) on investments	(652,459)	5,462,898
Net change in unrealized appreciation (depreciation) on investments	(455,050)	(1,391,239)
Net increase (decrease) in net assets resulting from operations	(1,206,324)	3,841,421

Distributions to shareholders:
A-Class	—	(742,378)[1]
C-Class	—	(285,936)[1]
H-Class	—	(1,288,340)[1]
Total distributions to shareholders	—	(2,316,654)

Capital share transactions:
Proceeds from sale of shares
A-Class	148,474,143	16,782,975
C-Class	10,124,276	3,621,330
H-Class	128,775,760	139,938,149
Distributions reinvested
A-Class	—	733,345
C-Class	—	262,189
H-Class	—	1,279,527
Cost of shares redeemed
A-Class	(145,526,441)	(15,743,379)
C-Class	(12,203,764)	(4,648,768)
H-Class	(134,374,234)	(146,554,542)
Net decrease from capital share transactions	(4,730,260)	(4,329,174)
Net decrease in net assets	(5,936,584)	(2,804,407)

Net assets:
Beginning of year	47,153,472	49,957,879
End of year	$41,216,888	$47,153,472

Capital share activity:
Shares sold
A-Class	3,091,191	386,274
C-Class	255,282	91,299
H-Class	2,863,744	3,211,930
Shares issued from reinvestment of distributions
A-Class	—	16,694
C-Class	—	6,624
H-Class	—	29,200
Shares redeemed
A-Class	(3,060,305)	(362,101)
C-Class	(306,208)	(117,728)
H-Class	(2,987,447)	(3,383,789)
Net decrease in shares	(143,743)	(121,597)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (See Note 11).

138 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$43.67	$41.61	$33.56	$38.88	$37.80
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	(.17)	(.21)	(.29)	(.25)
Net gain (loss) on investments (realized and unrealized)	.19 [c]	4.34	8.26	(4.12)	2.61
Total from investment operations	.14	4.17	8.05	(4.41)	2.36
Less distributions from:
Net realized gains	—	(2.11)	—	(.91)	(1.28)
Total distributions	—	(2.11)	—	(.91)	(1.28)
Net asset value, end of period	$43.81	$43.67	$41.61	$33.56	$38.88

Total Return[b]	0.32%	10.03%	23.96%	(11.43%)	6.42%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$18,569	$17,163	$14,650	$11,993	$13,920
Ratios to average net assets:
Net investment income (loss)	(0.11%)	(0.40%)	(0.54%)	(0.83%)	(0.67%)
Total expenses	1.71%	1.63%	1.62%	1.59%	1.57%
Portfolio turnover rate	112%	167%	203%	442%	947%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$39.26	$37.87	$30.78	$36.00	$35.36
Income (loss) from investment operations:
Net investment income (loss)[a]	(.37)	(.45)	(.44)	(.51)	(.60)
Net gain (loss) on investments (realized and unrealized)	.20 [c]	3.95	7.53	(3.80)	2.52
Total from investment operations	(.17)	3.50	7.09	(4.31)	1.92
Less distributions from:
Net realized gains	—	(2.11)	—	(.91)	(1.28)
Total distributions	—	(2.11)	—	(.91)	(1.28)
Net asset value, end of period	$39.09	$39.26	$37.87	$30.78	$36.00

Total Return[b]	(0.43%)	9.21%	23.03%	(12.07%)	5.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,264	$5,277	$5,841	$2,760	$4,259
Ratios to average net assets:
Net investment income (loss)	(0.91%)	(1.16%)	(1.27%)	(1.56%)	(1.77%)
Total expenses	2.46%	2.38%	2.38%	2.35%	2.57%
Portfolio turnover rate	112%	167%	203%	442%	947%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 139

RUSSELL 2000® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$43.57	$41.51	$33.48	$38.79	$37.73
Income (loss) from investment operations:
Net investment income (loss)[a]	(.06)	(.19)	(.21)	(.35)	(.28)
Net gain (loss) on investments (realized and unrealized)	.19 [c]	4.36	8.24	(4.05)	2.62
Total from investment operations	.13	4.17	8.03	(4.40)	2.34
Less distributions from:
Net realized gains	—	(2.11)	—	(.91)	(1.28)
Total distributions	—	(2.11)	—	(.91)	(1.28)
Net asset value, end of period	$43.70	$43.57	$41.51	$33.48	$38.79

Total Return	0.30%	10.03%	23.95%	(11.43%)	6.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,384	$24,713	$29,466	$46,251	$27,902
Ratios to average net assets:
Net investment income (loss)	(0.14%)	(0.43%)	(0.54%)	(0.97%)	(0.77%)
Total expenses	1.71%	1.63%	1.63%	1.60%	1.58%
Portfolio turnover rate	112%	167%	203%	442%	947%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]

The amount shown for a share outstanding throughout the periods does not accord with the aggregate net losses on investments for the year because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

140 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

INVERSE RUSSELL 2000® STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the performance of the Russell 2000® Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2019, Inverse Russell 2000® Strategy Fund H-Class returned -2.24% while the Russell 2000 Index returned 2.05%. Inverse Russell 2000® Strategy Fund maintained a daily correlation of over 99% to its benchmark of -100% of the daily price movement of the Russell 2000 Index.

Among sectors, the leading performance contributor to the underlying index during the period was Technology, followed by Utilities. The leading detractors from return were Energy and Industrials.

Etsy, Inc., Trade Desk, Inc. Class A, and Sarepta Therapeutics, Inc. were the largest contributors to performance of the underlying index for the period. Nektar Therapeutics, Maxar Technologies, Inc., and McDermott International, Inc. were the leading detractors from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund (effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund), Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by Guggenheim Investments. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the period, investment in the Cash Management Funds benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 141

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Inception Dates:
A-Class	March 31, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	12.7%
Guggenheim Strategy Fund II	11.8%
Total	24.5%

“Largest Holdings” excludes any temporary cash or derivative investments.

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	(2.30%)	(9.16%)	(17.75%)
A-Class Shares with sales charge‡	(6.93%)	(10.04%)	(18.15%)
C-Class Shares	(3.09%)	(9.85%)	(18.36%)
C-Class Shares with CDSC§	(4.06%)	(9.85%)	(18.36%)
H-Class Shares	(2.24%)	(9.15%)	(17.72%)
Russell 2000 Index	2.05%	9.97%	18.00%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 2000 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

142 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2019
INVERSE RUSSELL 2000® STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 24.5%
Guggenheim Ultra Short Duration Fund — Institutional Class[1,2]	135,113	$1,347,072
Guggenheim Strategy Fund II1	50,489	1,252,629
Total Mutual Funds
(Cost $2,596,837)		2,599,701

	Face Amount

U.S. TREASURY BILLS†† - 2.6%
U.S. Treasury Bills
2.39% due 05/07/19[3,4]	$250,000	249,403
2.31% due 04/02/19[4,5]	22,000	21,999
Total U.S. Treasury Bills
(Cost $271,402)		271,402

REPURCHASE AGREEMENTS††,6 - 74.0%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[3]	5,323,527	5,323,527
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[3]	1,330,882	1,330,882
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[3]	1,192,041	1,192,041
Total Repurchase Agreements
(Cost $7,846,450)		7,846,450

Total Investments - 101.1%
(Cost $10,714,689)		$10,717,553
Other Assets & Liabilities, net - (1.1)%		(119,360)
Total Net Assets - 100.0%		$10,598,193

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Sold Short†
Russell 2000 Index Mini Futures Contracts	11	Jun 2019	$849,420	$(13,457)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
Barclays Bank plc	Russell 2000 Index	(1.91%)	At Maturity	04/30/19	1,573	$2,422,466	$(27,545)
BNP Paribas	Russell 2000 Index	(2.00%)	At Maturity	04/29/19	4,772	7,347,260	(83,544)
						$9,769,726	$(111,089)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2019.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at March 31, 2019.
[6]	Repurchase Agreements — See Note 6.
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 143

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
INVERSE RUSSELL 2000® STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,599,701	$—	$—	$2,599,701
U.S. Treasury Bills	—	271,402	—	271,402
Repurchase Agreements	—	7,846,450	—	7,846,450
Total Assets	$2,599,701	$8,117,852	$—	$10,717,553

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$13,457	$—	$—	$13,457
Equity Index Swap Agreements**	—	111,089	—	111,089
Total Liabilities	$13,457	$111,089	$—	$124,546

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19	Shares 03/31/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$605,734	$1,055,000	$(400,000)	$(2,825)	$(5,280)	$1,252,629	50,489	$27,147	$539
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	510,892	1,149,999	(310,000)	(1,543)	(2,276)	1,347,072	135,113	23,702	733
	$1,116,626	$2,204,999	$(710,000)	$(4,368)	$(7,556)	$2,599,701		$50,849	$1,272

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

144 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $271,402)	$271,402
Investments in affiliated issuers, at value (cost $2,596,837)	2,599,701
Repurchase agreements, at value (cost $7,846,450)	7,846,450
Cash	2
Segregated cash with broker	17,166
Receivables:
Fund shares sold	5,810
Dividends	5,692
Interest	1,652
Total assets	10,747,875

Liabilities:
Unrealized depreciation on swap agreements	111,089
Payable for:
Fund shares redeemed	8,400
Swap settlement	8,038
Management fees	4,161
Variation margin on futures contracts	2,310
Distribution and service fees	1,523
Transfer agent and administrative fees	1,235
Portfolio accounting fees	494
Trustees’ fees*	197
Miscellaneous	12,235
Total liabilities	149,682
Commitments and contingent liabilities (Note 13)	—
Net assets	$10,598,193

Net assets consist of:
Paid in capital	$36,798,428
Total distributable earnings (loss)	(26,200,235)
Net assets	$10,598,193

A-Class:
Net assets	$746,171
Capital shares outstanding	36,548
Net asset value per share	$20.42
Maximum offering price per share (Net asset value divided by 95.25%)	$21.44

C-Class:
Net assets	$459,751
Capital shares outstanding	25,242
Net asset value per share	$18.21

H-Class:
Net assets	$9,392,271
Capital shares outstanding	458,452
Net asset value per share	$20.49

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$50,849
Interest	195,045
Total investment income	245,894

Expenses:
Management fees	94,235
Distribution and service fees:
A-Class	1,679
C-Class	5,485
H-Class	23,126
Transfer agent and administrative fees	26,176
Portfolio accounting fees	10,471
Trustees’ fees*	2,094
Custodian fees	1,441
Miscellaneous	30,046
Total expenses	194,753
Less:
Expenses waived by Adviser	(1,183)
Net expenses	193,570
Net investment income	52,324

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	234
Investments in affiliated issuers	(4,368)
Distributions received from affiliated investment company shares	1,272
Swap agreements	(169,782)
Futures contracts	129,847
Net realized loss	(42,797)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(1,180)
Investments in affiliated issuers	(7,556)
Swap agreements	(129,054)
Futures contracts	(36,256)
Net change in unrealized appreciation (depreciation)	(174,046)
Net realized and unrealized loss	(216,843)
Net decrease in net assets resulting from operations	$(164,519)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 145

INVERSE RUSSELL 2000® STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$52,324	$(48,490)
Net realized loss on investments	(42,797)	(1,727,657)
Net change in unrealized appreciation (depreciation) on investments	(174,046)	308,138
Net decrease in net assets resulting from operations	(164,519)	(1,468,009)

Capital share transactions:
Proceeds from sale of shares
A-Class	5,160,677	535,672
C-Class	5,873,034	1,861,101
H-Class	97,798,195	52,064,526
Cost of shares redeemed
A-Class	(4,494,155)	(8,516,644)
C-Class	(5,988,495)	(2,163,557)
H-Class	(91,998,591)	(53,351,313)
Net increase (decrease) from capital share transactions	6,350,665	(9,570,215)
Net increase (decrease) in net assets	6,186,146	(11,038,224)

Net assets:
Beginning of year	4,412,047	15,450,271
End of year	$10,598,193	$4,412,047

Capital share activity:
Shares sold
A-Class	230,007	23,638
C-Class	326,224	97,121
H-Class	4,711,124	2,374,656
Shares redeemed
A-Class	(205,975)	(377,095)
C-Class	(333,306)	(112,797)
H-Class	(4,421,740)	(2,449,418)
Net increase (decrease) in shares	306,334	(443,895)

146 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$20.90	$23.62	$30.76	$29.22	$33.01
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	(.18)	(.31)	(.39)	(.46)
Net gain (loss) on investments (realized and unrealized)	(.62)	(2.54)	(6.83)	1.93	(3.33)
Total from investment operations	(.48)	(2.72)	(7.14)	1.54	(3.79)
Net asset value, end of period	$20.42	$20.90	$23.62	$30.76	$29.22

Total Return[b]	(2.30%)	(11.52%)	(23.21%)	5.27%	(11.48%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$746	$262	$8,645	$2,795	$894
Ratios to average net assets:
Net investment income (loss)	0.65%	(0.76%)	(1.11%)	(1.23%)	(1.40%)
Total expenses[c]	1.83%	1.74%	1.71%	1.70%	1.71%
Net expenses[d]	1.81%	1.74%	1.71%	1.70%	1.71%
Portfolio turnover rate	40%	—	58%	584%	189%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$18.79	$21.41	$28.07	$26.86	$30.59
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	(.25)	(.45)	(.58)	(.63)
Net gain (loss) on investments (realized and unrealized)	(.53)	(2.37)	(6.21)	1.79	(3.10)
Total from investment operations	(.58)	(2.62)	(6.66)	1.21	(3.73)
Net asset value, end of period	$18.21	$18.79	$21.41	$28.07	$26.86

Total Return[b]	(3.09%)	(12.24%)	(23.73%)	4.50%	(12.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$460	$607	$1,028	$1,729	$1,680
Ratios to average net assets:
Net investment income (loss)	(0.26%)	(1.22%)	1.83%	(2.08%)	(2.13%)
Total expenses[c]	2.56%	2.48%	2.47%	2.45%	2.45%
Net expenses[d]	2.55%	2.48%	2.47%	2.45%	2.45%
Portfolio turnover rate	40%	—	58%	584%	189%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 147

INVERSE RUSSELL 2000® STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$20.96	$23.69	$30.83	$29.30	$33.11
Income (loss) from investment operations:
Net investment income (loss)[a]	.11	(.09)	(.32)	(.41)	(.46)
Net gain (loss) on investments (realized and unrealized)	(.58)	(2.64)	(6.82)	1.94	(3.35)
Total from investment operations	(.47)	(2.73)	(7.14)	1.53	(3.81)
Net asset value, end of period	$20.49	$20.96	$23.69	$30.83	$29.30

Total Return	(2.24%)	(11.52%)	(23.16%)	5.22%	(11.51%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,392	$3,543	$5,777	$36,713	$5,775
Ratios to average net assets:
Net investment income (loss)	0.53%	(0.39%)	(1.14%)	(1.28%)	(1.41%)
Total expenses[c]	1.82%	1.72%	1.72%	1.70%	1.70%
Net expenses[d]	1.81%	1.72%	1.72%	1.70%	1.70%
Portfolio turnover rate	40%	—	58%	584%	189%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

148 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

DOW JONES INDUSTRIAL AVERAGE® FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is the Dow Jones Industrials Average® (the “underlying index”).

For the one-year period ended March 31, 2019, Dow Jones Industrial Average Fund H-Class returned 8.16% while the Dow Jones Industrial Average Index returned 10.08%. Dow Jones Industrial Average® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the Dow Jones Industrial Average Index.

The Health Care and Consumer Discretionary sectors contributed the most to performance of the underlying index during the period. The Financials and Materials sectors detracted the most from performance for the period.

Boeing Co., United Health Group, Inc., and Visa, Inc. Class A contributed the most to performance of the underlying index for the period. Top detractors to performance of the underlying index for the period were Goldman Sachs Group, Inc., International Business Machines Corp., and 3M Co.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund (effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund), Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by Guggenheim Investments. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the period, investment in the Cash Management Funds benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 149

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Inception Dates:
A-Class	December 1, 2015
C-Class	December 1, 2015
H-Class	December 1, 2015

Ten Largest Holdings (% of Total Net Assets)
Boeing Co.	7.7%
Guggenheim Ultra Short Duration Fund — Institutional Class	5.6%
Guggenheim Strategy Fund II	5.6%
UnitedHealth Group, Inc.	5.0%
3M Co.	4.2%
Goldman Sachs Group, Inc.	3.9%
Home Depot, Inc.	3.9%
Apple, Inc.	3.8%
McDonald’s Corp.	3.8%
Visa, Inc. — Class A	3.1%
Top Ten Total	46.6%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	Since Inception (12/01/15)
A-Class Shares	8.15%	12.70%
A-Class Shares with sales charge‡	3.02%	11.07%
C-Class Shares	7.37%	11.86%
C-Class Shares with CDSC§	6.37%	11.86%
H-Class Shares	8.16%	12.72%
Dow Jones Industrial Average Index	10.08%	14.52%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones Industrial Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

150 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2019
DOW JONES INDUSTRIAL AVERAGE® FUND

	Shares	Value

COMMON STOCKS† - 77.0%

Industrial - 17.2%
Boeing Co.	12,360	$4,714,351
3M Co.	12,360	2,568,161
Caterpillar, Inc.	12,360	1,674,656
United Technologies Corp.	12,360	1,593,081
Total Industrial		10,550,249

Financial - 14.0%
Goldman Sachs Group, Inc.	12,360	2,372,996
Visa, Inc. — Class A	12,360	1,930,508
Travelers Companies, Inc.	12,360	1,695,298
American Express Co.	12,360	1,350,948
JPMorgan Chase & Co.	12,360	1,251,203
Total Financial		8,600,953

Consumer, Non-cyclical - 13.4%
UnitedHealth Group, Inc.	12,360	3,056,133
Johnson & Johnson	12,360	1,727,805
Procter & Gamble Co.	12,360	1,286,058
Merck & Company, Inc.	12,360	1,027,981
Coca-Cola Co.	12,360	579,190
Pfizer, Inc.	12,360	524,929
Total Consumer, Non-cyclical		8,202,096

Consumer, Cyclical - 12.6%
Home Depot, Inc.	12,360	2,371,760
McDonald’s Corp.	12,360	2,347,164
Walmart, Inc.	12,360	1,205,471
NIKE, Inc. — Class B	12,360	1,040,836
Walgreens Boots Alliance, Inc.	12,360	782,017
Total Consumer, Cyclical		7,747,248

Technology - 10.1%
Apple, Inc.	12,360	2,347,782
International Business Machines Corp.	12,360	1,743,996
Microsoft Corp.	12,360	1,457,738
Intel Corp.	12,360	663,732
Total Technology		6,213,248

Communications - 4.5%
Walt Disney Co.	12,360	1,372,331
Verizon Communications, Inc.	12,360	730,847
Cisco Systems, Inc.	12,360	667,316
Total Communications		2,770,494

Energy - 4.1%
Chevron Corp.	12,360	1,522,505
Exxon Mobil Corp.	12,360	998,688
Total Energy		2,521,193

Basic Materials - 1.1%
DowDuPont, Inc.	12,360	658,912

Total Common Stocks
(Cost $39,581,767)		47,264,393

MUTUAL FUNDS† - 11.2%
Guggenheim Ultra Short Duration Fund — Institutional Class[1,2]	343,381	3,423,509
Guggenheim Strategy Fund II1	137,947	3,422,469
Total Mutual Funds
(Cost $6,842,917)		6,845,978

	Face Amount

U.S. TREASURY BILLS†† - 0.8%
U.S. Treasury Bills
2.39% due 05/07/19[3,4]	$430,000	428,974
2.31% due 04/02/19[4,5]	78,000	77,995
Total U.S. Treasury Bills
(Cost $506,969)		506,969

REPURCHASE AGREEMENTS††,6 - 11.1%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[3]	4,613,176	4,613,176
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[3]	1,153,294	1,153,294
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[3]	1,032,979	1,032,979
Total Repurchase Agreements
(Cost $6,799,449)		6,799,449

Total Investments - 100.1%
(Cost $53,731,102)		$61,416,789
Other Assets & Liabilities, net - (0.1)%		(46,394)
Total Net Assets - 100.0%		$61,370,395

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Equity Futures Contracts Purchased†
Dow Jones Industrial Average Index Mini Futures Contracts	20	Jun 2019	$2,593,500		$(298)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 151

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
DOW JONES INDUSTRIAL AVERAGE® FUND

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	Dow Jones Industrial Average Index	2.90%	At Maturity	04/30/19	227	$5,885,429	$68,795
BNP Paribas	Dow Jones Industrial Average Index	3.00%	At Maturity	04/29/19	212	5,490,398	64,192
						$11,375,827	$132,987

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2019.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures collateral at March 31, 2019.
[6]	Repurchase Agreements — See Note 6.
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$47,264,393	$—	$—	$47,264,393
Mutual Funds	6,845,978	—	—	6,845,978
U.S. Treasury Bills	—	506,969	—	506,969
Repurchase Agreements	—	6,799,449	—	6,799,449
Equity Index Swap Agreements**	—	132,987	—	132,987
Total Assets	$54,110,371	$7,439,405	$—	$61,549,776

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$298	$—	$—	$298

**	This derivative is reported as unrealized appreciation/depreciation at period end.

152 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
DOW JONES INDUSTRIAL AVERAGE® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19	Shares 03/31/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$4,560,661	$900,000	$(2,000,000)	$(14,570)	$(23,622)	$3,422,469	137,947	$134,010	$2,537
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	1,254,396	6,680,000	(4,500,000)	(7,689)	(3,198)	3,423,509	343,381	75,801	2,070
	$5,815,057	$7,580,000	$(6,500,000)	$(22,259)	$(26,820)	$6,845,978		$209,811	$4,607

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 153

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $40,088,736)	$47,771,362
Investments in affiliated issuers, at value(cost $6,842,917)	6,845,978
Repurchase agreements, at value (cost $6,799,449)	6,799,449
Segregated cash with broker	31,715
Unrealized appreciation on swap agreements	132,987
Receivables:
Fund shares sold	39,582
Swap settlement	30,901
Dividends	30,721
Interest	1,432
Total assets	61,684,127

Liabilities:
Payable for:
Fund shares redeemed	198,088
Management fees	36,964
Distribution and service fees	13,626
Transfer agent and administrative fees	12,541
Portfolio accounting fees	5,016
Trustees’ fees*	1,035
Variation margin on futures contracts	298
Miscellaneous	46,164
Total liabilities	313,732
Commitments and contingent liabilities (Note 13)	—
Net assets	$61,370,395

Net assets consist of:
Paid in capital	$54,085,064
Total distributable earnings (loss)	7,285,331
Net assets	$61,370,395

A-Class:
Net assets	$19,022,030
Capital shares outstanding	269,668
Net asset value per share	$70.54
Maximum offering price per share (Net asset value divided by 95.25%)	$74.06

C-Class:
Net assets	$1,731,409
Capital shares outstanding	25,188
Net asset value per share	$68.74

H-Class:
Net assets	$40,616,956
Capital shares outstanding	575,425
Net asset value per share	$70.59

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers	$952,417
Dividends from securities of affiliated issuers	209,811
Interest	165,327
Total investment income	1,327,555

Expenses:
Management fees	412,231
Distribution and service fees:
A-Class	34,144
C-Class	23,695
H-Class	97,343
Transfer agent and administrative fees	137,410
Portfolio accounting fees	54,964
Registration fees	51,841
Trustees’ fees*	16,612
Custodian fees	7,462
Line of credit fees	131
Miscellaneous	70,843
Total expenses	906,676
Less:
Expenses waived by Adviser	(1,820)
Net expenses	904,856
Net investment income	422,699

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	7,914,260
Investments in affiliated issuers	(22,259)
Distributions received from affiliated investment company shares	4,607
Swap agreements	740,086
Futures contracts	73,240
Net realized gain	8,709,934
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(4,639,370)
Investments in affiliated issuers	(26,820)
Swap agreements	59,742
Futures contracts	(1,872)
Net change in unrealized appreciation (depreciation)	(4,608,320)
Net realized and unrealized gain	4,101,614
Net increase in net assets resulting from operations	$4,524,313

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

154 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$422,699	$492,223
Net realized gain on investments	8,709,934	3,810,337
Net change in unrealized appreciation (depreciation) on investments	(4,608,320)	8,341,335
Net increase in net assets resulting from operations	4,524,313	12,643,895

Distributions to shareholders:
A-Class	(104,984)	(712,957)[1]
C-Class	(22,489)	(88,250)[1]
H-Class	(463,766)	(2,681,439)[1]
Total distributions to shareholders	(591,239)	(3,482,646)

Capital share transactions:
Proceeds from sale of shares
A-Class	78,585,897	75,731,245
C-Class	1,582,226	3,717,620
H-Class	462,514,750	363,797,720
Distributions reinvested
A-Class	76,561	643,578
C-Class	21,083	87,895
H-Class	463,042	2,680,374
Cost of shares redeemed
A-Class	(81,898,564)	(77,735,070)
C-Class	(3,347,159)	(2,868,035)
H-Class	(493,573,657)	(346,366,339)
Net increase (decrease) from capital share transactions	(35,575,821)	19,688,988
Net increase (decrease) in net assets	(31,642,747)	28,850,237

Net assets:
Beginning of year	93,013,142	64,162,905
End of year	$61,370,395	$93,013,142

Capital share activity:
Shares sold
A-Class	1,150,595	1,203,920
C-Class	23,845	57,539
H-Class	6,744,613	5,621,174
Shares issued from reinvestment of distributions
A-Class	1,155	9,598
C-Class	326	1,332
H-Class	6,984	39,952
Shares redeemed
A-Class	(1,199,548)	(1,231,228)
C-Class	(49,811)	(45,232)
H-Class	(7,217,481)	(5,348,913)
Net increase (decrease) in shares	(539,322)	308,142

[1]	For the year ended March 29, 2018, the distributions from net investment income and net realized gains were as follows (See Note 11):

Net investment income
A-Class	$(101,137)
C-Class	(12,519)
H-Class	(380,379)

Net realized gains
A-Class	$(611,820)
C-Class	(75,731)
H-Class	(2,301,060)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 155

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[a]
Per Share Data
Net asset value, beginning of period	$66.00	$58.25	$49.60	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.55	.34	.23	(.03)
Net gain (loss) on investments (realized and unrealized)	4.78	9.91	8.73	(.37)
Total from investment operations	5.33	10.25	8.96	(.40)
Less distributions from:
Net investment income	(.64)	(.35)	(.02)	—
Net realized gains	(.15)	(2.15)	(.29)	—
Total distributions	(.79)	(2.50)	(.31)	—
Net asset value, end of period	$70.54	$66.00	$58.25	$49.60

Total Return[c]	8.15%	17.55%	18.10%	(0.80%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$19,022	$20,953	$19,523	$44,351
Ratios to average net assets:
Net investment income (loss)	0.80%	0.54%	0.44%	(0.21%)
Total expenses[d]	1.61%	1.56%	1.56%	1.55%
Net expenses[e]	1.61%	1.56%	1.56%	1.55%
Portfolio turnover rate	465%	168%	668%	98%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[a]
Per Share Data
Net asset value, beginning of period	$64.81	$57.66	$49.47	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.03	(.09)	(.11)	(.07)
Net gain (loss) on investments (realized and unrealized)	4.69	9.74	8.61	(.46)
Total from investment operations	4.72	9.65	8.50	(.53)
Less distributions from:
Net investment income	(.64)	(.35)	(.02)	—
Net realized gains	(.15)	(2.15)	(.29)	—
Total distributions	(.79)	(2.50)	(.31)	—
Net asset value, end of period	$68.74	$64.81	$57.66	$49.47

Total Return[c]	7.37%	16.66%	17.21%	(1.06%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,731	$3,294	$2,144	$732
Ratios to average net assets:
Net investment income (loss)	0.04%	(0.14%)	(0.21%)	(0.43%)
Total expenses[d]	2.36%	2.30%	2.32%	2.30%
Net expenses[e]	2.36%	2.36%	2.32%	2.30%
Portfolio turnover rate	465%	168%	668%	98%

156 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DOW JONES INDUSTRIAL AVERAGE® FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Period Ended March 31, 2016[a]
Per Share Data
Net asset value, beginning of period	$66.04	$58.28	$49.59	$50.00
Income (loss) from investment operations:
Net investment income (loss)[b]	.55	.39	.28	(.03)
Net gain (loss) on investments (realized and unrealized)	4.79	9.87	8.72	(.38)
Total from investment operations	5.34	10.26	9.00	(.41)
Less distributions from:
Net investment income	(.64)	(.35)	(.02)	—
Net realized gains	(.15)	(2.15)	(.29)	—
Total distributions	(.79)	(2.50)	(.31)	—
Net asset value, end of period	$70.59	$66.04	$58.28	$49.59

Total Return	8.16%	17.54%	18.20%	(0.82%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$40,617	$68,766	$42,495	$18,923
Ratios to average net assets:
Net investment income (loss)	0.80%	0.61%	0.52%	(0.17%)
Total expenses[d]	1.62%	1.55%	1.57%	1.55%
Net expenses[e]	1.62%	1.55%	1.57%	1.55%
Portfolio turnover rate	465%	168%	668%	98%

[a]	Since commencement of operations: December 1, 2015. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 157

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for U.S. Government securities on a daily basis. The Fund’s current benchmark is 120% of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2019, the Government Long Bond 1.2x Strategy Fund Investor Class returned 5.93%. The price movement of the Long Treasury Bond was 3.03% for the period. The return of a comparison index, the Bloomberg Barclays U.S. Long Treasury Index, was 6.24%.

As prices of long-term Treasury bonds rose over the period, their yields fell from 3.19% to 2.81%. A substantial increase in capital market volatility began in the fourth quarter of 2018, when the poor performance of risk assets drove a flight to quality. Treasury yields declined 20–45 basis points across the curve, with the belly outperforming as forward-dated Federal Open Market Committee rate hikes were priced out of the market. The significant move lower in U.S. Treasury yields generated strong returns for the asset class.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the most efficient manner possible and to provide leverage and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amounts and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund (effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund), Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by Guggenheim Investments. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the period, investment in the Cash Management Funds benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

158 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Inception Dates:
Investor Class	January 3, 1994
A-Class	March 31, 2004
C-Class	May 2, 2001
H-Class	September 18, 2014

The Fund invests principally in U.S. Government securities and in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
U.S. Treasury Bond	81.7%
Guggenheim Strategy Fund II	7.6%
Guggenheim Ultra Short Duration Fund — Institutional Class	7.1%
Total	96.4%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
Investor Class Shares	5.93%	5.55%	5.04%
A-Class Shares	5.63%	5.32%	4.85%
A-Class Shares with sales charge‡	0.62%	4.30%	4.33%
C-Class Shares	4.92%	4.54%	4.03%
C-Class Shares with CDSC§	3.92%	4.54%	4.03%
Bloomberg Barclays U.S. Long Treasury Index	6.24%	5.44%	5.13%
Price Movement of Long Treasury Bond**	3.03%	2.59%	1.00%

	1 Year	Since Inception (09/18/14)
H-Class Shares	5.63%	4.42%
Bloomberg Barclays U.S. Long Treasury Index	6.24%	4.92%
Price Movement of Long Treasury Bond**	3.03%	1.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Long Treasury Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Does not reflect any interest.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 159

SCHEDULE OF INVESTMENTS	March 31, 2019
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 14.7%
Guggenheim Strategy Fund II1	415,114	$10,298,989
Guggenheim Ultra Short Duration Fund — Institutional Class[1,2]	954,890	9,520,254
Total Mutual Funds
(Cost $19,893,714)		19,819,243

	Face Amount

U.S. GOVERNMENT SECURITIES†† - 81.7%
U.S. Treasury Bond
3.00% due 02/15/49	$106,100,000	110,128,484
Total U.S. Government Securities
(Cost $105,351,327)		110,128,484

U.S. TREASURY BILLS†† - 1.3%
U.S. Treasury Bills
2.31% due 04/02/19[3,4]	1,765,000	1,764,884
Total U.S. Treasury Bills
(Cost $1,764,884)		1,764,884

REPURCHASE AGREEMENTS††,5 - 3.6%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	3,228,810	3,228,810
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	807,202	807,202
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	722,993	722,993
Total Repurchase Agreements
(Cost $4,759,005)		4,759,005

Total Investments - 101.3%
(Cost $131,768,930)		$136,471,616
Other Assets & Liabilities, net - (1.3)%		(1,724,442)
Total Net Assets - 100.0%		$134,747,174

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury Ultra Long Bond Futures Contracts	331	Jun 2019	$55,732,125	$2,455,198

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]	All or a portion of this security is pledged as futures collateral at March 31, 2019.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]	Repurchase Agreements — See Note 6.

See Sector Classification in Other Information section.

160 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
GOVERNMENT LONG BOND 1.2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$19,819,243	$—	$—	$19,819,243
U.S. Government Securities	—	110,128,484	—	110,128,484
U.S. Treasury Bills	—	1,764,884	—	1,764,884
Repurchase Agreements	—	4,759,005	—	4,759,005
Interest Rate Futures Contracts**	2,455,198	—	—	2,455,198
Total Assets	$22,274,441	$116,652,373	$—	$138,926,814

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19	Shares 03/31/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$5,370,039	$6,750,000	$(1,750,000)	$3,299	$(74,349)	$10,298,989	415,114	$221,075	$5,533
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	3,958,308	8,300,000	(2,700,000)	12,826	(50,880)	9,520,254	954,890	188,927	6,932
	$9,328,347	$15,050,000	$(4,450,000)	$16,125	$(125,229)	$19,819,243		$410,002	$12,465

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 161

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $107,116,211)	$111,893,368
Investments in affiliated issuers, at value (cost $19,893,714)	19,819,243
Repurchase agreements, at value (cost $4,759,005)	4,759,005
Receivables:
Securities sold	45,670,625
Interest	560,767
Fund shares sold	530,566
Dividends	43,629
Total assets	183,277,203

Liabilities:
Payable for:
Fund shares redeemed	48,246,929
Management fees	65,518
Transfer agent and administrative fees	27,015
Distribution and service fees	19,849
Portfolio accounting fees	13,507
Distributions to shareholders	4,583
Trustees’ fees*	2,428
Variation margin on futures contracts	149
Miscellaneous	150,051
Total liabilities	48,530,029
Commitments and contingent liabilities (Note 13)	—
Net assets	$134,747,174

Net assets consist of:
Paid in capital	$128,188,319
Total distributable earnings (loss)	6,558,855
Net assets	$134,747,174

Investor Class:
Net assets	$67,103,227
Capital shares outstanding	1,260,850
Net asset value per share	$53.22

A-Class:
Net assets	$24,639,492
Capital shares outstanding	459,451
Net asset value per share	$53.63
Maximum offering price per share (Net asset value divided by 95.25%)	$56.30

C-Class:
Net assets	$607,417
Capital shares outstanding	11,402
Net asset value per share	$53.27

H-Class:
Net assets	$42,397,038
Capital shares outstanding	790,184
Net asset value per share	$53.65

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$410,002
Interest	3,446,165
Total investment income	3,856,167

Expenses:
Management fees	645,523
Distribution and service fees:
A-Class	24,801
C-Class	10,605
H-Class	177,191
Transfer agent and administrative fees	258,211
Portfolio accounting fees	129,104
Registration fees	128,114
Trustees’ fees*	29,021
Custodian fees	17,745
Line of credit fees	518
Miscellaneous	170,841
Total expenses	1,591,674
Less:
Expenses waived by Adviser	(7,638)
Net expenses	1,584,036
Net investment income	2,272,131

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	4,910,316
Investments in affiliated issuers	16,125
Distributions received from affiliated investment company shares	12,465
Futures contracts	4,098,905
Net realized gain	9,037,811
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	1,831,668
Investments in affiliated issuers	(125,229)
Futures contracts	588,068
Net change in unrealized appreciation (depreciation)	2,294,507
Net realized and unrealized gain	11,332,318
Net increase in net assets resulting from operations	$13,604,449

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

162 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$2,272,131	$1,121,577
Net realized gain (loss) on investments	9,037,811	(1,119,827)
Net change in unrealized appreciation (depreciation) on investments	2,294,507	4,038,359
Net increase in net assets resulting from operations	13,604,449	4,040,109

Distributions to shareholders:
Investor Class	(914,867)	(430,939)[1]
A-Class	(163,323)	(148,653)[1]
C-Class	(9,678)	(5,867)[1]
H-Class	(1,184,263)	(537,560)[1]
Total distributions to shareholders	(2,272,131)	(1,123,019)

Capital share transactions:
Proceeds from sale of shares
Investor Class	731,937,613	480,561,116
A-Class	24,971,881	48,006,370
C-Class	17,049,193	3,110,311
H-Class	782,907,060	971,866,710
Distributions reinvested
Investor Class	826,982	423,760
A-Class	159,458	142,406
C-Class	9,081	5,175
H-Class	1,180,471	537,560
Cost of shares redeemed
Investor Class	(709,185,722)	(460,559,815)
A-Class	(8,255,917)	(58,360,694)
C-Class	(17,260,604)	(4,201,020)
H-Class	(821,319,993)	(910,224,198)
Net increase from capital share transactions	3,019,503	71,307,681
Net increase in net assets	14,351,821	74,224,771

Net assets:
Beginning of year	120,395,353	46,170,582
End of year	$134,747,174	$120,395,353

Capital share activity:
Shares sold
Investor Class	14,900,624	9,202,147
A-Class	500,367	912,601
C-Class	340,165	58,927
H-Class	15,608,139	18,546,801
Shares issued from reinvestment of distributions
Investor Class	16,612	8,102
A-Class	3,118	2,704
C-Class	182	99
H-Class	23,521	10,236
Shares redeemed
Investor Class	(14,388,567)	(8,804,803)
A-Class	(163,333)	(1,107,132)
C-Class	(343,065)	(79,948)
H-Class	(16,313,575)	(17,322,145)
Net increase in shares	184,188	1,427,589

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 11).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 163

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$51.21	$50.49	$58.12	$59.12	$45.80
Income (loss) from investment operations:
Net investment income (loss)[a]	.96	.80	.70	.76	.63
Net gain (loss) on investments (realized and unrealized)	2.00	.72	(5.50)	(.67)	13.34
Total from investment operations	2.96	1.52	(4.80)	.09	13.97
Less distributions from:
Net investment income	(.95)	(.80)	(.72)	(1.09)	(.65)
Net realized gains	—	—	(2.11)	—	—
Total distributions	(.95)	(.80)	(2.83)	(1.09)	(.65)
Net asset value, end of period	$53.22	$51.21	$50.49	$58.12	$59.12

Total Return	5.93%	3.01%	(8.39%)	0.33%	30.66%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$67,103	$37,496	$16,496	$56,419	$61,460
Ratios to average net assets:
Net investment income (loss)	1.94%	1.52%	1.21%	1.39%	1.21%
Total expenses[c]	1.07%	0.98%	0.98%	0.94%	0.95%
Net expenses[d]	1.06%	0.98%	0.98%	0.94%	0.95%
Portfolio turnover rate	1,182%	1,468%	2,490%	2,699%	1,932%

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$51.62	$50.87	$58.50	$59.47	$46.07
Income (loss) from investment operations:
Net investment income (loss)[a]	.83	.69	.63	.64	.51
Net gain (loss) on investments (realized and unrealized)	2.01	.74	(5.57)	(.65)	13.42
Total from investment operations	2.84	1.43	(4.94)	(.01)	13.93
Less distributions from:
Net investment income	(.83)	(.68)	(.58)	(.96)	(.53)
Net realized gains	—	—	(2.11)	—	—
Total distributions	(.83)	(.68)	(2.69)	(.96)	(.53)
Net asset value, end of period	$53.63	$51.62	$50.87	$58.50	$59.47

Total Return[b]	5.63%	2.78%	(8.54%)	0.12%	30.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24,639	$6,158	$15,827	$9,438	$3,879
Ratios to average net assets:
Net investment income (loss)	1.65%	1.31%	1.19%	1.16%	0.97%
Total expenses[c]	1.33%	1.23%	1.24%	1.20%	1.20%
Net expenses[d]	1.32%	1.23%	1.24%	1.20%	1.20%
Portfolio turnover rate	1,182%	1,468%	2,490%	2,699%	1,932%

164 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

GOVERNMENT LONG BOND 1.2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$51.24	$50.52	$58.13	$59.09	$45.79
Income (loss) from investment operations:
Net investment income (loss)[a]	.45	.27	.13	.22	.13
Net gain (loss) on investments (realized and unrealized)	2.04	.73	(5.47)	(.64)	13.30
Total from investment operations	2.49	1.00	(5.34)	(.42)	13.43
Less distributions from:
Net investment income	(.46)	(.28)	(.16)	(.54)	(.13)
Net realized gains	—	—	(2.11)	—	—
Total distributions	(.46)	(.28)	(2.27)	(.54)	(.13)
Net asset value, end of period	$53.27	$51.24	$50.52	$58.13	$59.09

Total Return[b]	4.92%	1.97%	(9.24%)	(0.62%)	29.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$607	$724	$1,770	$3,276	$2,873
Ratios to average net assets:
Net investment income (loss)	0.91%	0.52%	0.22%	0.41%	0.26%
Total expenses[c]	2.07%	1.98%	1.97%	1.95%	1.95%
Net expenses[d]	2.06%	1.98%	1.97%	1.95%	1.95%
Portfolio turnover rate	1,182%	1,468%	2,490%	2,699%	1,932%

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$51.64	$50.91	$58.55	$59.44	$48.83
Income (loss) from investment operations:
Net investment income (loss)[a]	.84	.69	.58	.61	.28
Net gain (loss) on investments (realized and unrealized)	2.01	.72	(5.53)	(.54)	10.59
Total from investment operations	2.85	1.41	(4.95)	.07	10.87
Less distributions from:
Net investment income	(.84)	(.68)	(.58)	(.96)	(.26)
Net realized gains	—	—	(2.11)	—	—
Total distributions	(.84)	(.68)	(2.69)	(.96)	(.26)
Net asset value, end of period	$53.65	$51.64	$50.91	$58.55	$59.44

Total Return	5.63%	2.74%	(8.55%)	0.26%	22.28%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$42,397	$76,018	$12,077	$49,639	$78,382
Ratios to average net assets:
Net investment income (loss)	1.67%	1.31%	1.00%	1.11%	0.89%
Total expenses[c]	1.32%	1.23%	1.22%	1.20%	1.18%
Net expenses[d]	1.31%	1.23%	1.22%	1.20%	1.18%
Portfolio turnover rate	1,182%	1,468%	2,490%	2,699%	1,932%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 165

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

OBJECTIVE: Seeks to provide total returns that inversely correlate, before fees and expenses, to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument on a daily basis. The Fund’s current benchmark is the inverse (opposite) of the daily price movement of the Long Treasury Bond. The Long Treasury Bond is the U.S. Treasury bond with the longest maturity, which is currently 30 years. The price movement of the Long Treasury Bond is based on the daily price change of the most recently issued Long Treasury Bond. The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2019, the Inverse Government Long Bond Strategy Fund Investor Class returned -4.47%. The price movement of the Long Treasury Bond was 3.03% for the period. The return of a comparison index, the Bloomberg Barclays U.S. Long Treasury Index, was 6.24%.

As prices of long-term Treasury bonds rose over the period, their yields fell from 3.19% to 2.81%. A substantial increase in capital market volatility began in the fourth quarter of 2018, when the poor performance of risk assets drove a flight to quality. Treasury yields declined 20–45 basis points across the curve, with the belly outperforming as forward-dated Federal Open Market Committee rate hikes were priced out of the market. The significant move lower in U.S. Treasury yields generated strong returns for the asset class.

Derivatives in the Fund are used to provide additional exposure to composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amounts and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund (effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund), Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by Guggenheim Investments. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the period, investment in the Cash Management Funds benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

166 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Inception Dates:
Investor Class	March 3, 1995
A-Class	March 31, 2004
C-Class	March 28, 2001
H-Class	September 18, 2014

The Fund invests principally in short sales and derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	14.1%
Guggenheim Ultra Short Duration Fund — Institutional Class	6.7%
Total	20.8%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
Investor Class Shares	(4.47%)	(6.38%)	(6.76%)
A-Class Shares	(4.74%)	(6.62%)	(6.99%)
A-Class Shares with sales charge‡	(9.27%)	(7.53%)	(7.44%)
C-Class Shares	(5.45%)	(7.31%)	(7.68%)
C-Class Shares with CDSC§	(6.39%)	(7.31%)	(7.68%)
Bloomberg Barclays U.S. Long Treasury Index	6.24%	5.44%	5.13%
Price Movement of Long Treasury Bond**	3.03%	2.59%	1.00%

	1 Year	Since Inception (09/18/14)
H-Class Shares	(4.70%)	(5.87%)
Bloomberg Barclays U.S. Long Treasury Index	6.24%	4.92%
Price Movement of Long Treasury Bond**	3.03%	1.96%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Long Treasury Index and the Price Movement of Long Treasury Bond are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structures.

**	Does not reflect any interest.
‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 167

SCHEDULE OF INVESTMENTS	March 31, 2019
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 20.8%
Guggenheim Strategy Fund II1	404,228	$10,028,908
Guggenheim Ultra Short Duration Fund — Institutional Class[1,2]	479,240	4,778,021
Total Mutual Funds
(Cost $14,772,225)		14,806,929

	Face Amount

FEDERAL AGENCY NOTES†† - 65.5%
Federal Home Loan Bank
2.50% due 10/26/22[3]	$12,500,000	12,502,788
2.92% (3 Month USD LIBOR + 0.13%, Rate Floor: 0.00%) due 07/01/20[4]	8,000,000	8,021,334
2.48% due 11/04/19[3]	1,000,000	1,000,046
2.48% (3 Month USD LIBOR - 0.14%, Rate Floor: 0.00%) due 12/18/20[4]	990,000	988,337
Freddie Mac
2.25% due 10/26/22[3]	12,500,000	12,506,889
2.25% due 11/02/22[3]	2,500,000	2,500,470
Federal Farm Credit Bank
2.70% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[4]	6,800,000	6,794,201
2.59% (U.S. Prime Rate - 2.91%, Rate Floor: 0.00%) due 01/25/21[4]	1,000,000	1,000,552
2.64% (3 Month USD LIBOR - 0.12%, Rate Floor: 0.00%) due 01/27/20[4]	900,000	899,928
2.59% (3 Month USD LIBOR - 0.01%, Rate Floor: 0.00%) due 09/23/19[4]	350,000	350,433
Total Federal Agency Notes
(Cost $46,561,692)		46,564,978

U.S. TREASURY BILLS†† - 0.6%
U.S. Treasury Bills
2.31% due 04/02/19[5,6]	394,000	393,974
Total U.S. Treasury Bills
(Cost $393,974)		393,974

REPURCHASE AGREEMENTS†† - 89.0%
Individual Repurchase Agreements[8]
Mizuho Financial Group, Inc. issued 03/29/19 at 1.85% due 04/01/19 (secured by a U.S. Treasury Bond, at a rate of 3.00% and maturing 02/15/49 as collateral, with a value of $29,708,298) to be repurchased at $29,125,640	29,121,151	29,121,151
Barclays Capital issued 03/29/19 at 0.25% due 04/01/19 (secured by a U.S. Treasury Bond, at a rate of 3.00% and maturing 02/15/49 as collateral, with a value of $27,608,780) to be repurchased at $27,063,689	27,063,125	27,063,125
Joint Repurchase Agreements[7]
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	4,757,697	4,757,697
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	1,189,424	1,189,424
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	1,065,340	1,065,340
Total Repurchase Agreements
(Cost $63,196,737)		63,196,737

Total Investments - 175.9%
(Cost $124,924,628)		124,962,618

U.S. Government Securities Sold Short††- (64.3%)
U.S. Treasury Bonds
3.00% due 02/15/49	44,000,000	(45,670,625)
Total U.S. Government Securities Sold Short
(Proceeds $44,362,426)		(45,670,625)
Other Assets & Liabilities, net - (11.6)%		(8,238,153)
Total Net Assets - 100.0%		$71,053,840

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury Ultra Long Bond Futures Contracts	172	Jun 2019	$28,960,500	$(510,992)

168 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]

Security is a step up/down bond. The coupon increases or decreases at regular intervals until the bond reaches full maturity. Rate indicated is the rate at March 31, 2019. See table below for additional step information for each security.

[4]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	All or a portion of this security is pledged as futures collateral at March 31, 2019.
[6]	Rate indicated is the effective yield at the time of purchase.
[7]	Repurchase Agreements — See Note 6.
[8]	All or a portion of this security is pledged as short security collateral at March 31, 2019.
LIBOR — London Interbank Offered Rate
USD — United States Dollar

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$14,806,929	$—	$—	$14,806,929
Federal Agency Notes	—	46,564,978	—	46,564,978
U.S. Treasury Bills	—	393,974	—	393,974
Repurchase Agreements	—	63,196,737	—	63,196,737
Total Assets	$14,806,929	$110,155,689	$—	$124,962,618

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Government Securities	$—	$45,670,625	$—	$45,670,625
Interest Rate Futures Contracts**	510,992	—	—	510,992
Total Liabilities	$510,992	$45,670,625	$—	$46,181,617

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Step Coupon Bonds

The following table discloses additional information related to step coupon bonds held by the Fund. Certain securities are subject to multiple rate changes prior to maturity. For those securities a range of rates and corresponding dates have been provided. Rates for all step coupon bonds held by the Fund are scheduled to increase, none are scheduled to decrease.

Name	Coupon Rate at Next Reset Date	Next Rate Reset Date	Future Reset Rate(s)	Future Reset Date(s)
Federal Home Loan Bank, 2.48% due 11/04/19	2.95%	04/11/19
Federal Home Loan Bank, 2.50% due 10/26/22	2.75%	04/27/19	3.00% - 6.00%	07/27/19 - 07/27/22
Freddie Mac, 2.25% due 10/26/22	2.75%	04/27/19	3.25% - 5.75%	10/27/19 - 04/27/22
Freddie Mac, 2.25% due 11/02/22	2.75%	05/03/19	3.25% - 5.50%	11/03/19 - 05/03/22

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 169

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
INVERSE GOVERNMENT LONG BOND STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19	Shares 03/31/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$10,109,753	$—	$—	$—	$(80,845)	$10,028,908	404,228	$307,136	$5,387
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	10,119,381	—	(5,300,000)	19,460	(60,820)	4,778,021	479,240	253,955	5,885
	$20,229,134	$—	$(5,300,000)	$19,460	$(141,665)	$14,806,929		$561,091	$11,272

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

170 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $46,955,666)	$46,958,952
Investments in affiliated issuers, at value (cost $14,772,225)	14,806,929
Repurchase agreements, at value (cost $63,196,737)	63,196,737
Receivables:
Fund shares sold	8,752,538
Interest	296,890
Dividends	33,444
Total assets	134,045,490

Liabilities:
Securities sold short, at value (proceeds $44,362,426)	45,670,625
Payable for:
Securities purchased	11,417,656
Fund shares redeemed	5,550,426
Interest payable on short sales	205,111
Management fees	53,697
Transfer agent and administrative fees	15,197
Distribution and service fees	10,475
Portfolio accounting fees	6,079
Trustees’ fees*	1,845
Variation margin on futures contracts	169
Miscellaneous	60,370
Total liabilities	62,991,650
Commitments and contingent liabilities (Note 13)	—
Net assets	$71,053,840

Net assets consist of:
Paid in capital	$324,885,342
Total distributable earnings (loss)	(253,831,502)
Net assets	$71,053,840

Investor Class:
Net assets	$43,149,120
Capital shares outstanding	1,304,023
Net asset value per share	$33.09

A-Class:
Net assets	$11,406,813
Capital shares outstanding	359,559
Net asset value per share	$31.72
Maximum offering price per share (Net asset value divided by 95.25%)	$33.30

C-Class:
Net assets	$6,937,249
Capital shares outstanding	251,344
Net asset value per share	$27.60

H-Class:
Net assets	$9,560,658
Capital shares outstanding	300,549
Net asset value per share	$31.81

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$561,091
Interest	3,119,123
Total investment income	3,680,214

Expenses:
Management fees	882,716
Distribution and service fees:
A-Class	32,491
C-Class	126,129
H-Class	17,447
Transfer agent and administrative fees	245,199
Short interest expense	2,567,790
Portfolio accounting fees	98,079
Trustees’ fees*	31,789
Custodian fees	13,544
Line of credit fees	592
Miscellaneous	205,993
Total expenses	4,221,769
Less:
Expenses waived by Adviser	(5,571)
Net expenses	4,216,198
Net investment loss	(535,984)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(1,002)
Investments in affiliated issuers	19,460
Distributions received from affiliated investment company shares	11,272
Futures contracts	(810,404)
Securities sold short	(3,017,371)
Net realized loss	(3,798,045)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	80,240
Investments in affiliated issuers	(141,665)
Securities sold short	1,714,161
Futures contracts	(109,586)
Net change in unrealized appreciation (depreciation)	1,543,150
Net realized and unrealized loss	(2,254,895)
Net decrease in net assets resulting from operations	$(2,790,879)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 171

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(535,984)	$(2,319,962)
Net realized loss on investments	(3,798,045)	(580,260)
Net change in unrealized appreciation (depreciation) on investments	1,543,150	(3,047,661)
Net decrease in net assets resulting from operations	(2,790,879)	(5,947,883)

Capital share transactions:
Proceeds from sale of shares
Investor Class	165,520,097	392,306,123
A-Class	8,314,612	12,549,736
C-Class	17,671,085	4,801,878
H-Class	237,606,283	910,494,247
Cost of shares redeemed
Investor Class	(199,019,343)	(394,861,848)
A-Class	(10,860,881)	(16,047,733)
C-Class	(28,733,779)	(8,746,196)
H-Class	(232,371,577)	(948,757,756)
Net decrease from capital share transactions	(41,873,503)	(48,261,549)
Net decrease in net assets	(44,664,382)	(54,209,432)

Net assets:
Beginning of year	115,718,222	169,927,654
End of year	$71,053,840	$115,718,222

Capital share activity:
Shares sold
Investor Class	4,681,218	11,336,424
A-Class	248,177	374,801
C-Class	597,564	162,474
H-Class	7,029,926	27,088,719
Shares redeemed
Investor Class	(5,632,166)	(11,417,169)
A-Class	(322,713)	(478,816)
C-Class	(973,066)	(297,115)
H-Class	(6,874,901)	(28,200,385)
Net decrease in shares	(1,245,961)	(1,431,067)

172 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$34.64	$36.02	$34.27	$35.78	$46.01
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.56)	(.88)	(1.15)	(1.15)
Net gain (loss) on investments (realized and unrealized)	(1.42)	(.82)	2.63	(.36)	(9.08)
Total from investment operations	(1.55)	(1.38)	1.75	(1.51)	(10.23)
Net asset value, end of period	$33.09	$34.64	$36.02	$34.27	$35.78

Total Return	(4.47%)	(3.83%)	5.08%	(4.22%)	(22.23%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,149	$78,110	$84,123	$89,071	$105,696
Ratios to average net assets:
Net investment income (loss)	(0.37%)	(1.63%)	(2.59%)	(3.07%)	(2.80%)
Total expenses[b]	4.12%	3.71%	3.38%	3.48%	3.15%
Net expenses[c,f]	4.12%	3.71%	3.38%	3.48%	3.15%
Portfolio turnover rate	603%	908%	1,436%	838%	2,190%

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$33.30	$34.71	$33.11	$34.66	$44.68
Income (loss) from investment operations:
Net investment income (loss)[a]	(.19)	(.63)	(.94)	(1.20)	(1.23)
Net gain (loss) on investments (realized and unrealized)	(1.39)	(.78)	2.54	(.35)	(8.79)
Total from investment operations	(1.58)	(1.41)	1.60	(1.55)	(10.02)
Net asset value, end of period	$31.72	$33.30	$34.71	$33.11	$34.66

Total Return[d]	(4.74%)	(4.06%)	4.83%	(4.47%)	(22.43%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11,407	$14,455	$18,678	$17,676	$21,580
Ratios to average net assets:
Net investment income (loss)	(0.57%)	(1.90%)	(2.85%)	(3.32%)	(3.06%)
Total expenses[b]	4.38%	3.97%	3.67%	3.75%	3.40%
Net expenses[c,f]	4.37%	3.97%	3.67%	3.75%	3.40%
Portfolio turnover rate	603%	908%	1,436%	838%	2,190%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 173

INVERSE GOVERNMENT LONG BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$29.19	$30.65	$29.46	$31.07	$40.35
Income (loss) from investment operations:
Net investment income (loss)[a]	(.43)	(.77)	(1.05)	(1.31)	(1.36)
Net gain (loss) on investments (realized and unrealized)	(1.16)	(.69)	2.24	(.30)	(7.92)
Total from investment operations	(1.59)	(1.46)	1.19	(1.61)	(9.28)
Net asset value, end of period	$27.60	$29.19	$30.65	$29.46	$31.07

Total Return[d]	(5.45%)	(4.76%)	4.04%	(5.18%)	(23.00%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,937	$18,296	$23,343	$27,899	$35,874
Ratios to average net assets:
Net investment income (loss)	(1.44%)	(2.63%)	(3.59%)	(4.08%)	(3.78%)
Total expenses[b]	5.14%	4.71%	4.41%	4.50%	4.14%
Net expenses[c,f]	5.13%	4.71%	4.41%	4.50%	4.14%
Portfolio turnover rate	603%	908%	1,436%	838%	2,190%

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$33.38	$34.83	$33.12	$34.67	$41.85
Income (loss) from investment operations:
Net investment income (loss)[a]	(.20)	(.65)	(.92)	(1.15)	(.52)
Net gain (loss) on investments (realized and unrealized)	(1.37)	(.80)	2.63	(.40)	(6.66)
Total from investment operations	(1.57)	(1.45)	1.71	(1.55)	(7.18)
Net asset value, end of period	$31.81	$33.38	$34.83	$33.12	$34.67

Total Return	(4.70%)	(4.16%)	5.13%	(4.47%)	(17.16%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,561	$4,858	$43,784	$72,833	$43,800
Ratios to average net assets:
Net investment income (loss)	(0.58%)	(1.94%)	(2.80%)	(3.17%)	(2.75%)
Total expenses[b]	4.37%	4.00%	3.60%	3.61%	3.07%
Net expenses[c,f]	4.36%	4.00%	3.60%	3.61%	3.07%
Portfolio turnover rate	603%	908%	1,436%	838%	2,190%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]

Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate is for the entire period of the Fund, not since the commencement of operations of the Class.

[f]	Total expenses may include interest expense related to short sales. Excluding interest expense, the operating expense ratios for the years presented were as follows:

	03/31/2019	03/29/2018	03/31/2017	03/31/2016	03/31/2015
Investor Class	1.50%	1.43%	1.43%	1.40%	1.40%
A-Class	1.75%	1.68%	1.63%	1.65%	1.65%
C-Class	2.50%	2.43%	2.43%	2.40%	2.41%
H-Class	1.75%	1.68%	1.68%	1.65%	1.60%

174 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the high yield bond market.

High Yield Strategy Fund H-Class returned 7.15% for the one-year period ended March 31, 2019. For comparison, the Bloomberg Barclays U.S. Corporate High Yield Index returned 5.93%.

The Fund primarily invests in credit default swaps to gain exposure similar to the high yield bond market. Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A buyer of credit default swaps is buying credit protection or mitigating credit risk. A seller of credit default swaps is selling credit protection or assuming credit risk. The Fund will normally be a seller of credit protection (assuming credit risk) as it seeks to gain exposure to the high yield bond market. In addition, the Fund may invest in bond futures for the purpose of managing duration risk. For cash management purposes, the Fund may invest in other fixed income securities and money market instruments.

Markets have been attuned to developments in leveraged credit following significant spread widening in November and December, as well as a severe deterioration in liquidity conditions, but then retracing much of it in the early months of 2019. Late 2018 and early 2019 U.S. economic data had stoked recession fears, prompting the U.S. Federal Reserve (the “Fed”) to abort its tightening cycle and the 3-month/10-year Treasury yield curve to invert, supporting high-yield corporate returns in the near term. The rally in oil also supports some upside for energy credits, which still comprise 15% of the high-yield market. Markets seem to still be grappling with questions over whether last autumn’s conditions would persist in 2019 and whether the Fed’s pivot came too late to prevent a rating downgrade and default cycle. Mixed trends in 2019’s first quarter lead to the third-lowest quarterly volume in leveraged credit issuance, and the best quarterly returns in several years.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund (effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund), Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by Guggenheim Investments. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the period, investment in the Cash Management Funds benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

THE RYDEX FUNDS ANNUAL REPORT | 175

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	8.2%
Guggenheim Strategy Fund III	6.6%
Guggenheim Ultra Short Duration Fund — Institutional Class	6.4%
Total	21.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	7.18%	4.61%	9.40%
A-Class Shares with sales charge‡	2.09%	3.60%	8.87%
C-Class Shares	6.39%	3.80%	8.57%
C-Class Shares with CDSC§	5.39%	3.80%	8.57%
H-Class Shares	7.15%	4.54%	9.40%
Bloomberg Barclays U.S. Corporate High Yield Index	5.93%	4.68%	11.26%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Bloomberg Barclays U.S. Corporate High Yield Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

176 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2019
HIGH YIELD STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 21.2%
Guggenheim Strategy Fund II1	366,118	$9,083,393
Guggenheim Strategy Fund III[1]	293,670	7,280,075
Guggenheim Ultra Short Duration Fund — Institutional Class[1,2]	708,091	7,059,670
Total Mutual Funds
(Cost $23,414,937)		23,423,138

	Face Amount

FEDERAL AGENCY NOTES†† - 32.3%
Federal Home Loan Bank
2.92% (3 Month USD LIBOR + 0.13%, Rate Floor: 0.00%) due 07/01/20[3]	$16,250,000	16,293,334
2.48% (3 Month USD LIBOR - 0.32%, Rate Floor: 0.00%) due 04/05/19[3]	1,800,000	1,799,984
Federal Farm Credit Bank
2.70% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[3]	12,500,000	12,489,341
Freddie Mac.
2.41% (U.S. Secured Overnight Financing Rate - 0.02%, Rate Floor: 0.00%) due 05/08/19[3]	5,000,000	4,999,803
Total Federal Agency Notes
(Cost $35,597,151)		35,582,462

U.S. TREASURY BILLS†† - 5.8%
U.S. Treasury Bills
2.39% due 04/09/19[4]	5,000,000	4,997,358
2.31% due 04/02/19[4,5]	1,363,000	1,362,910
Total U.S. Treasury Bills
(Cost $6,360,253)		6,360,268

REPURCHASE AGREEMENTS††,6 - 36.0%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[7]	26,932,892	26,932,892
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[7]	6,733,223	6,733,223
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[7]	6,030,796	6,030,796
Total Repurchase Agreements
(Cost $39,696,911)		39,696,911

Total Investments - 95.3%
(Cost $105,069,252)		$105,062,779
Other Assets & Liabilities, net - 4.7%		5,228,581
Total Net Assets - 100.0%		$110,291,360

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 5 Year Note Futures Contracts	815	Jun 2019	$94,457,226	$889,363

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Paid	Unrealized Appreciation**
Barclays Bank plc	ICE	CDX.NA.HY.32	5.00%	Quarterly	06/20/24	$76,200,000	$5,067,300	$4,581,136	$486,164
Goldman Sachs International	ICE	CDX.NA.HY.32	5.00%	Quarterly	06/20/24	16,100,000	1,070,650	975,964	94,686
							$6,137,950	$5,557,100	$580,850

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Index Swap Agreements††,8
Goldman Sachs International	iShares iBoxx $ High Yield Corporate Bond ETF	1.99%	At Maturity	04/26/19	181,867	$15,726,039	$120,032

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 177

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
HIGH YIELD STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	Rate indicated is the effective yield at the time of purchase.
[5]	All or a portion of this security is pledged as futures and credit default swap collateral at March 31, 2019.
[6]	Repurchase Agreements — See Note 6.
[7]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2019.
[8]	Total return based on iShares iBoxx $ High Yield Corporate Bond ETF +/- financing at variable rate. Rate indicated is the rate effective March 31, 2019.
CDX.NA.HY.32 Index — Credit Default Swap North American High Yield Series 32 Index
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
USD — United States Dollar

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$23,423,138	$—	$—	$23,423,138
Federal Agency Notes	—	35,582,462	—	35,582,462
U.S. Treasury Bills	—	6,360,268	—	6,360,268
Repurchase Agreements	—	39,696,911	—	39,696,911
Interest Rate Futures Contracts**	889,363	—	—	889,363
Credit Default Swap Agreements**	—	580,850	—	580,850
Credit Index Swap Agreements**	—	120,032	—	120,032
Total Assets	$24,312,501	$82,340,523	$—	$106,653,024

**	This derivative is reported as unrealized appreciation/depreciation at period end.

178 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
HIGH YIELD STRATEGY FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19	Shares 03/31/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$10,214,061	$450,000	$(1,500,000)	$708	$(81,376)	$9,083,393	366,118	$307,870	$5,416
Guggenheim Strategy Fund III	7,350,556	—	—	—	(70,481)	7,280,075	293,670	227,852	273
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	2,901,015	8,000,000	(3,800,000)	(10,483)	(30,862)	7,059,670	708,091	237,554	6,453
	$20,465,632	$8,450,000	$(5,300,000)	$(9,775)	$(182,719)	$23,423,138		$773,276	$12,142

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 179

HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $41,957,404)	$41,942,730
Investments in affiliated issuers, at value(cost $23,414,937)	23,423,138
Repurchase agreements, at value (cost $39,696,911)	39,696,911
Segregated cash with broker	14,777
Unamortized upfront premiums paid on credit default swap agreements	5,557,100
Unrealized appreciation on total return swap agreements	120,032
Receivables:
Fund shares sold	1,190,950
Variation margin on credit default swap agreements	346,632
Swap settlement	156,902
Protection fees on credit default swaps	157,167
Interest	171,813
Dividends	52,550
Total assets	112,830,702

Liabilities:
Segregated cash due to broker	1,247,517
Payable for:
Fund shares redeemed	969,827
Variation margin on futures contracts	126,549
Management fees	67,336
Distribution and service fees	24,007
Transfer agent and administrative fees	22,945
Portfolio accounting fees	9,178
Trustees’ fees*	3,477
Miscellaneous	68,506
Total liabilities	2,539,342
Commitments and contingent liabilities (Note 13)	—
Net assets	$110,291,360

Net assets consist of:
Paid in capital	$116,803,480
Total distributable earnings (loss)	(6,512,120)
Net assets	$110,291,360

A-Class:
Net assets	$7,630,924
Capital shares outstanding	316,701
Net asset value per share	$24.10
Maximum offering price per share (Net asset value divided by 95.25%)	$25.30

C-Class:
Net assets	$1,479,974
Capital shares outstanding	70,064
Net asset value per share	$21.12

H-Class:
Net assets	$101,180,462
Capital shares outstanding	4,204,768
Net asset value per share	$24.06

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$773,276
Interest	3,098,128
Total investment income	3,871,404

Expenses:
Management fees	1,385,814
Distribution and service fees:
A-Class	19,578
C-Class	28,716
H-Class	435,181
Transfer agent and administrative fees	461,938
Portfolio accounting fees	181,727
Trustees’ fees*	79,643
Custodian fees	26,096
Line of credit fees	253
Miscellaneous	359,536
Total expenses	2,978,482
Less:
Expenses waived by Adviser	(5,962)
Net expenses	2,972,520
Net investment income	898,884

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	8,449
Investments in affiliated issuers	(9,775)
Distributions received from affiliated investment company shares	12,142
Swap agreements	2,239,491
Futures contracts	132,119
Net realized gain	2,382,426
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(6,780)
Investments in affiliated issuers	(182,719)
Swap agreements	691,807
Futures contracts	773,577
Net change in unrealized appreciation (depreciation)	1,275,885
Net realized and unrealized gain	3,658,311
Net increase in net assets resulting from operations	$4,557,195

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

180 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$898,884	$(1,549,349)
Net realized gain on investments	2,382,426	12,969,919
Net change in unrealized appreciation (depreciation) on investments	1,275,885	(4,037,725)
Net increase in net assets resulting from operations	4,557,195	7,382,845

Distributions to shareholders:
A-Class	(200,150)	(808,414)[1]
C-Class	(81,621)	(343,527)[1]
H-Class	(6,085,861)	(14,307,211)[1]
Total distributions to shareholders	(6,367,632)	(15,459,152)

Capital share transactions:
Proceeds from sale of shares
A-Class	33,024,074	4,132,795
C-Class	3,722,190	2,367,010
H-Class	701,551,211	758,072,990
Distributions reinvested
A-Class	192,319	712,264
C-Class	71,233	313,558
H-Class	6,071,177	14,238,897
Cost of shares redeemed
A-Class	(34,350,620)	(16,256,133)
C-Class	(6,368,793)	(2,936,866)
H-Class	(628,092,339)	(1,176,443,671)
Net increase (decrease) from capital share transactions	75,820,452	(415,799,156)
Net increase (decrease) in net assets	74,010,015	(423,875,463)

Net assets:
Beginning of year	36,281,345	460,156,808
End of year	$110,291,360	$36,281,345

Capital share activity:
Shares sold
A-Class	1,392,434	165,437
C-Class	179,332	109,367
H-Class	29,879,785	30,599,728
Shares issued from reinvestment of distributions
A-Class	8,472	30,232
C-Class	3,572	14,974
H-Class	267,807	604,881
Shares redeemed
A-Class	(1,446,445)	(653,468)
C-Class	(306,384)	(133,785)
H-Class	(26,969,778)	(47,791,096)
Net increase (decrease) in shares	3,008,795	(17,053,730)

[1]	For the year ended March 29, 2018, the total distributions from net investment income and net realized gains were as follows (see Note 11).

Net investment income
A-Class	$(665,790)
C-Class	(282,920)
H-Class	(11,783,060)

Net realized gains
A-Class	$(142,624)
C-Class	(60,607)
H-Class	(2,524,151)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 181

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$23.26	$24.74	$23.32	$23.84	$22.89
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	(.08)	(.20)	(.09)	(.15)
Net gain (loss) on investments (realized and unrealized)	1.49	.62	2.09	.46	1.10
Total from investment operations	1.63	.54	1.89	.37	.95
Less distributions from:
Net investment income	(.79)	(1.66)	(.47)	(.89)	—
Net realized gains	—	(.36)	—	—	—
Total distributions	(.79)	(2.02)	(.47)	(.89)	—
Net asset value, end of period	$24.10	$23.26	$24.74	$23.32	$23.84

Total Return[b]	7.18%	2.08%	8.24%	1.66%	4.06%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,631	$8,427	$20,290	$11,787	$10,123
Ratios to average net assets:
Net investment income (loss)	0.59%	(0.31%)	(0.85%)	(0.40%)	(0.63%)
Total expenses[c]	1.61%	1.52%	1.51%	1.49%	1.50%
Net expenses[d]	1.60%	1.52%	1.51%	1.49%	1.50%
Portfolio turnover rate	21%	422%	97%	521%	393%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$20.63	$22.33	$21.25	$22.01	$21.29
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	(.22)	(.36)	(.19)	(.27)
Net gain (loss) on investments (realized and unrealized)	1.32	.54	1.91	.32	.99
Total from investment operations	1.28	.32	1.55	.13	.72
Less distributions from:
Net investment income	(.79)	(1.66)	(.47)	(.89)	—
Net realized gains	—	(.36)	—	—	—
Total distributions	(.79)	(2.02)	(.47)	(.89)	—
Net asset value, end of period	$21.12	$20.63	$22.33	$21.25	$22.01

Total Return[b]	6.39%	1.35%	7.38%	0.70%	3.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,480	$3,994	$4,533	$2,020	$3,632
Ratios to average net assets:
Net investment income (loss)	(0.21%)	(1.00%)	(1.65%)	(0.88%)	(1.25%)
Total expenses[c]	2.35%	2.27%	2.26%	2.24%	2.25%
Net expenses[d]	2.35%	2.27%	2.26%	2.24%	2.25%
Portfolio turnover rate	21%	422%	97%	521%	393%

182 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$23.23	$24.72	$23.31	$23.90	$22.94
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	(.10)	(.18)	(.15)	(.19)
Net gain (loss) on investments (realized and unrealized)	1.50	.63	2.06	.45	1.15
Total from investment operations	1.62	.53	1.88	.30	.96
Less distributions from:
Net investment income	(.79)	(1.66)	(.47)	(.89)	—
Net realized gains	—	(.36)	—	—	—
Total distributions	(.79)	(2.02)	(.47)	(.89)	—
Net asset value, end of period	$24.06	$23.23	$24.72	$23.31	$23.90

Total Return	7.15%	2.08%	8.15%	1.36%	4.14%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$101,180	$23,860	$435,334	$783,018	$621,455
Ratios to average net assets:
Net investment income (loss)	0.49%	(0.41%)	(0.74%)	(0.64%)	(0.81%)
Total expenses[c]	1.60%	1.52%	1.51%	1.49%	1.46%
Net expenses[d]	1.60%	1.52%	1.51%	1.49%	1.46%
Portfolio turnover rate	21%	422%	97%	521%	393%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 183

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

INVERSE HIGH YIELD STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that inversely correlate, before fees and expenses, to the performance of the high yield bond market.

Inverse High Yield Strategy Fund H-Class returned -5.95% for the one year period ended March 31, 2019. For comparison, the Bloomberg Barclays U.S. Corporate High Yield Index returned 5.93%.

Markets have been attuned to developments in leveraged credit following significant spread widening in November and December, as well as a severe deterioration in liquidity conditions, but then retracing much of it in the early months of 2019. Late 2018 and early 2019 U.S. economic data had stoked recession fears, prompting the U.S. Federal Reserve (the “Fed”) to abort its tightening cycle and the 3-month/10-year Treasury yield curve to invert, supporting high-yield corporate returns in the near term. The rally in oil also supports some upside for energy credits, which still comprise 15% of the high-yield market. Markets seem to still be grappling with questions over whether last autumn’s conditions would persist in 2019 and whether the Fed’s pivot came too late to prevent a rating downgrade and default cycle. Mixed trends in 2019’s first quarter lead to the third-lowest quarterly volume in leveraged credit issuance, and the best quarterly returns in several years.

Derivatives in the Fund are used to help provide exposure to the composition of the benchmark in the most efficient manner possible and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund (effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund), Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by Guggenheim Investments. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the period, investment in the Cash Management Funds benefited Fund performance.

Performance displayed represents past performance which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

184 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Inception Dates:
A-Class	April 16, 2007
C-Class	April 16, 2007
H-Class	April 16, 2007

The Fund invests principally in derivative investments such as high yield credit default swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund — Institutional Class	16.9%
Guggenheim Strategy Fund II	16.7%
Total	33.6%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	(5.93%)	(6.64%)	(12.05%)
A-Class Shares with sales charge‡	(10.40%)	(7.55%)	(12.48%)
C-Class Shares	(6.65%)	(7.22%)	(12.66%)
C-Class Shares with CDSC§	(7.58%)	(7.22%)	(12.66%)
H-Class Shares	(5.95%)	(6.27%)	(11.86%)
Bloomberg Barclays U.S. Corporate High Yield Index	5.93%	4.68%	11.26%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Index and Bloomberg Barclays U.S. Corporate High Yield Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structures.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 185

SCHEDULE OF INVESTMENTS	March 31, 2019
INVERSE HIGH YIELD STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 33.6%
Guggenheim Ultra Short Duration Fund — Institutional Class[1,2]	96,171	$958,824
Guggenheim Strategy Fund II1	38,414	953,049
Total Mutual Funds
(Cost $1,907,319)		1,911,873

	Face Amount

FEDERAL AGENCY NOTES†† - 8.8%
Federal Home Loan Bank
2.92% (3 Month USD LIBOR + 0.13%, Rate Floor: 0.00%) due 07/01/20[3]	$250,000	250,666
Federal Farm Credit Bank
2.70% (U.S. Prime Rate - 2.80%, Rate Floor: 0.00%) due 03/14/22[3]	250,000	249,787
Total Federal Agency Notes
(Cost $500,726)		500,453

U.S. TREASURY BILLS†† - 0.6%
U.S. Treasury Bills
2.31% due 04/02/19[4,5]	35,000	34,998
Total U.S. Treasury Bills
(Cost $34,998)		34,998

REPURCHASE AGREEMENTS††,6 - 54.3%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	2,098,658	2,098,658
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	524,665	524,665
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	469,930	469,930
Total Repurchase Agreements
(Cost $3,093,253)		3,093,253

Total Investments - 97.3%
(Cost $5,536,296)		$5,540,577
Other Assets & Liabilities, net - 2.7%		154,584
Total Net Assets - 100.0%		$5,695,161

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Interest Rate Futures Contracts Sold Short†
U.S. Treasury 5 Year Note Futures Contracts	48	Jun 2019	$5,563,125	$(54,275)

Centrally Cleared Credit Default Swaps Protection Purchased††

Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
Barclays Bank plc	ICE	CDX. NA. HY. 32 In2dex	5.00%	Quarterly	06/20/24	$5,400,000	$(359,100)	$(330,854)	$(28,246)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	All or a portion of this security is pledged as futures collateral at March 31, 2019.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	Repurchase Agreements — See Note 6.
CDX.NA.HY.32 Index — Credit Default Swap North American High Yield Series 32 Index
ICE — Intercontinental Exchange
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
USD — United States Dollar

See Sector Classification in Other Information section.

186 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
INVERSE HIGH YIELD STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,911,873	$—	$—	$1,911,873
Federal Agency Notes	—	500,453	—	500,453
U.S. Treasury Bills	—	34,998	—	34,998
Repurchase Agreements	—	3,093,253	—	3,093,253
Total Assets	$1,911,873	$3,628,704	$—	$5,540,577

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Interest Rate Futures Contracts**	$54,275	$—	$—	$54,275
Credit Default Swap Agreements**	—	28,246	—	28,246
Total Liabilities	$54,275	$28,246	$—	$82,521

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19	Shares 03/31/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$1,070,732	$—	$(110,000)	$(264)	$(7,419)	$953,049	38,414	$29,294	$512
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	1,073,016	—	(110,000)	(308)	(3,884)	958,824	96,171	26,944	698
	$2,143,748	$—	$(220,000)	$(572)	$(11,303)	$1,911,873		$56,238	$1,210

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 187

INVERSE HIGH YIELD STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $535,724)	$535,451
Investments in affiliated issuers, at value (cost $1,907,319)	1,911,873
Repurchase agreements, at value (cost $3,093,253)	3,093,253
Segregated cash with broker	563,453
Receivables:
Variation margin on futures contracts	7,500
Dividends	4,194
Interest	2,815
Total assets	6,118,539

Liabilities:
Unamortized upfront premiums received on credit default swap agreements	330,854
Payable for:
Fund shares redeemed	30,674
Variation margin on credit default swap agreements	26,912
Swap settlement	13,334
Protection fees payable from credit default swap	9,278
Management fees	3,557
Distribution and service fees	1,748
Transfer agent and administrative fees	1,254
Portfolio accounting fees	501
Trustees’ fees*	129
Miscellaneous	5,137
Total liabilities	423,378
Commitments and contingent liabilities (Note 13)	—
Net assets	$5,695,161

Net assets consist of:
Paid in capital	$15,654,157
Total distributable earnings (loss)	(9,958,996)
Net assets	$5,695,161

A-Class:
Net assets	$282,067
Capital shares outstanding	4,665
Net asset value per share	$60.47
Maximum offering price per share (Net asset value divided by 95.25%)	$63.49

C-Class:
Net assets	$738,362
Capital shares outstanding	13,242
Net asset value per share	$55.76

H-Class:
Net assets	$4,674,732
Capital shares outstanding	75,435
Net asset value per share	$61.97

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$56,238
Interest	98,376
Total investment income	154,614

Expenses:
Management fees	51,648
Distribution and service fees:
A-Class	4,008
C-Class	7,263
H-Class	11,392
Transfer agent and administrative fees	17,216
Portfolio accounting fees	6,886
Registration fees	6,258
Trustees’ fees*	1,787
Custodian fees	932
Line of credit fees	1
Miscellaneous	8,675
Total expenses	116,066
Less:
Expenses waived by Adviser	(774)
Net expenses	115,292
Net investment income	39,322

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	19
Investments in affiliated issuers	(572)
Distributions received from affiliated investment company shares	1,210
Swap agreements	(280,558)
Futures contracts	(159,675)
Net realized loss	(439,576)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(273)
Investments in affiliated issuers	(11,303)
Swap agreements	(4,333)
Futures contracts	(16,075)
Net change in unrealized appreciation (depreciation)	(31,984)
Net realized and unrealized loss	(471,560)
Net decrease in net assets resulting from operations	$(432,238)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

188 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$39,322	$(18,753)
Net realized loss on investments	(439,576)	(332,311)
Net change in unrealized appreciation (depreciation) on investments	(31,984)	(40,159)
Net decrease in net assets resulting from operations	(432,238)	(391,223)

Capital share transactions:
Proceeds from sale of shares
A-Class	22,769,190	71,577,701
C-Class	1,045,645	771,206
H-Class	67,200,629	182,822,905
Cost of shares redeemed
A-Class	(31,262,861)	(63,476,613)
C-Class	(1,031,000)	(1,008,057)
H-Class	(70,863,890)	(188,837,575)
Net increase (decrease) from capital share transactions	(12,142,287)	1,849,567
Net increase (decrease) in net assets	(12,574,525)	1,458,344

Net assets:
Beginning of year	18,269,686	16,811,342
End of year	$5,695,161	$18,269,686

Capital share activity:
Shares sold
A-Class	358,058	1,105,394
C-Class	17,880	12,783
H-Class	1,026,778	2,774,508
Shares redeemed
A-Class	(489,454)	(983,238)
C-Class	(17,510)	(16,819)
H-Class	(1,084,207)	(2,861,058)
Net increase (decrease) in shares	(188,455)	31,570

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 189

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$64.28	$65.78	$71.69	$76.94	$85.28
Income (loss) from investment operations:
Net investment income (loss)[a]	.42	(.07)	(.51)	(.80)	(.84)
Net gain (loss) on investments (realized and unrealized)	(4.23)	(1.43)	(5.40)	(4.45)	(7.50)
Total from investment operations	(3.81)	(1.50)	(5.91)	(5.25)	(8.34)
Net asset value, end of period	$60.47	$64.28	$65.78	$71.69	$76.94

Total Return[b]	(5.93%)	(2.28%)	(8.26%)	(6.81%)	(9.59%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$282	$8,746	$915	$2,642	$372
Ratios to average net assets:
Net investment income (loss)	0.66%	(0.12%)	(0.74%)	(1.07%)	(1.02%)
Total expenses[c]	1.60%	1.52%	1.52%	1.50%	1.52%
Net expenses[d]	1.60%	1.52%	1.52%	1.50%	1.52%
Portfolio turnover rate	—	41%	480%	1,722%	784%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$59.73	$61.63	$67.67	$73.24	$81.11
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	(.39)	(.85)	(1.16)	(1.20)
Net gain (loss) on investments (realized and unrealized)	(3.98)	(1.51)	(5.19)	(4.41)	(6.67)
Total from investment operations	(3.97)	(1.90)	(6.04)	(5.57)	(7.87)
Net asset value, end of period	$55.76	$59.73	$61.63	$67.67	$73.24

Total Return[b]	(6.65%)	(3.08%)	(8.97%)	(7.59%)	(9.49%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$738	$769	$1,042	$1,653	$734
Ratios to average net assets:
Net investment income (loss)	0.02%	(0.65%)	(1.32%)	(1.60%)	(1.53%)
Total expenses[c]	2.36%	2.27%	2.27%	2.25%	2.25%
Net expenses[d]	2.35%	2.27%	2.27%	2.25%	2.25%
Portfolio turnover rate	—	41%	480%	1,722%	784%

190 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE HIGH YIELD STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$65.89	$67.70	$72.70	$77.91	$85.66
Income (loss) from investment operations:
Net investment income (loss)[a]	.41	(.12)	(.74)	(.64)	(.76)
Net gain (loss) on investments (realized and unrealized)	(4.33)	(1.69)	(4.26)	(4.57)	(6.99)
Total from investment operations	(3.92)	(1.81)	(5.00)	(5.21)	(7.75)
Net asset value, end of period	$61.97	$65.89	$67.70	$72.70	$77.91

Total Return	(5.95%)	(2.67%)	(6.90%)	(6.67%)	(8.84%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,675	$8,755	$14,855	$2,513	$2,124
Ratios to average net assets:
Net investment income (loss)	0.63%	(0.18%)	(1.06%)	(0.84%)	(0.93%)
Total expenses[c]	1.61%	1.52%	1.52%	1.50%	1.51%
Net expenses[d]	1.59%	1.52%	1.52%	1.50%	1.51%
Portfolio turnover rate	—	41%	480%	1,722%	784%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 1:4 shares split effective November 4, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 191

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

U.S. GOVERNMENT MONEY MARKET FUND

OBJECTIVE: Seeks to provide security of principal, high current income, and liquidity.

For the one-year period ended March 31, 2019, U.S. Government Money Market Fund returned 1.10%.

Late 2018 and early 2019 U.S. economic data stoked recession fears, prompting the Fed to abort its tightening cycle and the 3-month/10-year Treasury yield curve to invert. Appropriately, the Fed validated the policy pivot it communicated in January by leaving rates unchanged at the March 2019 Federal Open Market Committee meeting, with the median projection for Fed funds suggesting no rate hikes this year.

Housing activity weakened markedly in the second half of 2018, personal spending growth decelerated, job gains moderated, and industrial production growth slowed. However, first-quarter 2019 real gross domestic product (“GDP”) surprised everyone by posting a growth rate of 3.2%. While this number benefited from big contributions from inventories and trade, the decline in interest rates and recovery in risk assets could support U.S. economic growth in the second and third quarters of 2019.

The underlying trend in growth is stronger, but it has been understated in the data by seasonal statistical distortions, the government shutdown, inclement weather, and a delay in the disbursement of tax refunds. The decline in interest rates and recovery in risk assets could support U.S. economic growth in the later quarters of 2019.

Performance displayed represents past performance which is no guarantee of future results.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

FADN – Federal Agency Discount Note
FAN – Federal Agency Note

Inception Date: June 18, 2012

The Fund invests principally in money market instruments issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities and enters into repurchase agreements fully collateralized by U.S. government securities.

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	Since Inception (06/18/12)
U.S. Government Money Market Fund	1.10%	0.27%	0.20%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes.

192 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2019
U.S. GOVERNMENT MONEY MARKET FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 69.5%
Federal Farm Credit Bank
2.55% (U.S. Prime Rate - 2.95%, Rate Floor: 0.00%) due 09/25/19[1]	$72,000,000	$72,007,371
2.44% (U.S. Prime Rate - 3.06%, Rate Floor: 0.00%) due 06/05/19[1]	45,000,000	44,991,897
2.39% (Fed Funds Effective Rate - 0.03%, Rate Floor: 0.00%) due 04/25/19[1]	5,000,000	4,999,778
2.53% (U.S. Prime Rate - 2.97%, Rate Floor: 0.00%) due 01/24/20[1]	2,000,000	1,999,827
2.43% (U.S. Prime Rate - 3.08%, Rate Floor: 0.00%) due 09/05/19[1]	2,000,000	1,999,185
2.64% (3 Month USD LIBOR - 0.12%, Rate Floor: 0.00%) due 01/27/20[1]	1,000,000	1,000,083
1.45% due 06/03/19	1,000,000	998,090
1.52% due 06/24/19	1,000,000	997,459
Federal Home Loan Bank
2.45% (3 Month USD LIBOR - 0.35%, Rate Floor: 0.00%) due 04/01/19[1]	50,000,000	50,000,000
2.32% (3 Month USD LIBOR - 0.26%, Rate Floor: 0.00%) due 10/11/19[1]	17,285,000	17,273,448
2.48% (3 Month USD LIBOR - 0.32%, Rate Floor: 0.00%) due 04/12/19[1]	7,900,000	7,899,792
1.63% due 06/14/19	6,275,000	6,262,933
1.38% due 05/28/19	6,155,000	6,143,869
2.43% (3 Month USD LIBOR - 0.18%, Rate Floor: 0.00%) due 09/27/19[1]	6,000,000	6,001,679
2.45% (3 Month USD LIBOR - 0.16%, Rate Floor: 0.00%) due 06/27/19[1]	5,685,000	5,685,097
1.02% due 05/24/19	3,485,000	3,477,891
2.44% (3 Month USD LIBOR - 0.16%, Rate Floor: 0.00%) due 06/12/19[1]	3,000,000	3,000,668
Farmer Mac
2.54% (U.S. Prime Rate - 2.96%, Rate Floor: 0.00%) due 12/23/19[1]	28,000,000	28,000,000
Fannie Mae
2.46% (3 Month USD LIBOR - 0.15%, Rate Floor: 0.00%) Due 03/13/20[1]	18,500,000	18,493,542
2.60% (U.S. Secured Overnight Financing Rate + 0.16%, Rate Floor: 0.00%) due 01/30/20[1]	2,431,000	2,432,605
2.51% (U.S. Secured Overnight Financing Rate + 0.07%, Rate Floor: 0.00%) due 10/30/19[1]	375,000	374,998
Freddie Mac
1.30% due 05/24/19	3,000,000	2,994,552
Total Federal Agency Notes
(Cost $287,034,764)		287,034,764

U.S. TREASURY BILLS†† - 9.7%
U.S. Treasury Bills
2.05% due 04/30/19[2]	40,000,000	39,924,867
Total U.S. Treasury Bills
(Cost $39,924,867)		39,924,867

FEDERAL AGENCY DISCOUNT NOTES†† - 0.3%
Federal Home Loan Bank
2.06% due 04/01/19[2]	1,475,000	1,475,000
Total Federal Agency Discount Notes
(Cost $1,475,000)		1,475,000

REPURCHASE AGREEMENTS††,3 - 35.6%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	99,828,014	99,828,014
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	24,957,004	24,957,004
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	22,353,424	22,353,424
Total Repurchase Agreements
(Cost $147,138,442)		147,138,442

Total Investments - 115.1%
(Cost $475,573,073)		$475,573,073
Other Assets & Liabilities, net - (15.1)%		(62,373,410)
Total Net Assets - 100.0%		$413,199,663

††	Value determined based on Level 2 inputs — See Note 4.
[1]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
LIBOR— London Interbank Offered Rate
USD — United States Dollar

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 193

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
U.S. GOVERNMENT MONEY MARKET FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Federal Agency Notes	$—	$287,034,764	$—	$287,034,764
U.S. Treasury Bills	—	39,924,867	—	39,924,867
Federal Agency Discount Notes	—	1,475,000	—	1,475,000
Repurchase Agreements	—	147,138,442	—	147,138,442
Total Assets	$—	$475,573,073	$—	$475,573,073

194 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value (cost $328,434,631)	$328,434,631
Repurchase agreements, at value (cost $147,138,442)	147,138,442
Receivables:
Fund shares sold	10,750,658
Interest	791,948
Total assets	487,115,679

Liabilities:
Overdraft due to custodian bank	36,832
Payable for:
Securities purchased	39,924,867
Fund shares redeemed	33,260,836
Management fees	179,219
Transfer agent and administrative fees	71,688
Portfolio accounting fees	32,191
Trustees' fees*	9,178
Distributions to shareholders	3,186
Miscellaneous	398,019
Total liabilities	73,916,016
Commitments and contingent liabilities (Note 13)	—
Net assets	$413,199,663

Net assets consist of:
Paid in capital	$413,104,174
Total distributable earnings (loss)	95,489
Net assets	$413,199,663
Capital shares outstanding	413,082,916
Net asset value per share	$1.00

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Interest	$10,461,686
Other income	131
Total investment income	10,461,817

Expenses:
Management fees	2,438,555
Transfer agent and administrative fees	975,433
Portfolio accounting fees	423,915
Registration fees	404,351
Trustees' fees*	140,798
Custodian fees	67,070
Miscellaneous	661,827
Total expenses	5,111,949
Net investment income	5,349,868

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	23,456
Net realized gain	23,456
Net increase in net assets resulting from operations	$5,373,324

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 195

U.S. GOVERNMENT MONEY MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$5,349,868	$1,142,865
Net realized gain on investments	23,456	36,028
Net change in unrealized appreciation (depreciation) on investments	—	—
Net increase in net assets resulting from operations	5,373,324	1,178,893

Distributions to shareholders	(5,349,868)	(1,140,517)[1]

Capital share transactions:
Proceeds from sale of shares	6,239,411,232	6,610,194,685
Distributions reinvested	5,296,314	1,140,517
Cost of shares redeemed	(6,376,058,992)	(6,694,359,755)
Net decrease from capital share transactions	(131,351,446)	(83,024,553)
Net decrease in net assets	(131,327,990)	(82,986,177)

Net assets:
Beginning of year	544,527,653	627,513,830
End of year	$413,199,663	$544,527,653

Capital share activity:
Shares sold	6,239,411,231	6,610,188,136
Shares issued from reinvestment of distributions	5,293,026	1,146,944
Shares redeemed	(6,376,058,978)	(6,694,359,756)
Net decrease in shares	(131,354,721)	(83,024,676)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 11).

196 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

U.S. GOVERNMENT MONEY MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)[a]	.01	— [b]	— [b]	— [b]	— [b]
Net gain (loss) on investments (realized and unrealized)	—	— [b]	— [b]	— [b]	— [b]
Total from investment operations	.01	— [b]	— [b]	— [b]	— [b]
Less distributions from:
Net investment income	(.01)	(—)[b]	(—)[b]	(—)[b]	(—)[b]
Net realized gains	—	—	(—)[b]	—	(—)[b]
Total distributions	(.01)	(—)[b]	(—)[b]	(—)[b]	(—)[b]
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return	1.10%	0.22%	0.01%	0.00%	0.00%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$413,200	$544,528	$627,514	$643,872	$694,549
Ratios to average net assets:
Net investment income (loss)	1.10%	0.22%	0.00%[c]	0.00%[c]	0.00%[c]
Total expenses	1.05%	0.96%	0.95%	0.91%	0.92%
Net expenses[d]	1.05%	0.94%	0.47%	0.22%	0.08%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Less than $0.01 per share.
[c]	Less than 0.01%.
[d]	Net expense information reflects the expense ratio after expense waivers, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 197

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2019, the Trust consisted of fifty-two funds.

C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

This report covers the Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance Nasdaq-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund, and U.S. Government Money Market Fund (the “Funds”), each a non-diversified investment company with the exception of the U.S. Government Money Market Fund, which is a diversified investment company. Only Investor Class, A-Class, C-Class, H-Class and Money Market Class shares had been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of the fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually at 4:00 p.m. for the Russell 2000® Fund and the S&P 500® Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 31, 2019, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures,

198 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (NYSE or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds are valued at the last quoted sale price.

The U.S. Government Money Market Fund values debt securities at amortized cost pursuant to Rule 2a-7 of the 1940 Act, which approximates market value.

With the exception of the U.S. Government Money Market Fund, U.S. government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements and credit default swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to

THE RYDEX FUNDS ANNUAL REPORT | 199

NOTES TO FINANCIAL STATEMENTS (continued)

reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(d) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(e) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

OTC and centrally-credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2019, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Dividends from net investment income are declared daily in the Government Long Bond 1.2x Strategy Fund and the U.S. Government Money Market Fund. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions of net investment income in the remaining Funds and distributions of net realized gains, if any, in all Funds are declared at least annually and recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

200 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.43% at March 31, 2019.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

THE RYDEX FUNDS ANNUAL REPORT | 201

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$64,390,878	$—
S&P 500® Fund	Index exposure, Liquidity	3,171,631	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	2,773,253
Monthly Rebalance Nasdaq-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	27,773,764	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	690,998
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	5,029,440	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	83,180
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	211,948	—
Russell 2000® Fund	Index exposure, Liquidity	4,679,261	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	774,956
Dow Jones Industrial Average® Fund	Index exposure, Liquidity	4,842,458	—
Government Long Bond 1.2x Strategy Fund	Duration, Index exposure, Leverage, Liquidity	58,841,141	—
Inverse Government Long Bond Strategy Fund	Duration, Index exposure, Liquidity	—	19,625,961
High Yield Strategy Fund	Duration, Index exposure, Liquidity	151,998,987	—
Inverse High Yield Strategy Fund	Duration, Index exposure, Liquidity	—	5,776,803

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or basket) for a fixed or variable interest rate. Index swaps will usually be computed based on the current index value as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing a total return index swap bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying index declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Nova Fund	Index exposure, Leverage, Liquidity	$212,034,675	$—
S&P 500® Fund	Index exposure, Liquidity	16,704,661	—
Inverse S&P 500® Strategy Fund	Index exposure, Liquidity	—	72,043,491
Monthly Rebalance Nasdaq-100® 2x Strategy Fund	Index exposure, Leverage, Liquidity	111,085,476	—
Inverse NASDAQ-100® Strategy Fund	Index exposure, Liquidity	—	18,405,139
Mid-Cap 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	24,114,434	—
Inverse Mid-Cap Strategy Fund	Index exposure, Liquidity	—	976,889
Russell 2000® 1.5x Strategy Fund	Index exposure, Leverage, Liquidity	13,326,510	—
Russell 2000® Fund	Index exposure, Liquidity	21,229,265	—
Inverse Russell 2000® Strategy Fund	Index exposure, Liquidity	—	13,269,221
Dow Jones Industrial Average® Fund	Index exposure, Liquidity	9,859,364	—
High Yield Strategy Fund	Duration, Index exposure, Liquidity	14,027,434	—

202 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. A fund enters into credit default swaps as a “seller” or “buyer” of protection primarily to gain or reduce exposure to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. The buyer in a credit default swap is obligated to pay the seller a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If a credit event occurs, as defined under the terms of the swap agreement, the seller will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or underlying securities comprising the reference index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation or underlying securities comprising the reference index. The notional principal reflects the maximum potential amount the seller of credit protection could be required to pay to the buyer if a credit event occurs. The seller of protection receives periodic premium payments from the buyer and may also receive or pay an upfront premium adjustment to the stated periodic payments. In the event a credit default occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per event. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Protection Purchased	Protection Sold
High Yield Strategy Fund	Duration, Index exposure, Liquidity	$—	$9,558,594
Inverse High Yield Strategy Fund	Duration, Index exposure, Liquidity	283,965	—

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Variation margin on futures contracts	Variation margin on futures contracts
Equity/Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Credit contracts	Variation margin on credit default swap agreements	Variation margin on credit default swap agreements
	Unamortized upfront premiums paid on credit default swap agreements	Unamortized upfront premiums received on credit default swap agreements

THE RYDEX FUNDS ANNUAL REPORT | 203

NOTES TO FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2019:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 31, 2019
Nova Fund	$2,979,682	$1,331,489	$—	$—	$4,311,171
S&P 500® Fund	121	189,120	—	—	189,241
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	834,964	1,203,977	—	—	2,038,941
Mid-Cap 1.5x Strategy Fund	36,123	311,377	—	—	347,500
Russell 2000® 1.5x Strategy Fund	—	110,098	—	—	110,098
Russell 2000® Fund	1,997	156,931	—	—	158,928
Dow Jones Industrial Average® Fund	—	132,987	—	—	132,987
Government Long Bond 1.2x Strategy Fund	—	—	2,455,198	—	2,455,198
High Yield Strategy Fund	—	—	889,363	700,882	1,590,245

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 31, 2019
Inverse S&P 500® Strategy Fund	$17,143	$588,758	$—	$—	$605,901
Inverse NASDAQ-100® Strategy Fund	13,917	71,357	—	—	85,274
Inverse Mid-Cap Strategy Fund	—	10,044	—	—	10,044
Inverse Russell 2000® Strategy Fund	13,457	111,089	—	—	124,546
Dow Jones Industrial Average® Fund	298	—	—	—	298
Inverse Government Long Bond Strategy Fund	—	—	510,992	—	510,992
Inverse High Yield Strategy Fund	—	—	54,275	28,246	82,521

*

Includes cumulative appreciation (depreciation) of futures contracts and credit default swaps as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

204 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$(4,341,955)	$6,409,127	$—	$—	$2,067,172
S&P 500® Fund	(452,276)	(3,958,861)	—	—	(4,411,137)
Inverse S&P 500® Strategy Fund	(863,304)	(6,592,935)	—	—	(7,456,239)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	221,714	20,613,740	—	—	20,835,454
Inverse NASDAQ-100® Strategy Fund	116,293	(2,935,479)	—	—	(2,819,186)
Mid-Cap 1.5x Strategy Fund	(2,813,489)	(2,601,114)	—	—	(5,414,603)
Inverse Mid-Cap Strategy Fund	(29,462)	(99,733)	—	—	(129,195)
Russell 2000® 1.5x Strategy Fund	1,565,074	1,469,154	—	—	3,034,228
Russell 2000® Fund	(1,748,533)	825,298	—	—	(923,235)
Inverse Russell 2000® Strategy Fund	129,847	(169,782)	—	—	(39,935)
Dow Jones Industrial Average® Fund	73,240	740,086	—	—	813,326
Government Long Bond 1.2x Strategy Fund	—	—	4,098,905	—	4,098,905
Inverse Government Long Bond Strategy Fund	—	—	(810,404)	—	(810,404)
High Yield Strategy Fund	—	—	132,119	2,239,491	2,371,610
Inverse High Yield Strategy Fund	—	—	(159,675)	(280,558)	(440,233)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Nova Fund	$14,955,565	$607,924	$—	$—	$15,563,489
S&P 500® Fund	10,689	3,259	—	—	13,948
Inverse S&P 500® Strategy Fund	(5,947)	(183,662)	—	—	(189,609)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	928,987	590,798	—	—	1,519,785
Inverse NASDAQ-100® Strategy Fund	(13,917)	(249,192)	—	—	(263,109)
Mid-Cap 1.5x Strategy Fund	448,848	209,381	—	—	658,229
Inverse Mid-Cap Strategy Fund	—	(5,880)	—	—	(5,880)
Russell 2000® 1.5x Strategy Fund	(6,810)	9,813	—	—	3,003
Russell 2000® Fund	93,316	(29,187)	—	—	64,129
Inverse Russell 2000® Strategy Fund	(36,256)	(129,054)	—	—	(165,310)
Dow Jones Industrial Average® Fund	(1,872)	59,742	—	—	57,870
Government Long Bond 1.2x Strategy Fund	—	—	588,068	—	588,068
Inverse Government Long Bond Strategy Fund	—	—	(109,586)	—	(109,586)
High Yield Strategy Fund	—	—	773,577	691,807	1,465,384
Inverse High Yield Strategy Fund	—	—	(16,075)	(4,333)	(20,408)

In conjunction with short sales and the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

THE RYDEX FUNDS ANNUAL REPORT | 205

NOTES TO FINANCIAL STATEMENTS (continued)

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Nova Fund	Swap equity contracts	$1,331,489	$—	$1,331,489	$—	$—	$1,331,489
S&P 500® Fund	Swap equity contracts	189,120	—	189,120	—	—	189,120
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Swap equity contracts	1,203,977	—	1,203,977	—	—	1,203,977
Mid-Cap 1.5x Strategy Fund	Swap equity contracts	311,377	—	311,377	—	—	311,377
Russell 2000® 1.5x Strategy Fund	Swap equity contracts	110,098	—	110,098	—	—	110,098
Russell 2000® Fund	Swap equity contracts	156,931	—	156,931	—	—	156,931
Dow Jones Industrial Average® Fund	Swap equity contracts	132,987	—	132,987	—	—	132,987
High Yield Strategy Fund	Swap credit contracts	120,032	—	120,032	—	(120,032)	—

206 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset In the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Inverse S&P 500® Strategy Fund	Swap equity contracts	$588,758	$—	$588,758	$(76,769)	$(511,989)	$—
Inverse NASDAQ-100® Strategy Fund	Swap equity contracts	71,357	—	71,357	(70,319)	(1,038)	—
Inverse Mid-Cap Strategy Fund	Swap equity contracts	10,044	—	10,044	(1,499)	—	8,545
Inverse Russell 2000® Strategy Fund	Swap equity contracts	111,089	—	111,089	(111,089)	—	—

[1]	Exchange-traded or centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2019.

Fund	Counterparty/Clearing Agent	Asset Type	Cash Pledged	Cash Received
Nova Fund	Barclays Bank plc	Total return swap agreements	$140,000	$—
	Goldman Sachs Group	Futures contracts	64,640	—
			204,640	—
S&P 500® Fund	Barclays Bank plc	Total return swap agreements	680,000	—
Inverse S&P 500® Strategy Fund	Barclays Bank plc	Total return swap agreements	1,040,000	—
	Goldman Sachs Group	Futures contracts	47,068	—
			1,087,068	—
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	Barclays Bank plc	Total return swap agreements	1,771,000	—
Inverse NASDAQ-100® Strategy Fund	Barclays Bank plc	Total return swap agreements	1,038	—
Russell 2000® Fund	Goldman Sachs Group	Futures contracts	106,500	—
Inverse Russell 2000® Strategy Fund	Goldman Sachs Group	Futures contracts	17,166	—
Dow Jones Industrial Average® Fund	Barclays Bank plc	Total return swap agreements	31,715	—
High Yield Strategy Fund	Barclays Bank plc	Credit default swap agreements	—	499,772
	Goldman Sachs Group	Credit default swap agreements	—	747,745
	Goldman Sachs Group	Futures contracts	14,777	—
			14,777	1,247,517
Inverse High Yield Strategy Fund	Barclays Bank plc	Credit default swap agreements	563,453	—
Mid-Cap 1.5x Strategy Fund	Barclays Bank plc	Total return swap agreements	15,142	—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	quoted prices in active markets for identical assets or liabilities.

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

THE RYDEX FUNDS ANNUAL REPORT | 207

NOTES TO FINANCIAL STATEMENTS (continued)

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Nova Fund	0.75%
S&P 500® Fund	0.75%
Inverse S&P 500® Strategy Fund	0.90%
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	0.90%
Inverse NASDAQ-100® Strategy Fund	0.90%
Mid-Cap 1.5x Strategy Fund	0.90%
Inverse Mid-Cap Strategy Fund	0.90%
Russell 2000® 1.5x Strategy Fund	0.90%
Russell 2000® Fund	0.75%
Inverse Russell 2000® Strategy Fund	0.90%
Dow Jones Industrial Average® Fund	0.75%
Government Long Bond 1.2x Strategy Fund	0.50%
Inverse Government Long Bond Strategy Fund	0.90%
High Yield Strategy Fund	0.75%
Inverse High Yield Strategy Fund	0.75%
U.S. Government Money Market Fund	0.50%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2019, GFD retained sales charges of $104,650 relating to sales of A-Class shares of the Trust.

208 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

If a Fund invests in a fund that is advised by the same advisor or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended March 31, 2019, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Nova Fund	$6,187
Inverse S&P 500® Strategy Fund	4,197
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	3,724
Inverse NASDAQ-100® Strategy Fund	2,665
Mid-Cap 1.5x Strategy Fund	4,415
Inverse Mid-Cap Strategy Fund	193
Russell 2000® 1.5x Strategy Fund	2,141
Inverse Russell 2000® Strategy Fund	1,183
Dow Jones Industrial Average® Fund	1,820
Government Long Bond 1.2x Strategy Fund	7,638
Inverse Government Long Bond Strategy Fund	5,571
High Yield Strategy Fund	5,962
Inverse High Yield Strategy Fund	774

GI has contractually agreed to reduce fees and/or reimburse expenses for the Monthly Rebalance NASDAQ-100 2x Strategy Fund to the extent necessary to keep net operating expenses for A-Class, C-Class and H-Class shares ( including Rule 12b-1 fees if any) (excluding brokerage, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) from exceeding 1.35%, 2.10% and 1.35% of the Fund’s A-Class, C-Class and H-Class shares average daily net assets, respectively. The Total Annual Fund Operating Expenses After Fee Waiver and /or Expense Reimbursement includes Excluded Expenses and, thus, from time to time may be higher than 1.35%, 2.10% and 1.35%, respectively. This agreement may be terminated only with the approval of the Fund’s Board of Trustees.

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. U.S Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Funds’ average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

THE RYDEX FUNDS ANNUAL REPORT | 209

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2019, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S. Treasury Note
2.55%			2.38%
Due 04/01/19	$291,165,248	$291,227,121	03/15/21	$296,224,000	$296,987,527

			U.S. Treasury Bill
			0.00%
			04/25/19	1,100	1,098
				296,225,100	296,988,625

Bank of America Merrill Lynch			U.S. TIP Note
2.55%			0.63%
Due 04/01/19	72,791,312	72,806,780	04/15/23	73,556,260	74,247,198

Barclays Capital			U.S. TIP Note
2.40%			2.13%
Due 04/01/19	65,197,533	65,210,573	02/15/40	53,332,105	66,501,535

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2019, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Nova Fund	$451,671	$(451,671)	$—	$459,122	$—	$459,122
S&P 500® Fund	272,244	(272,244)	—	276,432	—	276,432
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	362,027	(362,027)	—	367,635	—	367,635
Mid-Cap 1.5x Strategy Fund	7,831	(7,831)	—	8,017	—	8,017
Russell 2000® 1.5x Strategy Fund	9,269	(9,269)	—	9,570	—	9,570
Russell 2000® Fund	395,997	(395,997)	—	404,721	—	404,721

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

210 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Fund	$3,088,202	$7,313	$3,095,515
Mid-Cap 1.5x Strategy Fund	752,297	—	752,297
Dow Jones Industrial Average® Fund	591,239	—	591,239
Government Long Bond 1.2x Strategy Fund	2,272,131	—	2,272,131
High Yield Strategy Fund	6,367,632	—	6,367,632
U.S. Government Money Market Fund	5,349,868	—	5,349,868

The tax character of distributions paid during the year ended March 29, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Nova Fund	$8,790,576	$—	$8,790,576
S&P 500® Fund	11,066,512	1,513,761	12,580,273
Mid-Cap 1.5x Strategy Fund	1,321,163	—	1,321,163
Russell 2000® Fund	2,316,654	—	2,316,654
Dow Jones Industrial Average® Fund	3,482,646	—	3,482,646
Government Long Bond 1.2x Strategy Fund	1,123,019	—	1,123,019
High Yield Strategy Fund	15,459,152	—	15,459,152
U.S. Government Money Market Fund	1,140,517	—	1,140,517

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

THE RYDEX FUNDS ANNUAL REPORT | 211

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of March 31, 2019 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Nova Fund	$—	$—	$(9,300,542)	$—	$(9,300,542)
S&P 500® Fund	129,578	1	27,351,825	—	27,481,404
Inverse S&P 500® Strategy Fund	484,544	—	(553,444)	(205,431,254)	(205,500,154)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	70,284	—	4,614,583	(53,962,242)	(49,277,375)
Inverse NASDAQ-100® Strategy Fund	119,715	—	(67,656)	(33,426,367)	(33,374,308)
Mid-Cap 1.5x Strategy Fund	223,748	—	281,433	(11,063,546)	(10,558,365)
Inverse Mid-Cap Strategy Fund	5,588	—	(9,865)	(4,845,483)	(4,849,760)
Russell 2000® 1.5x Strategy Fund	—	—	225,158	—	225,158
Russell 2000® Fund	—	—	1,360,778	—	1,360,778
Inverse Russell 2000® Strategy Fund	52,740	—	(108,225)	(26,144,750)	(26,200,235)
Dow Jones Industrial Average® Fund	1,150,570	—	6,134,761	—	7,285,331
Government Long Bond 1.2x Strategy Fund	753,070	1,920,775	3,885,010	—	6,558,855
Inverse Government Long Bond Strategy Fund	—	—	(1,910,273)	(251,921,229)	(253,831,502)
High Yield Strategy Fund	810,135	—	683,559	(8,005,814)	(6,512,120)
Inverse High Yield Strategy Fund	—	—	(24,389)	(9,934,607)	(9,958,996)
U.S. Government Money Market Fund	95,489	—	—	—	95,489

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund(s) that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of March 31, 2019, capital loss carryforwards for the Fund(s) were as follows:

	Unlimited		Total Capital Loss
Fund	Short-Term	Long-Term	Carryforward
Inverse S&P 500® Strategy Fund	$(181,547,779)	$(23,883,475)	$(205,431,254)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	(50,200,074)	(3,762,168)	(53,962,242)
Inverse NASDAQ-100® Strategy Fund	(30,631,298)	(2,795,069)	(33,426,367)
Mid-Cap 1.5x Strategy Fund	(9,649,353)	(1,414,193)	(11,063,546)
Inverse Mid-Cap Strategy Fund	(4,113,608)	(731,875)	(4,845,483)
Inverse Russell 2000® Strategy Fund	(20,429,067)	(5,715,683)	(26,144,750)
Inverse Government Long Bond Strategy Fund	(205,057,127)	(46,850,601)	(251,907,728)
High Yield Strategy Fund	(6,681,326)	(1,324,488)	(8,005,814)
Inverse High Yield Strategy Fund	(8,141,511)	(1,777,342)	(9,918,853)

For the year ended March 31, 2019, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
Inverse S&P 500® Strategy Fund	$64,265,070	$—	$64,265,070
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	—	32,877,565	32,877,565
Inverse NASDAQ-100® Strategy Fund	9,266,829	—	9,266,829
Inverse Mid-Cap Strategy Fund	1,499,847	—	1,499,847
Russell 2000® 1.5x Strategy Fund	—	890,170	890,170
Inverse Russell 2000® Strategy Fund	10,451,551	—	10,451,551
Government Long Bond 1.2x Strategy Fund	—	7,557,064	7,557,064
Inverse Government Long Bond Strategy Fund	23,242,075	—	23,242,075
Inverse High Yield Strategy Fund	4,361,182	—	4,361,182

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in regulated investment companies, investments in swaps, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, and the “mark-to-market,” recharacterization, or disposition of certain Passive Foreign Investment Companies (PFICs). Additional differences may result from

212 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

the tax treatment of net operating losses, the “mark-to-market” of certain derivatives, and the expiration of capital loss carryforward amounts. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2019 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Nova Fund	$50,663,569	$(50,663,569)
S&P 500® Fund	1,741,457	(1,741,457)
Inverse S&P 500® Strategy Fund	(64,265,070)	64,265,070
Inverse NASDAQ-100® Strategy Fund	(9,266,829)	9,266,829
Inverse Mid-Cap Strategy Fund	(1,499,847)	1,499,847
Russell 2000® 1.5x Strategy Fund	2,083,079	(2,083,079)
Russell 2000® Fund	538,114	(538,114)
Inverse Russell 2000® Strategy Fund	(10,451,551)	10,451,551
Dow Jones Industrial Average® Fund	6,637,061	(6,637,061)
Inverse Government Long Bond Strategy Fund	(24,282,586)	24,282,586
Inverse High Yield Strategy Fund	(4,489,425)	4,489,425

At March 31, 2019, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Nova Fund	$351,090,723	$—	$(9,300,542)	$(9,300,542)
S&P 500® Fund	125,264,301	27,770,922	(419,097)	27,351,825
Inverse S&P 500® Strategy Fund	57,884,378	40,222	(593,666)	(553,444)
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	136,742,466	6,052,890	(1,438,307)	4,614,583
Inverse NASDAQ-100® Strategy Fund	7,865,695	5,709	(73,365)	(67,656)
Mid-Cap 1.5x Strategy Fund	20,936,252	327,567	(46,134)	281,433
Inverse Mid-Cap Strategy Fund	922,944	179	(10,044)	(9,865)
Russell 2000® 1.5x Strategy Fund	8,559,533	258,993	(33,835)	225,158
Russell 2000® Fund	40,060,511	2,388,153	(1,027,375)	1,360,778
Inverse Russell 2000® Strategy Fund	10,714,689	2,864	(111,089)	(108,225)
Dow Jones Industrial Average® Fund	55,415,015	6,146,236	(11,475)	6,134,761
Government Long Bond 1.2x Strategy Fund	132,586,606	3,972,032	(87,022)	3,885,010
Inverse Government Long Bond Strategy Fund	81,202,266	24,892	(1,935,165)	(1,910,273)
High Yield Strategy Fund	105,080,102	725,416	(41,857)	683,559
Inverse High Yield Strategy Fund	5,536,720	4,154	(28,543)	(24,389)
U.S. Government Money Market Fund	475,573,073	—	—	—

Pursuant to Federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2019, the following losses reflected in the accompanying financial statements were deferred for Federal income tax purposes until April 1, 2019:

Fund	Ordinary	Capital
Inverse Government Long Bond Strategy Fund	$(13,501)	$—
Inverse High Yield Strategy Fund	(15,754)	—

THE RYDEX FUNDS ANNUAL REPORT | 213

NOTES TO FINANCIAL STATEMENTS (continued)

Note 9 – Securities Transactions

For the year ended March 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Nova Fund	$3,316,169,458	$3,179,579,645
S&P 500® Fund	270,063,102	342,713,671
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	360,604,359	291,019,526
Inverse NASDAQ-100® Strategy Fund	3,000,000	1,900,000
Mid-Cap 1.5x Strategy Fund	278,781,197	280,153,592
Inverse Mid-Cap Strategy Fund	500,008	180,000
Russell 2000® 1.5x Strategy Fund	19,159,276	21,108,158
Russell 2000® Fund	32,693,994	33,616,191
Inverse Russell 2000® Strategy Fund	2,204,999	710,000
Dow Jones Industrial Average® Fund	242,805,536	272,790,492
Government Long Bond 1.2x Strategy Fund	15,050,000	4,450,000
Inverse Government Long Bond Strategy Fund	—	5,300,000
High Yield Strategy Fund	8,450,000	5,300,000
Inverse High Yield Strategy Fund	—	220,000

For the year ended March 31, 2019, the cost of purchases and proceeds from sales of government securities were as follows:

Fund	Purchases	Sales
Government Long Bond 1.2x Strategy Fund	$1,277,953,656	$1,268,890,766
Inverse Government Long Bond Strategy Fund	655,633,766	596,630,860

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2019, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Nova Fund	$378,710,093	$352,045,056	$(2,586,612)
S&P 500® Fund	202,301,363	211,202,468	4,611,705
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	162,416,352	51,467,962	(1,900,862)
Mid-Cap 1.5x Strategy Fund	5,377,486	12,586,366	(936,032)
Russell 2000® 1.5x Strategy Fund	15,566,668	6,885,865	(243,361)
Russell 2000® Fund	20,984,825	18,663,925	(1,713,162)
Dow Jones Industrial Average® Fund	59,537,188	87,498,835	2,201,275
Inverse Government Long Bond Strategy Fund	—	9,497,666	352
High Yield Strategy Fund	—	52,011,001	11,001
U.S. Government Money Market Fund	57,507,821	—	—

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 9, 2019. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.15% for the year ended March 31, 2019. The Funds did not have any borrowings outstanding under this agreement at March 31, 2019.

214 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The average daily balances borrowed for the year ended March 31, 2019, were as follows:

Fund	Average Daily Balance
Nova Fund	$92,197
Inverse S&P 500® Strategy Fund	8,189
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	72,392
Inverse NASDAQ-100® Strategy Fund	685
Mid-Cap 1.5x Strategy Fund	1,159
Russell 2000® 1.5x Strategy Fund	5,515
Russell 2000® Fund	614
Dow Jones Industrial Average® Fund	4,003
Government Long Bond 1.2x Strategy Fund	15,767
Inverse Government Long Bond Strategy Fund	16,929
High Yield Strategy Fund	7,666
Inverse High Yield Strategy Fund	44

Note 11 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. As of March 31, 2019, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of March 31, 2019, the Funds have fully adopted the provisions of the 2018 ASU, which did not have material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 12 – Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “2017 ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The 2017 ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The 2017 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

Note 13 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

THE RYDEX FUNDS ANNUAL REPORT | 215

NOTES TO FINANCIAL STATEMENTS (continued)

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation.

216 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

On March 27, 2019, the court held a telephone conference and decided to allow plaintiff to file a motion for leave to amend. On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 14 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE RYDEX FUNDS ANNUAL REPORT | 217

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund and U.S. Government Money Market Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Nova Fund, S&P 500® Fund, Inverse S&P 500® Strategy Fund, Monthly Rebalance NASDAQ-100® 2x Strategy Fund, Inverse NASDAQ-100® Strategy Fund, Mid-Cap 1.5x Strategy Fund, Inverse Mid-Cap Strategy Fund, Russell 2000® 1.5x Strategy Fund, Russell 2000® Fund, Inverse Russell 2000® Strategy Fund, Dow Jones Industrial Average® Fund, Government Long Bond 1.2x Strategy Fund, Inverse Government Long Bond Strategy Fund, High Yield Strategy Fund, Inverse High Yield Strategy Fund and U.S. Government Money Market Fund (collectively referred to as the “Funds”), (sixteen of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 31, 2019, and the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (sixteen of the funds constituting Rydex Series Funds) at March 31, 2019, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual Fund constituting the Rydex Series Funds	Statement of operations	Statements of changes in net assets	Financial highlights

Nova Fund

S&P 500® Fund

Inverse S&P 500® Strategy Fund

Inverse NASDAQ-100® Strategy Fund

Mid-Cap 1.5x Strategy Fund

Inverse Mid-Cap Strategy Fund

Russell 2000® 1.5x Strategy Fund

Russell 2000® Fund

Inverse Russell 2000® Strategy Fund

Government Long Bond 1.2x Strategy Fund

Inverse Government Long Bond Strategy Fund

High Yield Strategy Fund

Inverse High Yield Strategy Fund

U.S. Government Money Market Fund

	For the year ended March 31, 2019	For each of the two years in the period ended March 31, 2019	For each of the five years in the period ended March 31, 2019
Monthly Rebalance NASDAQ-100® 2x Strategy Fund	For the year ended March 31, 2019	For each of the two years in the period ended March 31, 2019	For each of the four years in the period ended March 31, 2019 and the period from November 28, 2014 (commencement of operations) through March 31, 2015
Dow Jones Industrial Average® Fund	For the year ended March 31, 2019	For each of the two years in the period ended March 31, 2019	For each of the three years in the period ended March 31, 2019 and the period from December 1, 2015 (commencement of operations) through March 31, 2016

218 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 23, 2019

THE RYDEX FUNDS ANNUAL REPORT | 219

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2019, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2019, the following funds had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Interest Income	Qualified Short-Term Capital Gain
S&P 500® Fund	35.01%	34.53%	0.00%	100.00%
Mid-Cap 1.5x Strategy Fund	3.66%	3.37%	0.00%	100.00%
Dow Jones Industrial Average® Fund	14.45%	14.74%	0.00%	100.00%
Government Long Bond 1.2x Strategy Fund	0.00%	0.00%	100.00%	0.00%
High Yield Strategy Fund	0.00%	0.00%	30.52%	0.00%
U.S. Government Money Market Fund	0.00%	0.00%	100.00%	0.00%

With respect to the taxable year ended March 31, 2019, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Nova Fund	$—	$7,047,346
S&P 500® Fund	7,313	1,594,870
Russell 2000® 1.5x Strategy Fund	—	859,240
Russell 2000® Fund	—	357,304
Dow Jones Industrial Average® Fund	—	5,577,966

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

220 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

THE RYDEX FUNDS ANNUAL REPORT | 221

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee***
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee and Member of the Audit Committee (2016-present); and Member of the Governance and Nominating Committee (2017-present).	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.
Corey A. Colehour (1945)	Trustee (1993-present); Member of the Audit Committee (1994-present); Member of the Governance and Nominating Committee (2017-present).	Retired.	109	None.
J. Kenneth Dalton (1941)	Trustee (1995-present); Chairman and Member of the Audit Committee (1997-present); and Member of the Governance and Nominating Committee (2018-present).	Retired.	109	Former: Epiphany Funds (2) (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee, Member of the Audit Committee (2005-present); Chairman and Member of the Governance and Nominating Committee (2017-present).	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Sandra G. Sponem (1958)	Trustee and Member of the Audit Committee (2016-present); Member of the Governance and Nominating Committee (2017-present); and Chairwoman (January 2019-present).	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	109	SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).

222 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)

Current: Senior Managing Director, Guggenheim Investments (2010-present); Senior Vice President, Security Investors, LLC (2010-present); Vice President, certain other funds in the Fund Complex (2000-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-2018); Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC and Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	President (2017-present)

Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, certain other funds in the Fund Complex (2007-present).

Former: Interested Trustee, certain other funds in the Fund Complex (2018-February 2019); President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary (2018-present)	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

THE RYDEX FUNDS ANNUAL REPORT | 223

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Margaux Misantone (1978)	AML Officer (2017-present)

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

William Rehder (1967)	Assistant Vice President (2018-present)	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (2017-present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

***	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

224 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE RYDEX FUNDS ANNUAL REPORT | 225

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

226 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS ANNUAL REPORT | 227

This page intentionally left blank.

This page intentionally left blank.

3.31.2019

Rydex Funds Annual Report

Domestic Equity Funds
S&P 500® Pure Growth Fund
S&P 500® Pure Value Fund
S&P MidCap 400® Pure Growth Fund
S&P MidCap 400® Pure Value Fund
S&P SmallCap 600® Pure Growth Fund
S&P SmallCap 600® Pure Value Fund

International Equity Funds
Europe 1.25x Strategy Fund
Japan 2x Strategy Fund
Specialty Funds
Strengthening Dollar 2x Strategy Fund
Weakening Dollar 2x Strategy Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	RTB2-ANN-0319x0320

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
S&P 500® PURE GROWTH FUND	10
S&P 500® PURE VALUE FUND	18
S&P MIDCAP 400® PURE GROWTH FUND	28
S&P MIDCAP 400® PURE VALUE FUND	36
S&P SMALLCAP 600® PURE GROWTH FUND	44
S&P SMALLCAP 600® PURE VALUE FUND	53
EUROPE 1.25x STRATEGY FUND	62
JAPAN 2x STRATEGY FUND	72
STRENGTHENING DOLLAR 2x STRATEGY FUND	80
WEAKENING DOLLAR 2x STRATEGY FUND	88
NOTES TO FINANCIAL STATEMENTS	96
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	112
OTHER INFORMATION	113
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	115
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	118

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2019

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our funds (the “Fund” or “Funds”). This report covers performance for the 12-month period ended March 31, 2019.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
April 30, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2019

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options, and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a Fund from correlating with the monthly, quarterly, annual, or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a Fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus.

Pure Style Funds may not be suitable for all investors. ● The Funds are subject to the risk that large, medium and small-capitalization stocks may underperform other segments of the equity market or the equity market as a whole ● Value stocks are subject to the risk that the intrinsic value of the stock may never be realized by the market or that the price goes down. Growth stocks typically invest a high portion of their earnings back into their business and may lack the dividend yield that could cushion their decline in a market downturn. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions regarding the growth potential of the issuing company. ● The Funds are subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Funds’ inability to buy or sell securities or other financial instruments on that day. In certain circumstances, it may be difficult for the Funds to purchase and sell particular investments within a reasonable time at a fair price. ● Unlike many investment companies, the Funds are not actively “managed.” This means that based on market and economic conditions, the Funds’ performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities. ● The Funds are subject to active trading and tracking error risks, which may increase volatility, impact the Funds’ ability to achieve their investment objective and may decrease the Funds’ performance. ● These Funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● Securities are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested. ● Please read the prospectus for more detailed information regarding these and other risks.

The Strengthening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a Fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus

The Weakening Dollar 2x Strategy Fund is subject to a number of risks and may not be suitable for all investors. ● The Fund’s use of derivatives such as futures and swap agreements may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ● The Fund’s indirect exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. These risks may cause the Fund to experience higher losses and/or volatility than a fund that does not invest in derivatives, use leverage or have exposure to foreign currencies. ● Also, the Fund is subject to active trading and tracking error risks that may increase volatility, decrease performance and impact the Fund’s ability to achieve its investment objective. This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. ● For more on these and other risks, please read the prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2019

Late 2018 and early 2019, U.S. economic data stoked recession fears, prompting the U.S. Federal Reserve (the “Fed”) to abort its tightening cycle and the 3-month/10-year Treasury yield curve to invert. Housing activity weakened markedly in the second half of 2018, personal spending growth decelerated, job gains moderated, and industrial production growth slowed. However, first-quarter 2019 real gross domestic product (“GDP”) surprised everyone by posting a growth rate of 3.2 percent. While this number benefited from big contributions from inventories and trade, the decline in interest rates and recovery in risk assets could support U.S. economic growth in the second and third quarters of 2019.

Taking a longer view, the indicators Guggenheim tracks as part of our proprietary recession probability indicator continue to signal that the economy could be heading into a recession in about a year. The unemployment rate has leveled off after years of steady declines, the Fed has moved to a neutral bias on rates, the yield curve has inverted, growth in leading indicators has slowed, gains in total hours worked have slowed, and real retail sales growth has fallen sharply. Taken together, these data points support the view that the next recession may begin as early as the first half of 2020.

Overseas, continued weakness in economic data finally prompted policy action. The European Central Bank (“ECB”) revised expected real GDP growth downward for 2019 and shortly thereafter delivered further accommodation. Rate hikes are now forecast to come later than previously indicated, and the ECB launched a series of targeted long-term refinancing operations consisting of two-year loans. China, another major economy that has shown signs of slowing, showed a mix of softening and signs of stabilization in recent economic activity. So far, Chinese authorities have announced fiscal stimulus through tax cuts and infrastructure spending, and monetary stimulus in the form of a reduction in the reserve requirement ratio.

Foreign governments’ stimulus to their local economies may be good news for U.S. activity. The downward trend in global growth weighed on U.S. activity, as evidenced by some weakness in 2018 U.S. exports and downward revisions to this year’s expected corporate earnings. If policy changes are enough to avoid recession across Western Europe or boost growth in China, the combination of this and lower U.S. rates could be positive for U.S. growth later in the year. However, the U.S., Europe, and China are not yet out of the woods. All three remain key risks to global growth given the lack of a Brexit agreement, significant weakening in German manufacturing activity, and unresolved U.S.-China tariff negotiations. Without a positive catalyst, the trajectory for the U.S. could remain negative, with a major event risk looming in the fall, when the U.S. Treasury Department will exhaust its “extraordinary measures” and force a congressional debate about the debt ceiling, which could prompt fears of a technical default and complicate fiscal year 2020 budget negotiations, where a fiscal spending cliff looms.

For the 12 months ended March 31, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned 9.50%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -3.71%. The return of the MSCI Emerging Markets Index* was -7.41%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 4.48% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 5.93%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.12% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2019

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Nikkei-225 Stock Average Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies on the Tokyo Stock Exchange.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500® Pure Growth Index is narrow in focus, containing only those S&P 500 Index companies with strong growth characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P 500® Pure Value Index is narrow in focus, containing only those S&P 500 Index companies with strong value characteristics as selected by S&P. The S&P 500 Index is a capitalization-weighted index covering 500 industrial, utility, transportation, and financial companies of the U.S. markets (mostly NYSE Euronext issues).

S&P MidCap 400® Pure Growth Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong growth characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P MidCap 400® Pure Value Index is narrow in focus, containing only those S&P MidCap 400 Index companies with strong value characteristics as selected by S&P. The S&P MidCap 400 Index measures the performance of the mid-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Growth Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong growth characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

S&P SmallCap 600® Pure Value Index is narrow in focus, containing only those S&P SmallCap 600 Index companies with strong value characteristics as selected by S&P. The S&P SmallCap 600 Index measures the performance of the small-capitalization sector of the U.S. equity market.

STOXX® Europe 50 Index provides a blue-chip representation of super-sector leaders in Europe. The index covers 50 stocks from developed European countries such as Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland, and the United Kingdom.

USD or U.S. Dollar Index® (USDX) is an index that determines the relative value of the United States dollar to a basket of foreign currencies. This formulated “basket” of currencies comprises the weighting of six other currencies as follows: euro (EUR), 57.6% + Japanese yen (JPY), 13.6% + pound sterling (GBP), 11.9% + Canadian dollar (CAD), 9.1% + Swedish krona (SEK), 4.2% + Swiss franc (CHF) 3.6%.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

Many of the Funds described in this report are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2018 and ending March 31, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
S&P 500® Pure Growth Fund
A-Class	1.64%	(3.87%)	$ 1,000.00	$ 961.30	$ 8.02
C-Class	2.39%	(4.23%)	1,000.00	957.70	11.67
H-Class	1.64%	(3.88%)	1,000.00	961.20	8.02
S&P 500® Pure Value Fund
A-Class	1.64%	(7.51%)	1,000.00	924.90	7.87
C-Class	2.40%	(7.86%)	1,000.00	921.40	11.50
H-Class	1.64%	(7.50%)	1,000.00	925.00	7.87
S&P MidCap 400® Pure Growth Fund
A-Class	1.64%	(8.77%)	1,000.00	912.30	7.82
C-Class	2.39%	(9.10%)	1,000.00	909.00	11.38
H-Class	1.64%	(8.78%)	1,000.00	912.20	7.82
S&P MidCap 400® Pure Value Fund
A-Class	1.65%	(7.94%)	1,000.00	920.60	7.90
C-Class	2.40%	(8.28%)	1,000.00	917.20	11.47
H-Class	1.65%	(7.92%)	1,000.00	920.80	7.90
S&P SmallCap 600® Pure Growth Fund
A-Class	1.64%	(15.80%)	1,000.00	842.00	7.53
C-Class	2.39%	(16.10%)	1,000.00	839.00	10.96
H-Class	1.64%	(15.79%)	1,000.00	842.10	7.53
S&P SmallCap 600® Pure Value Fund
A-Class	1.65%	(14.82%)	1,000.00	851.80	7.62
C-Class	2.40%	(15.11%)	1,000.00	848.90	11.06
H-Class	1.66%	(14.77%)	1,000.00	852.30	7.67
Europe 1.25x Strategy Fund
A-Class	1.81%	(0.88%)	1,000.00	991.20	8.99
C-Class	2.56%	(1.23%)	1,000.00	987.70	12.69
H-Class	1.81%	(0.88%)	1,000.00	991.20	8.99
Japan 2x Strategy Fund
A-Class	1.58%	(19.28%)	1,000.00	807.20	7.12
C-Class	2.33%	(19.58%)	1,000.00	804.20	10.48
H-Class	1.59%	(19.28%)	1,000.00	807.20	7.16
Strengthening Dollar 2x Strategy Fund
A-Class	1.87%	6.67%	1,000.00	1,066.70	9.64
C-Class	2.63%	6.25%	1,000.00	1,062.50	13.52
H-Class	1.87%	6.68%	1,000.00	1,066.80	9.64
Weakening Dollar 2x Strategy Fund
A-Class	1.89%	(6.61%)	1,000.00	933.90	9.11
C-Class	2.62%	(6.95%)	1,000.00	930.50	12.61
H-Class	1.89%	(6.63%)	1,000.00	933.70	9.11

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
S&P 500® Pure Growth Fund
A-Class	1.64%	5.00%	$ 1,000.00	$ 1,016.75	$ 8.25
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
S&P 500® Pure Value Fund
A-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
S&P MidCap 400® Pure Growth Fund
A-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
S&P MidCap 400® Pure Value Fund
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
S&P SmallCap 600® Pure Growth Fund
A-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
S&P SmallCap 600® Pure Value Fund
A-Class	1.65%	5.00%	1,000.00	1,016.70	8.30
C-Class	2.40%	5.00%	1,000.00	1,012.96	12.04
H-Class	1.66%	5.00%	1,000.00	1,016.65	8.35
Europe 1.25x Strategy Fund
A-Class	1.81%	5.00%	1,000.00	1,015.91	9.10
C-Class	2.56%	5.00%	1,000.00	1,012.17	12.84
H-Class	1.81%	5.00%	1,000.00	1,015.91	9.10
Japan 2x Strategy Fund
A-Class	1.58%	5.00%	1,000.00	1,017.05	7.95
C-Class	2.33%	5.00%	1,000.00	1,013.31	11.70
H-Class	1.59%	5.00%	1,000.00	1,017.00	8.00
Strengthening Dollar 2x Strategy Fund
A-Class	1.87%	5.00%	1,000.00	1,015.61	9.40
C-Class	2.63%	5.00%	1,000.00	1,011.82	13.19
H-Class	1.87%	5.00%	1,000.00	1,015.61	9.40
Weakening Dollar 2x Strategy Fund
A-Class	1.89%	5.00%	1,000.00	1,015.51	9.50
C-Class	2.62%	5.00%	1,000.00	1,011.87	13.14
H-Class	1.89%	5.00%	1,000.00	1,015.51	9.50

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2018 to March 31, 2019.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

S&P 500® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Growth Index (the “underlying index”).

For the one-year period ended March 31, 2019, S&P 500® Pure Growth Fund H-Class returned 4.86%, compared with 6.47% for the S&P 500 Pure Growth Index. The Fund maintained a daily correlation of over 99% to its benchmark.

Industrials was the sector contributing the most to the performance of the underlying index, followed by Energy. Technology was the only sector detracting from the performance of the underlying index. The Materials sector contributed least.

Stocks that contributed the most to the return of the underlying index were Keysight Technologies, Inc., Ulta Beauty, Inc., and Devon Energy Corp. NVIDIA Corp., IPG Photonics Corp., and Applied Materials, Inc. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Keysight Technologies, Inc.	2.3%
Ulta Beauty, Inc.	2.3%
Devon Energy Corp.	2.2%
Netflix, Inc.	1.9%
CSX Corp.	1.9%
salesforce.com, Inc.	1.8%
Autodesk, Inc.	1.8%
Thermo Fisher Scientific, Inc.	1.7%
Vertex Pharmaceuticals, Inc.	1.6%
ConocoPhillips	1.6%
Top Ten Total	19.1%

“Ten Largest Holdings” excludes any temporary cash investments.

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	4.88%	8.87%	17.34%
A-Class Shares with sales charge‡	(0.11%)	7.82%	16.77%
C-Class Shares	4.09%	8.06%	16.46%
C-Class Shares with CDSC§	3.11%	8.06%	16.46%
H-Class Shares	4.86%	8.87%	17.35%
S&P 500 Pure Growth Index	6.47%	10.66%	19.37%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2019
S&P 500® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.4%

Consumer, Non-cyclical - 28.7%
Thermo Fisher Scientific, Inc.	6,902	$1,889,215
Vertex Pharmaceuticals, Inc.*	9,592	1,764,448
Church & Dwight Company, Inc.	19,239	1,370,394
WellCare Health Plans, Inc.*	4,408	1,189,058
Edwards Lifesciences Corp.*	6,181	1,182,611
Kellogg Co.	20,512	1,176,979
DaVita, Inc.*	20,867	1,132,869
Hormel Foods Corp.	25,250	1,130,190
Cintas Corp.	5,578	1,127,370
Eli Lilly & Co.	8,438	1,094,915
McCormick & Company, Inc.	6,985	1,052,150
Constellation Brands, Inc. — Class A	5,843	1,024,453
Gartner, Inc.*	6,731	1,020,958
Boston Scientific Corp.*	26,051	999,837
Zimmer Biomet Holdings, Inc.	7,502	958,005
Intuitive Surgical, Inc.*	1,679	958,004
Ecolab, Inc.	5,402	953,669
Monster Beverage Corp.*	17,117	934,246
Abbott Laboratories	11,676	933,380
PayPal Holdings, Inc.*	8,949	929,264
IHS Markit Ltd.*	17,029	926,037
Lamb Weston Holdings, Inc.	12,292	921,162
Global Payments, Inc.	6,093	831,816
Humana, Inc.	3,059	813,694
Pfizer, Inc.	16,372	695,319
HCA Healthcare, Inc.	5,154	671,979
Merck & Company, Inc.	7,596	631,759
Automatic Data Processing, Inc.	3,757	600,143
Clorox Co.	3,680	590,493
Medtronic plc	6,324	575,990
S&P Global, Inc.	2,665	561,116
Illumina, Inc.*	1,521	472,560
Total Consumer, Non-cyclical		31,114,083

Technology - 15.2%
salesforce.com, Inc.*	12,227	1,936,390
Autodesk, Inc.*	12,190	1,899,446
Advanced Micro Devices, Inc.*	51,561	1,315,837
Intuit, Inc.	4,909	1,283,262
Take-Two Interactive Software, Inc.*	11,300	1,066,381
Fortinet, Inc.*	12,584	1,056,679
Xilinx, Inc.	8,075	1,023,829
Red Hat, Inc.*	5,207	951,319
Adobe, Inc.*	3,540	943,374
ANSYS, Inc.*	5,090	929,994
Fidelity National Information Services, Inc.	7,110	804,141
Broadcom, Inc.	2,500	751,775
Cerner Corp.*	13,027	745,275
Akamai Technologies, Inc.*	10,129	726,350
Broadridge Financial Solutions, Inc.	5,267	546,135
NetApp, Inc.	7,509	520,674
Total Technology		16,500,861

Consumer, Cyclical - 12.1%
Ulta Beauty, Inc.*	7,180	2,503,881
O’Reilly Automotive, Inc.*	3,720	1,444,476
WW Grainger, Inc.	4,727	1,422,496
Tractor Supply Co.	10,856	1,061,283
Yum! Brands, Inc.	9,474	945,600
Chipotle Mexican Grill, Inc. — Class A*	1,290	916,300
VF Corp.	10,528	914,988
Dollar General Corp.	7,608	907,634
TJX Companies, Inc.	16,274	865,940
Fastenal Co.	13,245	851,786
Hilton Worldwide Holdings, Inc.	8,399	698,041
AutoZone, Inc.*	599	613,448
Total Consumer, Cyclical		13,145,873

Industrial - 11.2%
Keysight Technologies, Inc.*	28,808	2,512,057
CSX Corp.	28,028	2,097,055
Waste Management, Inc.	14,319	1,487,887
TransDigm Group, Inc.*	3,058	1,388,301
Ingersoll-Rand plc	7,660	826,897
Union Pacific Corp.	4,437	741,866
Expeditors International of Washington, Inc.	9,414	714,523
Xylem, Inc.	8,846	699,188
Boeing Co.	1,530	583,573
Roper Technologies, Inc.	1,667	570,064
AMETEK, Inc.	6,346	526,528
Total Industrial		12,147,939

Energy - 10.1%
Devon Energy Corp.	73,822	2,329,822
ConocoPhillips	25,200	1,681,848
Diamondback Energy, Inc.	15,125	1,535,641
HollyFrontier Corp.	24,439	1,204,109
Apache Corp.	33,869	1,173,900
Marathon Oil Corp.	69,994	1,169,600
Occidental Petroleum Corp.	15,370	1,017,494
Anadarko Petroleum Corp.	17,545	797,947
Total Energy		10,910,361

Communications - 8.7%
Netflix, Inc.*	5,889	2,099,782
Motorola Solutions, Inc.	8,660	1,216,037
Verizon Communications, Inc.	17,526	1,036,312
Cisco Systems, Inc.	17,637	952,222
Twitter, Inc.*	24,932	819,764
Facebook, Inc. — Class A*	4,573	762,273
Amazon.com, Inc.*	380	676,685
VeriSign, Inc.*	3,560	646,354
Alphabet, Inc. — Class C*	541	634,761
Alphabet, Inc. — Class A*	523	615,513
Total Communications		9,459,703

Financial - 8.5%
SVB Financial Group*	6,423	1,428,218
Welltower, Inc. REIT	15,498	1,202,645

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
S&P 500® PURE GROWTH FUND

	Shares	Value

Intercontinental Exchange, Inc.	15,531	$1,182,531
U.S. Bancorp	18,934	912,430
Apartment Investment & Management Co. — Class A REIT	17,317	870,874
Cboe Global Markets, Inc.	8,248	787,189
First Republic Bank	7,468	750,235
Alliance Data Systems Corp.	4,155	727,042
Mastercard, Inc. — Class A	3,067	722,125
HCP, Inc. REIT	18,709	585,591
Total Financial		9,168,880

Utilities - 3.8%
NRG Energy, Inc.	28,464	1,209,151
Ameren Corp.	15,991	1,176,138
Pinnacle West Capital Corp.	10,181	973,100
NextEra Energy, Inc.	4,025	778,113
Total Utilities		4,136,502

Basic Materials - 1.1%
Air Products & Chemicals, Inc.	5,882	1,123,227

Total Common Stocks
(Cost $90,043,799)		107,707,429

	Face Amount

REPURCHASE AGREEMENTS††,1 - 0.6%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	$416,786	416,786
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	104,197	104,197
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	93,326	93,326
Total Repurchase Agreements
(Cost $614,309)		614,309

Total Investments - 100.0%
(Cost $90,658,108)		$108,321,738
Other Assets & Liabilities, net - 0.0%		33,953
Total Net Assets - 100.0%		$108,355,691

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$107,707,429	$—	$—	$107,707,429
Repurchase Agreements	—	614,309	—	614,309
Total Assets	$107,707,429	$614,309	$—	$108,321,738

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

S&P 500® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value (cost $90,043,799)	$107,707,429
Repurchase agreements, at value (cost $614,309)	614,309
Receivables:
Fund shares sold	13,702,678
Dividends	46,518
Securities lending income	4,202
Interest	130
Total assets	122,075,266

Liabilities:
Payable for:
Securities purchased	13,328,604
Fund shares redeemed	196,634
Management fees	60,867
Distribution and service fees	26,505
Transfer agent and administrative fees	20,289
Portfolio accounting fees	8,116
Trustees’ fees*	2,347
Miscellaneous	76,213
Total liabilities	13,719,575
Commitments and contingent liabilities (Note 12)	—
Net assets	$108,355,691

Net assets consist of:
Paid in capital	$87,869,293
Total distributable earnings (loss)	20,486,398
Net assets	$108,355,691

A-Class:
Net assets	$15,456,321
Capital shares outstanding	234,685
Net asset value per share	$65.86
Maximum offering price per share (Net asset value divided by 95.25%)	$69.14

C-Class:
Net assets	$10,328,902
Capital shares outstanding	179,165
Net asset value per share	$57.65

H-Class:
Net assets	$82,570,468
Capital shares outstanding	1,254,129
Net asset value per share	$65.84

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $8)	$1,009,937
Interest	14,090
Income from securities lending, net	4,466
Total investment income	1,028,493

Expenses:
Management fees	935,254
Distribution and service fees:
A-Class	42,270
C-Class	116,907
H-Class	240,254
Transfer agent and administrative fees	311,752
Portfolio accounting fees	124,700
Registration fees	108,122
Trustees’ fees*	41,640
Custodian fees	17,227
Line of credit fees	186
Miscellaneous	158,928
Total expenses	2,097,240
Net investment loss	(1,068,747)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	10,030,108
Net realized gain	10,030,108
Net change in unrealized appreciation (depreciation) on:
Investments	(7,422,006)
Net change in unrealized appreciation (depreciation)	(7,422,006)
Net realized and unrealized gain	2,608,102
Net increase in net assets resulting from operations	$1,539,355

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(1,068,747)	$(863,570)
Net realized gain on investments	10,030,108	17,432,251
Net change in unrealized appreciation (depreciation) on investments	(7,422,006)	8,279,963
Net increase in net assets resulting from operations	1,539,355	24,848,644

Distributions to shareholders:
A-Class	(870,081)	(787,796)[1]
C-Class	(600,984)	(737,769)[1]
H-Class	(4,191,710)	(6,495,002)[1]
Total distributions to shareholders	(5,662,775)	(8,020,567)

Capital share transactions:
Proceeds from sale of shares
A-Class	10,908,532	14,683,535
C-Class	8,317,472	4,910,180
H-Class	199,338,871	275,189,364
Distributions reinvested
A-Class	864,007	784,458
C-Class	594,072	712,811
H-Class	4,160,522	6,444,442
Cost of shares redeemed
A-Class	(13,543,315)	(15,855,868)
C-Class	(11,926,777)	(4,601,531)
H-Class	(226,573,703)	(263,954,631)
Net increase (decrease) from capital share transactions	(27,860,319)	18,312,760
Net increase (decrease) in net assets	(31,983,739)	35,140,837

Net assets:
Beginning of year	140,339,430	105,198,593
End of year	$108,355,691	$140,339,430

Capital share activity:
Shares sold
A-Class	167,257	236,574
C-Class	137,043	85,025
H-Class	3,043,070	4,340,507
Shares issued from reinvestment of distributions
A-Class	14,286	12,369
C-Class	11,196	12,618
H-Class	68,803	101,647
Shares redeemed
A-Class	(206,325)	(258,741)
C-Class	(196,508)	(80,278)
H-Class	(3,506,875)	(4,153,427)
Net increase (decrease) in shares	(468,053)	296,294

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 11).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$66.50	$57.84	$51.74	$55.85	$50.81
Income (loss) from investment operations:
Net investment income (loss)[a]	(.50)	(.36)	(.44)	(.22)	(.33)
Net gain (loss) on investments (realized and unrealized)	3.42	12.57	6.56	(2.47)	6.86
Total from investment operations	2.92	12.21	6.12	(2.69)	6.53
Less distributions from:
Net realized gains	(3.56)	(3.55)	(.02)	(1.42)	(1.49)
Total distributions	(3.56)	(3.55)	(.02)	(1.42)	(1.49)
Net asset value, end of period	$65.86	$66.50	$57.84	$51.74	$55.85

Total Return[b]	4.88%	21.39%	11.84%	(4.90%)	12.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,456	$17,254	$15,575	$24,037	$25,768
Ratios to average net assets:
Net investment income (loss)	(0.75%)	(0.56%)	(0.82%)	(0.41%)	(0.62%)
Total expenses	1.61%	1.53%	1.53%	1.50%	1.50%
Portfolio turnover rate	177%	215%	184%	290%	274%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$59.10	$52.13	$46.99	$51.23	$47.07
Income (loss) from investment operations:
Net investment income (loss)[a]	(.90)	(.75)	(.77)	(.57)	(.67)
Net gain (loss) on investments (realized and unrealized)	3.01	11.27	5.93	(2.25)	6.32
Total from investment operations	2.11	10.52	5.16	(2.82)	5.65
Less distributions from:
Net realized gains	(3.56)	(3.55)	(.02)	(1.42)	(1.49)
Total distributions	(3.56)	(3.55)	(.02)	(1.42)	(1.49)
Net asset value, end of period	$57.65	$59.10	$52.13	$46.99	$51.23

Total Return[b]	4.09%	20.50%	10.99%	(5.61%)	12.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,329	$13,442	$10,951	$17,546	$22,701
Ratios to average net assets:
Net investment income (loss)	(1.52%)	(1.32%)	(1.57%)	(1.16%)	(1.37%)
Total expenses	2.36%	2.28%	2.27%	2.25%	2.25%
Portfolio turnover rate	177%	215%	184%	290%	274%

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$66.49	$57.83	$51.73	$55.84	$50.80
Income (loss) from investment operations:
Net investment income (loss)[a]	(.53)	(.38)	(.44)	(.18)	(.34)
Net gain (loss) on investments (realized and unrealized)	3.44	12.59	6.56	(2.51)	6.87
Total from investment operations	2.91	12.21	6.12	(2.69)	6.53
Less distributions from:
Net realized gains	(3.56)	(3.55)	(.02)	(1.42)	(1.49)
Total distributions	(3.56)	(3.55)	(.02)	(1.42)	(1.49)
Net asset value, end of period	$65.84	$66.49	$57.83	$51.73	$55.84

Total Return	4.86%	21.40%	11.84%	(4.91%)	12.98%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$82,570	$109,644	$78,673	$113,223	$104,628
Ratios to average net assets:
Net investment income (loss)	(0.79%)	(0.59%)	(0.81%)	(0.35%)	(0.65%)
Total expenses	1.61%	1.53%	1.52%	1.51%	1.50%
Portfolio turnover rate	177%	215%	184%	290%	274%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

S&P 500® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for large-cap value securities on a daily basis. The Fund’s current benchmark is the S&P 500® Pure Value Index (the “underlying index”).

For the one-year period ended March 31, 2019, S&P 500® Pure Value Fund H-Class returned -1.25%, compared with 0.38% for the S&P 500 Pure Value Index. The Fund maintained a daily correlation of over 99% to its benchmark.

Consumer Staples was the sector contributing the most to the performance of the underlying index, followed by the Consumer Discretionary sector. The Communications sector detracted the most from performance, followed by the Financials sector.

Stocks that contributed the most to the return of the underlying index were Andeavor, Coty, Inc. — Class A, and Envision Healthcare Corp. PG&E Corp., Fluor Corp., and HollyFrontier Corp. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Baker Hughes a GE Co.	2.3%
Ford Motor Co.	2.1%
Valero Energy Corp.	1.9%
Prudential Financial, Inc.	1.8%
Coty, Inc. — Class A	1.8%
MetLife, Inc.	1.7%
Lennar Corp. — Class A	1.6%
Unum Group	1.6%
General Motors Co.	1.5%
Lincoln National Corp.	1.5%
Top Ten Total	17.8%

“Ten Largest Holdings” excludes any temporary cash investments.

18 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	(1.26%)	4.94%	18.44%
A-Class Shares with sales charge‡	(5.94%)	3.92%	17.86%
C-Class Shares	(2.00%)	4.15%	17.58%
C-Class Shares with CDSC§	(2.89%)	4.15%	17.58%
H-Class Shares	(1.25%)	4.94%	18.46%
S&P 500 Pure Value Index	0.38%	6.68%	21.06%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P 500 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS	March 31, 2019
S&P 500® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Financial - 33.9%
Prudential Financial, Inc.	9,857	$905,661
MetLife, Inc.	20,089	855,189
Unum Group	22,738	769,227
Lincoln National Corp.	12,351	725,004
Brighthouse Financial, Inc.*	19,760	717,090
Jefferies Financial Group, Inc.	37,889	711,934
Loews Corp.	13,991	670,589
Invesco Ltd.	30,776	594,285
Assurant, Inc.	6,260	594,137
Principal Financial Group, Inc.	11,150	559,618
Allstate Corp.	5,590	526,466
Citizens Financial Group, Inc.	16,093	523,023
Hartford Financial Services Group, Inc.	10,307	512,464
Everest Re Group Ltd.	2,248	485,478
Capital One Financial Corp.	5,906	482,461
Goldman Sachs Group, Inc.	2,479	475,943
Morgan Stanley	10,093	425,925
American International Group, Inc.	9,705	417,897
People’s United Financial, Inc.	22,968	377,594
Synchrony Financial	11,730	374,187
Chubb Ltd.	2,640	369,811
Citigroup, Inc.	5,599	348,370
Aflac, Inc.	6,885	344,250
Travelers Companies, Inc.	2,387	327,401
Bank of America Corp.	11,850	326,941
Fifth Third Bancorp	11,998	302,590
State Street Corp.	4,410	290,222
SunTrust Banks, Inc.	4,850	287,363
Regions Financial Corp.	18,881	267,166
Bank of New York Mellon Corp.	5,063	255,327
Zions Bancorp North America	5,241	237,994
Kimco Realty Corp. REIT	12,270	226,995
Affiliated Managers Group, Inc.	2,110	226,002
KeyCorp	13,939	219,539
Wells Fargo & Co.	4,301	207,824
Raymond James Financial, Inc.	2,540	204,241
PNC Financial Services Group, Inc.	1,662	203,861
BB&T Corp.	3,865	179,838
Huntington Bancshares, Inc.	13,272	168,289
Total Financial		16,698,196

Consumer, Cyclical - 19.1%
Ford Motor Co.	117,319	1,030,061
Lennar Corp. — Class A	16,510	810,476
General Motors Co.	19,706	731,093
PVH Corp.	3,979	485,239
Mohawk Industries, Inc.*	3,780	476,847
Kohl’s Corp.	6,874	472,725
PulteGroup, Inc.	16,710	467,212
DR Horton, Inc.	11,220	464,283
Target Corp.	5,417	434,768
Best Buy Company, Inc.	6,025	428,137
LKQ Corp.*	12,790	362,980
BorgWarner, Inc.	8,370	321,492
Gap, Inc.	10,919	285,859
PACCAR, Inc.	4,160	283,462
Whirlpool Corp.	2,116	281,195
Dollar Tree, Inc.*	2,570	269,953
American Airlines Group, Inc.	8,190	260,114
United Continental Holdings, Inc.*	3,184	254,020
Walmart, Inc.	2,158	210,470
MGM Resorts International	7,620	195,529
Walgreens Boots Alliance, Inc.	3,052	193,100
Norwegian Cruise Line Holdings Ltd.*	3,370	185,215
Alaska Air Group, Inc.	3,153	176,946
Delta Air Lines, Inc.	2,927	151,180
Carnival Corp.	2,850	144,552
Total Consumer, Cyclical		9,376,908

Consumer, Non-cyclical - 15.9%
Coty, Inc. — Class A1	78,308	900,542
Archer-Daniels-Midland Co.	16,652	718,201
Quanta Services, Inc.	18,713	706,228
Tyson Foods, Inc. — Class A	9,749	676,873
Kroger Co.	20,989	516,329
Cardinal Health, Inc.	10,447	503,023
McKesson Corp.	4,223	494,344
Molson Coors Brewing Co. — Class B	8,155	486,446
AmerisourceBergen Corp. — Class A	6,006	477,597
Allergan plc	2,890	423,125
JM Smucker Co.	3,001	349,617
CVS Health Corp.	6,461	348,442
Kraft Heinz Co.	9,860	321,929
Centene Corp.*	5,000	265,500
Laboratory Corporation of America Holdings*	1,520	232,529
Anthem, Inc.	760	218,105
Mylan N.V.*	7,096	201,101
Total Consumer, Non-cyclical		7,839,931

Energy - 11.4%
Baker Hughes a GE Co.	40,370	1,119,056
Valero Energy Corp.	11,093	941,019
Phillips 66	7,182	683,511
TechnipFMC plc	28,592	672,484
Marathon Petroleum Corp.	10,610	635,009
Noble Energy, Inc.	17,010	420,657
National Oilwell Varco, Inc.	15,023	400,213
Chevron Corp.	2,214	272,721
Kinder Morgan, Inc.	13,542	270,975
Helmerich & Payne, Inc.	3,140	174,458
Total Energy		5,590,103

Technology - 5.8%
Hewlett Packard Enterprise Co.	43,544	671,884
Western Digital Corp.	12,997	624,636
Xerox Corp.	16,758	535,921
DXC Technology Co.	7,830	503,547
Micron Technology, Inc.*	9,500	392,635

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
S&P 500® PURE VALUE FUND

	Shares	Value

HP, Inc.	7,290	$141,645
Total Technology		2,870,268

Industrial - 5.0%
Fluor Corp.	19,295	710,056
Westrock Co.	14,610	560,294
Jacobs Engineering Group, Inc.	6,475	486,855
Johnson Controls International plc	9,861	364,265
Arconic, Inc.	8,960	171,226
Textron, Inc.	3,268	165,557
Total Industrial		2,458,253

Communications - 3.7%
CenturyLink, Inc.	39,656	475,475
AT&T, Inc.	14,067	441,141
Viacom, Inc. — Class B	11,911	334,342
DISH Network Corp. — Class A*	8,840	280,140
News Corp. — Class A	18,673	232,292
News Corp. — Class B	5,986	74,765
Total Communications		1,838,155

Utilities - 2.6%
Exelon Corp.	6,844	343,090
Edison International	3,510	217,339
CenterPoint Energy, Inc.	6,340	194,638
Consolidated Edison, Inc.	2,290	194,215
Duke Energy Corp.	1,854	166,860
Evergy, Inc.	2,690	156,154
Total Utilities		1,272,296

Basic Materials - 2.1%
Nucor Corp.	6,244	364,337
International Paper Co.	5,910	273,456
DowDuPont, Inc.	4,029	214,786
LyondellBasell Industries N.V. — Class A	2,200	184,976
Total Basic Materials		1,037,555

Total Common Stocks
(Cost $43,622,086)		48,981,665

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.5%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	$172,262	172,262
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	43,066	43,066
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	38,573	38,573
Total Repurchase Agreements
(Cost $253,901)		253,901

	Shares

SECURITIES LENDING COLLATERAL†,3 - 2.0%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	964,205	964,205
Total Securities Lending Collateral
(Cost $964,205)		964,205

Total Investments - 102.0%
(Cost $44,840,192)		$50,199,771
Other Assets & Liabilities, net - (2.0)%		(989,165)
Total Net Assets - 100.0%		$49,210,606

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
S&P 500® PURE VALUE FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$48,981,665	$—	$—	$48,981,665
Repurchase Agreements	—	253,901	—	253,901
Securities Lending Collateral	964,205	—	—	964,205
Total Assets	$49,945,870	$253,901	$—	$50,199,771

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $943,690 of securities loaned (cost $44,586,291)	$49,945,870
Repurchase agreements, at value (cost $253,901)	253,901
Receivables:
Securities sold	1,360,891
Dividends	77,617
Fund shares sold	19,173
Interest	54
Securities lending income	34
Total assets	51,657,540

Liabilities:
Payable for:
Fund shares redeemed	1,372,882
Return of securities lending collateral	964,205
Management fees	33,773
Distribution and service fees	12,758
Transfer agent and administrative fees	11,258
Portfolio accounting fees	4,503
Trustees’ fees*	1,374
Miscellaneous	46,181
Total liabilities	2,446,934
Commitments and contingent liabilities (Note 12)	—
Net assets	$49,210,606

Net assets consist of:
Paid in capital	$49,232,053
Total distributable earnings (loss)	(21,447)
Net assets	$49,210,606

A-Class:
Net assets	$3,517,926
Capital shares outstanding	46,244
Net asset value per share	$76.07
Maximum offering price per share (Net asset value divided by 95.25%)	$79.86

C-Class:
Net assets	$2,340,197
Capital shares outstanding	36,077
Net asset value per share	$64.87

H-Class:
Net assets	$43,352,483
Capital shares outstanding	567,479
Net asset value per share	$76.39

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends	$1,875,595
Interest	7,319
Income from securities lending, net	694
Total investment income	1,883,608

Expenses:
Management fees	547,607
Distribution and service fees:
A-Class	15,444
C-Class	50,350
H-Class	154,505
Transfer agent and administrative fees	182,535
Portfolio accounting fees	73,014
Registration fees	62,224
Trustees’ fees*	23,836
Custodian fees	10,089
Line of credit fees	191
Miscellaneous	95,917
Total expenses	1,215,712
Net investment income	667,896

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	526,450
Net realized gain	526,450
Net change in unrealized appreciation (depreciation) on:
Investments	(5,246,075)
Net change in unrealized appreciation (depreciation)	(5,246,075)
Net realized and unrealized loss	(4,719,625)
Net decrease in net assets resulting from operations	$(4,051,729)

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$667,896	$477,534
Net realized gain on investments	526,450	9,448,714
Net change in unrealized appreciation (depreciation) on investments	(5,246,075)	(1,989,279)
Net increase (decrease) in net assets resulting from operations	(4,051,729)	7,936,969

Distributions to shareholders:
A-Class	(437,999)	(65,003)[1]
C-Class	(226,269)	(113,946)[1]
H-Class	(4,111,371)	(1,032,010)[1]
Total distributions to shareholders	(4,775,639)	(1,210,959)

Capital share transactions:
Proceeds from sale of shares
A-Class	7,532,490	8,703,398
C-Class	20,662,832	7,988,475
H-Class	110,771,594	167,175,942
Distributions reinvested
A-Class	399,027	63,438
C-Class	218,319	112,663
H-Class	4,106,739	1,028,821
Cost of shares redeemed
A-Class	(9,948,084)	(9,664,296)
C-Class	(22,301,020)	(8,563,970)
H-Class	(123,104,778)	(170,081,415)
Net decrease from capital share transactions	(11,662,881)	(3,236,944)
Net increase (decrease) in net assets	(20,490,249)	3,489,066

Net assets:
Beginning of year	69,700,855	66,211,789
End of year	$49,210,606	$69,700,855

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS (concluded)

	Year Ended March 31, 2019	Year Ended March 29, 2018
Capital share activity:
Shares sold
A-Class	87,067	107,389
C-Class	291,103	112,708
H-Class	1,375,940	2,048,479
Shares issued from reinvestment of distributions
A-Class	5,474	758
C-Class	3,504	1,542
H-Class	56,103	12,242
Shares redeemed
A-Class	(119,480)	(122,450)
C-Class	(314,385)	(116,677)
H-Class	(1,575,202)	(2,075,086)
Net decrease in shares	(189,876)	(31,095)

[1]	For the year ended March 29, 2018, the distributions from net investment income and realized gains were as follows (see Note 11):

Net investment income
A-Class	$(18,371)
C-Class	(32,204)
H-Class	(291,666)

Net realized gains
A-Class	$(46,632)
C-Class	(81,742)
H-Class	(740,344)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$83.46	$76.42	$66.03	$72.54	$70.69
Income (loss) from investment operations:
Net investment income (loss)[a]	.85	.60	.55	.73	.57
Net gain (loss) on investments (realized and unrealized)	(2.17)	7.41	10.52	(4.63)	3.42
Total from investment operations	(1.32)	8.01	11.07	(3.90)	3.99
Less distributions from:
Net investment income	(1.14)	(.27)	(.68)	(.98)	(.07)
Net realized gains	(4.93)	(.70)	—	(1.63)	(2.07)
Total distributions	(6.07)	(.97)	(.68)	(2.61)	(2.14)
Net asset value, end of period	$76.07	$83.46	$76.42	$66.03	$72.54

Total Return[b]	(1.26%)	10.48%	16.80%	(5.44%)	5.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,518	$6,108	$6,686	$11,135	$16,222
Ratios to average net assets:
Net investment income (loss)	1.01%	0.74%	0.79%	1.08%	0.78%
Total expenses	1.61%	1.53%	1.53%	1.50%	1.51%
Portfolio turnover rate	190%	252%	321%	365%	295%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$72.64	$67.13	$58.51	$65.08	$64.10
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	(.03)	(.01)	.17	.02
Net gain (loss) on investments (realized and unrealized)	(1.82)	6.51	9.31	(4.13)	3.10
Total from investment operations	(1.70)	6.48	9.30	(3.96)	3.12
Less distributions from:
Net investment income	(1.14)	(.27)	(.68)	(.98)	(.07)
Net realized gains	(4.93)	(.70)	—	(1.63)	(2.07)
Total distributions	(6.07)	(.97)	(.68)	(2.61)	(2.14)
Net asset value, end of period	$64.87	$72.64	$67.13	$58.51	$65.08

Total Return[b]	(2.00%)	9.66%	15.94%	(6.15%)	4.81%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,340	$4,058	$3,913	$3,550	$6,390
Ratios to average net assets:
Net investment income (loss)	0.17%	(0.05%)	(0.01%)	0.28%	0.03%
Total expenses	2.36%	2.28%	2.28%	2.25%	2.25%
Portfolio turnover rate	190%	252%	321%	365%	295%

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P 500® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$83.78	$76.71	$66.28	$72.81	$70.94
Income (loss) from investment operations:
Net investment income (loss)[a]	.81	.57	.59	.80	.49
Net gain (loss) on investments (realized and unrealized)	(2.13)	7.47	10.52	(4.72)	3.52
Total from investment operations	(1.32)	8.04	11.11	(3.92)	4.01
Less distributions from:
Net investment income	(1.14)	(.27)	(.68)	(.98)	(.07)
Net realized gains	(4.93)	(.70)	—	(1.63)	(2.07)
Total distributions	(6.07)	(.97)	(.68)	(2.61)	(2.14)
Net asset value, end of period	$76.39	$83.78	$76.71	$66.28	$72.81

Total Return	(1.25%)	10.48%	16.81%	(5.44%)	5.60%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$43,352	$59,536	$55,613	$70,983	$48,920
Ratios to average net assets:
Net investment income (loss)	0.97%	0.70%	0.83%	1.17%	0.66%
Total expenses	1.61%	1.53%	1.53%	1.50%	1.51%
Portfolio turnover rate	190%	252%	321%	365%	295%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 2:1 share split effective October 28, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

S&P MIDCAP 400® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Growth Index (the “underlying index”).

For the one-year period ended March 31, 2019, S&P MidCap 400® Pure Growth Fund H-Class returned -4.19%, compared with -2.61% for the S&P MidCap 400 Pure Growth Index. The Fund maintained a daily correlation of over 99% to its benchmark.

Energy and Technology were the sectors contributing the most to the performance of the underlying index for the period. The Consumer Discretionary and Financials sectors detracted the most.

Stocks that contributed the most to the return of the underlying index were ABIOMED, Inc., Mallinckrodt plc, and QEP Resources, Inc. MKS Instruments, Inc., Dycom Industries, Inc., and Skechers U.S.A., Inc. — Class A were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Eldorado Resorts, Inc.	2.9%
Mallinckrodt plc	2.4%
Amedisys, Inc.	2.1%
Allegheny Technologies, Inc.	2.1%
Primerica, Inc.	2.0%
Globus Medical, Inc. — Class A	2.0%
PRA Health Sciences, Inc.	2.0%
Murphy Oil Corp.	1.9%
World Wrestling Entertainment, Inc. — Class A	1.8%
Churchill Downs, Inc.	1.8%
Top Ten Total	21.0%

“Ten Largest Holdings” excludes any temporary cash investments.

28 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	(4.19%)	3.59%	14.81%
A-Class Shares with sales charge‡	(8.74%)	2.59%	14.25%
C-Class Shares	(4.90%)	2.82%	13.95%
C-Class Shares with CDSC§	(5.71%)	2.82%	13.95%
H-Class Shares	(4.19%)	3.59%	14.81%
S&P MidCap 400 Pure Growth Index	(2.61%)	5.13%	16.55%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS	March 31, 2019
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.2%

Consumer, Non-cyclical - 29.9%
Mallinckrodt plc*	73,036	$1,587,803
Amedisys, Inc.*	11,620	1,432,281
Globus Medical, Inc. — Class A*	27,010	1,334,564
PRA Health Sciences, Inc.*	12,021	1,325,796
LiveRamp Holdings, Inc.*	20,120	1,097,948
Molina Healthcare, Inc.*	7,049	1,000,676
Avanos Medical, Inc.*	23,080	985,054
ASGN, Inc.*	12,860	816,481
Insperity, Inc.	6,470	800,080
LivaNova plc*	7,422	721,790
Post Holdings, Inc.*	6,530	714,382
Helen of Troy Ltd.*	5,860	679,526
STERIS plc	5,170	661,915
Service Corporation International	16,300	654,445
Bio-Rad Laboratories, Inc. — Class A*	2,030	620,530
Integra LifeSciences Holdings Corp.*	10,723	597,486
Sabre Corp.	27,340	584,803
Encompass Health Corp.	9,950	581,080
Green Dot Corp. — Class A*	8,970	544,031
Boston Beer Company, Inc. — Class A*	1,650	486,305
WEX, Inc.*	2,460	472,295
Masimo Corp.*	3,119	431,295
Chemed Corp.	1,330	425,693
Adtalem Global Education, Inc.*	8,730	404,374
Ligand Pharmaceuticals, Inc. — Class B*,1	3,090	388,444
Lancaster Colony Corp.	1,950	305,545
Haemonetics Corp.*	3,300	288,684
Weight Watchers International, Inc.*	7,120	143,468
Total Consumer, Non-cyclical		20,086,774

Consumer, Cyclical - 14.6%
Eldorado Resorts, Inc.*	41,737	1,948,700
Churchill Downs, Inc.	13,461	1,214,990
Deckers Outdoor Corp.*	7,520	1,105,365
Urban Outfitters, Inc.*	32,689	968,902
Scientific Games Corp. — Class A*	42,385	865,502
Live Nation Entertainment, Inc.*	11,890	755,491
Domino’s Pizza, Inc.	2,838	732,488
Wendy’s Co.	39,166	700,680
Brinker International, Inc.	14,278	633,657
Wyndham Hotels & Resorts, Inc.	9,948	497,300
Pool Corp.	2,527	416,879
Total Consumer, Cyclical		9,839,954

Financial - 14.2%
Primerica, Inc.	11,180	1,365,637
Medical Properties Trust, Inc. REIT	60,105	1,112,544
LendingTree, Inc.*,1	2,690	945,696
American Campus Communities, Inc. REIT	19,209	913,964
SLM Corp.	78,950	782,395
UMB Financial Corp.	11,665	747,026
Omega Healthcare Investors, Inc. REIT	19,513	744,421
CyrusOne, Inc. REIT	13,305	697,714
National Retail Properties, Inc. REIT	12,002	664,791
Brown & Brown, Inc.	19,210	566,887
First Financial Bankshares, Inc.	9,760	563,933
Life Storage, Inc. REIT	4,210	409,507
Total Financial		9,514,515

Technology - 11.0%
CommVault Systems, Inc.*	14,880	963,331
MAXIMUS, Inc.	12,626	896,193
Fair Isaac Corp.*	3,291	893,934
j2 Global, Inc.	9,821	850,499
Zebra Technologies Corp. — Class A*	3,350	701,925
PTC, Inc.*	7,200	663,696
Cypress Semiconductor Corp.	40,760	608,139
Leidos Holdings, Inc.	8,550	547,970
Ultimate Software Group, Inc.*	1,524	503,118
ACI Worldwide, Inc.*	12,220	401,672
Silicon Laboratories, Inc.*	4,195	339,208
Total Technology		7,369,685

Energy - 9.9%
Murphy Oil Corp.	44,270	1,297,111
CNX Resources Corp.*	111,090	1,196,439
QEP Resources, Inc.*	147,400	1,148,246
Equitrans Midstream Corp.	49,280	1,073,319
Callon Petroleum Co.*	131,460	992,523
Ensco plc — Class A1	245,130	963,361
Total Energy		6,670,999

Communications - 6.4%
World Wrestling Entertainment, Inc. — Class A	14,117	1,225,073
New York Times Co. — Class A1	31,641	1,039,407
Ciena Corp.*	26,126	975,545
Yelp, Inc. — Class A*	16,398	565,731
FactSet Research Systems, Inc.	2,141	531,546
Total Communications		4,337,302

Industrial - 6.2%
ITT, Inc.	15,390	892,620
Lennox International, Inc.	2,310	610,764
Kennametal, Inc.	13,990	514,132
Woodward, Inc.	5,410	513,355
Curtiss-Wright Corp.	4,160	471,494
Trimble, Inc.*	10,575	427,230
IDEX Corp.	2,640	400,594
MSA Safety, Inc.	3,410	352,594
Total Industrial		4,182,783

Basic Materials - 4.4%
Allegheny Technologies, Inc.*	54,295	1,388,323
Chemours Co.	28,384	1,054,750
RPM International, Inc.	9,176	532,575
Total Basic Materials		2,975,648

Utilities - 2.6%
Black Hills Corp.	9,544	706,924
National Fuel Gas Co.	9,449	576,011

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
S&P MIDCAP 400® PURE GROWTH FUND

	Shares	Value

UGI Corp.	7,878	$436,599
Total Utilities		1,719,534

Total Common Stocks
(Cost $54,998,158)		66,697,194

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.4%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	$200,605	200,605
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	50,151	50,151
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	44,919	44,919
Total Repurchase Agreements
(Cost $295,675)		295,675

SECURITIES LENDING COLLATERAL†,3 - 3.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	2,069,113	$2,069,113
Total Securities Lending Collateral
(Cost $2,069,113)		2,069,113

Total Investments - 102.7%
(Cost $57,362,946)		$69,061,982
Other Assets & Liabilities, net - (2.7)%		(1,843,958)
Total Net Assets - 100.0%		$67,218,024

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$66,697,194	$—	$—	$66,697,194
Repurchase Agreements	—	295,675	—	295,675
Securities Lending Collateral	2,069,113	—	—	2,069,113
Total Assets	$68,766,307	$295,675	$—	$69,061,982

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $1,998,708 of securities loaned (cost $57,067,271)	$68,766,307
Repurchase agreements, at value (cost $295,675)	295,675
Receivables:
Securities sold	380,688
Dividends	44,816
Fund shares sold	4,191
Securities lending income	112
Interest	62
Total assets	69,491,851

Liabilities:
Payable for:
Return of securities lending collateral	2,069,113
Fund shares redeemed	55,538
Management fees	45,183
Distribution and service fees	20,560
Transfer agent and administrative fees	15,061
Portfolio accounting fees	6,025
Trustees’ fees*	1,619
Miscellaneous	60,728
Total liabilities	2,273,827
Commitments and contingent liabilities (Note 12)	—
Net assets	$67,218,024

Net assets consist of:
Paid in capital	$66,348,002
Total distributable earnings (loss)	870,022
Net assets	$67,218,024

A-Class:
Net assets	$10,680,731
Capital shares outstanding	232,783
Net asset value per share	$45.88
Maximum offering price per share (Net asset value divided by 95.25%)	$48.17

C-Class:
Net assets	$8,608,762
Capital shares outstanding	223,269
Net asset value per share	$38.56

H-Class:
Net assets	$47,928,531
Capital shares outstanding	1,043,238
Net asset value per share	$45.94

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends	$831,259
Interest	8,775
Income from securities lending, net	3,440
Total investment income	843,474

Expenses:
Management fees	645,338
Distribution and service fees:
A-Class	30,521
C-Class	108,977
H-Class	157,347
Transfer agent and administrative fees	215,113
Portfolio accounting fees	86,044
Registration fees	74,065
Trustees’ fees*	27,411
Custodian fees	11,893
Line of credit fees	278
Miscellaneous	112,222
Total expenses	1,469,209
Net investment loss	(625,735)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(3,143,761)
Net realized loss	(3,143,761)
Net change in unrealized appreciation (depreciation) on:
Investments	(123,715)
Net change in unrealized appreciation (depreciation)	(123,715)
Net realized and unrealized loss	(3,267,476)
Net decrease in net assets resulting from operations	$(3,893,211)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(625,735)	$(894,599)
Net realized gain (loss) on investments	(3,143,761)	16,743,616
Net change in unrealized appreciation (depreciation) on investments	(123,715)	(996,495)
Net increase (decrease) in net assets resulting from operations	(3,893,211)	14,852,522

Distributions to shareholders:
A-Class	(1,480,551)	(758,591)[1]
C-Class	(1,352,505)	(1,010,802)[1]
H-Class	(6,205,701)	(5,176,969)[1]
Total distributions to shareholders	(9,038,757)	(6,946,362)

Capital share transactions:
Proceeds from sale of shares
A-Class	9,908,515	17,483,446
C-Class	1,179,771	1,462,087
H-Class	88,802,650	96,888,514
Distributions reinvested
A-Class	1,446,877	732,820
C-Class	1,337,378	1,003,234
H-Class	6,125,144	5,118,047
Cost of shares redeemed
A-Class	(9,974,936)	(24,259,785)
C-Class	(6,073,902)	(4,366,393)
H-Class	(111,688,160)	(112,572,215)
Net decrease from capital share transactions	(18,936,663)	(18,510,245)
Net decrease in net assets	(31,868,631)	(10,604,085)

Net assets:
Beginning of year	99,086,655	109,690,740
End of year	$67,218,024	$99,086,655

Capital share activity:
Shares sold
A-Class	188,628	329,582
C-Class	26,086	30,103
H-Class	1,713,618	1,771,228
Shares issued from reinvestment of distributions
A-Class	33,431	13,716
C-Class	36,691	21,607
H-Class	141,328	95,682
Shares redeemed
A-Class	(195,357)	(457,240)
C-Class	(134,221)	(92,674)
H-Class	(2,151,342)	(2,067,255)
Net decrease in shares	(341,138)	(355,251)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 11).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$54.96	$50.84	$46.51	$53.86	$58.66
Income (loss) from investment operations:
Net investment income (loss)[a]	(.30)	(.41)	(.34)	(.36)	(.29)
Net gain (loss) on investments (realized and unrealized)	(2.39)	8.09	5.41	(4.48)	3.88
Total from investment operations	(2.69)	7.68	5.07	(4.84)	3.59
Less distributions from:
Net realized gains	(6.39)	(3.56)	(.74)	(2.51)	(8.39)
Total distributions	(6.39)	(3.56)	(.74)	(2.51)	(8.39)
Net asset value, end of period	$45.88	$54.96	$50.84	$46.51	$53.86

Total Return[b]	(4.19%)	15.33%	10.98%	(9.23%)	7.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,681	$11,327	$16,269	$29,017	$40,648
Ratios to average net assets:
Net investment income (loss)	(0.59%)	(0.77%)	(0.71%)	(0.71%)	(0.53%)
Total expenses	1.62%	1.53%	1.52%	1.50%	1.51%
Portfolio turnover rate	165%	160%	127%	143%	134%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$47.66	$44.83	$41.41	$48.60	$54.13
Income (loss) from investment operations:
Net investment income (loss)[a]	(.62)	(.71)	(.61)	(.66)	(.64)
Net gain (loss) on investments (realized and unrealized)	(2.09)	7.10	4.77	(4.02)	3.50
Total from investment operations	(2.71)	6.39	4.16	(4.68)	2.86
Less distributions from:
Net realized gains	(6.39)	(3.56)	(.74)	(2.51)	(8.39)
Total distributions	(6.39)	(3.56)	(.74)	(2.51)	(8.39)
Net asset value, end of period	$38.56	$47.66	$44.83	$41.41	$48.60

Total Return[b]	(4.90%)	14.47%	10.16%	(9.92%)	6.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,609	$14,046	$15,049	$20,279	$26,689
Ratios to average net assets:
Net investment income (loss)	(1.37%)	(1.49%)	(1.44%)	(1.46%)	(1.26%)
Total expenses	2.36%	2.28%	2.27%	2.25%	2.26%
Portfolio turnover rate	165%	160%	127%	143%	134%

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$55.03	$50.89	$46.56	$53.91	$58.71
Income (loss) from investment operations:
Net investment income (loss)[a]	(.34)	(.40)	(.33)	(.36)	(.29)
Net gain (loss) on investments (realized and unrealized)	(2.36)	8.10	5.40	(4.48)	3.88
Total from investment operations	(2.70)	7.70	5.07	(4.84)	3.59
Less distributions from:
Net realized gains	(6.39)	(3.56)	(.74)	(2.51)	(8.39)
Total distributions	(6.39)	(3.56)	(.74)	(2.51)	(8.39)
Net asset value, end of period	$45.94	$55.03	$50.89	$46.56	$53.91

Total Return	(4.19%)	15.32%	10.99%	(9.22%)	7.18%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$47,929	$73,714	$78,373	$94,915	$124,672
Ratios to average net assets:
Net investment income (loss)	(0.64%)	(0.74%)	(0.68%)	(0.71%)	(0.52%)
Total expenses	1.61%	1.53%	1.53%	1.50%	1.51%
Portfolio turnover rate	165%	160%	127%	143%	134%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

S&P MIDCAP 400® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for mid-cap value securities on a daily basis. The Fund’s current benchmark is the S&P MidCap 400® Pure Value Index (the “underlying index”).

For the one-year period ended March 31, 2019, S&P MidCap 400® Pure Value Fund H-Class returned -0.16%, compared with 1.80% for the S&P MidCap 400 Pure Value Index. The Fund maintained a daily correlation of over 99% to its benchmark.

Industrials and Financials were the sectors contributing the most to the performance of the underlying index for the period. The Energy and Materials sectors detracted the most.

Stocks that contributed the most to the return of the underlying index were Genworth Financial, Inc., — Class A, LifePoint Health, Inc., and Esterline Technologies Corp., Signet Jewelers Ltd., United States Steel Corp., and United Natural Foods, Inc. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Bed Bath & Beyond, Inc.	3.2%
Ryder System, Inc.	2.4%
KB Home	2.3%
Goodyear Tire & Rubber Co.	2.2%
McDermott International, Inc.	2.2%
Dillard’s, Inc. — Class A	2.2%
Tech Data Corp.	2.1%
World Fuel Services Corp.	2.0%
Dana, Inc.	2.0%
SYNNEX Corp.	1.9%
Top Ten Total	22.5%

“Ten Largest Holdings” excludes any temporary cash investments.

36 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	(0.16%)	4.83%	15.94%
A-Class Shares with sales charge‡	(4.90%)	3.82%	15.38%
C-Class Shares	(0.88%)	4.06%	15.07%
C-Class Shares with CDSC§	(1.84%)	4.06%	15.07%
H-Class Shares	(0.16%)	4.83%	15.93%
S&P MidCap 400 Pure Value Index	1.80%	6.90%	18.82%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P MidCap 400 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS	March 31, 2019
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Consumer, Cyclical - 26.1%
Bed Bath & Beyond, Inc.	26,350	$447,687
KB Home	13,480	325,811
Goodyear Tire & Rubber Co.	17,310	314,176
Dillard’s, Inc. — Class A1	4,210	303,204
World Fuel Services Corp.	9,759	281,938
Dana, Inc.	15,800	280,292
AutoNation, Inc.*	7,435	265,578
TRI Pointe Group, Inc.*	19,365	244,774
Toll Brothers, Inc.	5,435	196,747
Dick’s Sporting Goods, Inc.	4,625	170,246
Thor Industries, Inc.	2,630	164,033
Delphi Technologies plc	8,480	163,325
JetBlue Airways Corp.*	6,706	109,710
Caesars Entertainment Corp.*	12,470	108,364
Marriott Vacations Worldwide Corp.	1,140	106,590
Adient plc	4,730	61,301
Casey’s General Stores, Inc.	430	55,371
Signet Jewelers Ltd.	1,905	51,740
Total Consumer, Cyclical		3,650,887

Industrial - 25.4%
Ryder System, Inc.	5,406	335,118
Tech Data Corp.*	2,849	291,766
SYNNEX Corp.	2,839	270,812
Arrow Electronics, Inc.*	3,360	258,921
Avnet, Inc.	5,545	240,487
AECOM*	7,796	231,307
Trinity Industries, Inc.	8,392	182,358
Jabil, Inc.	6,830	181,610
Colfax Corp.*	5,710	169,473
AGCO Corp.	2,298	159,826
Resideo Technologies, Inc.*	8,000	154,320
Knight-Swift Transportation Holdings, Inc.[1]	4,210	137,583
MasTec, Inc.*	2,590	124,579
Owens-Illinois, Inc.	5,745	109,040
EMCOR Group, Inc.	1,325	96,831
Oshkosh Corp.	1,280	96,166
Terex Corp.	2,830	90,928
Granite Construction, Inc.	1,830	78,965
Silgan Holdings, Inc.	2,510	74,372
Belden, Inc.	1,365	73,301
Timken Co.	1,565	68,265
Werner Enterprises, Inc.	1,830	62,494
Worthington Industries, Inc.	1,650	61,578
Total Industrial		3,550,100

Financial - 18.0%
Legg Mason, Inc.	7,562	206,972
Realogy Holdings Corp.[1]	15,361	175,115
Reinsurance Group of America, Inc. — Class A	1,143	162,283
Navient Corp.	13,670	158,162
Janus Henderson Group plc	6,310	157,624
New York Community Bancorp, Inc.	11,570	133,865
Bank OZK	4,598	133,250
Stifel Financial Corp.	2,290	120,820
CNO Financial Group, Inc.	7,095	114,797
Alexander & Baldwin, Inc. REIT	4,410	112,190
Alleghany Corp.*	183	112,069
First American Financial Corp.	2,110	108,665
Old Republic International Corp.	5,094	106,567
Sabra Health Care REIT, Inc. REIT	4,614	89,835
Senior Housing Properties Trust REIT	7,593	89,446
PacWest Bancorp	2,251	84,660
Jones Lang LaSalle, Inc.	510	78,632
Associated Banc-Corp.	3,343	71,373
Umpqua Holdings Corp.	4,154	68,541
Hancock Whitney Corp.	1,692	68,357
Washington Federal, Inc.	1,950	56,335
Pinnacle Financial Partners, Inc.	1,020	55,794
First Horizon National Corp.	3,990	55,780
Total Financial		2,521,132

Basic Materials - 9.5%
United States Steel Corp.	13,872	270,365
Reliance Steel & Aluminum Co.	2,592	233,954
Olin Corp.	8,880	205,483
Domtar Corp.	3,362	166,923
Commercial Metals Co.	8,248	140,876
Carpenter Technology Corp.	2,685	123,107
Minerals Technologies, Inc.	1,545	90,831
Steel Dynamics, Inc.	2,570	90,644
Total Basic Materials		1,322,183

Energy - 8.7%
McDermott International, Inc.*	41,046	305,382
Murphy USA, Inc.*	2,019	172,867
Patterson-UTI Energy, Inc.	11,673	163,656
Range Resources Corp.	11,844	133,126
SM Energy Co.	7,385	129,164
Oceaneering International, Inc.*	6,901	108,829
Equities Corp.	5,143	106,666
Oasis Petroleum, Inc.*	15,115	91,294
Total Energy		1,210,984

Consumer, Non-cyclical - 8.5%
ManpowerGroup, Inc.	2,841	234,923
Avis Budget Group, Inc.*	5,750	200,445
Patterson Companies, Inc.	7,057	154,195
Acadia Healthcare Company, Inc.*	3,908	114,544
Sanderson Farms, Inc.	820	108,109
Graham Holdings Co. — Class B	157	107,259
Hain Celestial Group, Inc.*	4,305	99,531
TreeHouse Foods, Inc.*	1,458	94,114
MEDNAX, Inc.*	2,925	79,472
Total Consumer, Non-cyclical		1,192,592

Technology - 2.1%
Pitney Bowes, Inc.	14,600	100,302
CACI International, Inc. — Class A*	392	71,352
NetScout Systems, Inc.*	2,253	63,242

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
S&P MIDCAP 400® PURE VALUE FUND

	Shares	Value

Perspecta, Inc.	2,830	$57,222
Total Technology		292,118

Communications - 1.2%
Telephone & Data Systems, Inc.	5,507	169,230

Total Common Stocks
(Cost $12,247,051)		13,909,226

	Face Amount

REPURCHASE AGREEMENTS††,2 - 0.6%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	$57,661	57,661
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	14,415	14,415
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	12,911	12,911
Total Repurchase Agreements
(Cost $84,987)		84,987

SECURITIES LENDING COLLATERAL†,3 - 3.3%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[4]	454,496	$454,496
Total Securities Lending Collateral
(Cost $454,496)		454,496

Total Investments - 103.4%
(Cost $12,786,534)		$14,448,709
Other Assets & Liabilities, net - (3.4)%		(475,312)
Total Net Assets - 100.0%		$13,973,397

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 7.
[2]	Repurchase Agreements — See Note 6.
[3]	Securities lending collateral — See Note 7.
[4]	Rate indicated is the 7-day yield as of March 31, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$13,909,226	$—	$—	$13,909,226
Repurchase Agreements	—	84,987	—	84,987
Securities Lending Collateral	454,496	—	—	454,496
Total Assets	$14,363,722	$84,987	$—	$14,448,709

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

S&P MIDCAP 400® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $447,174 of securities loaned (cost $12,701,547)	$14,363,722
Repurchase agreements, at value (cost $84,987)	84,987
Receivables:
Dividends	11,563
Fund shares sold	1,329
Securities lending income	63
Interest	18
Total assets	14,461,682

Liabilities:
Payable for:
Return of securities lending collateral	454,496
Management fees	10,536
Distribution and service fees	4,941
Transfer agent and administrative fees	3,512
Portfolio accounting fees	1,405
Fund shares redeemed	1,142
Trustees’ fees*	243
Miscellaneous	12,010
Total liabilities	488,285
Commitments and contingent liabilities (Note 12)	—
Net assets	$13,973,397

Net assets consist of:
Paid in capital	$14,831,182
Total distributable earnings (loss)	(857,785)
Net assets	$13,973,397

A-Class:
Net assets	$1,203,318
Capital shares outstanding	23,309
Net asset value per share	$51.62
Maximum offering price per share (Net asset value divided by 95.25%)	$54.19

C-Class:
Net assets	$1,842,016
Capital shares outstanding	40,652
Net asset value per share	$45.31

H-Class:
Net assets	$10,928,063
Capital shares outstanding	212,046
Net asset value per share	$51.54

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $34)	$186,131
Interest	1,363
Income from securities lending, net	6,127
Total investment income	193,621

Expenses:
Management fees	96,881
Distribution and service fees:
A-Class	3,251
C-Class	19,061
H-Class	24,277
Transfer agent and administrative fees	32,294
Portfolio accounting fees	12,917
Registration fees	12,297
Trustees’ fees*	4,074
Custodian fees	1,763
Line of credit fees	121
Miscellaneous	16,405
Total expenses	223,341
Net investment loss	(29,720)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(308,470)
Net realized loss	(308,470)
Net change in unrealized appreciation (depreciation) on:
Investments	150,200
Net change in unrealized appreciation (depreciation)	150,200
Net realized and unrealized loss	(158,270)
Net decrease in net assets resulting from operations	$(187,990)

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(29,720)	$4,694
Net realized gain (loss) on investments	(308,470)	2,987,619
Net change in unrealized appreciation (depreciation) on investments	150,200	(1,711,037)
Net increase (decrease) in net assets resulting from operations	(187,990)	1,281,276

Distributions to shareholders:
A-Class	(45,986)	(25,067)[1]
C-Class	(43,988)	(41,239)[1]
H-Class	(196,579)	(540,034)[1]
Total distributions to shareholders	(286,553)	(606,340)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,525,367	4,669,629
C-Class	2,050,559	634,992
H-Class	66,894,202	122,982,787
Distributions reinvested
A-Class	33,094	25,036
C-Class	43,697	40,600
H-Class	195,599	537,320
Cost of shares redeemed
A-Class	(3,336,488)	(6,618,369)
C-Class	(2,030,965)	(2,095,601)
H-Class	(63,758,018)	(137,386,529)
Net increase (decrease) from capital share transactions	3,617,047	(17,210,135)
Net increase (decrease) in net assets	3,142,504	(16,535,199)

Net assets:
Beginning of year	10,830,893	27,366,092
End of year	$13,973,397	$10,830,893

Capital share activity:
Shares sold
A-Class	64,344	89,322
C-Class	43,351	12,719
H-Class	1,255,133	2,344,171
Shares issued from reinvestment of distributions
A-Class	691	459
C-Class	1,038	836
H-Class	4,094	9,855
Shares redeemed
A-Class	(62,058)	(126,997)
C-Class	(42,998)	(45,164)
H-Class	(1,195,323)	(2,617,759)
Net increase (decrease) in shares	68,272	(332,558)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 11).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$53.32	$51.39	$42.43	$45.68	$43.04
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	.02	(.08)	.16	.11
Net gain (loss) on investments (realized and unrealized)	(.17)	2.89	9.14	(3.30)	2.58
Total from investment operations	(.21)	2.91	9.06	(3.14)	2.69
Less distributions from:
Net investment income	(.02)	—	(.10)	(.11)	(.05)
Net realized gains	(1.47)	(.98)	—	—	—
Total distributions	(1.49)	(.98)	(.10)	(.11)	(.05)
Net asset value, end of period	$51.62	$53.32	$51.39	$42.43	$45.68

Total Return[b]	(0.16%)	5.63%	21.34%	(6.88%)	6.25%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,203	$1,084	$2,957	$4,775	$1,904
Ratios to average net assets:
Net investment income (loss)	(0.07%)	0.03%	(0.17%)	0.39%	0.26%
Total expenses	1.62%	1.54%	1.53%	1.50%	1.51%
Portfolio turnover rate	558%	506%	628%	493%	638%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$47.35	$46.08	$38.33	$41.59	$39.48
Income (loss) from investment operations:
Net investment income (loss)[a]	(.41)	(.29)	(.36)	(.12)	(.18)
Net gain (loss) on investments (realized and unrealized)	(.14)	2.54	8.21	(3.03)	2.34
Total from investment operations	(.55)	2.25	7.85	(3.15)	2.16
Less distributions from:
Net investment income	(.02)	—	(.10)	(.11)	(.05)
Net realized gains	(1.47)	(.98)	—	—	—
Total distributions	(1.49)	(.98)	(.10)	(.11)	(.05)
Net asset value, end of period	$45.31	$47.35	$46.08	$38.33	$41.59

Total Return[b]	(0.88%)	4.82%	20.46%	(7.58%)	5.47%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,842	$1,859	$3,266	$2,165	$3,033
Ratios to average net assets:
Net investment income (loss)	(0.85%)	(0.62%)	(0.85%)	(0.30%)	(0.44%)
Total expenses	2.37%	2.28%	2.28%	2.25%	2.26%
Portfolio turnover rate	558%	506%	628%	493%	638%

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P MIDCAP 400® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$53.25	$51.33	$42.38	$45.62	$42.98
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	.04	(.07)	.20	.11
Net gain (loss) on investments (realized and unrealized)	(.15)	2.86	9.12	(3.33)	2.58
Total from investment operations	(.22)	2.90	9.05	(3.13)	2.69
Less distributions from:
Net investment income	(.02)	—	(.10)	(.11)	(.05)
Net realized gains	(1.47)	(.98)	—	—	—
Total distributions	(1.49)	(.98)	(.10)	(.11)	(.05)
Net asset value, end of period	$51.54	$53.25	$51.33	$42.38	$45.62

Total Return	(0.16%)	5.58%	21.36%	(6.86%)	6.26%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,928	$7,888	$21,143	$48,048	$8,968
Ratios to average net assets:
Net investment income (loss)	(0.13%)	0.08%	(0.16%)	0.47%	0.25%
Total expenses	1.62%	1.53%	1.53%	1.51%	1.51%
Portfolio turnover rate	558%	506%	628%	493%	638%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

S&P SMALLCAP 600® PURE GROWTH FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap growth securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Growth Index (the “underlying index”).

For the one-year period ended March 31, 2019, S&P SmallCap 600® Pure Growth Fund H-Class returned -2.33%, compared with -0.45% for the S&P SmallCap 600 Pure Growth Index. The Fund maintained a daily correlation of over 99% to its benchmark.

Communications and Health Care were the sectors contributing the most to the performance of the underlying index for the period. The Technology and Materials sectors detracted the most.

Stocks that contributed the most to the return of the underlying index were World Wrestling Entertainment, Inc. — Class A, Avon Products, Inc., and Amedisys, Inc. Cutera, Inc., Ascena Retail Group, Inc., and Akorn, Inc. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Avon Products, Inc.	1.9%
NeoGenomics, Inc.	1.7%
Renewable Energy Group, Inc.	1.5%
Shake Shack, Inc. — Class A	1.4%
iRobot Corp.	1.3%
ProPetro Holding Corp.	1.3%
Innovative Industrial Properties, Inc.	1.3%
Medpace Holdings, Inc.	1.3%
CONMED Corp.	1.3%
KEMET Corp.	1.2%
Top Ten Total	14.2%

“Ten Largest Holdings” excludes any temporary cash investments.

44 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	(2.34%)	6.51%	15.68%
A-Class Shares with sales charge‡	(6.98%)	5.48%	15.12%
C-Class Shares	(3.06%)	5.71%	14.81%
C-Class Shares with CDSC§	(3.96%)	5.71%	14.81%
H-Class Shares	(2.33%)	6.51%	15.67%
S&P SmallCap 600 Pure Growth Index	(0.45%)	8.43%	18.09%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Growth Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS	March 31, 2019
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Consumer, Non-cyclical - 27.5%
Avon Products, Inc.*	70,630	$207,652
NeoGenomics, Inc.*	9,100	186,186
Medpace Holdings, Inc.*	2,430	143,297
CONMED Corp.	1,700	141,406
Tactile Systems Technology, Inc.*	2,470	130,219
Medifast, Inc.	990	126,274
Cardiovascular Systems, Inc.*	3,070	118,686
Supernus Pharmaceuticals, Inc.*	3,133	109,780
AngioDynamics, Inc.*	4,420	101,041
Luminex Corp.	4,360	100,324
Inter Parfums, Inc.	1,287	97,645
Career Education Corp.*	5,860	96,807
Care.com, Inc.*	4,660	92,082
Innoviva, Inc.*	6,062	85,050
WD-40 Co.	480	81,331
Cardtronics plc — Class A*	2,230	79,343
Eagle Pharmaceuticals, Inc.*	1,470	74,220
Neogen Corp.*	1,223	70,188
Repligen Corp.*	1,150	67,942
Integer Holdings Corp.*	850	64,107
Monro, Inc.	700	60,564
Heska Corp.*	704	59,925
Ensign Group, Inc.	1,167	59,739
HMS Holdings Corp.*	1,780	52,706
Endo International plc*	6,440	51,713
American Public Education, Inc.*	1,690	50,903
REGENXBIO, Inc.*	830	47,567
Corcept Therapeutics, Inc.*	3,871	45,446
Merit Medical Systems, Inc.*	705	43,590
CorVel Corp.*	632	41,232
Strategic Education, Inc.	300	39,393
Amphastar Pharmaceuticals, Inc.*	1,910	39,021
Forrester Research, Inc.	720	34,812
CryoLife, Inc.*	1,150	33,546
AMN Healthcare Services, Inc.*	704	33,151
Surmodics, Inc.*	759	33,001
Meridian Bioscience, Inc.	1,820	32,050
Addus HomeCare Corp.*	500	31,795
BioTelemetry, Inc.*	495	30,997
Vanda Pharmaceuticals, Inc.*	1,520	27,968
Spectrum Pharmaceuticals, Inc.*	2,570	27,473
Tivity Health, Inc.*	1,305	22,916
Total Consumer, Non-cyclical		3,073,088

Consumer, Cyclical - 16.7%
Shake Shack, Inc. — Class A*	2,696	159,468
iRobot Corp.*,1	1,274	149,937
Wingstop, Inc.[1]	1,594	121,192
Sleep Number Corp.*	2,316	108,852
Guess?, Inc.	5,320	104,272
Shoe Carnival, Inc.	2,990	101,750
Regis Corp.*	4,890	96,186
BJ’s Restaurants, Inc.	2,010	95,033
Marcus Corp.	2,020	80,901
Children’s Place, Inc.	730	71,014
Ascena Retail Group, Inc.*	62,460	67,457
Ruth’s Hospitality Group, Inc.	2,600	66,534
Allegiant Travel Co. — Class A	500	64,735
Dorman Products, Inc.*	719	63,337
FirstCash, Inc.	700	60,550
Tailored Brands, Inc.[1]	7,300	57,232
Mobile Mini, Inc.	1,610	54,643
Crocs, Inc.*	2,070	53,303
El Pollo Loco Holdings, Inc.*	3,780	49,178
Dave & Buster’s Entertainment, Inc.	986	49,172
Cavco Industries, Inc.*	417	49,010
Belmond Ltd. — Class A*	1,910	47,616
UniFirst Corp.	310	47,585
Dine Brands Global, Inc.	490	44,732
Total Consumer, Cyclical		1,863,689

Financial - 16.3%
Innovative Industrial Properties, Inc. REIT[1]	1,800	147,042
Agree Realty Corp. REIT	1,630	113,024
Blucora, Inc.*	3,190	106,482
Four Corners Property Trust, Inc. REIT	3,418	101,173
Navigators Group, Inc.	1,360	95,023
Redwood Trust, Inc. REIT	5,080	82,042
RLI Corp.	1,080	77,490
eHealth, Inc.*	1,205	75,120
Independent Bank Corp.	870	70,479
Old National Bancorp	4,283	70,241
United Fire Group, Inc.	1,590	69,499
Triumph Bancorp, Inc.*	2,300	67,597
Armada Hoffler Properties, Inc. REIT	4,300	67,037
HCI Group, Inc.	1,540	65,804
Washington Prime Group, Inc. REIT[1]	10,952	61,879
Marcus & Millichap, Inc.*	1,390	56,615
LegacyTexas Financial Group, Inc.	1,502	56,160
Universal Insurance Holdings, Inc.	1,760	54,560
Easterly Government Properties, Inc. REIT	2,980	53,670
Community Bank System, Inc.	880	52,597
Urstadt Biddle Properties, Inc. — Class A REIT	2,340	48,298
City Holding Co.	630	48,000
Seacoast Banking Corporation of Florida*	1,609	42,397
Community Healthcare Trust, Inc. REIT	980	35,172
Glacier Bancorp, Inc.	870	34,861
Westamerica Bancorporation	540	33,372
National Storage Affiliates Trust REIT	1,150	32,786
Total Financial		1,818,420

Industrial - 10.8%
KEMET Corp.	8,176	138,747
DXP Enterprises, Inc.*	2,773	107,925
SPX Corp.*	2,910	101,239
Axon Enterprise, Inc.*	1,760	95,762
Vicor Corp.*	3,048	94,549
Matson, Inc.	2,460	88,781
Franklin Electric Company, Inc.	1,586	81,029
Aerovironment, Inc.*	1,120	76,619

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
S&P SMALLCAP 600® PURE GROWTH FUND

	Shares	Value

Harsco Corp.*	3,158	$63,665
Proto Labs, Inc.*	580	60,981
Exponent, Inc.	940	54,257
ESCO Technologies, Inc.	730	48,932
Albany International Corp. — Class A	640	45,818
National Presto Industries, Inc.[1]	400	43,420
Raven Industries, Inc.	1,050	40,288
US Ecology, Inc.	580	32,468
Aerojet Rocketdyne Holdings, Inc.*	899	31,942
Total Industrial		1,206,422

Technology - 10.2%
Nanometrics, Inc.*	4,364	134,760
SPS Commerce, Inc.*	1,188	125,999
Unisys Corp.*	9,838	114,809
Tabula Rasa HealthCare, Inc.*	1,940	109,455
Bottomline Technologies DE, Inc.*	2,103	105,339
Semtech Corp.*	1,770	90,111
Cabot Microelectronics Corp.	696	77,924
Virtusa Corp.*	1,330	71,089
Omnicell, Inc.*	829	67,017
CTS Corp.	2,010	59,034
3D Systems Corp.*,1	5,117	55,059
Agilysys, Inc.*	2,502	52,967
Brooks Automation, Inc.	1,610	47,221
NextGen Healthcare, Inc.*	2,005	33,744
Total Technology		1,144,528

Energy - 9.4%
Renewable Energy Group, Inc.*	7,630	167,555
ProPetro Holding Corp.*	6,570	148,088
Denbury Resources, Inc.*	57,940	118,777
KLX Energy Services Holdings, Inc.*	4,286	107,750
Penn Virginia Corp.*	2,281	100,592
SunCoke Energy, Inc.*	11,757	99,817
Pioneer Energy Services Corp.*	53,980	95,544
HighPoint Resources Corp.*	40,360	89,196
Archrock, Inc.	7,174	70,162
Carrizo Oil & Gas, Inc.*	4,500	56,115
Total Energy		1,053,596

Communications - 6.0%
Iridium Communications, Inc.*	4,990	131,936
Perficient, Inc.*	4,800	131,472
Liquidity Services, Inc.*	9,740	75,095
EW Scripps Co. — Class A	3,400	71,400
Harmonic, Inc.*	8,600	46,612
Stamps.com, Inc.*	550	44,776
QuinStreet, Inc.*	3,338	44,696
8x8, Inc.*	2,190	44,238
Viavi Solutions, Inc.*	3,120	38,625
ATN International, Inc.	680	38,345
Total Communications		667,195

Basic Materials - 2.6%
Kaiser Aluminum Corp.	1,130	118,345
Innospec, Inc.	990	82,516
Hawkins, Inc.	1,600	58,928
Quaker Chemical Corp.	170	34,056
Total Basic Materials		293,845

Total Common Stocks
(Cost $9,039,873)		11,120,783

SECURITIES LENDING COLLATERAL†,2 - 3.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[3]	411,656	411,656
Total Securities Lending Collateral
(Cost $411,656)		411,656

Total Investments - 103.2%
(Cost $9,451,529)		$11,532,439
Other Assets & Liabilities, net - (3.2)%		(359,186)
Total Net Assets - 100.0%		$11,173,253

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 7.
[2]	Securities lending collateral — See Note 7.
[3]	Rate indicated is the 7-day yield as of March 31, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
S&P SMALLCAP 600® PURE GROWTH FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$11,120,783	$—	$—	$11,120,783
Securities Lending Collateral	411,656	—	—	411,656
Total Assets	$11,532,439	$—	$—	$11,532,439

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $398,435 of securities loaned (cost $9,451,529)	$11,532,439
Cash	990
Receivables:
Securities sold	70,227
Dividends	7,438
Fund shares sold	5,961
Securities lending income	494
Total assets	11,617,549

Liabilities:
Payable for:
Return of securities lending collateral	411,656
Management fees	8,291
Distribution and service fees	3,676
Transfer agent and administrative fees	2,764
Portfolio accounting fees	1,105
Trustees’ fees*	577
Fund shares redeemed	5
Miscellaneous	16,222
Total liabilities	444,296
Commitments and contingent liabilities (Note 12)	—
Net assets	$11,173,253

Net assets consist of:
Paid in capital	$10,895,083
Total distributable earnings (loss)	278,170
Net assets	$11,173,253

A-Class:
Net assets	$2,396,943
Capital shares outstanding	36,753
Net asset value per share	$65.22
Maximum offering price per share (Net asset value divided by 95.25%)	$68.47

C-Class:
Net assets	$1,251,532
Capital shares outstanding	21,741
Net asset value per share	$57.57

H-Class:
Net assets	$7,524,778
Capital shares outstanding	115,401
Net asset value per share	$65.21

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends	$158,937
Interest	3,706
Income from securities lending, net	30,726
Total investment income	193,369

Expenses:
Management fees	230,300
Distribution and service fees:
A-Class	8,299
C-Class	28,492
H-Class	61,344
Transfer agent and administrative fees	76,767
Portfolio accounting fees	30,706
Registration fees	24,356
Trustees’ fees*	12,563
Custodian fees	4,307
Line of credit fees	362
Miscellaneous	38,834
Total expenses	516,330
Net investment loss	(322,961)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(170,877)
Net realized loss	(170,877)
Net change in unrealized appreciation (depreciation) on:
Investments	(396,935)
Net change in unrealized appreciation (depreciation)	(396,935)
Net realized and unrealized loss	(567,812)
Net decrease in net assets resulting from operations	$(890,773)

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

S&P SMALLCAP 600® PURE GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(322,961)	$(177,043)
Net realized gain (loss) on investments	(170,877)	2,564,257
Net change in unrealized appreciation (depreciation) on investments	(396,935)	(2,055,841)
Net increase (decrease) in net assets resulting from operations	(890,773)	331,373

Distributions to shareholders:
A-Class	(199,451)	(64,670)[1]
C-Class	(184,824)	(104,709)[1]
H-Class	(801,038)	(597,163)[1]
Total distributions to shareholders	(1,185,313)	(766,542)

Capital share transactions:
Proceeds from sale of shares
A-Class	7,538,860	14,158,497
C-Class	3,647,297	2,836,085
H-Class	129,539,372	112,035,613
Distributions reinvested
A-Class	186,968	60,401
C-Class	176,270	96,921
H-Class	791,837	583,708
Cost of shares redeemed
A-Class	(6,699,917)	(14,705,207)
C-Class	(4,578,267)	(3,788,527)
H-Class	(137,087,116)	(128,438,678)
Net decrease from capital share transactions	(6,484,696)	(17,161,187)
Net decrease in net assets	(8,560,782)	(17,596,356)

Net assets:
Beginning of year	19,734,035	37,330,391
End of year	$11,173,253	$19,734,035

Capital share activity:
Shares sold
A-Class	96,228	202,422
C-Class	52,419	43,984
H-Class	1,703,060	1,629,672
Shares issued from reinvestment of distributions
A-Class	2,842	866
C-Class	3,029	1,545
H-Class	12,038	8,371
Shares redeemed
A-Class	(88,180)	(215,946)
C-Class	(70,247)	(60,278)
H-Class	(1,815,964)	(1,905,889)
Net decrease in shares	(104,775)	(295,253)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 11).

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$71.79	$65.58	$52.28	$58.90	$52.99
Income (loss) from investment operations:
Net investment income (loss)[a]	(.70)	(.63)	(.41)	(.20)	(.46)
Net gain (loss) on investments (realized and unrealized)	(.94)	9.35	13.71	(6.42)	6.37
Total from investment operations	(1.64)	8.72	13.30	(6.62)	5.91
Less distributions from:
Net realized gains	(4.93)	(2.51)	—	—	—
Total distributions	(4.93)	(2.51)	—	—	—
Net asset value, end of period	$65.22	$71.79	$65.58	$52.28	$58.90

Total Return[b]	(2.34%)	13.41%	25.44%	(11.24%)	11.15%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,397	$1,857	$2,526	$2,451	$2,825
Ratios to average net assets:
Net investment income (loss)	(0.93%)	(0.91%)	(0.71%)	(0.36%)	(0.88%)
Total expenses	1.62%	1.53%	1.52%	1.50%	1.51%
Portfolio turnover rate	421%	643%	818%	309%	380%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$64.43	$59.55	$47.82	$54.28	$49.21
Income (loss) from investment operations:
Net investment income (loss)[a]	(1.16)	(.96)	(.79)	(.62)	(.74)
Net gain (loss) on investments (realized and unrealized)	(.77)	8.35	12.52	(5.84)	5.81
Total from investment operations	(1.93)	7.39	11.73	(6.46)	5.07
Less distributions from:
Net realized gains	(4.93)	(2.51)	—	—	—
Total distributions	(4.93)	(2.51)	—	—	—
Net asset value, end of period	$57.57	$64.43	$59.55	$47.82	$54.28

Total Return[b]	(3.06%)	12.52%	24.51%	(11.90%)	10.30%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,252	$2,354	$3,054	$2,542	$5,436
Ratios to average net assets:
Net investment income (loss)	(1.70%)	(1.52%)	(1.48%)	(1.19%)	(1.50%)
Total expenses	2.36%	2.28%	2.28%	2.25%	2.25%
Portfolio turnover rate	421%	643%	818%	309%	380%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

S&P SMALLCAP 600® PURE GROWTH FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$71.78	$65.58	$52.27	$58.89	$52.99
Income (loss) from investment operations:
Net investment income (loss)[a]	(.77)	(.55)	(.44)	(.28)	(.31)
Net gain (loss) on investments (realized and unrealized)	(.87)	9.26	13.75	(6.34)	6.21
Total from investment operations	(1.64)	8.71	13.31	(6.62)	5.90
Less distributions from:
Net realized gains	(4.93)	(2.51)	—	—	—
Total distributions	(4.93)	(2.51)	—	—	—
Net asset value, end of period	$65.21	$71.78	$65.58	$52.27	$58.89

Total Return	(2.33%)	13.38%	25.46%	(11.24%)	11.13%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$7,525	$15,523	$31,750	$25,046	$50,810
Ratios to average net assets:
Net investment income (loss)	(0.99%)	(0.80%)	(0.75%)	(0.49%)	(0.58%)
Total expenses	1.61%	1.53%	1.53%	1.50%	1.49%
Portfolio turnover rate	421%	643%	818%	309%	380%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

52 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

S&P SMALLCAP 600® PURE VALUE FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a benchmark for small-cap value securities on a daily basis. The Fund’s current benchmark is the S&P SmallCap 600® Pure Value Index (the “underlying index”).

For the one-year period ended March 31, 2019, S&P SmallCap 600® Pure Value Fund H-Class returned -6.42%, compared with -4.87% for the S&P SmallCap 600 Pure Value Index. The Fund maintained a daily correlation of over 99% to its benchmark.

Materials and Technology were the sectors contributing the most to return of the underlying index for the period. The Health Care and Industrials sectors detracted the most.

Stocks that contributed the most to the return of the underlying index were Griffon Corp., Ultra Clean Holdings, Inc., and William Lyon Homes Class A. Cloud Peak Energy, Inc., Owens & Minor, Inc., and Superior Industries International, Inc. were the largest detractors from performance of the underlying index.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	September 1, 2004
C-Class	February 20, 2004
H-Class	February 20, 2004

Ten Largest Holdings (% of Total Net Assets)
Hibbett Sports, Inc.	1.8%
Griffon Corp.	1.7%
William Lyon Homes — Class A	1.5%
American Axle & Manufacturing Holdings, Inc.	1.5%
Ultra Clean Holdings, Inc.	1.4%
Group 1 Automotive, Inc.	1.4%
M/I Homes, Inc.	1.4%
Office Depot, Inc.	1.3%
Sonic Automotive, Inc. — Class A	1.2%
United Natural Foods, Inc.	1.2%
Top Ten Total	14.4%

“Ten Largest Holdings” excludes any temporary cash investments.

THE RYDEX FUNDS ANNUAL REPORT | 53

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	(6.44%)	0.16%	14.79%
A-Class Shares with sales charge‡	(10.89%)	(0.81%)	14.23%
C-Class Shares	(7.13%)	(0.59%)	13.90%
C-Class Shares with CDSC§	(8.06%)	(0.59%)	13.90%
H-Class Shares	(6.42%)	0.19%	14.78%
S&P SmallCap 600 Pure Value Index	(4.87%)	2.14%	17.87%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The S&P SmallCap 600 Pure Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

54 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2019
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

COMMON STOCKS† - 99.5%

Consumer, Cyclical - 36.3%
Hibbett Sports, Inc.*	9,157	$208,871
William Lyon Homes — Class A*	11,336	174,234
American Axle & Manufacturing Holdings, Inc.*	11,658	166,826
Group 1 Automotive, Inc.	2,514	162,656
M/I Homes, Inc.*	5,823	155,008
Office Depot, Inc.	41,068	149,077
Sonic Automotive, Inc. — Class A	9,601	142,191
Meritage Homes Corp.*	2,912	130,196
Genesco, Inc.*	2,695	122,757
Winnebago Industries, Inc.	3,874	120,675
Lithia Motors, Inc. — Class A	1,241	115,103
Abercrombie & Fitch Co. — Class A	4,173	114,382
Vitamin Shoppe, Inc.*	15,340	107,994
Veritiv Corp.*	3,714	97,753
ScanSource, Inc.*	2,676	95,854
Express, Inc.*	22,346	95,641
Core-Mark Holding Company, Inc.	2,403	89,223
EZCORP, Inc. — Class A*	9,413	87,729
Cato Corp. — Class A	5,788	86,704
Chico’s FAS, Inc.	20,177	86,156
MDC Holdings, Inc.	2,912	84,623
Anixter International, Inc.*	1,479	82,987
Red Robin Gourmet Burgers, Inc.*	2,857	82,310
Zumiez, Inc.*	3,297	82,062
J.C. Penney Company, Inc.*,1	54,465	81,153
Big Lots, Inc.	2,090	79,462
Titan International, Inc.[1]	13,071	78,034
MarineMax, Inc.*	4,039	77,387
Conn’s, Inc.*	3,330	76,124
Vista Outdoor, Inc.*	9,303	74,517
Superior Industries International, Inc.	15,339	73,014
Wabash National Corp.	4,995	67,682
Lumber Liquidators Holdings, Inc.*,1	6,442	65,064
Cooper-Standard Holdings, Inc.*	1,366	64,147
Haverty Furniture Companies, Inc.	2,644	57,851
Kirkland’s, Inc.*	7,585	53,322
LGI Homes, Inc.*,1	880	53,011
Caleres, Inc.	1,928	47,602
G-III Apparel Group Ltd.*	1,048	41,878
Vera Bradley, Inc.*	3,133	41,512
Ethan Allen Interiors, Inc.	1,929	36,902
SkyWest, Inc.	617	33,497
Barnes & Noble Education, Inc.*	7,861	33,016
Cooper Tire & Rubber Co.	1,098	32,819
Motorcar Parts of America, Inc.*	1,717	32,400
Unifi, Inc.*	1,590	30,766
Fossil Group, Inc.*	1,869	25,643
Barnes & Noble, Inc.	4,639	25,190
GameStop Corp. — Class A1	2,448	24,872
Total Consumer, Cyclical		4,147,877

Industrial - 20.9%
Griffon Corp.	10,542	194,816
Olympic Steel, Inc.	7,459	118,374
TTM Technologies, Inc.*	9,647	113,159
TimkenSteel Corp.*	10,088	109,556
Boise Cascade Co.	4,047	108,298
Atlas Air Worldwide Holdings, Inc.*	2,070	104,659
Lydall, Inc.*	4,322	101,394
MYR Group, Inc.*	2,679	92,774
Orion Group Holdings, Inc.*	31,237	91,212
Multi-Color Corp.	1,775	88,555
Universal Forest Products, Inc.	2,948	88,116
Benchmark Electronics, Inc.	3,291	86,389
Echo Global Logistics, Inc.*	3,320	82,270
Sanmina Corp.*	2,846	82,107
ArcBest Corp.	2,465	75,897
Patrick Industries, Inc.*	1,627	73,736
Arcosa, Inc.	2,210	67,515
Briggs & Stratton Corp.	5,401	63,894
Ichor Holdings Ltd.*,1	2,723	61,485
SEACOR Holdings, Inc.*	1,286	54,372
Aegion Corp. — Class A*	2,989	52,517
US Concrete, Inc.*	1,207	49,994
CIRCOR International, Inc.*	1,431	46,650
Greenbrier Companies, Inc.	1,437	46,315
TopBuild Corp.*	689	44,661
Bel Fuse, Inc. — Class B	1,681	42,496
Astec Industries, Inc.	1,025	38,704
Encore Wire Corp.	647	37,022
Mueller Industries, Inc.	1,117	35,007
Powell Industries, Inc.	1,153	30,612
Comtech Telecommunications Corp.	1,286	29,861
Apogee Enterprises, Inc.	750	28,117
SPX FLOW, Inc.*	848	27,051
Tredegar Corp.	1,538	24,823
Total Industrial		2,392,408

Consumer, Non-cyclical - 13.7%
United Natural Foods, Inc.*	10,506	138,889
Kelly Services, Inc. — Class A	6,130	135,228
Magellan Health, Inc.*	1,989	131,115
SpartanNash Co.	7,048	111,852
Andersons, Inc.	3,425	110,388
ABM Industries, Inc.	3,027	110,031
Rent-A-Center, Inc.*	3,882	81,017
Invacare Corp.	8,978	75,146
Cross Country Healthcare, Inc.*	10,666	74,982
Seneca Foods Corp. — Class A*	3,009	74,022
Dean Foods Co.	22,464	68,066
TrueBlue, Inc.*	2,609	61,677
Lannett Company, Inc.*,1	6,860	53,988
Team, Inc.*,1	2,912	50,960
Quanex Building Products Corp.	3,189	50,673
Assertio Therapeutics, Inc.*	9,111	46,193
Universal Corp.	786	45,297
Diplomat Pharmacy, Inc.*	4,809	27,940
Owens & Minor, Inc.	6,790	27,839

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 55

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

Matthews International Corp. — Class A	703	$25,976
LSC Communications, Inc.	3,968	25,911
Select Medical Holdings Corp.*	1,375	19,374
Central Garden & Pet Co. — Class A*	637	14,810
Central Garden & Pet Co.*	164	4,192
Total Consumer, Non-cyclical		1,565,566

Energy - 8.3%
Green Plains, Inc.	7,362	122,798
US Silica Holdings, Inc.[1]	7,061	122,579
Superior Energy Services, Inc.*	19,648	91,756
Par Pacific Holdings, Inc.*	4,857	86,503
REX American Resources Corp.*	766	61,747
Helix Energy Solutions Group, Inc.*	7,501	59,333
Gulfport Energy Corp.*	7,125	57,142
Newpark Resources, Inc.*	5,659	51,836
C&J Energy Services, Inc.*	3,251	50,456
Laredo Petroleum, Inc.*	14,518	44,861
SRC Energy, Inc.*	8,639	44,232
Diamond Offshore Drilling, Inc.*,1	3,858	40,470
Matrix Service Co.*	1,710	33,482
Exterran Corp.*	1,695	28,561
Oil States International, Inc.*	1,641	27,831
Ring Energy, Inc.*	3,995	23,451
Total Energy		947,038

Financial - 7.7%
INTL FCStone, Inc.*	2,253	87,326
Encore Capital Group, Inc.*	3,193	86,946
Ambac Financial Group, Inc.*	3,983	72,172
Stewart Information Services Corp.	1,263	53,917
Customers Bancorp, Inc.*	2,936	53,758
iStar, Inc. REIT	6,245	52,583
Third Point Reinsurance Ltd.*	4,241	44,022
CBL & Associates Properties, Inc. REIT[1]	27,019	41,879
Summit Hotel Properties, Inc. REIT	3,380	38,566
Capstead Mortgage Corp. REIT	4,392	37,727
Invesco Mortgage Capital, Inc. REIT	2,360	37,288
Opus Bank	1,843	36,492
PennyMac Mortgage Investment Trust REIT	1,503	31,127
Hersha Hospitality Trust REIT	1,719	29,464
PRA Group, Inc.*	1,048	28,097
Xenia Hotels & Resorts, Inc. REIT	1,280	28,045
Horace Mann Educators Corp.	768	27,041
Cedar Realty Trust, Inc. REIT	7,712	26,221
Hope Bancorp, Inc.	1,888	24,695
Pacific Premier Bancorp, Inc.	878	23,293
Apollo Commercial Real Estate Finance, Inc. REIT	1,229	22,368
Total Financial		883,027

Basic Materials - 7.3%
PH Glatfelter Co.	9,513	134,323
Rayonier Advanced Materials, Inc.	9,732	131,966
Kraton Corp.*	3,881	124,890
Century Aluminum Co.*	11,136	98,888
Clearwater Paper Corp.*	4,798	93,465
Mercer International, Inc.	6,460	87,275
Koppers Holdings, Inc.*	1,994	51,804
AdvanSix, Inc.*	1,417	40,484
Schweitzer-Mauduit International, Inc.	1,007	38,991
Innophos Holdings, Inc.	1,156	34,842
Total Basic Materials		836,928

Technology - 3.5%
Ultra Clean Holdings, Inc.*	15,819	163,727
Insight Enterprises, Inc.*	1,911	105,219
Photronics, Inc.*	5,521	52,173
Sykes Enterprises, Inc.*	1,024	28,959
Donnelley Financial Solutions, Inc.*	1,900	28,272
TiVo Corp.	2,843	26,497
Total Technology		404,847

Communications - 1.8%
Gannett Company, Inc.	8,735	92,067
New Media Investment Group, Inc.	5,749	60,364
Digi International, Inc.*	2,526	32,005
Frontier Communications Corp.*,1	12,866	25,603
Total Communications		210,039

Total Common Stocks
(Cost $10,395,217)		11,387,730

RIGHTS†††,2 - 0.0%
A Schulman, Inc.*	1,520	—
Total Rights
(Cost $—)		—

	Face Amount

REPURCHASE AGREEMENTS††,3 - 0.6%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	$45,345	45,345
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	11,336	11,336
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	10,154	10,154
Total Repurchase Agreements
(Cost $66,835)		66,835

56 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
S&P SMALLCAP 600® PURE VALUE FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,4 - 2.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[5]	244,252	$244,252
Total Securities Lending Collateral
(Cost $244,252)		244,252

Total Investments - 102.2%
(Cost $10,706,304)		$11,698,817
Other Assets & Liabilities, net - (2.2)%		(253,201)
Total Net Assets - 100.0%		$11,445,616

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
†††	Value determined based on Level 3 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 7.
[2]	Security was fair valued by the Valuation Committee at March 31, 2019. The total market value of fair valued securities amounts to $0, (cost $0) or 0.0% of total net assets.
[3]	Repurchase Agreements — See Note 6.
[4]	Securities lending collateral — See Note 7.
[5]	Rate indicated is the 7-day yield as of March 31, 2019.
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs		Total
Common Stocks	$11,387,730	$—	$—		$11,387,730
Rights	—	—	—	*	—
Repurchase Agreements	—	66,835	—		66,835
Securities Lending Collateral	244,252	—	—		244,252
Total Assets	$11,631,982	$66,835	$—		$11,698,817

*	Includes securities with a market value of $0.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 57

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $239,498 of securities loaned (cost $10,639,469)	$11,631,982
Repurchase agreements, at value (cost $66,835)	66,835
Receivables:
Fund shares sold	1,214,789
Dividends	8,336
Securities lending income	620
Interest	14
Total assets	12,922,576

Liabilities:
Payable for:
Securities purchased	1,193,364
Return of securities lending collateral	244,252
Fund shares redeemed	8,758
Management fees	8,579
Distribution and service fees	3,587
Transfer agent and administrative fees	2,860
Portfolio accounting fees	1,144
Trustees’ fees*	294
Miscellaneous	14,122
Total liabilities	1,476,960
Commitments and contingent liabilities (Note 12)	—
Net assets	$11,445,616

Net assets consist of:
Paid in capital	$17,764,172
Total distributable earnings (loss)	(6,318,556)
Net assets	$11,445,616

A-Class:
Net assets	$1,329,343
Capital shares outstanding	51,398
Net asset value per share	$25.86
Maximum offering price per share (Net asset value divided by 95.25%)	$27.15

C-Class:
Net assets	$1,054,586
Capital shares outstanding	47,638
Net asset value per share	$22.14

H-Class:
Net assets	$9,061,687
Capital shares outstanding	351,200
Net asset value per share	$25.80

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $147)	$250,280
Interest	1,984
Income from securities lending, net	14,373
Total investment income	266,637

Expenses:
Management fees	117,129
Distribution and service fees:
A-Class	3,009
C-Class	12,728
H-Class	32,852
Transfer agent and administrative fees	39,044
Portfolio accounting fees	15,617
Trustees’ fees*	5,841
Custodian fees	2,183
Line of credit fees	345
Miscellaneous	33,869
Total expenses	262,617
Net investment income	4,020

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(597,081)
Net realized loss	(597,081)
Net change in unrealized appreciation (depreciation) on:
Investments	112,414
Net change in unrealized appreciation (depreciation)	112,414
Net realized and unrealized loss	(484,667)
Net decrease in net assets resulting from operations	$(480,647)

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

58 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$4,020	$(55,930)
Net realized gain (loss) on investments	(597,081)	1,691,340
Net change in unrealized appreciation (depreciation) on investments	112,414	(3,206,465)
Net decrease in net assets resulting from operations	(480,647)	(1,571,055)

Capital share transactions:
Proceeds from sale of shares
A-Class	3,963,689	4,210,719
C-Class	1,906,223	1,552,976
H-Class	90,671,854	242,171,487
Cost of shares redeemed
A-Class	(3,227,735)	(5,174,920)
C-Class	(2,343,774)	(1,844,312)
H-Class	(88,932,802)	(252,734,781)
Net increase (decrease) from capital share transactions	2,037,455	(11,818,831)
Net increase (decrease) in net assets	1,556,808	(13,389,886)

Net assets:
Beginning of year	9,888,808	23,278,694
End of year	$11,445,616	$9,888,808

Capital share activity:
Shares sold
A-Class	137,867	153,331
C-Class	76,965	64,529
H-Class	3,174,393	9,315,567
Shares redeemed
A-Class	(114,025)	(188,892)
C-Class	(93,594)	(75,331)
H-Class	(3,098,645)	(9,769,273)
Net increase (decrease) in shares	82,961	(500,069)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 59

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$27.64	$27.24	$23.16	$25.81	$25.66
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	(.08)	(.14)	(.10)	(.03)
Net gain (loss) on investments (realized and unrealized)	(1.84)	.48	4.22	(2.55)	.18
Total from investment operations	(1.78)	.40	4.08	(2.65)	.15
Net asset value, end of period	$25.86	$27.64	$27.24	$23.16	$25.81

Total Return[b]	(6.44%)	1.47%	17.62%	(10.27%)	0.58%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,329	$762	$1,720	$1,113	$1,592
Ratios to average net assets:
Net investment income (loss)	0.21%	(0.30%)	(0.50%)	(0.42%)	(0.10%)
Total expenses	1.62%	1.53%	1.53%	1.50%	1.50%
Portfolio turnover rate	534%	1,832%	1,449%	417%	579%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$23.84	$23.68	$20.28	$22.78	$22.81
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.21)	(.28)	(.24)	(.19)
Net gain (loss) on investments (realized and unrealized)	(1.57)	.37	3.68	(2.26)	.16
Total from investment operations	(1.70)	.16	3.40	(2.50)	(.03)
Net asset value, end of period	$22.14	$23.84	$23.68	$20.28	$22.78

Total Return[b]	(7.13%)	0.68%	16.77%	(10.97%)	(0.13%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,055	$1,532	$1,778	$1,847	$3,082
Ratios to average net assets:
Net investment income (loss)	(0.53%)	(0.90%)	(1.26%)	(1.17%)	(0.84%)
Total expenses	2.36%	2.28%	2.28%	2.25%	2.25%
Portfolio turnover rate	534%	1,832%	1,449%	417%	579%

60 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

S&P SMALLCAP 600® PURE VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$27.57	$27.13	$23.07	$25.71	$25.55
Income (loss) from investment operations:
Net investment income (loss)[a]	.02	(.09)	(.12)	(.07)	(.01)
Net gain (loss) on investments (realized and unrealized)	(1.79)	.53	4.18	(2.57)	.17
Total from investment operations	(1.77)	.44	4.06	(2.64)	.16
Net asset value, end of period	$25.80	$27.57	$27.13	$23.07	$25.71

Total Return	(6.42%)	1.62%	17.60%	(10.27%)	0.63%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,062	$7,595	$19,782	$18,071	$11,374
Ratios to average net assets:
Net investment income (loss)	0.06%	(0.32%)	(0.47%)	(0.32%)	(0.03%)
Total expenses	1.62%	1.53%	1.53%	1.50%	1.50%
Portfolio turnover rate	534%	1,832%	1,449%	417%	579%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 61

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

EUROPE 1.25x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 125% of the fair value of the STOXX® Europe 50 Index (the “underlying index”).

For the one-year period ended March 31, 2019, Europe 1.25x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 125% of the daily price movement of the STOXX Europe 50 Index. Europe 1.25x Strategy Fund H-Class returned -2.28% while the STOXX Europe 50 Index returned -0.69% over the same period.

Health Care and Consumer Staples were the sectors contributing most to the performance of the underlying index for the period. Financials and Communications were the sectors detracting the most.

The stocks that contributed the most to the performance of the underlying index were Nestle SA, Novartis AG, and Roche Holding AG. Those that detracted the most from the performance of the underlying index were Bayer AG, British American Tobacco Plc, and BNP Paribas SA Class A.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage, not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund (effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund), Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by Guggenheim Investments. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the period, investment in the Cash Management Funds benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

62 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Inception Dates:
A-Class	March 31, 2004
C-Class	May 10, 2001
H-Class	May 8, 2000

Country Diversification

Country	% of Long-Term Investments
United Kingdom	32%
Switzerland	21%
France	19%
Germany	13%
Netherlands	5%
Spain	4%
Denmark	2%
Other	4%
Total Long-Term Investments	100%

Ten Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund - Institutional Class	4.4%
Guggenheim Strategy Fund II	4.3%
Nestle S.A. ADR	3.1%
Novartis AG ADR	2.6%
Roche Holding AG ADR	2.0%
HSBC Holdings plc ADR	1.7%
Total S.A. ADR	1.5%
BP plc ADR	1.5%
Royal Dutch Shell plc — Class A ADR	1.4%
SAP SE ADR	1.3%
Top Ten Total	23.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	(2.32%)	(1.96%)	6.58%
A-Class Shares with sales charge‡	(6.96%)	(2.91%)	6.06%
C-Class Shares	(3.04%)	(2.65%)	5.71%
C-Class Shares with CDSC§	(3.92%)	(2.65%)	5.71%
H-Class Shares	(2.28%)	(1.93%)	6.52%
STOXX Europe 50 Index	(0.69%)	0.52%	7.36%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The STOXX Europe 50 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 63

SCHEDULE OF INVESTMENTS	March 31, 2019
EUROPE 1.25x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 43.7%

Consumer, Non-cyclical - 18.1%
Nestle S.A. ADR	12,004	$1,144,221
Novartis AG ADR	9,971	958,612
Roche Holding AG ADR	22,021	757,302
GlaxoSmithKline plc ADR	9,622	402,104
AstraZeneca plc ADR	9,768	394,920
Sanofi ADR	8,847	391,745
British American Tobacco plc ADR	9,290	387,579
Diageo plc ADR	2,358	385,792
Novo Nordisk A/S ADR	6,861	358,899
Unilever N.V. — Class Y	5,668	330,388
Anheuser-Busch InBev S.A. ADR	3,385	284,239
Unilever plc ADR	4,611	266,147
L’Oreal S.A. ADR	4,801	258,846
Reckitt Benckiser Group plc ADR	14,185	240,152
Bayer AG ADR	14,459	232,862
Total Consumer, Non-cyclical		6,793,808

Financial - 8.0%
HSBC Holdings plc ADR	16,051	651,350
Allianz SE ADR	16,581	368,264
Banco Santander S.A. ADR	62,144	287,727
Lloyds Banking Group plc ADR	69,795	224,042
BNP Paribas S.A. ADR	8,938	212,635
AXA S.A. ADR	8,111	204,073
Prudential plc ADR[1]	5,002	201,180
Zurich Insurance Group AG ADR	5,909	195,381
UBS Group AG*	15,047	182,219
ING Groep N.V. ADR[1]	14,989	181,966
Intesa Sanpaolo SpA ADR	10,591	155,529
Banco Bilbao Vizcaya Argentaria S.A. ADR	25,666	147,066
Total Financial		3,011,432

Energy - 4.9%
Total S.A. ADR	10,300	573,195
BP plc ADR	12,920	564,862
Royal Dutch Shell plc — Class A ADR	8,582	537,147
Eni SpA ADR	4,894	172,465
Total Energy		1,847,669

Industrial - 3.6%
Siemens AG ADR	6,323	339,861
Airbus SE ADR	8,854	293,156
Vinci S.A. ADR	8,746	212,353
Safran S.A. ADR	5,705	195,596
Schneider Electric SE ADR	10,757	168,347
ABB Ltd. ADR	7,108	134,128
Total Industrial		1,343,441

Basic Materials - 3.5%
Linde plc	2,146	377,546
BASF SE ADR	14,369	264,964
Rio Tinto plc ADR	4,213	247,935
Air Liquide S.A. ADR	8,447	214,469
Glencore plc ADR*	23,391	192,859
Total Basic Materials		1,297,773

Technology - 2.1%
SAP SE ADR	4,209	485,971
ASML Holding N.V. — Class G	1,668	313,668
Total Technology		799,639

Consumer, Cyclical - 1.6%
LVMH Moet Hennessy Louis Vuitton SE ADR	5,189	382,481
Daimler AG ADR	13,955	203,953
Total Consumer, Cyclical		586,434

Communications - 1.5%
Deutsche Telekom AG ADR	12,711	210,812
Vodafone Group plc ADR	10,538	191,581
Telefonica S.A. ADR	18,187	152,043
Total Communications		554,436

Utilities - 0.4%
National Grid plc ADR	2,680	149,651

Total Common Stocks
(Cost $16,212,131)		16,384,283

MUTUAL FUNDS† - 8.7%
Guggenheim Ultra Short Duration Fund — Institutional Class[2,3]	166,432	1,659,329
Guggenheim Strategy Fund II2	64,574	1,602,092
Total Mutual Funds
(Cost $3,265,607)		3,261,421

	Face Amount

U.S. TREASURY BILLS†† - 0.3%
U.S. Treasury Bills
2.31% due 04/02/19[4,5]	$103,000	102,993
Total U.S. Treasury Bills
(Cost $102,993)		102,993

REPURCHASE AGREEMENTS††,6 - 41.4%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	10,522,634	10,522,634
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	2,630,659	2,630,659
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	2,356,221	2,356,221
Total Repurchase Agreements
(Cost $15,509,514)		15,509,514

64 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
EUROPE 1.25x STRATEGY FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,7 - 0.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[8]	23,899	$23,899
Total Securities Lending Collateral
(Cost $23,899)		23,899

Total Investments - 94.2%
(Cost $35,114,144)		$35,282,110
Other Assets & Liabilities, net - 5.8%		2,166,192
Total Net Assets - 100.0%		$37,448,302

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Equity Futures Contracts Purchased†
STOXX Europe 50 Index Futures Contracts	869	Jun 2019	$29,873,398	$119,424

Currency Futures Contracts Purchased†
Euro FX Futures Contracts	216	Jun 2019	30,484,350	(59,823)

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 7.
[2]	Affiliated issuer.
[3]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[4]	All or a portion of this security is pledged as futures collateral at March 31, 2019.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	Repurchase Agreements — See Note 6.
[7]	Securities lending collateral — See Note 7.
[8]	Rate indicated is the 7-day yield as of March 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 65

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
EUROPE 1.25x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$16,384,283	$—	$—	$16,384,283
Mutual Funds	3,261,421	—	—	3,261,421
U.S. Treasury Bills	—	102,993	—	102,993
Repurchase Agreements	—	15,509,514	—	15,509,514
Securities Lending Collateral	23,899	—	—	23,899
Equity Futures Contracts**	119,424	—	—	119,424
Total Assets	$19,789,027	$15,612,507	$—	$35,401,534

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$59,823	$—	$—	$59,823

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19	Shares 03/31/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$308,077	$2,500,000	$(1,200,000)	$(1,524)	$(4,461)	$1,602,092	64,574	$19,568	$324
Guggenheim Ultra Short Duration Fund - Institutional Class[1]	306,764	3,300,000	(1,945,000)	(2,317)	(118)	1,659,329	166,432	13,132	295
	$614,841	$5,800,000	$(3,145,000)	$(3,841)	$(4,579)	$3,261,421		$32,700	$619

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

66 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments in unaffiliated issuers, at value - including $23,258 of securities loaned (cost $16,339,023)	$16,511,175
Investments in affiliated issuers, at value (cost $3,265,607)	3,261,421
Repurchase agreements, at value (cost $15,509,514)	15,509,514
Cash	125,628
Segregated cash with broker	2,308,193
Receivables:
Fund shares sold	194,750
Variation margin on futures contracts	187,636
Foreign tax reclaims	17,405
Dividends	16,375
Interest	3,266
Other	386
Securities lending income	15
Total assets	38,135,764

Liabilities:
Payable for:
Securities purchased	400,000
Due to broker	125,685
Fund shares redeemed	124,991
Return of securities lending collateral	23,899
Management fees	4,977
Distribution and service fees	1,402
Transfer agent and administrative fees	1,386
Portfolio accounting fees	554
Trustees’ fees*	82
Miscellaneous	4,486
Total liabilities	687,462
Commitments and contingent liabilities (Note 12)	—
Net assets	$37,448,302

Net assets consist of:
Paid in capital	$37,901,446
Total distributable earnings (loss)	(453,144)
Net assets	$37,448,302

A-Class:
Net assets	$183,734
Capital shares outstanding	2,157
Net asset value per share	$85.18
Maximum offering price per share (Net asset value divided by 95.25%)	$89.43

C-Class:
Net assets	$24,308
Capital shares outstanding	337
Net asset value per share	$72.13

H-Class:
Net assets	$37,240,260
Capital shares outstanding	440,276
Net asset value per share	$84.58

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 67

EUROPE 1.25x STRATEGY FUND

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $6,804)	$75,264
Dividends from securities of affiliated issuers	32,700
Interest	30,997
Income from securities lending, net	1,168
Total investment income	140,129

Expenses:
Management fees	39,261
Distribution and service fees:
A-Class	608
C-Class	1,012
H-Class	10,045
Transfer agent and administrative fees	10,906
Portfolio accounting fees	4,362
Trustees’ fees*	1,767
Custodian fees	630
Tax expense	185
Line of credit fees	74
Miscellaneous	8,700
Total expenses	77,550
Less:
Expenses waived by Adviser	(138)
Net expenses	77,412
Net investment income	62,717

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(86,138)
Investments in affiliated issuers	(3,841)
Distributions received from affiliated investment company shares	619
Futures contracts	(496,056)
Foreign currency transactions	(1,299)
Net realized loss	(586,715)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(69,920)
Investments in affiliated issuers	(4,579)
Futures contracts	81,849
Foreign currency translations	40
Net change in unrealized appreciation (depreciation)	7,390
Net realized and unrealized loss	(579,325)
Net decrease in net assets resulting from operations	$(516,608)

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

68 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$62,717	$142,438
Net realized gain (loss) on investments	(586,715)	2,475,488
Net change in unrealized appreciation (depreciation) on investments	7,390	59,348
Net increase (decrease) in net assets resulting from operations	(516,608)	2,677,274

Distributions to shareholders:
A-Class	(11,761)	(1,772)[1]
C-Class	(5,085)	(3,863)[1]
H-Class	(138,834)	(18,483)[1]
Total distributions to shareholders	(155,680)	(24,118)

Capital share transactions:
Proceeds from sale of shares
A-Class	113,776	5,229,766
C-Class	1,056,521	3,101,558
H-Class	190,754,647	159,923,034
Distributions reinvested
A-Class	9,063	1,343
C-Class	5,085	3,458
H-Class	136,099	18,401
Cost of shares redeemed
A-Class	(311,969)	(5,585,649)
C-Class	(1,209,501)	(3,983,674)
H-Class	(156,987,688)	(164,503,173)
Net increase (decrease) from capital share transactions	33,566,033	(5,794,936)
Net increase (decrease) in net assets	32,893,745	(3,141,780)

Net assets:
Beginning of year	4,554,557	7,696,337
End of year	$37,448,302	$4,554,557

Capital share activity:
Shares sold
A-Class	1,280	58,196
C-Class	13,646	38,315
H-Class	2,140,485	1,760,317
Shares issued from reinvestment of distributions
A-Class	121	14
C-Class	80	41
H-Class	1,829	189
Shares redeemed
A-Class	(3,484)	(58,875)
C-Class	(15,670)	(47,416)
H-Class	(1,744,293)	(1,794,569)
Net increase (decrease) in shares	393,994	(43,788)

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 11).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 69

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$94.56	$84.99	$78.10	$93.32	$104.40
Income (loss) from investment operations:
Net investment income (loss)[a]	1.70	.82	1.08	(.06)	.30
Net gain (loss) on investments (realized and unrealized)	(4.78)	8.99	6.51	(14.44)	(11.08)
Total from investment operations	(3.08)	9.81	7.59	(14.50)	(10.78)
Less distributions from:
Net investment income	(6.30)	(.24)	(.70)	(.72)	(.30)
Total distributions	(6.30)	(.24)	(.70)	(.72)	(.30)
Net asset value, end of period	$85.18	$94.56	$84.99	$78.10	$93.32

Total Return[b]	(2.32%)	11.53%	9.83%	(15.58%)	(10.33%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$184	$401	$417	$859	$1,165
Ratios to average net assets:
Net investment income (loss)	1.89%	0.88%	1.35%	(0.08%)	0.33%
Total expenses[c]	1.76%	1.71%	1.72%	1.67%	1.72%
Net expenses[d]	1.76%	1.71%	1.72%	1.67%	1.72%
Portfolio turnover rate	1,411%	422%	1,616%	920%	608%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$81.77	$74.07	$68.62	$82.63	$93.15
Income (loss) from investment operations:
Net investment income (loss)[a]	.96	(.09)	.35	(.54)	(.48)
Net gain (loss) on investments (realized and unrealized)	(4.30)	8.03	5.80	(12.75)	(9.74)
Total from investment operations	(3.34)	7.94	6.15	(13.29)	(10.22)
Less distributions from:
Net investment income	(6.30)	(.24)	(.70)	(.72)	(.30)
Total distributions	(6.30)	(.24)	(.70)	(.72)	(.30)
Net asset value, end of period	$72.13	$81.77	$74.07	$68.62	$82.63

Total Return[b]	(3.04%)	10.70%	9.09%	(16.14%)	(10.94%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$24	$187	$840	$440	$1,023
Ratios to average net assets:
Net investment income (loss)	1.22%	(0.11%)	0.50%	(0.64%)	(0.50%)
Total expenses[c]	2.50%	2.46%	2.49%	2.42%	2.48%
Net expenses[d]	2.50%	2.46%	2.49%	2.42%	2.48%
Portfolio turnover rate	1,411%	422%	1,616%	920%	608%

70 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EUROPE 1.25x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016 [e]	Year Ended March 31, 2015 [e]
Per Share Data
Net asset value, beginning of period	$93.89	$84.38	$77.38	$92.50	$103.56
Income (loss) from investment operations:
Net investment income (loss)[a]	1.26	1.02	.46	.18	.60
Net gain (loss) on investments (realized and unrealized)	(4.27)	8.73	7.24	(14.58)	(11.36)
Total from investment operations	(3.01)	9.75	7.70	(14.40)	(10.76)
Less distributions from:
Net investment income	(6.30)	(.24)	(.70)	(.72)	(.30)
Total distributions	(6.30)	(.24)	(.70)	(.72)	(.30)
Net asset value, end of period	$84.58	$93.89	$84.38	$77.38	$92.50

Total Return	(2.28%)	11.55%	10.06%	(15.64%)	(10.36%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$37,240	$3,967	$6,439	$4,533	$9,719
Ratios to average net assets:
Net investment income (loss)	1.42%	1.09%	0.59%	0.19%	0.62%
Total expenses[c]	1.76%	1.71%	1.73%	1.66%	1.72%
Net expenses[d]	1.76%	1.71%	1.73%	1.66%	1.72%
Portfolio turnover rate	1,411%	422%	1,616%	920%	608%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 28, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 71

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

JAPAN 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark. The Fund’s current benchmark is 200% of the fair value of the Nikkei-225 Stock Average Index (the “underlying index”).

For the one-year period ended March 31, 2019, Japan 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the fair value of the Nikkei-225 Stock Average Index. Japan 2x Strategy Fund H-Class returned -11.76%, while the Nikkei-225 Stock Average Index returned -3.72% over the same time period.

Health Care and Communications were the sectors contributing most to the performance of the underlying index for the period. Industrials and Technology detracted the most.

Stocks that contributed the most to the return of the underlying index were Fast Retailing Co. Ltd., SoftBank Group Corp., and Terumo Corp. Those that detracted the most from the performance of the underlying index were Fanuc Corp., Tokyo Electron Ltd. and Nitto Denko Corp.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage, not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund (effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund), Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by Guggenheim Investments. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the period, investment in the Cash Management Funds benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

72 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Inception Dates:
A-Class	February 22, 2008
C-Class	February 22, 2008
H-Class	February 22, 2008

The Fund invests principally in derivative investments such as futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	25.8%
Guggenheim Ultra Short Duration Fund - Institutional Class	25.4%
Total	51.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	(11.79%)	10.00%	13.19%
A-Class Shares with sales charge‡	(15.98%)	8.94%	12.64%
C-Class Shares	(12.43%)	9.27%	12.41%
C-Class Shares with CDSC§	(13.30%)	9.27%	12.41%
H-Class Shares	(11.76%)	10.09%	13.27%
Nikkei-225 Stock Average Index	(3.72%)	5.88%	8.90%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Nikkei-225 Stock Average Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 73

SCHEDULE OF INVESTMENTS	March 31, 2019
JAPAN 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 51.2%
Guggenheim Strategy Fund II1	22,247	$551,937
Guggenheim Ultra Short Duration Fund — Institutional Class[1,2]	54,646	544,826
Total Mutual Funds
(Cost $1,099,635)		1,096,763

	Face Amount

U.S. TREASURY BILLS†† - 9.0%
U.S. Treasury Bills
2.31% due 04/02/19[3,4]	$192,000	191,987
Total U.S. Treasury Bills
(Cost $191,987)		191,987

FEDERAL AGENCY NOTES†† - 4.7%
Federal Farm Credit Bank
2.70% (U.S. Prime Rate -2.80%, Rate Floor: 0.00%) due 03/14/22[5]	100,000	99,915
Total Federal Agency Notes
(Cost $100,000)		99,915

REPURCHASE AGREEMENTS††,6 - 37.0%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19	537,521	537,521
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19	134,380	134,380
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19	120,362	120,362
Total Repurchase Agreements
(Cost $792,263)		792,263

Total Investments - 101.9%
(Cost $2,183,885)		$2,180,928
Other Assets & Liabilities, net - (1.9)%		(41,697)
Total Net Assets - 100.0%		$2,139,231

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)**
Currency Futures Contracts Purchased†
Japanese Yen Futures Contracts	38	Jun 2019	$4,312,288	$9,423

Equity Futures Contracts Purchased†
Nikkei 225 (CME) Index Futures Contracts	40	Jun 2019	4,260,000	(30,331)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]	All or a portion of this security is pledged as futures collateral at March 31, 2019.
[4]	Rate indicated is the effective yield at the time of purchase.
[5]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[6]	Repurchase Agreements — See Note 6.
CME — Chicago Mercantile Exchange

See Sector Classification in Other Information section.

74 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
JAPAN 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$1,096,763	$—	$—	$1,096,763
U.S. Treasury Bills	—	191,987	—	191,987
Federal Agency Notes	—	99,915	—	99,915
Repurchase Agreements	—	792,263	—	792,263
Currency Futures Contracts**	9,423	—	—	9,423
Total Assets	$1,106,186	$1,084,165	$—	$2,190,351

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Futures Contracts**	$30,331	$—	$—	$30,331

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19	Shares 03/31/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$1,298,600	$—	$(740,000)	$(3,819)	$(2,844)	$551,937	22,247	$31,480	$388
Guggenheim Ultra Short Duration Fund - Institutional Class[1]	998,108	—	(450,000)	(1,373)	(1,909)	544,826	54,646	23,760	433
	$2,296,708	—	$(1,190,000)	$(5,192)	$(4,753)	$1,096,763		$55,240	$821

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 75

JAPAN 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $291,987)	$291,902
Investments in affiliated issuers, at value (cost $1,099,635)	1,096,763
Repurchase agreements, at value (cost $792,263)	792,263
Segregated cash with broker	2,900
Receivables:
Fund shares sold	26,919
Variation margin on futures contracts	5,003
Dividends	2,408
Other	469
Interest	302
Total assets	2,218,929

Liabilities:
Payable for:
Fund shares redeemed	75,717
Management fees	1,254
Distribution and service fees	477
Transfer agent and administrative fees	457
Portfolio accounting fees	182
Trustees’ fees*	76
Miscellaneous	1,535
Total liabilities	79,698
Commitments and contingent liabilities (Note 12)	—
Net assets	$2,139,231

Net assets consist of:
Paid in capital	$4,602,554
Total distributable earnings (loss)	(2,463,323)
Net assets	$2,139,231

A-Class:
Net assets	$211,497
Capital shares outstanding	1,763
Net asset value per share	$119.96
Maximum offering price per share (Net asset value divided by 95.25%)	$125.94

C-Class:
Net assets	$29,806
Capital shares outstanding	269
Net asset value per share	$110.80

H-Class:
Net assets	$1,897,928
Capital shares outstanding	15,700
Net asset value per share	$120.89

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$55,240
Interest	41,541
Total investment income	96,781

Expenses:
Management fees	30,216
Distribution and service fees:
A-Class	760
C-Class	505
H-Class	9,185
Transfer agent and administrative fees	10,072
Portfolio accounting fees	4,029
Registration fees	3,954
Trustees’ fees*	1,379
Custodian fees	557
Tax expense	102
Miscellaneous	3,181
Total expenses	63,940
Less:
Expenses waived by Adviser	(461)
Net expenses	63,479
Net investment income	33,302

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(5,192)
Distributions received from affiliated investment company shares	821
Futures contracts	(312,047)
Net realized loss	(316,418)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(85)
Investments in affiliated issuers	(4,753)
Futures contracts	(406,475)
Net change in unrealized appreciation (depreciation)	(411,313)
Net realized and unrealized loss	(727,731)
Net decrease in net assets resulting from operations	$(694,429)

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

76 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$33,302	$(7,071)
Net realized loss on investments	(316,418)	(1,488,218)
Net change in unrealized appreciation (depreciation) on investments	(411,313)	296,128
Net decrease in net assets resulting from operations	(694,429)	(1,199,161)

Distributions to shareholders:
A-Class	(900)	(11,409)[1]
C-Class	(137)	(4,256)[1]
H-Class	(12,057)	(145,786)[1]
Total distributions to shareholders	(13,094)	(161,451)

Capital share transactions:
Proceeds from sale of shares
A-Class	172,222	640,483
C-Class	625,943	1,042,989
H-Class	120,323,537	332,831,149
Distributions reinvested
A-Class	583	8,202
C-Class	134	4,220
H-Class	11,391	138,791
Cost of shares redeemed
A-Class	(326,361)	(726,063)
C-Class	(662,832)	(1,052,400)
H-Class	(122,716,606)	(329,694,014)
Net increase (decrease) from capital share transactions	(2,571,989)	3,193,357
Net increase (decrease) in net assets	(3,279,512)	1,832,745

Net assets:
Beginning of year	5,418,743	3,585,998
End of year	$2,139,231	$5,418,743

Capital share activity:
Shares sold
A-Class	1,347	4,925
C-Class	5,185	8,874
H-Class	907,364	2,842,405
Shares issued from reinvestment of distributions
A-Class	5	60
C-Class	1	33
H-Class	95	1,012
Shares redeemed
A-Class	(2,550)	(5,829)
C-Class	(5,457)	(8,905)
H-Class	(927,706)	(2,838,014)
Net increase (decrease) in shares	(21,716)	4,561

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 11).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 77

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$136.57	$102.24	$78.81	$93.15	$77.23
Income (loss) from investment operations:
Net investment income (loss)[a]	1.22	(.03)	(.74)	(1.12)	(1.00)
Net gain (loss) on investments (realized and unrealized)	(17.32)	38.80 [f]	24.17	(13.22)	16.92
Total from investment operations	(16.10)	38.77	23.43	(14.34)	15.92
Less distributions from:
Net investment income	(.51)	—	—	—	—
Net realized gains	—	(4.44)	—	—	—
Total distributions	(.51)	(4.44)	—	—	—
Net asset value, end of period	$119.96	$136.57	$102.24	$78.81	$93.15

Total Return[b]	(11.79%)	37.94%	29.73%	(15.41%)	20.61%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$211	$404	$389	$351	$447
Ratios to average net assets:
Net investment income (loss)	0.93%	(0.02%)	(0.80%)	(1.22%)	(1.27%)
Total expenses[c]	1.58%	1.51%	1.52%	1.51%	1.54%
Net expenses[d]	1.56%	1.51%	1.52%	1.51%	1.54%
Portfolio turnover rate	—	17%	1,225%	543%	405%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$127.14	$96.17	$74.63	$88.92	$73.98
Income (loss) from investment operations:
Net investment income (loss)[a]	.19	(.80)	(1.33)	(1.68)	(1.56)
Net gain (loss) on investments (realized and unrealized)	(16.02)	36.21 [f]	22.87	(12.61)	16.50
Total from investment operations	(15.83)	35.41	21.54	(14.29)	14.94
Less distributions from:
Net investment income	(.51)	—	—	—	—
Net realized gains	—	(4.44)	—	—	—
Total distributions	(.51)	(4.44)	—	—	—
Net asset value, end of period	$110.80	$127.14	$96.17	$74.63	$88.92

Total Return[b]	(12.43%)	36.90%	28.74%	(16.06%)	20.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$30	$69	$52	$56	$317
Ratios to average net assets:
Net investment income (loss)	0.16%	(0.68%)	(1.53%)	(1.91%)	(2.04%)
Total expenses[c]	2.33%	2.26%	2.27%	2.24%	2.30%
Net expenses[d]	2.31%	2.26%	2.27%	2.24%	2.30%
Portfolio turnover rate	—	17%	1,225%	543%	405%

78 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

JAPAN 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016 [e]	Year Ended March 31, 2015 [e]
Per Share Data
Net asset value, beginning of period	$137.58	$102.97	$79.15	$93.52	$77.52
Income (loss) from investment operations:
Net investment income (loss)[a]	1.09	(.12)	(.86)	(1.08)	(1.04)
Net gain (loss) on investments (realized and unrealized)	(17.27)	39.17 [f]	24.68	(13.29)	17.04
Total from investment operations	(16.18)	39.05	23.82	(14.37)	16.00
Less distributions from:
Net investment income	(.51)	—	—	—	—
Net realized gains	—	(4.44)	—	—	—
Total distributions	(.51)	(4.44)	—	—	—
Net asset value, end of period	$120.89	$137.58	$102.97	$79.15	$93.52

Total Return	(11.76%)	37.95%	30.08%	(15.36%)	20.64%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,898	$4,946	$3,145	$2,413	$16,862
Ratios to average net assets:
Net investment income (loss)	0.83%	(0.10%)	(0.95%)	(1.17%)	(1.28%)
Total expenses[c]	1.58%	1.50%	1.52%	1.49%	1.54%
Net expenses[d]	1.57%	1.50%	1.52%	1.49%	1.54%
Portfolio turnover rate	—	17%	1,225%	543%	405%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 1:4 share split effective November 4, 2016.
[f]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of fund shares in relation to fluctuating market value of the investments of the Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 79

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

STRENGTHENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. The Fund’s current benchmark is 200% of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2019, Strengthening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the U.S. Dollar Index. Strengthening Dollar 2x Strategy Fund H-Class returned 20.75%, compared with a return of 7.91% for its benchmark, the U.S. Dollar Index.

All components of the underlying index contributed to performance for the period. The euro, British pound, and Japanese yen contributed the most. The Swiss franc, Canadian dollar and Swedish krona contributed the least.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage, not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund (effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund), Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by Guggenheim Investments. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the period, investment in the Cash Management Funds benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

80 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Ultra Short Duration Fund - Institutional Class	19.7%
Guggenheim Strategy Fund II	19.6%
Total	39.3%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	20.74%	7.31%	(0.76%)
A-Class Shares with sales charge‡	14.99%	6.27%	(1.24%)
C-Class Shares	19.85%	6.51%	(1.51%)
C-Class Shares with CDSC§	18.85%	6.51%	(1.51%)
H-Class Shares	20.75%	7.31%	(0.75%)
U.S. Dollar Index	7.91%	3.96%	1.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 81

SCHEDULE OF INVESTMENTS	March 31, 2019
STRENGTHENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 39.3%
Guggenheim Ultra Short Duration Fund — Institutional Class[1,2]	149,807	$1,493,579
Guggenheim Strategy Fund II1	60,102	1,491,136
Total Mutual Funds
(Cost $2,986,828)		2,984,715

	Face Amount

FEDERAL AGENCY NOTES†† - 19.8%
Federal Home Loan Bank
2.92% (3 Month USD LIBOR + 0.13%, Rate Floor: 0.00%) due 07/01/20[3]	$1,000,000	1,002,667
Federal Farm Credit Bank
2.70% (U.S. Prime Rate -2.80%, Rate Floor: 0.00%) due 03/14/22[3]	500,000	499,573
Total Federal Agency Notes
(Cost $1,502,905)		1,502,240

U.S. TREASURY BILLS†† - 3.5%
U.S. Treasury Bills
2.31% due 04/02/19[4,5]	263,000	262,983
Total U.S. Treasury Bills
(Cost $262,983)		262,983

REPURCHASE AGREEMENTS††,6 - 44.3%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[7]	2,282,978	2,282,978
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[7]	570,745	570,745
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[7]	511,203	511,203
Total Repurchase Agreements
(Cost $3,364,926)		3,364,926

Total Investments - 106.9%
(Cost $8,117,642)		$8,114,864
Other Assets & Liabilities, net - (6.9)%		(525,022)
Total Net Assets - 100.0%		$7,589,842

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Currency Futures Contracts Purchased†
U.S. Dollar Index Futures Contracts	131	Jun 2019	$12,684,075	$110,855

Total Return Swap Agreements

Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Currency Index Swap Agreements††
Goldman Sachs International	U.S. Dollar Index	N/A	At Maturity	06/20/19	25,106	$2,429,983	$8,779

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	All or a portion of this security is pledged as futures collateral at March 31, 2019.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	Repurchase Agreements — See Note 6.
[7]	All or a portion of this security is pledged as currency index swap collateral at March 31, 2019.

See Sector Classification in Other Information section.

82 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
STRENGTHENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$2,984,715	$—	$—	$2,984,715
Federal Agency Notes	—	1,502,240	—	1,502,240
U.S. Treasury Bills	—	262,983	—	262,983
Repurchase Agreements	—	3,364,926	—	3,364,926
Currency Futures Contracts**	110,855	—	—	110,855
Currency Index Swap Agreements**	—	8,779	—	8,779
Total Assets	$3,095,570	$5,138,928	$—	$8,234,498

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19	Shares 03/31/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$1,753,056	$—	$(250,000)	$699	$(12,619)	$1,491,136	60,102	$46,248	$801
Guggenheim Ultra Short Duration Fund - Institutional Class[1]	500,508	1,000,000	—	—	(6,929)	1,493,579	149,807	39,652	1,088
	$2,253,564	$1,000,000	$(250,000)	$699	$(19,548)	$2,984,715		$85,900	$1,889

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 83

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $1,765,888)	$1,765,223
Investments in affiliated issuers, at value (cost $2,986,828)	2,984,715
Repurchase agreements, at value (cost $3,364,926)	3,364,926
Unrealized appreciation on swap agreements	8,779
Receivables:
Variation margin on futures contracts	8,709
Interest	8,689
Dividends	6,549
Fund shares sold	20
Total assets	8,147,610

Liabilities:
Payable for:
Fund shares redeemed	515,251
Swap settlement	18,939
Management fees	7,347
Distribution and service fees	2,628
Transfer agent and administrative fees	2,129
Portfolio accounting fees	852
Trustees’ fees*	273
Miscellaneous	10,349
Total liabilities	557,768
Commitments and contingent liabilities (Note 12)	—
Net assets	$7,589,842

Net assets consist of:
Paid in capital	$26,157,642
Total distributable earnings (loss)	(18,567,800)
Net assets	$7,589,842

A-Class:
Net assets	$1,782,375
Capital shares outstanding	33,979
Net asset value per share	$52.46
Maximum offering price per share (Net asset value divided by 95.25%)	$55.08

C-Class:
Net assets	$790,938
Capital shares outstanding	16,861
Net asset value per share	$46.91

H-Class:
Net assets	$5,016,529
Capital shares outstanding	96,010
Net asset value per share	$52.25

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$85,900
Interest	232,823
Total investment income	318,723

Expenses:
Management fees	130,670
Distribution and service fees:
A-Class	8,245
C-Class	8,622
H-Class	25,896
Transfer agent and administrative fees	36,297
Portfolio accounting fees	14,519
Trustees’ fees*	5,299
Custodian fees	2,044
Miscellaneous	40,368
Total expenses	271,960
Less:
Expenses waived by Adviser	(1,206)
Net expenses	270,754
Net investment income	47,969

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	(13)
Investments in affiliated issuers	699
Distributions received from affiliated investment company shares	1,889
Swap agreements	335,438
Futures contracts	2,357,489
Net realized gain	2,695,502
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	810
Investments in affiliated issuers	(19,548)
Swap agreements	5,631
Futures contracts	99,721
Net change in unrealized appreciation (depreciation)	86,614
Net realized and unrealized gain	2,782,116
Net increase in net assets resulting from operations	$2,830,085

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

84 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$47,969	$(46,948)
Net realized gain (loss) on investments	2,695,502	(2,355,518)
Net change in unrealized appreciation (depreciation) on investments	86,614	298,090
Net increase (decrease) in net assets resulting from operations	2,830,085	(2,104,376)

Capital share transactions:
Proceeds from sale of shares
A-Class	6,926,805	6,116,217
C-Class	3,989,197	773,795
H-Class	109,304,977	73,549,451
Cost of shares redeemed
A-Class	(7,246,656)	(6,392,244)
C-Class	(4,150,682)	(1,045,173)
H-Class	(112,677,372)	(73,344,881)
Net decrease from capital share transactions	(3,853,731)	(342,835)
Net decrease in net assets	(1,023,646)	(2,447,211)

Net assets:
Beginning of year	8,613,488	11,060,699
End of year	$7,589,842	$8,613,488

Capital share activity:
Shares sold
A-Class	147,999	134,837
C-Class	92,512	17,843
H-Class	2,248,108	1,595,421
Shares redeemed
A-Class	(148,943)	(142,089)
C-Class	(95,966)	(24,624)
H-Class	(2,297,724)	(1,591,357)
Net decrease in shares	(54,014)	(9,969)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 85

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$43.45	$53.23	$47.68	$55.75	$38.36
Income (loss) from investment operations:
Net investment income (loss)[a]	.19	(.16)	(.55)	(.58)	(.56)
Net gain (loss) on investments (realized and unrealized)	8.82	(9.62)	6.10	(5.32)	17.95
Total from investment operations	9.01	(9.78)	5.55	(5.90)	17.39
Less distributions from:
Net realized gains	—	—	—	(2.17)	—
Total distributions	—	—	—	(2.17)	—
Net asset value, end of period	$52.46	$43.45	$53.23	$47.68	$55.75

Total Return[b]	20.74%	(18.37%)	11.64%	(11.01%)	45.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,782	$1,517	$2,245	$1,900	$15,765
Ratios to average net assets:
Net investment income (loss)	0.40%	(0.34%)	(1.07%)	(1.10%)	(1.19%)
Total expenses[c]	1.83%	1.72%	1.73%	1.69%	1.68%
Net expenses[d]	1.82%	1.72%	1.73%	1.69%	1.68%
Portfolio turnover rate	9%	—	142%	376%	299%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$39.14	$48.32	$43.60	$51.55	$35.74
Income (loss) from investment operations:
Net investment income (loss)[a]	(.15)	(.48)	(.82)	(.85)	(.81)
Net gain (loss) on investments (realized and unrealized)	7.92	(8.70)	5.54	(4.93)	16.62
Total from investment operations	7.77	(9.18)	4.72	(5.78)	15.81
Less distributions from:
Net realized gains	—	—	—	(2.17)	—
Total distributions	—	—	—	(2.17)	—
Net asset value, end of period	$46.91	$39.14	$48.32	$43.60	$51.55

Total Return[b]	19.85%	(18.98%)	10.80%	(11.69%)	44.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$791	$795	$1,309	$1,938	$3,836
Ratios to average net assets:
Net investment income (loss)	(0.33%)	(1.14%)	(1.80%)	(1.75%)	(1.96%)
Total expenses[c]	2.59%	2.47%	2.48%	2.45%	2.44%
Net expenses[d]	2.58%	2.47%	2.48%	2.45%	2.44%
Portfolio turnover rate	9%	—	142%	376%	299%

86 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STRENGTHENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$43.27	$53.03	$47.49	$55.53	$38.21
Income (loss) from investment operations:
Net investment income (loss)[a]	.18	(.17)	(.56)	(.59)	(.56)
Net gain (loss) on investments (realized and unrealized)	8.80	(9.59)	6.10	(5.28)	17.88
Total from investment operations	8.98	(9.76)	5.54	(5.87)	17.32
Less distributions from:
Net realized gains	—	—	—	(2.17)	—
Total distributions	—	—	—	(2.17)	—
Net asset value, end of period	$52.25	$43.27	$53.03	$47.49	$55.53

Total Return	20.75%	(18.39%)	11.64%	(11.00%)	45.33%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,017	$6,301	$7,506	$10,608	$158,098
Ratios to average net assets:
Net investment income (loss)	0.36%	(0.36%)	(1.11%)	(1.12%)	(1.19%)
Total expenses[c]	1.83%	1.72%	1.73%	1.70%	1.68%
Net expenses[d]	1.82%	1.72%	1.73%	1.70%	1.68%
Portfolio turnover rate	9%	—	142%	376%	299%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 87

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

WEAKENING DOLLAR 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that match, before fees and expenses, the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the U.S. Dollar Index® (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2019, Weakening Dollar 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the U.S. Dollar Index. Weakening Dollar 2x Strategy Fund H-Class returned -17.95%, compared with a return of 7.91% for its benchmark, the U.S. Dollar Index.

All components of the underlying index contributed to performance for the period. The euro, British pound, and Japanese yen contributed the most. The Swiss franc, Canadian dollar and Swedish krona contributed the least.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage, not for hedging purposes. Derivatives performed as expected.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund (effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund), Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by Guggenheim Investments. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the period, investment in the Cash Management Funds benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

88 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Inception Dates:
A-Class	May 25, 2005
C-Class	May 25, 2005
H-Class	May 25, 2005

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

Largest Holdings (% of Total Net Assets)
Guggenheim Strategy Fund II	18.5%
Guggenheim Ultra Short Duration Fund - Institutional Class	13.7%
Total	32.2%

“Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	(17.93%)	(9.87%)	(4.24%)
A-Class Shares with sales charge‡	(21.83%)	(10.74%)	(4.70%)
C-Class Shares	(18.55%)	(10.55%)	(4.96%)
C-Class Shares with CDSC§	(19.36%)	(10.55%)	(4.96%)
H-Class Shares	(17.95%)	(9.86%)	(4.24%)
U.S. Dollar Index	7.91%	3.96%	1.31%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The U.S. Dollar Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 89

SCHEDULE OF INVESTMENTS	March 31, 2019
WEAKENING DOLLAR 2x STRATEGY FUND

	Shares	Value

MUTUAL FUNDS† - 32.2%
Guggenheim Strategy Fund II1	15,033	$372,974
Guggenheim Ultra Short Duration Fund - Institutional Class[1,2]	27,546	274,635
Total Mutual Funds
(Cost $647,928)		647,609

	Face Amount

FEDERAL AGENCY NOTES†† - 12.4%
Federal Farm Credit Bank
2.70% (U.S. Prime Rate -2.80%, Rate Floor: 0.00%) due 03/14/22[3]	$250,000	249,787
Total Federal Agency Notes
(Cost $250,000)		249,787

U.S. TREASURY BILLS†† - 3.4%
U.S. Treasury Bills
2.31% due 04/02/19[4,5]	67,000	66,995
Total U.S. Treasury Bills
(Cost $66,995)		66,995

REPURCHASE AGREEMENTS††,6 - 50.7%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[7]	691,588	691,588
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[7]	172,897	172,897
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[7]	154,860	154,860
Total Repurchase Agreements
(Cost $1,019,345)		1,019,345

Total Investments - 98.7%
(Cost $1,984,268)		$1,983,736
Other Assets & Liabilities, net - 1.3%		26,453
Total Net Assets - 100.0%		$2,010,189

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Depreciation**
Currency Futures Contracts Sold Short†
U.S. Dollar Index Futures Contracts	35	Jun 2019	$3,388,875	$(29,764)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Currency Index Swap Agreements Sold Short††
Goldman Sachs International	U.S. Dollar Index	N/A	At Maturity	06/20/19	6,352	$614,787	$(1,610)

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	Affiliated issuer.
[2]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[3]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[4]	All or a portion of this security is pledged as futures collateral at March 31, 2019.
[5]	Rate indicated is the effective yield at the time of purchase.
[6]	Repurchase Agreements — See Note 6.
[7]	All or a portion of this security is pledged as currency index swap collateral at March 31, 2019.

See Sector Classification in Other Information section.

90 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
WEAKENING DOLLAR 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Mutual Funds	$647,609	$—	$—	$647,609
Federal Agency Notes	—	249,787	—	249,787
U.S. Treasury Bills	—	66,995	—	66,995
Repurchase Agreements	—	1,019,345	—	1,019,345
Total Assets	$647,609	$1,336,127	$—	$1,983,736

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Currency Futures Contracts**	$29,764	$—	$—	$29,764
Currency Index Swap Agreements**	—	1,610	—	1,610
Total Liabilities	$29,764	$1,610	$—	$31,374

**	This derivative is reported as unrealized appreciation/depreciation at period end.

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19	Shares 03/31/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	$375,981	$—	$—	$—	$(3,007)	$372,974	15,033	$11,424	$200
Guggenheim Ultra Short Duration Fund - Institutional Class[1]	375,851	24	(100,000)	(79)	(1,161)	274,635	27,546	8,778	200
	$751,832	$24	$(100,000)	$(79)	$(4,168)	$647,609		$20,202	$400

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 91

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments in unaffiliated issuers, at value (cost $316,995)	$316,782
Investments in affiliated issuers, at value (cost $647,928)	647,609
Repurchase agreements, at value (cost $1,019,345)	1,019,345
Receivables:
Fund shares sold	34,402
Dividends	1,439
Interest	552
Total assets	2,020,129

Liabilities:
Unrealized depreciation on swap agreements	1,610
Payable for:
Variation margin on futures contracts	2,135
Management fees	1,676
Licensing fees	636
Distribution and service fees	506
Transfer agent and administrative fees	482
Portfolio accounting fees	193
Trustees’ fees*	75
Swap settlement	29
Miscellaneous	2,598
Total liabilities	9,940
Commitments and contingent liabilities (Note 12)	—
Net assets	$2,010,189

Net assets consist of:
Paid in capital	$12,012,308
Total distributable earnings (loss)	(10,002,119)
Net assets	$2,010,189

A-Class:
Net assets	$296,350
Capital shares outstanding	4,649
Net asset value per share	$63.74
Maximum offering price per share (Net asset value divided by 95.25%)	$66.92

C-Class:
Net assets	$35,556
Capital shares outstanding	627
Net asset value per share	$56.74

H-Class:
Net assets	$1,678,283
Capital shares outstanding	26,357
Net asset value per share	$63.67

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends from securities of affiliated issuers	$20,202
Interest	68,439
Total investment income	88,641

Expenses:
Management fees	35,929
Distribution and service fees:
A-Class	1,113
C-Class	1,741
H-Class	8,432
Transfer agent and administrative fees	9,980
Portfolio accounting fees	3,992
Trustees’ fees*	1,223
Custodian fees	549
Line of credit fees	14
Miscellaneous	11,320
Total expenses	74,293
Less:
Expenses waived by Adviser	(222)
Net expenses	74,071
Net investment income	14,570

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in affiliated issuers	(79)
Distributions received from affiliated investment company shares	400
Swap agreements	(103,656)
Futures contracts	(842,834)
Net realized loss	(946,169)
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	(863)
Investments in affiliated issuers	(4,168)
Swap agreements	(1,532)
Futures contracts	(25,643)
Net change in unrealized appreciation (depreciation)	(32,206)
Net realized and unrealized loss	(978,375)
Net decrease in net assets resulting from operations	$(963,805)

*	Relates to Trustees not deemed "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act.

92 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$14,570	$(29,423)
Net realized gain (loss) on investments	(946,169)	981,322
Net change in unrealized appreciation (depreciation) on investments	(32,206)	(100,884)
Net increase (decrease) in net assets resulting from operations	(963,805)	851,015

Capital share transactions:
Proceeds from sale of shares
A-Class	3,191,819	8,633,126
C-Class	2,409,633	120,215
H-Class	36,403,192	29,530,367
Cost of shares redeemed
A-Class	(6,106,598)	(5,810,370)
C-Class	(2,691,925)	(518,246)
H-Class	(37,192,749)	(31,932,971)
Net increase (decrease) from capital share transactions	(3,986,628)	22,121
Net increase (decrease) in net assets	(4,950,433)	873,136

Net assets:
Beginning of year	6,960,622	6,087,486
End of year	$2,010,189	$6,960,622

Capital share activity:
Shares sold
A-Class	45,113	118,383
C-Class	37,258	1,843
H-Class	534,605	408,621
Shares redeemed
A-Class	(83,033)	(80,804)
C-Class	(42,196)	(8,115)
H-Class	(550,347)	(444,593)
Net decrease in shares	(58,600)	(4,665)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 93

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$77.67	$64.99	$75.31	$70.69	$107.17
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	(.35)	(.80)	(.84)	(1.20)
Net gain (loss) on investments (realized and unrealized)	(14.16)	13.03	(9.52)	5.46	(35.28)
Total from investment operations	(13.93)	12.68	(10.32)	4.62	(36.48)
Net asset value, end of period	$63.74	$77.67	$64.99	$75.31	$70.69

Total Return[b]	(17.93%)	19.51%	(13.69%)	6.54%	(34.04%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$296	$3,306	$324	$1,314	$508
Ratios to average net assets:
Net investment income (loss)	0.32%	(0.48%)	(1.13%)	(1.13%)	(1.23%)
Total expenses[c]	1.80%	1.72%	1.72%	1.70%	1.70%
Net expenses[d]	1.80%	1.72%	1.72%	1.70%	1.70%
Portfolio turnover rate	—	28%	77%	699%	219%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$69.66	$58.72	$68.57	$64.88	$99.08
Income (loss) from investment operations:
Net investment income (loss)[a]	(.27)	(.80)	(1.19)	(1.20)	(1.74)
Net gain (loss) on investments (realized and unrealized)	(12.65)	11.74	(8.66)	4.89	(32.46)
Total from investment operations	(12.92)	10.94	(9.85)	3.69	(34.20)
Net asset value, end of period	$56.74	$69.66	$58.72	$68.57	$64.88

Total Return[b]	(18.55%)	18.65%	(14.39%)	5.74%	(34.52%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$36	$388	$695	$536	$163
Ratios to average net assets:
Net investment income (loss)	(0.42%)	(1.23%)	(1.88%)	(1.81%)	(1.94%)
Total expenses[c]	2.53%	2.47%	2.47%	2.45%	2.46%
Net expenses[d]	2.53%	2.47%	2.47%	2.45%	2.46%
Portfolio turnover rate	—	28%	77%	699%	219%

94 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

WEAKENING DOLLAR 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[e]	Year Ended March 31, 2016[e]	Year Ended March 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$77.60	$64.92	$75.23	$70.59	$106.99
Income (loss) from investment operations:
Net investment income (loss)[a]	.28	(.36)	(.85)	(.78)	(1.14)
Net gain (loss) on investments (realized and unrealized)	(14.21)	13.04	(9.46)	5.42	(35.26)
Total from investment operations	(13.93)	12.68	(10.31)	4.64	(36.40)
Net asset value, end of period	$63.67	$77.60	$64.92	$75.23	$70.59

Total Return	(17.95%)	19.55%	(13.73%)	6.54%	(33.99%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,678	$3,267	$5,068	$3,645	$3,651
Ratios to average net assets:
Net investment income (loss)	0.41%	(0.49%)	(1.19%)	(1.04%)	(1.20%)
Total expenses[c]	1.83%	1.72%	1.71%	1.70%	1.70%
Net expenses[d]	1.83%	1.72%	1.71%	1.70%	1.70%
Portfolio turnover rate	—	28%	77%	699%	219%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 28, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 95

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2019, the Trust consisted of fifty-two funds.

C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

This report covers the S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (the “Funds”), each a non-diversified investment company. At March 31, 2019, only A-Class, C-Class and H-Class shares had been issued by the Funds.

The Funds are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

96 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The value of currency index swap agreements entered into by a Fund is accounted for using the unrealized appreciation or depreciation on the agreements that is determined by marking the agreements to the broker quote.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedules of Investments reflect the effective rates paid at the time of purchase by the Funds. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

THE RYDEX FUNDS ANNUAL REPORT | 97

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2019, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets for each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.43% at March 31, 2019.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

98 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Europe 1.25x Strategy Fund	Index exposure, Leverage, Liquidity	$19,655,117	$—
Japan 2x Strategy Fund	Index exposure, Leverage, Liquidity	11,887,486	—
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	23,192,529	—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	4,706,198

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing over-the-counter (“OTC”) swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement

THE RYDEX FUNDS ANNUAL REPORT | 99

NOTES TO FINANCIAL STATEMENTS (continued)

counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing centrally cleared swaps, the exchange bears the risk of loss. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Currency swaps enable the Funds to gain exposure to currencies in a market without actually possessing a given currency, or to hedge a position. Currency swaps involve the exchange of the principal and interest in one currency for the principal and interest in another currency. As in other types of OTC swaps, the Funds may be at risk due to the counterparty’s inability to perform.

The following table represents the Funds’ use and volume of currency swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Strengthening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	$3,286,326	$—
Weakening Dollar 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	922,121

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Currency contracts	Variation margin on futures contracts	Variation margin on futures contracts
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2019:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Futures Currency Risk*	Swaps Currency Risk	Total Value at March 31, 2019
Europe 1.25x Strategy Fund	$119,424	$—	$—	$119,424
Japan 2x Strategy Fund	—	9,423	—	9,423
Strengthening Dollar 2x Strategy Fund	—	110,855	8,779	119,634

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Futures Currency Risk*	Swaps Currency Risk	Total Value at March 31, 2019
Europe 1.25x Strategy Fund	$—	$59,823	$—	$59,823
Japan 2x Strategy Fund	30,331	—	—	30,331
Weakening Dollar 2x Strategy Fund	—	29,764	1,610	31,374

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

100 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Currency contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Currency Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$(511,136)	$—	$15,080	$—	$(496,056)
Japan 2x Strategy Fund	285,074	—	(597,121)	—	(312,047)
Strengthening Dollar 2x Strategy Fund	—	—	2,357,489	335,438	2,692,927
Weakening Dollar 2x Strategy Fund	—	—	(842,834)	(103,656)	(946,490)

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Currency Risk	Swaps Currency Risk	Total
Europe 1.25x Strategy Fund	$135,579	$—	$(53,730)	$—	$81,849
Japan 2x Strategy Fund	(430,267)	—	23,792	—	(406,475)
Strengthening Dollar 2x Strategy Fund	—	—	99,721	5,631	105,352
Weakening Dollar 2x Strategy Fund	—	—	(25,643)	(1,532)	(27,175)

In conjunction with the use of derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

THE RYDEX FUNDS ANNUAL REPORT | 101

NOTES TO FINANCIAL STATEMENTS (continued)

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Strengthening Dollar 2x Strategy Fund	Swap currency contracts	$8,779	$—	$8,779	$—	$—	$8,779

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Weakening Dollar 2x Strategy Fund	Swap currency contracts	$1,610	$—	$1,610	$(1,610)	$—	$—

[1]	Exchange-traded futures are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2019.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Japan 2x Strategy Fund	Goldman Sachs Group	Futures Contracts	$2,900	$—
Europe 1.25x Strategy Fund	Goldman Sachs Group	Futures Contracts	2,308,193	—

102 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	quoted prices in active markets for identical assets or liabilities.

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
S&P 500® Pure Growth Fund	0.75%
S&P 500® Pure Value Fund	0.75%
S&P MidCap 400® Pure Growth Fund	0.75%
S&P MidCap 400® Pure Value Fund	0.75%
S&P SmallCap 600® Pure Growth Fund	0.75%
S&P SmallCap 600® Pure Value Fund	0.75%
Europe 1.25x Strategy Fund	0.90%
Japan 2x Strategy Fund	0.75%
Strengthening Dollar 2x Strategy Fund	0.90%
Weakening Dollar 2x Strategy Fund	0.90%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

THE RYDEX FUNDS ANNUAL REPORT | 103

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended March 31, 2019, GFD retained sales charges of $104,650 relating to sales of A-Class shares of the Trust.

If a Fund invests in a fund that is advised by the same adviser or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended March 31, 2019, the following Funds waived fees related to investments in affiliated funds:

Fund	Amount Waived
Europe 1.25x Strategy Fund	$138
Japan 2x Strategy Fund	461
Strengthening Dollar 2x Strategy Fund	1,206
Weakening Dollar 2x Strategy Fund	222

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Funds’ average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2019, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S. Treasury Note
2.55%			2.38%
Due 04/01/19	$291,165,248	$291,227,121	03/15/21	$296,224,000	$296,987,527
			U.S. Treasury Bill
			0.00%
			04/25/19	1,100	1,098
				296,225,100	296,988,625

Bank of America Merrill Lynch			U.S. TIP Note
2.55%			0.63%
Due 04/01/19	72,791,312	72,806,780	04/15/23	73,556,260	74,247,198

Barclays Capital			U.S. TIP Note
2.40%			2.13%
Due 04/01/19	65,197,533	65,210,573	02/15/40	53,332,105	66,501,535

104 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2019, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
S&P 500® Pure Value Fund	$943,690	$(943,690)	$—	$964,205	$—	$964,205
S&P MidCap 400® Pure Growth Fund	1,998,708	(1,998,708)	—	2,069,113	—	2,069,113
S&P MidCap 400® Pure Value Fund	447,174	(447,174)	—	454,496	—	454,496
S&P SmallCap 600® Pure Growth Fund	398,435	(398,435)	—	411,656	—	411,656
S&P SmallCap 600® Pure Value Fund	239,498	(239,498)	—	244,252	—	244,252
Europe 1.25x Strategy Fund	23,258	(23,258)	—	23,899	—	23,899

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be

THE RYDEX FUNDS ANNUAL REPORT | 105

NOTES TO FINANCIAL STATEMENTS (continued)

taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$5,662,743	$32	$5,662,775
S&P 500® Pure Value Fund	4,196,633	579,006	4,775,639
S&P MidCap 400® Pure Growth Fund	4,944,925	4,093,832	9,038,757
S&P MidCap 400® Pure Value Fund	286,553	—	286,553
S&P SmallCap 600® Pure Growth Fund	231,789	953,524	1,185,313
Europe 1.25x Strategy Fund	155,680	—	155,680
Japan 2x Strategy Fund	13,094	—	13,094

The tax character of distributions paid during the year ended March 29, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
S&P 500® Pure Growth Fund	$1,759,014	$6,261,553	$8,020,567
S&P 500® Pure Value Fund	494,345	716,614	1,210,959
S&P MidCap 400® Pure Growth Fund	881,254	6,065,108	6,946,362
S&P MidCap 400® Pure Value Fund	606,340	—	606,340
S&P SmallCap 600® Pure Growth Fund	—	766,542	766,542
Europe 1.25x Strategy Fund	24,118	—	24,118
Japan 2x Strategy Fund	—	161,451	161,451

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of March 31, 2019 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
S&P 500® Pure Growth Fund	$—	$4,523,223	$16,069,466	$(106,291)	$20,486,398
S&P 500® Pure Value Fund	173,622	—	(195,069)	—	(21,447)
S&P MidCap 400® Pure Growth Fund	—	—	10,032,220	(9,162,198)	870,022
S&P MidCap 400® Pure Value Fund	—	—	45,332	(903,117)	(857,785)
S&P SmallCap 600® Pure Growth Fund	—	—	1,654,570	(1,376,400)	278,170
S&P SmallCap 600® Pure Value Fund	—	—	(114,332)	(6,204,224)	(6,318,556)
Europe 1.25x Strategy Fund	61,418	—	79,800	(594,362)	(453,144)
Japan 2x Strategy Fund	20,310	—	(2,958)	(2,480,675)	(2,463,323)
Strengthening Dollar 2x Strategy Fund	45,595	—	(2,914)	(18,610,481)	(18,567,800)
Weakening Dollar 2x Strategy Fund	12,501	—	(649)	(10,013,971)	(10,002,119)

106 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For federal income tax purposes, capital loss carryforwards represent realized losses of the Fund(s) that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of March 31, 2019, capital loss carryforwards for the Fund(s) were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
S&P MidCap 400® Pure Value Fund	$(623,384)	$(278,412)	$(901,796)
S&P SmallCap 600® Pure Value Fund	(4,849,549)	(1,354,675)	(6,204,224)
Europe 1.25x Strategy Fund	(399,506)	(194,856)	(594,362)
Japan 2x Strategy Fund	(673,444)	(1,807,231)	(2,480,675)
Strengthening Dollar 2x Strategy Fund	(7,500,938)	(11,109,543)	(18,610,481)
Weakening Dollar 2x Strategy Fund	(4,020,108)	(5,993,863)	(10,013,971)

For the year ended March 31, 2019, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
S&P SmallCap 600® Pure Value Fund	$19,913,891	$—	$19,913,891
Europe 1.25x Strategy Fund	1,032,838	—	1,032,838
Strengthening Dollar 2x Strategy Fund	—	2,799,054	2,799,054
Weakening Dollar 2x Strategy Fund	3,988,430	—	3,988,430

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in regulated investment companies, foreign currency gains and losses, losses deferred due to wash sales, distributions in connection with redemption of fund shares, return of capital distributions received, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of net operating losses, non-deductible expenses, and the expiration of capital loss carryforward amounts. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2019 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
S&P 500® Pure Growth Fund	$3,399,430	$(3,399,430)
S&P 500® Pure Value Fund	759,049	(759,049)
S&P MidCap 400® Pure Growth Fund	2,257,804	(2,257,804)
S&P MidCap 400® Pure Value Fund	(28,399)	28,399
S&P SmallCap 600® Pure Value Fund	(19,931,721)	19,931,721
Europe 1.25x Strategy Fund	(1,032,838)	1,032,838
Japan 2x Strategy Fund	(102)	102
Weakening Dollar 2x Strategy Fund	(3,988,430)	3,988,430

THE RYDEX FUNDS ANNUAL REPORT | 107

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2019, the cost of securities for federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
S&P 500® Pure Growth Fund	$92,252,272	$16,192,321	$(122,855)	$16,069,466
S&P 500® Pure Value Fund	50,394,840	741,087	(936,156)	(195,069)
S&P MidCap 400® Pure Growth Fund	59,029,762	10,736,589	(704,369)	10,032,220
S&P MidCap 400® Pure Value Fund	14,403,377	171,869	(126,537)	45,332
S&P SmallCap 600® Pure Growth Fund	9,877,869	1,879,000	(224,430)	1,654,570
S&P SmallCap 600® Pure Value Fund	11,813,149	253,140	(367,472)	(114,332)
Europe 1.25x Strategy Fund	35,202,353	205,488	(125,731)	79,757
Japan 2x Strategy Fund	2,183,886	14,380	(17,338)	(2,958)
Strengthening Dollar 2x Strategy Fund	8,117,778	181	(3,095)	(2,914)
Weakening Dollar 2x Strategy Fund	1,984,385	373	(1,022)	(649)

Pursuant to federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and March 31 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and March 31 of each year as occurring on the first day of the following tax year. For the year ended March 31, 2019, the following losses reflected in the accompanying financial statements were deferred for federal income tax purposes until April 1, 2019:

Fund	Ordinary	Capital
S&P 500® Pure Growth Fund	$(106,291)	$—
S&P MidCap 400® Pure Growth Fund	—	(9,162,198)
S&P MidCap 400® Pure Value Fund	(1,321)	—
S&P SmallCap 600® Pure Growth Fund	(36,278)	(1,340,122)

Note 9 – Securities Transactions

For the year ended March 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
S&P 500® Pure Growth Fund	$221,627,630	$256,289,692
S&P 500® Pure Value Fund	135,734,370	151,267,428
S&P MidCap 400® Pure Growth Fund	140,365,708	169,153,267
S&P MidCap 400® Pure Value Fund	70,757,136	67,426,399
S&P SmallCap 600® Pure Growth Fund	125,889,805	133,809,569
S&P SmallCap 600® Pure Value Fund	83,408,376	81,299,358
Europe 1.25x Strategy Fund	68,600,914	52,360,658
Japan 2x Strategy Fund	—	1,190,000
Strengthening Dollar 2x Strategy Fund	1,000,000	250,000
Weakening Dollar 2x Strategy Fund	24	100,000

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common

108 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2019, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
S&P 500® Pure Growth Fund	$29,169,802	$51,008,778	$1,796,190
S&P 500® Pure Value Fund	25,448,495	24,324,901	(804,091)
S&P MidCap 400® Pure Growth Fund	7,083,553	8,064,083	(1,405,008)
S&P MidCap 400® Pure Value Fund	4,890,911	3,822,203	(157,808)
S&P SmallCap 600® Pure Growth Fund	8,935,975	9,805,638	(267,632)
S&P SmallCap 600® Pure Value Fund	4,906,892	4,518,837	3,869
Europe 1.25x Strategy Fund	5,192,443	3,269,295	9,190

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 9, 2019. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.15% for the year ended March 31, 2019. The Funds did not have any borrowings outstanding under this agreement at March 31, 2019.

The average daily balances borrowed for the year ended March 31, 2019, were as follows:

Fund	Average Daily Balance
S&P 500® Pure Growth Fund	$5,896
S&P 500® Pure Value Fund	5,712
S&P MidCap 400® Pure Growth Fund	8,438
S&P MidCap 400® Pure Value Fund	3,764
S&P SmallCap 600® Pure Growth Fund	11,562
S&P SmallCap 600® Pure Value Fund	11,307
Europe 1.25x Strategy Fund	2,395
Weakening Dollar 2x Strategy Fund	460

Note 11 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. As of March 31, 2019, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of March 31, 2019, the Funds have fully adopted the provisions of the ASU 2018-13, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

THE RYDEX FUNDS ANNUAL REPORT | 109

NOTES TO FINANCIAL STATEMENTS (continued)

Note 12 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

110 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation.

On March 27, 2019, the court held a telephone conference and decided to allow plaintiff to file a motion for leave to amend. On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE RYDEX FUNDS ANNUAL REPORT | 111

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of S&P 500® Pure Growth Fund, S&P 500® Pure Value Fund, S&P MidCap 400® Pure Growth Fund, S&P MidCap 400® Pure Value Fund, S&P SmallCap 600® Pure Growth Fund, S&P SmallCap 600® Pure Value Fund, Europe 1.25x Strategy Fund, Japan 2x Strategy Fund, Strengthening Dollar 2x Strategy Fund and Weakening Dollar 2x Strategy Fund (collectively referred to as the “Funds”), (ten of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (ten of the funds constituting Rydex Series Funds) at March 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 23, 2019

112 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019. The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2019, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2019, the following funds had the corresponding percentages qualify as qualified short-term capital gains as permitted by IRC Section 871(k)(2). See qualified short-term capital gain column in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Short-Term Capital Gain
S&P 500® Pure Growth Fund	11.40%	10.72%	100.00%
S&P 500® Pure Value Fund	38.44%	36.88%	100.00%
S&P MidCap 400® Pure Growth Fund	11.70%	11.04%	100.00%
S&P MidCap 400® Pure Value Fund	40.29%	36.86%	100.00%
S&P SmallCap 600® Pure Growth Fund	42.56%	40.77%	100.00%
Europe 1.25x Strategy Fund	100.00%	0.00%	0.00%

With respect to the taxable year ended March 31, 2019, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
S&P 500® Pure Growth Fund	$32	$4,361,887
S&P 500® Pure Value Fund	579,006	818,808
S&P MidCap 400® Pure Growth Fund	4,093,832	2,257,804
S&P SmallCap 600® Pure Growth Fund	953,524	—

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

THE RYDEX FUNDS ANNUAL REPORT | 113

OTHER INFORMATION (Unaudited)(concluded)

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

114 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee***
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee and Member of the Audit Committee (2016-present); and Member of the Governance and Nominating Committee (2017-present).	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.
Corey A. Colehour (1945)	Trustee (1993-present); Member of the Audit Committee (1994-present); Member of the Governance and Nominating Committee (2017-present).	Retired.	109	None.
J. Kenneth Dalton (1941)	Trustee (1995-present); Chairman and Member of the Audit Committee (1997-present); and Member of the Governance and Nominating Committee (2018-present).	Retired.	109	Former: Epiphany Funds (2) (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee, Member of the Audit Committee (2005-present); Chairman and Member of the Governance and Nominating Committee (2017-present).	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Sandra G. Sponem (1958)	Trustee and Member of the Audit Committee (2016-present); Member of the Governance and Nominating Committee (2017-present); and Chairwoman (January 2019-present).	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	109	SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).

THE RYDEX FUNDS ANNUAL REPORT | 115

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)

Current: Senior Managing Director, Guggenheim Investments (2010-present); Senior Vice President, Security Investors, LLC (2010-present); Vice President, certain other funds in the Fund Complex (2000-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-2018); Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010),Rydex Advisors, LLC and Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	President (2017-present)

Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, certain other funds in the Fund Complex (2007-present).

Former: Interested Trustee, certain other funds in the Fund Complex (2018-February 2019); President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary (2018-present)	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

116 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
Margaux Misantone (1978)	AML Officer (2017-present)

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

William Rehder (1967)	Assistant Vice President (2018-present)	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (2017-present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

***	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

THE RYDEX FUNDS ANNUAL REPORT | 117

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

118 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other

THE RYDEX FUNDS ANNUAL REPORT | 119

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

120 | THE RYDEX FUNDS ANNUAL REPORT

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

3.31.2019

Rydex Funds Annual Report

Domestic Equity Fund
NASDAQ-100® Fund

Beginning on January 1, 2021, paper copies of the Fund’s annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	ROTC-ANN-2-0319x0320

GUGGENHEIM

Fast, Convenient, and Secure
Sign up for eDelivery from Guggenheim

Guggenheim's eDelivery service allows you to waive postal delivery and provides a fast, convenient, and secure way to access your account documents and shareholder communications such as statements, confirmations, prospectuses, and annual and semi-annual reports.

With Guggenheim's eDelivery service, you can:

- Receive important account information faster
- Reduce the chance of mail fraud and identity theft
- Positively impact the environment
- Increase shareholder value by reducing printing and mailing costs

It's easy to enroll:

To register your account and begin receiving some or all of your shareholder communications electronically, follow these simple steps:

1. **Go to *GuggenheimInvestments.com/myaccount***

   If you are a new user, you can also establish your User ID and password here.

2. **Log into your account**
3. **Select "Profile" on the left**
4. **Select "Edit Delivery" at the bottom**

For more information, visit *GuggenheimInvestments.com/eDelivery* or call our Client Services group at 800 820 0888.

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC. GI-GOGREEN-0818 x0919 #35259

Guggenheim Investments eDelivery Service Notice

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
NASDAQ-100® FUND	8
NOTES TO FINANCIAL STATEMENTS	26
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	45
OTHER INFORMATION	47
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	49
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	54

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2019

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for NASDAQ-100® Fund (the “Fund”). This report covers performance for the 12-month period ended March 31, 2019.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for the Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC

April 30, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses, and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

There can be no assurance that any investment product will achieve its investment objective(s). There are risks associated with investing, including the entire loss of principal invested. Investing involves market risks. The investment return and principal value of any investment product will fluctuate with changes in market conditions. The Fund is subject to the risk that large-capitalization stocks may underperform other segments of the equity market or the equity markets as a whole.

2 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2019

Late 2018 and early 2019 U.S. economic data stoked recession fears, prompting the U.S. Federal Reserve (the ”Fed”) to abort its tightening cycle and the 3-month/10-year Treasury yield curve to invert. Housing activity weakened markedly in the second half of 2018, personal spending growth decelerated, job gains moderated, and industrial production growth slowed. However, first-quarter 2019 real gross domestic product (“GDP”) surprised everyone by posting a growth rate of 3.2 percent. While this number benefited from big contributions from inventories and trade, the decline in interest rates and recovery in risk assets could support U.S. economic growth in the second and third quarters of 2019.

Taking a longer view, the indicators Guggenheim tracks as part of our proprietary recession probability indicator continue to signal that the economy could be heading into a recession in about a year. The unemployment rate has leveled off after years of steady declines, the Fed has moved to a neutral bias on rates, the yield curve has inverted, growth in leading indicators has slowed, gains in total hours worked have slowed, and real retail sales growth has fallen sharply. Taken together, these data points support the view that the next recession may begin as early as the first half of 2020.

Overseas, continued weakness in economic data finally prompted policy action. The European Central Bank (“ECB”) revised expected real GDP growth downward for 2019 and shortly thereafter delivered further accommodation. Rate hikes are now forecast to come later than previously indicated, and the ECB launched a series of targeted long-term refinancing operations consisting of two-year loans. China, another major economy that has shown signs of slowing, showed a mix of softening and signs of stabilization in recent economic activity. So far, Chinese authorities have announced fiscal stimulus through tax cuts and infrastructure spending, and monetary stimulus in the form of a reduction in the reserve requirement ratio.

Foreign governments’ stimulus to their local economies may be good news for U.S. activity. The downward trend in global growth weighed on U.S. activity, as evidenced by some weakness in 2018 U.S. exports and downward revisions to this year’s expected corporate earnings. If policy changes are enough to avoid recession across Western Europe or boost growth in China, the combination of this and lower U.S. rates could be positive for U.S. growth later in the year. However, the U.S., Europe, and China are not yet out of the woods. All three remain key risks to global growth given the lack of a Brexit agreement, significant weakening in German manufacturing activity, and unresolved U.S.-China tariff negotiations. Without a positive catalyst, the trajectory for the U.S. could remain negative, with a major event risk looming in the fall, when the U.S. Treasury Department will exhaust its “extraordinary measures” and force a congressional debate about the debt ceiling, which could prompt fears of a technical default and complicate fiscal year 2020 budget negotiations, where a fiscal spending cliff looms.

For the 12 months ended March 31, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned 9.50%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -3.71%. The return of the MSCI Emerging Markets Index* was -7.41%.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2019

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 4.48% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 5.93%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.12% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

NASDAQ-100® Index includes 100 of the largest domestic and international non-financial securities listed on The Nasdaq Stock Market based on market capitalization. The Index reflects companies across major industry groups including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. It does not contain securities of financial companies including investment companies.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

4 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2018 and ending March 31, 2019.

The following tables illustrate the Fund’s costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

THE RYDEX FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Fund’s expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
NASDAQ-100® Fund
Investor Class	1.39%	(3.42%)	$ 1,000.00	$ 965.80	$ 6.81
A-Class	1.64%	(3.52%)	1,000.00	964.80	8.03
C-Class	2.39%	(3.88%)	1,000.00	961.20	11.69
H-Class	1.64%	(3.52%)	1,000.00	964.80	8.03
Table 2. Based on hypothetical 5% return (before expenses)
NASDAQ-100® Fund
Investor Class	1.39%	5.00%	$ 1,000.00	$ 1,018.00	$ 6.99
A-Class	1.64%	5.00%	1,000.00	1,016.75	8.25
C-Class	2.39%	5.00%	1,000.00	1,013.01	11.99
H-Class	1.64%	5.00%	1,000.00	1,016.75	8.25

[1]	Annualized and excludes expenses of the underlying funds in which the Fund invests, if any.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2018 to March 31, 2019.

THE RYDEX FUNDS ANNUAL REPORT | 7

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

NASDAQ-100® FUND

OBJECTIVE: Seeks to provide investment results that correspond, before fees and expenses, to a benchmark for over-the-counter securities on a daily basis. The Fund’s current benchmark is the NASDAQ-100® Index (the “underlying index”).

For the one-year period ended March 31, 2019, NASDAQ-100® Fund maintained a daily correlation of over 99% to its benchmark of 100% of the daily price movement of the NASDAQ-100® Index. The NASDAQ-100® Fund Investor Class returned 11.79%, while the NASDAQ-100® Index returned 13.36% over the same time period.

The Technology and Communications sectors contributed the most to the performance of the underlying index during the year. No sector detracted. The Utilities sector contributed the least to performance of the underlying index for the year, followed by the Industrials sector.

Microsoft Corp., Amazon.com, Inc., and Apple, Inc. contributed the most to performance of the underlying index for the period. NVIDIA Corp., Kraft Heinz Co., and Activision Blizzard, Inc. detracted the most from performance of the underlying index for the period.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible to provide leverage and not for hedging purposes. Derivatives performed as expected.

The Fund may invest in certain of the underlying series of Guggenheim Funds Trust and Guggenheim Strategy Funds Trust, including Guggenheim Ultra Short Duration Fund (effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund), Guggenheim Strategy Fund II, and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by Guggenheim Investments. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by Guggenheim Investments and/or its affiliates, and are not available to the public, with the exception of Guggenheim Ultra Short Duration Fund, which is available to the public. Guggenheim Strategy Fund II and Guggenheim Strategy Fund III do not charge an investment management fee. Guggenheim Ultra Short Duration Fund charges an investment management fee but that fee is waived by the respective investee fund. For the period, investment in the Cash Management Funds benefited Fund performance.

Performance displayed represents past performance, which is no guarantee of future results.

8 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments, investments in Guggenheim Strategy Funds Trust mutual funds, or investments in Guggenheim Ultra Short Duration Fund. Investments in those Funds do not provide “market exposure” to meet the Fund’s investment objective, but will significantly increase the portfolio’s exposure to certain other asset categories (and their associated risks), which may cause the Fund to deviate from its principal investment strategy, including: (i) high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) CLOs and similar investments; and (iv) other short-term fixed income securities.

Inception Dates:
Investor Class	February 14, 1994
A-Class	March 31, 2004
C-Class	March 26, 2001
H-Class	September 18, 2014

Ten Largest Holdings (% of Total Net Assets)
Microsoft Corp.	9.3%
Apple, Inc.	9.2%
Amazon.com, Inc.	9.0%
Alphabet, Inc. — Class C	4.3%
Facebook, Inc. — Class A	4.1%
Alphabet, Inc. — Class A	3.7%
Intel Corp.	2.8%
Cisco Systems, Inc.	2.7%
Comcast Corp. — Class A	2.1%
PepsiCo, Inc.	2.0%
Top Ten Total	49.2%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2019

Cumulative Fund Performance*

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
Investor Class Shares	11.79%	15.34%	19.38%
A-Class Shares	11.51%	15.03%	19.05%
A-Class Shares with sales charge‡	6.20%	13.92%	18.47%
C-Class Shares	10.70%	14.20%	18.19%
C-Class Shares with CDSC§	9.70%	14.20%	18.19%
NASDAQ-100 Index	13.36%	16.84%	20.89%
		1 Year	Since Inception (09/18/14)
H-Class Shares		11.51%	13.39%
NASDAQ-100 Index		13.36%	15.17%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The NASDAQ-100 Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on the Investor Class shares and A-Class shares only; performance for C-Class shares and H-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS	March 31, 2019
NASDAQ-100® FUND

	Shares	Value

COMMON STOCKS† - 91.0%

Technology - 36.1%
Microsoft Corp.	924,411	$109,025,033
Apple, Inc.	568,151	107,920,282
Intel Corp.	601,322	32,290,991
Adobe, Inc.*	65,217	17,379,678
Broadcom, Inc.	52,965	15,927,105
NVIDIA Corp.	81,032	14,550,106
Texas Instruments, Inc.	125,491	13,310,830
QUALCOMM, Inc.	161,838	9,229,621
Intuit, Inc.	34,642	9,055,765
Micron Technology, Inc.*	149,902	6,195,450
Cognizant Technology Solutions Corp. — Class A	76,900	5,571,405
Analog Devices, Inc.	49,250	5,184,548
Applied Materials, Inc.	126,949	5,034,797
Activision Blizzard, Inc.	102,137	4,650,298
Fiserv, Inc.*	52,362	4,622,517
Autodesk, Inc.*	29,285	4,563,189
Xilinx, Inc.	33,853	4,292,222
Electronic Arts, Inc.*	40,061	4,071,400
Workday, Inc. — Class A*	20,191	3,893,834
NXP Semiconductor N.V.	43,953	3,885,006
Paychex, Inc.	48,016	3,850,883
Lam Research Corp.	20,404	3,652,520
Advanced Micro Devices, Inc.*,1	134,425	3,430,526
Check Point Software Technologies Ltd.*	20,888	2,642,123
Microchip Technology, Inc.[1]	31,687	2,628,754
Cerner Corp.*	43,372	2,481,312
KLA-Tencor Corp.	20,240	2,416,858
Cadence Design Systems, Inc.*	37,492	2,381,117
NetEase, Inc. ADR	9,790	2,363,796
Synopsys, Inc.*	20,014	2,304,612
NetApp, Inc.	33,024	2,289,884
Maxim Integrated Products, Inc.	36,558	1,943,789
Skyworks Solutions, Inc.	23,275	1,919,722
Western Digital Corp.	38,891	1,869,102
ASML Holding N.V. — Class G	9,589	1,803,212
Citrix Systems, Inc.	17,614	1,755,411
Take-Two Interactive Software, Inc.*	15,132	1,428,007
Total Technology		421,815,705

Communications - 33.2%
Amazon.com, Inc.*	59,195	105,411,496
Alphabet, Inc. — Class C*	42,406	49,755,384
Facebook, Inc. — Class A*	290,144	48,364,103
Alphabet, Inc. — Class A*	37,075	43,633,197
Cisco Systems, Inc.	588,623	31,779,755
Comcast Corp. — Class A	603,932	24,145,201
Netflix, Inc.*	58,380	20,815,973
Booking Holdings, Inc.*	6,019	10,502,613
Charter Communications, Inc. — Class A*	30,133	10,453,439
T-Mobile US, Inc.*	113,688	7,855,841
Baidu, Inc. ADR*	37,262	6,142,641
eBay, Inc.	122,334	4,543,485
JD.com, Inc. ADR*	123,632	3,727,505
Sirius XM Holdings, Inc.	581,101	3,294,843
MercadoLibre, Inc.*	6,044	3,068,720
VeriSign, Inc.*	16,008	2,906,413
Ctrip.com International Ltd. ADR*	65,109	2,844,612
Expedia Group, Inc.	17,970	2,138,430
Symantec Corp.	85,474	1,965,047
Liberty Global plc — Class C*	70,405	1,704,505
Fox Corp. — Class A*	46,054	1,690,642
Fox Corp. — Class B*	35,217	1,263,586
Liberty Global plc — Class A*	27,343	681,388
Walt Disney Co.	6	623
Total Communications		388,689,442

12 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
NASDAQ-100® FUND

	Shares	Value

Consumer, Non-cyclical - 13.7%
PepsiCo, Inc.	187,829	$23,018,444
PayPal Holdings, Inc.*	156,877	16,290,107
Amgen, Inc.	83,209	15,808,046
Gilead Sciences, Inc.	170,557	11,087,910
Mondelez International, Inc. — Class A	193,109	9,640,001
Automatic Data Processing, Inc.	58,251	9,305,015
Celgene Corp.*	93,891	8,857,677
Intuitive Surgical, Inc.*	15,309	8,735,009
Vertex Pharmaceuticals, Inc.*	34,185	6,288,331
Biogen, Inc.*	26,303	6,217,503
Illumina, Inc.*	19,656	6,106,923
Regeneron Pharmaceuticals, Inc.*	14,356	5,894,861
Kraft Heinz Co.	163,058	5,323,844
Alexion Pharmaceuticals, Inc.*	29,881	4,039,314
Monster Beverage Corp.*	72,628	3,964,036
Align Technology, Inc.*	10,696	3,041,194
Verisk Analytics, Inc. — Class A	21,864	2,907,912
Cintas Corp.	13,979	2,825,296
IDEXX Laboratories, Inc.*	11,500	2,571,400
Incyte Corp.*	28,622	2,461,778
BioMarin Pharmaceutical, Inc.*	23,851	2,118,684
Mylan N.V.*	68,991	1,955,205
Henry Schein, Inc.*	20,245	1,216,927
Total Consumer, Non-cyclical		159,675,417

Consumer, Cyclical - 6.6%
Costco Wholesale Corp.	58,901	14,262,288
Starbucks Corp.[1]	166,290	12,361,999
Walgreens Boots Alliance, Inc.	126,154	7,981,763
Tesla, Inc.*,1	23,096	6,463,646
Marriott International, Inc. — Class A	45,615	5,705,980
Ross Stores, Inc.	49,554	4,613,477
O’Reilly Automotive, Inc.*	10,480	4,069,384
Dollar Tree, Inc.*	31,820	3,342,373
PACCAR, Inc.	46,362	3,159,107
United Continental Holdings, Inc.*	35,666	2,845,433
Ulta Beauty, Inc.*	7,931	2,765,778
Lululemon Athletica, Inc.*	16,264	2,665,182
Fastenal Co.	38,264	2,460,758
American Airlines Group, Inc.	60,046	1,907,061
Wynn Resorts Ltd.	14,393	1,717,373
Hasbro, Inc.	16,827	1,430,632
Total Consumer, Cyclical		77,752,234

Industrial - 0.8%
CSX Corp.	109,063	8,160,094
J.B. Hunt Transport Services, Inc.	14,540	1,472,756
Total Industrial		9,632,850

Utilities - 0.3%
Xcel Energy, Inc.	68,758	3,864,887

Financial - 0.3%
Willis Towers Watson plc	17,263	3,032,246

Total Common Stocks
(Cost $508,323,625)		1,064,462,781

MUTUAL FUNDS† - 3.0%
Guggenheim Strategy Fund II2	575,584	14,280,251
Guggenheim Ultra Short Duration Fund — Institutional Class[2,3]	1,198,915	11,953,180
Guggenheim Strategy Fund III[2]	356,029	8,825,959
Total Mutual Funds
(Cost $35,228,710)		35,059,390

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
NASDAQ-100® FUND

	Face Amount	Value

FEDERAL AGENCY NOTES†† - 2.4%
Federal Home Loan Bank
2.48% (3 Month USD LIBOR - 0.32%, Rate Floor: 0.00%) due 04/05/19[4]	$18,200,000	$18,199,833
2.50% due 10/26/22[5]	10,435,000	10,437,327
Total Federal Agency Notes
(Cost $28,631,318)		28,637,160

U.S. GOVERNMENT SECURITIES†† - 1.7%
U.S. Treasury Notes
2.46% (3 Month U.S. Treasury Bill Rate + 0.03%, Rate Floor: 0.00%) due 04/30/20[4]	10,000,000	9,993,743
2.47% (3 Month U.S. Treasury Bill Rate + 0.04%, Rate Floor: 0.00%) due 07/31/20[4]	10,000,000	9,990,738
Total U.S. Government Securities
(Cost $19,985,328)		19,984,481

U.S. TREASURY BILLS†† - 0.4%
U.S. Treasury Bills
2.31% due 04/02/19[6,7]	4,056,000	4,055,732
2.39% due 05/07/19[7,8]	560,000	558,664
Total U.S. Treasury Bills
(Cost $4,614,395)		4,614,396

REPURCHASE AGREEMENTS††,9 - 1.7%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[8]	13,306,232	13,306,232
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[8]	3,326,558	3,326,558

Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[8]	2,979,523	2,979,523
Total Repurchase Agreements
(Cost $19,612,313)		19,612,313

	Shares

SECURITIES LENDING COLLATERAL†,10 - 0.7%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[11]	7,898,292	7,898,292
Total Securities Lending Collateral
(Cost $7,898,292)		7,898,292

Total Investments - 100.9%
(Cost $624,293,981)		$1,180,268,813
Other Assets & Liabilities, net - (0.9)%		(10,022,530)
Total Net Assets - 100.0%		$1,170,246,283

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
NASDAQ-100® FUND

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
NASDAQ-100 Index Mini Futures Contracts	622	Jun 2019	$92,083,990	$3,656,728

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
Barclays Bank plc	NASDAQ-100 Index	2.90%	At Maturity	04/30/19	434	$3,199,725	$30,606
BNP Paribas	NASDAQ-100 Index	3.00%	At Maturity	04/29/19	281	2,071,489	19,814
Goldman Sachs International	NASDAQ-100 Index	3.00%	At Maturity	04/29/19	434	3,200,357	11,979
						$8,471,571	$62,399

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 7.
[2]	Affiliated issuer.
[3]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.
[4]

Variable rate security. Rate indicated is the rate effective at March 31, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

[5]	Security is a step up bond, with a 2.50% coupon rate until April 26, 2019. Future rates range from 2.75% to 6.00% with future step up dates ranging from April 27, 2019 to July 27, 2022.
[6]	All or a portion of this security is pledged as futures collateral at March 31, 2019.
[7]	Rate indicated is the effective yield at the time of purchase.
[8]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2019.
[9]	Repurchase Agreements — See Note 6.
[10]	Securities lending collateral — See Note 7.
[11]	Rate indicated is the 7-day yield as of March 31, 2019.
ADR — American Depositary Receipt
plc — Public Limited Company

See Sector Classification in Other Information section.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
NASDAQ-100® FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$1,064,462,781	$—	$—	$1,064,462,781
Mutual Funds	35,059,390	—	—	35,059,390
Federal Agency Notes	—	28,637,160	—	28,637,160
U.S. Government Securities	—	19,984,481	—	19,984,481
U.S. Treasury Bills	—	4,614,396	—	4,614,396
Repurchase Agreements	—	19,612,313	—	19,612,313
Securities Lending Collateral	7,898,292	—	—	7,898,292
Equity Futures Contracts**	3,656,728	—	—	3,656,728
Equity Index Swap Agreements**	—	62,399	—	62,399
Total Assets	$1,111,077,191	$72,910,749	$—	$1,183,987,940

**	This derivative is reported as unrealized appreciation/depreciation at period end.

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
NASDAQ-100® FUND

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of a company, or control of or by, or common control under Guggenheim Investments (“GI”), result in that company being considered an affiliated issuer, as defined in the 1940 Act.

The Fund may invest in certain of the underlying series of Guggenheim Strategy Funds Trust, including Guggenheim Strategy Fund II and Guggenheim Strategy Fund III, (collectively, the “Cash Management Funds”), each of which are open-end management investment companies managed by GI. The Cash Management Funds, which launched on March 11, 2014, are offered as cash management options only to mutual funds, trusts, and other accounts managed by GI and/or its affiliates, and are not available to the public. The Cash Management Funds pay no investment management fees. The Cash Management Funds’ annual report on Form N-CSR dated September 30, 2018, is available publicly or upon request. This information is available from the EDGAR database on the SEC’s website at https://www.sec.gov/Archives/edgar/data/1601445/000089180418000513/gug75569-ncsr.htm.

Transactions during the year ended March 31, 2019, in which the company is an affiliated issuer, were as follows:

Security Name	Value 03/29/18	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 03/31/19
Mutual Funds
Guggenheim Strategy Fund II	$13,394,166	$1,000,000	$—	$—	$(113,915)	$14,280,251
Guggenheim Strategy Fund III	8,005,357	900,000	—	—	(79,398)	8,825,959
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	12,005,436	—	—	—	(52,256)	11,953,180
	$33,404,959	$1,900,000	$—	$—	$(245,569)	$35,059,390

Security Name	Shares 03/31/19	Investment Income	Capital Gain Distributions
Mutual Funds
Guggenheim Strategy Fund II	575,584	$426,541	$7,671
Guggenheim Strategy Fund III	356,029	256,178	313
Guggenheim Ultra Short Duration Fund — Institutional Class[1]	1,198,915	336,078	8,704
		$1,018,797	$16,688

[1]	Effective November 30, 2018, Guggenheim Strategy Fund I was reorganized with and into the Guggenheim Ultra Short Duration Fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

STATEMENT OF ASSETS AND LIABILITIES
NASDAQ-100® FUND

March 31, 2019

Assets:
Investments in unaffiliated issuers, at value - including $7,808,987 of securities loaned (cost $569,452,958)	$1,125,597,110
Investments in affiliated issuers, at value (cost $35,228,710)	35,059,390
Repurchase agreements, at value (cost $19,612,313)	19,612,313
Segregated cash with broker	962,530
Unrealized appreciation on swap agreements	62,399
Receivables:
Securities sold	11,011,463
Fund shares sold	1,517,133
Variation margin on futures contracts	625,110
Dividends	294,490
Interest	240,610
Securities lending income	406
Total assets	1,194,982,954

Liabilities:
Payable for:
Fund shares redeemed	14,685,345
Return of securities lending collateral	7,898,292
Management fees	721,413
Transfer agent and administrative fees	241,316
Distribution and service fees	92,064
Portfolio accounting fees	57,622
Swap settlement	34,721
Trustees’ fees*	21,467
Miscellaneous	984,431
Total liabilities	24,736,671
Commitments and contingent liabilities (Note 12)	—
Net assets	$1,170,246,283

Net assets consist of:
Paid in capital	$631,216,503
Total distributable earnings (loss)	539,029,780
Net assets	$1,170,246,283

Investor Class:
Net assets	$979,674,583
Capital shares outstanding	25,516,446
Net asset value per share	$38.39

A-Class:
Net assets	$59,021,185
Capital shares outstanding	1,673,763
Net asset value per share	$35.26
Maximum offering price per share (Net asset value divided by 95.25%)	$37.02

C-Class:
Net assets	$85,274,146
Capital shares outstanding	2,783,359
Net asset value per share	$30.64

H-Class:
Net assets	$46,276,369
Capital shares outstanding	1,312,554
Net asset value per share	$35.26

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF OPERATIONS
NASDAQ-100® FUND

Year Ended March 31, 2019

Investment Income:
Dividends from securities of unaffiliated issuers (net of foreign withholding tax of $7,599)	$11,496,319
Dividends from securities of affiliated issuers	1,018,797
Interest	1,346,586
Income from securities lending, net	101,196
Total investment income	13,962,898

Expenses:
Management fees	8,554,789
Distribution and service fees:
A-Class	136,801
C-Class	869,561
H-Class	122,575
Transfer agent and administrative fees	2,851,596
Registration fees	924,875
Portfolio accounting fees	679,695
Professional fees	375,662
Trustees’ fees*	350,498
Custodian fees	157,440
Line of credit fees	42
Miscellaneous	1,621,146
Total expenses	16,644,680
Less:
Expenses waived by Adviser	(9,655)
Net expenses	16,635,025
Net investment loss	(2,672,127)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in unaffiliated issuers	$25,783,547
Distributions received from affiliated investment company shares	16,688
Swap agreements	(638,360)
Futures contracts	4,818,495
Net realized gain	29,980,370
Net change in unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	85,053,798
Investments in affiliated issuers	(245,569)
Swap agreements	(211,115)
Futures contracts	4,006,663
Net change in unrealized appreciation (depreciation)	88,603,777
Net realized and unrealized gain	118,584,147
Net increase in net assets resulting from operations	$115,912,020

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

STATEMENTS OF CHANGES IN NET ASSETS
NASDAQ-100® FUND

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment loss	$(2,672,127)	$(2,588,538)
Net realized gain on investments	29,980,370	37,632,622
Net change in unrealized appreciation (depreciation) on investments	88,603,777	158,882,648
Net increase in net assets resulting from operations	115,912,020	193,926,732

Distributions to shareholders:
Investor Class	(15,419,551)	(51,135,549)[1]
A-Class	(985,618)	(3,584,219)[1]
C-Class	(1,757,606)	(5,409,644)[1]
H-Class	(662,148)	(4,497,933)[1]
Total distributions to shareholders	(18,824,923)	(64,627,345)

Capital share transactions:
Proceeds from sale of shares
Investor Class	1,133,065,829	1,026,173,673
A-Class	45,605,047	49,828,779
C-Class	30,479,325	33,535,792
H-Class	136,853,790	190,051,639
Distributions reinvested
Investor Class	14,906,982	49,672,778
A-Class	845,201	3,161,511
C-Class	1,687,671	5,217,152
H-Class	660,051	4,487,850
Cost of shares redeemed
Investor Class	(1,176,363,858)	(1,015,594,366)
A-Class	(43,829,464)	(73,101,898)
C-Class	(38,634,376)	(19,465,715)
H-Class	(160,150,861)	(191,116,347)
Net increase (decrease) from capital share transactions	(54,874,663)	62,850,848
Net increase in net assets	42,212,434	192,150,235

Net assets:
Beginning of year	1,128,033,849	935,883,614
End of year	$1,170,246,283	$1,128,033,849

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENTS OF CHANGES IN NET ASSETS (concluded)
NASDAQ-100® FUND

	Year Ended March 31, 2019	Year Ended March 29, 2018
Capital share activity:
Shares sold
Investor Class	30,604,193	30,480,847
A-Class	1,323,544	1,631,788
C-Class	1,009,503	1,210,458
H-Class	4,004,601	6,089,659
Shares issued from reinvestment of distributions
Investor Class	423,253	1,462,254
A-Class	26,111	100,846
C-Class	59,869	189,148
H-Class	20,391	143,199
Shares redeemed
Investor Class	(32,014,747)	(30,230,910)
A-Class	(1,297,551)	(2,332,978)
C-Class	(1,296,281)	(697,595)
H-Class	(4,713,948)	(6,107,454)
Net increase (decrease) in shares	(1,851,062)	1,939,262

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net realized gains (see Note 11).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

FINANCIAL HIGHLIGHTS
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Investor Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$34.94	$30.68	$25.75	$25.38	$21.38
Income (loss) from investment operations:
Net investment income (loss)[a]	(.05)	(.05)	(.06)	(.05)	(.01)
Net gain (loss) on investments (realized and unrealized)	4.11	6.35	5.47	.96	4.39
Total from investment operations	4.06	6.30	5.41	.91	4.38
Less distributions from:
Net realized gains	(.61)	(2.04)	(.48)	(.54)	(.38)
Total distributions	(.61)	(2.04)	(.48)	(.54)	(.38)
Net asset value, end of period	$38.39	$34.94	$30.68	$25.75	$25.38

Total Return	11.79%	20.76%	21.21%	3.49%	20.53%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$979,675	$926,146	$760,485	$667,018	$769,257
Ratios to average net assets:
Net investment income (loss)	(0.14%)	(0.14%)	(0.21%)	(0.19%)	(0.05%)
Total expenses[b]	1.36%	1.28%	1.29%	1.25%	1.26%
Net expenses[c]	1.36%	1.28%	1.29%	1.25%	1.26%
Portfolio turnover rate	32%	48%	72%	228%	267%

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$32.22	$28.49	$24.04	$23.78	$20.10
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.12)	(.13)	(.10)	(.06)
Net gain (loss) on investments (realized and unrealized)	3.78	5.89	5.06	.90	4.12
Total from investment operations	3.65	5.77	4.93	.80	4.06
Less distributions from:
Net realized gains	(.61)	(2.04)	(.48)	(.54)	(.38)
Total distributions	(.61)	(2.04)	(.48)	(.54)	(.38)
Net asset value, end of period	$35.26	$32.22	$28.49	$24.04	$23.78

Total Return[d]	11.51%	20.44%	20.76%	3.26%	20.24%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59,021	$52,257	$63,311	$60,499	$70,821
Ratios to average net assets:
Net investment income (loss)	(0.38%)	(0.39%)	(0.51%)	(0.42%)	(0.29%)
Total expenses[b]	1.61%	1.53%	1.53%	1.51%	1.50%
Net expenses[c]	1.61%	1.53%	1.53%	1.51%	1.50%
Portfolio turnover rate	32%	48%	72%	228%	267%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

FINANCIAL HIGHLIGHTS (continued)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$28.29	$25.41	$21.62	$21.60	$18.42
Income (loss) from investment operations:
Net investment income (loss)[a]	(.34)	(.32)	(.28)	(.26)	(.21)
Net gain (loss) on investments (realized and unrealized)	3.30	5.24	4.55	.82	3.77
Total from investment operations	2.96	4.92	4.27	.56	3.56
Less distributions from:
Net realized gains	(.61)	(2.04)	(.48)	(.54)	(.38)
Total distributions	(.61)	(2.04)	(.48)	(.54)	(.38)
Net asset value, end of period	$30.64	$28.29	$25.41	$21.62	$21.60

Total Return[d]	10.70%	19.57%	19.98%	2.48%	19.37%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$85,274	$85,149	$58,647	$38,900	$32,324
Ratios to average net assets:
Net investment income (loss)	(1.14%)	(1.15%)	(1.21%)	(1.19%)	(1.05%)
Total expenses[b]	2.36%	2.28%	2.28%	2.26%	2.25%
Net expenses[c]	2.36%	2.28%	2.28%	2.26%	2.25%
Portfolio turnover rate	32%	48%	72%	228%	267%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

FINANCIAL HIGHLIGHTS (concluded)
NASDAQ-100® FUND

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Period Ended March 31, 2015[e]
Per Share Data
Net asset value, beginning of period	$32.22	$28.49	$24.00	$23.76	$22.91
Income (loss) from investment operations:
Net investment income (loss)[a]	(.13)	(.12)	(.14)	(.13)	.01
Net gain (loss) on investments (realized and unrealized)	3.78	5.89	5.11	.91	1.22
Total from investment operations	3.65	5.77	4.97	.78	1.23
Less distributions from:
Net realized gains	(.61)	(2.04)	(.48)	(.54)	(.38)
Total distributions	(.61)	(2.04)	(.48)	(.54)	(.38)
Net asset value, end of period	$35.26	$32.22	$28.49	$24.00	$23.76

Total Return	11.51%	20.49%	20.92%	3.18%	5.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$46,276	$64,483	$53,441	$173,638	$12,009
Ratios to average net assets:
Net investment income (loss)	(0.37%)	(0.37%)	(0.57%)	(0.51%)	0.07%
Total expenses[b]	1.61%	1.53%	1.54%	1.51%	1.47%
Net expenses[c]	1.61%	1.53%	1.54%	1.51%	1.47%
Portfolio turnover rate	32%	48%	72%	228%	267%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Does not include expenses of the underlying funds in which the Fund invests.
[c]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[d]	Total return does not reflect the impact of any applicable sales charges.
[e]

Since commencement of operations: September 18, 2014. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized. The portfolio turnover rate stated is for the entire period of the Fund, not since commencement of operation of the Class.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2019, the Trust consisted of fifty-two funds (the “Funds”).

This report covers the NASDAQ-100® Fund (the “Fund”), a non-diversified investment company. Only Investor Class, A-Class, C-Class and H-Class shares had been issued by the Fund.

C-Class shares of the Fund automatically convert to A-Class shares on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

The Fund is designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offers unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Fund to experience high portfolio turnover.

Security Investors, LLC which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Fund operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

26 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of the Fund is calculated by dividing the market value of the Fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.

Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

THE RYDEX FUNDS ANNUAL REPORT | 27

NOTES TO FINANCIAL STATEMENTS (continued)

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements entered into by the Fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

28 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(b) U.S. Government and Agency Obligations

Certain U.S. Government and Agency Obligations are traded on a discount basis; the interest rates shown on the Schedule of Investments reflect the effective rates paid at the time of purchase by the Fund. Other securities bear interest at the rates shown, payable at fixed dates through maturity.

(c) Futures Contracts

Upon entering into a futures contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

(e) Foreign Taxes

The Fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Fund and reflected in the Fund’s Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2019, if any, are disclosed in the Fund’s Statement of Assets and Liabilities.

(f) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and realized gains if no longer held in the Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some

THE RYDEX FUNDS ANNUAL REPORT | 29

NOTES TO FINANCIAL STATEMENTS (continued)

management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(g) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(h) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based on the respective net assets of each Fund included in the Trust.

(i) Cash

The Fund may leave cash overnight in its cash account with the custodian. Periodically, the Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.43% at March 31, 2019.

(j) Indemnifications

Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Fund utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

30 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Fund utilized derivatives for the following purposes:

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Liquidity: the ability to buy or sell exposure with little price/market impact.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statement of Assets and Liabilities; securities held as collateral are noted on the Schedule of Investments.

The following table represents the Fund’s use and volume of futures on a quarterly basis:

Average Notional Amount
Use	Long
Index Exposure, Liquidity	$57,752,143

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A Fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or

THE RYDEX FUNDS ANNUAL REPORT | 31

NOTES TO FINANCIAL STATEMENTS (continued)

bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally-cleared swap transactions, the Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or a custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing total return or custom basket swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Fund’s use and volume of total return swaps on a quarterly basis:

Average Notional Amount
Use	Long
Index Exposure, Liquidity	$24,623,296

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of March 31, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity contracts	Variation margin on futures contracts
Unrealized appreciation on swap agreements

32 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at March 31, 2019:

Asset Derivative Investments Value
Futures Equity Risk*	Swaps Equity Risk	Total Value at March 31, 2019
$3,656,728	$62,399	$3,719,127

*	Includes cumulative appreciation (depreciation) of futures contracts as reported on the Schedule of Investments. Variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the year ended March 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the year ended March 31, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Futures Equity Risk	Swaps Equity Risk	Total
$4,818,495	$(638,360)	$4,180,135

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statement of Operations
Futures Equity Risk	Swaps Equity Risk	Total
$4,006,663	$(211,115)	$3,795,548

THE RYDEX FUNDS ANNUAL REPORT | 33

NOTES TO FINANCIAL STATEMENTS (continued)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Note 3 – Offsetting

In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from

34 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements.

	Gross	Gross Amounts Offset in the	Net Amount of Assets Presented on	Gross Amounts Not Offset in the Statement of Assets and Liabilities
Instrument	Amounts of Recognized Assets	Statement of Assets and Liabilities	the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Swap equity contracts	$62,399	$—	$62,399	$—	$—	$62,399

The Fund has the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2019.

Counterparty	Asset Type	Cash Pledged	Cash Received
Barclays Bank plc	Total Return Swap agreements	$270,000	$—
Goldman Sachs Group	Futures contracts	692,530	—
		$962,530	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

THE RYDEX FUNDS ANNUAL REPORT | 35

NOTES TO FINANCIAL STATEMENTS (continued)

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Fund pays GI investment advisory fees calculated at an annualized rate of 0.75% of the average daily net assets of the Fund.

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class, P-Class and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Fund will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Fund to pay annual distribution and service fees of 1.00% of the Fund’s C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2019, GFD retained sales charges of $104,650 relating to sales of A-Class shares of the Trust.

If a Fund invests in a fund that is advised by the same advisor or an affiliated adviser, the investing Fund’s adviser has agreed to waive fees at the investing fund level to the extent necessary to offset the proportionate share of any management fee paid by each Fund with respect to its investment

36 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

in such affiliated fund. Fee waivers will be calculated at the investing Fund level without regard to any expense cap, if any, in effect for the investing Fund. Fees waived under this arrangement are not subject to reimbursement to GI. For the year ended March 31, 2019, the Fund waived $9,655 related to investments in affiliated funds.

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Fund’s securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Fund’s custodian. As custodian, U.S. Bank is responsible for the custody of the Fund’s assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Fund’s average daily net assets and out of pocket expenses.

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2019, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S. Treasury Note
2.55%			2.38%
Due 04/01/19	$291,165,248	$291,227,121	03/15/21	$296,224,000	$296,987,527
			U.S. Treasury Bill
			0.00%
			04/25/19	1,100	1,098
				296,225,100	296,988,625

Bank of America Merrill Lynch			U.S. TIP Note
2.55%			0.63%
Due 04/01/19	72,791,312	72,806,780	04/15/23	73,556,260	74,247,198

Barclays Capital			U.S. TIP Note
2.40%			2.13%
Due 04/01/19	65,197,533	65,210,573	02/15/40	53,332,105	66,501,535

THE RYDEX FUNDS ANNUAL REPORT | 37

NOTES TO FINANCIAL STATEMENTS (continued)

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the year while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7– Portfolio Securities Loaned

The Fund may lend its securities to approved brokers to earn additional income. Security lending income shown on the Statement of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Fund acts as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Fund receives cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Fund’s securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Fund bears the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Fund the next business day. Although the collateral mitigates the risk, the Fund could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Fund has the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

At March 31, 2019, the Fund participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
$7,808,987	$(7,808,987)	$—	$7,898,292	$—	$7,898,292

(a)	Actual collateral received by the Fund is greater than the amount shown due to over collateralization.

In the event of counterparty default, the Fund has the right to collect the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline

38 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

in the value of the underlying securities during the period while the Fund seeks to assert its rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2019 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$18,824,070	$853	$18,824,923

The tax character of distributions paid during the year ended March 29, 2018 was as follows:

Ordinary Income	Long-Term Capital Gain	Total Distributions
$19,093,636	$45,533,709	$64,627,345

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

The tax components of distributable earnings/(loss) as of March 31, 2019 were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
$157,143	$24,079,423	$514,793,214	$—	$539,029,780

THE RYDEX FUNDS ANNUAL REPORT | 39

NOTES TO FINANCIAL STATEMENTS (continued)

For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of March 31, 2019, the Fund had no capital loss carryforwards.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales, distributions in connection with redemption of fund shares, and the “mark-to-market” of certain derivatives. Additional differences may result from the tax treatment of net operating losses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following reclassification was made on the Statement of Assets and Liabilities as of March 31, 2019 for permanent book/tax differences:

Paid In Capital	Total Distributable Earnings/(Loss)
$7,165,363	$(7,165,363)

At March 31, 2019, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
$665,537,999	$524,078,464	$(9,285,250)	$514,793,214

Note 9 – Securities Transactions

For the year ended March 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Purchases	Sales
$346,099,580	$444,713,765

40 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2019, the Fund engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Purchases	Sales	Realized Gain
$108,029,340	$186,888,090	$2,432,837

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 9, 2019. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.15% for the year ended March 31, 2019. The Fund did not have any borrowings outstanding under this agreement at March 31, 2019.

The average daily balance borrowed by the Fund for the year ended March 31, 2019, was as follows:

Average Daily Balance
$1,260

Note 11 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. As of March 31, 2019, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after

THE RYDEX FUNDS ANNUAL REPORT | 41

NOTES TO FINANCIAL STATEMENTS (continued)

December 15, 2019. Early adoption is permitted. As of March 31, 2019, the Fund has fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

Note 12 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

42 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it

THE RYDEX FUNDS ANNUAL REPORT | 43

NOTES TO FINANCIAL STATEMENTS (concluded)

would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation.

On March 27, 2019, the court held a telephone conference and decided to allow plaintiff to file a motion for leave to amend. On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 13 – Subsequent Events

The Fund evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Fund’s financial statements.

44 | THE RYDEX FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of NASDAQ-100® Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of NASDAQ-100® Fund (the “Fund”) (one of the funds constituting Rydex Series Funds (the “Trust”)), including the schedule of investments, as of March 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Rydex Series Funds) at March 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our

THE RYDEX FUNDS ANNUAL REPORT | 45

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (concluded)

audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 23, 2019

46 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.

The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2019, the following fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2019, the following fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Qualified Dividend Income	Dividend Received Deduction	Qualified Short-Term Capital Gain
40.57%	38.40%	100.00%

With respect to the taxable year ended March 31, 2019, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
$853	$7,165,363

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

THE RYDEX FUNDS ANNUAL REPORT | 47

OTHER INFORMATION (Unaudited) (concluded)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

48 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee***
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee and Member of the Audit Committee (2016-present); and Member of the Governance and Nominating Committee (2017-present).	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.
Corey A. Colehour (1945)	Trustee (1993-present); Member of the Audit Committee (1994-present); Member of the Governance and Nominating Committee (2017-present).	Retired.	109	None.
J. Kenneth Dalton (1941)	Trustee (1995-present); Chairman and Member of the Audit Committee (1997-present); and Member of the Governance and Nominating Committee (2018-present).	Retired.	109	Former: Epiphany Funds (2) (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee, Member of the Audit Committee (2005-present); Chairman and Member of the Governance and Nominating Committee (2017-present).	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).

THE RYDEX FUNDS ANNUAL REPORT | 49

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee***
INDEPENDENT TRUSTEES - concluded
Sandra G. Sponem (1958)	Trustee, and Member of the Audit Committee (2016-present); Member of the Governance and Nominating Committee (2017-present); and Chairwoman (January 2019-present).	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	109	SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).

50 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)

Current: Senior Managing Director, Guggenheim Investments (2010-present); Senior Vice President, Security Investors, LLC (2010-present); Vice President, certain other funds in the Fund Complex (2000-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-2018); Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC and Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	President (2017-present)

Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, certain other funds in the Fund Complex (2007-present).

Former: Interested Trustee, certain other funds in the Fund Complex (2018-February 2019); President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).

THE RYDEX FUNDS ANNUAL REPORT | 51

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - continued
Michael P. Megaris (1984)	Assistant Secretary (2018-present)	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer (2017-present)

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

William Rehder (1967)	Assistant Vice President (2018-present)	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

52 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS - concluded
John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (2017-present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

***	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

THE RYDEX FUNDS ANNUAL REPORT | 53

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms

54 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do.

THE RYDEX FUNDS ANNUAL REPORT | 55

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based

56 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE RYDEX FUNDS ANNUAL REPORT | 57

3.31.2019

Rydex Funds Annual Report

Guggenheim Alternatives Funds
Guggenheim Long Short Equity Fund
Rydex International Equity Funds
Rydex Emerging Markets 2x Strategy Fund
Rydex Inverse Emerging Markets 2x Strategy Fund
Rydex Fixed Income Fund
Rydex Emerging Markets Bond Strategy Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	RSTF-ANN-0319x0320

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	4
A BRIEF NOTE ON THE COMPOUNDING OF RETURNS	6
ABOUT SHAREHOLDERS’ FUND EXPENSES	7
LONG SHORT EQUITY FUND	10
EMERGING MARKETS 2x STRATEGY FUND	27
INVERSE EMERGING MARKETS 2x STRATEGY FUND	36
EMERGING MARKETS BOND STRATEGY FUND	44
NOTES TO FINANCIAL STATEMENTS	52
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	68
OTHER INFORMATION	69
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	71
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	74

THE RYDEX FUNDS ANNUAL REPORT | 1

March 31, 2019

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for a selection of our alternative strategy funds (the “Fund” or “Funds”) for the one-year period ended March 31, 2019.

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC (“Guggenheim”), a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Performance Report and Fund Profile for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Security Investors, LLC
April 30, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

Alternative funds may not be suitable for all investors because of the sophisticated and aggressive investment techniques the funds employ, such as leverage, derivatives and short selling. ● The more you invest in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● The use of short selling involves increased risks and costs. You risk paying more for a security than you received from its sale. Theoretically, stocks sold short have the risk of unlimited losses. ● The use of derivatives such as futures, options and swap agreements may expose an investment to additional risks that it would not be subject to if you invested directly in the securities underlying those derivatives. ● Additionally, certain alternative strategies tied to hard assets such as commodities, currencies and real estate, may be subject to greater volatility as they may be affected by overall market movements, changes in interest rates or factors affecting a particular industry, commodity or currency, such as droughts, floods, weather, livestock disease, embargos, tariff s and international economic, political and regulatory developments. ● No investment strategy can guarantee a return in a declining market. Additionally, an investor could lose all or a substantial amount of their investment.

2 | THE RYDEX FUNDS ANNUAL REPORT

March 31, 2019

The Long Short Equity Fund may not be suitable for all investors. ●The Fund is subject to the risk that the Advisor’s use of a momentum-driven investment strategy may cause the Fund to underperform other types of mutual funds that use different investment strategies during periods when momentum investing is out of favor. ●It is possible that the stocks the Fund holds long will decline in value at the same time that the stocks or indices being shorted increase in value, thereby increasing potential losses to the Fund. ●The Fund’s loss on a short sale is potentially unlimited because there is no upper limit on the price a borrowed security could attain. ● The more the Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ●The use of derivatives, such as futures, options and swap agreements, may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. ●The Fund may invest in American Depositary Receipts (“ADRs”) therefore subjecting the value of the Fund’s portfolio to fluctuations in foreign exchange rates. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a more diversified fund. See the prospectus for more information on these and additional risks.

Inverse and leveraged Funds are not suitable for all investors. ● These Funds should be utilized only by investors who (a) understand the risks associated with the use of leverage, (b) understand the consequences of seeking daily leveraged investment results, (c) understand the risk of shorting, and (d) intend to actively monitor and manage their investments. ● The more a Fund invests in leveraged instruments, the more the leverage will magnify any gains or losses on those investments. ● Inverse Funds involve certain risks, which include increased volatility due to the Funds’ possible use of short sales of securities and derivatives, such as options and futures. ● The Funds’ use of derivatives, such as futures, options and swap agreements, may expose the Funds’ shareholders to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. ● Short-selling involves increased risks and costs. You risk paying more for a security than you received from its sale. ● Leveraged and inverse Funds seek to provide investment results that match the performance of a specific benchmark, before fees and expenses, on a daily basis. Because the Funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those Funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse Funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. For those Funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. The Funds rebalance their portfolios on a daily basis, increasing exposure in response to that day’s gains or reducing exposure in response to that day’s losses. Daily rebalancing will impair a fund’s performance if the benchmark experiences volatility. Investors should monitor their leveraged and inverse Funds’ holdings consistent with their strategies, as frequently as daily. ● For more on these and other risks, please read the prospectus. ● The leveraged and Inverse Emerging Markets Funds’ investments in developed and emerging foreign markets may increase the Funds’ volatility due to the impact of diplomatic, political or economic developments on the country in question. ● Additionally, the Funds’ direct and indirect exposure to foreign currencies subjects the Funds to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currencies. ● A Fund’s investment in the securities of non-U.S. companies in the form of American Depositary Receipts (ADRs) poses special risks associated with international investing, including fluctuating exchange rates, government regulations and differences in liquidity, which may affect the volatility and performance of a fund.

The Emerging Markets Bond Strategy Fund may not be suitable for all investors. Investments in securities, in general, are subject to market risks that may cause their prices to fluctuate over time. An investment in the Fund may lose money. ● The Fund’s investments in bonds and financial instruments that in combination have economic characteristics similar to emerging markets bonds carries additional risks when compared to investing in U.S. securities, due to the impact of diplomatic, political or economic developments in the country in question. ● The Fund’s investments in derivatives, including credit default swaps, may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivatives, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, lack of availability and counterparty risk. To the extent the Fund invests in derivatives to seek to hedge risk or limit leveraged exposure created by other investments, there is no guarantee that such hedging strategies will be effective at managing risk or limiting exposure to leveraged investments. ● The Fund’s exposure to high yield securities may subject the Fund to greater volatility. ● The Fund’s market value will change in response to interest rate changes and market conditions among other factors. In general, bond prices rise when interest rates fall and vice versa. ● The Fund’s investments in bank obligations may expose it to adverse developments in or related to the banking industry. ● The Funds use of leverage will exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. ● The Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. ● The Fund’s investments in other investment vehicles subject the Fund to those risks and expenses affecting the investment vehicle. ● This Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of fund shares than would occur in a more diversified fund. ● See the prospectus for more information on these and other risks.

THE RYDEX FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)	March 31, 2019

Late 2018 and early 2019, U.S. economic data stoked recession fears, prompting the U.S. Federal Reserve (the “Fed”) to abort its tightening cycle and the 3-month/10-year Treasury yield curve to invert. Housing activity weakened markedly in the second half of 2018, personal spending growth decelerated, job gains moderated, and industrial production growth slowed. However, first-quarter 2019 real gross domestic product (“GDP”) surprised everyone by posting a growth rate of 3.2 percent. While this number benefited from big contributions from inventories and trade, the decline in interest rates and recovery in risk assets could support U.S. economic growth in the second and third quarters of 2019.

Taking a longer view, the indicators Guggenheim tracks as part of our proprietary recession probability indicator continue to signal that the economy could be heading into a recession in about a year. The unemployment rate has leveled off after years of steady declines, the Fed has moved to a neutral bias on rates, the yield curve has inverted, growth in leading indicators has slowed, gains in total hours worked have slowed, and real retail sales growth has fallen sharply. Taken together, these data points support the view that the next recession may begin as early as the first half of 2020.

Overseas, continued weakness in economic data finally prompted policy action. The European Central Bank (“ECB”) revised expected real GDP growth downward for 2019 and shortly thereafter delivered further accommodation. Rate hikes are now forecast to come later than previously indicated, and the ECB launched a series of targeted long-term refinancing operations consisting of two-year loans. China, another major economy that has shown signs of slowing, showed a mix of softening and signs of stabilization in recent economic activity. So far, Chinese authorities have announced fiscal stimulus through tax cuts and infrastructure spending, and monetary stimulus in the form of a reduction in the reserve requirement ratio.

Foreign governments’ stimulus to their local economies may be good news for U.S. activity. The downward trend in global growth weighed on U.S. activity, as evidenced by some weakness in 2018 U.S. exports and downward revisions to this year’s expected corporate earnings. If policy changes are enough to avoid recession across Western Europe or boost growth in China, the combination of this and lower U.S. rates could be positive for U.S. growth later in the year. However, the U.S., Europe, and China are not yet out of the woods. All three remain key risks to global growth given the lack of a Brexit agreement, significant weakening in German manufacturing activity, and unresolved U.S.-China tariff negotiations. Without a positive catalyst, the trajectory for the U.S. could remain negative, with a major event risk looming in the fall, when the U.S. Treasury Department will exhaust its “extraordinary measures” and force a congressional debate about the debt ceiling, which could prompt fears of a technical default and complicate fiscal year 2020 budget negotiations, where a fiscal spending cliff looms.

For the 12 months ended March 31, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned 9.50%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -3.71%. The return of the MSCI Emerging Markets Index* was -7.41%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 4.48% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 5.93%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.12% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/ BB + or below.

4 | THE RYDEX FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	March 31, 2019

BNY Mellon Emerging Markets 50 ADR Index is capitalization-weighted and designed to track the performance of approximately 50 emerging market-based depositary receipts.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

ICE BofA Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index tracks the performance of U.S. dollar-denominated emerging market and crossover sovereign debt publicly issued in the eurobond or U.S. domestic market. Qualifying countries must have a BBB1 or lower foreign currency long-term sovereign debt rating (based on an average of Moody’s, S&P and Fitch). Countries that are not rated, or that are rated “D” or “SD” by one or several rating agencies qualify for inclusion in the index but individual non-performing securities are removed. Qualifying securities must have at least one year remaining term to final maturity, at least 18 months to maturity at point of issuance, a fixed or floating coupon and a minimum amount outstanding of $250 million. Local currency debt is excluded from the Index. Index constituents are capitalization-weighted based on their current amount outstanding times the market price plus accrued interest.

Morningstar Long/Short Equity Category Average is an average return of the funds in the Morningstar Long/Short Equity Category. The categories assist investors and investment professionals in making meaningful comparisons between funds, making it easier to build well-diversified portfolios, assess potential risk, and identify top-performing funds.

MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Russell 3000® Value Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth rates.

Russell 3000® Growth Index measures the performance of the broad value segment of the U.S. equity value universe. It includes those Russell 3000 companies that display signs of above average growth.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

THE RYDEX FUNDS ANNUAL REPORT | 5

A BRIEF NOTE ON THE COMPOUNDING OF RETURNS (Unaudited)

The Rydex Emerging Markets 2x Strategy Fund and Rydex Inverse Emerging Markets 2x Strategy Fund are benchmarked daily to leveraged and/or inverse leveraged versions of published indices. To properly evaluate the performance of these funds, it is essential to understand the effect of mathematical compounding on their respective returns.

Because of the nonlinear effects of leverage applied over time, it is possible for a fund to perform in-line with its benchmark for several individual periods in a row, yet seem to trail the benchmark over the entire period on a cumulative basis. It is also possible that a fund that performs in-line with its benchmark on a daily basis may seem to outperform its benchmark over longer periods.

An Example of Compounding

For example, consider a hypothetical fund that is designed to produce returns that correspond to 150% of an index. On the first day of a period, the index rises from a level of 100 to a level of 106, producing a 6.0% gain and an expectation that the fund will rise by 9.0%. On the same day, the fund’s net asset value per share (“NAV”) increases from $10.00 to $10.90 for a gain of 9.0% — in line with its benchmark.

On day two, assume the index falls from 106 to 99 for a loss of about 6.6%. The fund, as expected, falls 9.9% to a price of $9.82. On each day, the fund performed exactly in line with its benchmark, but for the two-day period, the fund was down 1.8%, while the index was down only 1.0%. Without taking into account the daily compounding of returns, one would expect the fund to lose 1.5% and would see the fund as trailing by 0.3% when in fact it had performed perfectly. This example is summarized in the table below.

	Index Level	Index Performance	Fund Expectation	Fund NAV	Fund Performance	Assessment
Start	100			$ 10.00
Day 1	106	6.0%	9.0%	$ 10.90	9.0%	In line
Day 2	99	-6.6%	-9.9%	$ 9.82	-9.9%	In line
Cumulative		-1.0%	-1.5%		-1.8%	-0.3%

As illustrated by this simple example, the effect of leverage can make it difficult to form expectations or judgments about fund performance given only the returns of the unleveraged index.

Because certain funds seek to track the performance of their benchmark on a daily basis, mathematical compounding, especially with respect to those funds that use leverage as part of their investment strategy, may prevent a fund from correlating with the monthly, quarterly, annual or other period performance of its benchmark. Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily. For those funds that consistently apply leverage, the value of the fund’s shares will tend to increase or decrease more than the value of any increase or decrease in its benchmark index. For more on correlation, leverage and other risks, please read the prospectus.

In general, any change in direction in an index will produce compounding that seems to work against an investor. Were the index to move in the same direction (either up or down) for two or more periods in a row, the compounding of those returns would work in an investor’s favor, causing the fund to seemingly beat its benchmark.

As a general rule of thumb, more leverage in a fund will magnify the compounding effect, while less leverage will generally produce results that are more in line with expectations. In addition, periods of high volatility in an underlying index will also cause the effects of compounding to be more pronounced, while lower volatility will produce a more muted effect.

6 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning September 30, 2018 and ending March 31, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE RYDEX FUNDS ANNUAL REPORT | 7

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Long Short Equity Fund
A-Class	1.80%	(5.58%)	$ 1,000.00	$ 944.20	$ 8.72
C-Class	2.54%	(5.94%)	1,000.00	940.60	12.29
P-Class	1.79%	(5.56%)	1,000.00	944.40	8.68
Institutional Class	1.55%	(5.45%)	1,000.00	945.50	7.52
Emerging Markets 2x Strategy Fund
A-Class	1.89%	(1.63%)	1,000.00	983.70	9.35
C-Class	2.63%	(2.02%)	1,000.00	979.80	12.98
H-Class	1.88%	(1.63%)	1,000.00	983.70	9.30
Inverse Emerging Markets 2x Strategy Fund
A-Class	1.90%	(9.14%)	1,000.00	908.60	9.04
C-Class	2.43%	(9.55%)	1,000.00	904.50	11.54
H-Class	1.88%	(9.10%)	1,000.00	909.00	8.95
Emerging Markets Bond Strategy Fund
A-Class	1.69%	5.61%	1,000.00	1,056.10	8.66
C-Class	2.45%	5.23%	1,000.00	1,052.30	12.54
H-Class	1.71%	5.63%	1,000.00	1,056.30	8.77

8 | THE RYDEX FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value September 30, 2018	Ending Account Value March 31, 2019	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Long Short Equity Fund
A-Class	1.80%	5.00%	$ 1,000.00	$ 1,015.96	$ 9.05
C-Class	2.54%	5.00%	1,000.00	1,012.27	12.74
P-Class	1.79%	5.00%	1,000.00	1,016.01	9.00
Institutional Class	1.55%	5.00%	1,000.00	1,017.20	7.80
Emerging Markets 2x Strategy Fund
A-Class	1.89%	5.00%	1,000.00	1,015.51	9.50
C-Class	2.63%	5.00%	1,000.00	1,011.82	13.19
H-Class	1.88%	5.00%	1,000.00	1,015.56	9.45
Inverse Emerging Markets 2x Strategy Fund
A-Class	1.90%	5.00%	1,000.00	1,015.46	9.55
C-Class	2.43%	5.00%	1,000.00	1,012.81	12.19
H-Class	1.88%	5.00%	1,000.00	1,015.56	9.45
Emerging Markets Bond Strategy Fund
A-Class	1.69%	5.00%	1,000.00	1,016.50	8.50
C-Class	2.45%	5.00%	1,000.00	1,012.72	12.29
H-Class	1.71%	5.00%	1,000.00	1,016.40	8.60

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund's annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period September 30, 2018 to March 31, 2019.

THE RYDEX FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

LONG SHORT EQUITY FUND

OBJECTIVE: Seeks long-term capital appreciation.

For the one-year period ended March 31, 2019, the Long Short Equity Fund P-Class returned -5.35%. The two benchmarks used by the Fund in the period, Morningstar Long/Short Equity Category Average and S&P 500 Index, returned -0.31% and 9.50%, respectively, for the same one-year period.

The Fund is managed as an opportunistic long/short strategy, which employs forward-looking, fundamental analysis to measure the market’s expected return for each stock in the universe. Quantitative techniques are then applied to evaluate market- and company-specific risk factors embedded in each stock and to assess which specific risk factors (such as size, growth, or sectors) are being overvalued or undervalued by the market. Finally, a portfolio is constructed within guidelines that is long the stocks that give the portfolio both the broad risk characteristics and company-specific risks that are perceived to be undervalued and is short stocks for which those characteristics are perceived to be overpriced.

The Fund will ordinarily hold simultaneous long and short positions in equity securities or securities markets that provide exposure up to a level equal to 200% of the Fund’s net assets for the long and 150% of the Fund’s net assets for the short positions. The Fund intends to maintain a hedged overall net exposure (the difference between the notional value of long positions and the notional value of short positions), typically varying between 0% and 80% net long, in order to maintain lower-than-market volatility and beta, and to seek to provide consistent return above an approximately 30% market weighted internal benchmark. The overall net exposure will change as market opportunities change and may, based on the Fund’s view of current market conditions, be outside this range.

Derivatives in the Fund are used to take short positions as well as long exposure above 100% of NAV (that is, to take leverage).

Performance Review

Early 2018 was characterized by a low-volatility bull market with strong economic signals and strong corporate earnings. As the year progressed, the global economy began to show weakness with the Fed steadily raising rates, the implementation of new tariffs, uncertainty around Brexit, and even some disappointing fundamentals from high-flying technology leaders. The equity and credit markets significantly dropped in the fourth quarter, as Fed commentary seemed more hawkish than the market thought was warranted. Apparently, the market drop and Presidential criticisms were too much for the Fed and new Chairman Powell – as the Fed stunningly turned dovish and drove a massive relief rally during the first quarter of 2019. After some substantial volatility, the S&P 500 Index returned 9.50% for the year ending March 31, 2019.

On average for the year, the Fund held about 160% of assets in long securities, and 104% short, for an average net-dollar exposure of 56%. The realized net beta (sensitivity of daily Fund returns to the S&P 500 Index) averaged around 0.57 during the period. The long positions (on a stand-alone unlevered basis) averaged a return of 4.30%, compared to the S&P 500 Index return of 9.50%. Short positions returned 11.30% on a stand-alone basis.

The Fund’s portfolio managers use an internal benchmark with a 30% weight in the S&P 500 Index, and 70% weight in cash. That benchmark return was about 4.50% for the year. The Fund’s underperformance against that benchmark was distributed across both longs and shorts—emanating mostly from style factor exposures and security selection.

The Fund’s dynamic sector positioning was a bright spot. For the year, we estimate about +4.6% of attributable return to proper sector positioning, with the largest positive contributors being net longs in Utilities, IT, and net shorts in Financials. Offsetting that positive return was a net short in Real Estate names which ended with strong performance.

For the year, the fundamental style tilts led to about -4.0% of attributable drag. Most of our style positioning led to small positive contributions—including positioning on higher free cash flow names, larger size names, better profitability names, and avoiding the highest growth names. However, a strong value style bias significantly detracted and more than offset the other style factor positioning gains.

Beyond the factor positioning, the Fund’s security-specific selection impact was a detractor for the year. Within a few industries, the Fund suffered from idiosyncratic trends that caused performance divergence that was less explained by broad fundamental characteristics. For example, within Consumer Discretionary names, the Fund’s long positions in auto component manufacturers declined, while auto retailers and other specialty shops on the short side strongly outperformed. In the IT sector, selection suffered as expensive and low profitability short

10 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2019

positions in the software and cloud sector generally met high sales growth expectations and were rewarded with very high multiples, while a number of long positions in IT services and semiconductor spaces were beaten down to multiples in the single digit range on fears that strong cyclical profits were near an end.

The valuation focused approach of this Fund’s strategy has been a detractor for a couple of years now. For context, the Russell 3000 Value underperformed the Russell 3000 Growth by more than 6% in the year and 23% for a two-year period ended March 2019. Over the last roughly 25 years since these two Russell style indices were launched, they have averaged approximately the same overall return with interim shorter-term deviations. However, a two-year style index deviation where Value underperforms by more than 20% is fairly rare–occurring in only 11% of the rolling two-year periods. It happened briefly after the 2008 Financial Crisis, and for a longer duration during the 1998-2000 Technology Bubble.

In all those cases, the forward two years’ performance for the Value index showed a strong bounce back–averaging a +34% outperformance over the Growth index and no occurrences of continuing underperformance for another two years. Of course, this history may not be repeated, as markets and economies evolve and can differ cycle to cycle. But to some extent, investors favoring growth over value during uncertain times can be attributed to behavioral bias. The Fund’s proprietary implied risk premium measure (a forward-looking valuation metric) is showing a gap in valuation between cheaper and expensive names that has not been seen since the Technology Bubble. The situation looks a lot like past behavioral cycles that portend better years ahead for valuation-disciplined investors.

Positioning

At the start of the new fiscal period, the Fund’s estimated net dollar exposure has risen to +64% and net beta (market sensitivity) is around 0.72. The Fund maintains its large factor bias towards cheaper valuation names, and also maintains a moderate free cash flow bias and profitability bias–both of which are styles that have historically helped protect against macro risk in the event of recession. Guggenheim’s proprietary recession probability indicator has risen this year—leading to somewhat elevated recession expectations for the next year or two—and thus a more cautious positioning with quality style characteristics. The Fund also remains biased against companies that have been experiencing strong asset growth—an area where valuation premiums looks stretched.

The largest sector net long exposures are in Healthcare, Consumer Staples, and Industrials. A long large long exposure to Information Technology has shrunk to very close to zero over the last 6 months. The largest net short exposures exist in Real Estate, Financials, and Materials sectors.

Our process aims to measure what the market is pricing in based on forward expectations—and the above tilts are dictated primarily by the disparities in those market-implied risk premiums—as well as risk balancing between the market and various sector/style tilts that tend to be correlated. The positions on the long side have a slightly more defensive nature than the short side, which is slightly offset by higher weight to longs versus shorts. Also, given the wide diversity of economically sensitive names on both sides, the Fund is not likely to have strong positive or negative exposure to a recession. The return sensitivity instead will come from any narrowing in the valuation gap between very high growth expensive names versus cheaper, slower growth, and quality names (as measured by cash flow and profitability).

Performance displayed represents past performance which is no guarantee of future results.

THE RYDEX FUNDS ANNUAL REPORT | 11

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(continued)	March 31, 2019

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	March 31, 2004
C-Class	March 22, 2002
P-Class	March 22, 2002
Institutional Class	November 30, 2011

Ten Largest Holdings (% of Total Net Assets)
Exxon Mobil Corp.	1.2%
Verizon Communications, Inc.	1.1%
Pfizer, Inc.	1.1%
Chevron Corp.	1.1%
Apple, Inc.	1.0%
Medtronic plc	1.0%
Amgen, Inc.	1.0%
Gilead Sciences, Inc.	1.0%
Tyson Foods, Inc. — Class A	1.0%
FedEx Corp.	1.0%
Top Ten Total	10.5%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

12 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	10 Year
A-Class Shares	(5.31%)	1.81%	6.74%
A-Class Shares with sales charge‡	(9.81%)	0.83%	6.22%
C-Class Shares	(6.00%)	1.05%	5.94%
C-Class Shares with CDSC§	(6.92%)	1.05%	5.94%
P-Class Shares	(5.35%)	1.81%	6.73%
Morningstar Long/Short Equity Category Average**	(0.31%)	2.18%	6.19%
S&P 500 Index**	9.50%	10.91%	15.92%
	1 Year	5 Year	Since Inception (11/30/11)
Institutional Class Shares	(5.08%)	2.07%	4.33%
Morningstar Long/Short Equity Category Average**	(0.31%)	2.18%	4.62%
S&P 500 Index**	9.50%	10.91%	14.21%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Morningstar Long/Short Equity Category Average and S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The Morningstar Long/Short Equity Category Average is the equal-weighted, simple average daily return for all funds in the Morningstar Long/Short Equity Category. The graphs are based on A-Class shares and P-Class shares only; performance for C-Class shares and Institutional Class shares will vary due to differences in fee structure.

**

Effective May 31, 2017, the Fund changed its principal investment strategy. As a result of the investment strategy change, the Fund’s new benchmarks are the Morningstar Long/Short Equity Category Average and S&P 500® Index. Prior to May 31, 2017, the Fund’s benchmark was the HFRX Equity Hedge Index and Russell 3000 Index.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 13

SCHEDULE OF INVESTMENTS	March 31, 2019
LONG SHORT EQUITY FUND

	Shares	Value

COMMON STOCKS† - 98.3%

Consumer, Non-cyclical - 28.8%
Pfizer, Inc.[1]	6,027	$255,967
Medtronic plc[1]	2,554	232,618
Amgen, Inc.[1]	1,221	231,966
Gilead Sciences, Inc.[1]	3,514	228,445
Tyson Foods, Inc. — Class A1	3,283	227,939
Archer-Daniels-Midland Co.[1]	5,115	220,610
Kimberly-Clark Corp.[1]	1,703	211,002
Ingredion, Inc.	2,027	191,937
Merck & Company, Inc.	2,264	188,297
McKesson Corp.[1]	1,605	187,881
ManpowerGroup, Inc.	2,193	181,339
Zimmer Biomet Holdings, Inc.	1,337	170,735
Colgate-Palmolive Co.[1]	2,311	158,396
Abbott Laboratories	1,901	151,966
Humana, Inc.[1]	556	147,896
Johnson & Johnson[1]	1,050	146,780
Becton Dickinson and Co.	557	139,100
Pilgrim’s Pride Corp.*	6,234	138,956
Sysco Corp.[1]	2,054	137,125
Philip Morris International, Inc.[1]	1,495	132,143
Procter & Gamble Co.[1]	1,269	132,039
Kroger Co.[1]	5,224	128,510
Molson Coors Brewing Co. — Class B1	2,052	122,402
Baxter International, Inc.	1,434	116,599
Darling Ingredients, Inc.*	5,066	109,679
Cardinal Health, Inc.[1]	2,147	103,378
Thermo Fisher Scientific, Inc.[1]	374	102,371
Flowers Foods, Inc.	4,774	101,782
Cal-Maine Foods, Inc.	2,264	101,042
PepsiCo, Inc.[1]	796	97,550
AMERCO	238	88,419
Herbalife Nutrition Ltd.*	1,598	84,678
HCA Healthcare, Inc.[1]	646	84,225
Mylan N.V.*,1	2,868	81,279
Vector Group Ltd.	7,115	76,771
Bio-Rad Laboratories, Inc. — Class A*	249	76,114
AbbVie, Inc.[1]	934	75,271
Allergan plc[1]	508	74,376
Biogen, Inc.*,1	314	74,223
JM Smucker Co.	614	71,531
Post Holdings, Inc.*	652	71,329
Jazz Pharmaceuticals plc*	492	70,331
US Foods Holding Corp.*	1,730	60,394
United Therapeutics Corp.*	502	58,920
Innoviva, Inc.*	4,004	56,176
CONMED Corp.	675	56,146
General Mills, Inc.	995	51,491
Constellation Brands, Inc. — Class A1	291	51,021
TrueBlue, Inc.*	2,118	50,070
Kraft Heinz Co.[1]	1,506	49,171
Perrigo Company plc	1,004	48,353
MEDNAX, Inc.*	1,710	46,461
Molina Healthcare, Inc.*	324	45,995
Brown-Forman Corp. — Class B	837	44,177
Hologic, Inc.*	900	43,560
IQVIA Holdings, Inc.*,1	300	43,155
UnitedHealth Group, Inc.	168	41,540
Central Garden & Pet Co. — Class A*	1,756	40,827
CVS Health Corp.	754	40,663
Integer Holdings Corp.*	495	37,333
Total Consumer, Non-cyclical		6,590,450

Financial - 13.6%
Apartment Investment & Management Co. — Class A REIT	4,352	218,867
Medical Properties Trust, Inc. REIT[1]	11,562	214,013
Equity Commonwealth REIT[1]	6,488	212,093
Hartford Financial Services Group, Inc.[1]	3,514	174,716
Travelers Companies, Inc.[1]	1,150	157,734
JPMorgan Chase & Co.	1,546	156,501
Northern Trust Corp.[1]	1,582	143,029
Bank of New York Mellon Corp.[1]	2,823	142,364
HCP, Inc. REIT	4,231	132,430
Prudential Financial, Inc.[1]	1,435	131,848
Park Hotels & Resorts, Inc. REIT	4,182	129,977
MetLife, Inc.	2,958	125,922
Ameriprise Financial, Inc.	941	120,542
Western Union Co.	6,040	111,559
Host Hotels & Resorts, Inc. REIT[1]	5,635	106,501
Chesapeake Lodging Trust REIT	3,798	105,622
Deluxe Corp.	2,359	103,135
Franklin Resources, Inc.[1]	2,882	95,509
Visa, Inc. — Class A	587	91,684
Citigroup, Inc.	1,403	87,295
Assured Guaranty Ltd.	1,959	87,038
Hospitality Properties Trust REIT	2,622	68,985
AXA Equitable Holdings, Inc.	3,094	62,313
Summit Hotel Properties, Inc. REIT	4,765	54,369
Urban Edge Properties REIT	2,301	43,719
Mastercard, Inc. — Class A	184	43,323
Total Financial		3,121,088

Industrial - 11.8%
FedEx Corp.[1]	1,255	227,670
Cummins, Inc.[1]	1,150	181,551
Kansas City Southern[1]	1,278	148,222
J.B. Hunt Transport Services, Inc.[1]	1,433	145,149
Union Pacific Corp.[1]	797	133,258
Werner Enterprises, Inc.	3,869	132,126
Heartland Express, Inc.	6,242	120,346
CSX Corp.[1]	1,590	118,964
Schneider National, Inc. — Class B	5,177	108,976
Huntington Ingalls Industries, Inc.	521	107,951
Norfolk Southern Corp.[1]	563	105,219
United Parcel Service, Inc. — Class B1	921	102,913
Textron, Inc.[1]	2,031	102,890
Knight-Swift Transportation Holdings, Inc.[2]	3,119	101,929
Arrow Electronics, Inc.*	1,221	94,090
Forward Air Corp.	1,321	85,508
Saia, Inc.*	1,191	72,770
Kennametal, Inc.	1,953	71,773

14 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
LONG SHORT EQUITY FUND

	Shares	Value

Oshkosh Corp.	926	$69,570
Avnet, Inc.	1,587	68,828
Waters Corp.*,1	253	63,683
Caterpillar, Inc.[1]	449	60,835
Marten Transport Ltd.	2,994	53,383
Belden, Inc.	907	48,706
Vishay Intertechnology, Inc.	2,559	47,265
Snap-on, Inc.[1]	279	43,669
Old Dominion Freight Line, Inc.	291	42,017
TE Connectivity Ltd.	451	36,418
Total Industrial		2,695,679

Communications - 10.6%
Verizon Communications, Inc.[1]	4,416	261,118
Alphabet, Inc. — Class C*,1	188	220,582
AT&T, Inc.[1]	6,874	215,569
Omnicom Group, Inc.[1]	2,894	211,233
AMC Networks, Inc. — Class A*	2,990	169,712
Sinclair Broadcast Group, Inc. — Class A	3,441	132,410
InterDigital, Inc.	1,964	129,585
Shenandoah Telecommunications Co.	2,818	125,006
Facebook, Inc. — Class A*,1	715	119,183
MSG Networks, Inc. — Class A*	4,234	92,089
Scholastic Corp.	2,132	84,768
John Wiley & Sons, Inc. — Class A	1,828	80,834
TEGNA, Inc.	5,560	78,396
ATN International, Inc.	1,374	77,480
Juniper Networks, Inc.[1]	2,212	58,552
Cisco Systems, Inc.[1]	890	48,051
Interpublic Group of Companies, Inc.	2,263	47,545
New Media Investment Group, Inc.	4,261	44,741
News Corp. — Class A	3,529	43,901
Comcast Corp. — Class A1	1,074	42,939
Walt Disney Co.[1]	385	42,747
Sirius XM Holdings, Inc.	7,106	40,291
Amazon.com, Inc.*,1	21	37,396
Corning, Inc.	1,032	34,159
Total Communications		2,438,287

Utilities - 9.4%
FirstEnergy Corp.[1]	5,314	221,115
Ameren Corp.[1]	2,979	219,105
Pinnacle West Capital Corp.	2,258	215,820
Portland General Electric Co.[1]	4,149	215,084
PPL Corp.	6,733	213,705
UGI Corp.[1]	3,707	205,442
National Fuel Gas Co.[1]	3,132	190,927
Exelon Corp.[1]	3,567	178,814
El Paso Electric Co.	2,972	174,813
AES Corp.	7,738	139,903
NRG Energy, Inc.	1,856	78,843
Xcel Energy, Inc.	855	48,060
OGE Energy Corp.	1,008	43,465
Total Utilities		2,145,096

Energy - 8.7%
Exxon Mobil Corp.[1]	3,363	271,730
Chevron Corp.[1]	2,043	251,657
Occidental Petroleum Corp.[1]	3,285	217,467
Kinder Morgan, Inc.	9,496	190,015
Valero Energy Corp.[1]	2,037	172,799
Phillips 66[1]	1,515	144,182
Delek US Holdings, Inc.	3,878	141,237
HollyFrontier Corp.[1]	2,775	136,724
Williams Companies, Inc.[1]	4,282	122,979
PBF Energy, Inc. — Class A	2,784	86,694
ONEOK, Inc.[1]	1,200	83,808
Renewable Energy Group, Inc.*	3,375	74,115
Marathon Petroleum Corp.	971	58,114
CVR Energy, Inc.	1,023	42,148
Total Energy		1,993,669

Consumer, Cyclical - 7.7%
Delta Air Lines, Inc.[1]	3,985	205,825
Cinemark Holdings, Inc.	4,566	182,594
United Continental Holdings, Inc.*,1	2,033	162,193
Allison Transmission Holdings, Inc.	2,883	129,505
JetBlue Airways Corp.*	7,364	120,475
PACCAR, Inc.	1,752	119,381
Walgreens Boots Alliance, Inc.	1,722	108,951
Southwest Airlines Co.[1]	1,706	88,559
Alaska Air Group, Inc.[1]	1,325	74,359
Casey’s General Stores, Inc.	549	70,695
Lear Corp.[1]	462	62,698
Lions Gate Entertainment Corp. — Class A	3,261	51,002
BorgWarner, Inc.	1,264	48,550
SkyWest, Inc.	869	47,178
UniFirst Corp.	304	46,664
World Fuel Services Corp.	1,509	43,595
Home Depot, Inc.[1]	227	43,559
McDonald’s Corp.	229	43,487
Spirit Airlines, Inc.*	805	42,552
Nu Skin Enterprises, Inc. — Class A	880	42,117
Walmart, Inc.	429	41,840
Total Consumer, Cyclical		1,775,779

Technology - 6.8%
Apple, Inc.[1]	1,231	233,828
Microsoft Corp.[1]	1,354	159,691
Intel Corp.[1]	2,791	149,877
HP, Inc.[1]	6,162	119,728
Oracle Corp.[1]	2,182	117,195
Applied Materials, Inc.	2,460	97,564
Lam Research Corp.	527	94,338
Activision Blizzard, Inc.	1,717	78,175
Hewlett Packard Enterprise Co.[1]	5,007	77,258
DXC Technology Co.[1]	1,168	75,114
Seagate Technology plc[1]	1,513	72,457
Skyworks Solutions, Inc.[1]	864	71,263
ON Semiconductor Corp.*,1	2,469	50,787
NetApp, Inc.[1]	690	47,845
Adobe, Inc.*	162	43,171

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 15

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
LONG SHORT EQUITY FUND

	Shares	Value

Cognizant Technology Solutions Corp. — Class A	537	$38,906
Leidos Holdings, Inc.[1]	558	35,762
Total Technology		1,562,959

Basic Materials - 0.9%
Domtar Corp.	1,223	60,722
Westlake Chemical Corp.[1]	818	55,509
LyondellBasell Industries N.V. — Class A1	572	48,094
International Paper Co.[1]	929	42,985
Total Basic Materials		207,310

Total Common Stocks
(Cost $21,731,569)		22,530,317

MONEY MARKET FUND† - 4.0%
Invesco Short-Term Investments Trust Treasury Obligations Portfolio Institutional Class 2.32%[3]	905,283	905,283
Total Money Market Fund
(Cost $905,283)		905,283

SECURITIES LENDING COLLATERAL†,4 - 0.4%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[3]	80,133	80,133
Total Securities Lending Collateral
(Cost $80,133)		80,133

Total Investments - 102.7%
(Cost $22,716,985)		$23,515,733
Other Assets & Liabilities, net - (2.7)%		(628,443)
Total Net Assets - 100.0%		$22,887,290

Custom Basket Swap Agreements
Counterparty	Index	Financing Rate Pay (Receive)	Payment Frequency	Maturity Date	Notional Amount	Value and Unrealized Appreciation (Depreciation)
OTC Custom Basket Swap††
Morgan Stanley	Long Short Equity Portfolio Long Custom Basket Swap[5]	2.81%	At Maturity	03/27/24	$14,295,578	$99,348

OTC Custom Basket Swap Sold Short††
Morgan Stanley	Long Short Equity Portfolio Short Custom Basket Swap[6]	(2.11%)	At Maturity	03/26/24	22,191,683	(166,930)

16 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

CUSTOM BASKET OF LONG SECURITIES[5]
Delta Air Lines, Inc.	2,516	0.92%	$4,224
FedEx Corp.	792	1.02%	4,213
ManpowerGroup, Inc.	1,384	0.81%	3,875
Gilead Sciences, Inc.	2,218	1.02%	2,994
Tyson Foods, Inc. — Class A	2,072	1.01%	2,963
Amgen, Inc.	771	1.02%	2,822
Knight-Swift Transportation Holdings, Inc.	1,969	0.45%	2,560
Pilgrim's Pride Corp.*	3,936	0.61%	2,519
Ingredion, Inc.	1,279	0.85%	2,264
Southwest Airlines Co.	1,077	0.39%	2,240
Colgate-Palmolive Co.	1,459	0.70%	2,232
Deluxe Corp.	1,489	0.46%	2,129
Union Pacific Corp.	503	0.59%	2,108
Archer-Daniels-Midland Co.	3,229	0.97%	2,067
Baxter International, Inc.	905	0.51%	2,009
J.B. Hunt Transport Services, Inc.	905	0.64%	1,982
Seagate Technology plc	955	0.32%	1,977
HP, Inc.	3,890	0.53%	1,945
Molina Healthcare, Inc.*	204	0.20%	1,812
Jazz Pharmaceuticals plc*	310	0.31%	1,755
Pfizer, Inc.	3,805	1.13%	1,712
Cummins, Inc.	726	0.80%	1,684
JPMorgan Chase & Co.	976	0.69%	1,610
United Continental Holdings, Inc.*	1,283	0.72%	1,604
United Parcel Service, Inc. — Class B	581	0.45%	1,604
Norfolk Southern Corp.	355	0.46%	1,587
Ameriprise Financial, Inc.	594	0.53%	1,491
Sysco Corp.	1,297	0.61%	1,453
Abbott Laboratories	1,200	0.67%	1,452
Becton Dickinson and Co.	351	0.61%	1,450
CSX Corp.	1,004	0.53%	1,426
Huntington Ingalls Industries, Inc.	329	0.48%	1,392
McKesson Corp.	1,013	0.83%	1,368
Kennametal, Inc.	1,233	0.32%	1,344
Northern Trust Corp.	998	0.63%	1,337
Medtronic plc	1,612	1.03%	1,322
Citigroup, Inc.	886	0.39%	1,320
Werner Enterprises, Inc.	2,442	0.58%	1,294
Philip Morris International, Inc.	944	0.58%	1,284
Biogen, Inc.*	198	0.33%	1,273
Forward Air Corp.	834	0.38%	1,268
Merck & Company, Inc.	1,429	0.83%	1,258
Oracle Corp.	1,377	0.52%	1,239
Caterpillar, Inc.	283	0.27%	1,214
Darling Ingredients, Inc.*	3,198	0.48%	1,151
Oshkosh Corp.	584	0.31%	1,150
Apple, Inc.	777	1.03%	1,150
Thermo Fisher Scientific, Inc.	236	0.45%	1,149
Applied Materials, Inc.	1,553	0.43%	1,134
Walgreens Boots Alliance, Inc.	1,087	0.48%	1,130
Textron, Inc.	1,282	0.45%	1,128
InterDigital, Inc.	1,240	0.57%	1,116
Hartford Financial Services Group, Inc.	2,218	0.77%	1,109
Humana, Inc.	351	0.65%	1,092
Kroger Co.	3,298	0.57%	1,088
Skyworks Solutions, Inc.	545	0.31%	1,030
BorgWarner, Inc.	798	0.21%	1,029
JetBlue Airways Corp.*	4,649	0.53%	1,023
Microsoft Corp.	855	0.71%	1,000
Kansas City Southern	807	0.65%	985
Exxon Mobil Corp.	2,123	1.20%	977
Arrow Electronics, Inc.*	771	0.42%	964
Constellation Brands, Inc. — Class A	183	0.22%	953
Intel Corp.	1,762	0.66%	951
NetApp, Inc.	436	0.21%	946
Alaska Air Group, Inc.	836	0.33%	945
Procter & Gamble Co.	801	0.58%	921
AMERCO	150	0.39%	912
Innoviva, Inc.*	2,528	0.25%	860
Hologic, Inc.*	568	0.19%	846
Lear Corp.	291	0.28%	838
El Paso Electric Co.	1,876	0.77%	825
Waters Corp.*	160	0.28%	797
Avnet, Inc.	1,002	0.30%	782
ONEOK, Inc.	758	0.37%	758
Marten Transport Ltd.	1,890	0.24%	756
Casey's General Stores, Inc.	346	0.31%	751
Juniper Networks, Inc.	1,396	0.26%	740
Visa, Inc. — Class A	370	0.40%	729
Johnson & Johnson	663	0.65%	723
HCA Healthcare, Inc.	408	0.37%	694
Zimmer Biomet Holdings, Inc.	844	0.75%	684
Urban Edge Properties	1,453	0.19%	654
CONMED Corp.	426	0.25%	643
Belden, Inc.	572	0.21%	623
Williams Companies, Inc.	2,703	0.54%	622
JM Smucker Co.	388	0.32%	621
Kimberly-Clark Corp.	1,075	0.93%	591
UnitedHealth Group, Inc.	106	0.18%	588
Bank of New York Mellon Corp.	1,782	0.63%	588
Travelers Companies, Inc.	726	0.70%	588
Franklin Resources, Inc.	1,819	0.42%	582
TrueBlue, Inc.*	1,337	0.22%	575

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 17

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation

Hewlett Packard Enterprise Co.	3,161	0.34%	$537
Westlake Chemical Corp.	516	0.24%	537
US Foods Holding Corp.*	1,092	0.27%	535
Bio-Rad Laboratories, Inc. — Class A*	157	0.34%	512
Snap-on, Inc.	176	0.19%	510
IQVIA Holdings, Inc.*	189	0.19%	510
AXA Equitable Holdings, Inc.	1,953	0.28%	508
ATN International, Inc.	867	0.34%	503
Chevron Corp.	1,289	1.11%	503
UniFirst Corp.	192	0.21%	495
International Paper Co.	587	0.19%	487
Domtar Corp.	772	0.27%	486
Cognizant Technology Solutions Corp. — Class A	339	0.17%	481
Cisco Systems, Inc.	562	0.21%	478
Molson Coors Brewing Co. — Class B	1,295	0.54%	466
Lam Research Corp.	333	0.42%	456
John Wiley & Sons, Inc. — Class A	1,154	0.36%	427
Adobe, Inc.*	102	0.19%	423
AbbVie, Inc.	589	0.33%	412
Flowers Foods, Inc.	3,014	0.45%	392
SkyWest, Inc.	548	0.21%	389
Home Depot, Inc.	143	0.19%	378
Facebook, Inc. — Class A*	451	0.53%	370
Schneider National, Inc. — Class B	3,268	0.48%	359
PACCAR, Inc.	1,106	0.53%	354
Scholastic Corp.	1,346	0.37%	350
McDonald's Corp.	144	0.19%	344
Mastercard, Inc. — Class A	116	0.19%	340
PepsiCo, Inc.	502	0.43%	331
Prudential Financial, Inc.	906	0.58%	317
TEGNA, Inc.	3,510	0.35%	316
DXC Technology Co.	737	0.33%	302
News Corp. — Class A	2,228	0.19%	290
Leidos Holdings, Inc.	352	0.16%	289
General Mills, Inc.	628	0.23%	283
United Therapeutics Corp.*	317	0.26%	266
Sinclair Broadcast Group, Inc. — Class A	2,173	0.58%	261
Omnicom Group, Inc.	1,827	0.93%	238
Cal-Maine Foods, Inc.	1,429	0.45%	214
LyondellBasell Industries N.V. — Class A	361	0.21%	213
Perrigo Company plc	634	0.21%	209
Amazon.com, Inc.*	13	0.16%	196

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Walt Disney Co.	243	0.19%	$182
Kinder Morgan, Inc.	5,995	0.84%	180
Vishay Intertechnology, Inc.	1,616	0.21%	178
Mylan N.V.*	1,811	0.36%	163
MetLife, Inc.	1,867	0.56%	131
Cardinal Health, Inc.	1,355	0.46%	122
Heartland Express, Inc.	3,940	0.53%	118
Post Holdings, Inc.*	411	0.31%	107
Brown-Forman Corp. — Class B	528	0.19%	100
Old Dominion Freight Line, Inc.	183	0.18%	92
Saia, Inc.*	752	0.32%	90
Walmart, Inc.	271	0.18%	87
National Fuel Gas Co.	1,977	0.84%	59
MEDNAX, Inc.*	1,079	0.21%	54
Sirius XM Holdings, Inc.	4,486	0.18%	45
Alphabet, Inc. — Class C*	119	0.98%	35
ON Semiconductor Corp.*	1,558	0.22%	16
Activision Blizzard, Inc.	1,084	0.35%	11
Kraft Heinz Co.	951	0.22%	10
Interpublic Group of Companies, Inc.	1,428	0.21%	(14)
MSG Networks, Inc. — Class A*	2,673	0.41%	(27)
Vector Group Ltd.	4,493	0.34%	(45)
CVS Health Corp.	476	0.18%	(57)
Summit Hotel Properties, Inc.	3,008	0.24%	(60)
Hospitality Properties Trust	1,655	0.30%	(66)
Equity Commonwealth	4,096	0.94%	(82)
Corning, Inc.	651	0.15%	(91)
Nu Skin Enterprises, Inc. — Class A	556	0.19%	(139)
Herbalife Nutrition Ltd.*	1,009	0.37%	(151)
Comcast Corp. — Class A	678	0.19%	(156)
TE Connectivity Ltd.	285	0.16%	(162)
AT&T, Inc.	4,340	0.95%	(174)
Spirit Airlines, Inc.*	508	0.19%	(178)
OGE Energy Corp.	636	0.19%	(191)
Medical Properties Trust, Inc.	7,299	0.95%	(219)
World Fuel Services Corp.	953	0.19%	(219)
Lions Gate Entertainment Corp. — Class A	2,059	0.23%	(226)
Central Garden & Pet Co. — Class A*	1,108	0.18%	(244)
Allergan plc	320	0.33%	(259)
AMC Networks, Inc. — Class A*	1,887	0.75%	(283)
Occidental Petroleum Corp.	2,073	0.96%	(311)

18 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Appreciation (Depreciation)

Apartment Investment & Management Co. — Class A	2,747	0.97%	$(330)
Host Hotels & Resorts, Inc.	3,557	0.47%	(356)
FirstEnergy Corp.	3,355	0.98%	(369)
Xcel Energy, Inc.	539	0.21%	(377)
Western Union Co.	3,813	0.49%	(381)
NRG Energy, Inc.	1,172	0.35%	(398)
Integer Holdings Corp.*	313	0.17%	(401)
Allison Transmission Holdings, Inc.	1,820	0.57%	(437)
Assured Guaranty Ltd.	1,237	0.38%	(458)
CVR Energy, Inc.	646	0.19%	(517)
Park Hotels & Resorts, Inc.	2,640	0.57%	(528)
HCP, Inc.	2,671	0.58%	(561)
Portland General Electric Co.	2,619	0.95%	(655)
AES Corp.	4,885	0.62%	(830)
Exelon Corp.	2,252	0.79%	(901)
Nomad Foods Ltd.*	3,662	0.52%	(989)
Pinnacle West Capital Corp.	1,425	0.95%	(1,240)
Chesapeake Lodging Trust	2,398	0.47%	(1,367)
New Media Investment Group, Inc.	2,690	0.20%	(1,372)
Marathon Petroleum Corp.	613	0.26%	(1,434)
Delek US Holdings, Inc.	2,448	0.62%	(1,518)
Valero Energy Corp.	1,286	0.76%	(1,530)
Ameren Corp.	1,880	0.97%	(1,579)
UGI Corp.	2,340	0.91%	(1,989)
Phillips 66	956	0.64%	(2,008)
Renewable Energy Group, Inc.*	2,131	0.33%	(2,024)
Cinemark Holdings, Inc.	2,882	0.81%	(2,190)
PPL Corp.	4,251	0.94%	(2,551)
PBF Energy, Inc. — Class A	1,758	0.38%	(2,567)
HollyFrontier Corp.	1,752	0.60%	(2,716)
Shenandoah Telecommunications Co.	1,779	0.55%	(3,060)
Verizon Communications, Inc.	2,788	1.15%	(4,879)
Total Custom Basket of Long Securities			99,348

CUSTOM BASKET OF SHORT SECURITIES[6]
Chimera Investment Corp.	(10,009)	(0.85%)	6,513
Two Harbors Investment Corp.	(14,436)	(0.88%)	4,620
Annaly Capital Management, Inc.	(18,123)	(0.82%)	4,531
Royal Gold, Inc.	(1,664)	(0.68%)	3,028
Blackstone Mortgage Trust, Inc. — Class A	(5,676)	(0.88%)	2,441
Agree Realty Corp.	(3,732)	(1.17%)	2,351
Douglas Emmett, Inc.	(6,104)	(1.11%)	2,258
Valley National Bancorp	(27,202)	(1.17%)	2,176
Jagged Peak Energy, Inc.*	(12,206)	(0.58%)	2,075
New York Community Bancorp, Inc.	(18,360)	(0.96%)	1,652
AGNC Investment Corp.	(11,780)	(0.96%)	1,649
Physicians Realty Trust	(7,438)	(0.63%)	1,488
Axis Capital Holdings Ltd.	(1,885)	(0.47%)	1,470
Ball Corp.	(3,423)	(0.89%)	1,130
American Water Works Company, Inc.	(671)	(0.32%)	1,080
Essex Property Trust, Inc.	(441)	(0.57%)	1,010
Liberty Property Trust	(5,918)	(1.29%)	1,006
CNO Financial Group, Inc.	(6,367)	(0.46%)	700
MFA Financial, Inc.	(13,279)	(0.44%)	664
Washington Federal, Inc.	(2,758)	(0.36%)	662
Healthcare Realty Trust, Inc.	(2,151)	(0.31%)	645
South Jersey Industries, Inc.	(5,578)	(0.81%)	614
SPS Commerce, Inc.*	(800)	(0.38%)	576
Sotheby's*	(1,757)	(0.30%)	387
Alexandria Real Estate Equities, Inc.	(1,081)	(0.69%)	378
NextEra Energy, Inc.	(627)	(0.55%)	376
Spire, Inc.	(2,425)	(0.90%)	218
Arthur J Gallagher & Co.	(1,673)	(0.59%)	201
RealPage, Inc.*	(1,660)	(0.45%)	183
EastGroup Properties, Inc.	(1,906)	(0.96%)	172
STORE Capital Corp.	(3,873)	(0.58%)	116
Assurant, Inc.	(1,235)	(0.53%)	99
Pacific Premier Bancorp, Inc.	(2,885)	(0.34%)	87
CubeSmart	(3,268)	(0.47%)	65
CVB Financial Corp.	(6,527)	(0.62%)	65
Atmos Energy Corp.	(2,227)	(1.03%)	22
New Residential Investment Corp.	(5,347)	(0.41%)	—
Rollins, Inc.	(1)	0.00%	0
Livent Corp.*	0	0.00%	0
First Republic Bank	(1,131)	(0.51%)	(11)
Camden Property Trust	(1,301)	(0.60%)	(26)
Monolithic Power Systems, Inc.	(889)	(0.54%)	(71)
PennyMac Mortgage Investment Trust	(3,565)	(0.33%)	(107)
Digital Realty Trust, Inc.	(635)	(0.34%)	(146)
Signature Bank	(843)	(0.49%)	(152)
Marriott Vacations Worldwide Corp.	(1,227)	(0.52%)	(172)
BankUnited, Inc.	(2,891)	(0.44%)	(173)
Healthcare Trust of America, Inc. — Class A	(6,302)	(0.81%)	(189)
Union Bankshares Corp.	(2,850)	(0.42%)	(200)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 19

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

Empire State Realty Trust, Inc. — Class A	(10,968)	(0.78%)	$(219)
White Mountains Insurance Group Ltd.	(199)	(0.83%)	(243)
Sealed Air Corp.	(1,517)	(0.31%)	(258)
Allegheny Technologies, Inc.*	(2,997)	(0.35%)	(300)
UDR, Inc.	(2,599)	(0.53%)	(364)
Realty Income Corp.	(3,443)	(1.14%)	(379)
MarketAxess Holdings, Inc.	(391)	(0.43%)	(391)
Americold Realty Trust	(3,069)	(0.42%)	(399)
People's United Financial, Inc.	(6,099)	(0.45%)	(488)
WesBanco, Inc.	(1,956)	(0.35%)	(548)
IBERIABANK Corp.	(1,651)	(0.53%)	(561)
Crown Holdings, Inc.*	(2,669)	(0.66%)	(587)
Columbia Financial, Inc.*	(4,417)	(0.31%)	(618)
Prologis, Inc.	(1,773)	(0.57%)	(638)
Extra Space Storage, Inc.	(848)	(0.39%)	(644)
Prosperity Bancshares, Inc.	(1,369)	(0.43%)	(685)
Capitol Federal Financial, Inc.	(17,696)	(1.06%)	(708)
Sempra Energy	(1,603)	(0.91%)	(721)
Old National Bancorp	(9,457)	(0.70%)	(757)
American Campus Communities, Inc.	(5,425)	(1.16%)	(760)
Sherwin-Williams Co.	(193)	(0.37%)	(776)
PolyOne Corp.	(2,290)	(0.30%)	(779)
CyrusOne, Inc.	(1,997)	(0.47%)	(779)
Terreno Realty Corp.	(5,297)	(1.00%)	(848)
Equity LifeStyle Properties, Inc.	(1,976)	(1.02%)	(850)
Paramount Group, Inc.	(9,888)	(0.63%)	(890)
BancorpSouth Bank	(4,684)	(0.60%)	(890)
Crown Castle International Corp.	(556)	(0.32%)	(901)
NewMarket Corp.	(551)	(1.08%)	(909)
Federal Realty Investment Trust	(1,191)	(0.74%)	(965)
American Homes 4 Rent — Class A	(5,374)	(0.55%)	(967)
Rexford Industrial Realty, Inc.	(9,779)	(1.58%)	(978)
Redwood Trust, Inc.	(12,331)	(0.90%)	(986)
First Industrial Realty Trust, Inc.	(4,728)	(0.75%)	(993)
Hudson Pacific Properties, Inc.	(5,079)	(0.79%)	(1,016)
Sun Communities, Inc.	(2,999)	(1.60%)	(1,020)
Associated Banc-Corp.	(4,557)	(0.44%)	(1,048)
American Tower Corp. — Class A	(362)	(0.32%)	(1,075)
Everest Re Group Ltd.	(884)	(0.86%)	(1,158)
FireEye, Inc.*	(4,123)	(0.31%)	(1,196)
Texas Roadhouse, Inc. — Class A	(1,340)	(0.38%)	(1,246)
Boeing Co.	(184)	(0.32%)	(1,327)
Kaiser Aluminum Corp.	(910)	(0.43%)	(1,365)
Avery Dennison Corp.	(743)	(0.38%)	(1,412)
Cincinnati Financial Corp.	(2,675)	(1.04%)	(1,418)
Washington Real Estate Investment Trust	(7,357)	(0.94%)	(1,545)
Dunkin' Brands Group, Inc.	(1,357)	(0.46%)	(1,615)
Glacier Bancorp, Inc.	(2,676)	(0.48%)	(1,632)
Xylem, Inc.	(1,552)	(0.55%)	(1,645)
Sensient Technologies Corp.	(2,665)	(0.81%)	(1,652)
Southern Copper Corp.	(2,021)	(0.36%)	(1,657)
Costco Wholesale Corp.	(608)	(0.66%)	(1,660)
Starbucks Corp.	(1,038)	(0.35%)	(1,661)
Sterling Bancorp	(6,995)	(0.59%)	(1,679)
Brandywine Realty Trust	(9,157)	(0.65%)	(1,740)
Equinix, Inc.	(361)	(0.74%)	(1,834)
Woodward, Inc.	(1,264)	(0.54%)	(1,909)
Wyndham Hotels & Resorts, Inc.	(3,217)	(0.72%)	(1,962)
First Financial Bankshares, Inc.	(1,608)	(0.42%)	(2,010)
Altra Industrial Motion Corp.	(2,184)	(0.31%)	(2,097)
RPM International, Inc.	(2,460)	(0.64%)	(2,116)
Howard Hughes Corp.*	(1,702)	(0.84%)	(2,162)
National Oilwell Varco, Inc.	(6,585)	(0.79%)	(2,173)
Balchem Corp.	(2,411)	(1.01%)	(2,194)
Compass Minerals International, Inc.	(1,921)	(0.47%)	(2,267)
PPG Industries, Inc.	(820)	(0.42%)	(2,288)
RLI Corp.	(2,935)	(0.95%)	(2,319)
Vulcan Materials Co.	(709)	(0.38%)	(2,340)
AptarGroup, Inc.	(2,713)	(1.30%)	(2,360)
Invitation Homes, Inc.	(13,349)	(1.46%)	(2,403)
Markel Corp.*	(153)	(0.69%)	(2,451)
Palo Alto Networks, Inc.*	(726)	(0.79%)	(2,490)
Linde plc	(391)	(0.31%)	(2,522)
Proofpoint, Inc.*	(901)	(0.49%)	(2,640)
Materion Corp.	(2,309)	(0.59%)	(2,817)
Bright Horizons Family Solutions, Inc.*	(1,024)	(0.59%)	(3,041)
HB Fuller Co.	(2,133)	(0.47%)	(3,050)
Marriott International, Inc. — Class A	(1,120)	(0.63%)	(3,270)
BOK Financial Corp.	(1,781)	(0.65%)	(3,313)
Scotts Miracle-Gro Co. — Class A	(3,159)	(1.12%)	(3,317)
Commercial Metals Co.	(12,325)	(0.95%)	(3,451)
Intercontinental Exchange, Inc.	(1,549)	(0.53%)	(3,532)
Pegasystems, Inc.	(2,853)	(0.84%)	(3,652)

20 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
LONG SHORT EQUITY FUND

	Shares	Percentage Notional Amount	Value and Unrealized Depreciation

Core Laboratories N.V.	(2,608)	(0.81%)	$(3,756)
PTC, Inc.*	(1,883)	(0.78%)	(4,030)
SBA Communications Corp.*	(682)	(0.61%)	(4,031)
Pool Corp.	(977)	(0.73%)	(4,035)
Martin Marietta Materials, Inc.	(862)	(0.78%)	(4,086)
Roper Technologies, Inc.	(681)	(1.05%)	(4,358)
salesforce.com, Inc.*	(1,424)	(1.02%)	(4,628)
TransDigm Group, Inc.*	(551)	(1.13%)	(4,634)
Allegion plc	(1,872)	(0.77%)	(4,699)
Air Products & Chemicals, Inc.	(1,435)	(1.23%)	(4,750)
Fortive Corp.	(3,109)	(1.18%)	(4,819)
Guidewire Software, Inc.*	(1,694)	(0.74%)	(5,387)
Oil States International, Inc.*	(4,295)	(0.33%)	(5,755)
WR Grace & Co.	(3,895)	(1.37%)	(7,128)
AMETEK, Inc.	(3,666)	(1.37%)	(8,395)
CarMax, Inc.*	(2,244)	(0.71%)	(13,374)
Total Custom Basket of Short Securities			(166,930)

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as custom equity basket swap collateral at March 31, 2019.
[2]	All or a portion of this security is on loan at March 31, 2019 — See Note 7.
[3]	Rate indicated is the 7-day yield as of March 31, 2019.
[4]	Securities lending collateral — See Note 7.
[5]	Total Return based on the return of the custom long basket of securities +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2019.
[6]	Total Return based on the return of the custom short basket of securities +/- financing at a variable rate. Rate indicated is rate effective at March 31, 2019.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$22,530,317	$—	$—	$22,530,317
Money Market Fund	905,283	—	—	905,283
Securities Lending Collateral	80,133	—	—	80,133
Custom Basket Swap Agreements**	—	99,348	—	99,348
Total Assets	$23,515,733	$99,348	$—	$23,615,081

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Custom Basket Swap Agreements**	$—	$166,930	$—	$166,930

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 21

LONG SHORT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $78,759 of securities loaned (cost $22,716,985)	$23,515,733
Unrealized appreciation on swap agreements	99,348
Receivables:
Securities sold	688,510
Dividends	38,496
Fund shares sold	309
Securities lending income	3
Total assets	24,342,399

Liabilities:
Unrealized depreciation on swap agreements	166,930
Payable for:
Swap settlement	704,833
Fund shares redeemed	451,068
Return of securities lending collateral	80,133
Management fees	18,193
Distribution and service fees	5,554
Transfer agent and administrative fees	5,053
Portfolio accounting fees	2,022
Trustees’ fees*	506
Miscellaneous	20,817
Total liabilities	1,455,109
Commitments and contingent liabilities (Note 12)	—
Net assets	$22,887,290

Net assets consist of:
Paid in capital	$26,487,735
Total distributable earnings (loss)	(3,600,445)
Net assets	$22,887,290

A-Class:
Net assets	$10,142,511
Capital shares outstanding	626,155
Net asset value per share	$16.20
Maximum offering price per share (Net asset value divided by 95.25%)	$17.01

C-Class:
Net assets	$1,424,206
Capital shares outstanding	100,242
Net asset value per share	$14.21

P-Class:
Net assets	$9,302,954
Capital shares outstanding	572,487
Net asset value per share	$16.25

Institutional Class:
Net assets	$2,017,619
Capital shares outstanding	121,568
Net asset value per share	$16.60

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $92)	$601,300
Income from securities lending, net	1,625
Total investment income	602,925

Expenses:
Management fees	242,347
Distribution and service fees:
A-Class	20,301
C-Class	51,444
P-Class	28,009
Transfer agent and administrative fees	67,319
Portfolio accounting fees	26,927
Registration fees	22,762
Trustees’ fees*	8,189
Custodian fees	3,713
Miscellaneous	36,673
Total expenses	507,684
Net investment income	95,241

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	221,130
Swap agreements	(4,027,941)
Net realized loss	(3,806,811)
Net change in unrealized appreciation (depreciation) on:
Investments	645,107
Swap agreements	1,527,427
Net change in unrealized appreciation (depreciation)	2,172,534
Net realized and unrealized loss	(1,634,277)
Net decrease in net assets resulting from operations	$(1,539,036)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

22 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$95,241	$(83,820)
Net realized gain (loss) on investments	(3,806,811)	6,372,725
Net change in unrealized appreciation (depreciation) on investments	2,172,534	(3,103,909)
Net increase (decrease) in net assets resulting from operations	(1,539,036)	3,184,996

Distributions to shareholders:
A-Class	(186,614)	—
C-Class	(32,272)	—
P-Class	(181,349)	—
Institutional Class	(38,261)	—
Total distributions to shareholders	(438,496)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	8,704,774	577,927
C-Class	28,175	161,671
P-Class	1,075,439	2,471,294
Institutional Class	841,185	1,007,906
Distributions reinvested
A-Class	183,572	—
C-Class	32,052	—
P-Class	171,465	—
Institutional Class	38,261	—
Cost of shares redeemed
A-Class	(2,055,064)	(1,610,474)
C-Class	(9,729,027)	(3,171,794)
P-Class	(3,739,420)	(5,035,849)
Institutional Class	(1,428,171)	(463,615)
Net decrease from capital share transactions	(5,876,759)	(6,062,934)
Net decrease in net assets	(7,854,291)	(2,877,938)

Net assets:
Beginning of year	30,741,581	33,619,519
End of year	$22,887,290	$30,741,581

Capital share activity:
Shares sold
A-Class	507,240	33,718
C-Class	1,935	10,126
P-Class	62,121	142,498
Institutional Class	48,459	55,866
Shares issued from reinvestment of distributions
A-Class	11,339	—
C-Class	2,252	—
P-Class	10,558	—
Institutional Class	2,308	—
Shares redeemed
A-Class	(122,808)	(95,345)
C-Class	(642,616)	(209,752)
P-Class	(222,239)	(289,528)
Institutional Class	(82,197)	(26,428)
Net decrease in shares	(423,648)	(378,845)

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 23

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$17.41	$15.80	$15.26	$16.16	$15.07
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	— [b]	(.09)	(.10)	(.06)
Net gain (loss) on investments (realized and unrealized)	(1.02)	1.61	.63	(.80)	1.15
Total from investment operations	(.92)	1.61	.54	(.90)	1.09
Less distributions from:
Net realized gains	(.29)	—	—	—	—
Total distributions	(.29)	—	—	—	—
Net asset value, end of period	$16.20	$17.41	$15.80	$15.26	$16.16

Total Return[c]	(5.31%)	10.19%	3.54%	(5.57%)	7.23%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10,143	$4,012	$4,615	$10,803	$6,063
Ratios to average net assets:
Net investment income (loss)	0.58%	0.01%	(0.59%)	(0.66%)	(0.42%)
Total expenses[d,e]	1.78%	1.77%	2.25%	2.53%	2.17%
Portfolio turnover rate	170%	328%	223%	224%	331%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$15.43	$14.11	$13.72	$14.64	$13.76
Income (loss) from investment operations:
Net investment income (loss)[a]	(.07)	(.11)	(.18)	(.21)	(.16)
Net gain (loss) on investments (realized and unrealized)	(.86)	1.43	.57	(.71)	1.04
Total from investment operations	(.93)	1.32	.39	(.92)	.88
Less distributions from:
Net realized gains	(.29)	—	—	—	—
Total distributions	(.29)	—	—	—	—
Net asset value, end of period	$14.21	$15.43	$14.11	$13.72	$14.64

Total Return[c]	(6.00%)	9.36%	2.77%	(6.28%)	6.40%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,424	$11,394	$13,235	$16,760	$19,952
Ratios to average net assets:
Net investment income (loss)	(0.43%)	(0.74%)	(1.30%)	(1.45%)	(1.16%)
Total expenses[d,e]	2.50%	2.52%	2.98%	3.24%	2.92%
Portfolio turnover rate	170%	328%	223%	224%	331%

24 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class*	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$17.47	$15.86	$15.31	$16.21	$15.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	— [b]	(.09)	(.11)	(.07)
Net gain (loss) on investments (realized and unrealized)	(1.01)	1.61	.64	(.79)	1.16
Total from investment operations	(.93)	1.61	.55	(.90)	1.09
Less distributions from:
Net realized gains	(.29)	—	—	—	—
Total distributions	(.29)	—	—	—	—
Net asset value, end of period	$16.25	$17.47	$15.86	$15.31	$16.21

Total Return[c]	(5.35%)	10.15%	3.53%	(5.55%)	7.21%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,303	$12,614	$13,779	$23,477	$20,020
Ratios to average net assets:
Net investment income (loss)	0.47%	0.01%	(0.58%)	(0.67%)	(0.43%)
Total expenses[d,e]	1.77%	1.76%	2.24%	2.50%	2.17%
Portfolio turnover rate	170%	328%	223%	224%	331%

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 25

LONG SHORT EQUITY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$17.79	$16.11	$15.50	$16.38	$15.24
Income (loss) from investment operations:
Net investment income (loss)[a]	.12	.05	(.03)	(.05)	(—)[b]
Net gain (loss) on investments (realized and unrealized)	(1.02)	1.63	.64	(.83)	1.14
Total from investment operations	(.90)	1.68	.61	(.88)	1.14
Less distributions from:
Net realized gains	(.29)	—	—	—	—
Total distributions	(.29)	—	—	—	—
Net asset value, end of period	$16.60	$17.79	$16.11	$15.50	$16.38

Total Return[c]	(5.08%)	10.43%	3.94%	(5.37%)	7.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,018	$2,722	$1,990	$525	$302
Ratios to average net assets:
Net investment income (loss)	0.72%	0.31%	(0.20%)	(0.29%)	(0.01%)
Total expenses[d,e]	1.51%	1.50%	1.96%	2.27%	1.95%
Portfolio turnover rate	170%	328%	223%	224%	331%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Net investment income is less than $0.01 per share.
[c]	Total return does not reflect the impact of any applicable sales charges.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Excluding interest and dividend expense related to short sales, the operating expense ratios for the years or periods presented was as follows:

	03/31/19	03/31/18	03/31/17	03/31/16	03/31/15
A-Class	1.78%	1.68%	1.67%	1.66%	1.66%
C-Class	2.50%	2.44%	2.42%	2.41%	2.41%
P-Class	1.77%	1.69%	1.67%	1.66%	1.66%
Institutional Class	1.51%	1.43%	1.43%	1.41%	1.40%

*	H-Class shares redesignated as P-Class shares effective following the close of business on April 30, 2015.

26 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2019, Emerging Markets 2x Strategy Fund H-Class returned -18.56%, while the BNY Mellon Emerging Markets 50 ADR Index returned -5.39% over the same period.

For the period, Emerging Markets 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of 200% of the daily price movement of the BNY Mellon Emerging Markets 50 ADR Index.

For the period, the sectors contributing positively to the performance of the underlying index were Energy and Information Technology. The sectors detracting from the performance of the underlying index were Communications Services and Consumer Staples.

Among the stocks in the underlying benchmark which rose the most over the past year were CNOOC Ltd., ICICI Bank, and China Telecom Corporation Ltd. Among those which fell the most over the past year were Ultrapar Participacoes SA, Ambev SA, and KB Financial Group Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were factors in the Fund’s negative performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

THE RYDEX FUNDS ANNUAL REPORT | 27

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

COUNTRY DIVERSIFICATION

Country	% of Long-Term Investments
China	33.7%
Brazil	17.0%
Taiwan, Province of China	14.0%
India	11.5%
Cayman Islands	7.2%
Republic of Korea	5.3%
Mexico	3.7%
Other	7.6%
Total Long-Term Investments	100.0%

Ten Largest Holdings (% of Total Net Assets)
Alibaba Group Holding Ltd. ADR	15.4%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	10.0%
HDFC Bank Ltd. ADR	5.1%
China Mobile Ltd. ADR	3.7%
Baidu, Inc. ADR	3.0%
Itau Unibanco Holding S.A. ADR	2.8%
Infosys Ltd. ADR	2.7%
Vale S.A. ADR	2.7%
Banco Bradesco S.A. ADR	2.4%
Petroleo Brasileiro S.A. ADR	2.0%
Top Ten Total	49.8%

“Ten Largest Holdings” excludes any temporary cash or derivative investments.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	Since Inception (10/29/10)
A-Class Shares	(18.56%)	1.70%	(5.48%)
A-Class Shares with sales charge‡	(22.43%)	0.71%	(6.02%)
C-Class Shares	(19.17%)	0.93%	(6.03%)
C-Class Shares with CDSC§	(19.98%)	0.93%	(6.03%)
H-Class Shares	(18.56%)	1.67%	(5.48%)
BNY Mellon Emerging Markets 50 ADR Index	(5.39%)	4.65%	1.06%
S&P 500 Index	9.50%	10.91%	13.29%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

28 | THE RYDEX FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	March 31, 2019
EMERGING MARKETS 2x STRATEGY FUND

	Shares	Value

COMMON STOCKS† - 76.0%

Communications - 30.6%
Alibaba Group Holding Ltd. ADR*	7,877	$1,437,159
China Mobile Ltd. ADR	6,720	342,653
Baidu, Inc. ADR*	1,681	277,113
JD.com, Inc. ADR*	4,976	150,026
Ctrip.com International Ltd. ADR*	2,320	101,361
America Movil SAB de CV — Class L ADR	7,092	101,274
Chunghwa Telecom Company Ltd. ADR	2,310	82,121
Telekomunikasi Indonesia Persero Tbk PT ADR	2,950	81,007
SK Telecom Company Ltd. ADR	2,164	52,996
China Telecom Corporation Ltd. ADR	843	47,216
China Unicom Hong Kong Ltd. ADR	3,533	45,222
58.com, Inc. ADR*	546	35,861
Autohome, Inc. ADR*	335	35,215
Telefonica Brasil S.A. ADR	2,517	30,380
Grupo Televisa SAB ADR	2,659	29,409
Total Communications		2,849,013

Technology - 14.7%
Taiwan Semiconductor Manufacturing Company Ltd. ADR	22,693	929,505
Infosys Ltd. ADR	23,097	252,450
NetEase, Inc. ADR	447	107,928
ASE Technology Holding Company Ltd. ADR*	9,193	39,622
Wipro Ltd. ADR	8,796	35,008
Total Technology		1,364,513

Financial - 12.7%
HDFC Bank Ltd. ADR	4,073	472,101
Banco Bradesco S.A. ADR	20,420	222,782
China Life Insurance Company Ltd. ADR	9,045	121,384
ICICI Bank Ltd. ADR	9,551	109,455
Shinhan Financial Group Company Ltd. ADR	2,882	107,066
KB Financial Group, Inc. ADR	2,414	89,463
Bancolombia S.A. ADR	687	35,078
Banco Santander Chile ADR	945	28,114
Total Financial		1,185,443

Energy - 6.4%
CNOOC Ltd. ADR	977	181,488
Petroleo Brasileiro S.A. ADR	9,046	144,012
China Petroleum & Chemical Corp. ADR	1,551	123,304
PetroChina Company Ltd. ADR	1,282	83,881
Ecopetrol S.A. ADR	1,499	32,139
Ultrapar Participacoes S.A. ADR	2,638	31,524
Total Energy		596,348

Basic Materials - 5.8%
Vale S.A. ADR	18,949	247,474
POSCO ADR	1,950	107,659
Sasol Ltd. ADR	3,446	106,619
Suzano Papel e Celulose S.A. ADR	1,820	43,116
AngloGold Ashanti Ltd. ADR	2,507	32,842
Total Basic Materials		537,710

Consumer, Non-cyclical - 4.2%
Ambev S.A. ADR	26,755	115,047
Fomento Economico Mexicano SAB de CV ADR	1,130	104,276
TAL Education Group ADR*	2,161	77,969
New Oriental Education & Technology Group, Inc. ADR*	711	64,054
BeiGene Ltd. ADR*	235	31,020
Total Consumer, Non-cyclical		392,366

Industrial - 0.9%
Cemex SAB de CV ADR*	9,200	42,688
ZTO Express Cayman, Inc. ADR	2,256	41,240
Total Industrial		83,928

Utilities - 0.7%
Korea Electric Power Corp. ADR[1]	3,121	40,604
Enel Americas S.A. ADR	3,352	29,934
Total Utilities		70,538

Total Common Stocks
(Cost $6,286,294)		7,079,859

PREFERRED STOCKS† - 4.8%
Financial - 2.8%
Itau Unibanco Holding S.A. ADR	29,451	259,463

Energy - 2.0%
Petroleo Brasileiro S.A. ADR	13,278	189,876
Total Preferred Stocks
(Cost $387,980)		449,339

	Face Amount

U.S. TREASURY BILLS†† - 0.1%
U.S. Treasury Bills
2.31% due 04/02/19[2,3]	$6,000	6,000
Total U.S. Treasury Bills
(Cost $6,000)		6,000

REPURCHASE AGREEMENTS††,4 - 46.8%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[5]	2,953,512	2,953,512
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[5]	738,378	738,378
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[5]	661,349	661,349
Total Repurchase Agreements
(Cost $4,353,239)		4,353,239

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 29

SCHEDULE OF INVESTMENTS (continued)	March 31, 2019
EMERGING MARKETS 2x STRATEGY FUND

	Shares	Value

SECURITIES LENDING COLLATERAL†,6 - 1.1%
Money Market Fund
First American Government Obligations Fund — Class Z, 2.32%[7]	101,007	$101,007
Total Securities Lending Collateral
(Cost $101,007)		101,007

Total Investments - 128.8%
(Cost $11,134,520)		$11,989,444
Other Assets & Liabilities, net - (28.8)%		(2,683,141)
Total Net Assets - 100.0%		$9,306,303

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Equity Futures Contracts Purchased†
MSCI EAFE Index Mini Futures Contracts	6	Jun 2019	$317,370	$185

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Equity Index Swap Agreements††
BNP Paribas	BNY Mellon Emerging Markets 50 ADR Index[8]	3.00%	At Maturity	04/29/19	2,903	$7,639,634	$153,838
Goldman Sachs International	BNY Mellon Emerging Markets 50 ADR Index[8]	2.95%	At Maturity	04/29/19	1,177	3,096,793	28,780
						$10,736,427	$182,618

*	Non-income producing security.
**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is on loan at March 31, 2019 — See Note 7.
[2]	All or a portion of this security is pledged as futures collateral at March 31, 2019.
[3]	Rate indicated is the effective yield at the time of purchase.
[4]	Repurchase Agreements — See Note 6.
[5]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2019.
[6]	Securities lending collateral — See Note 7.
[7]	Rate indicated is the 7-day yield as of March 31, 2019.
[8]	Total Return based on BNY Mellon Emerging Markets 50 ADR Index +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2019.
ADR — American Depositary Receipt

See Sector Classification in Other Information section.

30 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
EMERGING MARKETS 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$7,079,859	$—	$—	$7,079,859
Preferred Stocks	449,339	—	—	449,339
U.S. Treasury Bills	—	6,000	—	6,000
Repurchase Agreements	—	4,353,239	—	4,353,239
Securities Lending Collateral	101,007	—	—	101,007
Equity Futures Contracts**	185	—	—	185
Equity Index Swap Agreements**	—	182,618	—	182,618
Total Assets	$7,630,390	$4,541,857	$—	$12,172,247

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 31

EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value - including $97,341 of securities loaned (cost $6,781,281)	$7,636,205
Repurchase agreements, at value (cost $4,353,239)	4,353,239
Unrealized appreciation on swap agreements	182,618
Receivables:
Securities sold	3,100,302
Fund shares sold	1,143,975
Dividends	2,683
Interest	917
Variation margin on futures contracts	184
Foreign tax reclaims	64
Securities lending income	21
Total assets	16,420,208

Liabilities:
Payable for:
Fund shares redeemed	6,936,957
Return of securities lending collateral	101,007
Swap settlement	50,670
Management fees	8,610
Distribution and service fees	2,640
Transfer agent and administrative fees	2,392
Portfolio accounting fees	1,435
Trustees’ fees*	211
Miscellaneous	9,983
Total liabilities	7,113,905
Commitments and contingent liabilities (Note 12)	—
Net assets	$9,306,303

Net assets consist of:
Paid in capital	$19,254,810
Total distributable earnings (loss)	(9,948,507)
Net assets	$9,306,303

A-Class:
Net assets	$2,246,800
Capital shares outstanding	31,637
Net asset value per share	$71.02
Maximum offering price per share (Net asset value divided by 95.25%)	$74.56

C-Class:
Net assets	$423,186
Capital shares outstanding	6,267
Net asset value per share	$67.53

H-Class:
Net assets	$6,636,317
Capital shares outstanding	93,444
Net asset value per share	$71.02

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Dividends (net of foreign withholding tax of $4,956)	$216,169
Interest	66,276
Income from securities lending, net	321
Total investment income	282,766

Expenses:
Management fees	100,907
Distribution and service fees:
A-Class	4,241
C-Class	3,824
H-Class	22,836
Transfer agent and administrative fees	28,031
Portfolio accounting fees	16,819
Registration fees	10,599
Trustees’ fees*	3,018
Custodian fees	1,549
Line of credit fees	103
Miscellaneous	18,131
Total expenses	210,058
Net investment income	72,708

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	(1,410,532)
Swap agreements	(2,604,259)
Futures contracts	(65,933)
Net realized loss	(4,080,724)
Net change in unrealized appreciation (depreciation) on:
Investments	(466,109)
Swap agreements	(305,636)
Futures contracts	(39,574)
Net change in unrealized appreciation (depreciation)	(811,319)
Net realized and unrealized loss	(4,892,043)
Net decrease in net assets resulting from operations	$(4,819,335)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

32 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$72,708	$(62,442)
Net realized gain (loss) on investments	(4,080,724)	3,952,594
Net change in unrealized appreciation (depreciation) on investments	(811,319)	1,483,306
Net increase (decrease) in net assets resulting from operations	(4,819,335)	5,373,458

Capital share transactions:
Proceeds from sale of shares
A-Class	3,128,163	6,131,324
C-Class	1,588,188	3,925,967
H-Class	340,236,253	373,113,720
Cost of shares redeemed
A-Class	(3,658,363)	(4,525,625)
C-Class	(1,600,378)	(3,883,376)
H-Class	(356,547,878)	(356,843,696)
Net increase (decrease) from capital share transactions	(16,854,015)	17,918,314
Net increase (decrease) in net assets	(21,673,350)	23,291,772

Net assets:
Beginning of year	30,979,653	7,687,881
End of year	$9,306,303	$30,979,653

Capital share activity:
Shares sold
A-Class	44,229	83,793
C-Class	25,248	54,710
H-Class	4,741,011	4,752,146
Shares redeemed
A-Class	(49,144)	(57,545)
C-Class	(25,234)	(54,588)
H-Class	(4,960,263)	(4,549,243)
Net increase (decrease) in shares	(224,153)	229,273

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 33

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$87.20	$60.99	$44.79	$60.50	$66.27
Income (loss) from investment operations:
Net investment income (loss)[a]	.40	(.24)	(.48)	(.23)	(.37)
Net gain (loss) on investments (realized and unrealized)	(16.58)	26.45	16.68	(14.83)	(5.40)
Total from investment operations	(16.18)	26.21	16.20	(15.06)	(5.77)
Less distributions from:
Net investment income	—	—	—	(.65)	—
Total distributions	—	—	—	(.65)	—
Net asset value, end of period	$71.02	$87.20	$60.99	$44.79	$60.50

Total Return[b]	(18.56%)	42.97%	36.17%	(24.84%)	(8.72%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,247	$3,187	$628	$3,988	$382
Ratios to average net assets:
Net investment income (loss)	0.54%	(0.30%)	(0.96%)	(0.48%)	(0.53%)
Total expenses	1.84%	1.76%	1.76%	1.75%	1.75%
Portfolio turnover rate	1,978%	1,006%	2,568%	2,874%	1,085%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$83.55	$58.90	$43.56	$59.37	$65.46
Income (loss) from investment operations:
Net investment income (loss)[a]	(.22)	(.61)	(.79)	(.74)	(.73)
Net gain (loss) on investments (realized and unrealized)	(15.80)	25.26	16.13	(14.42)	(5.36)
Total from investment operations	(16.02)	24.65	15.34	(15.16)	(6.09)
Less distributions from:
Net investment income	—	—	—	(.65)	—
Total distributions	—	—	—	(.65)	—
Net asset value, end of period	$67.53	$83.55	$58.90	$43.56	$59.37

Total Return[b]	(19.17%)	41.87%	35.19%	(25.48%)	(9.32%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$423	$522	$361	$271	$1,287
Ratios to average net assets:
Net investment income (loss)	(0.33%)	(0.82%)	(1.55%)	(1.49%)	(0.99%)
Total expenses	2.59%	2.56%	2.50%	2.46%	2.48%
Portfolio turnover rate	1,978%	1,006%	2,568%	2,874%	1,085%

34 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017	Year Ended March 31, 2016	Year Ended March 31, 2015
Per Share Data
Net asset value, beginning of period	$87.21	$61.01	$44.84	$60.61	$66.37
Income (loss) from investment operations:
Net investment income (loss)[a]	.50	(.25)	(.42)	(.41)	.20
Net gain (loss) on investments (realized and unrealized)	(16.69)	26.45	16.59	(14.71)	(5.96)
Total from investment operations	(16.19)	26.20	16.17	(15.12)	(5.76)
Less distributions from:
Net investment income	—	—	—	(.65)	—
Total distributions	—	—	—	(.65)	—
Net asset value, end of period	$71.02	$87.21	$61.01	$44.84	$60.61

Total Return	(18.56%)	42.95%	36.04%	(24.88%)	(8.71%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,636	$27,270	$6,698	$13,238	$2,136
Ratios to average net assets:
Net investment income (loss)	0.71%	(0.32%)	(0.82%)	(0.76%)	0.25%
Total expenses	1.85%	1.77%	1.76%	1.74%	1.75%
Portfolio turnover rate	1,978%	1,006%	2,568%	2,874%	1,085%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 35

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

INVERSE EMERGING MARKETS 2x STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of a specific benchmark on a daily basis. The Fund’s current benchmark is 200% of the inverse (opposite) of the performance of the BNY Mellon Emerging Markets 50 ADR Index (the “underlying index”). The Fund does not seek to achieve its investment objective over a period of time greater than one day.

For the one-year period ended March 31, 2019, Inverse Emerging Markets 2x Strategy Fund H-Class returned 3.87%, while the BNY Mellon Emerging Markets 50 ADR Index returned -5.39% over the same period.

For the period, Inverse Emerging Markets 2x Strategy Fund maintained a daily correlation of over 99% to its benchmark of -200% of the daily price movement of the BNY Mellon Emerging Markets 50 ADR Index.

For the period, the sectors contributing positively to the performance of the underlying index were Energy and Information Technology. The sectors detracting from the performance of the underlying index were Communications Services and Consumer Staples.

Among the stocks in the underlying benchmark which rose the most over the past year were CNOOC Ltd., ICICI Bank, and China Telecom Corporation Ltd. Among those which fell the most over the past year were Ultrapar Participacoes SA, Ambev SA, and KB Financial Group Inc.

Derivatives in the Fund were used to help provide exposure to the composition of the benchmark in the most efficient manner possible and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Due to the compounding of daily returns, leveraged and inverse funds’ returns over periods other than one day will likely differ in amount and possibly direction from the benchmark return for the same period. Investors should monitor their leveraged and inverse funds’ holdings to ensure that they are consistent with their strategies, as frequently as daily.

The effects of compounding may cause the longer-term correlation of the Fund to its benchmark to diminish. The apparent discrepancy between the leveraged and unleveraged indices is the result of compounding, which is described briefly on page 6 of this report.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 29, 2010
C-Class	October 29, 2010
H-Class	October 29, 2010

The Fund invests principally in derivative investments such as swap agreements and futures contracts.

36 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	Since Inception (10/29/10)
A-Class Shares	3.81%	(18.09%)	(14.39%)
A-Class Shares with sales charge‡	(1.12%)	(18.88%)	(14.88%)
C-Class Shares	2.82%	(18.74%)	(14.42%)
C-Class Shares with CDSC§	1.82%	(18.74%)	(14.42%)
H-Class Shares	3.87%	(18.20%)	(14.46%)
BNY Mellon Emerging Markets 50 ADR Index	(5.39%)	4.65%	1.06%
S&P 500 Index	9.50%	10.91%	13.29%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The BNY Mellon Emerging Markets 50 ADR Index and the S&P 500 Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 37

SCHEDULE OF INVESTMENTS	March 31, 2019
INVERSE EMERGING MARKETS 2x STRATEGY FUND

	Face Amount	Value

REPURCHASE AGREEMENTS††,1 - 111.0%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[2]	$1,337,170	$1,337,170
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[2]	334,292	334,292
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[2]	299,418	299,418
Total Repurchase Agreements
(Cost $1,970,880)		1,970,880

Total Investments - 111.0%
(Cost $1,970,880)		$1,970,880
Other Assets & Liabilities, net - (11.0)%		(194,955)
Total Net Assets - 100.0%		$1,775,925

Total Return Swap Agreements
Counterparty	Index	Financing Rate Receive	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Depreciation
OTC Equity Index Swap Agreements Sold Short††
BNP Paribas	BNY Mellon Emerging Markets 50 ADR Index[3]	(2.10%)	At Maturity	04/29/19	326	$858,410	$(17,286)
Goldman Sachs International	BNY Mellon Emerging Markets 50 ADR Index[3]	(1.96%)	At Maturity	04/29/19	1,022	2,689,066	(23,806)
						$3,547,476	$(41,092)

††	Value determined based on Level 2 inputs — See Note 4.
[1]	Repurchase Agreements — See Note 6.
[2]	All or a portion of this security is pledged as equity index swap collateral at March 31, 2019.
[3]	Total Return based on BNY Mellon Emerging Markets 50 ADR Index +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2019.

See Sector Classification in Other Information section.

38 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
INVERSE EMERGING MARKETS 2x STRATEGY FUND

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Repurchase Agreements	$—	$1,970,880	$—	$1,970,880

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Equity Index Swap Agreements**	$—	$41,092	$—	$41,092

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 39

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Repurchase agreements, at value (cost $1,970,880)	$1,970,880
Receivables:
Fund shares sold	1,220
Interest	415
Total assets	1,972,515

Liabilities:
Unrealized depreciation on swap agreements	41,092
Payable for:
Fund shares redeemed	149,112
Management fees	1,052
Swap settlement	915
Distribution and service fees	300
Transfer agent and administrative fees	292
Portfolio accounting fees	175
Trustees’ fees*	39
Variation margin on futures contracts	24
Miscellaneous	3,589
Total liabilities	196,590
Commitments and contingent liabilities (Note 12)	—
Net assets	$1,775,925

Net assets consist of:
Paid in capital	$20,341,463
Total distributable earnings (loss)	(18,565,538)
Net assets	$1,775,925

A-Class:
Net assets	$16,241
Capital shares outstanding	400
Net asset value per share	$40.57
Maximum offering price per share (Net asset value divided by 95.25%)	$42.59

C-Class:
Net assets	$3,437
Capital shares outstanding	85
Net asset value per share	$40.45

H-Class:
Net assets	$1,756,247
Capital shares outstanding	43,615
Net asset value per share	$40.27

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Interest	$47,881
Total investment income	47,881

Expenses:
Management fees	18,812
Distribution and service fees:
A-Class	154
C-Class	103
H-Class	5,050
Transfer agent and administrative fees	5,227
Portfolio accounting fees	3,137
Trustees’ fees*	411
Custodian fees	289
Miscellaneous	5,903
Total expenses	39,086
Net investment income	8,795

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	(814,310)
Futures contracts	(26,637)
Net realized loss	(840,947)
Net change in unrealized appreciation (depreciation) on:
Swap agreements	(19,504)
Net change in unrealized appreciation (depreciation)	(19,504)
Net realized and unrealized loss	(860,451)
Net decrease in net assets resulting from operations	$(851,656)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

40 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$8,795	$(9,387)
Net realized loss on investments	(840,947)	(373,571)
Net change in unrealized appreciation (depreciation) on investments	(19,504)	(28,978)
Net decrease in net assets resulting from operations	(851,656)	(411,936)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,199,460	678,533
C-Class	729,537	722,941
H-Class	138,431,280	96,279,514
Cost of shares redeemed
A-Class	(1,206,928)	(736,923)
C-Class	(739,662)	(761,962)
H-Class	(136,590,922)	(95,954,095)
Net increase from capital share transactions	1,822,765	228,008
Net increase (decrease) in net assets	971,109	(183,928)

Net assets:
Beginning of year	804,816	988,744
End of year	$1,775,925	$804,816

Capital share activity:
Shares sold
A-Class	25,169	18,625
C-Class	16,881	18,264
H-Class	3,075,813	2,113,995
Shares redeemed
A-Class	(25,868)	(18,196)
C-Class	(17,267)	(18,662)
H-Class	(3,051,369)	(2,108,958)
Net increase in shares	23,359	5,068

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 41

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$39.08	$63.42	$101.83	$101.26	$110.02
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	(.28)	(1.42)	(1.92)	(1.74)
Net gain (loss) on investments (realized and unrealized)	1.26 [d]	(24.06)	(36.99)	2.49	(7.02)
Total from investment operations	1.49	(24.34)	(38.41)	.57	(8.76)
Net asset value, end of period	$40.57	$39.08	$63.42	$101.83	$101.26

Total Return[b]	3.81%	(38.35%)	(37.72%)	0.53%	(7.96%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$16	$43	$42	$448	$62
Ratios to average net assets:
Net investment income (loss)	0.51%	(0.64%)	(1.50%)	(1.59%)	(1.74%)
Total expenses	1.88%	1.76%	1.75%	1.75%	1.75%
Portfolio turnover rate	—	—	—	—	—

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$39.34	$64.21	$103.83	$104.23	$114.21
Income (loss) from investment operations:
Net investment income (loss)[a]	(.29)	(.74)	(1.88)	(2.82)	(2.34)
Net gain (loss) on investments (realized and unrealized)	1.40 [d]	(24.13)	(37.74)	2.42	(7.64)
Total from investment operations	1.11	(24.87)	(39.62)	(.40)	(9.98)
Net asset value, end of period	$40.45	$39.34	$64.21	$103.83	$104.23

Total Return[b]	2.82%	(38.77%)	(38.17%)	(0.29%)	(8.78%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3	$19	$56	$371	$102
Ratios to average net assets:
Net investment income (loss)	(0.63%)	(1.46%)	(2.20%)	(2.44%)	(2.47%)
Total expenses	2.53%	2.49%	2.48%	2.50%	2.48%
Portfolio turnover rate	—	—	—	—	—

42 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

INVERSE EMERGING MARKETS 2x STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$38.77	$63.00	$101.28	$100.80	$109.97
Income (loss) from investment operations:
Net investment income (loss)[a]	.19	(.30)	(1.23)	(2.04)	(1.68)
Net gain (loss) on investments (realized and unrealized)	1.31 [d]	(23.93)	(37.05)	2.52	(7.49)
Total from investment operations	1.50	(24.23)	(38.28)	.48	(9.17)
Net asset value, end of period	$40.27	$38.77	$63.00	$101.28	$100.80

Total Return	3.87%	(38.46%)	(37.80%)	0.48%	(8.35%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,756	$743	$890	$26,336	$23,091
Ratios to average net assets:
Net investment income (loss)	0.42%	(0.68%)	(1.46%)	(1.65%)	(1.71%)
Total expenses	1.87%	1.77%	1.76%	1.74%	1.73%
Portfolio turnover rate	—	—	—	—	—

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the years presented through March 31, 2017 have been restated to reflect a 1:6 reverse share split effective October 31, 2016.
[d]

The amount shown for a share outstanding throughout the period does not accord with the aggregate net losses on investments for the period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the fund.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 43

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	March 31, 2019

EMERGING MARKETS BOND STRATEGY FUND

OBJECTIVE: Seeks to provide investment results that correlate, before fees and expenses, to the performance of the emerging markets bond market as defined by the Adviser.

The Emerging Markets Bond Fund H-Class returned 2.11% for the one-year period ended March 31, 2019. By comparison, the ICE Bank of America Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index returned 3.46% over the same period.

During the period, credit spreads have been mixed. Increased political instability has led to the expansion of credit spreads for some emerging market countries such as Argentina and Turkey. The optimism for a U.S.-China trade deal has caused Peoples Republic of China credit spreads to decrease over the period.

People’s Republic of China, Philippines, and Peru were among the countries which experienced the largest decreases in credit spreads. Argentina, Turkey, and Lebanon were among the countries which experienced the largest increases in credit spreads. During this period, Saudi Arabia and Qatar were added to the Emerging Market credit default swap. Lebanon and Panama were removed from the credit default swap.

Derivatives in the Fund were used to help provide efficient exposure to the emerging markets bond market and to provide leverage, not for hedging purposes. The results of derivatives use during the period were within our expectations and were a factor in the Fund’s positive performance.

Performance displayed represents past performance, which is no guarantee of future results.

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	October 8, 2013
C-Class	October 8, 2013
H-Class	October 8, 2013

The Fund invests principally in derivative instruments such as swap agreements and futures contracts.

44 | THE RYDEX FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	March 31, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended March 31, 2019

	1 Year	5 Year	Since Inception (10/08/13)
A-Class Shares	2.08%	1.67%	1.66%
A-Class Shares with sales charge‡	(2.77%)	0.69%	0.76%
C-Class Shares	1.33%	0.81%	0.81%
C-Class Shares with CDSC§	0.33%	0.81%	0.81%
H-Class Shares	2.11%	1.57%	1.58%
ICE BofA Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index	3.46%	4.94%	5.27%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The ICE BofA Merrill Lynch U.S. Dollar Emerging Markets Sovereign Plus Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return. The graphs are based on A-Class shares and H-Class shares only; performance for C-Class shares will vary due to differences in fee structure.

‡	Fund returns are calculated using the maximum sales charge of 4.75%.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE RYDEX FUNDS ANNUAL REPORT | 45

SCHEDULE OF INVESTMENTS	March 31, 2019
EMERGING MARKETS BOND STRATEGY FUND

	Face Amount	Value

U.S. TREASURY BILLS†† - 0.5%
U.S. Treasury Bills
2.31% due 04/02/19[1,2]	$54,000	$53,996
Total U.S. Treasury Bills
(Cost $53,996)		53,996

REPURCHASE AGREEMENTS††,3 - 88.2%
JPMorgan Chase & Co. issued 03/29/19 at 2.55% due 04/01/19[4]	6,012,000	6,012,000
Bank of America Merrill Lynch issued 03/29/19 at 2.55% due 04/01/19[4]	1,503,000	1,503,000
Barclays Capital issued 03/29/19 at 2.40% due 04/01/19[4]	1,346,203	$1,346,203
Total Repurchase Agreements
(Cost $8,861,203)		8,861,203

Total Investments - 88.7%
(Cost $8,915,199)		$8,915,199
Other Assets & Liabilities, net - 11.3%		1,131,296
Total Net Assets - 100.0%		$10,046,495

Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value and Unrealized Appreciation**
Interest Rate Futures Contracts Purchased†
U.S. Treasury 10 Year Note Futures Contracts	19	Jun 2019	$2,361,938	$39,538
U.S. Treasury 5 Year Note Futures Contracts	30	Jun 2019	3,476,953	38,621
			$5,838,891	$78,159

Centrally Cleared Credit Default Swap Agreements Protection Sold††
Counterparty	Exchange	Index	Protection Premium Rate	Payment Frequency	Maturity Date	Notional Amount	Value	Upfront Premiums Received	Unrealized Depreciation**
Barclays Bank plc	ICE	CDX.EM-31 Index	1.00%	Quarterly	06/20/24	$8,000,000	$(293,320)	$(247,136)	$(46,184)

Total Return Swap Agreements
Counterparty	Index	Financing Rate Pay	Payment Frequency	Maturity Date	Units	Notional Amount	Value and Unrealized Appreciation
OTC Credit Swap Agreements††
Goldman Sachs International	Invesco Emerging Markets Sovereign Debt Portfolio ETF Swap[5]	2.94%	At Maturity	04/26/19	61,627	$1,725,556	$4,314
Goldman Sachs International	iShares JPMorgan USD Emerging Markets Bond ETF Swap[6]	2.84%	At Maturity	04/26/19	25,810	2,840,649	516
						$4,566,205	$4,830

46 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	March 31, 2019
EMERGING MARKETS BOND STRATEGY FUND

**	Includes cumulative appreciation (depreciation). Variation margin is reported within the Statement of Assets and Liabilities.
†	Value determined based on Level 1 inputs — See Note 4.
††	Value determined based on Level 2 inputs — See Note 4.
[1]	All or a portion of this security is pledged as futures collateral at March 31, 2019.
[2]	Rate indicated is the effective yield at the time of purchase.
[3]	Repurchase Agreements — See Note 6.
[4]	All or a portion of this security is pledged as credit index swap collateral at March 31, 2019.
[5]	Total Return based on Invesco Emerging Markets Sovereign Debt Portfolio ETF +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2019.
[6]	Total Return based on iShares JPMorgan USD Emerging Markets Bond ETF +/- financing at a variable rate. Rate indicated is the rate effective at March 31, 2019.
CDX.EM-31 Index — Credit Default Swap Emerging Markets Series 31 Index
ICE — Intercontinental Exchange
plc — Public Limited Company

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at March 31, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
U.S. Treasury Bills	$—	$53,996	$—	$53,996
Repurchase Agreements	—	8,861,203	—	8,861,203
Interest Rate Futures Contracts**	78,159	—	—	78,159
Credit Index Swap Agreements**	—	4,830	—	4,830
Total Assets	$78,159	$8,920,029	$—	$8,998,188

Investments in Securities (Liabilities)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Credit Default Swap Agreements**	$—	$46,184	$—	$46,184

**	This derivative is reported as unrealized appreciation/depreciation at period end.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 47

EMERGING MARKETS BOND STRATEGY FUND

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2019

Assets:
Investments, at value (cost $53,996)	$53,996
Repurchase agreements, at value (cost $8,861,203)	8,861,203
Segregated cash with broker	1,399,212
Unrealized appreciation on swap agreements	4,830
Receivables:
Variation margin on credit default swap agreements	16,211
Protection fees on credit default swaps	2,666
Interest	1,866
Fund shares sold	10
Total assets	10,339,994

Liabilities:
Unamortized upfront premiums received on credit default swaps	247,136
Payable for:
Fund shares redeemed	17,766
Variation margin on futures contracts	8,250
Management fees	6,530
Distribution and service fees	2,215
Transfer agent and administrative fees	2,177
Portfolio accounting fees	1,306
Swap settlement	1,093
Trustees’ fees*	52
Miscellaneous	6,974
Total liabilities	293,499
Commitments and contingent liabilities (Note 11)	—
Net assets	$10,046,495

Net assets consist of:
Paid in capital	$9,837,071
Total distributable earnings (loss)	209,424
Net assets	$10,046,495

A-Class:
Net assets	$761,331
Capital shares outstanding	10,158
Net asset value per share	$74.95
Maximum offering price per share (Net asset value divided by 95.25%)	$78.69

C-Class:
Net assets	$59,364
Capital shares outstanding	836
Net asset value per share	$71.05

H-Class:
Net assets	$9,225,800
Capital shares outstanding	123,798
Net asset value per share	$74.52

STATEMENT OF OPERATIONS
Year Ended March 31, 2019

Investment Income:
Interest	$55,176
Total investment income	55,176

Expenses:
Management fees	20,923
Distribution and service fees:
A-Class	312
C-Class	2,016
H-Class	6,162
Transfer agent and administrative fees	6,976
Portfolio accounting fees	4,186
Registration fees	1,842
Custodian fees	379
Trustees’ fees*	298
Miscellaneous	5,671
Total expenses	48,765
Net investment income	6,411

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Swap agreements	261,574
Futures contracts	17,203
Net realized gain	278,777
Net change in unrealized appreciation (depreciation) on:
Swap agreements	(46,482)
Futures contracts	74,808
Net change in unrealized appreciation (depreciation)	28,326
Net realized and unrealized gain	307,103
Net increase in net assets resulting from operations	$313,514

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

48 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended March 31, 2019	Year Ended March 29, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$6,411	$(10,212)
Net realized gain on investments	278,777	9,667
Net change in unrealized appreciation (depreciation) on investments	28,326	6,392
Net increase in net assets resulting from operations	313,514	5,847

Distributions to shareholders:
A-Class	—	(168)[1]
C-Class	—	(303)[1]
H-Class	—	(1,182)[1]
Total distributions to shareholders	—	(1,653)

Capital share transactions:
Proceeds from sale of shares
A-Class	802,223	130,039
C-Class	562,652	183,393
H-Class	12,481,943	5,454,762
Distributions reinvested
A-Class	—	83
C-Class	—	303
H-Class	—	1,137
Cost of shares redeemed
A-Class	(161,079)	(129,561)
C-Class	(571,192)	(194,341)
H-Class	(4,195,724)	(5,310,619)
Net increase from capital share transactions	8,918,823	135,196
Net increase in net assets	9,232,337	139,390

Net assets:
Beginning of year	814,158	674,768
End of year	$10,046,495	$814,158

Capital share activity:
Shares sold
A-Class	10,840	1,777
C-Class	8,050	2,590
H-Class	173,562	73,804
Shares issued from reinvestment of distributions
A-Class	—	1
C-Class	—	4
H-Class	—	15
Shares redeemed
A-Class	(2,266)	(1,760)
C-Class	(8,390)	(2,721)
H-Class	(58,196)	(71,986)
Net increase in shares	123,600	1,724

[1]	For the year ended March 29, 2018, the total distributions to shareholders were all from net investment income (see Note 11).

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 49

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$73.42	$71.93	$72.75	$81.52	$100.68
Income (loss) from investment operations:
Net investment income (loss)[a]	.10	(.55)	(.91)	1.12	(1.44)
Net gain (loss) on investments (realized and unrealized)	1.43	2.13	3.87	2.23	(3.76)
Total from investment operations	1.53	1.58	2.96	3.35	(5.20)
Less distributions from:
Net investment income	—	(.09)	(3.70)	(12.12)	(13.96)
Net realized gains	—	—	(.08)	—	—
Total distributions	—	(.09)	(3.78)	(12.12)	(13.96)
Net asset value, end of period	$74.95	$73.42	$71.93	$72.75	$81.52

Total Return[b]	2.08%	2.18%	4.62%	5.13%	(5.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$761	$116	$113	$259	$39
Ratios to average net assets:
Net investment income (loss)	0.14%	(0.74%)	(1.19%)	1.59%	(1.50%)
Total expenses	1.66%	1.58%	1.58%	1.58%	1.71%
Portfolio turnover rate	—	—	733%	21,555%	655%

C-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$70.12	$69.22	$70.54	$80.35	$100.37
Income (loss) from investment operations:
Net investment income (loss)[a]	(.54)	(1.06)	(1.10)	(1.00)	(1.80)
Net gain (loss) on investments (realized and unrealized)	1.47	2.05	3.56	3.31	(4.26)
Total from investment operations	.93	.99	2.46	2.31	(6.06)
Less distributions from:
Net investment income	—	(.09)	(3.70)	(12.12)	(13.96)
Net realized gains	—	—	(.08)	—	—
Total distributions	—	(.09)	(3.78)	(12.12)	(13.96)
Net asset value, end of period	$71.05	$70.12	$69.22	$70.54	$80.35

Total Return[b]	1.33%	1.41%	4.09%	3.73%	(6.19%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$59	$82	$90	$129	$34
Ratios to average net assets:
Net investment income (loss)	(0.79%)	(1.49%)	(1.54%)	(1.33%)	(1.85%)
Total expenses	2.37%	2.34%	2.33%	2.32%	2.24%
Portfolio turnover rate	—	—	733%	21,555%	655%

50 | THE RYDEX FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

EMERGING MARKETS BOND STRATEGY FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

H-Class	Year Ended March 31, 2019	Year Ended March 29, 2018	Year Ended March 31, 2017[c]	Year Ended March 31, 2016[c]	Year Ended March 31, 2015[c]
Per Share Data
Net asset value, beginning of period	$72.98	$71.51	$72.19	$81.18	$100.73
Income (loss) from investment operations:
Net investment income (loss)[a]	.23	(.55)	(.28)	(.44)	(1.56)
Net gain (loss) on investments (realized and unrealized)	1.31	2.11	3.38	3.57	(4.03)
Total from investment operations	1.54	1.56	3.10	3.13	(5.59)
Less distributions from:
Net investment income	—	(.09)	(3.70)	(12.12)	(13.96)
Net realized gains	—	—	(.08)	—	—
Total distributions	—	(.09)	(3.78)	(12.12)	(13.96)
Net asset value, end of period	$74.52	$72.98	$71.51	$72.19	$81.18

Total Return	2.11%	2.19%	4.85%	4.82%	(5.74%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$9,226	$615	$472	$212	$153
Ratios to average net assets:
Net investment income (loss)	0.32%	(0.75%)	(0.38%)	(0.55%)	(1.64%)
Total expenses	1.70%	1.58%	1.54%	1.56%	1.74%
Portfolio turnover rate	—	—	733%	21,555%	655%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Reverse share split — Per share amounts for the periods presented through March 31, 2017 have been restated to reflect a 1:4 reverse share split effective November 7, 2016.

SEE NOTES TO FINANCIAL STATEMENTS.	THE RYDEX FUNDS ANNUAL REPORT | 51

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

The Rydex Series Funds (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (”1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund. The Trust is authorized to issue an unlimited number of no par value shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of seven separate classes of shares: Investor Class shares, A-Class shares, C-Class shares, H-Class shares, P-Class shares, Institutional Class shares and Money Market Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At March 31, 2019, the Trust consisted of fifty-two funds.

C-Class shares of each Fund will automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares.

This report covers the Long Short Equity Fund, Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund (the “Funds”), each a non-diversified investment company. At March 31, 2019, only A-Class, C-Class, H-Class, P-Class, and Institutional Class shares had been issued by the Funds.

The Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund, and Emerging Markets Bond Strategy Fund are designed and operated to accommodate frequent trading by shareholders and, unlike most mutual funds, offer unlimited exchange privileges with no minimum holding periods or transactions fees, which may cause the Funds to experience high portfolio turnover.

Security Investors, LLC, which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GI and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

The Trust calculates a NAV twice each business day; at 10:45 a.m. and at the close of the New York Stock Exchange (“NYSE”), usually 4:00 p.m. for the Emerging Markets 2x Strategy Fund, Inverse Emerging Markets 2x Strategy Fund and Emerging Markets Bond Strategy Fund. All other Funds in this report will price at the afternoon NAV. The NAV is calculated using the current market value of each Fund’s total assets as of the respective time of calculation. These financial statements are based on the March 31, 2019, afternoon NAV.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

52 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually at 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the closing bid price on that day.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

U.S. Government securities are valued by either independent pricing services, the last traded fill price, or at the reported bid price at the close of business.

Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.

The value of futures contracts is accounted for using the unrealized appreciation or depreciation on the contracts that is determined by marking the contracts to their current realized settlement prices. Financial futures contracts are valued at the 4:00 p.m. price on the valuation date. In the event that the exchange for a specific futures contract closes earlier than 4:00 p.m., the futures contract is valued at the official settlement price of the exchange. However, the underlying securities from which the futures contract value is derived are monitored until 4:00 p.m. to determine if fair valuation would provide a more accurate valuation.

The values of over-the-counter (“OTC”) swap agreements and credit default swap agreements entered into by a fund are accounted for using the unrealized appreciation or depreciation on the agreements that are determined by marking the agreements to the last quoted value of the index that the swaps pertain to at the close of the NYSE.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

In connection with futures contracts and other derivative investments, such factors may include obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market.

(b) Short Sales

When a Fund engages in a short sale of a security, an amount equal to the proceeds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to market to reflect the market value of the short sale. The Fund maintains a segregated account of cash and/or securities as collateral for short sales.

Fees, if any, paid to brokers to borrow securities in connection with short sales are recorded as interest expense. In addition, the Fund must pay out the dividend rate of the equity or coupon rate of the obligation to the lender and record this as an expense. Short dividend or interest expense is a cost associated with the investment objective of short sales transactions, rather than an operational cost associated with the day-to-day management of any mutual fund. The Fund may also receive rebate income from the broker resulting from the investment of the proceeds from securities sold short.

(c) Futures Contracts

Upon entering into a futures contract, a Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is affected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a

THE RYDEX FUNDS ANNUAL REPORT | 53

NOTES TO FINANCIAL STATEMENTS (continued)

realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(d) Swap Agreements

Swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Payments received or made as a result of an agreement or termination of an agreement are recognized as realized gains or losses.

Credit default swap agreements are marked-to-market daily and the change, if any, is recorded as unrealized appreciation or depreciation. Upfront payments received or made by a Fund on credit default swap agreements are amortized over the expected life of the agreement. Periodic payments received or paid by a Fund are recorded as realized gains or losses. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses.

(e) Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation, or other political, social or economic developments, all of which could affect the market and/or credit risk of the investments.

The Funds do not isolate that portion of the results of operations resulting from changes in the foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

Reported net realized foreign exchange gains and losses arise from sales of foreign currencies and currency gains or losses realized between the trade and settlement dates on investment transactions. Net unrealized exchange appreciation and depreciation arise from changes in the fair values of assets and liabilities other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

(f) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of March 31, 2019, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(g) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as a reduction to cost if the securities are still held and as realized gains if no longer held in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(h) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(i) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain

54 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

expenses have been allocated to the individual Funds in the Trust based on the respective net assets for each Fund included in the Trust.

(j) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 2.43% at March 31, 2019.

(k) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Financial Instruments and Derivatives

As part of their investment strategy, the Funds utilize short sales and a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statements of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Financial Statements.

Short Sales

A short sale is a transaction in which a Fund sells a security it does not own. If the security sold short decreases in price between the time the Fund sells the security and closes its short position, the Fund will realize a gain on the transaction. Conversely, if the security increases in price during the period, the Fund will realize a loss on the transaction. The risk of such price increases is the principal risk of engaging in short sales.

Derivatives

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The Funds may utilize derivatives for the following purposes:

Duration: the use of an instrument to manage the interest rate risk of a portfolio.

Index Exposure: the use of an instrument to obtain exposure to a listed or other type of index.

Leverage: gaining total exposure to equities or other assets on the long and short sides at greater than 100% of invested capital.

Liquidity: the ability to buy or sell exposure with little price/market impact.

For any Fund whose investment strategy consistently involves applying leverage, the value of the Fund’s shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index or other asset. In addition, because an investment in derivative instruments generally requires a small investment relative to the amount of investment exposure assumed, an opportunity for increased net income is created; but, at the same time, leverage risk will increase. The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if they had not been leveraged.

Futures

A futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities or other instruments at a set price for delivery at a future date. There are significant risks associated with a Fund’s use of futures contracts, including (i) there may be an imperfect or no correlation between the changes in market value of the underlying asset and the prices of futures contracts; (ii) there may not be a liquid secondary market for a futures contract; (iii) trading restrictions or limitations may be imposed by an exchange; and (iv) government regulations may restrict trading in futures contracts. When investing in futures, there is minimal counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. Cash deposits are shown as segregated cash with broker on the Statements of Assets and Liabilities; securities held as collateral are noted on the Schedules of Investments.

THE RYDEX FUNDS ANNUAL REPORT | 55

NOTES TO FINANCIAL STATEMENTS (continued)

The following table represents the Funds’ use and volume of futures on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	$377,486	$—
Inverse Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	66,456
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	2,098,791	—

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. A fund utilizing OTC swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying asset declines in value. Certain standardized swaps are subject to mandatory central clearing and are executed on a multi-lateral or other trade facility platform, such as a registered exchange. There is limited counterparty credit risk with respect to centrally-cleared swaps as the transaction is facilitated through a central clearinghouse, much like exchange-traded futures contracts. Upon entering into certain centrally cleared swap transactions, a Fund is required to deposit with its clearing broker an amount of cash or securities as an initial margin. Subsequent variation margin payments or receipts are made or received by the Fund, depending on fluctuations in the fair value of the reference entity. For a fund utilizing interest rate swaps, the exchange bears the risk of loss. There is no guarantee that a fund or an underlying fund could eliminate its exposure under an outstanding swap agreement by entering into an offsetting swap agreement with the same or another party.

Total return swaps and custom basket swaps involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset (such as index or a custom basket of securities) for a fixed or variable interest rate. Total return and custom basket swaps will usually be computed based on the current value of the reference asset as of the close of regular trading on the NYSE or other exchange, with the swap value being adjusted to include dividends accrued, financing charges and/or interest associated with the swap agreement. A fund utilizing total return or custom basket swaps bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty or if the underlying reference asset declines in value.

The following table represents the Funds’ use and volume of total return swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Long	Short
Long Short Equity Fund	Index exposure, Liquidity	$15,449,005	$26,606,877
Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	9,079,648	—
Inverse Emerging Markets 2x Strategy Fund	Index exposure, Leverage, Liquidity	—	6,419,353
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	1,516,664	—

Credit default swaps are instruments which allow for the full or partial transfer of third party credit risk, with respect to a particular entity or entities, from one counterparty to the other. In accordance with its principal investment strategy, the Funds enter into credit default swaps as a seller of protection primarily to gain exposure similar to the high yield bond market. A seller of credit default swaps is selling credit protection or assuming credit risk with respect to the underlying entity or entities. If a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If no default occurs, the counterparty will pay the stream of payments and have no further obligations to the fund selling the credit protection. The Notional Principal reflects the maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs. As the seller of protection, the Fund receives periodic premium payments from the counterparty and may also receive or pay an upfront premium adjustment to the stated periodic premium. In the event a credit event occurs, an adjustment will be made to any upfront premiums that were received by a reduction of 1.00% per credit event. For a fund utilizing centrally cleared credit default swaps, the exchange bears the risk of loss. For OTC credit default swaps, a fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty, or in the case of a credit default swap in which a fund is selling credit protection, the default of a third party issuer.

56 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of year end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The following table represents the Funds’ use and volume of credit default swaps on a quarterly basis:

		Average Notional Amount
Fund	Use	Protection Purchased	Protection Sold
Emerging Markets Bond Strategy Fund	Duration, Index exposure, Leverage, Liquidity	$—	$2,850,000

Derivative Investment Holdings Categorized by Risk Exposure

The following is a summary of the location of derivative investments on the Funds’ Statements of Assets and Liabilities as of March 31, 2019:

Derivative Investment Type	Asset Derivatives	Liability Derivatives
Equity/Interest Rate contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
	Variation margin on futures contracts	Variation margin on futures contracts
Credit contracts	Unrealized appreciation on swap agreements	Unamortized upfront premiums received on credit default swap agreements
Variation margin on swap agreements

The following table sets forth the fair value of the Funds’ derivative investments categorized by primary risk exposure at March 31, 2019:

Asset Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 31, 2019
Long Short Equity Fund	$—	$99,348	$—	$—	$99,348
Emerging Markets 2x Strategy Fund	185	182,618	—	—	182,803
Emerging Markets Bond Strategy Fund	—	—	78,159	4,830	82,989

Liability Derivative Investments Value
Fund	Futures Equity Risk*	Swaps Equity Risk	Futures Interest Rate Risk*	Swaps Credit Risk*	Total Value at March 31, 2019
Long Short Equity Fund	$—	$166,930	$—	$—	$166,930
Emerging Markets Bond Strategy Fund	—	—	—	46,184	46,184
Inverse Emerging Markets 2x Strategy Fund	—	41,092	—	—	41,092

*

Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swap agreements as reported on the Schedules of Investments. Variation margin is reported within the Statements of Assets and Liabilities.

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended March 31, 2019:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity/Interest Rate contracts	Net realized gain (loss) on futures contracts
Net change in unrealized appreciation (depreciation) on futures contracts
Equity/Credit contracts	Net realized gain (loss) on swap agreements
Net change in unrealized appreciation (depreciation) on swap agreements

THE RYDEX FUNDS ANNUAL REPORT | 57

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended March 31, 2019:

Realized Gain (Loss) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Long Short Equity Fund	$—	$(4,027,941)	$—	$—	$(4,027,941)
Emerging Markets 2x Strategy Fund	(65,933)	(2,604,259)	—	—	(2,670,192)
Inverse Emerging Markets 2x Strategy Fund	(26,637)	(814,310)	—	—	(840,947)
Emerging Markets Bond Strategy Fund	—	—	17,203	261,574	278,777

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized on the Statements of Operations
Fund	Futures Equity Risk	Swaps Equity Risk	Futures Interest Rate Risk	Swaps Credit Risk	Total
Long Short Equity Fund	$—	$1,527,427	$—	$—	$1,527,427
Emerging Markets 2x Strategy Fund	(39,574)	(305,636)	—	—	(345,210)
Inverse Emerging Markets 2x Strategy Fund	—	(19,504)	—	—	(19,504)
Emerging Markets Bond Strategy Fund	—	—	74,808	(46,482)	28,326

In conjunction with the use of short sales and derivative instruments, the Funds are required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Funds use margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Funds.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. A Fund’s indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies. The Fund may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

Certain Funds may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Fund.

58 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Emerging markets, which consist of countries that have an emerging stock market as defined by Standard & Poor’s®, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets with similar characteristics as determined by GI, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Emerging markets can be subject to greater social, economic, regulatory, and political uncertainties and can be extremely volatile. As a result, the securities of emerging market issuers may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in securities of developed foreign countries. In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in emerging market countries. The Fund may also be subject to this risk with respect to its investments in derivatives or other securities or financial instruments whose returns are related to the returns of emerging market securities.

Note 3 – Offsetting

In the normal course of business, the Funds enter into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Funds to counteract the exposure to a specific counterparty with collateral received from or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.

In order to better define their contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, are reported separately on the Statements of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Funds in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Funds, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Funds, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Funds from their counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty nonperformance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe to be of good standing and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

THE RYDEX FUNDS ANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements:

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Assets[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Assets Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$99,348	$—	$99,348	$(99,348)	$—	$—
Emerging Markets 2x Strategy Fund	Swap equity contracts	182,618	—	182,618	—	—	182,618
Emerging Markets Bond Strategy Fund	Swap equity contracts	4,830	—	4,830	—	—	4,830

					Gross Amounts Not Offset in the Statements of Assets and Liabilities
Fund	Instrument	Gross Amounts of Recognized Liabilities[1]	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amount of Liabilities Presented on the Statements of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Long Short Equity Fund	Custom basket swap agreements	$166,930	$—	$166,930	$(166,930)	$—	$—
Inverse Emerging Markets 2x Strategy Fund	Swap equity contracts	41,092	—	41,092	(23,986)	—	17,106

[1]	Exchange-traded and centrally-cleared derivatives are excluded from these reported amounts.

The Funds have the right to offset deposits against any related derivative liabilities outstanding with each counterparty with the exception of exchange-traded or centrally-cleared derivatives. The following table presents deposits held by others in connection with derivative investments as of March 31, 2019.

Fund	Counterparty	Asset Type	Cash Pledged	Cash Received
Emerging Markets Bond Strategy Fund	Barclays Bank plc	Credit Default Swap agreements	$1,399,212	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1	—	quoted prices in active markets for identical assets or liabilities.

Level 2	—	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

60 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Level 3	—	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Long Short Equity Fund	0.90%
Emerging Markets 2x Strategy Fund	0.90%
Inverse Emerging Markets 2x Strategy Fund	0.90%
Emerging Markets Bond Strategy Fund	0.75%

GI engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted a Distribution Plan applicable to A-Class shares and H-Class shares for which GFD and other firms that provide distribution and/or shareholder services (“Service Providers”) may receive compensation. If a Service Provider provides distribution services, the Funds will pay distribution fees to GFD at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. GFD, in turn, will pay the Service Provider out of its fees. GFD may, at its discretion, retain a portion of such payments to compensate itself for distribution services.

The Trust has adopted a separate Distribution and Shareholder Services Plan applicable to its C-Class shares that allows the Funds to pay annual distribution and service fees of 1.00% of the Funds’ C-Class shares average daily net assets. The annual 0.25% service fee compensates a shareholder’s financial adviser for providing ongoing services to the shareholder. The annual distribution fee of 0.75% reimburses GFD for paying the shareholder’s financial adviser an ongoing sales commission. GFD advances the first year’s service and distribution fees to the financial adviser. GFD retains the service and distribution fees on accounts with no authorized dealer of record.

For the year ended March 31, 2019, GFD retained sales charges of $104,650 relating to sales of A-Class shares of the Trust.

Certain officers of the Trust are also officers of GI and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GI or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. U.S. Bank, N.A. (“U.S. Bank”) acts as the Funds’ custodian. As custodian, U.S. Bank is responsible for the custody of the Funds’ assets. For providing the aforementioned services, MUIS and U.S. Bank are entitled to receive a monthly fee equal to an annual percentage of each Funds’ average daily net assets and out of pocket expenses.

THE RYDEX FUNDS ANNUAL REPORT | 61

NOTES TO FINANCIAL STATEMENTS (continued)

Note 6 – Repurchase Agreements

The Funds transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by obligations of the U.S. Treasury and U.S. government agencies. The joint account includes other Funds in the Guggenheim complex not covered in this report. The collateral is in the possession of the Funds’ custodian and is evaluated to ensure that its market value exceeds, at a minimum, 102% of the original face amount of the repurchase agreements. Each Fund holds a pro rata share of the collateral based on the dollar amount of the repurchase agreement entered into by each Fund.

At March 31, 2019, the repurchase agreements in the joint account were as follows:

Counterparty and Terms of Agreement	Face Value	Repurchase Price	Collateral	Par Value	Fair Value
JPMorgan Chase & Co.			U.S. Treasury Note
2.55%			2.38%
Due 04/01/19	$291,165,248	$291,227,121	03/15/21	$296,224,000	$296,987,527
			U.S. Treasury Bill
			0.00%
			04/25/19	1,100	1,098
				296,225,100	296,988,625

Bank of America Merrill Lynch			U.S. TIP Note
2.55%			0.63%
Due 04/01/19	72,791,312	72,806,780	04/15/23	73,556,260	74,247,198

Barclays Capital			U.S. TIP Note
2.40%			2.13%
Due 04/01/19	65,197,533	65,210,573	02/15/40	53,332,105	66,501,535

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. The Funds’ investment adviser, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

Note 7 – Portfolio Securities Loaned

The Funds may lend their securities to approved brokers to earn additional income. Security lending income shown on the Statements of Operations is shown net of rebates paid to the borrowers and earnings on cash collateral investments shared with the lending agent. Within this arrangement, the Funds act as the lender, U.S. Bank acts as the lending agent, and other approved registered broker dealers act as the borrowers. The Funds receive cash collateral, valued at 102% of the value of the securities on loan. Under the terms of the Funds’ securities lending agreement with U.S. Bank, cash collateral and proceeds are invested in the First American Government Obligations Fund — Class Z. The Funds bear the risk of loss on cash collateral investments. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the Funds the next business day. Although the collateral mitigates the risk, the Funds could experience a delay in recovering their securities and a possible loss of income or value if the borrower fails to return the securities. The Funds have the right under the securities lending agreement to recover the securities from the borrower on demand. Securities lending transactions are accounted for as secured borrowings. The remaining contractual maturity of the securities lending agreement is overnight and continuous.

62 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2019, the Funds participated in securities lending transactions, which are subject to enforceable netting arrangements, as follows:

	Gross Amounts Not Offset in the Statements of Assets and Liabilities			Securities Lending Collateral
Fund	Value of Securities Loaned	Collateral Received(a)	Net Amount	Cash Collateral Invested	Cash Collateral Uninvested	Total Collateral
Long Short Equity Fund	$78,759	$(78,759)	$—	$80,133	$—	$80,133
Emerging Markets 2x Strategy Fund	97,341	(97,341)	—	101,007	—	101,007

(a)	Actual collateral received by the Fund is greater than the amount shown due to overcollateralization.

In the event of counterparty default, the Funds have the right to collect the collateral to offset losses incurred. There is potential loss to the Funds in the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights. GI, acting under the supervision of the Board, reviews the value of the collateral and the creditworthiness of those banks and dealers to evaluate potential risks.

Note 8 – Federal Income Tax Information

The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Fund from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken, or to be taken, on federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. The Fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended March 31, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Long Short Equity Fund	$269,698	$168,798	$438,496

The tax character of distributions paid during the year ended March 29, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Emerging Markets Bond Strategy Fund	$1,653	$—	$1,653

Note: For federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

THE RYDEX FUNDS ANNUAL REPORT | 63

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of March 31, 2019 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Long Short Equity Fund	$—	$—	$(185,367)	$(3,415,078)	$(3,600,445)
Emerging Markets 2x Strategy Fund	44,598	—	331,682	(10,324,787)	(9,948,507)
Inverse Emerging Markets 2x Strategy Fund	2,073	—	(41,092)	(18,526,519)	(18,565,538)
Emerging Markets Bond Strategy Fund	250,778	—	(41,354)	—	209,424

For federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of March 31, 2019, capital loss carryforwards for the Fund were as follows:

	Unlimited
Fund	Short-Term	Long-Term	Total Capital Loss Carryforward
Long Short Equity Fund	$(2,962,545)	$(452,533)	$(3,415,078)
Emerging Markets 2x Strategy Fund	(8,956,035)	(1,368,752)	(10,324,787)
Inverse Emerging Markets 2x Strategy Fund	(17,650,367)	(876,152)	(18,526,519)

For the year ended March 31, 2019, the following capital loss carryforward amounts expired or were utilized:

Fund	Expired	Utilized	Total
Emerging Markets Bond Strategy Fund	$—	$91,608	$91,608

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in swaps, losses deferred due to wash sales, distributions in connection with redemption of fund shares, taxable overdistributions, and the “mark-to-market” of certain derivatives. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of March 31, 2019 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Long Short Equity Fund	$(354,016)	$354,016
Emerging Markets Bond Strategy Fund	2,140	(2,140)

64 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2019, the cost of securities for federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Long Short Equity Fund	$22,928,685	$1,203,431	$(1,388,798)	$(185,367)
Emerging Markets 2x Strategy Fund	11,840,380	334,815	(3,133)	331,682
Inverse Emerging Markets 2x Strategy Fund	1,970,880	—	(41,092)	(41,092)
Emerging Markets Bond Strategy Fund	8,915,199	32,775	(74,129)	(41,354)

Note 9 – Securities Transactions

For the year ended March 31, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Long Short Equity Fund	$46,243,012	$56,555,864
Emerging Markets 2x Strategy Fund	150,867,821	162,297,443

The Funds are permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by a Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price to save costs, where permissible. For the year ended March 31, 2019, the Funds engaged in purchases and sales of securities, pursuant to Rule 17a-7 of the 1940 Act, as follows:

Fund	Purchases	Sales	Realized Gain (Loss)
Emerging Markets 2x Strategy Fund	$160,868	$680,800	$32,406

Note 10 – Line of Credit

The Trust, along with other affiliated trusts, secured an uncommitted $75,000,000 line of credit from U.S. Bank, N.A., which expires June 9, 2019. This line of credit is reserved for emergency or temporary purposes. Borrowings, if any, under this arrangement bear interest equal to the Prime Rate, minus 2%, which shall be paid monthly, averaging 3.15% for the year ended March 31, 2019. The Funds did not have any borrowings outstanding under this agreement at March 31, 2019.

The average daily balances borrowed for the year ended March 31, 2019, were as follows:

Fund	Average Daily Balance
Emerging Markets 2x Strategy Fund	$3,630

Note 11 – Recent Regulatory Reporting Updates

In August 2018, the U.S. Securities and Exchange Commission adopted amendments to certain disclosure requirements under Regulation S-X to conform to U.S. GAAP, including: (i) an amendment to require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities; and (ii) an amendment to require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, on the Statements of Changes in Net Assets. As of March 31, 2019, management has implemented the amendments to Regulation S-X, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.

THE RYDEX FUNDS ANNUAL REPORT | 65

NOTES TO FINANCIAL STATEMENTS (continued)

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of March 31, 2019, the Funds have fully adopted the provisions of the ASU 2018-13, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 12 – Legal Proceedings

Tribune Company

Rydex Series Funds has been named as a defendant and a putative member of the proposed defendant class of shareholders in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (formerly Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, Adv. Pro. No. 10-54010 (Bankr. D. Del.)) (the “FitzSimons action”), as a result of ownership by certain series of the Rydex Series Funds of shares in the Tribune Company (“Tribune”) in 2007, when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In his complaint, the plaintiff has alleged that, in connection with the LBO, Tribune insiders and shareholders were overpaid for their Tribune stock using financing that the insiders knew would, and ultimately did, leave Tribune insolvent. The plaintiff has asserted claims against certain insiders, major shareholders, professional advisers, and others involved in the LBO. The plaintiff is also attempting to obtain from former Tribune shareholders, including the Rydex Series Funds, the proceeds they received in connection with the LBO.

In June 2011, a group of Tribune creditors filed multiple actions against former Tribune shareholders involving state law constructive fraudulent conveyance claims arising out of the 2007 LBO (the “SLCFC actions”). Rydex Series Funds has been named as a defendant in one or more of these suits. In those actions, the creditors seek to recover from Tribune’s former shareholders the proceeds received in connection with the 2007 LBO.

The FitzSimons action and the SLCFC actions have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding captioned In re Tribune Company Fraudulent Conveyance Litig., No. 11-md-2696 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ omnibus motion to dismiss the SLCFC actions, on the basis that the creditors lacked standing. On September 30, 2013, the creditors filed a notice of appeal of the September 23 order. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order.

On March 29, 2016, the U.S. Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code—the statutory safe harbor for settlement payments.

On April 12, 2016, the Plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. The shareholder defendants, including the Funds, filed a joint brief in opposition to the petition for certiorari on October 24, 2016. On April 3, 2018, Justice Kennedy and Justice Thomas issued a “Statement” related to the petition for certiorari suggesting that the Second Circuit and/or District Court may want to take steps to reexamine the application of the Section 546(e) safe harbor to the previously dismissed state law constructive fraudulent transfer claims based on the Supreme Court’s decision in Merit Management Group LP v. FTI Consulting, Inc. On April 10, 2018, Plaintiffs filed in the Second Circuit a motion for that court to recall its mandate, vacate its prior decision, and remand to the district court for further proceedings consistent with Merit Management. On April 20, 2018, the shareholder defendants filed an opposition to Plaintiffs’ motion to recall the mandate. On May 15, 2018, the Second Circuit issued an order recalling the mandate “in anticipation of further panel review.”

On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent

66 | THE RYDEX FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (concluded)

conveyance claim in the FitzSimons action. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The plaintiff requested that the Court direct entry of a final judgment in order to make the order immediately appealable. On February 23, 2017, the Court issued an order stating that it intends to permit an interlocutory appeal of the dismissal order, but will wait to do so until it has resolved outstanding motions to dismiss filed by other defendants. Accordingly, the timing of the appeal is uncertain.

On July 18, 2017, the plaintiff submitted a letter to the District Court seeking leave to amend its complaint to add a constructive fraudulent transfer claim. The shareholder defendants opposed that request. On August 24, 2017, the Court denied the plaintiff’s request without prejudice to renewal of the request in the event of an intervening change in the law. On March 8, 2018, the plaintiff renewed his request for leave to file a motion to amend the complaint to assert a constructive fraudulent transfer claim based on the Supreme Court’s ruling in Merit Management Group LP v. FTI Consulting, Inc. The shareholder defendants opposed that request. On June 18, 2018 the District Court ordered that the request would be stayed pending further action by the Second Circuit in the SLCFC actions.

On December 18, 2018, plaintiff filed a letter with the District Court requesting that the stay be dissolved in order to permit briefing on the motion to amend the complaint and indicating plaintiff’s intention to file another motion to amend the complaint to reinstate claims for intentional fraudulent transfer. The shareholder defendants opposed that request. On January 14, 2019, the court held a case management conference, during which the court stated that it would not lift the stay prior to further action from the Second Circuit in the SLCFC actions. The court further stated that it would allow the plaintiff to file a motion to amend to try to reinstate its intentional fraudulent transfer claim. On January 23, 2019, the court ordered the parties still facing pending claims to participate in a mediation.

On March 27, 2019, the court held a telephone conference and decided to allow plaintiff to file a motion for leave to amend. On April 4, 2019, plaintiff filed a motion to amend the Fifth Amended Complaint to assert a federal constructive fraudulent transfer claim against certain shareholder defendants. On April 10, 2019, the shareholder defendants filed a brief in opposition to plaintiff’s motion to amend. On April 12, 2019, the plaintiff filed a reply brief. On April 23, 2019, the court denied the plaintiff’s motion to amend.

None of these lawsuits alleges any wrongdoing on the part of Rydex Series Funds. The following series of Rydex Series Funds held shares of Tribune and tendered these shares as part of Tribune’s LBO: Nova Fund, S&P 500® Pure Value Fund, Multi-Cap Core Equity Fund, S&P 500® Fund, Multi-Hedge Strategies Fund and Hedged Equity Fund (the “Funds”). The value of the proceeds received by the foregoing Funds was $28,220, $109,242, $9,860, $3,400, $1,181,160, and $10,880, respectively. At this stage of the proceedings, Rydex Series Funds is not able to make a reliable predication as to the outcome of these lawsuits or the effect, if any, on a Fund’s net asset value.

Note 13 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no additional material events that would require adjustment to or disclosure in the Funds’ financial statements.

THE RYDEX FUNDS ANNUAL REPORT | 67

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Guggenheim Long Short Equity Fund, Rydex Emerging Markets 2x Strategy Fund, Rydex Inverse Emerging Markets 2x Strategy Fund and Rydex Emerging Markets Bond Strategy Fund and the Board of Trustees of Rydex Series Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Guggenheim Long Short Equity Fund, Rydex Emerging Markets 2x Strategy Fund, Rydex Inverse Emerging Markets 2x Strategy Fund and Rydex Emerging Markets Bond Strategy Fund (collectively referred to as the “Funds”), (four of the funds constituting Rydex Series Funds (the “Trust”)), including the schedules of investments, as of March 31, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the funds constituting Rydex Series Funds) at March 31, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
May 23, 2019

68 | THE RYDEX FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.

The Fund’s investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending March 31, 2019, the following fund had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended March 31, 2019, the following fund had the corresponding percentages qualify as interest related dividends and qualified short-term capital gains as permitted by IRC Section 871(k)(1) and IRC Section 871(k)(2), respectively. See qualified interest income and qualified short-term capital gain columns, respectively, in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Short-Term Capital Gain
Long Short Equity Fund	100.00%	100.00%	100.00%

With respect to the taxable year ended March 31, 2019, the Fund hereby designates as capital gain dividends the amount listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Long Short Equity Fund	$168,798	$—

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Fund’s portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Sector Classification

Information in the Schedule of Investments is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

THE RYDEX FUNDS ANNUAL REPORT | 69

OTHER INFORMATION (Unaudited)(concluded)

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which are available on the SEC’s website at https://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

70 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

A Board of Trustees oversees the Trust, as well as other trusts of GI, in which its members have no stated term of service, and continue to serve after election until resignation. The Statement of Additional Information includes further information about Fund Trustees and Officers, and can be obtained without charge by visiting guggenheiminvestments.com or by calling 800.820.0888.

Name, Address* and Year of Birth of Trustee	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee***
INDEPENDENT TRUSTEES
Angela Brock-Kyle (1959)	Trustee and Member of the Audit Committee (2016-present); and Member of the Governance and Nominating Committee (2017-present).	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	109	None.
Corey A. Colehour (1945)	Trustee (1993-present); Member of the Audit Committee (1994-present); Member of the Governance and Nominating Committee (2017-present).	Retired.	109	None.
J. Kenneth Dalton (1941)	Trustee (1995-present); Chairman and Member of the Audit Committee (1997-present); and Member of the Governance and Nominating Committee (2018-present).	Retired.	109	Former: Epiphany Funds (2) (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee, Member of the Audit Committee (2005-present); Chairman and Member of the Governance and Nominating Committee (2017-present).	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	109	US Global Investors (GROW) (1995-present) and Harvest Volatility Edge Trust (3) (2017-present).
Sandra G. Sponem (1958)	Trustee and Member of the Audit Committee (2016-present); Member of the Governance and Nominating Committee (2017-present; and Chairwoman (January 2019-present).	Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	109	SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).

THE RYDEX FUNDS ANNUAL REPORT | 71

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
OFFICERS
Michael P. Byrum (1970)	Vice President (2000-present)

Current: Senior Managing Director, Guggenheim Investments (2010-present); Senior Vice President, Security Investors, LLC (2010-present); Vice President, certain other funds in the Fund Complex (2000-present).

Former: Manager, Guggenheim Specialized Products, LLC (2005-2018); Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010), Rydex Advisors, LLC; Director (2008-2010), Chief Investment Officer (2006-2010), President (2004-2010) and Secretary (2002-2010),Rydex Advisors, LLC and Rydex Advisors II, LLC.

James M. Howley (1972)	Assistant Treasurer (2016-present)

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Amy J. Lee (1961)	President (2017-present)

Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); President, certain other funds in the Fund Complex (2017-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, certain other funds in the Fund Complex (2007-present).

Former: Interested Trustee, certain other funds in the Fund Complex (2018-February 2019); President and Chief Executive Officer, certain other funds in the Fund Complex (2017-2018); and Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).

Mark E. Mathiasen (1978)	Secretary (2017-present)	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer (2016-present)	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund Complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary (2018-present)	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer (2012-present)

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

72 | THE RYDEX FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years
OFFICERS - concluded
Margaux Misantone (1978)	AML Officer (2017-present)

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer (2016-present)

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

William Rehder (1967)	Assistant Vice President (2018-present)	Current: Managing Director, Guggenheim Investments (2002-present).
Kimberly J. Scott (1974)	Assistant Treasurer (2016-present)

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

John L. Sullivan (1955)	Chief Financial Officer and Treasurer (2016-present)

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); CFO and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer (2017-present)

Current: Vice President, Guggenheim Investments (2017-present); Assistant Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	All Trustees and Officers may be reached c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**

The “Fund Complex” includes all closed-end and open-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser or servicing agent that is an affiliated person of the Adviser. Information provided is as of the date of this report.

***	Certain of the Trustees may serve as directors on the boards of companies not required to be disclosed above, including certain non-profit companies and charitable foundations.

THE RYDEX FUNDS ANNUAL REPORT | 73

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

74 | THE RYDEX FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud). If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to

THE RYDEX FUNDS ANNUAL REPORT | 75

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority. We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

76 | THE RYDEX FUNDS ANNUAL REPORT

This page intentionally left blank.

Item 2. Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Sandra

Sponem. Ms. Sponem is “independent,” meaning that she is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and she does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in her capacity as a Board or committee member).

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate Audit Fees billed by the registrant’s principal accountant for professional services rendered for the audit of the annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years ended March 31, 2019 and March 29, 2018 were $867,833 and $867,833, respectively.

(b) Audit Related Fees. The aggregate Audit-Related Fees billed by the registrant’s principal accountant for assurance and related services that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item for the fiscal years ended March 31, 2019 and March 29, 2018 were $0 and $0, respectively.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant (“Service Affiliates”) which required pre-approval by the Audit Committee which related to the review of the transfer agent function for the fiscal years ended March 31, 2019 and March 29, 2018 were $0 and $0, respectively.

(c) Tax Fees: The aggregate Tax Fees billed by the registrant’s principal accountant for professional services rendered for tax compliance, tax advice, and tax planning, including preparation of tax returns and distribution assistance, for the fiscal years ended March 31, 2019 and March 29, 2018 were $455,018 and $453,793, respectively.

(d) All Other Fees. The aggregate All Other Fees billed by the registrant’s principal accountant for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, for the fiscal years ended March 31, 2019 and March 29, 2018 were $0 and $0, respectively.

(e) Audit Committee Pre-Approval Policies and Procedures. The audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such service is required between regularly scheduled audit committee meetings, the chairman of the audit committee, J. Kenneth Dalton, is authorized to pre-approve the service with full committee approval at the next scheduled meeting. There shall be no waivers of the pre-approval process. No services described in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the registrant’s accountant for the most recent fiscal year and the preceding fiscal year for services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant were $455,018 and $453,793, respectively. These aggregate fees were less than the aggregate fees billed for the same periods by the registrant’s principal accountant for audit services rendered to the registrant, the investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant.

(h) Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2) Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b) A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Rydex Series Funds

By (Signature and Title)*		/s/ Amy J. Lee
Amy J. Lee, President

Date	June 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Amy J. Lee
Amy J. Lee, President

Date	June 7, 2019

By (Signature and Title)*		/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Treasurer

Date	June 7, 2019

*	Print the name and title of each signing officer under his or her signature.